UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-3618

Metropolitan Series Fund, Inc.

(Exact name of registrant as specified in charter)

501 Boylston Street

Boston, Massachusetts 02116

(Address of Principal Executive Office)

THOMAS M. LENZ, ESQ.

MetLife Advisers, LLC

501 Boylston Street

Boston, Massachusetts 02116

(Name and address of agent for service)

Copy to:

JOHN M. LODER

One Financial Center

Boston, Massachusetts 02111

Registrant’s telephone number, including area code: 617-578-3104

Date of fiscal year end: December 31

Date of reporting period: December 31, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”):

Metropolitan Series Fund, Inc. BlackRock Aggressive Growth Portfolio Annual Report	December 31, 2007

Letter from the President

February 1, 2008

Letter to Policy Holders:

2007 was a tumultuous year in the financial markets driven by concerns in the credit markets surrounding sub-prime mortgages and fears of recession in the U.S. Economy. The broad markets were mixed, with the Dow Jones Industrial Average up 8.9% and the MSCI EAFE Index, which measures the performance of international equities, up 11.2% for the year, while the Russell 2000 Index, which measures the performance of small capitalization stocks, was down 1.6%.

In the fixed income markets, credit spreads increased as a result of the pressure from sub-prime mortgage crisis and the Federal Reserve lowered interest rates by a total of 1% during the year. The Lehman Brothers Aggregate Bond Index posted a 7.0% return for the year.

On the following pages, you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth Forget

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the year ended December 31, 2007, the Class A shares of the BlackRock Aggressive Growth Portfolio returned 20.6%, compared to its benchmark, the Russell Midcap Growth Index1, which returned 11.4%. The average return of its peer group, the Lipper Variable Insurance Products Mid-Cap Growth Funds Universe2 , was 16.5% over the same period.

PORTFOLIO REVIEW

2007 began largely where 2006 left off. A slowdown in U.S. growth occurred following Fed tightening, rising oil prices, and the beginning of concerns around credit and slower spending by the U.S. consumer. Earnings growth remained strong on the back of solid export growth, a declining dollar and share buybacks. A transition in leadership from small, value and domestic to large, growth and multinational became evident as the year began. During the second half of 2007, the benign fundamentals of 2003-2006, namely strong global growth, rising profitability levels, and falling risk premiums, were replaced by credit stress; pressures on the capital position of the financial system; questions about the sustainability of the business cycle; and rising energy and food prices. Reflecting these woes, market prices moved considerably. Government bond yields plummeted, the dollar fell faster than in earlier years, credit spreads widened and equities became trendless and volatile. The financial and consumer discretionary sectors experienced drops of one-quarter to one-third. Commodity and industrial-related multinational companies performed the best. Emerging market economies and equity markets performed well yet again. The Federal Reserve moved from an attitude of vigilance about inflation to one of providing liquidity and lowering rates to shore up the functioning of credit markets and fight economic weakness.

BlackRock Aggressive Growth Portfolio had positive returns for the fifth consecutive year and significantly outperformed the Russell Midcap Growth Index. Strong stock selection in consumer discretionary, financials and healthcare, along with sector positioning in consumer discretionary and energy, helped returns.

The largest change in sector positioning during the year came in information technology (IT), where we notably reduced our overweight versus the benchmark Russell Midcap Growth Index. This shift resulted from a combination of our eliminating some IT holdings from the Portfolio while the benchmark’s sector weighting increased. We eliminated a number of names within the sector, including CACI International and Ingram Micro, in order to pursue more attractive opportunities. Sizeable holding Alliance Data Systems, a private label credit card processing service provider, was sold after the company announced it was being taken private by Blackstone. Additionally, video conference provider Polycom was sold due to high valuation. Cash generated from the selling of these names allowed us to increase our exposure in healthcare from a slight underweight to an overweight position. Notable additions included Medicis Pharmaceutical, Hologic Inc. and Magellan Health Services. At year-end, our largest overweights were concentrated in the healthcare and information technology sectors, while our most significant underweight was in the utilities sector. We continue to look for names with good growth opportunities, regardless of sector or market conditions.

A combination of strong stock selection and a relative underweight in the consumer discretionary sector proved to be the greatest contributors to both absolute and relative returns for the period. Stock selection in the specialty retail industry, in particular, accounted for the largest part of the success. Sizeable Portfolio holding GameStop more than doubled in price as the video game retailer continued to report strong financial results. Dick’s Sporting Goods was also a positive contributor within specialty retail, as the company consistently executed in a tough retail environment. Elsewhere in consumer discretionary, hotel chain Orient-Express Hotels appreciated more than 20% on strong international results and takeover speculation.

Although the financials sector generated limited returns for the period, strong stock selection within the Portfolio helped both relative and absolute returns. CME Group was the top contributor in the sector, benefiting from increased trading activity in addition to its successful merger with the Chicago Board of Trade. Our underweight in utilities had a slightly negative effect on the Portfolio, as the sector accounts for only a small part of the Russell Midcap Growth Index.

Consistent with the Portfolio’s investment process and discipline, its structure at any given time reflects our bottom-up analysis of what we believe are the most promising investment opportunities in the mid cap growth universe. We do not make macroeconomic, sector, or thematic predictions.

* The views expressed above are those of the subadvisory firm as of December 31, 2007 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

1 The Russell Midcap® Growth Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with higher price-to-book ratios and higher forecasted growth values.

2 The Lipper Variable Insurance Products Fund Average is an average of the total return performance (calculated on the basis of net asset value) of variable product funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-2

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

A $10,000 INVESTMENT COMPARED TO

THE RUSSELL MIDCAP GROWTH INDEX

Average Annual Returns as of December 31, 2007

	BlackRock Aggressive Growth Portfolio				Russell MidCap Growth Index
	Class A	Class B	Class D	Class E
1 Year	20.6%	20.2%	20.4%	20.4%	11.4%
5 Year	17.8	—	—	17.6	17.9
10 Year	5.6	—	—	—	7.6
Since Inception	—	12.0	10.9	5.0	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B, Class D and Class E shares are: 4/29/88, 4/26/04, 5/2/06 and 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION as of December 31, 2007

Top Holdings

% of Total Net Assets
GameStop Corp. (Class A)	2.9%
Thermo Fisher Scientific, Inc.	2.6%
Ametek, Inc.	2.5%
CME Group, Inc.	2.5%
Harris Corp.	2.4%
Oshkosh Truck Corp.	2.3%
Pediatrix Medical Group, Inc.	2.2%
Medco Health Solutions, Inc.	2.2%
Agrium, Inc.	2.2%
Amphenol Corp. (Class A)	2.2%

Top Sectors

% of Total Market Value
Information Technology	21.7%
Industrials	16.7%
Health Care	15.6%
Consumer Discretionary	14.8%
Energy	13.4%
Materials	6.7%
Financials	5.9%
Cash	2.2%
Consumer Staples	1.6%
Telecommunication Services	1.4%

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2007 through December 31, 2007.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period* July 1, 2007 to December 31, 2007
BlackRock Aggressive Growth—Class A	Actual	0.76%	$1,000.00	$1,071.20	$3.97
	Hypothetical	0.76%	$1,000.00	$1,021.33	$3.87

BlackRock Aggressive Growth—Class B	Actual	1.01%	$1,000.00	$1,069.60	$5.27
	Hypothetical	1.01%	$1,000.00	$1,020.05	$5.14

BlackRock Aggressive Growth—Class D	Actual	0.86%	$1,000.00	$1,070.20	$4.49
	Hypothetical	0.86%	$1,000.00	$1,020.82	$4.38

BlackRock Aggressive Growth—Class E	Actual	0.91%	$1,000.00	$1,070.30	$4.75
	Hypothetical	0.91%	$1,000.00	$1,020.56	$4.63

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MSF-4

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Schedule of Investments as of December 31, 2007

Common Stock—96.9% of Total Net Assets

Security Description	Shares	Value*

Aerospace & Defense—4.4%
BE Aerospace, Inc. (a)	420,500	$22,244,450
Goodrich Corp.	307,300	21,698,453
Precision Castparts Corp.	85,480	11,856,076

		55,798,979

Air Freight & Logistics—0.5%
UTi Worldwide, Inc.	313,800	6,150,480

Biotechnology—1.0%
Martek Biosciences Corp. (a) (b)	445,000	13,163,100

Capital Markets—2.3%
Affiliated Managers Group, Inc. (a) (b)	79,000	9,279,340
Invesco, Ltd. (b)	268,400	8,422,392
T. Rowe Price Group, Inc.	181,800	11,067,984

		28,769,716

Chemicals—4.0%
Agrium, Inc.	386,100	27,880,281
Celanese Corp.	548,700	23,220,984

		51,101,265

Commercial Services & Supplies—3.8%
Employee Solutions, Inc. (a) (b) (c)	484	0
Genpact, Ltd. (b)	397,700	6,056,971
IHS, Inc. (a) (b)	383,200	23,206,593
TeleTech Holdings, Inc. (a) (b)	912,000	19,398,240

		48,661,804

Communications Equipment—4.6%
Foundry Networks, Inc. (a)	853,600	14,955,072
Harris Corp.	483,320	30,294,498
Juniper Networks, Inc. (a)	393,300	13,057,560

		58,307,130

Construction & Engineering—0.5%
Quanta Services, Inc. (a)	255,000	6,691,200

Diversified Consumer Services—0.9%
DeVry, Inc.	213,302	11,083,172

Diversified Financial Services—2.8%
CME Group, Inc.	47,030	32,262,580
MSCI, Inc. (a)	78,900	3,029,760

		35,292,340

Electrical Equipment—2.5%
Ametek, Inc. (a)	691,800	32,403,912

Electronic Equipment & Instruments—2.2%
Amphenol Corp. (Class A)	592,300	27,464,951

Energy Equipment & Services—4.3%
Acergy S.A. (ADR) (a)	678,700	14,911,039

Security Description	Shares	Value*

Energy Equipment & Services—(Continued)
BJ Services Co.	273,800	$6,642,388
Noble Corp.	317,100	17,919,321
Transocean, Inc.	104,996	15,030,177

		54,502,925

Health Care Equipment & Supplies—1.6%
Hologic, Inc. (a)	300,800	20,646,912

Health Care Providers & Services—6.5%
Coventry Health Care, Inc. (a)	233,100	13,811,175
Magellan Health Services, Inc. (a)	275,000	12,823,250
Medco Health Solutions, Inc. (a)	276,200	28,006,680
Pediatrix Medical Group, Inc. (a)	411,000	28,009,650

		82,650,755

Hotels, Restaurants & Leisure—6.6%
International Game Technology	390,240	17,143,243
Life Time Fitness, Inc. (a) (b)	205,800	10,224,144
Orient-Express Hotels, Ltd. (Class A) (b)	258,500	14,868,920
Panera Bread Co. (a) (b)	271,700	9,732,294
Pinnacle Entertainment, Inc. (a) (b)	321,900	7,583,964
Scientific Games Corp. (a) (b)	716,500	23,823,625

		83,376,190

IT Services—3.4%
Fidelity National Information Services, Inc.	497,600	20,695,184
Iron Mountain, Inc. (a) (b)	624,300	23,111,586

		43,806,770

Life Sciences Tools & Services—2.6%
Thermo Fisher Scientific, Inc. (a) (b)	583,800	33,673,584

Machinery—5.4%
IDEX Corp.	527,700	19,065,801
Joy Global, Inc.	323,500	21,292,770
Oshkosh Truck Corp. (b)	608,900	28,776,614

		69,135,185

Media—2.4%
CKX, Inc. (a) (b)	1,069,400	12,832,800
DreamWorks Animation SKG, Inc. (a)	675,800	17,259,932

		30,092,732

Metals & Mining—2.7%
Century Aluminum Co. (a) (b)	298,100	16,079,514
Quanex Corp. (b)	355,500	18,450,450

		34,529,964

Oil, Gas & Consumable Fuels—9.1%
Chesapeake Energy Corp. (b)	368,300	14,437,360
Consol Energy, Inc.	363,200	25,976,064
EOG Resources, Inc.	225,300	20,108,025
Massey Energy Co. (b)	600,900	21,482,175
Newfield Exploration Co. (a)	444,139	23,406,125

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Schedule of Investments as of December 31, 2007

Common Stock—(Continued)

Security Description	Shares	Value*

Oil, Gas & Consumable Fuels—(Continued)
Plains Exploration & Production Co. (a) (b)	185,000	$9,990,000

		115,399,749

Personal Products—1.6%
Bare Escentuals, Inc. (a) (b)	846,200	20,520,350

Pharmaceuticals—3.8%
Endo Pharmaceuticals Holdings, Inc. (a)	411,200	10,966,704
Forest Laboratories, Inc. (a)	166,100	6,054,345
Medicis Pharmaceutical Corp. (a) (b)	484,900	12,592,853
Shire, Plc. (ADR) (b)	279,300	19,257,735

		48,871,637

Semiconductors & Semiconductor Equipment—3.2%
Broadcom Corp. (a)	396,800	10,372,352
Intersil Corp.	451,300	11,047,824
Lam Research Corp. (a)	143,317	6,195,594
PMC-Sierra, Inc. (a) (b)	2,030,790	13,281,366

		40,897,136

Software—7.8%
ACI Worldwide, Inc. (a) (b)	474,400	9,032,576
Activision, Inc. (a)	263,400	7,822,980
Adobe Systems, Inc. (a)	626,640	26,776,327
Amdocs, Ltd. (a)	470,250	16,209,518
Intuit, Inc. (a)	204,600	6,467,406
Jack Henry & Associates, Inc. (b)	495,400	12,058,036
MICROS Systems, Inc. (a)	296,100	20,774,376

		99,141,219

Specialty Retail—4.4%
GameStop Corp. (Class A) (a)	592,700	36,812,597
TJX Cos., Inc.	655,400	18,829,642

		55,642,239

Textiles, Apparel & Luxury Goods—0.6%
Phillips-Van Heusen Corp.	210,900	7,773,774

Wireless Telecommunication Services—1.4%
American Tower Corp. (Class A) (a)	413,227	17,603,470

Total Common Stock (Identified Cost $988,221,356)		1,233,152,640

Units—0.9%

Capital Markets—0.9%
AllianceBernstein Holding, L.P. (b)	144,200	10,851,050

Total Units (Identified Cost $12,865,849)		10,851,050

Short Term Investments—17.5%
Security Description	Face Amount/ Shares	Value*

Discount Notes—2.3%
Federal Home Loan Bank 4.150%, 01/11/08	$19,333,000	$19,318,232
4.150%, 01/14/08	9,700,000	9,688,616

		29,006,848

Mutual Funds—15.2%
State Street Navigator Securities Lending Prime Portfolio (d)	193,153,898	193,153,898

Total Short Term Investments (Identified Cost $222,160,746)		222,160,746

Total Investments—115.3% (Identified Cost $1,223,247,951) (e)		1,466,164,436
Liabilities in excess of other assets		(194,167,959)

Total Net Assets—100%		$1,271,996,477

(a)	Non-Income Producing.
(b)	A portion or all of the security was held on loan. As of December 31, 2007, the market value of securities loaned was $191,842,361 and the collateral received consisted of cash in the amount of $193,153,898 and non cash collateral with a value of $4,693,182. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian.
(c)	Zero Valued Security.
(d)	Represents investment of cash collateral received from securities lending transactions.
(e)	The aggregate cost of investments for federal income tax purposes as of December 31, 2007 was $1,223,277,407 and the composition of unrealized appreciation and depreciation of investment securities was $307,147,934 and $(64,260,905), respectively.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Statement of Assets & Liabilities

December 31, 2007

Assets
Investments at value (a) (b)		$1,466,164,436
Receivable for:
Fund shares sold		206,986
Accrued interest and dividends		293,468
Foreign taxes		18

Total Assets		1,466,664,908
Liabilities
Payable for:
Fund shares redeemed	$550,352
Withholding taxes	3,185
Collateral for securities loaned	193,153,898
Due to custodian bank	111,701
Accrued expenses:
Management fees	764,665
Service and distribution fees	34,543
Other expenses	50,087

Total Liabilities		194,668,431

Net Assets		$1,271,996,477

Net assets consists of:
Capital paid in		$1,383,716,923
Accumulated net realized losses		(354,636,931)
Unrealized appreciation on investments		242,916,485

Net Assets		$1,271,996,477

Computation of offering price:
Class A
Net asset value and redemption price per share ($937,655,136 divided by 32,459,575 shares outstanding)		$28.89

Class B
Net asset value and redemption price per share ($45,242,801 divided by 1,644,427 shares outstanding)		$27.51

Class D
Net asset value and redemption price per share ($268,927,920 divided by 9,382,887 shares outstanding)		$28.66

Class E
Net asset value and redemption price per share ($20,170,620 divided by 704,204 shares outstanding)		$28.64

(a) Identified cost of investments		$1,223,247,951

(b)	Includes cash collateral for securities loaned of $193,153,898.

Statement of Operations

For the Year Ended December 31, 2007

Investment Income
Dividends		$4,661,657	(a)
Interest		1,514,399	(b)

		6,176,056
Expenses
Management fees	$8,765,974
Service and distribution fees—Class B	75,946
Service and distribution fees—Class D	270,773
Service and distribution fees—Class E	25,313
Directors’ fees and expenses	23,669
Custodian	102,094
Audit and tax services	31,739
Legal	13,679
Printing	365,749
Insurance	13,682
Miscellaneous	5,322

Total expenses	9,693,940
Expense reductions	(151,402)	9,542,538

Net Investment Loss		(3,366,482)

Realized and Unrealized Gain
Realized gain on:
Investments—net		137,208,639
Change in unrealized appreciation on:
Investments—net		94,696,186

Net gain		231,904,825

Net Increase in Net Assets From Operations		$228,538,343

(a)	Net of foreign taxes of $23,458.
(b)	Includes net income on securities loaned of $392,874.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2007	Year ended December 31, 2006
From Operations
Net investment loss	$(3,366,482)	$(3,482,278)
Net realized gain	137,208,639	149,589,198
Unrealized appreciation (depreciation)	94,696,186	(90,804,620)

Increase in net assets from operations	228,538,343	55,302,300

Increase (decrease) in net assets from capital share transactions	(145,603,986)	165,794,896

Total increase in net assets	82,934,357	221,097,196

Net Assets
Beginning of the period	1,189,062,120	967,964,924

End of the period	$1,271,996,477	$1,189,062,120

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2007		Year ended December 31, 2006
	Shares	$	Shares	$
Class A
Sales	2,125,807	$56,726,170	2,769,960	$64,053,615
Redemptions	(6,434,262)	(170,180,611)	(7,807,106)	(180,666,319)

Net decrease	(4,308,455)	$(113,454,441)	(5,037,146)	$(116,612,704)

Class B
Sales	1,107,249	$28,952,558	736,878	$16,153,676
Redemptions	(408,530)	(10,419,375)	(338,527)	(7,544,279)

Net increase	698,719	$18,533,183	398,351	$8,609,397

Class D
Sales	468,353	$12,656,593	480,560	$11,117,841
Shares issued through acquisition	0	0	13,830,963	333,602,824
Redemptions	(2,438,024)	(64,215,232)	(2,958,965)	(68,527,661)

Net increase (decrease)	(1,969,671)	$(51,558,639)	11,352,558	$276,193,004

Class E
Sales	205,002	$5,675,736	153,720	$3,523,213
Redemptions	(186,065)	(4,799,825)	(259,103)	(5,918,014)

Net increase (decrease)	18,937	$875,911	(105,383)	$(2,394,801)

Increase (decrease) derived from capital share transactions		$(145,603,986)		$165,794,896

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Financial Highlights

	Class A
	Year ended December 31,
	2007		2006	2005	2004	2003
Net Asset Value, Beginning of Period	$23.96		$22.45	$20.28	$17.95	$12.75

Income From Investment Operations
Net investment loss	(0.06	)(a)	(0.07)	(0.07)	(0.07)	(0.06)
Net realized and unrealized gain on investments	4.99		1.58	2.24	2.40	5.26

Total from investment operations	4.93		1.51	2.17	2.33	5.20

Net Asset Value, End of Period	$28.89		$23.96	$22.45	$20.28	$17.95

Total Return (%)	20.6		6.7	10.7	13.0	40.8
Ratio of operating expenses to average net assets before expense reductions (%)	0.76		0.79	0.79	0.79	0.81
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.74		0.77	0.77	0.78	0.79
Ratio of net investment loss to average net assets (%)	(0.24)		(0.29)	(0.33)	(0.38)	(0.38)
Portfolio turnover rate (%)	49		91	71	95	98
Net assets, end of period (000)	$937,655		$880,965	$938,550	$954,736	$926,897

	Class B
	Year ended December 31,
	2007		2006	2005	2004(c)
Net Asset Value, Beginning of Period	$22.88		$21.49	$19.46	$18.12

Income From Investment Operations
Net investment loss	(0.12	)(a)	(0.09)	(0.08)	(0.03)
Net realized and unrealized gain on investments	4.75		1.48	2.11	1.37

Total from investment operations	4.63		1.39	2.03	1.34

Net Asset Value, End of Period	$27.51		$22.88	$21.49	$19.46

Total Return (%)	20.2		6.5	10.4	7.4	(d)
Ratio of operating expenses to average net assets before expense reductions (%)	1.01		1.04	1.04	1.04	(e)
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.99		1.02	1.01	1.03	(e)
Ratio of net investment loss to average net assets (%)	(0.48)		(0.53)	(0.56)	(0.56	)(e)
Portfolio turnover rate (%)	49		91	71	95
Net assets, end of period (000)	$45,243		$21,634	$11,761	$4,165

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(c)	Commencement of operations was April 26, 2004 and May 2, 2006 for Classes B and D, respectively.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Financial Highlights

	Class D
	Year ended December 31,
	2007		2006(c)
Net Asset Value, Beginning of Period	$23.80		$24.12

Income From Investment Operations
Net investment loss	(0.09	)(a)	(0.06)
Net realized and unrealized gain (loss) of investments	4.95		(0.26)

Total from investment operations	4.86		(0.32)

Net Asset Value, End of Period	$28.66		$23.80

Total Return (%)	20.4		(1.3	)(d)
Ratio of operating expenses to average net assets before expense reductions (%)	0.86		0.89	(e)
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.84		0.87	(e)
Ratio of net investment loss to average net assets (%)	(0.34)		(0.36	)(e)
Portfolio turnover rate (%)	49		91
Net assets, end of period (000)	$268,928		$270,158

	Class E
	Year ended December 31,
	2007		2006	2005	2004	2003
Net Asset Value, Beginning of Period	$23.79		$22.33	$20.20	$17.90	$12.74

Income From Investment Operations
Net investment loss	(0.10	)(a)	(0.12)	(0.11)	(0.09)	(0.04)
Net realized and unrealized gain on investments	4.95		1.58	2.24	2.39	5.20

Total from investment operations	4.85		1.46	2.13	2.30	5.16

Net Asset Value, End of Period	$28.64		$23.79	$22.33	$20.20	$17.90

Total Return (%)	20.4		6.5	10.5	12.8	40.6
Ratio of operating expenses to average net assets before expense reductions (%)	0.91		0.94	0.94	0.94	0.96
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.89		0.92	0.92	0.93	0.94
Ratio of net investment loss to average net assets (%)	(0.39)		(0.44)	(0.48)	(0.52)	(0.52)
Portfolio turnover rate (%)	49		91	71	95	98
Net assets, end of period (000)	$20,171		$16,305	$17,653	$17,893	$11,286

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(c)	Commencement of operations was April 26, 2004 and May 2, 2006 for Classes B and D, respectively.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Notes to Financial Statements—December 31, 2007

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The BlackRock Aggressive Growth Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B, Class D and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B, Class D and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

MSF-11

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Notes to Financial Statements—December 31, 2007—(Continued)

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated day-to-day responsibility for valuing Portfolio assets to the subadviser of the Portfolio, who values such assets as described above and operates under procedures approved by the Board.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

MSF-12

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Notes to Financial Statements—December 31, 2007—(Continued)

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Options:

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

MSF-13

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Notes to Financial Statements—December 31, 2007—(Continued)

As of December 31, 2007, the Portfolio had capital loss carryovers as follows:

Expiring 12/31/08	Expiring 12/31/09	Expiring 12/31/10	Total
$82,277,708	$227,553,754	$44,776,015	$354,607,477

The utilization of the capital loss carryforward acquired as part of a merger may be limited under section 382 of the Internal Revenue Code.

As of December 31, 2007, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation	Loss Carryforwards	Total
$—	$—	$242,887,029	$(354,607,477)	$(111,720,448)

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

Expense Reductions:

Certain Portfolio trades are directed to brokers who paid a portion of the Portfolio’s expenses. Amounts paid for the Portfolio are shown as expense reductions in the Statement of Operations.

3.	INVESTMENT TRANSACTIONS:

For the year ended December 31, 2007, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$0	$591,672,850	$0	$756,284,950

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2007	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
$8,765,974	0.750%	Of the first $500 million
	0.700%	Of the next $500 million
	0.650%	On amounts in excess of $1 billion

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. BlackRock Advisors, LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

MSF-14

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Notes to Financial Statements—December 31, 2007—(Continued)

Service and Distribution Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, D and E shares. Under the Distribution and Service Plan, the Class B, D and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing, the Class B, D and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares, 0.10% per year for Class D shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the year ended December 31, 2007 are shown as Service and Distribution fees in the Statement of Operations.

5.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolios’ behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Portfolio receives 80% of the annual net income from securities lending transactions, which is included in interest income of the Portfolio. The remaining 20% is paid to the custodian as compensation for its securities lending services. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. Any outstanding loans by the Portfolio at December 31, 2007 are footnoted in the Schedule of Investments.

6.	REGULATORY MATTERS:

As previously reported, in May 2004, General American received a Wells Notice stating that the SEC staff was considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws against General American with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through General American. General American responded to the SEC staff and cooperated with the investigation. On August 9, 2007, the SEC announced that it had settled an enforcement action regarding late trading against General American with, among other things, General American agreeing to pay a civil penalty and to comply with certain undertakings. General American consented to the SEC’s order without admitting or denying the findings. MetLife Advisers has also advised the Fund’s Board of Directors that, while certain exceptions to the Fund’s policies have been noted, no situations have been identified that would have a material impact on the financial position of the Fund.

7.	RECENT ACCOUNTING PRONOUNCEMENTS:

Effective June 29, 2007, the Fund implemented Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109” (“FIN 48”). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Fund, and has determined that the adoption of FIN 48 does not have a material impact on the Fund’s financial statements. The Fund files U.S. tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s tax returns remains open for the years ended December 31, 2004 through December 31, 2006.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

MSF-15

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of the Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the BlackRock Aggressive Growth Portfolio, one of the portfolios constituting the Metropolitan Series Fund, Inc. (the “Fund”) as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five year in the period ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the BlackRock Aggressive Growth Portfolio of the Metropolitan Series Fund, Inc. as of December 31, 2007, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five year in the period ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 21, 2008

MSF-16

Metropolitan Series Fund, Inc.

Directors and Officers

The Fund’s Directors review actions of the Fund’s investment adviser and subadvisers, and decide upon matters of general policy. The Fund’s officers supervise the daily business operations of the Fund. The Board of Directors and the Fund’s officers are listed below. Each Director is responsible for overseeing all 36 Portfolios of the Fund. There is no limit to the term a Director may serve. Directors serve until their resignation, retirement or removal in accordance with the Fund’s organizational documents and policies adopted by the Board from time to time. Officers hold office at the pleasure of the Board or until the election or appointment and the qualification of a successor. The address of the directors and officers is c/o Metropolitan Series Fund, Inc., 501 Boylston Street, Boston, MA 02116.

Interested Directors(1)

Each Director below is an “interested person” (as defined by the 1940 Act) with respect to the Fund in that Ms. Forget is an employee of MetLife and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Elizabeth M. Forget Age: 41	Director, Chairman of the Board, President and Chief Executive Officer	2006	Senior Vice President (since 2007), MetLife, Inc.; President, Met Investors Advisory, LLC (“MIA”); Trustee and President, Met Investors Series Trust (“MIST”); Executive Vice President, MetLife Investors Group, Inc.; President (since 2006), MetLife Advisers.	81

Arthur G. Typermass Age: 70	Director	1998	Formerly, Senior Vice President and Treasurer, MetLife.	37

Non-Interested Directors(1)

Each Director below is not an “interested person” (as defined by the 1940 Act) with respect to the Fund (collectively, the “Independent Directors”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† Age: 70	Director	1985	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	37

Linda B. Strumpf Age: 60	Director	2000	Vice President and Chief Investment Officer, Ford Foundation.	37

Michael S. Scott Morton† Age: 70	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, MIT.	37

H. Jesse Arnelle Age: 74	Director	2001	Formerly, Counsel, Womble Carlyle Sandrie & Rice; Director, Textron Inc. (global multi-industry company)*; formerly, Director, Gannet Co. Inc. (diversified news and information company)*; formerly, Director, Eastman Chemical Company (global chemical company)*; formerly, Director, Waste Management, Inc.*; formerly, Director, Armstrong Holdings Inc. (parent company of floor and ceiling products business)*; formerly, Director, FPL Group Inc. (public utility holding company)*; Director, URS Corporation (engineering design services firm)*.	37

Nancy Hawthorne Age: 56	Director	2003	Director, Avid Technologies (computer software company)*; formerly, Chairman of the Board of Avid Technologies; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Chief Executive Officer, Clerestory LLC (corporate financial advisor); formerly, Trustee, New England Zenith Fund (“Zenith Fund”)**; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company )*.	37

MSF-17

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
John T. Ludes Age: 71	Director	2003	President, LFP Properties (consulting firm); Formerly, Trustee, Zenith Fund**; formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	37

Officers(1)

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey P. Halperin	40	Chief Compliance Officer	2006	Vice President (since 2006), Corporate Ethics and Compliance Department, MetLife, Inc.; Chief Compliance Officer (since 2006), MetLife Advisers, MIA and MIST.

John F. Guthrie, Jr.	64	Senior Vice President	2002	Manager and Senior Vice President, MetLife Advisers; Vice President, MetLife; Vice President (since 2003), MetLife Group, Inc.; Vice President, NELICO; Vice President (since 2005), MIA; formerly, Senior Vice President, Zenith Fund**.

Alan C. Leland	55	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Treasurer (since 2005), Met Investors Advisory, LLC; Vice President (since 2004), MIA; Vice President (since 2003), MetLife Group, Inc.; Vice President, MetLife; Senior Vice President, NELICO

Peter Duffy	52	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers (since 1998); Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife Group, Inc.; formerly, Vice President and Treasurer, Zenith Fund**.

Thomas M. Lenz	49	Vice President and Secretary	2002	General Counsel and Secretary, MetLife Advisers; Assistant General Counsel, MetLife; formerly, Vice President and Secretary, Zenith Fund**.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
**	The Zenith Fund deregistered with the Securities and Exchange Commission (“SEC”) in 2004.
(†)	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the “State Street Research Funds”).
(1)	Each Director of the Fund also serves as trustee of Metropolitan Series Fund II (“Met Series Fund II”), a registered investment company advised by MetLife Advisers. Each officer of the Fund serves in the same position with Met Series Fund II, which consists of one portfolio.
(2)	Previous positions during the past five years with the Fund, MIST, MetLife, MetLife Advisers, MIA, Zenith Fund, NELICO or New England Securities Corporation are omitted if not materially different.
(3)	The Fund Complex includes the Fund (36 portfolios), Met Series Fund II (1 portfolio) and MIST (44 portfolios)

MSF-18

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Fund’s Contract Review Committees of the Board of Directors (the “Board”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (collectively, the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals at the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers, the Fund’s investment adviser, and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through the subadvisers’ responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies and the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (viii) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (ix) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (x) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xi) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee on September 12, 2007, the Board, at its November 15, 2007 meeting, approved the continuation through December 31, 2008 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio of the Fund. The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the establishment of the investment strategies of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of Subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

MSF-19

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ recommendations regarding reductions in Fee rates, implementation of Fee breakpoints and institution of Fee waivers and expense caps.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and their affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

MSF-20

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution, brokerage and transfer agency services to the Portfolios, and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2008.

MSF-21

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2007 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-22

Metropolitan Series Fund, Inc. BlackRock Bond Income Portfolio Annual Report	December 31, 2007

Letter from the President

February 1, 2008

Letter to Policy Holders:

2007 was a tumultuous year in the financial markets driven by concerns in the credit markets surrounding sub-prime mortgages and fears of recession in the U.S. Economy. The broad markets were mixed, with the Dow Jones Industrial Average up 8.9% and the MSCI EAFE Index, which measures the performance of international equities, up 11.2% for the year, while the Russell 2000 Index, which measures the performance of small capitalization stocks, was down 1.6%.

In the fixed income markets, credit spreads increased as a result of the pressure from sub-prime mortgage crisis and the Federal Reserve lowered interest rates by a total of 1% during the year. The Lehman Brothers Aggregate Bond Index posted a 7.0% return for the year.

On the following pages, you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth Forget

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the year ended December 31, 2007, the Class A shares of the BlackRock Bond Income Portfolio returned 6.3%, compared to its benchmark, the Lehman Brothers Aggregate Bond Index1, which returned 7.0%. The average return of its peer group, the Lipper Variable Insurance Products Corporate Debt A Rated Funds Universe2, was 5.1% over the same period.

PORTFOLIO REVIEW

When 2007 began, it looked as if it would be a year similar to the previous few. The market had a nearly insatiable appetite for risk of any type. While rewarding risk was becoming the market norm, we felt investors were not being adequately compensated. We moved to a corporate underweight as we judged spreads had become too tight, trading at historically thin levels. We subsequently moved into high-quality agency mortgage-backed securities (MBS), which were still expensive, but we believed they offered better risk-adjusted returns. The markets would soon realize that 2007 would be nothing like the previous few years.

As the first quarter came to an end, the first signs of trouble were beginning to emerge in the subprime mortgage market. This occurred on the heels of a large round of leveraged buyout (LBO) activity, which already had markets weary of the new-issue supply that was building. As data emerged pointing to a slowing housing market and defaults began to rise in subprime, the market’s once insatiable appetite for risk was satisfied. Investors went on strike and bids were nowhere to be found. Spreads retreated from their tight levels rapidly as hedge funds, which owned much of the subprime mortgages in the form of collateralized debt obligations (CDOs), became forced sellers to meet margin calls and investor redemptions. Unable to sell their illiquid, lower quality holdings and in need of cash, hedge funds dumped high-quality products, spreading the pain to other sectors which were fundamentally safe. This had a big impact on the Portfolio.

Driving Portfolio performance versus the benchmark, the Lehman Brothers Aggregate Bond Index, on the positive side was an underweight exposure to corporate bonds, and successful security selection within the corporate sector. In addition, we had positioned the Portfolio for a steeper yield curve in the second half of the year, a move that proved advantageous as short-term rates fell more than long-term rates and the curve steepened. An underweight in agency debentures benefited the Portfolio as well.

One of the largest detractors from performance was our overweight position in high-quality spread assets, particularly AAA-rated commercial mortgage-backed securities (CMBS), as well as agency mortgage pass-throughs, asset-backed securities (ABS), and other mortgage-related products. Despite their high quality, these assets suffered amid fallout from the subprime mortgage scare. Generalized concerns over the mortgage market, coupled with lack of liquidity and the liquidation by investors of all mortgage-related assets, caused the underperformance. Our exposure to European government bonds also hindered the Portfolio’s relative results for the year.

At year-end, the Portfolio was underweight in U.S. Treasury issues and U.S. agency securities. As spreads on high-quality corporate paper reached levels not seen since 2003, creating attractive relative value opportunities, we reduced our underweight to the corporate sector. The Portfolio maintained its notable overweights in high-quality, short-duration spread products, including mortgage pass-through securities, CMBS and ABS. We also held a modest weighting in high yield and emerging market debt issues. We continued to tactically trade both duration and curve positioning and the Portfolio ended the year with a modestly short duration position versus the benchmark, which was primarily attributable to the five-year part of the curve.

* The views expressed above are those of the subadvisory firm as of December 31, 2007 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

1 Lehman Brothers® Aggregate Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC.

2 The Lipper Variable Insurance Products Fund Average is an average of the total return performance (calculated on the basis of net asset value) of variable product funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-2

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

A $10,000 INVESTMENT COMPARED TO

THE LEHMAN BROTHERS AGGREGATE BOND INDEX

Average Annual Returns as of December 31, 2007

	BlackRock Bond Income Portfolio			Lehman Brothers Aggregate Bond Index
	Class A	Class B	Class E
1 Year	6.3%	6.0%	6.1%	7.0%
5 Year	4.7	4.4	4.5	4.4
10 Year	5.7	—	—	6.0
Since Inception	—	5.3	5.2	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 8/26/83, 5/1/01 and 4/23/02, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of December 31, 2007

Top Holdings

% of Total Net Assets
Federal National Mortgage Association	41.1%
Federal Home Loan Mortgage Corp.	19.7%
Government National Mortgage Association	5.8%
Lehman Brothers Holdings, Inc.	4.5%
Bank of America Corp.	4.0%
Wachovia Corp.	3.5%
JPMorgan Commercial Mortgage Finance Corp.	3.0%
Morgan Stanley Capital I	2.5%
Citigroup/Deutsche Bank Commercial Mortgage Trust	2.3%
General Electric Capital Corp.	2.1%

Top Sectors

% of Market Value
Mortgage	46.1%
Investment Grade Corporates	23.7%
Commercial Mortgage-Backed	20.2%
Asset Backed	3.0%
Agency Issues	2.4%
High Yield Corporates	1.5%
Non-Dollar	1.2%
U.S. Treasury	1.1%
Other	0.5%

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2007 through December 31, 2007.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period* July 1, 2007 to December 31, 2007
BlackRock Bond Income—Class A(a)	Actual	0.43%	$1,000.00	$1,058.60	$2.23
	Hypothetical	0.43%	$1,000.00	$1,023.02	$2.19

BlackRock Bond Income—Class B(a)	Actual	0.68%	$1,000.00	$1,057.30	$3.53
	Hypothetical	0.68%	$1,000.00	$1,021.74	$3.47

BlackRock Bond Income—Class E(a)	Actual	0.58%	$1,000.00	$1,057.90	$3.01
	Hypothetical	0.58%	$1,000.00	$1,022.25	$2.96

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 4 to the Financial Statements.

MSF-4

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2007

Fixed Income—118.0% of Total Net Assets

Security Description	Face Amount	Value*

Aerospace & Defense—0.1%
L-3 Communications Corp. 6.375%, 10/15/15	$650,000	$640,250
Northrop Grumman Corp. 7.125%, 02/15/11	1,000,000	1,065,746

		1,705,996

Asset Backed—2.7%
Ares VIII CLO, Ltd. (144A) 7.665%, 02/26/16 (a)	1,600,000	1,563,520
BA Master Credit Card Trust 7.000%, 02/15/12	1,125,000	1,177,998
Bank One Issuance Trust 5.138%, 12/15/10 (a)	2,000,000	2,000,643
Capital Auto Receivables Asset Trust 4.050%, 07/15/09 (a)	1,772,744	1,771,143
Capital One Multi-Asset Execution Trust 5.208%, 09/15/11 (a)	1,000,000	1,000,174
Capital Transition Funding, LLC 5.010%, 01/15/10	1,123,043	1,123,159
Centex Home Equity Loan Trust 6.915%, 12/25/32 (a)	714,659	470,293
Chase Funding Mortgage Loan Asset-Backed Certificates 5.833%, 04/25/32 (a)	1,616,208	1,612,008
Chase Issuance Trust 4.230%, 01/15/13 (a)	2,115,000	2,116,889
5.120%, 10/15/14	10,100,000	10,344,279
Chase Manhattan Auto Owner Trust 5.340%, 07/15/10	10,266,102	10,305,474
Hedged Mutual Fund Fee Trust (144A) 5.220%, 11/30/10 (a)	59,573	58,978
Knollwood CDO, Ltd. (144A) 8.322%, 02/08/39 (a)	563,417	5,634
Option One Mortgage Loan Trust 5.990%, 01/25/33 (a)	452,997	447,563
Structured Asset Investment Loan Trust 6.815%, 04/25/33 (a)	191,248	64,412
7.790%, 04/25/33 (a)	59,325	38,038
Wachovia Auto Owner Trust 5.380%, 03/20/13	8,900,000	9,025,326

		43,125,531

Automobiles—0.3%
DaimlerChrysler N.A. Holding Corp. 7.300%, 01/15/12	3,800,000	4,051,229

Biotechnology—0.0%
Bio-Rad Laboratories, Inc. 7.500%, 08/15/13	585,000	590,850

Capital Markets—4.2%
Credit Suisse USA, Inc. 3.875%, 01/15/09	3,600,000	3,570,062
6.125%, 11/15/11	1,600,000	1,664,866

Security Description	Face Amount	Value*

Capital Markets—(Continued)
Lehman Brothers Holdings, Inc. 4.800%, 03/13/14	$3,700,000	$3,443,579
5.170%, 05/25/10 (a)	9,300,000	8,939,867
6.750%, 12/28/17	4,775,000	4,921,588
7.000%, 09/27/27	3,350,000	3,400,093
Morgan Stanley 5.050%, 01/21/11	6,800,000	6,799,238
5.550%, 04/27/17	2,140,000	2,086,859
5.625%, 01/09/12	2,890,000	2,939,844
6.250%, 08/28/17 (b)	9,650,000	9,810,219
The Bear Stearns Cos., Inc. 5.599%, 07/19/10 (a)	2,040,000	1,917,174
6.400%, 10/02/17	2,875,000	2,777,710
6.950%, 08/10/12	5,575,000	5,732,215
The Goldman Sachs Group, Inc. 5.250%, 10/15/13	10,015,000	10,018,435

		68,021,749

Chemicals—0.1%
Momentive Performance Materials, Inc. (144A) 10.125%, 12/01/14 (b)	895,000	818,925

Commercial Banks—2.6%
Barclays Bank, Plc. 7.434%, 09/29/49 (a) (b)	3,755,000	3,902,012
HSBC Bank USA, N.A. 5.875%, 11/01/34	2,300,000	2,110,653
JPMorgan Chase Bank, N.A. 6.000%, 07/05/17	6,325,000	6,404,840
Royal Bank of Scotland Group, Plc. 5.050%, 01/08/15 (b)	2,300,000	2,243,379
Royal Bank of Scotland Group, Plc. (144A) 6.990%, 10/29/49 (a)	4,650,000	4,636,013
The Bank of New York 3.800%, 02/01/08	1,250,000	1,249,570
U.S. Bank, N.A. 4.950%, 10/30/14	2,300,000	2,242,783

UBS AG Stamford Branch 5.875%, 12/20/17	7,760,000	7,814,669
Wachovia Bank, N.A. 6.600%, 01/15/38	6,750,000	6,783,885
Wells Fargo & Co. 4.200%, 01/15/10	1,335,000	1,326,565
4.625%, 08/09/10	2,765,000	2,767,143
4.875%, 01/12/11 (b)	940,000	952,637

		42,434,149

Commercial Mortgage-Backed Securities—25.3%
Banc of America Alternative Loan Trust 5.500%, 10/25/35	9,668,173	9,585,792
Banc of America Commercial Mortgage, Inc. 4.621%, 07/10/43	5,225,000	5,102,485
4.870%, 12/10/42 (a)	8,450,000	7,913,327
5.356%, 12/10/16	8,305,000	8,324,525
6.186%, 06/11/35	5,530,000	5,797,959

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2007

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Commercial Mortgage-Backed Securities—(Continued)
Banc of America Commercial Mortgage, Inc.
7.333%, 10/15/09	$6,315,000	$6,527,611
Bear Stearns Commercial Mortgage Securities, Inc. 4.361%, 06/11/41	3,521,753	3,502,180
5.694%, 06/11/50 (a)	7,350,000	7,504,873
5.742%, 09/11/42	8,775,000	8,989,150
Chase Commerical Mortgage Securities Corp. 7.319%, 10/15/32	2,370,000	2,497,899
Citigroup Mortgage Loan Trust, Inc. 5.700%, 06/10/17 (a)	3,975,000	3,985,533
5.767%, 03/25/37 (a)	12,840,294	12,946,536
Citigroup/Deutsche Bank Commercial Mortgage Trust 5.886%, 11/15/44	4,050,000	4,185,128
CitiMortgage Alternative Loan Trust 6.000%, 10/25/37	10,403,241	10,357,726
Cobalt Commercial Mortgage Trust 5.820%, 05/15/46 (a)	5,700,000	5,902,388
Commercial Mortgage Pass Through Certificates 5.167%, 06/10/44 (a)	7,050,000	6,957,737
5.816%, 12/10/49 (a)	11,120,000	11,523,803
Commercial Mortgage Trust 5.736%, 12/10/49	8,825,000	9,039,106
Countrywide Alternative Loan Trust 4.955%, 11/25/36 (a)	2,403,744	2,363,791
Countrywide Home Loan Mortgage Pass Through Trust 6.500%, 10/25/37	6,430,991	6,518,922
CS First Boston Mortgage Securities Corp. 3.936%, 05/15/38 (a)	10,000,000	9,543,971
4.889%, 11/15/37 (a)	2,220,000	2,077,179
4.940%, 12/15/35	7,295,000	7,302,769
DLJ Commercial Mortgage Corp. 7.180%, 11/10/33	6,038,490	6,361,343
First Union National Bank Commercial Mortgage Trust 7.390%, 12/15/31	9,175,556	9,551,000
First Union National Bank Commercial Mortgage Trust (144A) 7.793%, 12/15/31 (a)	9,412,000	9,930,204
GE Capital Commercial Mortgage Corp. 4.578%, 06/10/48	5,200,000	5,093,985
GMAC Commercial Mortgage Securities, Inc. 5.134%, 08/10/38 (a)	3,000,000	3,028,125
6.465%, 04/15/34	6,492,591	6,783,172
6.957%, 09/15/35	7,345,000	7,754,333
7.455%, 08/16/33	4,587,220	4,836,548
GSR Mortgage Loan Trust 5.251%, 11/25/35 (a)	5,312,223	5,129,532
Harborview Mortgage Loan Trust 5.135%, 12/19/36 (a)	9,772,331	9,216,212
5.275%, 11/19/35 (a)	3,526,833	3,300,969
JPMorgan Chase Commercial Mortgage Securities Corp. 4.922%, 01/15/42 (a)	8,600,000	8,062,728

Security Description	Face Amount	Value*

Commercial Mortgage-Backed Securities—(Continued)
4.996%, 08/15/42 (a)	$2,300,000	$2,240,975
4.999%, 10/15/42 (a)	2,580,000	2,466,658
5.432%, 08/25/35 (a)	3,513,044	3,415,838
5.804%, 06/15/49 (a)	3,825,000	3,909,560
5.827%, 02/15/51 (a)	3,125,000	3,188,295
5.857%, 10/12/35	5,710,000	5,913,623
JPMorgan Commercial Mortgage Finance Corp. 6.507%, 10/15/35	2,173,632	2,184,414
LB-UBS Commercial Mortgage Trust 4.071%, 09/15/26	2,883,707	2,854,825
4.559%, 07/17/12 (a)	4,075,000	4,061,939
4.806%, 02/15/40 (a)	3,600,000	3,272,902
5.205%, 04/15/30 (a)	3,575,000	3,333,755
5.430%, 02/17/40 (a)	16,920,000	16,994,563
5.642%, 12/15/25	4,434,636	4,490,661
5.866%, 09/15/45	8,820,000	9,123,337
7.950%, 05/15/25 (a)	5,394,006	5,696,058
LB-UBS Commercial Mortgage Trust (144A) 6.155%, 07/14/16	2,118,332	2,180,232
Merrill Lynch First Franklin Mortgage Loan Trust 4.985%, 04/25/37 (a)	5,229,337	5,064,024
Morgan Stanley Capital I 5.633%, 04/12/49 (a)	1,390,000	1,412,003
5.651%, 06/11/42 (a)	10,415,000	10,686,256
5.809%, 12/12/49	5,345,000	5,467,500
6.210%, 11/15/31	1,127,731	1,131,052
Mortgage Capital Funding, Inc. 6.423%, 06/18/30	1,830,701	1,827,617
NationsLink Funding Corp. 6.795%, 08/20/30	1,325,000	1,331,922
Nomura Asset Securities Corp. 6.590%, 03/15/30	2,226,822	2,231,991
Salomon Brothers Mortgage Securities VII, Inc. 6.499%, 10/13/11	5,860,000	6,159,616
6.592%, 12/18/33	5,750,000	5,978,656
TIAA Seasoned Commercial Mortgage Trust 6.097%, 08/15/39 (a)	3,755,000	3,866,965
Wachovia Bank Commercial Mortgage Trust 4.935%, 04/15/42	4,950,000	4,793,878
5.742%, 05/15/43 (a)	9,000,000	9,298,709
5.803%, 05/15/46	7,055,000	7,195,197
5.903%, 02/15/51 (a)	4,300,000	4,489,740
WaMu Commercial Mortgage Securities Trust (144A) 5.150%, 05/25/36	7,380,000	7,384,660
Washington Mutual, Inc. 3.423%, 04/25/33 (a)	3,688,672	3,687,956
3.695%, 05/25/33 (a)	4,344,046	4,330,166
4.494%, 06/25/33 (a)	1,146,142	1,069,889
Wells Fargo Mortgage Backed Securities Trust 5.773%, 04/25/36 (a)	2,903,000	2,858,162
6.101%, 09/25/36 (a)	3,759,504	3,764,808

		406,856,943

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2007

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Computers & Peripherals—0.2%
IBM Corp. 5.700%, 09/14/17	$3,185,000	$3,292,532

Consumer Finance—0.4%
SLM Corp. 5.244%, 07/26/10 (a)	5,145,000	4,735,823
5.400%, 10/25/11	2,470,000	2,251,148

		6,986,971

Containers & Packaging—0.1%
Ball Corp. 6.875%, 12/15/12	815,000	827,225

Diversified Financial Services—6.8%
AES Ironwood, LLC 8.857%, 11/30/25	176,399	193,157
AES Red Oak, LLC 9.200%, 11/30/29	85,000	94,350
AIG SunAmerica Global Financing VII (144A) 5.850%, 08/01/08	2,900,000	2,907,824
Anadarko Finance Co. 6.750%, 05/01/11	1,900,000	2,008,897
Atlantic Marine Corps Communities, LLC (144A) 5.343%, 12/01/50	150,000	136,925
Bank of America Corp. 5.300%, 03/15/17	625,000	607,735
5.375%, 06/15/14 (b)	3,100,000	3,132,181
5.750%, 12/01/17	11,245,000	11,270,796
6.000%, 09/01/17	2,550,000	2,605,264
6.100%, 06/15/17	3,425,000	3,500,312
Belvoir Land, LLC (144A) 5.270%, 12/15/47	900,000	797,994
Citigroup Capital XXI 8.300%, 12/21/57 (a)	5,125,000	5,351,479
Citigroup, Inc. 5.300%, 10/17/12	7,375,000	7,470,949
6.125%, 08/25/36	2,350,000	2,224,251
Compton Petroleum Finance Corp. 7.625%, 12/01/13 (b)	95,000	88,350
Credit Suisse Guernsey, Ltd. 5.860%, 05/29/49 (a)	5,320,000	4,762,453
Devon Financing Corp., U.L.C. 6.875%, 09/30/11	2,800,000	2,998,495
Gaz Capital for Gazprom (144A) 7.288%, 08/16/37	2,710,000	2,735,203
General Electric Capital Corp. 5.000%, 11/15/11 (b)	16,940,000	17,145,211
5.000%, 04/10/12	2,135,000	2,161,295
6.150%, 08/01/37	4,310,000	4,579,069
6.375%, 11/15/67 (a)	3,875,000	4,000,868
Goldman Sachs Capital II 5.793%, 12/29/49 (a)	2,435,000	2,167,941
Irwin Land, LLC (144A) 5.400%, 12/15/47	1,650,000	1,493,992

Security Description	Face Amount	Value*

Diversified Financial Services—(Continued)
JPMorgan Chase Capital 6.800%, 10/01/37	$10,350,000	$9,951,225
Mellon Capital 6.244%, 06/29/49 (a)	2,325,000	2,157,886
Nationwide Building Society (144A) 4.250%, 02/01/10	1,370,000	1,368,757
Petrobras International Finance Co. 5.875%, 03/01/18	1,295,000	1,287,877
Rabobank Capital Funding Trust (144A) 5.254%, 12/29/49 (a)	1,000,000	895,030
Sprint Capital Corp. 8.375%, 03/15/12	200,000	216,605
SunTrust Capital VIII 6.100%, 12/01/66 (a) (b)	2,025,000	1,685,248
Telecom Italia Capital S.A. 4.000%, 01/15/10	2,000,000	1,958,868
5.250%, 11/15/13	850,000	840,081
5.250%, 10/01/15	1,100,000	1,071,674
Wind Acquisition Finance S.A. (144A) 10.750%, 12/01/15	475,000	517,750
ZFS Finance USA Trust I (144A) 6.500%, 05/09/37 (a)	2,130,000	1,966,390

		108,352,382

Diversified Telecommunication Services—0.7%
AT&T, Inc. 6.500%, 09/01/37	7,275,000	7,607,307
Cincinnati Bell, Inc. 7.250%, 07/15/13	80,000	80,200
Qwest Communications International, Inc. 7.500%, 02/15/14	810,000	807,975
Qwest Communications International, Inc. (Series B) 7.500%, 02/15/14	350,000	349,125
Qwest Corp. 8.241%, 06/15/13 (a)	415,000	423,300
Windstream Corp. 8.125%, 08/01/13	1,030,000	1,066,050
8.625%, 08/01/16	440,000	462,000

		10,795,957

Electric Utilities—0.5%
Elwood Energy, LLC 8.159%, 07/05/26	220,835	220,761
Florida Power & Light Co. 5.625%, 04/01/34	475,000	459,964
MidAmerican Energy Holdings Co. 5.950%, 05/15/37	1,650,000	1,600,464
6.500%, 09/15/37	1,900,000	1,984,143
PECO Energy Co. 4.750%, 10/01/12 (b)	947,000	937,085
Texas Competitive Electric Holdings Co. LLC. 10.250%, 11/01/15 (b)	3,130,000	3,098,700

		8,301,117

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2007

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Energy Equipment & Services—0.1%
Colorado Interstate Gas Co. 6.800%, 11/15/15	$145,000	$150,939
Kinder Morgan Energy Partners, L.P. 5.125%, 11/15/14	1,000,000	974,349
Tennessee Gas Pipeline Co. 7.000%, 10/15/28 (b)	500,000	504,742

		1,630,030

Federal Agencies—65.2%
Federal Home Loan Mortgage Corp. 1.523%, 10/15/33 (a) (c)	87,591,041	7,950,885
4.500%, 05/01/18	6,695,110	6,589,301
4.500%, 03/01/19	104,110	102,330
4.500%, 05/01/19	1,887,239	1,855,503
4.500%, 07/01/19	1,390,270	1,366,497
4.500%, 12/01/19	1,904,893	1,872,320
4.500%, 08/01/20	4,085,415	4,015,555
4.776%, 03/01/35 (a)	9,982,243	9,983,039
5.000%, 03/15/18	4,200,000	4,195,917
5.000%, 04/01/18	4,287,971	4,298,530
5.000%, 12/01/18	1,663,159	1,667,256
5.000%, 11/01/20	16,695,656	16,712,034
5.000%, 02/01/36	969,245	946,305
5.000%, TBA	21,000,000	21,019,698
5.125%, 11/17/17 (b)	25,575,000	26,686,004
5.500%, 09/01/21	52,858,065	53,505,134
5.500%, 07/01/33	4,781,000	4,784,788
5.500%, TBA	58,400,000	58,272,221
5.686%, 01/01/37 (a)	7,310,852	7,423,993
6.000%, 03/15/29	6,596,457	6,696,589
6.000%, TBA	66,400,000	67,420,283
9.000%, 12/01/09	9,901	9,990
Federal National Mortgage Association 4.000%, 05/01/19	3,674,112	3,524,165
4.000%, 06/01/19	5,338,130	5,120,271
4.500%, 10/01/18	1,548,928	1,524,026
4.500%, 02/01/35	1,086,005	1,028,412
4.500%, 03/01/35	722,204	683,904
4.500%, 09/01/35	1,050,815	995,089
4.500%, 07/01/36	7,849,668	7,432,779
4.500%, TBA	21,100,000	20,763,708
5.000%, 01/01/18	1,249,867	1,252,877
5.000%, 06/01/18	1,928,386	1,933,207
5.000%, 01/01/21	9,772,496	9,796,928
5.000%, 06/01/23	2,264,939	2,235,344
5.000%, 01/01/26 (a)	7,760,125	7,779,526
5.000%, 09/01/33	76,106,250	74,371,333
5.000%, 11/01/33	10,172,815	9,940,916
5.000%, 04/01/34	18,170,301	17,749,028
5.000%, 04/25/35	2,911,597	2,935,761
5.000%, 07/01/35	397,685	388,249
5.000%, 12/01/35	3,691,090	3,603,509
5.000%, 05/01/36	65,037,168	63,493,995
5.000%, 07/01/36 (c)	16,507,138	3,513,534
5.125%, 01/02/14 (b)	7,600,000	7,871,236

Security Description	Face Amount	Value*

Federal Agencies—(Continued)
5.250%, 08/01/12	$3,100,000	$3,222,416
5.370%, 05/01/37 (a)	7,721,494	7,810,973
5.500%, 04/01/17	123,627	125,496
5.500%, 05/01/19	31,569,138	32,046,445
5.500%, 08/01/19	16,299	16,527
5.500%, 03/01/20	519,524	526,456
5.500%, 05/01/20	127,925	129,632
5.500%, 06/01/20	1,583,188	1,607,125
5.500%, 10/01/20	405,645	411,057
5.500%, 02/01/21	109,473	110,934
5.500%, 03/01/21	690,591	699,630
5.500%, 01/01/24	1,264,063	1,271,998
5.500%, 06/25/28	2,281,433	2,307,992
5.500%, 04/01/33	2,947,236	2,949,421
5.500%, 11/01/33	2,884,813	2,886,953
5.500%, 02/01/34	9,319,504	9,326,414
5.500%, 04/01/34	26,225,237	26,257,304
5.500%, 11/01/34	4,484,874	4,485,122
5.500%, 02/01/35	14,855,882	14,882,331
5.500%, 06/01/35	2,648,881	2,647,265
5.500%, 08/01/35	7,295,949	7,293,234
5.500%, 11/01/35 (c)	8,378,404	2,027,463
5.500%, 11/01/35	1,892,042	1,890,887
5.500%, 12/01/35	12,114,785	12,107,395
5.500%, 01/01/36	56,733,395	56,698,788
5.500%, 01/25/36 (c)	7,639,041	1,850,867
5.500%, 06/01/36	207,040	206,816
5.500%, 12/01/36 (a)	32,586,597	32,544,589
6.000%, 04/01/16	659,109	675,592
6.000%, 03/25/27	8,111,057	8,219,599
6.000%, 02/01/34	2,990,404	3,042,708
6.000%, 08/01/34	2,495,121	2,538,762
6.000%, 04/01/35	15,300,901	15,588,388
6.000%, 05/01/36	109,159	110,872
6.000%, 06/01/36	8,330,665	8,461,403
6.000%, 09/01/36	10,095,319	10,253,751
6.000%, 04/01/37	112,890	114,646
6.000%, 08/01/37	2,953,260	2,999,209
6.000%, 09/01/37	2,669,002	2,688,109
6.000%, TBA	24,600,000	24,976,675
6.500%, 07/01/14	176,694	183,117
6.500%, 04/01/17	2,775,321	2,870,977
6.500%, 11/01/27	203,126	211,030
6.500%, 12/01/29 (a)	1,298,359	1,348,101
6.500%, 03/01/36	603,705	620,635
6.500%, 08/01/36	2,434,193	2,502,455
6.500%, 09/01/36	2,164,504	2,225,202
6.500%, TBA	78,700,000	80,888,804
7.750%, 03/01/08	112	112
8.250%, 07/01/08	3,013	3,038
8.500%, 02/01/09	5,818	5,878
8.500%, 09/01/09	495	503
9.000%, 04/01/16	2,073	2,141
Government National Mortgage Association 5.000%, 10/20/33	8,159,002	7,970,737
5.500%, 04/15/33	398,348	401,461

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2007

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Federal Agencies—(Continued)
Government National Mortgage Association
5.500%, TBA	$7,000,000	$7,025,157
6.000%, 09/20/33	1,266,181	1,293,579
6.000%, 10/20/33	2,076,452	2,126,757
6.000%, 11/20/33	2,838,691	2,900,116
6.000%, TBA	67,400,000	68,737,472
6.500%, 07/15/28	109,309	113,453
6.500%, 05/15/29	218,948	227,243
6.500%, 12/15/29	4,314	4,477
6.500%, 07/15/32	70,161	72,740
6.500%, 02/15/33	636,475	659,494
6.500%, 04/15/33	268,138	277,835
6.500%, 09/15/34	27,475	28,443
6.500%, 07/15/35	416,059	430,377
7.500%, 12/15/14	265,318	277,814
8.000%, 11/15/29	47,092	50,955
8.500%, 01/15/17	11,259	12,195
8.500%, 02/15/17	11,756	12,733
8.500%, 03/15/17	8,473	9,177
8.500%, 05/15/17	13,487	14,609
8.500%, 10/15/21	1,763	1,918
8.500%, 11/15/21	4,295	4,673
8.500%, 05/15/22	3,428	3,734
9.000%, 10/15/16	7,706	8,295

		1,046,850,650

Food & Staples Retailing—0.1%
Delhaize America, Inc. 9.000%, 04/15/31	1,000,000	1,156,176

Food Products—0.6%
Kraft Foods, Inc. 6.125%, 02/01/18	5,925,000	5,970,297
6.500%, 08/11/17 (a)	2,855,000	2,953,629

		8,923,926

Foreign Government—2.7%
Argentina Government International Bond 5.475%, 08/03/12 (a)	5,250,000	2,966,250
Colombia Government International Bond 7.375%, 09/18/37 (b)	2,525,000	2,809,063
Emirate of Abu Dhabi (144A) 5.500%, 08/02/12	11,600,000	11,930,159
Federal Republic of Germany 4.250%, 07/04/39 (EUR)	2,100,000	2,891,949
Israel Government AID Bond 5.500%, 12/04/23	4,725,000	5,087,785
Japan 15 Year Government Bond 1.170%, 11/20/21 (JPY) (a)	1,893,000,000	16,892,558
Peruvian Government International Bond 6.550%, 03/14/37	1,325,000	1,384,625

		43,962,389

Health Care Providers & Services—0.1%
WellPoint, Inc. 5.950%, 12/15/34	1,750,000	1,647,275

Security Description	Face Amount	Value*

Independent Power Producers & Energy Traders—0.0%
NRG Energy, Inc. 7.375%, 02/01/16	$275,000	$268,125

Insurance—1.0%
Berkshire Hathaway Finance Corp. 4.125%, 01/15/10	3,170,000	3,181,447
4.750%, 05/15/12	2,100,000	2,126,328
4.938%, 05/16/08 (a)	1,000,000	1,000,504
Chubb Corp. 6.375%, 03/29/67 (a)	2,775,000	2,706,768
Lincoln National Corp. 7.000%, 05/17/66 (a)	1,735,000	1,741,980
The Progressive Corp. 6.700%, 06/15/37 (a)	2,640,000	2,450,894
The Travelers Cos., Inc. 6.250%, 03/15/67 (a)	3,075,000	2,883,695

		16,091,616

Media—1.5%
Comcast Cable Communications Holdings, Inc. 8.375%, 03/15/13	1,330,000	1,492,104
Comcast Cable Communications, LLC 8.500%, 05/01/27	2,400,000	2,889,970
Comcast Corp. 6.500%, 01/15/17	1,200,000	1,251,182
6.950%, 08/15/37	4,250,000	4,586,906
7.050%, 03/15/33	1,775,000	1,938,946
COX Communications, Inc. 7.125%, 10/01/12	4,600,000	4,905,767
CSC Holdings, Inc. 8.125%, 07/15/09	350,000	355,688
Idearc, Inc. 8.000%, 11/15/16	800,000	734,000
News America, Inc. 6.200%, 12/15/34	1,500,000	1,478,685
Time Warner Cable, Inc. 5.850%, 05/01/17	3,975,000	3,984,810
Time Warner Entertainment Co., L.P. 8.375%, 03/15/23	590,000	694,958

		24,313,016

Metals & Mining—0.3%
Freeport-McMoRan Copper & Gold, Inc. 8.250%, 04/01/15	1,250,000	1,325,000
8.375%, 04/01/17	2,410,000	2,584,725
Ispat Inland, U.L.C. 9.750%, 04/01/14	235,000	254,614

		4,164,339

Office Electronics—0.1%
Xerox Corp. 6.875%, 08/15/11	1,450,000	1,516,887

*See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2007

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Oil, Gas & Consumable Fuels—0.8%
Anadarko Petroleum Corp. 5.950%, 09/15/16	$2,900,000	$2,952,867
6.450%, 09/15/36	3,005,000	3,060,100
Enterprise Products Operating, L.P. 4.950%, 06/01/10	25,000	25,017
KCS Energy, Inc. 7.125%, 04/01/12	105,000	101,062
Newfield Exploration Co. 6.625%, 09/01/14 (b)	590,000	584,100
6.625%, 04/15/16	555,000	543,900
Sabine Pass LNG, L.P. 7.500%, 11/30/16	1,900,000	1,814,500
Transocean, Inc. 6.800%, 03/15/38	1,250,000	1,275,435
XTO Energy, Inc. 6.750%, 08/01/37	2,500,000	2,681,575

		13,038,556

Pharmaceuticals—0.5%
Bristol-Myers Squibb Co. 5.875%, 11/15/36	2,525,000	2,509,156
Wyeth 5.500%, 02/01/14	6,000,000	6,093,990

		8,603,146

Real Estate Investment Trusts—0.4%
AvalonBay Communities, Inc. 4.950%, 03/15/13	400,000	386,258
Simon Property Group, L.P. 4.600%, 06/15/10	1,000,000	994,063
5.100%, 06/15/15	1,000,000	940,189
The Rouse Co. 5.375%, 11/26/13	2,505,000	2,163,433

The Rouse Co., L.P./TRC Co-Issuer, Inc. (144A) 6.750%, 05/01/13	2,525,000	2,345,579

		6,829,522

Real Estate Management & Development—0.0%
American Real Estate Partners, L.P. 8.125%, 06/01/12	225,000	217,969

Wireless Telecommunication Services—0.5%
America Movil S.A. de C.V. 6.375%, 03/01/35	325,000	321,366
Rogers Wireless, Inc. 7.500%, 03/15/15	385,000	421,030
Sprint Nextel Corp. 6.000%, 12/01/16	1,100,000	1,053,572
Telefonica Emisiones, S.A.U. 7.045%, 06/20/36	2,450,000	2,738,576
Vodafone Group, Plc. 7.750%, 02/15/10	2,570,000	2,711,065

		7,245,609

Security Description	Face Amount	Value*

Yankee—0.1%
Barclays Bank, Plc. 5.926%, 12/31/49	$2,540,000	$2,363,427

Total Fixed Income (Identified Cost $1,877,293,512)		1,894,984,214

Preferred Stock—2.3%
Security Description	Shares	Value*

Commercial Banks—0.9%
Wachovia Corp.	600,000	15,180,000

Thrifts & Mortgage Finance—1.4%
Federal Home Loan Mortgage Corp.	347,700	9,092,355
Federal National Mortgage Association	487,075	12,542,181

		21,634,536

Total Preferred Stock (Identified Cost $35,869,375)		36,814,536

Warrants—0.0%

Communications Equipment—0.0%
Loral Orion Network Systems, Inc. (d) (e)	150	0

Total Warrants (Identified Cost $105)		0

Short Term Investments—2.7%
Security Description	Face Amount/ Shares	Value*

Discount Notes—0.9%
Federal Home Loan Bank 3.250%, 01/02/08	$13,400,000	13,398,791

Mutual Funds—1.8%
State Street Navigator Securities Lending Prime Portfolio (f)	28,919,481	28,919,481

Total Short Term Investments (Identified Cost $42,318,272)		42,318,272

Total Investments—123.0% (Identified Cost $1,955,481,264) (g)		1,974,117,022
Liabilities in excess of other assets		(368,654,360)

Total Net Assets—100%		$1,605,462,662

(a)	Variable or Floating Rate Security. Rate disclosed is as of December 31, 2007.
(b)	A portion or all of the security was held on loan. As of December 31, 2007, the market value of securities loaned was $28,416,772 and the collateral received consisted of cash in the amount of $28,919,481. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.

*See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2007

(c)	Interest Only Certificate. This security receives monthly interest payments but is not entitled to principal payments.
(d)	Zero Valued Security.
(e)	Security was valued in good faith under procedures established by the Board of Directors.
(f)	Represents investment of cash collateral received from securities lending transactions.
(g)	The aggregate cost of investments for federal income tax purposes as of December 31, 2007 was $1,959,777,216 and the composition of unrealized appreciation and depreciation of investment securities was $29,092,474 and $(14,752,668), respectively.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2007, the market value of 144A securities was $53,673,769, which is 3.3% of total net assets.
(TBA)—	A contract for the purchase or sale of a Mortgage Backed Security to be delivered at a future date but does not include a specified pool or precise amount to be delivered.
(EUR)—	Euro
(JPY)—	Japanese Yen

Forward Contracts

Forward Currency Contracts	Delivery Date	Local Currency Amount	Aggregate Face Value	Valuation as of 12/31/2007	Unrealized Appreciation/ Depreciation
Euro (Sold)	1/23/2008	4,335,500	$6,143,403	$6,332,092	$(188,689)
Euro (Bought)	1/23/2008	2,395,989	3,552,684	3,499,394	(53,290)
Japanese Yen (Sold)	1/15/2008	1,850,413,500	17,137,267	16,589,680	547,587
Japanese Yen (Bought)	1/15/2008	834,305,000	7,524,375	7,479,870	(44,505)
Japanese Yen (Bought)	1/15/2008	834,305,000	7,461,730	7,479,870	18,140
Japanese Yen (Bought)	1/15/2008	1,782,871,000	15,452,435	15,984,135	531,700
Mexican Peso (Sold)	1/23/2008	2,156,631	200,238	197,182	3,056
Mexican Peso (Sold)	1/23/2008	97,511,169	8,967,699	8,915,517	52,182
Mexican Peso (Bought)	1/23/2008	99,667,800	9,228,500	9,112,700	(115,800)

Net Unrealized Appreciation					$750,381

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Contract Amount	Valuation as of 12/31/2007	Unrealized Appreciation/ Depreciation
Euribor Futures	3/17/2008	127	$44,292,197	$44,252,115	$(40,082)
Eurodollar Futures	9/15/2008	233	56,199,072	56,217,075	18,003
Eurodollar Futures	12/15/2008	406	96,364,779	98,079,450	1,714,671
German Government Bond 5 Year Futures	3/6/2008	126	20,150,751	19,855,295	(295,456)
German Government Bond 10 Year Futures	3/6/2008	275	46,432,068	45,410,583	(1,021,486)
U.S. Treasury Bond Futures	3/19/2008	616	72,299,218	71,687,000	(612,218)
U.S. Treasury Notes 5 Year Futures	3/31/2008	1,048	115,201,240	115,574,750	373,510

Futures Contracts—Short
Eurodollar Futures	9/14/2009	(233)	(56,123,896)	(56,123,875)	21
U.S. Treasury Notes 2 Year Futures	3/31/2008	(102)	(21,443,592)	(21,445,500)	(1,908)
U.S. Treasury Notes 10 Year Futures	3/19/2008	(1,399)	(159,025,344)	(158,633,484)	391,860

Net Unrealized Appreciation					$526,915

Written Options

Written Options—Calls	Expiration Date	Number of Contracts	Premiums Received	Valuation as of 12/31/2007	Unrealized Appreciation
U.S. Treasury Notes 5 Year Futures 112	2/22/2008	(156)	$(89,121)	$(68,250)	$20,871

*See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2007

TBA Sale Commitments

Federal Agencies	Face Amount	Value
Federal National Mortgage Association
5.000% (15 Year TBA)	(20,700,000)	$(20,719,417)
5.000% (30 Year TBA)	(109,700,000)	(107,026,063)
5.000% (30 Year TBA)	(26,800,000)	(26,130,000)
5.500% (15 Year TBA)	(35,100,000)	(35,549,701)
5.500% (30 Year TBA)	(97,200,000)	(97,078,500)
5.500% (30 Year TBA)	(64,600,000)	(64,478,875)
Government National Mortgage Association
5.500% (30 Year TBA)	(300,000)	(302,156)

Total TBA Sale Commitments (Proceeds Cost $(351,181,320))		$(351,284,712)

*See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Statement of Assets & Liabilities

December 31, 2007

Assets
Investments at value (a) (d)		$1,974,117,022
Cash		63,483
Foreign cash at value (b)		102,697
Receivable for:
Securities sold		657,451,522
Fund shares sold		539,365
Open forward currency contracts		1,152,665
Accrued interest and dividends		12,222,910
Foreign taxes		52,340
Futures variation margin		126,995

Total Assets		2,645,828,999
Liabilities
TBA sales commitments at value (c)	$351,284,712
Payable for:
Securities purchased	655,804,584
Open forward currency contracts	402,284
Fund shares redeemed	2,238,799
Collateral for securities loaned	28,919,481
Options written, at fair value (e)	68,250
Interest (Short)	909,604
Accrued expenses:
Management fees	505,123
Service and distribution fees	105,605
Deferred directors’ fees	46,245
Other expenses	81,650

Total Liabilities		1,040,366,337

Net Assets		$1,605,462,662

Net assets consists of:
Capital paid in		$1,552,161,087
Undistributed net investment income		77,250,999
Accumulated net realized losses		(43,781,040)
Unrealized appreciation on investments, foreign currency, futures contracts and options		19,831,616

Net Assets		$1,605,462,662

Computation of offering price:
Class A
Net asset value and redemption price per share ($983,685,741 divided by 8,805,617 shares outstanding)		$111.71

Class B
Net asset value and redemption price per share ($315,737,220 divided by 2,860,145 shares outstanding)		$110.39

Class E
Net asset value and redemption price per share ($306,039,701 divided by 2,757,867 shares outstanding)		$110.97

(a) Identified cost of investments		$1,955,481,264

(b) Identified cost of foreign cash		$100,690

(c) Proceeds from TBA sales commitments		$(351,181,320)

(e) Premiums received on written options		$(89,121)

(d)	Includes cash collateral for securities loaned of $28,919,481.

Statement of Operations

For the Year Ended December 31, 2007

Investment Income
Interest		$84,620,502	(a)

Expenses
Management fees	$6,014,290
Service and distribution fees—Class B	744,925
Service and distribution fees—Class E	458,682
Directors’ fees and expenses	26,407
Custodian	233,020
Audit and tax services	36,239
Legal	2,298
Printing	470,620
Insurance	18,039
Miscellaneous	42,304

Total expenses	8,046,824
Management fee waivers	(143,878)	7,902,946

Net Investment Income		76,717,556

Realized and Unrealized Gain (Loss)
Realized loss on:
Investments—net	(5,527,394)
Futures contracts—net	(5,101,282)
Foreign currency transactions—net	(1,021,383)
Options—net	(192,572)	(11,842,631)

Change in unrealized appreciation on:
Investments—net	25,636,071
Futures contracts—net	3,171,772
Foreign currency transactions—net	1,588,254
Options—net	20,871	30,416,968

Net gain		18,574,337

Net Increase in Net Assets From Operations		$95,291,893

(a)	Includes net income on securities loaned of $63,089.

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2007	Year ended December 31, 2006
From Operations
Net investment income	$76,717,556	$58,657,875
Net realized loss	(11,842,631)	(1,303,278)
Unrealized appreciation	30,416,968	2,988,782

Increase in net assets from operations	95,291,893	60,343,379

From Distributions to Shareholders
Net investment income
Class A	(31,735,232)	(42,386,161)
Class B	(8,796,845)	(14,020,445)
Class E	(9,494,875)	(3,473,175)

	(50,026,952)	(59,879,781)

Net realized gain
Class A	0	(725,124)
Class B	0	(254,703)
Class E	0	(61,563)

	0	(1,041,390)

Total distributions	(50,026,952)	(60,921,171)

Increase (decrease) in net assets from capital share transactions	(3,850,293)	501,967,625

Total increase in net assets	41,414,648	501,389,833

Net Assets
Beginning of the period	1,564,048,014	1,062,658,181

End of the period	$1,605,462,662	$1,564,048,014

Undistributed Net Investment Income
End of the period	$77,250,999	$49,523,443

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2007		Year ended December 31, 2006
	Shares	$	Shares	$
Class A
Sales	1,687,659	$182,728,894	1,309,616	$149,052,217
Shares issued through acquisition	0	0	2,439,488	252,316,286
Reinvestments	296,508	31,735,232	417,583	43,111,285
Redemptions	(2,042,297)	(221,110,438)	(2,210,795)	(235,921,903)

Net increase (decrease)	(58,130)	$(6,646,312)	1,955,892	$208,557,885

Class B
Sales	741,024	$79,187,847	961,570	$101,978,890
Reinvestments	83,028	8,796,845	139,651	14,275,148
Redemptions	(687,193)	(73,627,604)	(530,496)	(56,296,346)

Net increase	136,859	$14,357,088	570,725	$59,957,692

Class E
Sales	409,838	$44,043,744	190,228	$20,158,770
Shares issued through acquisition	0	0	2,526,230	259,797,530
Reinvestments	89,212	9,494,875	34,435	3,534,738
Redemptions	(604,310)	(65,099,688)	(474,636)	(50,038,990)

Net increase (decrease)	(105,260)	$(11,561,069)	2,276,257	$233,452,048

Increase (decrease) derived from capital share transactions		$(3,850,293)		$501,967,625

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Financial Highlights

	Class A
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$108.62	$110.48	$113.72	$115.62	$112.74

Income From Investment Operations
Net investment income	5.36 (a)	4.55	4.69	4.44	4.55
Net realized and unrealized gain (loss) of investments	1.31	0.01	(2.06)	0.41	1.93

Total from investment operations	6.67	4.56	2.63	4.85	6.48

Less Distributions
Distributions from net investment income	(3.58)	(6.31)	(4.55)	(4.76)	(3.60)
Distributions from net realized capital gains	0.00	(0.11)	(1.32)	(1.99)	0.00

Total distributions	(3.58)	(6.42)	(5.87)	(6.75)	(3.60)

Net Asset Value, End of Period	$111.71	$108.62	$110.48	$113.72	$115.62

Total Return (%)	6.3	4.4	2.4	4.4	5.9
Ratio of operating expenses to average net assets (%)	0.43	0.46	0.47	0.46	0.47
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.43	N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	4.95	4.28	3.96	3.57	3.69
Portfolio turnover rate (%)	931	503	890	458	428
Net assets, end of period (000)	$983,686	$962,770	$763,205	$814,560	$881,513

	Class B
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$107.36	$109.20	$112.47	$114.51	$111.84

Income From Investment Operations
Net investment income	5.03 (a)	4.54	4.06	3.78	3.57
Net realized and unrealized gain (loss) of investments	1.30	(0.32)	(1.72)	0.73	2.58

Total from investment operations	6.33	4.22	2.34	4.51	6.15

Less Distributions
Distributions from net investment income	(3.30)	(5.95)	(4.29)	(4.56)	(3.48)
Distributions from net realized capital gains	0.00	(0.11)	(1.32)	(1.99)	0.00

Total distributions	(3.30)	(6.06)	(5.61)	(6.55)	(3.48)

Net Asset Value, End of Period	$110.39	$107.36	$109.20	$112.47	$114.51

Total Return (%)	6.0	4.1	2.2	4.2	5.6
Ratio of operating expenses to average net assets (%)	0.68	0.71	0.72	0.71	0.72
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.68	N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	4.70	4.04	3.73	3.35	3.40
Portfolio turnover rate (%)	931	503	890	458	428
Net assets, end of period (000)	$315,737	$292,377	$235,057	$143,107	$91,135

(a)	Per share amount is based on average shares outstanding during the period.
(b)	See Note 4 in the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Financial Highlights

	Class E
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$107.89	$109.73	$112.97	$114.98	$112.26

Income From Investment Operations
Net investment income	5.16 (a)	7.07	4.34	3.52	3.19
Net realized and unrealized gain (loss) of investments	1.31	(2.71)	(1.89)	1.12	3.09

Total from investment operations	6.47	4.36	2.45	4.64	6.28

Less Distributions
Distributions from net investment income	(3.39)	(6.09)	(4.37)	(4.66)	(3.56)
Distributions from net realized capital gains	0.00	(0.11)	(1.32)	(1.99)	0.00

Total distributions	(3.39)	(6.20)	(5.69)	(6.65)	(3.56)

Net Asset Value, End of Period	$110.97	$107.89	$109.73	$112.97	$114.98

Total Return (%)	6.1	4.3	2.3	4.3	5.7
Ratio of operating expenses to average net assets (%)	0.58	0.61	0.62	0.61	0.62
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.58	N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	4.79	4.16	3.81	3.44	3.48
Portfolio turnover rate (%)	931	503	890	458	428
Net assets, end of period (000)	$306,040	$308,901	$64,396	$65,275	$45,534

(a)	Per share amount is based on average shares outstanding during the period.
(b)	See Note 4 in the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Notes to Financial Statements—December 31, 2007

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The BlackRock Bond Income Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value.

Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

MSF-17

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Notes to Financial Statements—December 31, 2007—(Continued)

Securities traded primarily on an exchange outside of the United States, which closes before the close of the New York Stock Exchange, will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated day-to-day responsibility for valuing Portfolio assets to the subadviser of the Portfolio, who values such assets as described above and operates under procedures approved by the Board.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

MSF-18

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Notes to Financial Statements—December 31, 2007—(Continued)

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Options:

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

Mortgage Dollar Rolls:

The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. Dollar rolls are accounted for as purchase and sale transactions; gain/loss is recognized at the end of the term of the dollar roll. The average monthly balance of dollar rolls outstanding during the year ended December 31, 2007 was $955,430,951.

A Portfolio that enters into mortgage dollar rolls is subject to the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Portfolio’s use of proceeds from the dollar roll may be restricted pending a court determination, a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities.

MSF-19

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Notes to Financial Statements—December 31, 2007—(Continued)

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Credit and Market Risk:

The Portfolio may invest in high yield instruments that are subject to certain credit and market risks. The yields of high yield instruments reflect, among other things, perceived credit risk. The Portfolio’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

Credit Risk:

The Portfolio invests a significant portion of its assets in securities of issuers that hold mortgage and asset backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market’s perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain issuers held by the Portfolio. At December 31, 2007, the Portfolio held securities of issuers that hold mortgage and asset backed securities and direct investments in mortgage and asset backed securities with an aggregate value of $449,982,474 (representing 28.0% of the Portfolio’s total assets).

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

As of December 31, 2007, the Portfolio had capital loss carryovers as follows:

Expiring 12/31/15	Expiring 12/31/14	Expiring 12/31/13	Expiring 12/31/12	Expiring 12/31/11	Expiring 12/31/10	Total
$13,263,486	$11,623,394	$3,820,752	$3,630,067	$985,198	$6,029,135	$39,352,032

The utilization of the capital loss carryforward acquired as part of a merger may be limited under section 382 of the Internal Revenue Code.

The tax character of distributions paid for the periods ended December 31, 2007 and 2006 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2007	2006	2007	2006	2007	2006	2007	2006
$50,026,952	$59,985,989	$—	$935,182	$—	$—	$50,026,952	$60,921,171

As of December 31, 2007, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation	Loss Carryforwards	Total
$78,042,170	$—	$14,652,227	$(39,352,032)	$53,342,365

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

MSF-20

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Notes to Financial Statements—December 31, 2007—(Continued)

3.	INVESTMENT TRANSACTIONS:

For the year ended December 31, 2007, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$14,513,194,068	$604,084,740	$14,545,265,425	$33,770,823

Options Written:

The Portfolio transactions in options written during the year ended December 31, 2007 were as follows:

Call Options	Number of contracts	Premiums received
Options outstanding December 31, 2006	0	$0
Options written	156	89,121
Options closed	0	0
Options expired	0	0

Options outstanding December 31, 2007	156	$89,121

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December, 2007	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
$6,014,290	0.400%	Of the first $1 billion
	0.350%	Of the next $1 billion
	0.300%	Of the next $1 billion
	0.250%	On amounts in excess of $3 billion

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. BlackRock Advisors, LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Service and Distribution Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing, the Class B and E. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the year ended December 31, 2007 are shown as Service and Distribution fees in the Statement of Operations.

MSF-21

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Notes to Financial Statements—December 31, 2007—(Continued)

Management Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2007 to April 30, 2008, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

Annual Percentage Rate Reduction	Average Daily Net Asset Value Levels
0.025%	Over $	1 billion and less than $2 billion

Amounts waived for the year ended December 31, 2007 are shown as management fee waivers in the Statement of Operations.

5.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolios’ behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Portfolio receives 80% of the annual net income from securities lending transactions, which is included in interest income of the Portfolio. The remaining 20% is paid to the custodian as compensation for its securities lending services. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. Any outstanding loans by the Portfolio at December 31, 2007 are footnoted in the Schedule of Investments.

6.	REGULATORY MATTERS:

As previously reported, in May 2004, General American received a Wells Notice stating that the SEC staff was considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws against General American with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through General American. General American responded to the SEC staff and cooperated with the investigation. On August 9, 2007, the SEC announced that it had settled an enforcement action regarding late trading against General American with, among other things, General American agreeing to pay a civil penalty and to comply with certain undertakings. General American consented to the SEC’s order without admitting or denying the findings. MetLife Advisers has also advised the Fund’s Board of Directors that, while certain exceptions to the Fund’s policies have been noted, no situations have been identified that would have a material impact on the financial position of the Fund.

7.	RECENT ACCOUNTING PRONOUNCEMENTS:

Effective June 29, 2007, the Fund implemented Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109” (“FIN 48”). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Fund, and has determined that the adoption of FIN 48 does not have a material impact on the Fund’s financial statements. The Fund files U.S. tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s tax returns remains open for the years ended December 31, 2004 through December 31, 2006.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

MSF-22

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of the Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the BlackRock Bond Income Portfolio, one of the portfolios constituting the Metropolitan Series Fund, Inc. (the “Fund”) as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the BlackRock Bond Income Portfolio of the Metropolitan Series Fund, Inc. as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 28, 2008

MSF-23

Metropolitan Series Fund, Inc.

Directors and Officers

The Fund’s Directors review actions of the Fund’s investment adviser and subadvisers, and decide upon matters of general policy. The Fund’s officers supervise the daily business operations of the Fund. The Board of Directors and the Fund’s officers are listed below. Each Director is responsible for overseeing all 36 Portfolios of the Fund. There is no limit to the term a Director may serve. Directors serve until their resignation, retirement or removal in accordance with the Fund’s organizational documents and policies adopted by the Board from time to time. Officers hold office at the pleasure of the Board or until the election or appointment and the qualification of a successor. The address of the directors and officers is c/o Metropolitan Series Fund, Inc., 501 Boylston Street, Boston, MA 02116.

Interested Directors(1)

Each Director below is an “interested person” (as defined by the 1940 Act) with respect to the Fund in that Ms. Forget is an employee of MetLife and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Elizabeth M. Forget Age: 41	Director, Chairman of the Board, President and Chief Executive Officer	2006	Senior Vice President (since 2007), MetLife, Inc.; President, Met Investors Advisory, LLC (“MIA”); Trustee and President, Met Investors Series Trust (“MIST”); Executive Vice President, MetLife Investors Group, Inc.; President (since 2006), MetLife Advisers.	81

Arthur G. Typermass Age: 70	Director	1998	Formerly, Senior Vice President and Treasurer, MetLife.	37

Non-Interested Directors(1)

Each Director below is not an “interested person” (as defined by the 1940 Act) with respect to the Fund (collectively, the “Independent Directors”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† Age: 70	Director	1985	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	37

Linda B. Strumpf Age: 60	Director	2000	Vice President and Chief Investment Officer, Ford Foundation.	37

Michael S. Scott Morton† Age: 70	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, MIT.	37

H. Jesse Arnelle Age: 74	Director	2001	Formerly, Counsel, Womble Carlyle Sandrie & Rice; Director, Textron Inc. (global multi-industry company)*; formerly, Director, Gannet Co. Inc. (diversified news and information company)*; formerly, Director, Eastman Chemical Company (global chemical company)*; formerly, Director, Waste Management, Inc.*; formerly, Director, Armstrong Holdings Inc. (parent company of floor and ceiling products business)*; formerly, Director, FPL Group Inc. (public utility holding company)*; Director, URS Corporation (engineering design services firm)*.	37

Nancy Hawthorne Age: 56	Director	2003	Director, Avid Technologies (computer software company)*; formerly, Chairman of the Board of Avid Technologies; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Chief Executive Officer, Clerestory LLC (corporate financial advisor); formerly, Trustee, New England Zenith Fund (“Zenith Fund”)**; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company )*.	37

MSF-24

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
John T. Ludes Age: 71	Director	2003	President, LFP Properties (consulting firm); Formerly, Trustee, Zenith Fund**; formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	37

Officers(1)

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey P. Halperin	40	Chief Compliance Officer	2006	Vice President (since 2006), Corporate Ethics and Compliance Department, MetLife, Inc.; Chief Compliance Officer (since 2006), MetLife Advisers, MIA and MIST.

John F. Guthrie, Jr.	64	Senior Vice President	2002	Manager and Senior Vice President, MetLife Advisers; Vice President, MetLife; Vice President (since 2003), MetLife Group, Inc.; Vice President, NELICO; Vice President (since 2005), MIA; formerly, Senior Vice President, Zenith Fund**.

Alan C. Leland	55	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Treasurer (since 2005), Met Investors Advisory, LLC; Vice President (since 2004), MIA; Vice President (since 2003), MetLife Group, Inc.; Vice President, MetLife; Senior Vice President, NELICO

Peter Duffy	52	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers (since 1998); Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife Group, Inc.; formerly, Vice President and Treasurer, Zenith Fund**.

Thomas M. Lenz	49	Vice President and Secretary	2002	General Counsel and Secretary, MetLife Advisers; Assistant General Counsel, MetLife; formerly, Vice President and Secretary, Zenith Fund**.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
**	The Zenith Fund deregistered with the Securities and Exchange Commission (“SEC”) in 2004.
(†)	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the “State Street Research Funds”).
(1)	Each Director of the Fund also serves as trustee of Metropolitan Series Fund II (“Met Series Fund II”), a registered investment company advised by MetLife Advisers. Each officer of the Fund serves in the same position with Met Series Fund II, which consists of one portfolio.
(2)	Previous positions during the past five years with the Fund, MIST, MetLife, MetLife Advisers, MIA, Zenith Fund, NELICO or New England Securities Corporation are omitted if not materially different.
(3)	The Fund Complex includes the Fund (36 portfolios), Met Series Fund II (1 portfolio) and MIST (44 portfolios)

MSF-25

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Fund’s Contract Review Committees of the Board of Directors (the “Board”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (collectively, the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals at the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers, the Fund’s investment adviser, and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through the subadvisers’ responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies and the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (viii) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (ix) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (x) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xi) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee on September 12, 2007, the Board, at its November 15, 2007 meeting, approved the continuation through December 31, 2008 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio of the Fund. The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the establishment of the investment strategies of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of Subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

MSF-26

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ recommendations regarding reductions in Fee rates, implementation of Fee breakpoints and institution of Fee waivers and expense caps.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and their affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

MSF-27

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution, brokerage and transfer agency services to the Portfolios, and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2008.

MSF-28

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2007 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-29

Metropolitan Series Fund, Inc. BlackRock Diversified Portfolio Annual Report	December 31, 2007

Letter from the President

February 1, 2008

Letter to Policy Holders:

2007 was a tumultuous year in the financial markets driven by concerns in the credit markets surrounding sub-prime mortgages and fears of recession in the U.S. Economy. The broad markets were mixed, with the Dow Jones Industrial Average up 8.9% and the MSCI EAFE Index, which measures the performance of international equities, up 11.2% for the year, while the Russell 2000 Index, which measures the performance of small capitalization stocks, was down 1.6%.

In the fixed income markets, credit spreads increased as a result of the pressure from sub-prime mortgage crisis and the Federal Reserve lowered interest rates by a total of 1% during the year. The Lehman Brothers Aggregate Bond Index posted a 7.0% return for the year.

On the following pages, you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth Forget

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the year ended December 31, 2007, the Class A shares of the BlackRock Diversified Portfolio returned 5.9%, compared to its benchmark, a blend of the Russell 1000 Index1 (60%) and the Lehman Brothers Aggregate Bond Index2 (40%), which returned 6.4%. The average return of its peer group, the Lipper Variable Insurance Products Mixed-Asset Target Allocation Growth Funds Universe3, was 6.8% over the same period.

PORTFOLIO REVIEW

2007 began largely where 2006 left off. A slowdown in U.S. growth occurred following Fed tightening, rising oil prices, and the beginning of concerns around credit and slower spending by the U.S. consumer. Earnings growth remained strong on the back of solid export growth, a declining dollar and share buybacks. A transition in leadership from small, value and domestic to large, growth and multinational became evident as the year began. During the second half of 2007, the benign fundamentals of 2003-2006, namely strong global growth, rising profitability levels, and falling risk premiums, were replaced by credit stress; pressures on the capital position of the financial system; questions about the sustainability of the business cycle; and rising energy and food prices. Reflecting these woes, market prices moved considerably. Government bond yields plummeted, the dollar fell faster than in earlier years, credit spreads widened and equities became trendless and volatile. The financial and consumer discretionary sectors experienced drops of one-quarter to one-third. Commodity- and industrial-related multinational companies performed the best. Emerging market economies and equity markets performed well yet again. The Federal Reserve moved from an attitude of vigilance about inflation to one of providing liquidity and lowering rates to shore up the functioning of credit markets and fight economic weakness.

We began the year overweight equities and underweight bonds relative to the neutral 60/40 benchmark mix. Though U.S. growth was slowing, we favored equities based on solid earnings, significant economic strength outside the U.S. and high margins.

However, things began to change in the spring and summer. Specifically, the subprime credit crisis began to spread to all forms of credit. Both consumers and businesses were confronted with tighter credit conditions and higher costs for attaining credit. As a result, our view changed. We started worrying that scarcer credit would impact consumer spending and business profits. Consequently, we flattened out our equity overweight during the summer and have since maintained a relatively neutral asset allocation versus the benchmark mix.

For the year ended December 31, 2007, positive performance in the fixed income portion of the Portfolio versus the Lehman Brothers Aggregate Bond Index, was due to an underweight exposure to corporate bonds, and successful security selection within the corporate sector. In addition, we had positioned the fixed income portfolio for a steeper yield curve in the second half of the year, a move that proved advantageous as short-term rates fell more than long-term rates and the curve steepened. An underweight in agency debentures benefited the fixed income portfolio as well.

One of the largest detractors from performance was our overweight position in high-quality spread assets, particularly AAA-rated commercial mortgage-backed securities (CMBS), as well as agency mortgage pass-throughs, asset-backed securities (ABS) and other mortgage-related product. Despite their high quality, these assets suffered amid fallout from the subprime mortgage scare. Generalized concerns over the mortgage market, coupled with lack of liquidity and the liquidation by investors of all mortgage-related assets, contributed to the underperformance. Our exposure to European government bonds also hindered the fixed income portfolio’s relative results for the year.

At year-end, the fixed income portfolio was underweight in U.S. Treasury issues and U.S. agency securities. As spreads on high-quality corporate paper reached levels not seen since 2003, creating attractive relative value opportunities, we reduced our underweight to the corporate sector. The fixed income portfolio maintained its notable overweights in high-quality, short-duration spread products, including mortgage pass-through securities, CMBS and ABS. We also held a modest weighting in high yield and emerging market debt issues. We will continued to tactically trade both duration and curve positioning, and the fixed income portfolio ended the year with a modestly short duration position versus the benchmark, which was primarily attributable to the five-year part of the curve.

For the year ended December 31, 2007, the equity portion of the Portfolio outperformed relative to its equity benchmark, the Russell 1000 Index. The equity portfolio’s outperformance versus the benchmark was attributable to an overweight and, more significantly, good stock selection within the healthcare sector. Also contributing notably to performance was our underweight in weak performing financials. Within healthcare, our long-standing preference for service providers (such as Medco Health Solutions, Express Scripts and Aetna) over product companies continued to generate outperformance versus the benchmark. In financials, not holding any commercial banks added to performance. Also additive was our select exposure to diversified financials, as well as holding Goldman Sachs and Morgan Stanley in the capital markets industry instead of companies that suffered significant setbacks related to the mortgage crisis.

Detracting from performance was our stock selection in information technology. Our valuation discipline hurt us during the period when “growth at any price” proved to be a more successful strategy, particularly following the August market melt-down. Notably, Google (priced over 50 times earnings on December 29, 2006) returned more than 50% during the year. We stuck to our disciplined approach, believing that buying better-than-market growth opportunities for better-than-market valuations is, in the long term, a recipe for success. Also detracting from performance was our underweight and stock selection in the industrials sector. Within the sector, airlines hurt performance the most, led by our positions in AMR Corp. and Continental Airlines, which combined for almost all of the negative performance in the sector.

The biggest theme for the year was global growth, and we benefited from our two-pronged portfolio approach: one prong invested in cyclicals with a global emphasis and the other in higher quality companies with predictable earnings. Holdings that were in line with global growth were our positions in Cummins and Deere & Co. in the industrials sector, as well as Southern Copper Corp. and Monsanto in the materials sector.

The biggest event, however, was the mortgage debacle, and our early exit from names like Countrywide Financial and Morgan Stanley, plus our overall underweight in financials, proved very beneficial. While the equity portfolio suffered during the summer’s market turmoil and quantitative investment meltdown, we went into the fourth quarter with solid sector positioning, which helped us to end the quarter ahead of the equity benchmark.

At year-end, the largest overweights in the equity portfolio were in information technology, healthcare and energy. The largest underweights were in financials, consumer staples and utilities.

* The views expressed above are those of the subadvisory firm as of December 31, 2007 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

1 The Russell 1000® Index is an unmanaged measure of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 90% of the investable U.S. equity market.

2 Lehman Brothers® Aggregate Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC.

3 The Lipper Variable Insurance Products Fund Average is an average of the total return performance (calculated on the basis of net asset value) of variable product funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-2

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

A $10,000 INVESTMENT COMPARED TO

THE RUSSELL 100 INDEX AND THE LEHMAN BROTHERS

AGGREGATE BOND INDEX

Average Annual Returns as of December 31, 2007

	BlackRock Diversified Portfolio			Russell 1000 Index	Lehman Brothers Aggregate Index
	Class A	Class B	Class E
1 Year	5.9%	5.6%	5.7%	5.8%	7.0%
5 Year	9.6	—	9.4	13.4	4.4
10 Year	5.3	—	—	6.2	6.0
Since Inception	—	7.0	3.9	—	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 7/25/86, 4/26/04 and 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of December 31, 2007

Top Holdings

% of Total Net Assets
Federal National Mortgage Association	13.3%
Federal Home Loan Mortgage Corp.	8.7%
JPMorgan Mortgage Trust	2.4%
General Electric Co.	2.3%
Government National Mortgage Association	2.1%
Lehman Brothers Holdings, Inc.	1.7%
Morgan Stanley Capital I	1.5%
Bank of America Corp.	1.3%
CS First Boston Mortgage Securities Corp.	1.2%
The Bear Stearns Cos., Inc.	1.0%

Top Equity Sectors

% of Equity Market Value
Information Technology	26.2%
Health Care	20.0%
Energy	18.4%
Industrials	12.3%
Financials	7.5%

Top Fixed Income Sectors
% of Fixed Income Market Value
Mortgage	51.3%
Investment Grade Corporates	20.8%
Commercial Mortgage-Backed	19.5%
Agency Issues	2.7%
Asset Backed	2.0%

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2007 through December 31, 2007.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period* July 1, 2007 to December 31, 2007
BlackRock Diversified—Class A	Actual	0.51%	$1,000.00	$1,014.50	$2.59
	Hypothetical	0.51%	$1,000.00	$1,022.61	$2.60

BlackRock Diversified—Class B	Actual	0.76%	$1,000.00	$1,012.90	$3.86
	Hypothetical	0.76%	$1,000.00	$1,021.33	$3.87

BlackRock Diversified—Class E	Actual	0.66%	$1,000.00	$1,013.40	$3.35
	Hypothetical	0.66%	$1,000.00	$1,021.84	$3.36

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MSF-4

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of December 31, 2007

Common Stock—62.2% of Total Net Assets

Security Description	Shares	Value*

Aerospace & Defense—2.0%
Honeywell International, Inc.	250,000	$15,392,500
L-3 Communications Holdings, Inc.	17,200	1,822,168
Lockheed Martin Corp.	18,400	1,936,784
Raytheon Co.	220,000	13,354,000
United Technologies Corp.	50,000	3,827,000

		36,332,452

Airlines—0.4%
Continental Airlines, Inc. (Class B) (a) (b)	331,000	7,364,750

Biotechnology—0.5%
Biogen Idec, Inc. (b)	170,000	9,676,400

Capital Markets—1.1%
Janus Capital Group, Inc. (a)	59,700	1,961,145
The Charles Schwab Corp.	530,000	13,541,500
The Goldman Sachs Group, Inc.	20,000	4,301,000

		19,803,645

Chemicals—2.1%
E. I. du Pont de Nemours & Co. (a)	130,000	5,731,700
Monsanto Co.	160,000	17,870,400
The Dow Chemical Co. (a)	130,000	5,124,600
The Lubrizol Corp.	180,000	9,748,800

		38,475,500

Commercial Services & Supplies—0.3%
Anacomp, Inc. (Class B) (b)	1	2
R.R. Donnelley & Sons Co.	140,000	5,283,600

		5,283,602

Communications Equipment—2.3%
ADC Telecommunications, Inc. (b)	140,000	2,177,000
Ciena Corp. (b)	130,000	4,434,300
Cisco Systems, Inc. (b)	870,000	23,550,900
Juniper Networks, Inc. (b)	380,000	12,616,000

		42,778,200

Computers & Peripherals—4.4%
Apple, Inc. (b)	10,000	1,980,800
Dell, Inc. (b)	590,000	14,460,900
EMC Corp. (b)	770,000	14,268,100
Hewlett-Packard Co.	430,000	21,706,400
International Business Machines Corp.	220,000	23,782,000
Sun Microsystems, Inc. (b)	260,000	4,713,800

		80,912,000

Construction & Engineering—1.3%
Fluor Corp.	80,000	11,657,600
Jacobs Engineering Group, Inc.	130,000	12,429,300

		24,086,900

Containers & Packaging—0.3%
Packaging Corp. of America	230,000	6,486,000

Security Description	Shares	Value*

Diversified Financial Services—1.0%
Bank of America Corp.	90,000	$3,713,400
JPMorgan Chase & Co.	350,000	15,277,500

		18,990,900

Diversified Telecommunication Services—0.6%
AT&T, Inc.	210,000	8,727,600
CenturyTel, Inc.	40,000	1,658,400
Qwest Communications International, Inc.	178,300	1,249,883

		11,635,883

Electrical Equipment—0.7%
Rockwell Automation, Inc. (a)	140,000	9,654,400
Roper Industries, Inc.	40,000	2,501,600

		12,156,000

Electronic Equipment & Instruments—0.3%
Avnet, Inc.	36,300	1,269,411
Dolby Laboratories, Inc. (Class A) (b)	40,000	1,988,800
Mettler-Toledo International, Inc. (b)	14,700	1,672,860

		4,931,071

Energy Equipment & Services—1.3%
ENSCO International, Inc. (a)	200,000	11,924,000
National Oilwell Varco, Inc. (b)	70,000	5,142,200
Tidewater, Inc. (a)	130,000	7,131,800

		24,198,000

Food & Staples Retailing—0.4%
The Kroger Co.	309,800	8,274,758

Health Care Equipment & Supplies—1.0%
Intuitive Surgical, Inc. (b)	30,000	9,735,000
Kinetic Concepts, Inc. (a) (b)	149,700	8,017,932

		17,752,932

Health Care Providers & Services—5.6%
Aetna, Inc.	240,000	13,855,200
AmerisourceBergen Corp.	30,700	1,377,509
CIGNA Corp.	90,000	4,835,700
Coventry Health Care, Inc. (b)	171,411	10,156,101
Express Scripts, Inc. (b)	180,000	13,140,000
Health Net, Inc. (b)	80,000	3,864,000
McKesson Corp.	151,800	9,944,418
Medco Health Solutions, Inc. (b)	130,000	13,182,000
UnitedHealth Group, Inc.	300,000	17,460,000
WellPoint, Inc. (b)	180,000	15,791,400

		103,606,328

Hotels, Restaurants & Leisure—0.9%
McDonald’s Corp.	290,000	17,083,900

Household Products—1.0%
Energizer Holdings, Inc. (a) (b)	101,700	11,403,621
Procter & Gamble Co.	90,000	6,607,800

		18,011,421

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of December 31, 2007

Common Stock—(Continued)

Security Description	Shares	Value*

Industrial Conglomerates—1.0%
General Electric Co.	500,000	$18,535,000

Insurance—2.6%
American International Group, Inc.	130,000	7,579,000
The Chubb Corp.	164,500	8,978,410
The Hartford Financial Services Group, Inc.	130,000	11,334,700
The Travelers Cos., Inc.	252,100	13,562,980
Transatlantic Holdings, Inc.	21,400	1,555,138
W.R. Berkley Corp.	144,275	4,300,838

		47,311,066

Internet & Catalog Retail—0.8%
Amazon.com, Inc. (b)	150,000	13,896,000

Internet Software & Services—0.8%
eBay, Inc. (b)	440,000	14,603,600

IT Services—0.9%
Automatic Data Processing, Inc.	300,000	13,359,000
Computer Sciences Corp. (a) (b)	54,500	2,696,115

		16,055,115

Leisure Equipment & Products—0.1%
Hasbro, Inc. (a)	47,700	1,220,166

Life Sciences Tools & Services—0.4%
Waters Corp. (b)	85,200	6,736,764

Machinery—1.5%
Cummins, Inc.	100,000	12,737,000
Deere & Co.	160,000	14,899,200

		27,636,200

Media—0.9%
The Walt Disney Co. (a)	500,000	16,140,000

Metals & Mining—0.7%
Southern Copper Corp. (a)	120,000	12,615,600

Office Electronics—0.1%
Xerox Corp.	89,100	1,442,529

Oil, Gas & Consumable Fuels—10.2%
Chevron Corp.	290,000	27,065,700
ConocoPhillips	270,000	23,841,000
Exxon Mobil Corp.	560,000	52,466,400
Marathon Oil Corp.	240,000	14,606,400
Noble Energy, Inc.	160,000	12,723,200
Occidental Petroleum Corp.	210,000	16,167,900
Sunoco, Inc.	180,000	13,039,200
Tesoro Corp. (a)	250,000	11,925,000
Valero Energy Corp.	210,000	14,706,300

		186,541,100

Security Description	Shares	Value*

Pharmaceuticals—4.9%
Bristol-Myers Squibb Co.	530,000	$14,055,600
Eli Lilly & Co.	280,000	14,949,200
Johnson & Johnson	60,000	4,002,000
Merck & Co., Inc.	360,000	20,919,600
Pfizer, Inc.	1,050,000	23,866,500
Schering-Plough Corp.	490,000	13,053,600

		90,846,500

Semiconductors & Semiconductor Equipment—3.8%
Applied Materials, Inc.	710,000	12,609,600

Integrated Device Technology, Inc. (b)	460,000	5,202,600
Intel Corp.	300,000	7,998,000
KLA-Tencor Corp. (a)	250,000	12,040,000
NVIDIA Corp. (b)	370,000	12,587,400
Silicon Laboratories, Inc. (b)	110,000	4,117,300
Texas Instruments, Inc.	450,000	15,030,000

		69,584,900

Software—3.8%
Autodesk, Inc.	210,000	10,449,600
BMC Software, Inc. (b)	46,100	1,643,004
CA, Inc.	57,200	1,427,140
McAfee, Inc. (b)	46,100	1,728,750
Microsoft Corp.	960,000	34,176,000
Oracle Corp. (b)	810,000	18,289,800
Synopsys, Inc. (b)	53,100	1,376,883

		69,091,177

Specialty Retail—1.0%
AutoZone, Inc. (b)	21,400	2,566,074
GameStop Corp. (Class A) (b)	100,000	6,211,000
Tiffany & Co.	230,000	10,586,900

		19,363,974

Textiles, Apparel & Luxury Goods—0.7%
Nike, Inc. (a)	200,000	12,848,000

Trading Companies & Distributors—0.5%
W.W. Grainger, Inc. (a)	100,000	8,752,000

Total Common Stock (Identified Cost $1,023,647,367)		1,141,060,333

Fixed Income—44.3%
Security Description	Face Amount	Value*

Aerospace & Defense—0.0%
L-3 Communications Corp. 6.375%, 10/15/15	$75,000	73,875

Asset Backed—0.8%
Amortizing Residential Collateral Trust 5.965%, 06/25/32 (c)	248,607	112,326

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of December 31, 2007

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Asset Backed—(Continued)
Ares VIII CLO, Ltd. (144A) 7.665%, 02/26/16 (c)	$1,150,000	$1,123,780
Chase Issuance Trust 5.120%, 10/15/14	4,500,000	4,608,837
Countrywide Asset-Backed Certificates 6.590%, 12/25/31 (c)	101,994	92,597
Ford Credit Auto Owner Trust 5.070%, 12/15/10	4,150,000	4,178,590
GE Business Loan Trust (144A) 6.328%, 04/15/31 (c)	545,924	530,153
Hedged Mutual Fund Fee Trust (144A) 5.220%, 11/30/10	38,852	38,464
Home Equity Asset Trust 4.975%, 07/25/37 (c)	2,204,124	2,097,865
Knollwood CDO, Ltd. (144A) 8.322%, 02/08/39 (c)	413,443	4,135
Long Beach Mortgage Loan Trust 5.965%, 03/25/34 (c)	1,375,000	1,038,020
Structured Asset Investment Loan Trust 7.790%, 04/25/33 (c)	40,741	26,122

		13,850,889

Biotechnology—0.0%
Bio-Rad Laboratories, Inc. 7.500%, 08/15/13	375,000	378,750

Capital Markets—1.6%
Lehman Brothers Holdings Capital Trust V 5.857%, 11/29/49 (c)	305,000	271,831
Lehman Brothers Holdings, Inc. 5.170%, 05/25/10 (c)	3,375,000	3,244,307
5.250%, 02/06/12	1,310,000	1,296,229
5.500%, 04/04/16	975,000	932,923
6.750%, 12/28/17	2,075,000	2,138,700
7.000%, 09/27/27	1,110,000	1,126,598
Morgan Stanley 5.050%, 01/21/11	1,580,000	1,579,823
5.493%, 01/09/12 (c)	8,540,000	8,252,962
6.250%, 08/28/17	2,050,000	2,084,036
6.750%, 04/15/11	550,000	576,478
The Bear Stearns Cos., Inc. 5.599%, 07/19/10 (c)	790,000	742,435
6.400%, 10/02/17	1,500,000	1,449,240
6.950%, 08/10/12	2,165,000	2,226,053
The Goldman Sachs Group, Inc. 5.250%, 10/15/13	3,620,000	3,621,242

		29,542,857

Chemicals—0.0%
Momentive Performance Materials, Inc. (144A) 10.125%, 12/01/14	340,000	311,100

Commercial Banks—1.0%
Barclays Bank, Plc. 7.434%, 09/29/49 (c)	2,585,000	2,686,205

Security Description	Face Amount	Value*

Commercial Banks—(Continued)
JPMorgan Chase Bank, N.A. 6.000%, 07/05/17	$2,500,000	$2,531,558
NationsBank Corp. 7.800%, 09/15/16	925,000	1,048,436
Royal Bank of Scotland Group, Plc. 7.640%, 03/31/49 (c)	2,000,000	2,056,186
UBS AG Stamford Branch 5.875%, 12/20/17	3,375,000	3,398,777
Wachovia Bank, N.A. 6.000%, 11/15/17	2,050,000	2,063,698
6.600%, 01/15/38	2,150,000	2,160,793
Wells Fargo & Co. 4.200%, 01/15/10	855,000	849,598
4.625%, 08/09/10	1,710,000	1,711,325
4.875%, 01/12/11	590,000	597,932

		19,104,508

Commercial Mortgage-Backed Securities—9.5%
Banc of America Commercial Mortgage, Inc. 4.871%, 11/10/42 (c)	3,630,000	3,622,346
5.118%, 07/11/43	5,365,000	5,427,718
7.333%, 10/15/09	3,785,000	3,912,432
Bear Stearns Commercial Mortgage Securities, Inc. 4.361%, 06/11/41	2,377,183	2,363,971
4.674%, 06/11/41	930,000	888,715
5.742%, 09/11/42 (c)	3,875,000	3,969,568
5.920%, 10/15/36	1,263,436	1,284,643
6.007%, 06/25/47 (c)	4,714,723	4,650,581
Chase Commercial Mortgage Securities Corp. 7.319%, 10/15/32	1,575,000	1,659,996
Citigroup Mortgage Loan Trust, Inc. 5.700%, 06/10/17 (c)	1,750,000	1,754,637
Citigroup/Deutsche Bank Commercial Mortgage Trust 5.886%, 11/15/44	1,750,000	1,808,389
CitiMortgage Alternative Loan Trust 6.000%, 10/25/37	4,612,758	4,592,577
Cobalt Commercial Mortgage Trust 5.820%, 05/15/46 (c)	2,525,000	2,614,654
Commercial Mortgage Pass Through Certificates 5.816%, 12/10/49 (c)	4,310,000	4,466,510
Countrywide Home Loan Mortgage Pass Through Trust 6.500%, 10/25/37	2,533,421	2,568,060
Credit Suisse Mortgage Capital Certificates 5.311%, 12/15/39	4,000,000	3,986,089
CS First Boston Mortgage Securities Corp. 3.936%, 05/15/38 (c)	4,000,000	3,817,588
4.940%, 12/15/35	4,405,000	4,409,691
5.183%, 11/15/36	2,890,000	2,925,396
5.603%, 07/15/35	3,850,000	3,961,981
7.325%, 04/15/62	448,474	450,114
First Union National Bank Commercial Mortgage 6.663%, 01/12/43	3,710,000	3,903,983

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of December 31, 2007

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Commercial Mortgage-Backed Securities—(Continued)
First Union National Bank Commercial Mortgage Trust (144A) 7.793%, 12/15/31 (c)	$3,700,000	$3,903,714
G.S. Mortgage Securities Corp. II 5.560%, 11/10/39 (c)	1,455,000	1,477,690
GE Capital Commercial Mortgage Corp. 4.578%, 06/10/48	3,480,000	3,409,052
4.996%, 12/10/37	4,340,000	4,375,594
6.269%, 12/10/35	3,440,000	3,622,149
GMAC Commercial Mortgage Securities, Inc. 7.455%, 08/16/33	3,072,992	3,240,018
Greenwich Capital Commercial Funding Corp. 5.301%, 04/10/37 (c)	1,120,000	1,056,602
5.911%, 07/10/38 (c)	3,280,000	3,427,726
GSR Mortgage Loan Trust 5.251%, 11/25/35 (c)	2,090,055	2,018,177
Harborview Mortgage Loan Trust 5.275%, 11/19/35 (c)	1,987,457	1,860,178
JPMorgan Chase Commercial Mortgage Securities Corp. 5.336%, 05/15/47	1,835,000	1,828,159
5.432%, 08/25/35 (c)	10,773,334	10,475,235
5.804%, 06/15/49 (c)	1,700,000	1,737,582
5.827%, 02/15/51 (c)	1,390,000	1,418,154
JPMorgan Commercial Mortgage Finance Corp. 6.658%, 10/15/35 (c)	175,000	176,534
7.351%, 09/15/29	1,503,303	1,543,640
JPMorgan Mortgage Trust 3.887%, 08/25/34 (c)	4,201,708	4,160,926
LB-UBS Commercial Mortgage Trust 3.636%, 08/15/08	1,626,327	1,612,345
4.023%, 09/15/26	1,273,527	1,263,277
4.071%, 09/15/26	1,596,338	1,580,350
5.372%, 09/15/39	1,570,000	1,575,408
5.430%, 02/15/40 (c)	2,800,000	2,812,339
5.642%, 12/15/25 (c)	2,103,609	2,130,185
5.866%, 09/15/45	3,850,000	3,982,409
5.934%, 12/15/25	1,600,000	1,631,598
7.950%, 05/15/25 (c)	3,602,566	3,804,301
LB-UBS Commercial Mortgage Trust (144A) 6.155%, 07/14/16	2,492,844	2,565,687
Morgan Stanley Capital I 5.633%, 04/12/49 (c)	620,000	629,815
5.803%, 06/11/42 (c)	5,925,000	6,079,315
5.809%, 12/12/49	2,345,000	2,398,744
5.882%, 06/11/49 (c)	4,550,000	4,739,341
6.630%, 07/15/30	1,025,000	1,025,076
Salomon Brothers Mortgage Securities VII, Inc. 6.499%, 10/13/11	3,920,000	4,120,426
Wachovia Bank Commercial Mortgage Trust 5.678%, 05/15/46 (c)	3,115,000	3,176,901
5.903%, 02/15/51	1,895,000	1,978,618
WaMu Mortgage Pass-Through Certificates 5.670%, 03/25/37 (c)	6,106,640	6,132,596

Security Description	Face Amount	Value*

Commercial Mortgage-Backed Securities—(Continued)
Wells Fargo Mortgage Backed Securities Trust 5.773%, 09/25/36	$1,622,523	$1,624,812

		173,634,312

Computers & Peripherals—0.1%
IBM Corp. 5.700%, 09/14/17	1,420,000	1,467,942

Consumer Finance—0.1%
SLM Corp. 5.125%, 08/27/12	1,700,000	1,520,543
5.400%, 10/25/11	890,000	811,142

		2,331,685

Containers & Packaging—0.0%
Ball Corp. 6.875%, 12/15/12	530,000	537,950

Diversified Financial Services—2.2%
AES Ironwood, LLC 8.857%, 11/30/25	123,480	135,210
AES Red Oak, LLC 9.200%, 11/30/29	50,000	55,500
Bank of America Corp. 5.300%, 03/15/17	975,000	948,067
5.750%, 12/01/17	4,470,000	4,480,254
6.000%, 09/01/17	825,000	842,879
6.100%, 06/15/17	1,600,000	1,635,182
Citigroup Capital XXI 8.300%, 12/21/57 (c)	2,230,000	2,328,546
Citigroup, Inc. 4.125%, 02/22/10	2,000,000	1,970,734
5.300%, 10/17/12	4,075,000	4,128,016
6.125%, 08/25/36	125,000	118,311
Compton Petroleum Finance Corp. 7.625%, 12/01/13	35,000	32,550
Credit Suisse Guernsey, Ltd. 5.860%, 05/29/49 (c)	2,460,000	2,202,187
Gaz Capital for Gazprom (144A) 7.288%, 08/16/37	1,060,000	1,069,858
General Electric Capital Corp. 5.000%, 11/15/11	7,320,000	7,408,675
5.000%, 04/10/12	1,080,000	1,093,301
6.150%, 08/01/37	1,610,000	1,710,511
6.375%, 11/15/67 (c)	1,700,000	1,755,219
Goldman Sachs Capital II 5.793%, 12/29/49 (c)	1,510,000	1,344,391
JPMorgan Chase Capital 6.800%, 10/01/37	4,675,000	4,494,877
Mellon Capital 6.244%, 06/29/49 (c)	900,000	835,311
Telecom Italia Capital S.A. 5.250%, 10/01/15	975,000	949,893

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of December 31, 2007

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Diversified Financial Services—(Continued)
Wind Acquisition Finance S.A. (144A) 10.750%, 12/01/15	$295,000	$321,550
ZFS Finance USA Trust I (144A) 6.500%, 05/09/37 (c)	900,000	830,869

		40,691,891

Diversified Telecommunication Services—0.2%
AT&T, Inc. 6.500%, 09/01/37	2,850,000	2,980,182
Cincinnati Bell, Inc. 7.250%, 07/15/13	50,000	50,125
GTE Corp. 6.940%, 04/15/28	100,000	107,115
Qwest Communications International, Inc. 7.500%, 02/15/14 (a)	315,000	314,212
Qwest Communications International, Inc. (Series B) 7.500%, 02/15/14	155,000	154,613
Qwest Corp. 8.241%, 06/15/13 (c)	285,000	290,700
Windstream Corp. 8.125%, 08/01/13	410,000	424,350
8.625%, 08/01/16	170,000	178,500

		4,499,797

Electric Utilities—0.3%
CenterPoint Energy, Inc. 7.250%, 09/01/10	345,000	365,582
Elwood Energy, LLC 8.159%, 07/05/26	123,978	123,936
Florida Power & Light Co. 5.625%, 04/01/34	300,000	290,504
MidAmerican Energy Holdings Co. 5.950%, 05/15/37	1,125,000	1,091,225
6.500%, 09/15/37 (c)	725,000	757,107
PECO Energy Co. 4.750%, 10/01/12	650,000	643,195
Texas Competitive Electric Holdings Co. LLC. 10.250%, 11/01/15	1,365,000	1,351,350

		4,622,899

Energy Equipment & Services—0.0%
Colorado Interstate Gas Co. 6.800%, 11/15/15	90,000	93,686
Tennessee Gas Pipeline Co. 7.000%, 10/15/28 (a)	190,000	191,802

		285,488

Federal Agencies—25.8%
Federal Home Loan Mortgage Corp. 1.523%, 09/15/33 (c) (d)	37,770,693	2,663,631
3.914%, 06/01/34 (c)	6,077,258	6,016,418
4.500%, 05/01/18	4,028,916	3,965,243
4.500%, 05/01/19	1,558,241	1,531,595

Security Description	Face Amount	Value*

Federal Agencies—(Continued)
4.500%, 12/01/19	$660,958	$649,656
4.500%, 03/01/20	770,796	757,458
4.500%, 04/01/20	252,743	248,369
4.500%, 05/01/20	159,902	157,135
4.500%, 08/01/20	2,365,240	2,324,795
4.500%, 01/01/21	978,087	961,162
5.000%, 12/15/17	4,340,000	4,340,227
5.000%, 12/01/18	554,386	555,752
5.000%, 04/01/20	481,336	481,809
5.000%, 10/01/20	659,815	660,462
5.000%, 11/01/20	6,885,589	6,892,344
5.000%, 06/01/36	958,708	935,626
5.000%, TBA	9,000,000	9,008,442
5.125%, 11/17/17 (a)	13,600,000	14,190,798
5.500%, 04/15/26	3,030,828	3,055,722
5.500%, 02/15/27	3,790,097	3,833,625
5.500%, 07/15/27	4,361,652	4,424,129
5.500%, 05/15/29	9,777,349	9,883,672
5.500%, 07/01/33	3,276,114	3,278,709
5.500%, 10/01/35	715,153	713,954
5.500%, 03/01/37	5,688,715	5,676,971
5.500%, 06/01/37	485,753	484,751
5.500%, TBA	15,600,000	15,565,867
5.686%, 01/01/37 (c)	2,929,027	2,974,356
5.748%, 04/01/37 (c)	3,294,739	3,344,416
6.000%, TBA	45,400,000	46,081,835
Federal National Mortgage Association 4.000%, 06/01/19	4,126,398	3,957,992
4.500%, 10/01/18	1,058,434	1,041,418
4.500%, 08/01/35	3,220,798	3,049,994
4.500%, TBA	1,100,000	1,082,468
5.000%, 06/01/18	1,312,097	1,315,378
5.000%, 01/01/21	3,580,762	3,589,714
5.000%, 06/01/23	1,575,610	1,555,022
5.000%, 11/01/33	9,437,138	9,222,009
5.000%, 03/01/34	24,151,392	23,600,837
5.000%, 08/01/34	5,149,440	5,032,054
5.000%, 07/01/35	218,719	213,530
5.000%, 12/01/35	328,097	320,312
5.000%, 05/01/36	29,789,122	29,082,299
5.000%, 07/01/36 (d)	6,308,892	1,342,844
5.125%, 01/02/14	1,350,000	1,398,180
5.375%, 06/12/17 (a)	2,525,000	2,682,242
5.500%, 10/01/18	1,087,208	1,103,364
5.500%, 12/01/18	753,604	764,803
5.500%, 01/01/19	1,247,028	1,265,560
5.500%, 03/01/19	28,143	28,561
5.500%, 05/01/19	1,576,555	1,600,391
5.500%, 07/01/19	512,322	519,493
5.500%, 09/01/19	11,677,438	11,852,754
5.500%, 06/01/20	1,583,188	1,607,125
5.500%, 07/01/20	3,961,295	4,020,165
5.500%, 01/01/21	109,648	111,083
5.500%, 02/01/21	190,037	192,523
5.500%, 01/01/24	884,844	890,398
5.500%, 05/25/27	1,063,839	1,070,802

*See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of December 31, 2007

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Federal Agencies—(Continued)
Federal National Mortgage Association
5.500%, 04/25/30	$2,292,784	$2,319,722
5.500%, 04/01/33	2,100,771	2,102,329
5.500%, 11/01/33	2,715,781	2,717,795
5.500%, 02/01/34	5,789,389	5,793,682
5.500%, 04/01/34	7,887,638	7,897,127
5.500%, 11/01/34	5,593,495	5,593,804
5.500%, 04/01/35	1,711,905	1,710,861
5.500%, 06/01/35	1,701,616	1,700,578
5.500%, 11/01/35 (d)	5,106,836	1,235,787
5.500%, 12/01/35	8,775,384	8,773,350
5.500%, 01/01/36	14,222,857	14,214,181
5.500%, 01/25/36 (d)	1,992,793	482,835
5.500%, 12/01/36 (c)	16,647,086	16,625,626
6.000%, 04/01/16	462,692	474,263
6.000%, 03/01/21	166,210	170,196
6.000%, 05/01/21	913,872	935,786
6.000%, 06/01/21	95,431	97,720
6.000%, 07/01/21	1,291,886	1,322,866
6.000%, 08/01/21	1,481,489	1,517,015
6.000%, 02/01/34	2,537,313	2,581,691
6.000%, 08/01/34	1,504,994	1,531,317
6.000%, 04/01/35	6,011,068	6,124,010
6.000%, 02/01/36	1,724,560	1,751,624
6.000%, 05/01/36	2,361,176	2,398,231
6.000%, 06/01/36	4,355,635	4,423,991
6.000%, 07/01/36	7,934,517	8,059,038
6.000%, 09/01/36	5,258,781	5,341,310
6.000%, 10/01/36	4,874,293	4,950,788
6.000%, 09/01/37	562,351	571,100
6.000%, 10/01/37	3,986,852	4,046,390
6.000%, TBA	11,100,000	11,269,963
6.500%, 01/01/14	380,210	394,031
6.500%, 08/01/16	2,110	2,184
6.500%, 09/01/16	348,240	360,586
6.500%, 02/01/17	64,582	66,871
6.500%, 12/01/29 (c)	936,316	972,188
6.500%, 08/01/36	877,537	902,145
6.500%, 09/01/36	1,560,164	1,603,915
6.500%, TBA	31,500,000	32,376,078
8.500%, 02/01/09	9,164	9,259
9.000%, 04/01/16	691	714
Government National Mortgage Association 5.000%, 10/20/33	5,767,112	5,634,039
5.500%, 04/15/33	431,695	435,067
5.500%, TBA	3,000,000	3,010,781
6.000%, 02/15/09	28,848	29,042
6.000%, 09/20/33	910,326	930,024
6.000%, 10/20/33	1,474,704	1,510,432
6.000%, 11/20/33	2,017,434	2,061,089
6.000%, TBA	24,400,000	24,884,189
6.500%, 07/15/14	24,588	25,483
7.500%, 12/15/14	473,071	495,352

		473,610,689

Security Description	Face Amount	Value*

Food Products—0.2%
Kraft Foods, Inc. 6.125%, 02/01/18	$1,950,000	$1,964,908
6.500%, 08/11/17	1,830,000	1,893,219

		3,858,127

Foreign Government—1.0%
Argentina Government International Bond 5.475%, 08/03/12 (c)	2,430,000	1,372,950
Colombia Government International Bond 7.375%, 09/18/37 (a)	1,225,000	1,362,813
Emirate of Abu Dhabi (144A) 5.500%, 08/02/12	4,600,000	4,730,925
Federal Republic of Germany 4.250%, 07/04/39 (EUR)	850,000	1,170,551
Israel Government AID Bond 5.500%, 12/04/23	3,175,000	3,418,776
Japan 15 Year Government Bond 1.170%, 11/20/21 (JPY) (c)	715,000,000	6,380,443
Peruvian Government International Bond 6.550%, 03/14/37	525,000	548,625

		18,985,083

Health Care Providers & Services—0.0%
WellPoint, Inc. 5.950%, 12/15/34	700,000	658,910

Hotels, Restaurants & Leisure—0.1%
Caesars Entertainment, Inc. 7.875%, 03/15/10 (a)	950,000	893,000

Independent Power Producers & Energy Traders—0.0%
NRG Energy, Inc. 7.375%, 02/01/16	170,000	165,750

Insurance—0.2%
Chubb Corp. 6.375%, 03/29/67 (c)	1,100,000	1,072,953
Lincoln National Corp. 6.050%, 04/20/67	675,000	630,152
7.000%, 05/17/66 (c)	640,000	642,575
The Progressive Corp. 6.700%, 06/15/37 (c)	1,040,000	965,504
The Travelers Cos., Inc. 6.250%, 03/15/67 (c)	735,000	689,273

		4,000,457

Media—0.4%
Comcast Cable Communications Holdings, Inc. 8.375%, 03/15/13	650,000	729,224
Comcast Corp. 6.500%, 11/15/35	555,000	566,344
6.950%, 08/15/37	1,150,000	1,241,163
7.050%, 03/15/33	275,000	300,400

*See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of December 31, 2007

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Media—(Continued)
CSC Holdings, Inc. 8.125%, 07/15/09	$135,000	$137,194
Idearc, Inc. 8.000%, 11/15/16	305,000	279,837
News America, Inc. 6.200%, 12/15/34	640,000	630,905
TCI Communications, Inc. 7.875%, 02/15/26	1,300,000	1,469,069
Time Warner Entertainment Co., L.P. 8.375%, 03/15/23	350,000	412,263
Time Warner, Inc. 6.875%, 05/01/12	1,875,000	1,974,392

		7,740,791

Metals & Mining—0.1%
Freeport-McMoRan Copper & Gold, Inc. 8.250%, 04/01/15	485,000	514,100
8.375%, 04/01/17	965,000	1,034,962
Ispat Inland, U.L.C. 9.750%, 04/01/14	155,000	167,937

		1,716,999

Office Electronics—0.1%
Xerox Corp. 6.875%, 08/15/11	975,000	1,019,976

Oil, Gas & Consumable Fuels—0.2%
KCS Energy, Inc. 7.125%, 04/01/12	70,000	67,375
Newfield Exploration Co. 6.625%, 09/01/14	395,000	391,050
6.625%, 04/15/16	375,000	367,500
Petrobras International Finance Co. 5.875%, 03/01/18	570,000	566,865
Sabine Pass LNG, L.P. 7.500%, 11/30/16	700,000	668,500
Transocean, Inc. 6.800%, 03/15/38	550,000	561,191
XTO Energy, Inc. 6.750%, 08/01/37	900,000	965,367

		3,587,848

Pharmaceuticals—0.1%
Bristol-Myers Squibb Co. 5.875%, 11/15/36	950,000	944,039

Real Estate Investment Trusts—0.1%
The Rouse Co. 5.375%, 11/26/13	1,635,000	1,412,061
The Rouse Co., L.P./TRC Co-Issuer, Inc. (144A) 6.750%, 05/01/13	350,000	325,130

		1,737,191

Real Estate Management & Development—0.0%
American Real Estate Partners, L.P. 8.125%, 06/01/12	145,000	140,469

Security Description	Face Amount	Value*

Wireless Telecommunication Services—0.2%
Rogers Wireless, Inc. 7.500%, 03/15/15	$240,000	$262,461
Sprint Nextel Corp. 6.000%, 12/01/16	825,000	790,179
Telefonica Emisiones, S.A.U. 7.045%, 06/20/36	1,025,000	1,145,731
Vodafone Group, Plc. 7.750%, 02/15/10	665,000	701,501

		2,899,872

Yankee—0.0%
Vodafone Group, Plc. 6.150%, 02/27/37	650,000	641,953

Total Fixed Income (Identified Cost $807,509,359)		813,935,097

Preferred Stock—0.9%
Security Description	Shares	Value*

Commercial Banks—0.4%
Wachovia Corp.	250,000	6,325,000

Thrifts & Mortgage Finance—0.5%
Federal Home Loan Mortgage Corp.	151,400	3,959,110
Federal National Mortgage Association	211,950	5,457,713

		9,416,823

Total Preferred Stock (Identified Cost $15,333,750)		15,741,823

Short Term Investments—2.3%
Security Description	Face Amount/ Shares	Value*

Discount Notes—0.2%
Federal Home Loan Bank 4.150%, 01/14/08	$3,100,000	3,096,362

Mutual Funds—2.0%
State Street Navigator Securities Lending Prime Portfolio (e)	37,347,032	37,347,032

Repurchase Agreement—0.1%
State Street Repurchase Agreement dated 12/31/07 at 1.200% to be repurchased at $1,089,073 on 1/02/08, collateralized by $785,000 U.S. Treasury Bond 9.125% due 5/15/18 with a value of $1,117,644.	1,089,000	1,089,000

Total Short Term Investments (Identified Cost $41,532,394)		41,532,394

Total Investments—109.7% (Identified Cost $1,888,022,870) (f)		2,012,269,647
Liabilities in excess of other assets		(177,285,304)

Total Net Assets—100%		$1,834,984,343

*See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of December 31, 2007

(a)	A portion or all of the security was held on loan. As of December 31, 2007, the market value of securities loaned was $69,259,715 and the collateral received consisted of cash in the amount of $37,347,032 and non cash collateral with a value of $33,771,958. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian.
(b)	Non-Income Producing.
(c)	Variable or Floating Rate Security. Rate disclosed is as of December 31, 2007.
(d)	Interest Only Certificate. This security receives monthly interest payments but is not entitled to principal payments.
(e)	Represents investment of cash collateral received from securities lending transactions.
(f)	The aggregate cost of investments for federal income tax purposes as of December 31, 2007 was $1,890,884,625 and the composition of unrealized appreciation and depreciation of investment securities was $158,227,125 and $(36,842,103), respectively.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2007, the market value of 144A securities was $15,755,365, which is 0.9% of total net assets.
(TBA)—	A contract for the purchase or sale of a Mortgage Backed Security to be delivered at a future date but does not include a specified pool or precise amount to be delivered.
(EUR)—	Euro
(JPY)—	Japanese Yen

Forward Contracts

Forward Currency Contracts	Delivery Date	Local Currency Amount	Aggregate Face Value	Valuation as of 12/31/2007	Unrealized Appreciation/ Depreciation
Euro (Sold)	1/23/2008	1,767,500	$2,504,548	$2,581,509	$(76,961)
Euro (Bought)	1/23/2008	982,825	1,457,297	1,435,458	(21,839)
Mexican Peso (Sold)	1/23/2008	866,732	80,474	79,241	1,233
Mexican Peso (Sold)	1/23/2008	38,276,968	3,520,174	3,499,499	20,675
Mexican Peso (Bought)	1/23/2008	39,143,700	3,624,417	3,578,741	(45,676)

Net Unrealized Depreciation					$(122,568)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Contract Amount	Valuation as of 12/31/2007	Unrealized Appreciation/ Depreciation
Euribor Futures	3/17/2008	56	$19,530,414	$19,512,743	$(17,671)
Eurodollar Futures	6/16/2008	73	17,284,805	17,566,538	281,733
Eurodollar Futures	9/15/2008	101	24,360,837	24,368,775	7,938
Eurodollar Futures	12/15/2008	271	64,322,303	65,466,825	1,144,522
German Government Bond 5 Year Futures	3/6/2008	77	12,314,347	12,133,791	(180,556)
German Government Bond 10 Year Futures	3/6/2008	108	18,231,584	17,833,974	(397,610)
U.S. Treasury Bonds Futures	3/19/2008	265	31,275,041	30,839,375	(435,666)
U.S. Treasury Notes 5 Year Futures	3/31/2008	199	21,905,738	21,945,969	40,231

Futures Contracts—Short
Eurodollar Futures	9/14/2009	(101)	(24,328,241)	(24,328,375)	(134)
U.S. Treasury Notes 2 Year Futures	3/31/2008	(84)	(17,661,963)	(17,661,000)	963
U.S. Treasury Notes 10 Year Futures	3/19/2008	(362)	(41,014,306)	(41,047,406)	(33,100)

Net Unrealized Appreciation					$410,650

Written Options

Written Options—Calls	Expiration Date	Number of Contracts	Premiums Received	Valuation as of 12/31/2007	Unrealized Appreciation
U.S. Treasury Notes 5 Year Futures 112	2/22/2008	(68)	$(38,848)	$(29,750)	$9,098

*See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of December 31, 2007

TBA Sale Commitments

Federal Agencies	Face Amount	Value
Federal National Mortgage Association
5.000% (15 Year TBA)	(4,800,000)	$(4,804,502)
5.000% (30 Year TBA)	(54,000,000)	(52,683,750)
5.500% (15 Year TBA)	(15,100,000)	(15,293,461)
5.500% (30 Year TBA)	(46,100,000)	(46,042,375)
5.500% (30 Year TBA)	(15,600,000)	(15,570,750)
6.000% (15 Year TBA)	(3,900,000)	(3,990,188)
Government National Mortgage Association
5.500% (30 Year TBA)	(400,000)	(402,875)

Total TBA Sale Commitments (Proceeds Cost $(138,655,873))		$(138,787,901)

*See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Statement of Assets & Liabilities

December 31, 2007

Assets
Investments at value (a) (e)		$2,012,269,647
Foreign cash at value (b)		7,379,320
Receivable for:
Securities sold		236,637,165
Fund shares sold		129,374
Accrued interest and dividends		6,189,234
Foreign taxes		20,347
Futures variation margin		103,694

Total Assets		2,262,728,781
Liabilities
TBA sales commitments at value (c)	$138,787,901
Payable for:
Securities purchased	249,318,863
Fund shares redeemed	840,155
Open forward currency contracts-net	122,568
Collateral for securities loaned	37,347,032
Due to custodian bank	112,299
Options written, at fair value (d)	29,750
Interest (Short)	406,676
Accrued expenses:
Management fees	689,673
Service and distribution fees	24,960
Other expenses	64,561

Total Liabilities		427,744,438

Net Assets		$1,834,984,343

Net assets consists of:
Capital paid in		$1,654,701,855
Undistributed net investment income		42,985,221
Accumulated net realized gains		12,898,292
Unrealized appreciation on investments, foreign currency, futures contracts and options		124,398,975

Net Assets		$1,834,984,343

Computation of offering price:
Class A
Net asset value and redemption price per share ($1,688,043,894 divided by 92,875,948 shares outstanding)		$18.18

Class B
Net asset value and redemption price per share ($75,109,092 divided by 4,155,073 shares outstanding)		$18.08

Class E
Net asset value and redemption price per share ($71,831,357 divided by 3,961,798 shares outstanding)		$18.13

(a) Identified cost of investments		$1,888,022,870

(b) Identified cost of foreign cash		$7,403,489

(c) Proceeds of TBA sales commitments		$(138,655,873)

(d) Premiums received on written options		$(38,848)

(e)	Includes cash collateral for securities loaned of $37,347,032.

Statement of Operations

For the Year Ended December 31, 2007

Investment Income
Dividends		$16,595,597	(a)
Interest		35,331,501	(b)

		51,927,098
Expenses
Management fees	$8,131,030
Service and distribution fees—Class B	167,000
Service and distribution fees—Class E	111,634
Directors’ fees and expenses	23,669
Custodian	258,725
Audit and tax services	40,739
Legal	20,089
Printing	679,480
Insurance	27,418
Miscellaneous	25,384

Total expenses		9,485,168

Net Investment Income		42,441,930

Realized and Unrealized Gain (Loss)
Realized gain (loss) on:
Investments—net	67,466,710
Futures contracts—net	(3,074,075)
Foreign currency transactions—net	119,206
Options—net	(74,707)	64,437,134

Change in unrealized appreciation (depreciation) on:
Investments—net	(8,769,493)
Futures contracts—net	2,052,530
Foreign currency transactions—net	290,785
Options—net	9,098	(6,417,080)

Net gain		58,020,054

Net Increase in Net Assets From Operations		$100,461,984

(a)	Net of foreign taxes of $1,628.
(b)	Includes net income on securities loaned of $371,077.

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2007	Year ended December 31, 2006
From Operations
Net investment income	$42,441,930	$43,278,244
Net realized gain	64,437,134	84,545,041
Unrealized appreciation (depreciation)	(6,417,080)	47,082,108

Increase in net assets from operations	100,461,984	174,905,393

From Distributions to Shareholders
Net investment income
Class A	(40,533,989)	(40,698,763)
Class B	(1,503,984)	(1,066,750)
Class E	(1,827,170)	(1,779,204)

Total distributions	(43,865,143)	(43,544,717)

Increase (decrease) in net assets from capital share transactions	22,239,497	(201,750,486)

Total increase (decrease) in net assets	78,836,338	(70,389,810)

Net Assets
Beginning of the period	1,756,148,005	1,826,537,815

End of the period	$1,834,984,343	$1,756,148,005

Undistributed Net Investment Income
End of the period	$42,985,221	$43,549,629

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2007		Year ended December 31, 2006
	Shares	$	Shares	$
Class A
Sales	15,428,384	$276,471,148	4,148,078	$69,010,042
Reinvestments	2,270,812	40,533,989	2,496,857	40,698,763
Redemptions	(16,923,992)	(303,258,831)	(18,942,461)	(314,590,632)

Net increase (decrease)	775,204	$13,746,306	(12,297,526)	$(204,881,827)

Class B
Sales	1,483,082	$26,479,747	1,500,884	$24,829,662
Reinvestments	84,589	1,503,984	65,687	1,066,750
Redemptions	(721,595)	(12,859,245)	(765,003)	(12,740,179)

Net increase	846,076	$15,124,486	801,568	$13,156,233

Class E
Sales	289,023	$5,161,012	339,111	$5,620,030
Reinvestments	102,535	1,827,170	109,288	1,779,204
Redemptions	(761,913)	(13,619,477)	(1,051,650)	(17,424,126)

Net decrease	(370,355)	$(6,631,295)	(603,251)	$(10,024,892)

Increase (decrease) derived from capital share transactions		$22,239,497		$(201,750,486)

See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Financial Highlights

	Class A
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$17.61	$16.33	$16.11	$15.13	$13.07

Income From Investment Operations
Net investment income	0.41 (a)	0.46	0.39	0.32	0.30
Net realized and unrealized gain on investments	0.62	1.23	0.09	0.95	2.30

Total from investment operations	1.03	1.69	0.48	1.27	2.60

Less Distributions
Distributions from net investment income	(0.46)	(0.41)	(0.26)	(0.29)	(0.54)

Total distributions	(0.46)	(0.41)	(0.26)	(0.29)	(0.54)

Net Asset Value, End of Period	$18.18	$17.61	$16.33	$16.11	$15.13

Total Return (%)	5.9	10.5	3.1	8.5	20.6
Ratio of operating expenses to average net assets before expense reductions (%)	0.50	0.52	0.50	0.50	0.51
Ratio of operating expenses to average net assets after expense reductions (%) (b)	N/A	0.51	0.49	0.49	0.50
Ratio of net investment income to average net assets (%)	2.32	2.46	2.22	1.99	2.00
Portfolio turnover rate (%)	372	265	443	232	211
Net assets, end of period (000)	$1,688,044	$1,622,051	$1,705,344	$1,875,196	$1,922,067

	Class B
	Year ended December 31,
	2007	2006	2005	2004(c)
Net Asset Value, Beginning of Period	$17.52	$16.25	$16.03	$14.97

Income From Investment Operations
Net investment income	0.37 (a)	0.34	0.25	0.11
Net realized and unrealized gain on investments	0.61	1.30	0.19	0.95

Total from investment operations	0.98	1.64	0.44	1.06

Less Distributions
Distributions from net investment income	(0.42)	(0.37)	(0.22)	0.00

Total distributions	(0.42)	(0.37)	(0.22)	0.00

Net Asset Value, End of Period	$18.08	$17.52	$16.25	$16.03

Total Return (%)	5.6	10.3	2.8	7.1	(d)
Ratio of operating expenses to average net assets before expense reductions (%)	0.75	0.77	0.75	0.75	(e)
Ratio of operating expenses to average net assets after expense reductions (%) (b)	N/A	0.76	0.74	0.74	(e)
Ratio of net investment income to average net assets (%)	2.07	2.22	2.01	2.27	(e)
Portfolio turnover rate (%)	372	265	443	232
Net assets, end of period (000)	$75,109	$57,973	$40,749	$20,413

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(c)	Commencement of operations was April 26, 2004 for Class B.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Financial Highlights

	Class E
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$17.57	$16.30	$16.07	$15.11	$13.06

Income From Investment Operations
Net investment income	0.39 (a)	0.40	0.33	0.29	0.41
Net realized and unrealized gain on investments	0.61	1.25	0.13	0.94	2.17

Total from investment operations	1.00	1.65	0.46	1.23	2.58

Less Distributions
Distributions from net investment income	(0.44)	(0.38)	(0.23)	(0.27)	(0.53)

Total distributions	(0.44)	(0.38)	(0.23)	(0.27)	(0.53)

Net Asset Value, End of Period	$18.13	$17.57	$16.30	$16.07	$15.11

Total Return (%)	5.7	10.3	3.0	8.3	20.4
Ratio of operating expenses to average net assets before expense reductions (%)	0.65	0.67	0.65	0.65	0.66
Ratio of operating expenses to average net assets after expense reductions (%) (b)	N/A	0.66	0.64	0.64	0.65
Ratio of net investment income to average net assets (%)	2.16	2.31	2.07	1.88	1.80
Portfolio turnover rate (%)	372	265	443	232	211
Net assets, end of period (000)	$71,831	$76,124	$80,444	$85,223	$52,609

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(c)	Commencement of operations was April 26, 2004 for Class B.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-17

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Notes to Financial Statements—December 31, 2007

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The BlackRock Diversified Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

MSF-18

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Notes to Financial Statements—December 31, 2007—(Continued)

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated day-to-day responsibility for valuing Portfolio assets to the subadviser of the Portfolio, who values such assets as described above and operates under procedures approved by the Board.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

MSF-19

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Notes to Financial Statements—December 31, 2007—(Continued)

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Options:

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Credit and Market Risk:

The Portfolio may invest in high yield instruments that are subject to certain credit and market risks. The yields of high yield instruments reflect, among other things, perceived credit risk. The Portfolio’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

MSF-20

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Notes to Financial Statements—December 31, 2007—(Continued)

Credit Risk:

The Portfolio invests a significant portion of its assets in securities of issuers that hold mortgage and asset backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market’s perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain issuers held by the Portfolio. At December 31, 2007, the Portfolio held securities of issuers that hold mortgage and asset backed securities and direct investments in mortgage and asset backed securities with an aggregate value of $187,485,201 (representing 10.3% of the Portfolio’s total assets).

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

As of December 31, 2007, the Portfolio had no capital loss carryovers.

The tax character of distributions paid for the periods ended December 31, 2007 and 2006 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2007	2006	2007	2006	2007	2006	2007	2006
$43,865,143	$43,544,717	$—	$—	$—	$—	$43,865,143	$43,544,717

As of December 31, 2007, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation	Loss Carryforwards	Total
$42,862,653	$16,775,633	$120,644,202	$—	$180,282,488

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

3.	INVESTMENT TRANSACTIONS:

For the year ended December 31, 2007, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$5,641,619,575	$1,348,191,038	$5,570,856,768	$1,157,991,284

Options Written:

The Portfolio transactions in options written during the year ended December 31, 2007 were as follows:

Call Options	Number of contracts	Premiums received
Options outstanding December 31, 2006	0	$0
Options written	68	38,848
Options closed	0	0
Options expired	0	0

Options outstanding December 31, 2007	68	$38,848

MSF-21

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Notes to Financial Statements—December 31, 2007—(Continued)

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2007	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
$8,131,030	0.500%	Of the first $500 million
	0.450%	Of the next $500 million
	0.400%	On amounts in excess of $1 billion

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. BlackRock Advisors, LLC is compensated by MetLife Advisers to provide subadvisory services for the BlackRock Diversified Portfolio.

Service and Distribution Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing, the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the year ended December 31, 2007 are shown as Service and Distribution fees in the Statement of Operations.

5.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolios’ behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Portfolio receives 80% of the annual net income from securities lending transactions, which is included in interest income of the Portfolio. The remaining 20% is paid to the custodian as compensation for its securities lending services. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. Any outstanding loans by the Portfolio at December 31, 2007 are footnoted in the Schedule of Investments.

6.	REGULATORY MATTERS:

As previously reported, in May 2004, General American received a Wells Notice stating that the SEC staff was considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws against General American with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through General American. General American responded to the SEC staff and cooperated with the investigation. On August 9, 2007, the SEC announced that it had settled an enforcement action regarding late trading against General American with, among other things, General American agreeing to pay a civil penalty and to comply with certain undertakings. General American

MSF-22

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Notes to Financial Statements—December 31, 2007—(Continued)

consented to the SEC’s order without admitting or denying the findings. MetLife Advisers has also advised the Fund’s Board of Directors that, while certain exceptions to the Fund’s policies have been noted, no situations have been identified that would have a material impact on the financial position of the Fund.

7.	RECENT ACCOUNTING PRONOUNCEMENTS:

Effective June 29, 2007, the Fund implemented Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109” (“FIN 48”). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Fund, and has determined that the adoption of FIN 48 does not have a material impact on the Fund’s financial statements. The Fund files U.S. tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s tax returns remains open for the years ended December 31, 2004 through December 31, 2006.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

MSF-23

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of the Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the BlackRock Diversified Portfolio, one of the portfolios constituting the Metropolitan Series Fund, Inc. (the “Fund”) as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the BlackRock Diversified Portfolio of the Metropolitan Series Fund, Inc. as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 28, 2008

MSF-24

Metropolitan Series Fund, Inc.

Directors and Officers

The Fund’s Directors review actions of the Fund’s investment adviser and subadvisers, and decide upon matters of general policy. The Fund’s officers supervise the daily business operations of the Fund. The Board of Directors and the Fund’s officers are listed below. Each Director is responsible for overseeing all 36 Portfolios of the Fund. There is no limit to the term a Director may serve. Directors serve until their resignation, retirement or removal in accordance with the Fund’s organizational documents and policies adopted by the Board from time to time. Officers hold office at the pleasure of the Board or until the election or appointment and the qualification of a successor. The address of the directors and officers is c/o Metropolitan Series Fund, Inc., 501 Boylston Street, Boston, MA 02116.

Interested Directors(1)

Each Director below is an “interested person” (as defined by the 1940 Act) with respect to the Fund in that Ms. Forget is an employee of MetLife and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Elizabeth M. Forget Age: 41	Director, Chairman of the Board, President and Chief Executive Officer	2006	Senior Vice President (since 2007), MetLife, Inc.; President, Met Investors Advisory, LLC (“MIA”); Trustee and President, Met Investors Series Trust (“MIST”); Executive Vice President, MetLife Investors Group, Inc.; President (since 2006), MetLife Advisers.	81

Arthur G. Typermass Age: 70	Director	1998	Formerly, Senior Vice President and Treasurer, MetLife.	37

Non-Interested Directors(1)

Each Director below is not an “interested person” (as defined by the 1940 Act) with respect to the Fund (collectively, the “Independent Directors”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† Age: 70	Director	1985	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	37

Linda B. Strumpf Age: 60	Director	2000	Vice President and Chief Investment Officer, Ford Foundation.	37

Michael S. Scott Morton† Age: 70	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, MIT.	37

H. Jesse Arnelle Age: 74	Director	2001	Formerly, Counsel, Womble Carlyle Sandrie & Rice; Director, Textron Inc. (global multi-industry company)*; formerly, Director, Gannet Co. Inc. (diversified news and information company)*; formerly, Director, Eastman Chemical Company (global chemical company)*; formerly, Director, Waste Management, Inc.*; formerly, Director, Armstrong Holdings Inc. (parent company of floor and ceiling products business)*; formerly, Director, FPL Group Inc. (public utility holding company)*; Director, URS Corporation (engineering design services firm)*.	37

Nancy Hawthorne Age: 56	Director	2003	Director, Avid Technologies (computer software company)*; formerly, Chairman of the Board of Avid Technologies; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Chief Executive Officer, Clerestory LLC (corporate financial advisor); formerly, Trustee, New England Zenith Fund (“Zenith Fund”)**; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company )*.	37

MSF-25

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
John T. Ludes Age: 71	Director	2003	President, LFP Properties (consulting firm); Formerly, Trustee, Zenith Fund**; formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	37

Officers(1)

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey P. Halperin	40	Chief Compliance Officer	2006	Vice President (since 2006), Corporate Ethics and Compliance Department, MetLife, Inc.; Chief Compliance Officer (since 2006), MetLife Advisers, MIA and MIST.

John F. Guthrie, Jr.	64	Senior Vice President	2002	Manager and Senior Vice President, MetLife Advisers; Vice President, MetLife; Vice President (since 2003), MetLife Group, Inc.; Vice President, NELICO; Vice President (since 2005), MIA; formerly, Senior Vice President, Zenith Fund**.

Alan C. Leland	55	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Treasurer (since 2005), Met Investors Advisory, LLC; Vice President (since 2004), MIA; Vice President (since 2003), MetLife Group, Inc.; Vice President, MetLife; Senior Vice President, NELICO

Peter Duffy	52	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers (since 1998); Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife Group, Inc.; formerly, Vice President and Treasurer, Zenith Fund**.

Thomas M. Lenz	49	Vice President and Secretary	2002	General Counsel and Secretary, MetLife Advisers; Assistant General Counsel, MetLife; formerly, Vice President and Secretary, Zenith Fund**.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
**	The Zenith Fund deregistered with the Securities and Exchange Commission (“SEC”) in 2004.
(†)	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the “State Street Research Funds”).
(1)	Each Director of the Fund also serves as trustee of Metropolitan Series Fund II (“Met Series Fund II”), a registered investment company advised by MetLife Advisers. Each officer of the Fund serves in the same position with Met Series Fund II, which consists of one portfolio.
(2)	Previous positions during the past five years with the Fund, MIST, MetLife, MetLife Advisers, MIA, Zenith Fund, NELICO or New England Securities Corporation are omitted if not materially different.
(3)	The Fund Complex includes the Fund (36 portfolios), Met Series Fund II (1 portfolio) and MIST (44 portfolios)

MSF-26

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Fund’s Contract Review Committees of the Board of Directors (the “Board”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (collectively, the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals at the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers, the Fund’s investment adviser, and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through the subadvisers’ responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies and the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (viii) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (ix) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (x) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xi) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee on September 12, 2007, the Board, at its November 15, 2007 meeting, approved the continuation through December 31, 2008 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio of the Fund. The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the establishment of the investment strategies of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of Subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

MSF-27

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ recommendations regarding reductions in Fee rates, implementation of Fee breakpoints and institution of Fee waivers and expense caps.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and their affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

MSF-28

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution, brokerage and transfer agency services to the Portfolios, and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2008.

MSF-29

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2007 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-30

Metropolitan Series Fund, Inc. BlackRock Large Cap Value Portfolio Annual Report	December 31, 2007

Letter from the President

February 1, 2008

Letter to Policy Holders:

2007 was a tumultuous year in the financial markets driven by concerns in the credit markets surrounding sub-prime mortgages and fears of recession in the U.S. Economy. The broad markets were mixed, with the Dow Jones Industrial Average up 8.9% and the MSCI EAFE Index, which measures the performance of international equities, up 11.2% for the year, while the Russell 2000 Index, which measures the performance of small capitalization stocks, was down 1.6%.

In the fixed income markets, credit spreads increased as a result of the pressure from sub-prime mortgage crisis and the Federal Reserve lowered interest rates by a total of 1% during the year. The Lehman Brothers Aggregate Bond Index posted a 7.0% return for the year.

On the following pages, you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth Forget

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the year ended December 31, 2007, the Class A shares of the BlackRock Large Cap Value Portfolio returned 3.4%, compared to its benchmark, the Russell 1000 Value Index1, which returned -0.2%. The average return of its peer group, the Lipper Variable Insurance Products Large-Cap Value Funds Universe2, was 1.7% over the same period.

PORTFOLIO REVIEW

2007 began largely where 2006 left off. A slowdown in U.S. growth occurred following Fed tightening, rising oil prices, and the beginning of concerns around credit and slower spending by the U.S. consumer. Earnings growth remained strong on the back of solid export growth, a declining dollar and share buybacks. A transition in leadership from small, value and domestic to large, growth and multinational became evident as the year began. During the second half of 2007, the benign fundamentals of 2003-2006, namely strong global growth, rising profitability levels, and falling risk premiums, were replaced by credit stress; pressures on the capital position of the financial system; questions about the sustainability of the business cycle; and rising energy and food prices. Reflecting these woes, market prices moved considerably. Government bond yields plummeted, the dollar fell faster than in earlier years, credit spreads widened and equities became trendless and volatile. The financial and consumer discretionary sectors experienced drops of one-quarter to one-third. Commodity- and industrial-related multinational companies performed the best. Emerging market economies and equity markets performed well yet again. The Federal Reserve moved from an attitude of vigilance about inflation to one of providing liquidity and lowering rates to shore up the functioning of credit markets and fight economic weakness.

The Portfolio’s outperformance versus its benchmark was attributable to an underweight and stock selection within the financials sector. Within financials, an underweight in commercial banks and thrifts & mortgage finance names contributed notably to performance. Also additive was select exposure to the capital markets industry (including Goldman Sachs and Janus Capital Group) and the insurance industry (most notably Prudential Financial and Chubb Corp.).

Also contributing to performance was an overweight and stock selection within the industrials sector. Selected U.S. and multinational companies, especially those with exposure to agriculture and developing economies, have been strong contributors to our performance. Within industrials, Deere & Co. and AGCO have benefited from the agriculture boom brought on by increased demand for corn-based ethanol and from emerging markets that need to feed growing and increasingly prosperous populations. We were also able to put this trend to work for us in the materials sector, with fertilizer producer Monsanto contributing heavily to performance.

Detracting from performance was an underweight and stock selection in consumer staples, as well as an overweight and stock selection within information technology. In consumer staples, we either did not hold or had only a modest weighting in a few select names that did well, such as Procter & Gamble and Altria. In information technology, semiconductor holdings such as Teradyne and Integrated Device Technology and IT service holdings such as Unisys detracted most from performance. Though our holdings in computers & peripherals performed well on the whole, Sun Microsystems was the Portfolio’s worst performer during the period on both an absolute and relative basis.

The biggest theme for the year was global growth, and we benefited from our two-pronged portfolio approach: one prong invested in cyclicals with a global emphasis and the other in higher quality companies with predictable earnings. Holdings that were in line with global growth were our positions in Cummins and Honeywell International in the industrials sector, as well as FMC Corp. in the materials sector.

The biggest event of the year, however, was the mortgage debacle, and our early exit from names like Countrywide Financial and Lehman Brothers, plus our overall underweight in financials, proved beneficial. While the Portfolio suffered during the summer’s market turmoil and quantitative investment meltdown, we went into the fourth quarter with solid sector positioning, which helped us to end the year ahead of the benchmark.

At year-end, the largest overweights in the Portfolio were in information technology, healthcare and energy. The largest underweights were in financials, consumer staples and utilities.

* The views expressed above are those of the subadvisory firm as of December 31, 2007 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

1 The Russell 1000® Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have a low price-to-book and price-to-earnings ratio, higher divided yields and lower forecasted growth values.

2 The Lipper Variable Insurance Products Fund Average is an average of the total return performance (calculated on the basis of net asset value) of variable product funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-2

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO

THE RUSSELL 1000 VALUE INDEX

Average Annual Returns as of December 31, 2007

	BlackRock Large Cap Value Portfolio			Russell 1000 Value Index
	Class A	Class B	Class E
1 Year	3.4%	3.1%	3.3%	-0.2%
5 Year	15.0	14.7	14.8	14.6
Since Inception	8.8	12.7	8.6	9.4

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 5/1/02, 7/30/02, 5/1/02 respectively. Index since inception return is based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of December 31, 2007

Top Holdings

% of Total Net Assets
Exxon Mobil Corp.	7.0%
Chevron Corp.	3.9%
Pfizer, Inc.	3.3%
ConocoPhillips	3.1%
General Electric Co.	2.8%
American International Group, Inc.	2.6%
JPMorgan Chase & Co.	2.2%
Occidental Petroleum Corp.	2.0%
McDonald’s Corp.	1.8%
AT&T, Inc.	1.7%

Top Sectors

% of Total Market Value
Energy	22.8%
Financials	18.9%
Industrials	12.8%
Health Care	12.3%
Information Technology	11.9%
Materials	6.7%
Consumer Discretionary	5.9%
Telecommunication Services	3.6%
Consumer Staples	3.2%
Utilities	1.7%

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2007 through December 31, 2007.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period* July 1, 2007 to December 31, 2007
BlackRock Large Cap Value—Class A	Actual	0.74%	$1,000.00	$958.50	$3.65
	Hypothetical	0.74%	$1,000.00	$1,021.43	$3.77

BlackRock Large Cap Value—Class B	Actual	0.99%	$1,000.00	$957.60	$4.88
	Hypothetical	0.99%	$1,000.00	$1,020.16	$5.04

BlackRock Large Cap Value—Class E	Actual	0.89%	$1,000.00	$957.70	$4.39
	Hypothetical	0.89%	$1,000.00	$1,020.67	$4.53

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MSF-4

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Schedule of Investments as of December 31, 2007

Common Stock—99.8% of Total Net Assets

Security Description	Shares	Value*

Aerospace & Defense—5.1%
Honeywell International, Inc.	117,000	$7,203,690
L-3 Communications Holdings, Inc.	31,000	3,284,140
Lockheed Martin Corp.	13,100	1,378,906
Northrop Grumman Corp.	111,000	8,729,040
Raytheon Co.	57,400	3,484,180
United Technologies Corp.	116,000	8,878,640

		32,958,596

Auto Components—0.8%
Gentex Corp.	182,800	3,248,356
Johnson Controls, Inc.	49,000	1,765,960

		5,014,316

Biotechnology—1.2%
Biogen Idec, Inc. (a)	134,000	7,627,280

Capital Markets—1.2%
Janus Capital Group, Inc.	61,800	2,030,130
The Goldman Sachs Group, Inc.	26,000	5,591,300

		7,621,430

Chemicals—4.4%
E. I. du Pont de Nemours & Co.	197,000	8,685,730
FMC Corp.	67,000	3,654,850
Mosaic Co. (a)	76,000	7,169,840
The Dow Chemical Co.	85,000	3,350,700
The Lubrizol Corp.	109,000	5,903,440

		28,764,560

Commercial Banks—1.1%
Comerica, Inc.	162,000	7,051,860

Commercial Services & Supplies—0.7%
Republic Services, Inc.	103,000	3,229,050
Steelcase, Inc.	77,800	1,234,686

		4,463,736

Communications Equipment—2.1%
ADC Telecommunications, Inc. (a)	421,000	6,546,550
Juniper Networks, Inc. (a)	206,000	6,839,200

		13,385,750

Computers & Peripherals—3.7%
EMC Corp. (a)	257,000	4,762,210
Hewlett-Packard Co.	115,000	5,805,200
International Business Machines Corp.	86,000	9,296,600
Western Digital Corp. (a)	128,000	3,866,880

		23,730,890

Construction & Engineering—0.4%
The Shaw Group, Inc. (a)	48,000	2,901,120

Diversified Financial Services—4.1%
Bank of America Corp.	101,000	4,167,260

Security Description	Shares	Value*

Diversified Financial Services—(Continued)
Citigroup, Inc.	34,000	$1,000,960
JPMorgan Chase & Co.	327,000	14,273,550
The Nasdaq Stock Market, Inc. (a)	143,000	7,077,070

		26,518,840

Diversified Telecommunication Services—3.0%
AT&T, Inc.	262,000	10,888,720
CenturyTel, Inc.	106,000	4,394,760
Qwest Communications International, Inc.	601,200	4,214,412

		19,497,892

Electronic Equipment & Instruments—0.8%
Arrow Electronics, Inc. (a)	100,000	3,928,000
Avnet, Inc.	37,700	1,318,369

		5,246,369

Energy Equipment & Services—1.1%
ENSCO International, Inc.	116,000	6,915,920

Food & Staples Retailing—1.6%
BJ’s Wholesale Club, Inc. (a)	99,000	3,349,170
The Kroger Co.	252,000	6,730,920

		10,080,090

Health Care Providers & Services—5.1%
Aetna, Inc.	107,300	6,194,429
AmerisourceBergen Corp.	94,900	4,258,163
Coventry Health Care, Inc. (a)	19,600	1,161,300
McKesson Corp.	91,000	5,961,410
Medco Health Solutions, Inc. (a)	61,000	6,185,400
WellPoint, Inc. (a)	103,000	9,036,190

		32,796,892

Hotels, Restaurants & Leisure—1.8%
McDonald’s Corp.	197,000	11,605,270

Household Products—1.6%
Colgate-Palmolive Co.	86,000	6,704,560
Energizer Holdings, Inc. (a)	33,000	3,700,290

		10,404,850

Independent Power Producers & Energy Traders—1.0%
NRG Energy, Inc. (a)	155,000	6,717,700

Industrial Conglomerates—2.8%
General Electric Co.	495,000	18,349,650

Insurance—12.6%
ACE, Ltd.	136,000	8,402,080
Aflac, Inc.	26,000	1,628,380
Alleghany Corp. (a)	4,000	1,608,000
American Financial Group, Inc.	51,000	1,472,880
American International Group, Inc.	286,000	16,673,800
Aon Corp.	58,000	2,766,020

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Schedule of Investments as of December 31, 2007

Common Stock—(Continued)

Security Description	Shares	Value*

Insurance—(Continued)
CNA Financial Corp.	32,800	$1,106,016
HCC Insurance Holdings, Inc.	109,000	3,126,120
Loews Corp.	171,000	8,608,140
Nationwide Financial Services, Inc.	24,000	1,080,240
Prudential Financial, Inc.	53,000	4,931,120
SAFECO Corp.	25,800	1,436,544
The Chubb Corp.	158,000	8,623,640
The Travelers Cos., Inc.	162,000	8,715,600
Transatlantic Holdings, Inc.	16,500	1,199,055
UnumProvident Corp.	62,600	1,489,254
W.R. Berkley Corp.	35,450	1,056,765
XL Capital, Ltd. (Class A)	145,000	7,294,950

		81,218,604

IT Services—0.3%
Computer Sciences Corp. (a)	9,000	445,230
Electronic Data Systems Corp.	66,700	1,382,691

		1,827,921

Leisure Equipment & Products—0.2%
Hasbro, Inc.	49,000	1,253,420

Machinery—2.6%
AGCO Corp.	97,000	6,594,060
Deere & Co.	112,000	10,429,440

		17,023,500

Media—1.5%
The Walt Disney Co.	295,000	9,522,600

Metals & Mining—1.5%
Carpenter Technology Corp.	60,000	4,510,200
Reliance Steel & Aluminum Co.	91,000	4,932,200

		9,442,400

Multi-Utilities—0.6%
CMS Energy Corp.	232,000	4,032,160

Multiline Retail—0.3%
Dollar Tree Stores, Inc. (a)	40,400	1,047,168
Family Dollar Stores, Inc.	48,000	923,040

		1,970,208

Office Electronics—0.3%
Xerox Corp.	105,100	1,701,569

Oil, Gas & Consumable Fuels—21.7%
Chevron Corp.	267,000	24,919,110
ConocoPhillips	226,000	19,955,800
Exxon Mobil Corp.	483,000	45,252,270
Frontier Oil Corp.	118,000	4,788,440
Marathon Oil Corp.	175,000	10,650,500
Noble Energy, Inc.	88,000	6,997,760
Occidental Petroleum Corp.	166,000	12,780,340
Sunoco, Inc.	68,000	4,925,920

Security Description	Shares	Value*

Oil, Gas & Consumable Fuels—(Continued)
Tesoro Corp.	85,000	$4,054,500
Valero Energy Corp.	89,000	6,232,670

		140,557,310

Paper & Forest Products—0.8%
International Paper Co.	157,000	5,083,660

Pharmaceuticals—6.1%
Eli Lilly & Co.	165,000	8,809,350
King Pharmaceuticals, Inc. (a)	77,900	797,696
Merck & Co., Inc.	145,000	8,425,950
Pfizer, Inc.	931,000	21,161,630

		39,194,626

Road & Rail—1.0%
CSX Corp.	155,000	6,816,900

Semiconductors & Semiconductor Equipment—2.6%
Integrated Device Technology, Inc. (a)	215,000	2,431,650
Intersil Corp.	259,000	6,340,320

KLA-Tencor Corp.	87,000	4,189,920
Novellus Systems, Inc. (a)	143,000	3,942,510

		16,904,400

Software—2.2%
CA, Inc.	26,000	648,700
Cadence Design Systems, Inc. (a)	91,000	1,547,910
Fair Isaac Corp.	65,000	2,089,750
McAfee, Inc. (a)	126,600	4,747,500
Novell, Inc. (a)	555,000	3,812,850
Synopsys, Inc. (a)	57,400	1,488,382

		14,335,092

Specialty Retail—1.3%
Barnes & Noble, Inc.	91,000	3,134,950
RadioShack Corp.	334,000	5,631,240

		8,766,190

Wireless Telecommunication Services—0.6%
Telephone & Data Systems, Inc.	61,000	3,818,600

Total Common Stock (Identified Cost $621,857,112)		645,122,171

Total Investments—99.8% (Identified Cost $621,857,112) (b)		645,122,171
Other assets less liabilities		1,514,288

Total Net Assets—100%		$646,636,459

(a)	Non-Income Producing.
(b)	The aggregate cost of investments for federal income tax purposes as of December 31, 2007 was $622,652,183 and the composition of unrealized appreciation and depreciation of investment securities was $50,366,406 and $(27,896,418), respectively.

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Statement of Assets & Liabilities

December 31, 2007

Assets
Investments at value (a)		$645,122,171
Cash		140,660
Receivable for:
Securities sold		4,226,514
Fund shares sold		463,663
Accrued dividends		815,331

Total Assets		650,768,339
Liabilities
Payable for:
Securities purchased	$3,306,872
Fund shares redeemed	369,756
Accrued expenses:
Management fees	366,684
Service and distribution fees	49,223
Other expenses	39,345

Total Liabilities		4,131,880

Net Assets		$646,636,459

Net assets consists of:
Capital paid in		$616,723,626
Undistributed net investment income		4,290,705
Accumulated net realized gains		2,357,069
Unrealized appreciation on investments		23,265,059

Net Assets		$646,636,459

Computation of offering price:
Class A
Net asset value and redemption price per share ($370,864,905 divided by 27,240,442 shares outstanding)		$13.61

Class B
Net asset value and redemption price per share ($164,375,665 divided by 12,134,987 shares outstanding)		$13.55

Class E
Net asset value and redemption price per share ($111,395,889 divided by 8,204,929 shares outstanding)		$13.58

(a) Identified cost of investments		$621,857,112

Statement of Operations

For the Year Ended December 31, 2007

Investment Income
Dividends		$8,068,028
Interest		306,188

		8,374,216
Expenses
Management fees	$3,158,034
Service and distribution fees—Class B	370,328
Service and distribution fees—Class E	179,709
Directors’ fees and expenses	23,669
Custodian	59,586
Audit and tax services	31,739
Legal	5,455
Printing	138,118
Insurance	3,733
Miscellaneous	25,704

Total expenses		3,996,075

Net Investment Income		4,378,141

Realized and Unrealized Gain (Loss)
Realized gain on:
Investments—net	2,852,568
Futures contracts—net	455,164	3,307,732

Change in unrealized depreciation on:
Investments—net		(4,793,424)

Net loss		(1,485,692)

Net Increase in Net Assets From Operations		$2,892,449

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2007	Year ended December 31, 2006
From Operations
Net investment income	$4,378,141	$2,739,613
Net realized gain	3,307,732	13,069,677
Unrealized appreciation (depreciation)	(4,793,424)	17,477,654

Increase in net assets from operations	2,892,449	33,286,944

From Distributions to Shareholders
Net investment income
Class A	(518,185)	(515,159)
Class B	(1,134,029)	(516,442)
Class E	(1,065,888)	(736,583)

	(2,718,102)	(1,768,184)

Net realized gain
Class A	(1,970,563)	(2,523,701)
Class B	(5,371,717)	(3,063,517)
Class E	(4,641,772)	(4,039,624)

	(11,984,052)	(9,626,842)

Total distributions	(14,702,154)	(11,395,026)

Increase in net assets from capital share transactions	389,343,171	113,366,353

Total increase in net assets	377,533,466	135,258,271

Net Assets
Beginning of the period	269,102,993	133,844,722

End of the period	$646,636,459	$269,102,993

Undistributed Net Investment Income
End of the period	$4,290,705	$2,650,492

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2007		Year ended December 31, 2006
	Shares	$	Shares	$
Class A
Sales	25,075,646	$347,828,727	1,208,320	$15,607,642
Reinvestments	179,305	2,488,748	246,661	3,038,860
Redemptions	(1,502,776)	(20,751,708)	(1,060,528)	(13,718,015)

Net increase	23,752,175	$329,565,767	394,453	$4,928,487

Class B
Sales	5,888,414	$81,721,981	5,565,701	$71,712,404
Reinvestments	470,408	6,505,746	291,528	3,579,959
Redemptions	(2,299,463)	(31,784,678)	(718,780)	(9,306,425)

Net increase	4,059,359	$56,443,049	5,138,449	$65,985,938

Class E
Sales	3,380,179	$47,119,568	4,675,956	$60,037,459
Reinvestments	412,105	5,707,660	388,309	4,776,207
Redemptions	(3,569,274)	(49,492,873)	(1,735,050)	(22,361,738)

Net increase	223,010	$3,334,355	3,329,215	$42,451,928

Increase derived from capital share transactions		$389,343,171		$113,366,353

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Financial Highlights

	Class A
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$13.81	$12.56	$12.11	$10.67	$7.95

Income From Investment Operations
Net investment income	0.15 (a)	0.20	0.19	0.15	0.11
Net realized and unrealized gain on investments	0.33	2.10	0.51	1.29	2.71

Total from investment operations	0.48	2.30	0.70	1.44	2.82

Less Distributions
Distributions from net investment income	(0.14)	(0.18)	(0.12)	0.00	(0.10)
Distributions from net realized capital gains	(0.54)	(0.87)	(0.13)	0.00	0.00

Total distributions	(0.68)	(1.05)	(0.25)	0.00	(0.10)

Net Asset Value, End of Period	$13.61	$13.81	$12.56	$12.11	$10.67

Total Return (%)	3.4	19.3	6.0	13.4	35.7
Ratio of operating expenses to average net assets before expense reductions (%)	0.74	0.84	0.85	0.93	0.94
Ratio of operating expenses to average net assets after expense reductions (%) (b)	N/A	0.82	0.83	0.89	N/A
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	N/A	N/A	N/A	N/A	1.05
Ratio of net investment income to average net assets (%)	1.10	1.69	1.59	1.31	1.28
Portfolio turnover rate (%)	66	96	109	31	51
Net assets, end of period (000)	$370,865	$48,176	$38,850	$37,259	$33,113

	Class B
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$13.75	$12.50	$12.07	$10.66	$7.95

Income From Investment Operations
Net investment income	0.11 (a)	0.14	0.13	0.08	0.04
Net realized and unrealized gain on investments	0.34	2.13	0.53	1.33	2.76

Total from investment operations	0.45	2.27	0.66	1.41	2.80

Less Distributions
Distributions from net investment income	(0.11)	(0.15)	(0.10)	0.00	(0.09)
Distributions from net realized capital gains	(0.54)	(0.87)	(0.13)	0.00	0.00

Total distributions	(0.65)	(1.02)	(0.23)	0.00	(0.09)

Net Asset Value, End of Period	$13.55	$13.75	$12.50	$12.07	$10.66

Total Return (%)	3.1	19.1	5.6	13.2	35.4
Ratio of operating expenses to average net assets before expense reductions (%)	0.99	1.09	1.10	1.18	1.19
Ratio of operating expenses to average net assets after expense reductions (%) (b)	N/A	1.07	1.08	1.14	N/A
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	N/A	N/A	N/A	N/A	1.30
Ratio of net investment income to average net assets (%)	0.78	1.46	1.38	1.46	1.02
Portfolio turnover rate (%)	66	96	109	31	51
Net assets, end of period (000)	$164,376	$111,007	$36,725	$15,880	$61

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Financial Highlights

	Class E
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$13.77	$12.52	$12.08	$10.66	$7.95

Income From Investment Operations
Net investment income	0.12 (a)	0.14	0.18	0.12	0.08
Net realized and unrealized gain on investments	0.35	2.14	0.49	1.30	2.72

Total from investment operations	0.47	2.28	0.67	1.42	2.80

Less Distributions
Distributions from net investment income	(0.12)	(0.16)	(0.10)	0.00	(0.09)
Distributions from net realized capital gains	(0.54)	(0.87)	(0.13)	0.00	0.00

Total distributions	(0.66)	(1.03)	(0.23)	0.00	(0.09)

Net Asset Value, End of Period	$13.58	$13.77	$12.52	$12.08	$10.66

Total Return (%)	3.3	19.2	5.7	13.3	35.4
Ratio of operating expenses to average net assets before expense reductions (%)	0.89	0.99	1.00	1.08	1.09
Ratio of operating expenses to average net assets after expense reductions (%) (b)	N/A	0.97	0.98	1.04	N/A
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	N/A	N/A	N/A	N/A	1.20
Ratio of net investment income to average net assets (%)	0.87	1.55	1.44	1.21	1.14
Portfolio turnover rate (%)	66	96	109	31	51
Net assets, end of period (000)	$111,396	$109,920	$58,269	$59,449	$29,051

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2007

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The BlackRock Large Cap Value Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

MSF-11

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2007—(Continued)

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated day-to-day responsibility for valuing Portfolio assets to the subadviser of the Portfolio, who values such assets as described above and operates under procedures approved by the Board.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

MSF-12

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2007—(Continued)

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Options:

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

MSF-13

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2007—(Continued)

As of December 31, 2007, the Portfolio had no capital loss carryovers.

The tax character of distributions paid for the periods ended December 31, 2007 and 2006 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2007	2006	2007	2006	2007	2006	2007	2006
$3,228,534	$2,142,668	$11,473,620	$9,252,358	$—	$—	$14,702,154	$11,395,026

As of December 31, 2007, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation	Loss Carryforwards	Total
$4,290,705	$9,425,592	$22,469,988	$—	$36,186,285

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

3.	INVESTMENT TRANSACTIONS:

For the year ended December 31, 2007, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$0	$683,537,542	$0	$302,865,199

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2007	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
$3,158,034	0.700%	Of the first $250 million
	0.650%	Of the next $500 million
	0.600%	On amounts in excess of $750 million

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. BlackRock Advisors, LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

MSF-14

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2007—(Continued)

Service and Distribution Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing, the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the year ended December 31, 2007 are shown as Service and Distribution fees in the Statement of Operations.

5.	REGULATORY MATTERS:

As previously reported, in May 2004, General American received a Wells Notice stating that the SEC staff was considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws against General American with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through General American. General American responded to the SEC staff and cooperated with the investigation. On August 9, 2007, the SEC announced that it had settled an enforcement action regarding late trading against General American with, among other things, General American agreeing to pay a civil penalty and to comply with certain undertakings. General American consented to the SEC’s order without admitting or denying the findings. MetLife Advisers has also advised the Fund’s Board of Directors that, while certain exceptions to the Fund’s policies have been noted, no situations have been identified that would have a material impact on the financial position of the Fund.

6.	RECENT ACCOUNTING PRONOUNCEMENTS:

Effective June 29, 2007, the Fund implemented Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109” (“FIN 48”). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Fund, and has determined that the adoption of FIN 48 does not have a material impact on the Fund’s financial statements. The Fund files U.S. tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s tax returns remains open for the years ended December 31, 2004 through December 31, 2006.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

MSF-15

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of the Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the BlackRock Large Cap Value Portfolio, one of the portfolios constituting the Metropolitan Series Fund, Inc. (the “Fund”) as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the BlackRock Large Cap Value Portfolio of the Metropolitan Series Fund, Inc. as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 21, 2008

MSF-16

Metropolitan Series Fund, Inc.

Directors and Officers

The Fund’s Directors review actions of the Fund’s investment adviser and subadvisers, and decide upon matters of general policy. The Fund’s officers supervise the daily business operations of the Fund. The Board of Directors and the Fund’s officers are listed below. Each Director is responsible for overseeing all 36 Portfolios of the Fund. There is no limit to the term a Director may serve. Directors serve until their resignation, retirement or removal in accordance with the Fund’s organizational documents and policies adopted by the Board from time to time. Officers hold office at the pleasure of the Board or until the election or appointment and the qualification of a successor. The address of the directors and officers is c/o Metropolitan Series Fund, Inc., 501 Boylston Street, Boston, MA 02116.

Interested Directors(1)

Each Director below is an “interested person” (as defined by the 1940 Act) with respect to the Fund in that Ms. Forget is an employee of MetLife and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Elizabeth M. Forget Age: 41	Director, Chairman of the Board, President and Chief Executive Officer	2006	Senior Vice President (since 2007), MetLife, Inc.; President, Met Investors Advisory, LLC (“MIA”); Trustee and President, Met Investors Series Trust (“MIST”); Executive Vice President, MetLife Investors Group, Inc.; President (since 2006), MetLife Advisers.	81

Arthur G. Typermass Age: 70	Director	1998	Formerly, Senior Vice President and Treasurer, MetLife.	37

Non-Interested Directors(1)

Each Director below is not an “interested person” (as defined by the 1940 Act) with respect to the Fund (collectively, the “Independent Directors”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† Age: 70	Director	1985	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	37

Linda B. Strumpf Age: 60	Director	2000	Vice President and Chief Investment Officer, Ford Foundation.	37

Michael S. Scott Morton† Age: 70	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, MIT.	37

H. Jesse Arnelle Age: 74	Director	2001	Formerly, Counsel, Womble Carlyle Sandrie & Rice; Director, Textron Inc. (global multi-industry company)*; formerly, Director, Gannet Co. Inc. (diversified news and information company)*; formerly, Director, Eastman Chemical Company (global chemical company)*; formerly, Director, Waste Management, Inc.*; formerly, Director, Armstrong Holdings Inc. (parent company of floor and ceiling products business)*; formerly, Director, FPL Group Inc. (public utility holding company)*; Director, URS Corporation (engineering design services firm)*.	37

Nancy Hawthorne Age: 56	Director	2003	Director, Avid Technologies (computer software company)*; formerly, Chairman of the Board of Avid Technologies; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Chief Executive Officer, Clerestory LLC (corporate financial advisor); formerly, Trustee, New England Zenith Fund (“Zenith Fund”)**; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company )*.	37

MSF-17

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
John T. Ludes Age: 71	Director	2003	President, LFP Properties (consulting firm); Formerly, Trustee, Zenith Fund**; formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	37

Officers(1)

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey P. Halperin	40	Chief Compliance Officer	2006	Vice President (since 2006), Corporate Ethics and Compliance Department, MetLife, Inc.; Chief Compliance Officer (since 2006), MetLife Advisers, MIA and MIST.

John F. Guthrie, Jr.	64	Senior Vice President	2002	Manager and Senior Vice President, MetLife Advisers; Vice President, MetLife; Vice President (since 2003), MetLife Group, Inc.; Vice President, NELICO; Vice President (since 2005), MIA; formerly, Senior Vice President, Zenith Fund**.

Alan C. Leland	55	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Treasurer (since 2005), Met Investors Advisory, LLC; Vice President (since 2004), MIA; Vice President (since 2003), MetLife Group, Inc.; Vice President, MetLife; Senior Vice President, NELICO

Peter Duffy	52	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers (since 1998); Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife Group, Inc.; formerly, Vice President and Treasurer, Zenith Fund**.

Thomas M. Lenz	49	Vice President and Secretary	2002	General Counsel and Secretary, MetLife Advisers; Assistant General Counsel, MetLife; formerly, Vice President and Secretary, Zenith Fund**.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
**	The Zenith Fund deregistered with the Securities and Exchange Commission (“SEC”) in 2004.
(†)	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the “State Street Research Funds”).
(1)	Each Director of the Fund also serves as trustee of Metropolitan Series Fund II (“Met Series Fund II”), a registered investment company advised by MetLife Advisers. Each officer of the Fund serves in the same position with Met Series Fund II, which consists of one portfolio.
(2)	Previous positions during the past five years with the Fund, MIST, MetLife, MetLife Advisers, MIA, Zenith Fund, NELICO or New England Securities Corporation are omitted if not materially different.
(3)	The Fund Complex includes the Fund (36 portfolios), Met Series Fund II (1 portfolio) and MIST (44 portfolios)

MSF-18

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Fund’s Contract Review Committees of the Board of Directors (the “Board”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (collectively, the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals at the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers, the Fund’s investment adviser, and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through the subadvisers’ responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies and the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (viii) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (ix) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (x) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xi) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee on September 12, 2007, the Board, at its November 15, 2007 meeting, approved the continuation through December 31, 2008 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio of the Fund. The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the establishment of the investment strategies of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of Subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

MSF-19

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ recommendations regarding reductions in Fee rates, implementation of Fee breakpoints and institution of Fee waivers and expense caps.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and their affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

MSF-20

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution, brokerage and transfer agency services to the Portfolios, and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2008.

MSF-21

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2007 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-22

Metropolitan Series Fund, Inc. BlackRock Legacy Large Cap Growth Portfolio Annual Report	December 31, 2007

Letter from the President

February 1, 2008

Letter to Policy Holders:

2007 was a tumultuous year in the financial markets driven by concerns in the credit markets surrounding sub-prime mortgages and fears of recession in the U.S. Economy. The broad markets were mixed, with the Dow Jones Industrial Average up 8.9% and the MSCI EAFE Index, which measures the performance of international equities, up 11.2% for the year, while the Russell 2000 Index, which measures the performance of small capitalization stocks, was down 1.6%.

In the fixed income markets, credit spreads increased as a result of the pressure from sub-prime mortgage crisis and the Federal Reserve lowered interest rates by a total of 1% during the year. The Lehman Brothers Aggregate Bond Index posted a 7.0% return for the year.

On the following pages, you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth Forget

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the year ended December 31, 2007, the Class A shares of the BlackRock Legacy Large Cap Growth Portfolio returned 18.7%, compared to its benchmark, the Russell 1000 Growth Index1, which returned 11.8%. The average return of its peer group, the Lipper Variable Insurance Products Large-Cap Growth Funds Universe2, was 12.8% over the same period.

PORTFOLIO REVIEW

Equities experienced a setback in the final quarter of 2007, as market headwinds proved too severe for stocks to muster a sustainable rally. Weakness in the housing market, ongoing credit issues, and disappointing earnings results all contributed to a volatile fourth quarter that sent the major indices into the red for the quarter. Despite a difficult fourth quarter, equities were remarkably resilient throughout the year and only a handful of small capitalization and value indices ended the year in negative territory. As the year progressed, a transition in leadership from small and value to large and growth clearly took hold. Large cap growth stocks as measured by the Russell 1000 Growth Index posted impressive gains during the 12-months ended December 31, 2007, rising 11.8%. The Portfolio outperformed the benchmark in this environment, posting strong absolute and relative returns.

Consistent with our bottom-up investment process, stock selection was the predominant positive return factor for the Portfolio during the 12-month period, as sector allocations had a minimal net impact on performance. Selection decisions in the consumer discretionary, industrials, materials and information technology sectors had the largest positive influence on comparative performance during the period. Weakness within the financials and telecommunication services sectors created a drag on performance.

Selection gains were greatest in the consumer discretionary sector, as our holdings significantly outperformed those in the benchmark. Additionally, an underweight to the group aided returns as it was the worst-performing sector within the benchmark. At the stock level, positions in casino operator Las Vegas Sands and Chinese outdoor media firm Focus Media Holding fueled gains. Additionally, avoidance of Home Depot proved beneficial as the weak housing sector hurt home-improvement retailers during the year.

Within industrials, the most notable contribution stemmed from a position in Foster Wheeler. Foster Wheeler engineers and constructs oil & gas processing and refining facilities as well as natural gas liquefaction facilities and receiving terminals. The firm has continued to capitalize on the global infrastructure build-out as global economic growth continues to drive investment in new and existing facilities. Likewise, good stock picking led to favorable results in the materials sector as the top individual contributor during the 12-month period came from this group. Our long-time position in agricultural biotechnology firm Monsanto led to healthy gains as the company has continued to benefit from sales of its genetically modified corn seed. In information technology, a position in Apple was a meaningful contributor, as the firm has continued to see large market share gains from both computer and iPhone sales.

In contrast, relative weakness within the financials sector was the result of stock selection. Our position in NYSE Euronext hurt performance during the first half of 2007 as shares of the global exchange drifted down throughout the second quarter. An overweight to the poorly performing telecommunication services sector also dampened comparative performance. At the company level, an overweight to wireless telecommunications firm NII Holdings created a drag on performance during the fourth quarter.

At year-end, the Portfolio was emphasizing a number of the larger, mature companies in our universe for their more predictable earnings streams and global business orientations. As we approached the end of the year, we did take measures to further reduce the cyclicality of the overall Portfolio by increasing exposure to both the healthcare and consumer staples sectors and paring back exposure to information technology. At year-end, our most meaningful overweights were in the healthcare, telecommunication services and consumer staples sectors, while our most substantial underweights were in the energy and consumer discretionary sectors.

* The views expressed above are those of the subadvisory firm as of December 31, 2007 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

1 The Russell 1000® Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values.

2 The Lipper Variable Insurance Products Fund Average is an average of the total return performance (calculated on the basis of net asset value) of variable product funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-2

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO

THE RUSSELL 1000 GROWTH INDEX

Average Annual Returns as of December 31, 2007

	BlackRock Legacy Large Cap Growth Portfolio			Russell 1000 Growth Index
	Class A	Class B	Class E
1 Year	18.7%	18.4%	18.5%	11.8%
5 Year	14.2	14.0	14.1	12.1
10 Year	6.9	—	—	3.8
Since Inception	—	11.4	1.9	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 10/31/94, 7/30/02, 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of December 31, 2007

Top Holdings

% of Total Net Assets
Apple, Inc.	4.1%
Google, Inc. (Class A)	3.8%
Microsoft Corp.	3.7%
The Coca-Cola Co.	3.4%
Altria Group, Inc.	3.3%
Adobe Systems, Inc.	3.1%
Consol Energy, Inc.	3.0%
Monsanto Co.	2.7%
Cisco Systems, Inc.	2.6%
Honeywell International, Inc.	2.6%

Top Sectors

% of Total Market Value
Information Technology	26.9%
Health Care	19.6%
Industrials	13.2%
Consumer Staples	12.6%
Energy	6.2%
Financials	5.4%
Consumer Discretionary	5.2%
Materials	4.2%
Telecommunication Services	4.0%
Utilities	0.8%

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2007 through December 31, 2007.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period* July 1, 2007 to December 31, 2007
BlackRock Legacy Large Cap Growth—Class A	Actual	0.80%	$1,000.00	$1,084.30	$4.20
	Hypothetical	0.80%	$1,000.00	$1,021.13	$4.08

BlackRock Legacy Large Cap Growth—Class B	Actual	1.05%	$1,000.00	$1,083.30	$5.51
	Hypothetical	1.05%	$1,000.00	$1,019.85	$5.35

BlackRock Legacy Large Cap Growth—Class E	Actual	0.95%	$1,000.00	$1,083.80	$4.99
	Hypothetical	0.95%	$1,000.00	$1,020.36	$4.84

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MSF-4

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Schedule of Investments as of December 31, 2007

Common Stock—98.3% of Total Net Assets

Security Description	Shares	Value*

Aerospace & Defense—4.5%
Honeywell International, Inc.	217,623	$13,399,048
Northrop Grumman Corp.	78,800	6,196,832
United Technologies Corp.	43,300	3,314,182

		22,910,062

Air Freight & Logistics—1.1%
Expeditors International of Washington, Inc.	122,385	5,468,162

Beverages—4.4%
PepsiCo, Inc.	65,500	4,971,450
The Coca-Cola Co.	284,700	17,472,039

		22,443,489

Biotechnology—2.1%
Celgene Corp. (a)	51,000	2,356,710
Gilead Sciences, Inc. (a)	181,200	8,337,012

		10,693,722

Capital Markets—2.6%
Janus Capital Group, Inc. (b)	292,202	9,598,836
The Goldman Sachs Group, Inc.	16,900	3,634,345

		13,233,181

Chemicals—3.3%
Monsanto Co.	124,092	13,859,835
Potash Corp. of Saskatchewan, Inc.	21,060	3,031,798

		16,891,633

Communications Equipment—6.3%
Cisco Systems, Inc. (a)	496,108	13,429,644
Corning, Inc. (a)	281,183	6,745,580
QUALCOMM, Inc.	238,877	9,399,810
Research In Motion, Ltd. (a)	22,940	2,601,396

		32,176,430

Computers & Peripherals—4.8%
Apple, Inc. (a)	104,944	20,787,308
Sun Microsystems, Inc. (a)	214,725	3,892,964

		24,680,272

Construction & Engineering—2.4%
Fluor Corp.	17,500	2,550,100
Foster Wheeler, Ltd.	63,801	9,890,431

		12,440,531

Diversified Financial Services—1.5%
JPMorgan Chase & Co.	86,200	3,762,630
NYSE Euronext	46,500	4,081,305

		7,843,935

Diversified Telecommunication Services—3.1%
AT&T, Inc.	237,933	9,888,495
Verizon Communications, Inc.	140,700	6,147,183

		16,035,678

Security Description	Shares	Value*

Electric Utilities—0.7%
Exelon Corp.	46,900	$3,828,916

Energy Equipment & Services—2.0%
Schlumberger, Ltd.	54,200	5,331,654
Transocean, Inc.	36,063	5,162,418

		10,494,072

Food & Staples Retailing—2.3%
Wal-Mart Stores, Inc.	252,856	12,018,246

Health Care Equipment & Supplies—3.4%
C.R. Bard, Inc.	45,400	4,303,920
Hologic, Inc. (a) (b)	189,800	13,027,872

		17,331,792

Health Care Providers & Services—4.6%
Henry Schein, Inc. (a)	106,400	6,532,960
Medco Health Solutions, Inc. (a)	72,870	7,389,018
WellPoint, Inc. (a)	107,900	9,466,067

		23,388,045

Hotels, Restaurants & Leisure—0.6%
Las Vegas Sands Corp. (a) (b)	29,537	3,043,788

Household Products—1.9%
Procter & Gamble Co.	132,400	9,720,808

Industrial Conglomerates—1.4%
General Electric Co.	194,513	7,210,597

Insurance—1.3%
American International Group, Inc.	109,900	6,407,170

Internet & Catalog Retail—1.6%
Amazon.com, Inc. (a) (b)	90,472	8,381,326

Internet Software & Services—3.8%
Google, Inc. (Class A) (a)	28,255	19,537,767

Life Sciences Tools & Services—2.1%
Thermo Fisher Scientific, Inc. (a)	183,800	10,601,584

Machinery—3.9%
Danaher Corp.	129,200	11,336,008
Joy Global, Inc.	130,400	8,582,928

		19,918,936

Media—0.3%
Focus Media Holding, Ltd. (ADR) (a) (b)	31,000	1,761,110

Metals & Mining—0.9%
Freeport-McMoRan Copper & Gold, Inc.	46,625	4,776,265

Multiline Retail—2.0%
Kohl’s Corp. (a)	165,900	7,598,220
Nordstrom, Inc. (b)	72,600	2,666,598

		10,264,818

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Schedule of Investments as of December 31, 2007

Common Stock—(Continued)

Security Description	Shares	Value*

Oil, Gas & Consumable Fuels—4.2%
Consol Energy, Inc.	215,600	$15,419,712
EOG Resources, Inc.	68,600	6,122,550

		21,542,262

Personal Products—0.8%
Avon Products, Inc.	100,400	3,968,812

Pharmaceuticals—7.5%
Abbott Laboratories	194,600	10,926,790
Elan Corp., Plc. (ADR) (a)	351,000	7,714,980
Johnson & Johnson	146,000	9,738,200
Merck & Co., Inc.	173,723	10,095,044

		38,475,014

Semiconductors & Semiconductor Equipment—1.9%
Broadcom Corp. (a)	151,200	3,952,368
PMC-Sierra, Inc. (a) (b)	857,300	5,606,742

		9,559,110

Software—10.2%
Adobe Systems, Inc. (a)	366,999	15,681,867
Electronic Arts, Inc. (a)	87,000	5,081,670
Microsoft Corp.	536,820	19,110,792
Salesforce.com, Inc. (a) (b)	155,700	9,760,833
VMware, Inc. (a) (b)	32,890	2,795,321

		52,430,483

Textiles, Apparel & Luxury Goods—0.7%
CROCS, Inc. (a) (b)	92,300	3,397,563

Tobacco—3.3%
Altria Group, Inc.	222,180	16,792,364

Wireless Telecommunication Services—0.8%
NII Holdings, Inc. (a)	89,084	4,304,539

Total Common Stock (Identified Cost $432,839,202)		503,972,482

Short Term Investments—8.0%
Security Description	Face Amount/ Shares	Value*

Discount Notes—2.1%
Federal Home Loan Bank 4.15%, 01/14/08	$10,600,000	$10,587,560

Mutual Funds—5.9%
State Street Navigator Securities Lending Prime Portfolio (c)	30,140,499	30,140,499

Total Short Term Investments (Identified Cost $40,728,059)		40,728,059

Total Investments—106.3% (Identified Cost $473,567,261) (d)		544,700,541
Liabilities in excess of other assets		(32,127,888)

Total Net Assets—100%		$512,572,653

(a)	Non-Income Producing.
(b)	A portion or all of the security was held on loan. As of December 31, 2007, the market value of securities loaned was $28,896,531 and the collateral received consisted of cash in the amount of $30,140,499. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	The aggregate cost of investments for federal income tax purposes as of December 31, 2007 was $475,457,964 and the composition of unrealized appreciation and depreciation of investment securities was $81,473,883 and $(12,231,306), respectively.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Statement of Assets & Liabilities

December 31, 2007

Assets
Investments at value (a) (b)		$544,700,541
Receivable for:
Fund shares sold		666,926
Accrued interest and dividends		423,443
Foreign taxes		13,331

Total Assets		545,804,241
Liabilities
Payable for:
Fund shares redeemed	$1,777,252
Collateral for securities loaned	30,140,499
Due to custodian bank	909,183
Accrued expenses:
Management fees	319,012
Service and distribution fees	21,128
Deferred directors’ fees	27,186
Other expenses	37,328

Total Liabilities		33,231,588

Net Assets		$512,572,653

Net assets consists of:
Capital paid in		$551,749,892
Undistributed net investment income		1,490,946
Accumulated net realized losses		(111,801,465)
Unrealized appreciation on investments		71,133,280

Net Assets		$512,572,653

Computation of offering price:
Class A
Net asset value and redemption price per share ($390,685,776 divided by 14,609,334 shares outstanding)		$26.74

Class B
Net asset value and redemption price per share ($71,838,328 divided by 2,733,801 shares outstanding)		$26.28

Class E
Net asset value and redemption price per share ($50,048,549 divided by 1,888,602 shares outstanding)		$26.50

(a) Identified cost of investments		$473,567,261

(b)	Includes cash collateral for securities loaned of $30,140,499.

Statement of Operations

For the Year Ended December 31, 2007

Investment Income
Dividends		$5,021,272	(a)
Interest		542,997	(b)

		5,564,269
Expenses
Management fees	$3,601,184
Service and distribution fees—Class B	126,915
Service and distribution fees—Class E	68,270
Directors’ fees and expenses	27,955
Custodian	60,064
Audit and tax services	31,738
Legal	4,094
Printing	153,606
Insurance	5,558
Miscellaneous	30,120

Total expenses	4,109,504
Expense reductions	(177,151)	3,932,353

Net Investment Income		1,631,916

Realized and Unrealized Gain
Realized gain on:
Investments—net		67,216,679
Change in unrealized appreciation on:
Investments—net		14,975,300

Net gain		82,191,979

Net Increase in Net Assets From Operations		$83,823,895

(a)	Net of foreign taxes of $33,206.
(b)	Includes net income on securities loaned of $343,822.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2007	Year ended December 31, 2006
From Operations
Net investment income	$1,631,916	$1,068,863
Net realized gain	67,216,679	45,601,868
Unrealized appreciation (depreciation)	14,975,300	(27,179,820)

Increase in net assets from operations	83,823,895	19,490,911

From Distributions to Shareholders
Net investment income
Class A	(800,699)	(527,711)
Class E	(29,877)	0

Total distributions	(830,576)	(527,711)

Decrease in net assets from capital share transactions	(58,806,350)	(81,070,421)

Total increase (decrease) in net assets	24,186,969	(62,107,221)

Net Assets
Beginning of the period	488,385,684	550,492,905

End of the period	$512,572,653	$488,385,684

Undistributed Net Investment Income
End of the period	$1,490,946	$775,286

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2007		Year ended December 31, 2006
	Shares	$	Shares	$
Class A
Sales	2,849,706	$69,031,420	2,705,744	$59,054,218
Reinvestments	33,685	800,699	23,696	527,711
Redemptions	(6,056,174)	(147,825,954)	(6,538,793)	(142,375,680)

Net decrease	(3,172,783)	$(77,993,835)	(3,809,353)	$(82,793,751)

Class B
Sales	1,506,472	$37,679,464	748,700	$16,014,402
Redemptions	(725,368)	(17,341,934)	(518,641)	(11,115,064)

Net increase	781,104	$20,337,530	230,059	$4,899,338

Class E
Sales	639,544	$16,008,631	355,389	$7,712,716
Reinvestments	1,267	29,877	0	0
Redemptions	(703,392)	(17,188,553)	(503,433)	(10,888,724)

Net decrease	(62,581)	$(1,150,045)	(148,044)	$(3,176,008)

Decrease derived from capital share transactions		$(58,806,350)		$(81,070,421)

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Financial Highlights

	Class A
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$22.57	$21.70	$20.37	$18.72	$13.86

Income From Investment Operations
Net investment income	0.09 (a)	0.06	0.04	0.08	0.00
Net realized and unrealized gain on investments	4.13	0.84	1.37	1.57	4.87

Total from investment operations	4.22	0.90	1.41	1.65	4.87

Less Distributions
Distributions from net investment income	(0.05)	(0.03)	(0.08)	0.00	(0.01)

Total distributions	(0.05)	(0.03)	(0.08)	0.00	(0.01)

Net Asset Value, End of Period	$26.74	$22.57	$21.70	$20.37	$18.72

Total Return (%)	18.7	4.1	7.0	8.8	35.2
Ratio of operating expenses to average net assets before expense reductions (%)	0.79	0.81	0.80	0.80	0.82
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.76	0.76	0.76	0.76	0.80
Ratio of net investment income to average net assets (%)	0.37	0.24	0.15	0.39	0.00
Portfolio turnover rate (%)	99	104	76	190	167
Net assets, end of period (000)	$390,686	$401,398	$468,532	$510,771	$539,840

	Class B
	Year ended December 31,
	2007		2006	2005	2004	2003
Net Asset Value, Beginning of Period	$22.19		$21.36	$20.04	$18.46	$13.65

Income From Investment Operations
Net investment income (loss)	0.03	(a)	0.00	(0.03)	0.07	0.00
Net realized and unrealized gain on investments	4.06		0.83	1.38	1.51	4.81

Total from investment operations	4.09		0.83	1.35	1.58	4.81

Less Distributions
Distributions from net investment income	0.00		0.00	(0.03)	0.00	0.00

Total distributions	0.00		0.00	(0.03)	0.00	0.00

Net Asset Value, End of Period	$26.28		$22.19	$21.36	$20.04	$18.46

Total Return (%)	18.4		3.9	6.8	8.6	35.2
Ratio of operating expenses to average net assets before expense reductions (%)	1.04		1.06	1.05	1.05	1.07
Ratio of operating expenses to average net assets after expense reductions (%) (b)	1.01		1.01	1.01	1.01	1.05
Ratio of net investment income (loss) to average net assets (%)	0.12		0.00	(0.10)	0.59	(0.04)
Portfolio turnover rate (%)	99		104	76	190	167
Net assets, end of period (000)	$71,838		$43,334	$36,798	$28,818	$89

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Financial Highlights

	Class E
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$22.37	$21.51	$20.19	$18.59	$13.78

Income From Investment Operations
Net investment income (loss)	0.05 (a)	0.02	0.00	0.06	(0.02)
Net realized and unrealized gain on investments	4.10	0.84	1.38	1.54	4.83

Total from investment operations	4.15	0.86	1.38	1.60	4.81

Less Distributions
Distributions from net investment income	(0.02)	0.00	(0.06)	0.00	0.00

Total distributions	(0.02)	0.00	(0.06)	0.00	0.00

Net Asset Value, End of Period	$26.50	$22.37	$21.51	$20.19	$18.59

Total Return (%)	18.5	4.0	6.9	8.6	34.9
Ratio of operating expenses to average net assets before expense reductions (%)	0.94	0.96	0.95	0.95	0.97
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.91	0.91	0.91	0.91	0.95
Ratio of net investment income (loss) to average net assets (%)	0.22	0.09	0.00	0.29	(0.14)
Portfolio turnover rate (%)	99	104	76	190	167
Net assets, end of period (000)	$50,049	$43,653	$45,163	$47,251	$37,288

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2007

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The BlackRock Legacy Large Cap Growth Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

MSF-11

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2007—(Continued)

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated day-to-day responsibility for valuing Portfolio assets to the subadviser of the Portfolio, who values such assets as described above and operates under procedures approved by the Board.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

MSF-12

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2007—(Continued)

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Options:

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

MSF-13

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2007—(Continued)

As of December 31, 2007, the Portfolio had capital loss carryovers as follows:

Expiring 12/31/10	Total
$110,044,174	$110,044,174

The tax character of distributions paid for the periods ended December 31, 2007 and 2006 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2007	2006	2007	2006	2007	2006	2007	2006
$830,576	$527,711	$—	$—	$—	$—	$830,576	$527,711

As of December 31, 2007, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation	Loss Carryforwards	Total
$1,652,344	$—	$69,242,577	$(110,044,174)	$(39,149,253)

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

Expense Reductions:

Certain Portfolio trades are directed to brokers who paid a portion of the Portfolio’s expenses. Amounts paid for the Portfolio are shown as expense reductions in the Statement of Operations.

3.	INVESTMENT TRANSACTIONS:

For the year ended December 31, 2007, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$0	$485,579,852	$0	$548,929,524

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2007	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
$3,601,184	0.730%	Of the first $1 billion
	0.650%	On amounts in excess of $1 billion

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. BlackRock Advisors, LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

MSF-14

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2007—(Continued)

Service and Distribution Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing, the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the year ended December 31, 2007 are shown as Service and Distribution fees in the Statement of Operations.

5.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolios’ behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Portfolio receives 80% of the annual net income from securities lending transactions, which is included in interest income of the Portfolio. The remaining 20% is paid to the custodian as compensation for its securities lending services. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. Any outstanding loans by the Portfolio at December 31, 2007 are footnoted in the Schedule of Investments.

6.	REGULATORY MATTERS:

As previously reported, in May 2004, General American received a Wells Notice stating that the SEC staff was considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws against General American with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through General American. General American responded to the SEC staff and cooperated with the investigation. On August 9, 2007, the SEC announced that it had settled an enforcement action regarding late trading against General American with, among other things, General American agreeing to pay a civil penalty and to comply with certain undertakings. General American consented to the SEC’s order without admitting or denying the findings. MetLife Advisers has also advised the Fund’s Board of Directors that, while certain exceptions to the Fund’s policies have been noted, no situations have been identified that would have a material impact on the financial position of the Fund.

7.	RECENT ACCOUNTING PRONOUNCEMENTS:

Effective June 29, 2007, the Fund implemented Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109” (“FIN 48”). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Fund, and has determined that the adoption of FIN 48 does not have a material impact on the Fund’s financial statements. The Fund files U.S. tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s tax returns remains open for the years ended December 31, 2004 through December 31, 2006.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

MSF-15

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of the Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the BlackRock Legacy Large Cap Growth Portfolio, one of the portfolios constituting the Metropolitan Series Fund, Inc. (the “Fund”) as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the BlackRock Legacy Large Cap Growth Portfolio of the Metropolitan Series Fund, Inc. as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 21, 2008

MSF-16

Metropolitan Series Fund, Inc.

Directors and Officers

The Fund’s Directors review actions of the Fund’s investment adviser and subadvisers, and decide upon matters of general policy. The Fund’s officers supervise the daily business operations of the Fund. The Board of Directors and the Fund’s officers are listed below. Each Director is responsible for overseeing all 36 Portfolios of the Fund. There is no limit to the term a Director may serve. Directors serve until their resignation, retirement or removal in accordance with the Fund’s organizational documents and policies adopted by the Board from time to time. Officers hold office at the pleasure of the Board or until the election or appointment and the qualification of a successor. The address of the directors and officers is c/o Metropolitan Series Fund, Inc., 501 Boylston Street, Boston, MA 02116.

Interested Directors(1)

Each Director below is an “interested person” (as defined by the 1940 Act) with respect to the Fund in that Ms. Forget is an employee of MetLife and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Elizabeth M. Forget Age: 41	Director, Chairman of the Board, President and Chief Executive Officer	2006	Senior Vice President (since 2007), MetLife, Inc.; President, Met Investors Advisory, LLC (“MIA”); Trustee and President, Met Investors Series Trust (“MIST”); Executive Vice President, MetLife Investors Group, Inc.; President (since 2006), MetLife Advisers.	81

Arthur G. Typermass Age: 70	Director	1998	Formerly, Senior Vice President and Treasurer, MetLife.	37

Non-Interested Directors(1)

Each Director below is not an “interested person” (as defined by the 1940 Act) with respect to the Fund (collectively, the “Independent Directors”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† Age: 70	Director	1985	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	37

Linda B. Strumpf Age: 60	Director	2000	Vice President and Chief Investment Officer, Ford Foundation.	37

Michael S. Scott Morton† Age: 70	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, MIT.	37

H. Jesse Arnelle Age: 74	Director	2001	Formerly, Counsel, Womble Carlyle Sandrie & Rice; Director, Textron Inc. (global multi-industry company)*; formerly, Director, Gannet Co. Inc. (diversified news and information company)*; formerly, Director, Eastman Chemical Company (global chemical company)*; formerly, Director, Waste Management, Inc.*; formerly, Director, Armstrong Holdings Inc. (parent company of floor and ceiling products business)*; formerly, Director, FPL Group Inc. (public utility holding company)*; Director, URS Corporation (engineering design services firm)*.	37

Nancy Hawthorne Age: 56	Director	2003	Director, Avid Technologies (computer software company)*; formerly, Chairman of the Board of Avid Technologies; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Chief Executive Officer, Clerestory LLC (corporate financial advisor); formerly, Trustee, New England Zenith Fund (“Zenith Fund”)**; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company )*.	37

MSF-17

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
John T. Ludes Age: 71	Director	2003	President, LFP Properties (consulting firm); Formerly, Trustee, Zenith Fund**; formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	37

Officers(1)

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey P. Halperin	40	Chief Compliance Officer	2006	Vice President (since 2006), Corporate Ethics and Compliance Department, MetLife, Inc.; Chief Compliance Officer (since 2006), MetLife Advisers, MIA and MIST.

John F. Guthrie, Jr.	64	Senior Vice President	2002	Manager and Senior Vice President, MetLife Advisers; Vice President, MetLife; Vice President (since 2003), MetLife Group, Inc.; Vice President, NELICO; Vice President (since 2005), MIA; formerly, Senior Vice President, Zenith Fund**.

Alan C. Leland	55	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Treasurer (since 2005), Met Investors Advisory, LLC; Vice President (since 2004), MIA; Vice President (since 2003), MetLife Group, Inc.; Vice President, MetLife; Senior Vice President, NELICO

Peter Duffy	52	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers (since 1998); Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife Group, Inc.; formerly, Vice President and Treasurer, Zenith Fund**.

Thomas M. Lenz	49	Vice President and Secretary	2002	General Counsel and Secretary, MetLife Advisers; Assistant General Counsel, MetLife; formerly, Vice President and Secretary, Zenith Fund**.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
**	The Zenith Fund deregistered with the Securities and Exchange Commission (“SEC”) in 2004.
(†)	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the “State Street Research Funds”).
(1)	Each Director of the Fund also serves as trustee of Metropolitan Series Fund II (“Met Series Fund II”), a registered investment company advised by MetLife Advisers. Each officer of the Fund serves in the same position with Met Series Fund II, which consists of one portfolio.
(2)	Previous positions during the past five years with the Fund, MIST, MetLife, MetLife Advisers, MIA, Zenith Fund, NELICO or New England Securities Corporation are omitted if not materially different.
(3)	The Fund Complex includes the Fund (36 portfolios), Met Series Fund II (1 portfolio) and MIST (44 portfolios)

MSF-18

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Fund’s Contract Review Committees of the Board of Directors (the “Board”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (collectively, the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals at the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers, the Fund’s investment adviser, and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through the subadvisers’ responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies and the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (viii) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (ix) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (x) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xi) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee on September 12, 2007, the Board, at its November 15, 2007 meeting, approved the continuation through December 31, 2008 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio of the Fund. The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the establishment of the investment strategies of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of Subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

MSF-19

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ recommendations regarding reductions in Fee rates, implementation of Fee breakpoints and institution of Fee waivers and expense caps.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and their affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

MSF-20

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution, brokerage and transfer agency services to the Portfolios, and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2008.

MSF-21

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2007 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-22

Metropolitan Series Fund, Inc. BlackRock Money Market Portfolio Annual Report	December 31, 2007

Letter from the President

February 1, 2008

Letter to Policy Holders:

2007 was a tumultuous year in the financial markets driven by concerns in the credit markets surrounding sub-prime mortgages and fears of recession in the U.S. Economy. The broad markets were mixed, with the Dow Jones Industrial Average up 8.9% and the MSCI EAFE Index, which measures the performance of international equities, up 11.2% for the year, while the Russell 2000 Index, which measures the performance of small capitalization stocks, was down 1.6%.

In the fixed income markets, credit spreads increased as a result of the pressure from sub-prime mortgage crisis and the Federal Reserve lowered interest rates by a total of 1% during the year. The Lehman Brothers Aggregate Bond Index posted a 7.0% return for the year.

On the following pages, you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth Forget

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the year ended December 31, 2007, the Class A shares of the BlackRock Money Market Portfolio returned 5.1%; the Class B shares returned 4.8%; and the Class E shares returned 4.9%. The average return of its peer group, the Lipper Variable Insurance Products Money Market Funds Universe1, was 4.8% over the same period.

PORTFOLIO REVIEW

The Federal Open Market Committee (FOMC) maintained the federal funds target rate at 5.25% until September, when significant volatility in the liquidity markets due to a series of events related to the U.S. subprime mortgage sector spurred them to ease interest rates by 50 basis points. After September, the FOMC lowered the federal funds target rate by 25 basis points on two more occasions, finishing the year at 4.25%. The committee acknowledged at its December 11, 2007 meeting that economic growth is slowing due to “intensification of the housing correction” and weakening business and consumer spending. At the same time, it was noted that energy and commodity prices remain elevated, and inflation remains a threat. The slope of the London Interbank Offered Rate (LIBOR) curve began the year at positive 2 basis points, and LIBOR settings declined by 65 to 111 basis points as an uncertain economic outlook and a more accommodative FOMC prompted lower rates. The slope of the LIBOR curve stood at negative 38 basis points at the end of the year. At year-end, contracts for Federal Funds futures were priced for a rate cut of 25 basis points at the January 30, 2008 FOMC meeting, and additional cuts totaling 50 basis points by the middle of 2008.[editors note: The FOMC in fact moved more quickly than had been expected and cut the fed target rate by 1.25% in January 2008 to a level of 3.00%.]

As the outlook for interest rates developed throughout the year, a laddered maturity structure for the Portfolio was maintained. During the first half, assets were primarily deployed in the 30- to 90-day area at a premium of approximately 1–11 basis points over the federal funds target rate of 5.25%. In a departure from the previously employed strategy, investments with maturity dates longer than 3 months began to be incrementally added. Investments were made in the 135- to 180-day sector at yields near the federal funds target rate to maintain the average weighted maturity of the Portfolio as the outlook for monetary policy evolved. Variable rate obligations based on the monthly LIBOR index were also added during the first half of the year. Later, as the FOMC became more dovish, incremental purchases of commercial paper and certificates of deposit (CDs) due in approximately six-months were also made in anticipation of additional monetary stimulus from the FOMC. Yields on such obligations ranged from 4.50% to 6.30%. In addition, two modest purchases were made in the one-year area at 5.09% and 4.81%, respectively. The average weighted maturity was generally targeted in a 42- to 60-day range, which was typically longer than the average for the peer group.

* The views expressed above are those of the subadvisory firm as of December 31, 2007 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

1 The Lipper Variable Insurance Products Fund Average is an average of the total return performance (calculated on the basis of net asset value) of variable product funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-2

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2007 through December 31, 2007.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period* July 1, 2007 to December 31, 2007
BlackRock Money Market—Class A(a)	Actual	0.39%	$1,000.00	$1,025.20	$1.99
	Hypothetical	0.39%	$1,000.00	$1,023.22	$1.99

BlackRock Money Market—Class B(a)	Actual	0.64%	$1,000.00	$1,023.90	$3.26
	Hypothetical	0.64%	$1,000.00	$1,021.94	$3.26

BlackRock Money Market—Class E(a)	Actual	0.54%	$1,000.00	$1,024.50	$2.76
	Hypothetical	0.54%	$1,000.00	$1,022.45	$2.75

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 4 to the Financial Statements.

MSF-3

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Schedule of Investments as of December 31, 2007

Commercial Paper—59.9% of Total Net Assets

Security Description	Face Amount	Value*

Asset Backed—24.9%
Windmill Funding Corp. 5.520%, 01/24/08	$9,000,000	$8,968,260
Atlantic Asset Securitization Corp. 5.550%, 01/18/08	52,000,000	51,863,717
5.430%, 02/19/08	15,000,000	14,889,137
CAFCO, LLC 4.920%, 01/24/08	25,000,000	24,921,417
4.950%, 03/14/08	20,000,000	19,799,250
Chariot Funding, LLC 5.930%, 01/28/08	7,000,000	6,968,868
Charta Corp. 4.880%, 02/12/08	50,000,000	49,715,333
Concord Minutemen Capital Co., LLC 5.300%, 01/11/08	11,000,000	10,983,806
5.900%, 02/04/08	35,000,000	34,804,972
CRC Funding, LLC 4.970%, 01/14/08	25,000,000	24,955,132
4.920%, 01/25/08	25,000,000	24,918,000
4.850%, 02/01/08	15,000,000	14,937,354
Edison Asset Securitization, LLC 5.125%, 01/30/08	12,000,000	11,950,458
Galleon Capital, LLC 4.600%, 01/02/08	16,000,000	15,997,956
Lexington Parker Capital Co. 5.000%, 01/14/08	4,500,000	4,491,875
Old Line Funding Corp. 5.840%, 02/08/08	25,000,000	24,845,889
Regency Markets No.1, LLC 5.130%, 02/15/08	38,000,000	37,756,325
Windmill Funding Corp. 5.060%, 01/15/08	5,000,000	4,990,161
Yorktown Capital, LLC 4.880%, 02/14/08	20,000,000	19,880,711

		407,638,621

Asset Backed—Other—11.5%
Amstel Funding Corp. 5.650%, 03/11/08	20,000,000	19,780,278
5.430%, 03/12/08	5,000,000	4,946,454
5.270%, 03/17/08	5,000,000	4,944,372
Atlantis One Funding Corp. 5.180%, 01/04/08	50,200,000	50,178,331
4.800%, 01/25/08	25,000,000	24,920,000
LONG Lane Master Trust 5.530%, 03/10/08	25,000,000	24,735,021
Scaldis Capital, LLC 5.100%, 03/03/08	40,000,000	39,648,667
Ticonderoga Funding, LLC 5.120%, 01/25/08	20,000,000	19,931,733

		189,084,856

Capital Markets—6.6%
Lehman Brothers Holdings, Inc. 4.250%, 01/02/08	62,988,000	62,980,564

Security Description	Face Amount	Value*

Capital Markets—(Continued)
The Goldman Sachs Group, Inc. (144A) 5.370%, 08/22/08 (a)	$29,150,000	$29,150,000
UBS Finance Delaware, LLC 5.250%, 03/18/08	15,500,000	15,325,948

		107,456,512

Diversified Financial Services—5.2%
ABN AMRO, N.A. 5.070%, 01/17/08	25,500,000	25,442,540
Bank of America Corp. 5.320%, 02/08/08	15,000,000	14,915,767
Citigroup Funding, Inc. 4.730%, 05/02/08	7,285,000	7,168,225
General Electric Capital Corp. 4.780%, 03/17/08	20,000,000	19,798,178
Royal Bank of Scotland Group 4.790%, 06/04/08	17,820,000	17,452,487

		84,777,197

Insurance—1.3%
ING America Insurance Holdings, Inc. 4.850%, 02/05/08	9,000,000	8,957,562
New York Life Insurance Co. 5.773%, 04/14/08 (a)	5,000,000	5,000,000
Prudential Funding, LLC 4.470%, 02/19/08	7,000,000	6,957,411

		20,914,973

Yankee—10.4%
Calyon North America, Inc. 4.750%, 02/27/08	50,000,000	49,623,958
Raiffeisen Zentralbank 4.990%, 01/22/08	25,000,000	24,927,229
Société Générale N.A. 5.140%, 01/10/08	30,000,000	29,961,450
5.165%, 02/08/08	12,000,000	11,934,577
The Bank of Ireland 5.080%, 01/15/08	25,000,000	24,950,611
4.890%, 01/23/08	20,000,000	19,940,233
UniCredito Italiano Bank (Ireland) 5.245%, 03/20/08	8,350,000	8,253,893

		169,591,951

Total Commercial Paper (Identified Cost $979,464,110)		979,464,110

Certificate of Deposit—32.8%

Capital Markets—1.2%
State Street Bank & Trust Co. 4.890%, 03/17/08 (a)	10,000,000	10,000,000
UBS AG 5.050%, 03/20/08	5,000,000	5,000,000
4.895%, 06/04/08	4,545,000	4,545,000

		19,545,000

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Schedule of Investments as of December 31, 2007

Certificate of Deposit—(Continued)

Security Description	Face Amount	Value*

Commercial Banks—30.7%
ABN AMRO Bank NV (Chicago) 4.905%, 01/24/08	$25,000,000	$25,000,000
American Express Bank, FSB 5.300%, 01/08/08	15,000,000	15,000,000
Banco Bilbao Vizcaya (NY) 5.220%, 01/10/08	25,500,000	25,500,000
5.065%, 04/02/08	5,870,000	5,870,146
Bank of Montreal (Chicago) 5.100%, 04/01/08	5,720,000	5,720,000
4.870%, 06/02/08	3,640,000	3,640,000
4.996%, 11/10/08	14,710,000	14,710,000
Bank of Nova Scotia (Portland) 4.820%, 01/31/08	30,000,000	30,000,000
BNP Paribas (NY) 5.100%, 02/27/08	23,278,000	23,278,000
4.494%, 03/19/08	35,000,000	35,000,000
4.800%, 06/05/08	18,370,000	18,370,000
Branch Banking & Trust Co. 4.500%, 01/22/08	5,000,000	5,000,000
Canadian Imperial Bank of Commerce 5.090%, 04/01/08	16,240,000	16,240,000
4.870%, 06/10/08	13,364,000	13,364,000
Chase Bank USA, N.A. 5.130%, 04/15/08	9,000,000	9,000,000
5.130%, 04/16/08	8,000,000	8,000,000
4.700%, 05/07/08	17,380,000	17,380,000
Deutsche Bank AG (NY) 5.385%, 03/11/08	16,270,000	16,270,000
Natixis Institutional Bank (NY) 5.420%, 07/10/08	5,145,000	5,155,125
Nordea Bank Finland, Plc. (NY) 4.910%, 06/23/08	5,545,000	5,545,258
4.820%, 10/17/08	17,485,000	17,486,344
Royal Bank of Scotland, Plc. (NY) 5.331%, 10/27/08 (a)	10,000,000	10,000,000
Svenska Handelsbanken (NY) 5.270%, 02/07/08	12,255,000	12,255,000
Toronto-Dominion Bank (NY) 5.000%, 03/25/08	15,000,000	15,000,000
5.050%, 03/25/08	25,000,000	25,000,000
4.860%, 05/30/08	1,800,000	1,800,000
4.850%, 06/06/08	13,640,000	13,640,000
Unicredito Italiano (NY) 5.385%, 03/20/08	10,010,000	10,010,107
5.015%, 03/27/08	50,000,000	50,000,000
Wachovia Bank, N.A. 5.320%, 02/06/08	50,000,000	50,000,000

		503,233,980

Yankee—0.9%
Bank of Nova Scotia 5.170%, 07/03/08 (a)	14,410,000	14,407,106

Total Certificate of Deposit (Identified Cost $537,186,086)		537,186,086

Medium Term Notes—7.1%
Security Description	Face Amount	Value*

Asset Backed—Other—0.6%
Cullinan Finance Corp. (144A) 4.845%, 06/25/08 (a)	$10,060,000	$10,058,994

Diversified Financial Services—0.5%
General Electric Capital Corp. 4.916%, 08/22/08 (a)	7,500,000	7,500,000

Insurance—1.8%
Allstate Life Global Funding Trust (144A) 4.895%, 09/26/08 (a)	10,000,000	10,000,000
Irish Life & Permanent, Plc. (144A) 4.885%, 09/19/08 (a)	20,000,000	20,000,000

		30,000,000

Yankee—4.2%
Commonwealth Bank of Australia (144A) 4.960%, 01/31/08 (a)	40,000,000	40,001,282
DnB NOR Bank ASA (144A) 4.865%, 09/24/08 (a)	28,425,000	28,425,000

		68,426,282

Total Medium Term Notes (Identified Cost $115,985,276)		115,985,276

Total Investments—99.8% (Identified Cost $1,632,635,472) (b)		1,632,635,472
Other assets less liabilities		3,202,795

Total Net Assets—100%		$1,635,838,267

(a)	Variable or Floating Rate Security. Rate disclosed is as of December 31, 2007.
(b)	The aggregate cost of investments for federal income tax purposes as of December 31, 2007 was $1,632,635,472.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2007, the market value of 144A securities was $137,635,276, which is 8.4% of total net assets.

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Statement of Assets & Liabilities

December 31, 2007

Assets
Investments at amortized cost		$1,632,635,472
Cash		216
Receivable for:
Fund shares sold		2,808,318
Accrued interest		5,503,108

Total Assets		1,640,947,114
Liabilities
Payable for:
Fund shares redeemed	$4,147,386
Accrued expenses:
Management fees	447,655
Service and distribution fees	106,552
Deferred directors’ fees	76,371
Other expenses	330,883

Total Liabilities		5,108,847

Net Assets		$1,635,838,267

Net assets consists of:
Capital paid in		$1,635,855,317
Undistributed net investment income		27,950
Accumulated net realized losses		(45,000)

Net Assets		$1,635,838,267

Computation of offering price:
Class A
Net asset value and redemption price per share ($1,128,411,182 divided by 11,284,112 shares outstanding)		$100.00

Class B
Net asset value and redemption price per share ($496,228,150 divided by 4,962,282 shares outstanding)		$100.00

Class E
Net asset value and redemption price per share ($11,198,935 divided by 111,989 shares outstanding)		$100.00

Statement of Operations

For the Year Ended December 31, 2007

Investment Income
Interest		$80,186,539

Expenses
Management fees	$4,987,190
Service and distribution fees—Class B	1,148,322
Service and distribution fees—Class E	16,566
Directors’ fees and expenses	27,352
Custodian	228,527
Audit and tax services	36,738
Legal	53,712
Printing	594,864
Insurance	24,090
Miscellaneous	64,531

Total expenses	7,181,892
Management fee waivers	(100,000)	7,081,892

Net Investment Income		73,104,647

Net Increase in Net Assets From Operations		$73,104,647

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2007	Year ended December 31, 2006
From Operations
Net investment income	$73,104,647	$50,472,100
Net realized gain (loss)	0	(11,763)

Increase in net assets from operations	73,104,647	50,460,337

From Distributions to Shareholders
Net investment income
Class A	(50,923,892)	(34,245,645)
Class B	(21,649,891)	(15,774,535)
Class E	(530,864)	(440,266)

Total distributions	(73,104,647)	(50,460,446)

Increase in net assets from capital share transactions	356,010,434	569,188,126

Total increase in net assets	356,010,434	569,188,017

Net Assets
Beginning of the period	1,279,827,833	710,639,816

End of the period	$1,635,838,267	$1,279,827,833

Undistributed Net Investment Income
End of the period	$27,950	$27,950

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2007		Year ended December 31, 2006
	Shares	$	Shares	$
Class A
Sales	11,717,171	$1,171,715,791	7,453,514	$746,628,745
Shares issued through acquisition	0	0	4,077,220	407,713,843
Reinvestments	509,081	50,923,892	355,311	34,245,645
Redemptions	(9,696,563)	(969,656,339)	(7,421,792)	(742,179,238)

Net increase	2,529,689	$252,983,344	4,464,253	$446,408,995

Class B
Sales	9,686,387	$968,637,226	6,560,238	$656,023,779
Reinvestments	216,391	21,649,891	157,745	15,774,535
Redemptions	(8,883,191)	(888,319,060)	(5,505,903)	(550,590,251)

Net increase	1,019,587	$101,968,057	1,212,080	$121,208,063

Class E
Sales	45,750	$4,575,018	50,137	$5,013,719
Reinvestments	5,308	530,864	4,403	440,266
Redemptions	(40,468)	(4,046,849)	(38,829)	(3,882,917)

Net increase	10,590	$1,059,033	15,711	$1,571,068

Increase derived from capital share transactions		$356,010,434		$569,188,126

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Financial Highlights

	Class A
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$100.00	$100.00	$100.00	$100.00	$100.00

Income From Investment Operations
Net investment income	4.95	4.70	2.85	0.98	0.80

Total from investment operations	4.95	4.70	2.85	0.98	0.80

Less Distributions
Distributions from net investment income	(4.95)	(4.70)	(2.85)	(0.98)	(0.80)

Total distributions	(4.95)	(4.70)	(2.85)	(0.98)	(0.80)

Net Asset Value, End of Period	$100.00	$100.00	$100.00	$100.00	$100.00

Total Return (%)	5.1	4.8	2.9	1.0	0.8
Ratio of operating expenses to average net assets (%)	0.40	0.38	0.41	0.42	0.40
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (a)	0.40	N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	4.97	4.79	2.83	0.97	0.78
Net assets, end of period (000)	$1,128,411	$875,428	$429,019	$469,674	$610,419

	Class B
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$100.00	$100.00	$100.00	$100.00	$100.00

Income From Investment Operations
Net investment income	4.70	4.45	2.60	0.73	0.55

Total from investment operations	4.70	4.45	2.60	0.73	0.55

Less Distributions
Distributions from net investment income	(4.70)	(4.45)	(2.60)	(0.73)	(0.55)

Total distributions	(4.70)	(4.45)	(2.60)	(0.73)	(0.55)

Net Asset Value, End of Period	$100.00	$100.00	$100.00	$100.00	$100.00

Total Return (%)	4.8	4.5	2.6	0.7	0.6
Ratio of operating expenses to average net assets (%)	0.65	0.63	0.66	0.67	0.65
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (a)	0.65	N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	4.71	4.50	2.84	0.74	0.65
Net assets, end of period (000)	$496,228	$394,260	$273,052	$78,809	$75,083

(a)	See Note 4 in the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Financial Highlights

	Class E
	Year ended December 31,
	2007	2006	2005	2004	2003(a)
Net Asset Value, Beginning of Period	$100.00	$100.00	$100.00	$100.00	$100.00

Income From Investment Operations
Net investment income	4.80	4.55	2.70	0.83	0.42

Total from investment operations	4.80	4.55	2.70	0.83	0.42

Less Distributions
Distributions from net investment income	(4.80)	(4.55)	(2.70)	(0.83)	(0.42)

Total distributions	(4.80)	(4.55)	(2.70)	(0.83)	(0.42)

Net Asset Value, End of Period	$100.00	$100.00	$100.00	$100.00	$100.00

Total Return (%)	4.9	4.7	2.7	0.8	0.4	(b)
Ratio of operating expenses to average net assets (%)	0.55	0.53	0.56	0.57	0.55	(c)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (d)	0.55	N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	4.81	4.57	2.66	0.88	0.58	(c)
Net assets, end of period (000)	$11,199	$10,140	$8,569	$11,619	$6,858

(a)	Commencement of operations was April 23, 2003 for Class E.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	See Note 4 in the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Notes to Financial Statements—December 31, 2007

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The BlackRock Money Market Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

As permitted by Rule 2a-7 under the 1940 Act, and subject to certain conditions therein, the Portfolio employs the amortized cost method of security valuation that the Fund’s Board of Directors (the “Board” or “Directors”) has determined approximates the fair market net asset value per share of the Portfolio. The Board monitors the deviations between the Portfolio’s net asset value per share, as determined by using available market quotations, and its amortized cost price per share. If the deviation exceeds 1/2 of 1%, the Board will consider what action, if any, should be initiated.

Subject to the Board’s oversight, the Board has delegated day-to-day responsibility for valuing Portfolio assets to the subadviser of the Portfolio, who values such assets as described above and operates under procedures approved by the Board.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

MSF-10

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Notes to Financial Statements—December 31, 2007—(Continued)

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

As of December 31, 2007, the Portfolio had capital loss carryovers as follows:

Expiring 12/31/14	Expiring 12/31/13	Expiring 12/31/12	Expiring 12/31/11	Expiring 12/31/10	Expiring 12/31/09	Total
$11,851	$5,353	$8,633	$28	$918	$12,851	$39,634

The utilization of the capital loss carryforward acquired as part of a merger may be limited under section 382 of the Internal Revenue Code.

The tax character of distributions paid for the periods ended December 31, 2007 and 2006 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2007	2006	2007	2006	2007	2006	2007	2006
$73,104,647	$50,460,446	$—	$—	$—	$—	$73,104,647	$50,460,446

As of December 31, 2007, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards	Total
$66,000	$—	$—	$(39,634)	$26,366

Dividends and Distributions to Shareholders:

The BlackRock Money Market Portfolio dividends are declared daily to shareholders of record at the time and are paid monthly. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2007	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
$4,987,190	0.350%	Of the first $1 billion
	0.300%	Of the next $1 billion
	0.250%	On amounts in excess of $2 billion

MSF-11

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Notes to Financial Statements—December 31, 2007—(Continued)

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. BlackRock Advisors, LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Service and Distribution Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing, the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the year ended December 31, 2007 are shown as Service and Distribution fees in the Statement of Operations.

Management Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2007 to April 30, 2008, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

Annual Percentage Rate Reduction	Average Daily Net Asset Value Levels
0.005%	First $	500 million
0.015%	Next $	500 million

Amounts waived for the year ended December 31, 2007 are shown as management fee waivers in the Statement of Operations.

4.	REGULATORY MATTERS:

As previously reported, in May 2004, General American received a Wells Notice stating that the SEC staff was considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws against General American with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through General American. General American responded to the SEC staff and cooperated with the investigation. On August 9, 2007, the SEC announced that it had settled an enforcement action regarding late trading against General American with, among other things, General American agreeing to pay a civil penalty and to comply with certain undertakings. General American consented to the SEC’s order without admitting or denying the findings. MetLife Advisers has also advised the Fund’s Board of Directors that, while certain exceptions to the Fund’s policies have been noted, no situations have been identified that would have a material impact on the financial position of the Fund.

5.	RECENT ACCOUNTING PRONOUNCEMENTS:

Effective June 29, 2007, the Fund implemented Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109” (“FIN 48”). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Fund, and has determined that the adoption of FIN 48 does not have a material impact on the Fund’s financial statements. The Fund files U.S. tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s tax returns remains open for the years ended December 31, 2004 through December 31, 2006.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

MSF-12

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of the Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the BlackRock Money Market Portfolio, one of the portfolios constituting the Metropolitan Series Fund, Inc. (the “Fund”) as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the BlackRock Money Market Portfolio of the Metropolitan Series Fund, Inc. as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 21, 2008

MSF-13

Metropolitan Series Fund, Inc.

Directors and Officers

The Fund’s Directors review actions of the Fund’s investment adviser and subadvisers, and decide upon matters of general policy. The Fund’s officers supervise the daily business operations of the Fund. The Board of Directors and the Fund’s officers are listed below. Each Director is responsible for overseeing all 36 Portfolios of the Fund. There is no limit to the term a Director may serve. Directors serve until their resignation, retirement or removal in accordance with the Fund’s organizational documents and policies adopted by the Board from time to time. Officers hold office at the pleasure of the Board or until the election or appointment and the qualification of a successor. The address of the directors and officers is c/o Metropolitan Series Fund, Inc., 501 Boylston Street, Boston, MA 02116.

Interested Directors(1)

Each Director below is an “interested person” (as defined by the 1940 Act) with respect to the Fund in that Ms. Forget is an employee of MetLife and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Elizabeth M. Forget Age: 41	Director, Chairman of the Board, President and Chief Executive Officer	2006	Senior Vice President (since 2007), MetLife, Inc.; President, Met Investors Advisory, LLC (“MIA”); Trustee and President, Met Investors Series Trust (“MIST”); Executive Vice President, MetLife Investors Group, Inc.; President (since 2006), MetLife Advisers.	81

Arthur G. Typermass Age: 70	Director	1998	Formerly, Senior Vice President and Treasurer, MetLife.	37

Non-Interested Directors(1)

Each Director below is not an “interested person” (as defined by the 1940 Act) with respect to the Fund (collectively, the “Independent Directors”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† Age: 70	Director	1985	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	37

Linda B. Strumpf Age: 60	Director	2000	Vice President and Chief Investment Officer, Ford Foundation.	37

Michael S. Scott Morton† Age: 70	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, MIT.	37

H. Jesse Arnelle Age: 74	Director	2001	Formerly, Counsel, Womble Carlyle Sandrie & Rice; Director, Textron Inc. (global multi-industry company)*; formerly, Director, Gannet Co. Inc. (diversified news and information company)*; formerly, Director, Eastman Chemical Company (global chemical company)*; formerly, Director, Waste Management, Inc.*; formerly, Director, Armstrong Holdings Inc. (parent company of floor and ceiling products business)*; formerly, Director, FPL Group Inc. (public utility holding company)*; Director, URS Corporation (engineering design services firm)*.	37

Nancy Hawthorne Age: 56	Director	2003	Director, Avid Technologies (computer software company)*; formerly, Chairman of the Board of Avid Technologies; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Chief Executive Officer, Clerestory LLC (corporate financial advisor); formerly, Trustee, New England Zenith Fund (“Zenith Fund”)**; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company )*.	37

MSF-14

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
John T. Ludes Age: 71	Director	2003	President, LFP Properties (consulting firm); Formerly, Trustee, Zenith Fund**; formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	37

Officers(1)

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey P. Halperin	40	Chief Compliance Officer	2006	Vice President (since 2006), Corporate Ethics and Compliance Department, MetLife, Inc.; Chief Compliance Officer (since 2006), MetLife Advisers, MIA and MIST.

John F. Guthrie, Jr.	64	Senior Vice President	2002	Manager and Senior Vice President, MetLife Advisers; Vice President, MetLife; Vice President (since 2003), MetLife Group, Inc.; Vice President, NELICO; Vice President (since 2005), MIA; formerly, Senior Vice President, Zenith Fund**.

Alan C. Leland	55	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Treasurer (since 2005), Met Investors Advisory, LLC; Vice President (since 2004), MIA; Vice President (since 2003), MetLife Group, Inc.; Vice President, MetLife; Senior Vice President, NELICO

Peter Duffy	52	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers (since 1998); Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife Group, Inc.; formerly, Vice President and Treasurer, Zenith Fund**.

Thomas M. Lenz	49	Vice President and Secretary	2002	General Counsel and Secretary, MetLife Advisers; Assistant General Counsel, MetLife; formerly, Vice President and Secretary, Zenith Fund**.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
**	The Zenith Fund deregistered with the Securities and Exchange Commission (“SEC”) in 2004.
(†)	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the “State Street Research Funds”).
(1)	Each Director of the Fund also serves as trustee of Metropolitan Series Fund II (“Met Series Fund II”), a registered investment company advised by MetLife Advisers. Each officer of the Fund serves in the same position with Met Series Fund II, which consists of one portfolio.
(2)	Previous positions during the past five years with the Fund, MIST, MetLife, MetLife Advisers, MIA, Zenith Fund, NELICO or New England Securities Corporation are omitted if not materially different.
(3)	The Fund Complex includes the Fund (36 portfolios), Met Series Fund II (1 portfolio) and MIST (44 portfolios)

MSF-15

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Fund’s Contract Review Committees of the Board of Directors (the “Board”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (collectively, the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals at the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers, the Fund’s investment adviser, and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through the subadvisers’ responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies and the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (viii) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (ix) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (x) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xi) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee on September 12, 2007, the Board, at its November 15, 2007 meeting, approved the continuation through December 31, 2008 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio of the Fund. The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the establishment of the investment strategies of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of Subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

MSF-16

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ recommendations regarding reductions in Fee rates, implementation of Fee breakpoints and institution of Fee waivers and expense caps.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and their affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

MSF-17

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution, brokerage and transfer agency services to the Portfolios, and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2008.

MSF-18

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2007 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-19

Metropolitan Series Fund, Inc. BlackRock Strategic Value Portfolio Annual Report	December 31, 2007

Letter from the President

February 1, 2008

Letter to Policy Holders:

2007 was a tumultuous year in the financial markets driven by concerns in the credit markets surrounding sub-prime mortgages and fears of recession in the U.S. Economy. The broad markets were mixed, with the Dow Jones Industrial Average up 8.9% and the MSCI EAFE Index, which measures the performance of international equities, up 11.2% for the year, while the Russell 2000 Index, which measures the performance of small capitalization stocks, was down 1.6%.

In the fixed income markets, credit spreads increased as a result of the pressure from sub-prime mortgage crisis and the Federal Reserve lowered interest rates by a total of 1% during the year. The Lehman Brothers Aggregate Bond Index posted a 7.0% return for the year.

On the following pages, you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth Forget

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

BlackRock Strategic Value Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the year ended December 31, 2007, the Class A shares of the BlackRock Strategic Value Portfolio returned -3.5%, compared to its benchmark, the Russell 2000 Value Index1, which returned -9.8%. The average return of its peer group, the Lipper Variable Insurance Products Small-Cap Value Funds Universe2, was -6.6% over the same period.

PORTFOLIO REVIEW

The U.S. equity markets were volatile in 2007, as the slowing domestic economy, a recession in residential housing, turmoil in the subprime mortgage market, and evaporating credit roiled stock prices. Despite accommodative action by the Federal Reserve to cut the federal funds target rate by a total of 100 basis points to 4.25%, investor optimism remained low. For the year, large caps outperformed small caps while growth significantly outpaced value across the market capitalization spectrum. The style disparity was most pronounced in the small cap end of the market as small cap growth stocks trumped their value counterparts by 16.8%. Not since 1999 has small cap growth beaten value by such a wide margin. In this environment, the Russell 2000 Value Index stumbled 9.8% as steep declines in the consumer discretionary and financials sectors overshadowed gains in materials, healthcare and energy. Against this backdrop, BlackRock Strategic Value Portfolio significantly outpaced the benchmark as relative strength in the consumer discretionary, financials and healthcare sectors overcame weakness in materials and energy.

Consumer discretionary stocks pulled back sharply as the meltdown in the housing market, a decelerating economy and rising energy prices tainted the outlook for consumer spending. In this environment, solid stock selection, particularly among hotel & gaming names, contributed to favorable comparisons. Luxury hotel operators Orient-Express Hotels and Vail Resorts and gaming machine maker WMS Industries all added significant value. LKQ Corp. was another key contributor in the sector as shares of the recycled automotive parts producer gained 49%. Financial services stocks also came under significant selling pressure during the year as fear surrounding the impact of subprime mortgage write-downs, turmoil in the credit markets and a lower interest rate environment prompted a growing number of investors to move money out of the sector. On a relative basis, outperformance was driven by underweights and stock selection among real estate investment trusts (REITs) and thrift & mortgage finance names. Relative returns were also buoyed by positive stock selection among insurance names. In healthcare, overweights and stock selection among pharmaceuticals and healthcare providers drove favorable sector comparisons. Key individual contributors included Magellan Health Services, a provider of behavioral healthcare, and home healthcare nursing services provider Amedisys. Axcan Pharma was another significant contributor as shares of the gastrointestinal pharmaceutical maker spiked following a November takeover announcement by private equity firm TPG Capital.

Although an overweight in the materials sector proved advantageous, these gains were overshadowed by disappointing stock selection, particularly within the chemicals and metals & mining sub-sectors. Most notably, shares of benchmark holding CF Industries gained 330%. Our lack of exposure to this producer of nitrogen and phosphate fertilizer products proved to be among the most significant sources of relative underperformance within the sector. Stocks in the volatile energy sector moved higher on the back of rising crude oil and natural gas prices. Although the move in natural gas prices was somewhat modest, crude oil prices moved markedly to the upside. After beginning the year slightly above $61/barrel, prices spiked toward the $100/barrel mark before closing 2007 at $96/barrel. In this environment, disappointing stock selection hampered performance comparisons given our energy sector focus on U.S. natural gas exploration & production and oil service companies.

During the year, we increased Portfolio exposure in the healthcare, consumer staples and information technology sectors, while reducing weightings in financials and industrials. At year-end, the most notable sector positioning relative to the Russell 2000 Value Index included overweights in consumer discretionary, consumer staples and healthcare and underweights in utilities and financials, primarily driven by our underweight exposure to REITs and banks.

* The views expressed above are those of the subadvisory firm as of December 31, 2007 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

1 The Russell 2000® Value Index is an unmanaged measure of performance of those Russell 2000® companies that have lower price-to-book ratios and lower forecasted growth values.

2 The Lipper Variable Insurance Products Fund Average is an average of the total return performance (calculated on the basis of net asset value) of variable product funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-2

Metropolitan Series Fund, Inc.

BlackRock Strategic Value Portfolio

A $10,000 INVESTMENT COMPARED TO

THE RUSSELL 2000 VALUE INDEX

Average Annual Returns as of December 31, 2007

	BlackRock Strategic Value Portfolio			Russell 2000 Value Index
	Class A	Class B	Class E
1 Year	(3.5)%	(3.7)%	(3.6)%	(9.8)%
5 Year	15.2	14.8	15.1	15.8
Since Inception	11.7	7.0	7.2	12.3

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 7/5/00, 5/1/01 and 5/1/01, respectively. Index since inception return is based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION as of December 31, 2007

Top Holdings

% of Total Net Assets
BJ’s Wholesale Club, Inc.	3.2%
Axcan Pharma, Inc.	3.1%
Magellan Health Services, Inc.	2.9%
The Brinks Co.	2.9%
Sybase, Inc.	2.6%
Texas Industries, Inc.	2.6%
Ruddick Corp.	2.6%
Piper Jaffray Co.	2.2%
Silgan Holdings, Inc.	2.1%
Hain Celestial Group, Inc.	2.1%

Top Sectors

% of Total Market Value
Consumer Discretionary	16.8%
Information Technology	15.3%
Financials	15.2%
Industrials	12.1%
Consumer Staples	10.4%
Health Care	9.8%
Materials	8.8%
Energy	5.3%
Cash	4.1%
Utilities	2.2%

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2007 through December 31, 2007.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period* July 1, 2007 to December 31, 2007
BlackRock Strategic Value—Class A	Actual	0.88%	$1,000.00	$911.70	$4.24
	Hypothetical	0.88%	$1,000.00	$1,020.72	$4.48

BlackRock Strategic Value—Class B	Actual	1.13%	$1,000.00	$910.50	$5.44
	Hypothetical	1.13%	$1,000.00	$1,019.44	$5.75

BlackRock Strategic Value—Class E	Actual	1.03%	$1,000.00	$911.40	$4.96
	Hypothetical	1.03%	$1,000.00	$1,019.95	$5.24

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period,

multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MSF-4

Metropolitan Series Fund, Inc.

BlackRock Strategic Value Portfolio

Schedule of Investments as of December 31, 2007

Common Stock—95.8% of Total Net Assets

Security Description	Shares	Value*

Aerospace & Defense—1.7%
Orbital Sciences Corp. (a) (b)	603,000	$14,785,560

Capital Markets—3.7%
KBW, Inc. (a) (b)	303,500	7,766,565
Piper Jaffray Co. (b)	424,868	19,679,886
TradeStation Group, Inc. (a) (b)	397,700	5,651,317

		33,097,768

Chemicals—2.8%
H.B. Fuller Co. (a)	570,300	12,803,235
Sensient Technologies Corp.	425,900	12,044,452

		24,847,687

Commercial Banks—3.7%
First Midwest Bancorp, Inc. (a)	327,000	10,006,200
Sterling Bancshares, Inc.	774,464	8,643,018
United Bankshares, Inc. (a)	295,310	8,274,586
Wintrust Financial Corp. (a)	173,515	5,748,552

		32,672,356

Commercial Services & Supplies—4.9%
The Brinks Co.	428,200	25,580,668
Waste Connections, Inc. (b)	290,650	8,981,085
Watson Wyatt & Co. Holdings	195,500	9,073,155

		43,634,908

Communications Equipment —2.7%
Dycom Industries, Inc. (a) (b)	521,275	13,891,979
Polycom, Inc. (b)	366,500	10,181,370

		24,073,349

Computers & Peripherals—1.2%
Electronics for Imaging, Inc. (b)	493,600	11,096,128

Construction & Engineering—1.1%
Perini Corp. (b)	244,187	10,114,226

Construction Materials—2.6%
Texas Industries, Inc. (a)	325,000	22,782,500

Containers & Packaging—2.7%
Rock Tennessee Co.	210,352	5,345,044
Silgan Holdings, Inc.	361,900	18,797,086

		24,142,130

Distributors—1.8%
LKQ Corp. (a) (b)	744,600	15,651,492

Electric Utilities—1.2%
UIL Holdings Corp. (a)	299,200	11,055,440

Electronic Equipment & Instruments—1.5%
Tech Data Corp. (b)	358,200	13,511,304

Security Description	Shares	Value*

Energy Equipment & Services—3.3%
Cal Dive International, Inc. (a) (b)	466,700	$6,179,108
Lufkin Industries, Inc. (a)	108,200	6,198,778
North American Energy Partners, Inc. (b)	358,200	4,853,610
Oil States International, Inc. (b)	152,100	5,189,652
W-H Energy Services, Inc. (b)	119,000	6,688,990

		29,110,138

Food & Staples Retailing—7.2%
BJ’s Wholesale Club, Inc. (b)	837,800	28,342,774
Longs Drug Stores Corp.	284,400	13,366,800
Ruddick Corp.	655,300	22,719,251

		64,428,825

Food Products—2.1%
Hain Celestial Group, Inc. (a) (b)	571,200	18,278,400

Gas Utilities—1.0%
Southwest Gas Corp.	296,879	8,838,088

Health Care Providers & Services—6.7%
Amedisys, Inc. (a) (b)	253,400	12,294,968
AmSurg Corp. (b)	247,300	6,691,938
Kindred Healthcare, Inc. (a) (b)	573,966	14,337,671
Magellan Health Services, Inc. (b)	558,861	26,059,688
PharMerica Corp. (a) (b)	11	153

		59,384,418

Hotels, Restaurants & Leisure—7.6%
Morgans Hotel Group Co. (a) (b)	745,510	14,373,433
Orient-Express Hotels, Ltd. (Class A) (a)	220,800	12,700,416
Pinnacle Entertainment, Inc. (b)	618,000	14,560,080
Vail Resorts, Inc. (a) (b)	211,700	11,391,577
WMS Industries, Inc. (b)	408,200	14,956,448

		67,981,954

Insurance—4.2%
Aspen Insurance Holdings, Ltd.	136,400	3,933,776
Endurance Specialty Holdings, Ltd. (a)	186,896	7,799,170
IPC Holdings, Ltd. (a)	545,200	15,739,924
Platinum Underwriters Holdings, Ltd.	190,407	6,770,873
The Navigators Group, Inc. (b)	43,258	2,811,770

		37,055,513

Internet Software & Services—0.9%
SkillSoft, Plc. (ADR) (b)	807,580	7,720,465

IT Services—0.8%
Forrester Research, Inc. (b)	241,700	6,772,434

Leisure Equipment & Products—0.6%
Leapfrog Enterprises, Inc. (a) (b)	753,826	5,073,249

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

BlackRock Strategic Value Portfolio

Schedule of Investments as of December 31, 2007

Common Stock—(Continued)

Security Description	Shares	Value*

Machinery—2.3%
Actuant Corp.	97,100	$3,302,371
Albany International Corp. (Class A) (a)	166,200	6,166,020
Astec Industries, Inc. (b)	116,200	4,321,478
Chart Industries, Inc. (b)	219,500	6,782,550

		20,572,419

Marine—1.2%
Great Lakes Dredge & Dock Corp.	325,556	2,838,848
Kirby Corp. (b)	164,700	7,655,256

		10,494,104

Metals & Mining—0.7%
A.M. Castle & Co. (a)	225,700	6,136,783

Oil, Gas & Consumable Fuels—2.0%
Delta Petroleum Corp. (a) (b)	474,300	8,940,555
Swift Energy Co. (b)	203,500	8,960,105

		17,900,660

Personal Products—1.0%
Elizabeth Arden, Inc. (b)	453,600	9,230,760

Pharmaceuticals—3.1%
Axcan Pharma, Inc. (a) (b)	1,202,048	27,647,104

Real Estate Investment Trusts—3.1%
Arbor Realty Trust, Inc. (a)	714,374	11,508,565
Gramercy Capital Corp. (a)	676,100	16,435,991

		27,944,556

Semiconductors & Semiconductor Equipment—3.2%
Cirrus Logic, Inc. (b)	1,321,100	6,975,408
PMC-Sierra, Inc. (a) (b)	1,329,800	8,696,892
RF Micro Devices, Inc. (a) (b)	2,257,100	12,888,041

		28,560,341

Software—5.0%
Epicor Software Corp. (b)	443,700	5,226,786
Guidance Software, Inc. (a)	279,141	3,891,225
Lawson Software, Inc. (a) (b)	740,500	7,582,720
Quality Systems, Inc. (a)	155,700	4,747,293
Sybase, Inc. (b)	873,400	22,787,006

		44,235,030

Specialty Retail—5.5%
AnnTaylor Stores Corp. (b)	279,500	7,144,020
Sally Beauty Holdings, Inc. (a) (b)	1,052,011	9,520,700
The Children’s Place Retail Stores, Inc. (a) (b)	484,200	12,555,306
The Dress Barn, Inc. (a) (b)	606,000	7,581,060
The Talbots, Inc. (a)	999,644	11,815,792

		48,616,878

Security Description	Shares	Value*

Textiles, Apparel & Luxury Goods—1.3%
Carter’s, Inc. (a) (b)	590,500	$11,426,175

Thrifts & Mortgage Finance—0.5%
First Niagara Financial Group, Inc. (a)	357,900	4,309,116

Trading Companies & Distributors—0.9%
H&E Equipment Services, Inc. (a) (b)	410,344	7,747,295

Total Common Stock (Identified Cost $855,408,151)		850,929,553

Short Term Investments—28.3%
Security Description	Face Amount/ Shares	Value*

Discount Notes—4.1%
Federal Home Loan Bank 4.150%, 01/11/08	$36,400,000	36,372,194

Mutual Funds—24.2%
State Street Navigator Securities Lending Prime Portfolio (c)	214,665,616	214,665,616

Total Short Term Investments (Identified Cost $251,037,810)		251,037,810

Total Investments—124.1% (Identified Cost $1,106,445,961) (d)		1,101,967,363
Liabilities in excess of other assets		(214,052,630)

Total Net Assets—100%		$887,914,733

(a)	A portion or all of the security was held on loan. As of December 31, 2007, the market value of securities loaned was $210,945,145 and the collateral received consisted of cash in the amount of $214,665,616 and non cash collateral with a value of $1,016,842. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian.
(b)	Non-Income Producing.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	The aggregate cost of investments for federal income tax purposes as of December 31, 2007 was $1,107,243,029 and the composition of unrealized appreciation and depreciation of investment securities was $59,894,447 and $(65,170,113), respectively.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

BlackRock Strategic Value Portfolio

Statement of Assets & Liabilities

December 31, 2007

Assets
Investments at value (a) (b)		$1,101,967,363
Receivable for:
Securities sold		9,484,094
Fund shares sold		2,651,942
Accrued interest and dividends		2,284,729

Total Assets		1,116,388,128
Liabilities
Payable for:
Securities purchased	$9,187,105
Fund shares redeemed	899,049
Collateral for securities loaned	214,665,616
Due to custodian bank	2,984,353
Accrued expenses:
Management fees	633,011
Service and distribution fees	63,413
Other expenses	40,848

Total Liabilities		228,473,395

Net Assets		$887,914,733

Net assets consists of:
Capital paid in		$837,734,255
Undistributed net investment income		4,343,874
Accumulated net realized gains		50,315,202
Unrealized depreciation on investments		(4,478,598)

Net Assets		$887,914,733

Computation of offering price:
Class A
Net asset value and redemption price per share ($509,331,984 divided by 33,572,574 shares outstanding)		$15.17

Class B
Net asset value and redemption price per share ($171,141,212 divided by 11,446,432 shares outstanding)		$14.95

Class E
Net asset value and redemption price per share ($207,441,537 divided by 13,816,743 shares outstanding)		$15.01

(a) Identified cost of investments		$1,106,445,961

(b)	Includes cash collateral for securities loaned of $214,665,616.

Statement of Operations

For the Year Ended December 31, 2007

Investment Income
Dividends		$12,832,751
Interest		1,810,086 (a)

		14,642,837
Expenses
Management fees	$8,214,631
Service and distribution fees—Class B	443,670
Service and distribution fees—Class E	354,800
Directors’ fees and expenses	23,669
Custodian	106,923
Audit and tax services	31,738
Legal	10,902
Printing	315,940
Insurance	10,946
Miscellaneous	24,657

Total expenses	9,537,876
Expense reductions	(300,226)	9,237,650

Net Investment Income		5,405,187

Realized and Unrealized Gain (Loss)
Realized gain on:
Investments—net		51,593,377
Change in unrealized depreciation on:
Investments—net		(88,014,608)

Net loss		(36,421,231)

Net Decrease in Net Assets From Operations		$(31,016,044)

(a)	Includes net income on securities loaned of $891,109.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

BlackRock Strategic Value Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2007	Year ended December 31, 2006
From Operations
Net investment income	$5,405,187	$4,042,013
Net realized gain	51,593,377	113,811,788
Unrealized appreciation (depreciation)	(88,014,608)	36,617,809

Increase (decrease) in net assets from operations	(31,016,044)	154,471,610

From Distributions to Shareholders
Net investment income
Class A	(1,793,872)	(1,945,245)
Class B	(99,321)	(102,941)
Class E	(369,395)	(458,488)

	(2,262,588)	(2,506,674)

Net realized gain
Class A	(68,897,991)	(115,020,430)
Class B	(20,599,114)	(25,158,754)
Class E	(28,374,988)	(48,023,370)

	(117,872,093)	(188,202,554)

Total distributions	(120,134,681)	(190,709,228)

Increase in net assets from capital share transactions	7,479,154	93,355,982

Total increase (decrease) in net assets	(143,671,571)	57,118,364

Net Assets
Beginning of the period	1,031,586,304	974,467,940

End of the period	$887,914,733	$1,031,586,304

Undistributed Net Investment Income
End of the period	$4,343,874	$3,453,639

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2007		Year ended December 31, 2006
	Shares	$	Shares	$
Class A
Sales	4,125,452	$69,435,674	5,017,240	$88,564,317
Reinvestments	4,286,954	70,691,863	6,941,583	116,965,675
Redemptions	(9,213,618)	(152,838,244)	(10,145,321)	(176,493,943)

Net increase (decrease)	(801,212)	$(12,710,707)	1,813,502	$29,036,049

Class B
Sales	2,362,092	$38,933,096	3,173,425	$54,320,433
Reinvestments	1,271,403	20,698,435	1,516,308	25,261,695
Redemptions	(1,837,032)	(29,976,931)	(1,406,157)	(24,130,240)

Net increase	1,796,463	$29,654,600	3,283,576	$55,451,888

Class E
Sales	856,416	$13,920,361	909,735	$15,909,769
Reinvestments	1,759,142	28,744,383	2,901,368	48,481,858
Redemptions	(3,175,252)	(52,129,483)	(3,204,769)	(55,523,582)

Net increase (decrease)	(559,694)	$(9,464,739)	606,334	$8,868,045

Increase derived from capital share transactions		$7,479,154		$93,355,982

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

BlackRock Strategic Value Portfolio

Financial Highlights

	Class A
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$17.74	$18.55	$19.17	$16.62	$11.07

Income From Investment Operations
Net investment income (loss)	0.10 (a)	0.08	0.08	0.00	(0.01)
Net realized and unrealized gain (loss) of investments	(0.55)	2.84	0.57	2.55	5.56

Total from investment operations	(0.45)	2.92	0.65	2.55	5.55

Less Distributions
Distributions from net investment income	(0.05)	(0.06)	0.00	0.00	0.00
Distributions from net realized capital gains	(2.07)	(3.67)	(1.27)	0.00	0.00

Total distributions	(2.12)	(3.73)	(1.27)	0.00	0.00

Net Asset Value, End of Period	$15.17	$17.74	$18.55	$19.17	$16.62

Total Return (%)	(3.5)	16.7	4.2	15.3	50.1
Ratio of operating expenses to average net assets before expense reductions (%)	0.88	0.89	0.89	0.89	0.93
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.85	0.85	0.84	0.87	N/A
Ratio of net investment income (loss) to average net assets (%)	0.62	0.48	0.42	(0.03)	(0.10)
Portfolio turnover rate (%)	121	141	175	33	44
Net assets, end of period (000)	$509,332	$609,877	$604,086	$666,800	$561,245

	Class B
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$17.51	$18.35	$19.02	$16.53	$11.04

Income From Investment Operations
Net investment income (loss)	0.06 (a)	0.04	0.03	0.00	(0.01)
Net realized and unrealized gain (loss) of investments	(0.54)	2.81	0.57	2.49	5.50

Total from investment operations	(0.48)	2.85	0.60	2.49	5.49

Less Distributions
Distributions from net investment income	(0.01)	(0.02)	0.00	0.00	0.00
Distributions from net realized capital gains	(2.07)	(3.67)	(1.27)	0.00	0.00

Total distributions	(2.08)	(3.69)	(1.27)	0.00	0.00

Net Asset Value, End of Period	$14.95	$17.51	$18.35	$19.02	$16.53

Total Return (%)	(3.7)	16.4	3.9	15.1	49.7
Ratio of operating expenses to average net assets before expense reductions (%)	1.13	1.14	1.14	1.14	1.18
Ratio of operating expenses to average net assets after expense reductions (%) (b)	1.10	1.10	1.09	1.12	N/A
Ratio of net investment income (loss) to average net assets (%)	0.39	0.26	0.20	(0.09)	(0.26)
Portfolio turnover rate (%)	121	141	175	33	44
Net assets, end of period (000)	$171,141	$169,004	$116,849	$58,676	$1,120

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

BlackRock Strategic Value Portfolio

Financial Highlights

	Class E
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$17.58	$18.41	$19.06	$16.55	$11.04

Income From Investment Operations
Net investment income (loss)	0.08 (a)	0.06	0.05	(0.02)	(0.02)
Net realized and unrealized gain (loss) of investments	(0.55)	2.82	0.57	2.53	5.53

Total from investment operations	(0.47)	2.88	0.62	2.51	5.51

Less Distributions
Distributions from net investment income	(0.03)	(0.04)	0.00	0.00	0.00
Distributions from net realized capital gains	(2.07)	(3.67)	(1.27)	0.00	0.00

Total distributions	(2.10)	(3.71)	(1.27)	0.00	0.00

Net Asset Value, End of Period	$15.01	$17.58	$18.41	$19.06	$16.55

Total Return (%)	(3.6)	16.6	4.0	15.2	49.9
Ratio of operating expenses to average net assets before expense reductions (%)	1.03	1.04	1.04	1.04	1.08
Ratio of operating expenses to average net assets after expense reductions (%) (b)	1.00	1.00	0.99	1.02	N/A
Ratio of net investment income (loss) to average net assets (%)	0.47	0.32	0.27	(0.16)	(0.22)
Portfolio turnover rate (%)	121	141	175	33	44
Net assets, end of period (000)	$207,442	$252,705	$253,532	$273,771	$178,240

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

BlackRock Strategic Value Portfolio

Notes to Financial Statements—December 31, 2007

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The BlackRock Strategic Value Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

MSF-11

Metropolitan Series Fund, Inc.

BlackRock Strategic Value Portfolio

Notes to Financial Statements—December 31, 2007—(Continued)

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated day-to-day responsibility for valuing Portfolio assets to the subadviser of the Portfolio, who values such assets as described above and operates under procedures approved by the Board.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

MSF-12

Metropolitan Series Fund, Inc.

BlackRock Strategic Value Portfolio

Notes to Financial Statements—December 31, 2007—(Continued)

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Options:

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

As of December 31, 2007, the Portfolio had no capital loss carryovers.

MSF-13

Metropolitan Series Fund, Inc.

BlackRock Strategic Value Portfolio

Notes to Financial Statements—December 31, 2007—(Continued)

The tax character of distributions paid for the periods ended December 31, 2007 and 2006 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2007	2006	2007	2006	2007	2006	2007	2006
$75,634,272	$26,429,853	$44,500,409	$164,279,375	$—	$—	$120,134,681	$190,709,228

As of December 31, 2007, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Depreciation	Loss Carryforwards	Total
$32,815,305	$39,528,635	$(5,275,666)	$—	$67,068,274

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

Expense Reductions:

Certain Portfolio trades are directed to brokers who paid a portion of the Portfolio’s expenses. Amounts paid for the Portfolio are shown as expense reductions in the Statement of Operations.

3.	INVESTMENT TRANSACTIONS:

For the year ended December 31, 2007, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$0	$1,180,530,715	$0	$1,299,259,175

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2007	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
$8,214,631	0.850%	Of the first $500 million
	0.800%	Of the next $500 million
	0.750%	On amounts in excess of $1 billion

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. BlackRock Advisors, LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

MSF-14

Metropolitan Series Fund, Inc.

BlackRock Strategic Value Portfolio

Notes to Financial Statements—December 31, 2007—(Continued)

Service and Distribution Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing, the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the year ended December 31, 2007 are shown as Service and Distribution fees in the Statement of Operations.

5.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolios’ behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Portfolio receives 80% of the annual net income from securities lending transactions, which is included in interest income of the Portfolio. The remaining 20% is paid to the custodian as compensation for its securities lending services. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. Any outstanding loans by the Portfolio at December 31, 2007 are footnoted in the Schedule of Investments.

6.	REGULATORY MATTERS:

As previously reported, in May 2004, General American received a Wells Notice stating that the SEC staff was considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws against General American with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through General American. General American responded to the SEC staff and cooperated with the investigation. On August 9, 2007, the SEC announced that it had settled an enforcement action regarding late trading against General American with, among other things, General American agreeing to pay a civil penalty and to comply with certain undertakings. General American consented to the SEC’s order without admitting or denying the findings. MetLife Advisers has also advised the Fund’s Board of Directors that, while certain exceptions to the Fund’s policies have been noted, no situations have been identified that would have a material impact on the financial position of the Fund.

7.	RECENT ACCOUNTING PRONOUNCEMENTS:

Effective June 29, 2007, the Fund implemented Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109” (“FIN 48”). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Fund, and has determined that the adoption of FIN 48 does not have a material impact on the Fund’s financial statements. The Fund files U.S. tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s tax returns remains open for the years ended December 31, 2004 through December 31, 2006.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

MSF-15

Metropolitan Series Fund, Inc.

BlackRock Strategic Value Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of the Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the BlackRock Strategic Value Portfolio, one of the portfolios constituting the Metropolitan Series Fund, Inc. (the “Fund”) as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the BlackRock Strategic Value Portfolio of the Metropolitan Series Fund, Inc. as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 21, 2008

MSF-16

Metropolitan Series Fund, Inc.

Directors and Officers

The Fund’s Directors review actions of the Fund’s investment adviser and subadvisers, and decide upon matters of general policy. The Fund’s officers supervise the daily business operations of the Fund. The Board of Directors and the Fund’s officers are listed below. Each Director is responsible for overseeing all 36 Portfolios of the Fund. There is no limit to the term a Director may serve. Directors serve until their resignation, retirement or removal in accordance with the Fund’s organizational documents and policies adopted by the Board from time to time. Officers hold office at the pleasure of the Board or until the election or appointment and the qualification of a successor. The address of the directors and officers is c/o Metropolitan Series Fund, Inc., 501 Boylston Street, Boston, MA 02116.

Interested Directors(1)

Each Director below is an “interested person” (as defined by the 1940 Act) with respect to the Fund in that Ms. Forget is an employee of MetLife and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Elizabeth M. Forget Age: 41	Director, Chairman of the Board, President and Chief Executive Officer	2006	Senior Vice President (since 2007), MetLife, Inc.; President, Met Investors Advisory, LLC (“MIA”); Trustee and President, Met Investors Series Trust (“MIST”); Executive Vice President, MetLife Investors Group, Inc.; President (since 2006), MetLife Advisers.	81

Arthur G. Typermass Age: 70	Director	1998	Formerly, Senior Vice President and Treasurer, MetLife.	37

Non-Interested Directors(1)

Each Director below is not an “interested person” (as defined by the 1940 Act) with respect to the Fund (collectively, the “Independent Directors”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† Age: 70	Director	1985	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	37

Linda B. Strumpf Age: 60	Director	2000	Vice President and Chief Investment Officer, Ford Foundation.	37

Michael S. Scott Morton† Age: 70	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, MIT.	37

H. Jesse Arnelle Age: 74	Director	2001	Formerly, Counsel, Womble Carlyle Sandrie & Rice; Director, Textron Inc. (global multi-industry company)*; formerly, Director, Gannet Co. Inc. (diversified news and information company)*; formerly, Director, Eastman Chemical Company (global chemical company)*; formerly, Director, Waste Management, Inc.*; formerly, Director, Armstrong Holdings Inc. (parent company of floor and ceiling products business)*; formerly, Director, FPL Group Inc. (public utility holding company)*; Director, URS Corporation (engineering design services firm)*.	37

Nancy Hawthorne Age: 56	Director	2003	Director, Avid Technologies (computer software company)*; formerly, Chairman of the Board of Avid Technologies; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Chief Executive Officer, Clerestory LLC (corporate financial advisor); formerly, Trustee, New England Zenith Fund (“Zenith Fund”)**; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company )*.	37

MSF-17

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
John T. Ludes Age: 71	Director	2003	President, LFP Properties (consulting firm); Formerly, Trustee, Zenith Fund**; formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	37

Officers(1)

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey P. Halperin	40	Chief Compliance Officer	2006	Vice President (since 2006), Corporate Ethics and Compliance Department, MetLife, Inc.; Chief Compliance Officer (since 2006), MetLife Advisers, MIA and MIST.

John F. Guthrie, Jr.	64	Senior Vice President	2002	Manager and Senior Vice President, MetLife Advisers; Vice President, MetLife; Vice President (since 2003), MetLife Group, Inc.; Vice President, NELICO; Vice President (since 2005), MIA; formerly, Senior Vice President, Zenith Fund**.

Alan C. Leland	55	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Treasurer (since 2005), Met Investors Advisory, LLC; Vice President (since 2004), MIA; Vice President (since 2003), MetLife Group, Inc.; Vice President, MetLife; Senior Vice President, NELICO

Peter Duffy	52	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers (since 1998); Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife Group, Inc.; formerly, Vice President and Treasurer, Zenith Fund**.

Thomas M. Lenz	49	Vice President and Secretary	2002	General Counsel and Secretary, MetLife Advisers; Assistant General Counsel, MetLife; formerly, Vice President and Secretary, Zenith Fund**.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
**	The Zenith Fund deregistered with the Securities and Exchange Commission (“SEC”) in 2004.
(†)	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the “State Street Research Funds”).
(1)	Each Director of the Fund also serves as trustee of Metropolitan Series Fund II (“Met Series Fund II”), a registered investment company advised by MetLife Advisers. Each officer of the Fund serves in the same position with Met Series Fund II, which consists of one portfolio.
(2)	Previous positions during the past five years with the Fund, MIST, MetLife, MetLife Advisers, MIA, Zenith Fund, NELICO or New England Securities Corporation are omitted if not materially different.
(3)	The Fund Complex includes the Fund (36 portfolios), Met Series Fund II (1 portfolio) and MIST (44 portfolios)

MSF-18

Metropolitan Series Fund, Inc.

BlackRock Strategic Value Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Fund’s Contract Review Committees of the Board of Directors (the “Board”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (collectively, the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals at the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers, the Fund’s investment adviser, and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through the subadvisers’ responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies and the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (viii) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (ix) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (x) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xi) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee on September 12, 2007, the Board, at its November 15, 2007 meeting, approved the continuation through December 31, 2008 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio of the Fund. The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the establishment of the investment strategies of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of Subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of

MSF-19

Metropolitan Series Fund, Inc.

BlackRock Strategic Value Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ recommendations regarding reductions in Fee rates, implementation of Fee breakpoints and institution of Fee waivers and expense caps.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and their affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

MSF-20

Metropolitan Series Fund, Inc.

BlackRock Strategic Value Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution, brokerage and transfer agency services to the Portfolios, and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2008.

MSF-21

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2007 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-22

Metropolitan Series Fund, Inc. Capital Guardian U.S. Equity Portfolio Annual Report	December 31, 2007

Letter from the President

February 1, 2008

Letter to Policy Holders:

2007 was a tumultuous year in the financial markets driven by concerns in the credit markets surrounding sub-prime mortgages and fears of recession in the U.S. Economy. The broad markets were mixed, with the Dow Jones Industrial Average up 8.9% and the MSCI EAFE Index, which measures the performance of international equities, up 11.2% for the year, while the Russell 2000 Index, which measures the performance of small capitalization stocks, was down 1.6%.

In the fixed income markets, credit spreads increased as a result of the pressure from sub-prime mortgage crisis and the Federal Reserve lowered interest rates by a total of 1% during the year. The Lehman Brothers Aggregate Bond Index posted a 7.0% return for the year.

On the following pages, you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth Forget

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

Capital Guardian U.S. Equity Portfolio

Managed by Capital Guardian Trust Company

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the year ended December 31, 2007, the Class A shares of the Capital Guardian U.S. Equity Portfolio returned -0.1%, compared to its benchmark, the Standard & Poor’s 500 Index1, which returned 5.5%. The average return of its peer group, the Lipper Variable Insurance Products Multi-Cap Core Funds Universe2, was 6.2% over the same period.

PORTFOLIO REVIEW

U.S. equities made small gains in a year dominated by fluctuating liquidity levels and corporate profits. Stocks soared to new highs earlier in the year on record Mergers & Acquisitions (M&A) activity and strong earning reports, then dropped dramatically as the tap of cheap money dried up in the wake of the subprime mortgage crisis. By year’s end, earnings had begun to slide and investors grew concerned about the possibility of an economic recession.

Stocks soared for much of the year as easy money supported a record $4.7 trillion in worldwide deals, companies reported strong corporate earnings, and the economy accelerated. But ripples of subprime mortgage trouble appeared in February and June before bursting open in the third quarter. The fallout incorporated two main elements: the lower value of subprime mortgages and related investments, and the effect of the crisis on financial institutions that wrote down the value of their mortgage assets and subsequently faced severe financing constraints. Though the Federal Reserve cut interest rates three times and worked with other central banks to inject liquidity into the system, earnings began to decline and the outlook for economic growth looked bleak by December, while much of 2007’s stock market gains were erased. The S&P 500 Index ended the year up 5.5%.

The equity sell-off was most acutely felt by financial companies, which had their worst year since 1990. Citigroup was the biggest drag on the S&P 500 Index after it announced staggering losses. Consumer discretionary stocks slid as concerns about the economy grew. Other sectors posted double-digit gains, however. Energy stocks climbed as oil futures rose by nearly 60%, materials advanced on demand from the emerging markets and utilities benefited both from the M&A boom and the flight to safety amid the turmoil. Information technology stocks also jumped, led by Apple after the unveiling of its iPhone.

Economic data showed that while the housing market was at its weakest level in decades, other critical measures of the economy, including employment, held up well throughout most of the year. Real GDP growth accelerated to 4.9% in the third quarter, though by the end of 2007 durable goods data and other economic indicators showed signs of strain.

The Portfolio’s underperformance relative to the Index was due primarily to stock selection in the information technology and financials sectors during the fourth quarter. Rising investor concern about the U.S. economy and capital spending negatively impacted some of the Portfolio’s technology holdings, including contract manufacturers and semiconductor memory companies SanDisk, Micron Technology, and Jabil Circuit.

We added to our financial holdings among thrifts, mortgage lenders, and insurers in the third quarter as valuations declined, but we did so too early as the credit crunch further intensified in the fourth quarter. Washington Mutual was the biggest detractor to Portfolio returns. The largest U.S. savings and loan saw its shares tumble as the housing and credit markets deteriorated and after regulators began investigating how the company set values for mortgages sold to investors. Other decliners in the financials area included Wachovia, Ambac Financial Group, MBIA, and Sallie Mae, which sank after a $25 billion proposed takeover collapsed. Selection in health care and the underweight position in energy also hurt returns. The choice of materials stocks, especially Potash Corp. of Saskatchewan, was positive for the Portfolio. The stock gained as demand for fertilizers increased throughout the year. Google was the top contributor to returns as the company posted consistently solid results.

* The views expressed above are those of the subadvisory firm as of December 31, 2007 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

1 The Standard & Poor’s (S&P) 500® Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange.

2 The Lipper Variable Insurance Products Fund Average is an average of the total return performance (calculated on the basis of net asset value) of variable product funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-2

Metropolitan Series Fund, Inc.

Capital Guardian U.S. Equity Portfolio

A $10,000 INVESTMENT COMPARED TO

THE S&P 500 INDEX

Average Annual Returns as of December 31, 2007

	Capital Guardian U.S. Equity Portfolio		S&P 500
	Class A	Class B	Index
1 Year	-0.1%	-0.3%	5.5%
5 Year	11.9	11.6	12.8
Since Inception	5.9	5.7	7.6

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception date of the Class A and Class B shares is 5/1/02. Index since inception return is based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of December 31, 2007

Top Holdings

% of Total Net Assets
Google, Inc.	2.9%
UnitedHealth Group, Inc.	2.2%
General Electric Co.	2.2%
JPMorgan Chase & Co.	2.1%
Genentech, Inc.	1.9%
Royal Dutch Shell, Plc. (ADR)	1.8%
Target Corp.	1.8%
Wachovia Corp.	1.7%
United Parcel Service, Inc.	1.7%
The Goldman Sachs Group, Inc.	1.5%

Top Sectors

% of Total Market Value
Information Technology	20.1%
Financials	17.3%
Health Care	14.9%
Consumer Discretionary	12.1%
Industrials	10.1%
Energy	8.2%
Consumer Staples	6.9%
Materials	4.3%
Telecommunication Services	2.7%
Utilities	1.5%

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2007 through December 31, 2007.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period* July 1, 2007 to December 31, 2007
Capital Guardian U.S. Equity—Class A	Actual	0.72%	$1,000.00	$934.60	$3.51
	Hypothetical	0.72%	$1,000.00	$1,021.53	$3.67

Capital Guardian U.S. Equity—Class B	Actual	0.97%	$1,000.00	$932.90	$4.73
	Hypothetical	0.97%	$1,000.00	$1,020.26	$4.94

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MSF-4

Metropolitan Series Fund, Inc.

Capital Guardian U.S. Equity Portfolio

Schedule of Investments as of December 31, 2007

Common Stock—98.3% of Total Net Assets

Security Description	Shares	Value*

Aerospace & Defense—1.7%
Boeing Co.	49,800	$4,355,508
United Technologies Corp.	57,090	4,369,669

		8,725,177

Air Freight & Logistics—2.1%
FedEx Corp.	22,580	2,013,459
United Parcel Service, Inc. (Class B)	126,000	8,910,720

		10,924,179

Airlines—0.2%
Southwest Airlines Co.	86,000	1,049,200

Auto Components—0.4%
Johnson Controls, Inc.	27,200	980,288
WABCO Holdings, Inc.	17,366	869,863

		1,850,151

Automobiles—0.8%
Ford Motor Co. (a)	438,300	2,949,759
General Motors Corp.	43,300	1,077,737

		4,027,496

Beverages—2.2%
Anheuser-Busch Cos., Inc.	20,300	1,062,502
PepsiCo, Inc.	86,180	6,541,062
The Coca-Cola Co.	60,100	3,688,337

		11,291,901

Biotechnology—3.2%
Genentech, Inc. (a)	150,300	10,080,621
ImClone Systems, Inc. (a)	90,800	3,904,400
Millennium Pharmaceuticals, Inc. (a)	176,600	2,645,468

		16,630,489

Building Products—0.1%
Owens Corning, Inc. (a)	30,500	616,710

Capital Markets—2.6%
American Capital Strategies, Ltd.	47,000	1,549,120
Lehman Brothers Holdings, Inc.	60,400	3,952,576
The Goldman Sachs Group, Inc.	37,180	7,995,559

		13,497,255

Chemicals—1.9%
Celanese Corp.	26,900	1,138,408
Monsanto Co.	19,200	2,144,448
Potash Corp. of Saskatchewan, Inc.	45,900	6,607,764

		9,890,620

Commercial Banks—3.1%
Fifth Third Bancorp	56,900	1,429,897
SunTrust Banks, Inc.	30,300	1,893,447
Wachovia Corp.	238,247	9,060,533
Wells Fargo & Co.	132,700	4,006,213

		16,390,090

Security Description	Shares	Value*

Commercial Services & Supplies—0.1%
Monster Worldwide, Inc. (a)	23,000	$745,200

Communications Equipment—3.2%
Ciena Corp. (a)	17,400	593,514
Cisco Systems, Inc. (a)	282,340	7,642,944
Corning, Inc. (a)	48,150	1,155,118
Polycom, Inc. (a)	41,900	1,163,982
QUALCOMM, Inc.	152,860	6,015,041

		16,570,599

Computers & Peripherals—3.2%
Brocade Communications Systems, Inc. (a)	223,900	1,643,426
Dell, Inc. (a)	89,400	2,191,194
Hewlett-Packard Co.	51,020	2,575,490
Network Appliance, Inc. (a)	23,200	579,072
SanDisk Corp. (a)	177,200	5,877,724
Seagate Technology (a)	97,300	2,481,150
Sun Microsystems, Inc. (a)	83,325	1,510,682

		16,858,738

Construction & Engineering—1.1%
Fluor Corp.	38,500	5,610,220

Construction Materials—0.2%
Vulcan Materials Co.	12,900	1,020,261

Consumer Finance—1.3%
AmeriCredit Corp. (a)	54,900	702,171
Capital One Financial Corp.	40,300	1,904,578
SLM Corp.	216,900	4,368,366

		6,975,115

Diversified Financial Services—2.3%
JPMorgan Chase & Co.	246,372	10,754,138
Moody’s Corp.	35,400	1,263,780

		12,017,918

Diversified Telecommunication Services—2.3%
AT&T, Inc.	127,877	5,314,568
Level 3 Communications, Inc. (a)	414,500	1,260,080
Time Warner Telecom, Inc. (Class A) (a)	177,200	3,595,388
Verizon Communications, Inc.	46,638	2,037,614

		12,207,650

Electric Utilities—1.0%
Edison International	66,800	3,565,116
Pinnacle West Capital Corp.	36,000	1,526,760

		5,091,876

Electrical Equipment—0.6%
Cooper Industries, Ltd. (Class A)	30,400	1,607,552
Emerson Electric Co.	23,400	1,325,844

		2,933,396

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Capital Guardian U.S. Equity Portfolio

Schedule of Investments as of December 31, 2007

Common Stock—(Continued)

Security Description	Shares	Value*

Electronic Equipment & Instruments—1.2%
Agilent Technologies, Inc. (a)	45,005	$1,653,484
Flextronics International, Ltd. (a)	136,400	1,644,984
Jabil Circuit, Inc.	199,010	3,038,882

		6,337,350

Energy Equipment & Services—3.4%
Baker Hughes, Inc.	32,910	2,669,001
BJ Services Co.	127,200	3,085,872
Schlumberger, Ltd.	81,200	7,987,644
Weatherford International, Ltd. (a)	60,100	4,122,860

		17,865,377

Food & Staples Retailing—0.3%
Costco Wholesale Corp.	25,000	1,744,000

Food Products—2.6%
Campbell Soup Co.	39,500	1,411,335
General Mills, Inc.	14,200	809,400
Kraft Foods, Inc. (Class A)	157,336	5,133,874
Sara Lee Corp.	231,700	3,721,102
Unilever NV (NY Shares)	63,600	2,318,856

		13,394,567

Health Care Equipment & Supplies—2.3%
Baxter International, Inc.	130,700	7,587,135
Lumenis, Ltd. (a)	520	546
Medtronic, Inc.	86,600	4,353,382

		11,941,063

Health Care Providers & Services—2.8%
DaVita, Inc. (a)	53,500	3,014,725
UnitedHealth Group, Inc.	201,800	11,744,760

		14,759,485

Health Care Technology—0.2%
Cerner Corp. (a)	16,500	930,600

Hotels, Restaurants & Leisure—1.3%
Carnival Corp.	17,300	769,677
Las Vegas Sands Corp. (a)	28,000	2,885,400
McDonald’s Corp.	23,600	1,390,276
Starbucks Corp. (a)	50,700	1,037,829
Starwood Hotels & Resorts Worldwide, Inc. (a)	15,635	688,409

		6,771,591

Household Durables—0.4%
Fortune Brands, Inc.	13,800	998,568
Jarden Corp. (a)	24,100	569,001
Lennar Corp. (Class A)	39,100	699,499

		2,267,068

Household Products—0.3%
Energizer Holdings, Inc. (a)	13,400	1,502,542

Security Description	Shares	Value*

Independent Power Producers & Energy Traders—0.2%
The AES Corp. (a)	56,300	$1,204,257

Industrial Conglomerates—2.6%
General Electric Co.	311,300	11,539,891
Siemens AG (ADR)	9,100	1,431,976
Tyco International, Ltd.	19,800	785,070

		13,756,937

Insurance—4.4%
Aflac, Inc.	30,000	1,878,900
AMBAC Financial Group, Inc.	84,000	2,164,680
American International Group, Inc.	119,800	6,984,340
Berkshire Hathaway, Inc. (Class A) (a)	27	3,823,200
Marsh & McLennan Cos., Inc.	112,500	2,977,875
MBIA, Inc.	108,800	2,026,944
The Progressive Corp.	73,800	1,414,008
XL Capital, Ltd. (Class A)	33,200	1,670,292

		22,940,239

Internet Software & Services—5.0%
eBay, Inc. (a)	205,320	6,814,571
Google, Inc. (Class A) (a)	22,030	15,233,304
Yahoo!, Inc. (a)	168,180	3,911,867

		25,959,742

IT Services—0.7%
Affiliated Computer Services, Inc. (Class A) (a)	17,100	771,210
Paychex, Inc.	45,300	1,640,766
Verifone Holdings, Inc. (a)	59,900	1,392,675

		3,804,651

Machinery—1.5%
Danaher Corp.	33,500	2,939,290
Illinois Tool Works, Inc.	84,100	4,502,714
Parker-Hannifin Corp.	7,500	564,825

		8,006,829

Media—2.9%
CBS Corp. (Class B)	94,050	2,562,862
Comcast Corp. (Class A)	50,100	914,826
Gannett Co., Inc.	34,900	1,361,100
Omnicom Group, Inc.	28,600	1,359,358
The Walt Disney Co.	146,200	4,719,336
Time Warner Cable, Inc. (Class A) (a)	45,500	1,255,800
Time Warner, Inc.	92,300	1,523,873
Viacom, Inc. (Class B) (a)	37,650	1,653,588

		15,350,743

Metals & Mining—2.2%
Allegheny Technologies, Inc.	8,200	708,480
Barrick Gold Corp.	149,100	6,269,655
Cleveland-Cliffs, Inc.	9,600	967,680
Freeport-McMoRan Copper & Gold, Inc.	15,600	1,598,064
Newmont Mining Corp.	33,000	1,611,390
Nucor Corp.	9,100	538,902

		11,694,171

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Capital Guardian U.S. Equity Portfolio

Schedule of Investments as of December 31, 2007

Common Stock—(Continued)

Security Description	Shares	Value*

Multi-Utilities—0.3%
CMS Energy Corp.	91,700	$1,593,746

Multiline Retail—2.0%
Nordstrom, Inc.	31,100	1,142,303
Target Corp.	189,400	9,470,000

		10,612,303

Mutual Funds—1.0%
SPDR Trust	36,600	5,351,286

Oil, Gas & Consumable Fuels—4.8%
Anadarko Petroleum Corp.	23,200	1,524,008
Arch Coal, Inc.	33,600	1,509,648
Chevron Corp.	24,973	2,330,730
ConocoPhillips	29,100	2,569,530
EOG Resources, Inc.	13,000	1,160,250
Exxon Mobil Corp.	49,199	4,609,454
Peabody Energy Corp.	30,800	1,898,512
Royal Dutch Shell, Plc. (ADR) (A Shares)	95,900	8,074,780
Royal Dutch Shell, Plc. (ADR) (B Shares)	19,307	1,602,481

		25,279,393

Personal Products—0.4%
Avon Products, Inc.	24,300	960,579
Bare Escentuals, Inc. (a)	40,000	970,000

		1,930,579

Pharmaceuticals—6.5%
Abbott Laboratories	41,100	2,307,765
Allergan, Inc.	66,860	4,295,086
AstraZeneca, Plc. (ADR)	124,600	5,335,372
Bristol-Myers Squibb Co.	102,700	2,723,604
Forest Laboratories, Inc. (a)	150,760	5,495,202
Pfizer, Inc.	143,700	3,266,301
Sanofi-Aventis (ADR)	110,600	5,035,618
Sepracor, Inc. (a)	77,790	2,041,988
Teva Pharmaceutical Industries, Ltd. (ADR)	49,100	2,282,168
Wyeth	31,900	1,409,661

		34,192,765

Real Estate Investment Trusts—0.3%
Douglas Emmett, Inc.	29,800	673,778
General Growth Properties, Inc.	11,380	468,628
Host Hotels & Resorts, Inc.	16,676	284,159

		1,426,565

Semiconductors & Semiconductor Equipment—4.9%
Altera Corp. (a)	171,300	3,309,516
Applied Materials, Inc.	370,401	6,578,322
ASML Holding NV	13,075	409,117
Intel Corp.	108,600	2,895,276
KLA-Tencor Corp.	128,900	6,207,824
Lam Research Corp. (a)	23,800	1,028,874
Micron Technology, Inc. (a)	425,600	3,085,600
Qimonda AG (ADR) (a)	102,700	734,305

Security Description	Shares	Value*

Semiconductors & Semiconductor Equipment—(Continued)
Silicon Laboratories, Inc. (a)	7,200	$269,496
Xilinx, Inc.	40,600	887,922

		25,406,252

Software—2.0%
Microsoft Corp.	208,230	7,412,988
Oracle Corp. (a)	82,100	1,853,818
SAP AG (ADR)	24,655	1,258,638

		10,525,444

Specialty Retail—3.2%
Best Buy Co., Inc.	121,100	6,375,915
Lowe’s Cos., Inc.	291,900	6,602,778
The Home Depot, Inc.	71,458	1,925,079
Urban Outfitters, Inc. (a)	68,500	1,867,310

		16,771,082

Textiles, Apparel & Luxury Goods—0.7%
Coach, Inc. (a)	22,900	700,282
Hanesbrands, Inc. (a)	107,687	2,925,856

		3,626,138

Thrifts & Mortgage Finance—2.7%
Federal Home Loan Mortgage Corp.	87,900	2,994,753
Federal National Mortgage Association	89,400	3,574,212
Hudson City Bancorp, Inc.	220,700	3,314,914
IndyMac Bancorp, Inc.	109,400	650,930
Washington Mutual, Inc.	264,300	3,597,123

		14,131,932

Tobacco—1.2%
Altria Group, Inc.	81,400	6,152,212

Wireless Telecommunication Services—0.4%
American Tower Corp. (Class A) (a)	48,370	2,060,562

Total Common Stock (Identified Cost $497,644,270)		514,215,712

Preferred Stock—0.7%

Consumer Finance—0.1%
SLM Corp.	320	331,760

Pharmaceuticals—0.2%
Schering-Plough Corp.	5,000	1,214,375

Thrifts & Mortgage Finance—0.4%
Washington Mutual, Inc.	2,420	2,141,700

Total Preferred Stock (Identified Cost $3,960,212)		3,687,835

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Capital Guardian U.S. Equity Portfolio

Schedule of Investments as of December 31, 2007

Fixed Income—Convertible—0.2%

Security Description	Face Amount	Value*

Automobiles—0.2%
Ford Motor Co. 4.250%, 12/15/36	$1,284,000	$1,275,975

Total Fixed Income—Convertible (Identified Cost $1,291,979)		1,275,975

Short Term Investments—1.0%

Repurchase Agreement—1.0%
State Street Corp. Repurchase Agreement dated 12/31/07 at 1.70% to be repurchased at $5,182,489 on 1/02/08, collateralized by $3,780,000 U.S. Treasury Bond 8.50% due 2/15/20 with a value of $5,287,275.	5,182,000	5,182,000

Total Short Term Investments (Identified Cost $5,182,000)		5,182,000

Total Investments—100.2% (Identified Cost $508,078,461) (b)		524,361,522
Liabilities in excess of other assets		(1,243,413)

Total Net Assets—100%		$523,118,109

(a)	Non-Income Producing.
(b)	The aggregate cost of investments for federal income tax purposes as of December 31, 2007 was $509,272,729 and the composition of unrealized appreciation and depreciation of investment securities was $71,918,869 and $(56,830,076), respectively.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Capital Guardian U.S. Equity Portfolio

Statement of Assets & Liabilities

December 31, 2007

Assets
Investments at value (a)		$524,361,522
Cash		650
Receivable for:
Securities sold		687,381
Fund shares sold		48,664
Accrued interest and dividends		748,035
Foreign taxes		11,986

Total Assets		525,858,238
Liabilities
Payable for:
Securities purchased	$1,897,305
Fund shares redeemed	468,928
Accrued expenses:
Management fees	302,774
Service and distribution fees	23,654
Deferred directors’ fees	3,474
Other expenses	43,994

Total Liabilities		2,740,129

Net Assets		$523,118,109

Net assets consists of:
Capital paid in		$489,762,277
Undistributed net investment income		4,674,866
Accumulated net realized gains		12,397,905
Unrealized appreciation on investments		16,283,061

Net Assets		$523,118,109

Computation of offering price:
Class A
Net asset value and redemption price per share ($414,065,434 divided by 33,287,194 shares outstanding)		$12.44

Class B
Net asset value and redemption price per share ($109,052,675 divided by 8,817,004 shares outstanding)		$12.37

(a) Identified cost of investments		$508,078,461

Statement of Operations

For the Year Ended December 31, 2007

Investment Income
Dividends		$8,836,805 (a)
Interest		266,911

		9,103,716
Expenses
Management fees	$3,770,032
Service and distribution fees—Class B	289,286
Directors’ fees and expenses	23,669
Custodian	64,593
Audit and tax services	31,738
Legal	5,216
Printing	129,350
Insurance	6,475
Miscellaneous	22,466

Total expenses	4,342,825
Expense reductions	(15,107)	4,327,718

Net Investment Income		4,775,998

Realized and Unrealized Gain (Loss)
Realized gain (loss) on:
Investments—net	61,537,604
Futures contracts—net	(178,119)
Foreign currency transactions—net	7	61,359,492

Change in unrealized depreciation on:
Investments—net		(65,773,349)

Net loss		(4,413,857)

Net Increase in Net Assets From Operations		$362,141

(a)	Net of foreign taxes of $117,455.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Capital Guardian U.S. Equity Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2007	Year ended December 31, 2006
From Operations
Net investment income	$4,775,998	$3,909,548
Net realized gain	61,359,492	41,900,969
Unrealized appreciation (depreciation)	(65,773,349)	4,370,028

Increase in net assets from operations	362,141	50,180,545

From Distributions to Shareholders
Net investment income
Class A	(2,110,792)	(4,202,600)
Class B	(268,916)	(767,845)

	(2,379,708)	(4,970,445)

Net realized gain
Class A	(26,256,976)	(4,498,095)
Class B	(6,493,530)	(1,062,574)

	(32,750,506)	(5,560,669)

Total distributions	(35,130,214)	(10,531,114)

Increase (decrease) in net assets from capital share transactions	4,604,611	(3,063,753)

Total increase (decrease) in net assets	(30,163,462)	36,585,678

Net Assets
Beginning of the period	553,281,571	516,695,893

End of the period	$523,118,109	$553,281,571

Undistributed Net Investment Income
End of the period	$4,674,866	$2,314,425

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2007		Year ended December 31, 2006
	Shares	$	Shares	$
Class A
Sales	4,411,021	$57,665,708	417,463	$5,307,415
Shares issued through acquisition	0	0	5,107,411	65,374,860
Reinvestments	2,183,816	28,367,768	685,094	8,700,695
Redemptions	(6,902,715)	(91,386,169)	(7,232,639)	(91,768,076)

Net decrease	(307,878)	$(5,352,693)	(1,022,671)	$(12,385,106)

Class B
Sales	1,765,336	$23,167,316	1,613,530	$20,382,709
Reinvestments	522,600	6,762,446	144,583	1,830,419
Redemptions	(1,517,326)	(19,972,458)	(1,023,205)	(12,891,775)

Net increase	770,610	$9,957,304	734,908	$9,321,353

Increase (decrease) derived from capital share transactions		$4,604,611		$(3,063,753)

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Capital Guardian U.S. Equity Portfolio

Financial Highlights

	Class A
	Year ended December 31,
	2007	2006	2005		2004	2003
Net Asset Value, Beginning of Period	$13.30	$12.33	$11.66		$10.81	$7.90

Income From Investment Operations
Net investment income	0.12 (a)	0.11	0.09		0.09	0.07
Net realized and unrealized gain (loss) of investments	(0.09)	1.13	0.58		0.91	2.89

Total from investment operations	0.03	1.24	0.67		1.00	2.96

Less Distributions
Distributions from net investment income	(0.07)	(0.13)	(0.00	)(b)	(0.15)	(0.05)
Distributions from net realized capital gains	(0.82)	(0.14)	0.00		0.00	0.00

Total distributions	(0.89)	(0.27)	0.00		(0.15)	(0.05)

Net Asset Value, End of Period	$12.44	$13.30	$12.33		$11.66	$10.81

Total Return (%)	(0.1)	10.1	5.8		9.3	37.7
Ratio of operating expenses to average net assets before expense reductions (%)	0.71	0.73	0.73		0.75	0.76
Ratio of operating expenses to average net assets after expense reductions (%) (c)	0.71	0.73	0.73		0.74	0.74
Ratio of net investment income to average net assets (%)	0.89	0.76	0.73		0.77	0.65
Portfolio turnover rate (%)	45	42	29		45	27
Net assets, end of period (000)	$414,065	$446,828	$426,968		$455,938	$351,867

	Class B
	Year ended December 31,
	2007	2006	2005		2004	2003
Net Asset Value, Beginning of Period	$13.23	$12.27	$11.63		$10.78	$7.89

Income From Investment Operations
Net investment income	0.08 (a)	0.06	0.06		0.07	0.04
Net realized and unrealized gain (loss) of investments	(0.09)	1.14	0.58		0.90	2.90

Total from investment operations	(0.01)	1.20	0.64		0.97	2.94

Less Distributions
Distributions from net investment income	(0.03)	(0.10)	0.00		(0.12)	(0.05)
Distributions from net realized capital gains	(0.82)	(0.14)	0.00		0.00	0.00

Total distributions	(0.85)	(0.24)	0.00		(0.12)	(0.05)

Net Asset Value, End of Period	$12.37	$13.23	$12.27		$11.63	$10.78

Total Return (%)	(0.3)	9.8	5.5		9.0	37.4
Ratio of operating expenses to average net assets before expense reductions (%)	0.96	0.98	0.98		1.00	1.01
Ratio of operating expenses to average net assets after expense reductions (%) (c)	0.96	0.98	0.98		0.99	0.99
Ratio of net investment income to average net assets (%)	0.64	0.51	0.48		0.56	0.39
Portfolio turnover rate (%)	45	42	29		45	27
Net assets, end of period (000)	$109,053	$106,454	$89,728		$68,440	$28,420

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Distributions for the period were less than $0.01.
(c)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

Capital Guardian U.S. Equity Portfolio

Notes to Financial Statements—December 31, 2007

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The Capital Guardian U.S. Equity Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A and Class B. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

MSF-12

Metropolitan Series Fund, Inc.

Capital Guardian U.S. Equity Portfolio

Notes to Financial Statements—December 31, 2007—(Continued)

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated day-to-day responsibility for valuing Portfolio assets to the subadviser of the Portfolio, who values such assets as described above and operates under procedures approved by the Board.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

MSF-13

Metropolitan Series Fund, Inc.

Capital Guardian U.S. Equity Portfolio

Notes to Financial Statements—December 31, 2007—(Continued)

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Options:

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

MSF-14

Metropolitan Series Fund, Inc.

Capital Guardian U.S. Equity Portfolio

Notes to Financial Statements—December 31, 2007—(Continued)

As of December 31, 2007, the Portfolio had capital loss carryovers as follows:

Expiring 12/31/09	Expiring 12/31/08	Total
$8,209,090	$34,687,599	$42,896,689

The utilization of the capital loss carryforward acquired as part of a merger may be limited under section 382 of the Internal Revenue Code.

The tax character of distributions paid for the periods ended December 31, 2007 and 2006 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2007	2006	2007	2006	2007	2006	2007	2006
$5,251,860	$4,970,445	$29,878,354	$5,560,669	$—	$—	$35,130,214	$10,531,114

As of December 31, 2007, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation	Loss Carryforwards	Total
$4,824,890	$56,343,609	$15,088,793	$(42,896,689)	$33,360,603

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

Expense Reductions:

Certain Portfolio trades are directed to brokers who paid a portion of the Portfolio’s expenses. Amounts paid for the Portfolio are shown as expense reductions in the Statement of Operations.

3.	INVESTMENT TRANSACTIONS:

For the year ended December 31, 2007, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$0	$254,422,527	$0	$281,721,289

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2007	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
$3,770,032	0.700%	Of the first $200 million
	0.650%	Of the next $300 million
	0.600%	Of the next $1.5 billion
	0.550%	On amounts in excess of $2 billion

MSF-15

Metropolitan Series Fund, Inc.

Capital Guardian U.S. Equity Portfolio

Notes to Financial Statements—December 31, 2007—(Continued)

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Capital Guardian Trust Company is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Service and Distribution Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B shares. Under the Distribution and Service Plan, the Class B shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing, the Class B shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares. Amounts paid by the Portfolio for the year ended December 31, 2007 are shown as Service and Distribution fees in the Statement of Operations.

5.	REGULATORY MATTERS:

As previously reported, in May 2004, General American received a Wells Notice stating that the SEC staff was considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws against General American with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through General American. General American responded to the SEC staff and cooperated with the investigation. On August 9, 2007, the SEC announced that it had settled an enforcement action regarding late trading against General American with, among other things, General American agreeing to pay a civil penalty and to comply with certain undertakings. General American consented to the SEC’s order without admitting or denying the findings. MetLife Advisers has also advised the Fund’s Board of Directors that, while certain exceptions to the Fund’s policies have been noted, no situations have been identified that would have a material impact on the financial position of the Fund.

6.	RECENT ACCOUNTING PRONOUNCEMENTS:

Effective June 29, 2007, the Fund implemented Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109” (“FIN 48”). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Fund, and has determined that the adoption of FIN 48 does not have a material impact on the Fund’s financial statements. The Fund files U.S. tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s tax returns remains open for the years ended December 31, 2004 through December 31, 2006.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio financial statement disclosures.

MSF-16

Metropolitan Series Fund, Inc.

Capital Guardian U.S. Equity Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of the Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Capital Guardian U.S. Equity Portfolio, one of the portfolios constituting the Metropolitan Series Fund, Inc. (the “Fund”) as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Capital Guardian U.S. Equity Portfolio of the Metropolitan Series Fund, Inc. as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 21, 2008

MSF-17

Metropolitan Series Fund, Inc.

Directors and Officers

The Fund’s Directors review actions of the Fund’s investment adviser and subadvisers, and decide upon matters of general policy. The Fund’s officers supervise the daily business operations of the Fund. The Board of Directors and the Fund’s officers are listed below. Each Director is responsible for overseeing all 36 Portfolios of the Fund. There is no limit to the term a Director may serve. Directors serve until their resignation, retirement or removal in accordance with the Fund’s organizational documents and policies adopted by the Board from time to time. Officers hold office at the pleasure of the Board or until the election or appointment and the qualification of a successor. The address of the directors and officers is c/o Metropolitan Series Fund, Inc., 501 Boylston Street, Boston, MA 02116.

Interested Directors(1)

Each Director below is an “interested person” (as defined by the 1940 Act) with respect to the Fund in that Ms. Forget is an employee of MetLife and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Elizabeth M. Forget Age: 41	Director, Chairman of the Board, President and Chief Executive Officer	2006	Senior Vice President (since 2007), MetLife, Inc.; President, Met Investors Advisory, LLC (“MIA”); Trustee and President, Met Investors Series Trust (“MIST”); Executive Vice President, MetLife Investors Group, Inc.; President (since 2006), MetLife Advisers.	81

Arthur G. Typermass Age: 70	Director	1998	Formerly, Senior Vice President and Treasurer, MetLife.	37

Non-Interested Directors(1)

Each Director below is not an “interested person” (as defined by the 1940 Act) with respect to the Fund (collectively, the “Independent Directors”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† Age: 70	Director	1985	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	37

Linda B. Strumpf Age: 60	Director	2000	Vice President and Chief Investment Officer, Ford Foundation.	37

Michael S. Scott Morton† Age: 70	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, MIT.	37

H. Jesse Arnelle Age: 74	Director	2001	Formerly, Counsel, Womble Carlyle Sandrie & Rice; Director, Textron Inc. (global multi-industry company)*; formerly, Director, Gannet Co. Inc. (diversified news and information company)*; formerly, Director, Eastman Chemical Company (global chemical company)*; formerly, Director, Waste Management, Inc.*; formerly, Director, Armstrong Holdings Inc. (parent company of floor and ceiling products business)*; formerly, Director, FPL Group Inc. (public utility holding company)*; Director, URS Corporation (engineering design services firm)*.	37

Nancy Hawthorne Age: 56	Director	2003	Director, Avid Technologies (computer software company)*; formerly, Chairman of the Board of Avid Technologies; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Chief Executive Officer, Clerestory LLC (corporate financial advisor); formerly, Trustee, New England Zenith Fund (“Zenith Fund”)**; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company )*.	37

MSF-18

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
John T. Ludes Age: 71	Director	2003	President, LFP Properties (consulting firm); Formerly, Trustee, Zenith Fund**; formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	37

Officers(1)

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey P. Halperin	40	Chief Compliance Officer	2006	Vice President (since 2006), Corporate Ethics and Compliance Department, MetLife, Inc.; Chief Compliance Officer (since 2006), MetLife Advisers, MIA and MIST.

John F. Guthrie, Jr.	64	Senior Vice President	2002	Manager and Senior Vice President, MetLife Advisers; Vice President, MetLife; Vice President (since 2003), MetLife Group, Inc.; Vice President, NELICO; Vice President (since 2005), MIA; formerly, Senior Vice President, Zenith Fund**.

Alan C. Leland	55	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Treasurer (since 2005), Met Investors Advisory, LLC; Vice President (since 2004), MIA; Vice President (since 2003), MetLife Group, Inc.; Vice President, MetLife; Senior Vice President, NELICO

Peter Duffy	52	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers (since 1998); Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife Group, Inc.; formerly, Vice President and Treasurer, Zenith Fund**.

Thomas M. Lenz	49	Vice President and Secretary	2002	General Counsel and Secretary, MetLife Advisers; Assistant General Counsel, MetLife; formerly, Vice President and Secretary, Zenith Fund**.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
**	The Zenith Fund deregistered with the Securities and Exchange Commission (“SEC”) in 2004.
(†)	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the “State Street Research Funds”).
(1)	Each Director of the Fund also serves as trustee of Metropolitan Series Fund II (“Met Series Fund II”), a registered investment company advised by MetLife Advisers. Each officer of the Fund serves in the same position with Met Series Fund II, which consists of one portfolio.
(2)	Previous positions during the past five years with the Fund, MIST, MetLife, MetLife Advisers, MIA, Zenith Fund, NELICO or New England Securities Corporation are omitted if not materially different.
(3)	The Fund Complex includes the Fund (36 portfolios), Met Series Fund II (1 portfolio) and MIST (44 portfolios)

MSF-19

Metropolitan Series Fund, Inc.

Capital Guardian U.S. Equity Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Fund’s Contract Review Committees of the Board of Directors (the “Board”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (collectively, the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals at the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers, the Fund’s investment adviser, and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through the subadvisers’ responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies and the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (viii) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (ix) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (x) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xi) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee on September 12, 2007, the Board, at its November 15, 2007 meeting, approved the continuation through December 31, 2008 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio of the Fund. The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the establishment of the investment strategies of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of Subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of

MSF-20

Metropolitan Series Fund, Inc.

Capital Guardian U.S. Equity Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ recommendations regarding reductions in Fee rates, implementation of Fee breakpoints and institution of Fee waivers and expense caps.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and their affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

MSF-21

Metropolitan Series Fund, Inc.

Capital Guardian U.S. Equity Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution, brokerage and transfer agency services to the Portfolios, and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2008.

MSF-22

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2007 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-23

Davis Venture Value Portfolio Metropolitan Series Fund, Inc. Annual Report	December 31, 2007

Letter from the President

February 1, 2008

Letter to Policy Holders:

2007 was a tumultuous year in the financial markets driven by concerns in the credit markets surrounding sub-prime mortgages and fears of recession in the U.S. Economy. The broad markets were mixed, with the Dow Jones Industrial Average up 8.9% and the MSCI EAFE Index, which measures the performance of international equities, up 11.2% for the year, while the Russell 2000 Index, which measures the performance of small capitalization stocks, was down 1.6%.

In the fixed income markets, credit spreads increased as a result of the pressure from sub-prime mortgage crisis and the Federal Reserve lowered interest rates by a total of 1% during the year. The Lehman Brothers Aggregate Bond Index posted a 7.0% return for the year.

On the following pages, you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth Forget

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Managed by Davis Selected Advisers, L.P.

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the year ended December 31, 2007, the Class A shares of the Davis Venture Value Portfolio returned 4.6%, compared to its benchmark, the Standard & Poor’s 500 Index1, which returned 5.5%. The average return of its peer group, the Lipper Variable Insurance Products Large-Cap Value Funds Universe2, was 1.7% over the same period.

PORTFOLIO REVIEW

The energy, material, and utility sectors within the S&P 500 Index turned in the strongest performance over the 12-month period. The financial and consumer discretionary sectors turned in the weakest performance over the 12-month period.

The energy sector was the top-performing sector of the S&P 500 Index. Energy companies were also the most important contributor to the Portfolio’s performance over the year. The Portfolio’s energy companies out-performed the corresponding sector within the S&P 500 Index (up 45% versus 34% for the S&P 500) and the Portfolio also benefited from a higher relative average weighting in this sector (13% versus 11% for the S&P 500). ConocoPhillips, Occidental Petroleum, China Coal Energy, Devon Energy, and EOG Resources were among the top contributors to performance.

The Portfolio made a significant investment in consumer staple companies, and they were the second most important contributor to performance. The Portfolio’s consumer staple companies out-performed the corresponding sector within the S&P 500 Index (up 21% for the Portfolio’s consumer staple holdings versus 14% for consumer staple sector of the S&P 500), and the Portfolio also benefited from a higher relative average weighting in this sector (14% versus 10% for the S&P 500). Altria and Costco were among the top contributors to performance.

The Portfolio managers identified a number of investment opportunities in foreign companies. The Portfolio ended the period with approximately 13% of its assets invested in foreign companies (including American Depositary Receipts). As a group, the foreign companies owned by the Portfolio out-performed the S&P 500 Index over the period.

The most important detractors from performance relative to the S&P 500 Index over the year were that the Portfolio had a higher weighting in financial companies, which was a poorly performing sector; a lower weighting in information technology companies, which was a strongly performing sector; and poor stock selection among material companies.

The financial sector was the worst performing sector of the S&P 500 Index. The Portfolio’s financial companies out-performed the corresponding sector within the S&P 500 Index (down 9% versus down 19% for the S&P 500), but were still the largest detractors from performance. A higher relative average weighting in this sector (38% versus 21% for the S&P 500) detracted from both absolute and relative performance. While Berkshire Hathaway was among the top contributors to performance, Citigroup, American International Group, Wachovia, American Express, Moody’s, Ambac Financial Group, and E-Trade Financial were among the top detractors from performance.

The weak performance of the Portfolio’s consumer discretionary companies (down 14% versus down 13% for the S&P 500), along with a higher relative average weighting in this poor performing sector (11% versus 10% for the S&P 500) detracted from both absolute and relative performance. While Amazon.com was among the top contributors to performance, Comcast and Harley Davidson were among the top detractors from performance.

* The views expressed above are those of the subadvisory firm as of December 31, 2007 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

1 The Standard & Poor’s (S&P) 500® Stock Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange.

2 The Lipper Variable Insurance Products Fund Average is an average of the total return performance (calculated on the basis of net asset value) of variable product funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-2

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

A $10,000 INVESTMENT COMPARED TO

THE S&P 500 INDEX

Average Annual Returns as of December 31, 2007

	Davis Venture Value Portfolio			S&P 500 Index
	Class A	Class B	Class E
1 Year	4.6%	4.3%	4.4%	5.5%
5 Year	14.2	13.9	14.0	12.8
10 Year	7.8	—	—	5.9
Since Inception	—	12.5	6.0	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 10/31/94, 7/30/02, 2/20/01 respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of December 31, 2007

Top Holdings

% of Total Net Assets
ConocoPhillips	4.6%
American Express Co.	4.0%
Altria Group, Inc.	3.8%
Costco Wholesale Corp.	3.8%
American International Group, Inc.	3.5%
Berkshire Hathaway, Inc.	3.3%
JPMorgan Chase & Co.	3.0%
Devon Energy Corp.	2.6%
Loews Corp.	2.3%
Microsoft Corp.	2.3%

Top Sectors

% of Equity Market Value
Financials	35.6%
Energy	15.7%
Consumer Staples	15.1%
Consumer Discretionary	10.1%
Information Technology	9.3%
Industrials	4.5%
Materials	4.3%
Health Care	4.2%
Telecommunication Services	1.2%

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2007 through December 31, 2007.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period* July 1, 2007 to December 31, 2007
Davis Venture Value—Class A	Actual	0.74%	$1,000.00	$975.60	$3.68
	Hypothetical	0.74%	$1,000.00	$1,021.43	$3.77

Davis Venture Value—Class B	Actual	0.99%	$1,000.00	$974.40	$4.93
	Hypothetical	0.99%	$1,000.00	$1,020.16	$5.04

Davis Venture Value—Class E	Actual	0.89%	$1,000.00	$975.00	$4.43
	Hypothetical	0.89%	$1,000.00	$1,020.67	$4.53

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MSF-4

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Schedule of Investments as of December 31, 2007

Common Stock—95.8% of Total Net Assets

Security Description	Shares	Value*

Air Freight & Logistics—0.5%
Toll Holdings, Ltd. (AUD) (a)	647,173	$6,476,851
United Parcel Service, Inc. (Class B)	278,800	19,716,736

		26,193,587

Automobiles—0.8%
Harley-Davidson, Inc. (a)	813,900	38,017,269

Beverages—2.3%
Diageo, Plc. (ADR)	785,900	67,453,797
Heineken Holding NV (EUR)	775,143	43,607,694

		111,061,491

Capital Markets—5.0%
Ameriprise Financial, Inc.	737,380	40,637,012
E*TRADE Financial Corp. (a) (b)	958,200	3,401,610
Merrill Lynch & Co., Inc. (Private Placement) (c)	1,376,700	64,294,093
Morgan Stanley	383,510	20,368,216
State Street Corp.	198,800	16,142,560
The Bank of New York Mellon Corp.	2,016,064	98,303,280

		243,146,771

Commercial Banks—4.9%
Commerce Bancorp, Inc. (a)	1,058,700	40,378,818
HSBC Holdings, Plc. (GBP)	2,323,371	38,856,010
Wachovia Corp. (a)	1,740,020	66,172,961
Wells Fargo & Co.	3,173,500	95,807,965

		241,215,754

Commercial Services & Supplies—0.6%
The Dun & Bradstreet Corp.	333,800	29,584,694

Computers & Peripherals—1.8%
Dell, Inc. (b)	1,936,200	47,456,262
Hewlett-Packard Co.	768,300	38,783,784

		86,240,046

Construction Materials—1.8%
Martin Marietta Materials, Inc. (a)	384,700	51,011,220
Vulcan Materials Co. (a)	440,300	34,823,327

		85,834,547

Consumer Finance—4.0%
American Express Co.	3,706,000	192,786,120
Discover Financial Services	281,535	4,245,548

		197,031,668

Containers & Packaging—1.3%
Sealed Air Corp. (a)	2,724,100	63,035,674

Diversified Consumer Services—0.9%
H&R Block, Inc. (a)	2,269,330	42,141,458

Security Description	Shares	Value*

Diversified Financial Services—4.8%
Citigroup, Inc.	2,040,073	$60,059,749
JPMorgan Chase & Co.	3,299,508	144,023,524
Moody’s Corp. (a)	892,100	31,847,970

		235,931,243

Electronic Equipment & Instruments—1.5%
Agilent Technologies, Inc. (b)	756,470	27,792,708
Tyco Electronics, Ltd.	1,289,322	47,872,526

		75,665,234

Energy Equipment & Services—0.9%
Transocean, Inc. (b)	305,164	43,684,227

Food & Staples Retailing—6.5%
Costco Wholesale Corp.	2,655,700	185,261,632
CVS Caremark Corp.	1,675,691	66,608,717
Wal-Mart Stores, Inc.	1,322,600	62,863,178

		314,733,527

Food Products—0.2%
Hershey Co. (a)	235,352	9,272,869

Health Care Equipment & Supplies—1.2%
Covidien, Ltd.	1,328,822	58,853,526

Health Care Providers & Services—2.9%
Cardinal Health, Inc.	505,100	29,169,525
Express Scripts, Inc. (b)	617,400	45,070,200
UnitedHealth Group, Inc.	1,116,400	64,974,480

		139,214,205

Household Durables—0.2%
Hunter Douglas NV (EUR) (a)	112,851	8,311,220

Household Products—1.3%
Procter & Gamble Co.	874,300	64,191,106

Industrial Conglomerates—1.3%
Siemens AG (EUR) (a)	77,600	12,164,460
Tyco International, Ltd.	1,285,022	50,951,122

		63,115,582

Insurance—15.0%
AMBAC Financial Group, Inc. (a)	670,690	17,283,681
American International Group, Inc.	2,914,507	169,915,758
Aon Corp.	859,900	41,008,631
Berkshire Hathaway, Inc. (Class A) (b)	1,123	159,016,800
Berkshire Hathaway, Inc. (Class B) (b)	1,326	6,279,936
Everest Re Group, Ltd.	61,800	6,204,720
Loews Corp.	2,250,700	113,300,238
Markel Corp. (b)	8,600	4,223,460
MBIA, Inc. (a)	340,130	6,336,622
Millea Holdings, Inc. (JPY)	1,157,500	39,118,523
NIPPONKOA Insurance Co., Ltd. (JPY) (a)	2,408,300	21,834,516
Principal Financial Group, Inc.	258,500	17,795,140

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Schedule of Investments as of December 31, 2007

Common Stock—(Continued)

Security Description	Shares	Value*

Insurance—(Continued)
Sun Life Financial, Inc.	149,200	$8,346,248
The Progressive Corp. (a)	3,919,400	75,095,704
Transatlantic Holdings, Inc.	593,256	43,111,914

		728,871,891

Internet & Catalog Retail—0.6%
Amazon.com, Inc. (a) (b)	178,500	16,536,240
Liberty Media Interactive (Class A) (b)	618,150	11,794,302

		28,330,542

Internet Software & Services—1.0%
Google, Inc. (Class A) (b)	67,823	46,898,248

IT Services—1.5%
Iron Mountain, Inc. (a) (b)	1,921,550	71,135,781

Machinery—0.0%
Paccar, Inc.	5,800	315,984

Marine—0.3%
China Shipping Development Co., Ltd. (HKD)	5,782,000	15,076,153

Media—5.3%
Comcast Corp. (Special Class A) (a) (b)	4,617,522	83,669,499
Grupo Televisa S.A. (ADR)	711,990	16,924,002
Lagardere S.C.A. (EUR) (a)	333,874	24,858,674
Liberty Media Capital (Series A) (b)	124,390	14,490,191
News Corp. (Class A)	3,411,400	69,899,586
Virgin Media, Inc. (a)	762,957	13,077,083
WPP Group, Plc. (ADR) (a)	556,800	35,796,672

		258,715,707

Metals & Mining—0.7%
BHP Billiton, Plc. (GBP)	438,822	13,475,825
Rio Tinto, Plc. (GBP)	195,300	20,399,437

		33,875,262

Multiline Retail—0.3%
Sears Holdings Corp. (a) (b)	148,730	15,177,896

Oil, Gas & Consumable Fuels—14.1%
Canadian Natural Resources, Ltd. (a)	1,154,000	84,403,560
China Coal Energy Co. (H Shares) (HKD) (a) (b)	14,156,900	43,577,003
ConocoPhillips	2,555,008	225,607,206
Devon Energy Corp.	1,442,716	128,271,880
EOG Resources, Inc.	1,152,100	102,824,925
Occidental Petroleum Corp.	1,356,400	104,429,236

		689,113,810

Paper & Forest Products—0.4%
Sino-Forest Corp. (CAD)	848,900	18,421,474

Security Description	Shares	Value*

Personal Products—0.4%
Avon Products, Inc.	533,800	$21,101,114

Real Estate Management & Development—0.3%
Hang Lung Group, Ltd. (HKD) (a)	3,123,000	16,921,191

Road & Rail—0.4%
Asciano Group, Ltd. (AUD) (a)	481,729	2,946,532
Kuehne & Nagel International AG (CHF)	177,555	16,913,660

		19,860,192

Semiconductors & Semiconductor Equipment—0.9%
Texas Instruments, Inc.	1,250,010	41,750,334

Software—2.3%
Microsoft Corp.	3,137,900	111,709,240

Specialty Retail—1.6%
Bed Bath & Beyond, Inc. (a) (b)	1,008,500	29,639,815
Carmax, Inc. (a) (b)	1,750,520	34,572,770
Lowe’s Cos., Inc.	661,800	14,969,916

		79,182,501

Tobacco—3.8%
Altria Group, Inc.	2,452,800	185,382,624

Transportation Infrastructure—1.1%
China Merchants Holdings International Co., Ltd. (HKD) (a)	6,959,782	42,551,568
Cosco Pacific, Ltd. (HKD)	4,487,900	11,740,170

		54,291,738

Wireless Telecommunication Services—1.1%
SK Telecom Co., Ltd. (ADR)	816,400	24,361,376
Sprint Nextel Corp. (a)	2,307,200	30,293,536

		54,654,912

Total Common Stock (Identified Cost $3,475,590,749)		4,667,262,292

Short Term Investments—11.2%
Security Description	Face Amount	Value*

Commercial Paper—4.3%
San Paolo U.S. Financial Corp. 4.530%, 01/02/08	$50,000,000	49,993,708
Societe Generale 3.650%, 01/02/08	10,438,000	10,436,942
4.300%, 01/04/08	50,000,000	49,982,083
UBS Finance, Inc. 4.000%, 01/02/08	36,949,000	36,944,895
4.230%, 01/02/08	22,688,000	22,685,334
4.230%, 01/03/08	40,000,000	39,990,600

		210,033,562

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Schedule of Investments as of December 31, 2007

Short Term Investments—(Continued)

Security Description	Shares	Value*

Mutual Funds—6.9%
State Street Navigator Securities Lending Prime Portfolio (d)	338,164,836	$338,164,836

Total Short Term Investments (Identified Cost $548,198,398)		548,198,398

Total Investments—107.0% (Identified Cost $4,023,789,147) (e)		5,215,460,690
Liabilities in excess of other assets		(341,194,912)

Total Net Assets—100%		$4,874,265,778

(a)	A portion or all of the security was held on loan. As of December 31, 2007, the market value of securities loaned was $391,098,351 and the collateral received consisted of cash in the amount of $338,164,836 and non cash collateral with a value of $61,309,897. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian.
(b)	Non-Income Producing.
(c)	Security was valued in good faith under procedures established by the Board of Directors.
(d)	Represents investment of cash collateral received from securities lending transactions.
(e)	The aggregate cost of investments for federal income tax purposes as of December 31, 2007 was $4,025,099,029 and the composition of unrealized appreciation and depreciation of investment securities was $1,354,248,340 and $(163,886,679), respectively.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(AUD)—	Australian Dollar
(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(EUR)—	Euro
(GBP)—	British Pound
(HKD)—	Hong Kong Dollar
(JPY)—	Japanese Yen

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Statement of Assets & Liabilities

December 31, 2007

Assets
Investments at value (a) (b)		$5,215,460,690
Cash		215
Receivable for:
Securities sold		215,771
Fund shares sold		2,668,678
Accrued interest and dividends		4,693,263
Foreign taxes		47,010

Total Assets		5,223,085,627
Liabilities
Payable for:
Securities purchased	$4,613,753
Fund shares redeemed	2,754,790
Withholding taxes	21,929
Collateral for securities loaned	338,164,836
Accrued expenses:
Management fees	2,868,475
Service and distribution fees	258,765
Deferred directors’ fees	36,123
Other expenses	101,178

Total Liabilities		348,819,849

Net Assets		$4,874,265,778

Net assets consists of:
Capital paid in		$3,608,173,816
Undistributed net investment income		52,593,236
Accumulated net realized gains		21,822,559
Unrealized appreciation on investments and foreign currency		1,191,676,167

Net Assets		$4,874,265,778

Computation of offering price:
Class A
Net asset value and redemption price per share ($3,183,428,682 divided by 87,356,197 shares outstanding)		$36.44

Class B
Net asset value and redemption price per share ($491,271,187 divided by 13,572,788 shares outstanding)		$36.20

Class E
Net asset value and redemption price per share ($1,199,565,909 divided by 33,090,066 shares outstanding)		$36.25

(a) Identified cost of investments		$4,023,789,147

(b)	Includes cash collateral for securities loaned of $338,164,836.

Statement of Operations

For the Year Ended December 31, 2007

Investment Income
Dividends		$81,566,684	(a)
Interest		8,694,477	(b)

		90,261,161
Expenses
Management fees	$31,542,861
Service and distribution fees—Class B	1,131,705
Service and distribution fees—Class E	1,898,159
Directors’ fees and expenses	25,250
Custodian	470,012
Audit and tax services	31,739
Legal	51,587
Printing	1,130,558
Insurance	46,393
Miscellaneous	30,701

Total expenses	36,358,965
Expense reductions	(40,111)	36,318,854

Net Investment Income		53,942,307

Realized and Unrealized Gain (Loss)
Realized gain (loss) on:
Investments—net	134,877,250
Foreign currency transactions—net	(565,176)	134,312,074

Change in unrealized appreciation (depreciation) on:
Investments—net	(3,439,970)
Foreign currency transactions—net	4,091	(3,435,879)

Net gain		130,876,195

Net Increase in Net Assets From Operations		$184,818,502

(a)	Net of foreign taxes of $542,549.
(b)	Includes net income on securities loaned of $521,749.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2007	Year ended December 31, 2006
From Operations
Net investment income	$53,942,307	$32,543,391
Net realized gain	134,312,074	10,707,733
Unrealized appreciation (depreciation)	(3,435,879)	455,873,843

Increase in net assets from operations	184,818,502	499,124,967

From Distributions to Shareholders
Net investment income
Class A	(21,061,873)	(16,267,052)
Class B	(2,489,165)	(1,627,642)
Class E	(8,444,356)	(8,798,448)

Total distributions	(31,995,394)	(26,693,142)

Increase in net assets from capital share transactions	624,349,038	483,544,453

Total increase in net assets	777,172,146	955,976,278

Net Assets
Beginning of the period	4,097,093,632	3,141,117,354

End of the period	$4,874,265,778	$4,097,093,632

Undistributed Net Investment Income
End of the period	$52,593,236	$32,937,099

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2007		Year ended December 31, 2006
	Shares	$	Shares	$
Class A
Sales	29,142,259	$1,061,299,488	22,089,595	$714,452,678
Reinvestments	577,512	21,061,873	512,671	16,267,052
Redemptions	(11,011,385)	(400,478,491)	(10,886,690)	(350,548,080)

Net increase	18,708,386	$681,882,870	11,715,576	$380,171,650

Class B
Sales	3,829,951	$138,472,695	5,408,366	$172,998,348
Reinvestments	68,610	2,489,165	51,540	1,627,642
Redemptions	(1,466,918)	(53,162,469)	(902,837)	(28,967,557)

Net increase	2,431,643	$87,799,391	4,557,069	$145,658,433

Class E
Sales	4,143,510	$149,983,783	6,223,545	$198,421,099
Reinvestments	232,563	8,444,356	278,432	8,798,448
Redemptions	(8,417,359)	(303,761,362)	(7,716,040)	(249,505,177)

Net decrease	(4,041,286)	$(145,333,223)	(1,214,063)	$(42,285,630)

Increase derived from capital share transactions		$624,349,038		$483,544,453

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Financial Highlights

	Class A
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$35.12	$30.91	$28.23	$25.27	$19.39

Income From Investment Operations
Net investment income	0.46 (a)	0.32 (a)	0.25	0.15	0.21
Net realized and unrealized gain on investments	1.15	4.16	2.63	2.96	5.75

Total from investment operations	1.61	4.48	2.88	3.11	5.96

Less Distributions
Distributions from net investment income	(0.29)	(0.27)	(0.20)	(0.15)	(0.08)

Total distributions	(0.29)	(0.27)	(0.20)	(0.15)	(0.08)

Net Asset Value, End of Period	$36.44	$35.12	$30.91	$28.23	$25.27

Total Return (%)	4.6	14.6	10.3	12.4	30.9
Ratio of operating expenses to average net assets before expense reductions (%)	0.73	0.76	0.76	0.78	0.79
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.73	0.76	0.76	0.77	0.79
Ratio of net investment income to average net assets (%)	1.25	0.99	1.05	0.97	0.95
Portfolio turnover rate (%)	11	20	27	5	12
Net assets, end of period (000)	$3,183,429	$2,410,877	$1,759,491	$1,413,953	$844,547

	Class B
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$34.89	$30.71	$28.07	$25.18	$19.33

Income From Investment Operations
Net investment income	0.36 (a)	0.24 (a)	0.17	0.14	0.07
Net realized and unrealized gain on investments	1.16	4.14	2.62	2.86	5.85

Total from investment operations	1.52	4.38	2.79	3.00	5.92

Less Distributions
Distributions from net investment income	(0.21)	(0.20)	(0.15)	(0.11)	(0.07)

Total distributions	(0.21)	(0.20)	(0.15)	(0.11)	(0.07)

Net Asset Value, End of Period	$36.20	$34.89	$30.71	$28.07	$25.18

Total Return (%)	4.3	14.3	10.0	12.0	30.7
Ratio of operating expenses to average net assets before expense reductions (%)	0.98	1.01	1.02	1.03	1.04
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.98	1.01	1.01	1.02	1.04
Ratio of net investment income to average net assets (%)	1.00	0.74	0.77	0.92	0.73
Portfolio turnover rate (%)	11	20	27	5	12
Net assets, end of period (000)	$491,271	$388,739	$202,221	$56,301	$547

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Financial Highlights

	Class E
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$34.94	$30.76	$28.09	$25.18	$19.33

Income From Investment Operations
Net investment income	0.40 (a)	0.27 (a)	0.27	0.23	0.14
Net realized and unrealized gain on investments	1.15	4.14	2.56	2.82	5.78

Total from investment operations	1.55	4.41	2.83	3.05	5.92

Less Distributions
Distributions from net investment income	(0.24)	(0.23)	(0.16)	(0.14)	(0.07)

Total distributions	(0.24)	(0.23)	(0.16)	(0.14)	(0.07)

Net Asset Value, End of Period	$36.25	$34.94	$30.76	$28.09	$25.18

Total Return (%)	4.4	14.4	10.1	12.1	30.7
Ratio of operating expenses to average net assets before expense reductions (%)	0.88	0.91	0.91	0.93	0.94
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.88	0.91	0.91	0.92	0.94
Ratio of net investment income to average net assets (%)	1.11	0.84	0.88	0.85	0.81
Portfolio turnover rate (%)	11	20	27	5	12
Net assets, end of period (000)	$1,199,566	$1,297,477	$1,179,405	$1,189,119	$754,011

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Notes to Financial Statements—December 31, 2007

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The Davis Venture Value Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

MSF-12

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Notes to Financial Statements—December 31, 2007—(Continued)

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated day-to-day responsibility for valuing Portfolio assets to the subadviser of the Portfolio, who values such assets as described above and operates under procedures approved by the Board.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

MSF-13

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Notes to Financial Statements—December 31, 2007—(Continued)

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Options:

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

MSF-14

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Notes to Financial Statements—December 31, 2007—(Continued)

As of December 31, 2007, the Portfolio had no capital loss carryovers.

The tax character of distributions paid for the periods ended December 31, 2007 and 2006 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2007	2006	2007	2006	2007	2006	2007	2006
$31,995,394	$26,693,142	$—	$—	$—	$—	$31,995,394	$26,693,142

As of December 31, 2007, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation	Loss Carryforwards	Total
$52,636,502	$23,132,443	$1,190,366,285	$—	$1,266,135,230

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

3.	INVESTMENT TRANSACTIONS:

For the year ended December 31, 2007, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$0	$1,033,124,770	$0	$475,389,531

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2007	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
$31,542,861	0.750%	Of the first $1 billion
	0.700%	On the next $2 billion
	0.650%	On amounts in excess of $3 billion

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Davis Selected Advisers, L.P. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

MSF-15

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Notes to Financial Statements—December 31, 2007—(Continued)

Service and Distribution Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing, the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the year ended December 31, 2007 are shown as Service and Distribution fees in the Statement of Operations.

5.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolios’ behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Portfolio receives 80% of the annual net income from securities lending transactions, which is included in interest income of the Portfolio. The remaining 20% is paid to the custodian as compensation for its securities lending services. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. Any outstanding loans by the Portfolio at December 31, 2007 are footnoted in the Schedule of Investments.

6.	REGULATORY MATTERS:

As previously reported, in May 2004, General American received a Wells Notice stating that the SEC staff was considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws against General American with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through General American. General American responded to the SEC staff and cooperated with the investigation. On August 9, 2007, the SEC announced that it had settled an enforcement action regarding late trading against General American with, among other things, General American agreeing to pay a civil penalty and to comply with certain undertakings. General American consented to the SEC’s order without admitting or denying the findings. MetLife Advisers has also advised the Fund’s Board of Directors that, while certain exceptions to the Fund’s policies have been noted, no situations have been identified that would have a material impact on the financial position of the Fund.

7.	RECENT ACCOUNTING PRONOUNCEMENTS:

Effective June 29, 2007, the Fund implemented Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109” (“FIN 48”). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Fund, and has determined that the adoption of FIN 48 does not have a material impact on the Fund’s financial statements. The Fund files U.S. tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s tax returns remains open for the years ended December 31, 2004 through December 31, 2006.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

MSF-16

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of the Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Davis Venture Value Portfolio, one of the portfolios constituting the Metropolitan Series Fund, Inc. (the “Fund”) as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Davis Venture Value Portfolio of the Metropolitan Series Fund, Inc. as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 21, 2008

MSF-17

Metropolitan Series Fund, Inc.

Directors and Officers

The Fund’s Directors review actions of the Fund’s investment adviser and subadvisers, and decide upon matters of general policy. The Fund’s officers supervise the daily business operations of the Fund. The Board of Directors and the Fund’s officers are listed below. Each Director is responsible for overseeing all 36 Portfolios of the Fund. There is no limit to the term a Director may serve. Directors serve until their resignation, retirement or removal in accordance with the Fund’s organizational documents and policies adopted by the Board from time to time. Officers hold office at the pleasure of the Board or until the election or appointment and the qualification of a successor. The address of the directors and officers is c/o Metropolitan Series Fund, Inc., 501 Boylston Street, Boston, MA 02116.

Interested Directors(1)

Each Director below is an “interested person” (as defined by the 1940 Act) with respect to the Fund in that Ms. Forget is an employee of MetLife and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Elizabeth M. Forget Age: 41	Director, Chairman of the Board, President and Chief Executive Officer	2006	Senior Vice President (since 2007), MetLife, Inc.; President, Met Investors Advisory, LLC (“MIA”); Trustee and President, Met Investors Series Trust (“MIST”); Executive Vice President, MetLife Investors Group, Inc.; President (since 2006), MetLife Advisers.	81

Arthur G. Typermass Age: 70	Director	1998	Formerly, Senior Vice President and Treasurer, MetLife.	37

Non-Interested Directors(1)

Each Director below is not an “interested person” (as defined by the 1940 Act) with respect to the Fund (collectively, the “Independent Directors”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† Age: 70	Director	1985	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	37

Linda B. Strumpf Age: 60	Director	2000	Vice President and Chief Investment Officer, Ford Foundation.	37

Michael S. Scott Morton† Age: 70	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, MIT.	37

H. Jesse Arnelle Age: 74	Director	2001	Formerly, Counsel, Womble Carlyle Sandrie & Rice; Director, Textron Inc. (global multi-industry company)*; formerly, Director, Gannet Co. Inc. (diversified news and information company)*; formerly, Director, Eastman Chemical Company (global chemical company)*; formerly, Director, Waste Management, Inc.*; formerly, Director, Armstrong Holdings Inc. (parent company of floor and ceiling products business)*; formerly, Director, FPL Group Inc. (public utility holding company)*; Director, URS Corporation (engineering design services firm)*.	37

Nancy Hawthorne Age: 56	Director	2003	Director, Avid Technologies (computer software company)*; formerly, Chairman of the Board of Avid Technologies; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Chief Executive Officer, Clerestory LLC (corporate financial advisor); formerly, Trustee, New England Zenith Fund (“Zenith Fund”)**; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company )*.	37

MSF-18

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
John T. Ludes Age: 71	Director	2003	President, LFP Properties (consulting firm); Formerly, Trustee, Zenith Fund**; formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	37

Officers(1)

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey P. Halperin	40	Chief Compliance Officer	2006	Vice President (since 2006), Corporate Ethics and Compliance Department, MetLife, Inc.; Chief Compliance Officer (since 2006), MetLife Advisers, MIA and MIST.

John F. Guthrie, Jr.	64	Senior Vice President	2002	Manager and Senior Vice President, MetLife Advisers; Vice President, MetLife; Vice President (since 2003), MetLife Group, Inc.; Vice President, NELICO; Vice President (since 2005), MIA; formerly, Senior Vice President, Zenith Fund**.

Alan C. Leland	55	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Treasurer (since 2005), Met Investors Advisory, LLC; Vice President (since 2004), MIA; Vice President (since 2003), MetLife Group, Inc.; Vice President, MetLife; Senior Vice President, NELICO

Peter Duffy	52	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers (since 1998); Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife Group, Inc.; formerly, Vice President and Treasurer, Zenith Fund**.

Thomas M. Lenz	49	Vice President and Secretary	2002	General Counsel and Secretary, MetLife Advisers; Assistant General Counsel, MetLife; formerly, Vice President and Secretary, Zenith Fund**.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
**	The Zenith Fund deregistered with the Securities and Exchange Commission (“SEC”) in 2004.
(†)	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the “State Street Research Funds”).
(1)	Each Director of the Fund also serves as trustee of Metropolitan Series Fund II (“Met Series Fund II”), a registered investment company advised by MetLife Advisers. Each officer of the Fund serves in the same position with Met Series Fund II, which consists of one portfolio.
(2)	Previous positions during the past five years with the Fund, MIST, MetLife, MetLife Advisers, MIA, Zenith Fund, NELICO or New England Securities Corporation are omitted if not materially different.
(3)	The Fund Complex includes the Fund (36 portfolios), Met Series Fund II (1 portfolio) and MIST (44 portfolios)

MSF-19

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Fund’s Contract Review Committees of the Board of Directors (the “Board”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (collectively, the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals at the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers, the Fund’s investment adviser, and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through the subadvisers’ responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies and the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (viii) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (ix) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (x) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xi) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee on September 12, 2007, the Board, at its November 15, 2007 meeting, approved the continuation through December 31, 2008 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio of the Fund. The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the establishment of the investment strategies of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of Subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of

MSF-20

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ recommendations regarding reductions in Fee rates, implementation of Fee breakpoints and institution of Fee waivers and expense caps.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and their affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

MSF-21

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution, brokerage and transfer agency services to the Portfolios, and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2008.

MSF-22

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2007 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-23

Metropolitan Series Fund, Inc. FI Large Cap Portfolio Annual Report	December 31, 2007

Letter from the President

February 1, 2008

Letter to Policy Holders:

2007 was a tumultuous year in the financial markets driven by concerns in the credit markets surrounding sub-prime mortgages and fears of recession in the U.S. Economy. The broad markets were mixed, with the Dow Jones Industrial Average up 8.9% and the MSCI EAFE Index, which measures the performance of international equities, up 11.2% for the year, while the Russell 2000 Index, which measures the performance of small capitalization stocks, was down 1.6%.

In the fixed income markets, credit spreads increased as a result of the pressure from sub-prime mortgage crisis and the Federal Reserve lowered interest rates by a total of 1% during the year. The Lehman Brothers Aggregate Bond Index posted a 7.0% return for the year.

On the following pages, you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth Forget

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

FI Large Cap Portfolio

Managed by Fidelity Management & Research Company

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the year ended December 31, 2007, the Class A shares of the FI Large Cap Portfolio returned 3.9%, compared to its benchmark, the Russell 1000 Growth Index1, which returned 11.8%. The average return of its peer group, the Lipper Variable Insurance Products Large-Cap Growth Funds Universe2, was 12.8% over the same period.

PORTFOLIO REVIEW

Amidst turmoil in the credit markets and conflicting economic data, equity prices witnessed increased volatility throughout the year. Early in the year, stock prices advanced to continual new highs, but as mounting credit concerns, a lingering weak housing market, increasing energy and commodity prices, and slow earnings growth weighed on investors, volatility in the stock market returned. However, these concerns were partially offset by continued robust global economic growth and strong, albeit tempering, consumer spending trends. For the 12-month period ending December 31, 2007, the Russell 1000 Growth® Index returned 11.8%.

For the 12-month period, the Portfolio underperformed the Russell 1000 Growth Index. The Consumer Discretionary and Industrial sectors finished as the two largest detractors, while Energy and Consumer Staples provided the majority of positive returns for the year. Underperformance within the Consumer Discretionary sector stemmed largely from our holdings of national homebuilder stocks. These stocks suffered from downward revisions to 2007 earnings estimates due to a slowdown in the U.S. housing market as well as tighter lending standards in the wake of the subprime mortgage market meltdown. KB Home and DR Horton were the largest detractors of the home builder stocks. The Industrials sector was negatively affected by holdings in airline companies that lagged the benchmark due largely to concerns over rising jet fuel costs and a possible recessionary economic environment. US Airways Group and AMR Corp. were the two biggest drags on Portfolio performance for 2007. Information Technology was the next largest detractor on a sector basis. This was driven primarily by an overweight position in Brocade Communications Systems, a hardware and equipment company. Also an underweight position in Google detracted from performance. Conversely, the Energy sector posted positive returns due to our holdings of offshore drilling rig equipment providers that benefited from increased spending on oil exploration and record backlogs for drilling rigs. Top 10 holding National-Oilwell Varco as well as Tesoro were examples of stocks in the Energy sector that worked well. Additionally, stock selection in the Food & Staples Retailing industry led to positive contributions.

* The views expressed above are those of the subadvisory firm as of December 31, 2007 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

1 The Russell 1000® Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values.

2 The Lipper Variable Insurance Products Fund Average is an average of the total return performance (calculated on the basis of net asset value) of variable product funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-2

Metropolitan Series Fund, Inc.

FI Large Cap Portfolio

A $10,000 INVESTMENT COMPARED TO

THE RUSSELL 1000 GROWTH INDEX

Average Annual Returns as of December 31, 2007

	FI Large Cap Portfolio			Russell 1000 Growth Index
	Class A	Class B	Class E
1 Year	3.9%	3.7%	3.8%	11.8%
5 Year	9.8	—	—	12.1
10 Year	4.3	—	—	3.8
Since Inception	—	3.6	3.7	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 8/30/96, 5/2/06, 5/2/06, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of December 31, 2007

Top Holdings

% of Total Net Assets
Apple, Inc.	5.3%
Cisco Systems, Inc.	3.6%
Hewlett-Packard Co.	3.4%
Altria Group, Inc.	3.0%
Monsanto Co.	2.9%
National Oilwell Varco, Inc.	2.6%
Baxter International, Inc.	2.3%
The Manitowoc Co., Inc.	2.3%
Microsoft Corp.	2.1%
Nike, Inc.	2.1%

Top Sectors

% of Total Market Value
Information Technology	26.9%
Health Care	15.1%
Industrials	13.8%
Consumer Discretionary	9.3%
Energy	8.8%
Consumer Staples	8.3%
Financials	7.1%
Materials	4.4%
Telecommunication Services	2.2%
Utilities	1.7%

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2007 through December 31, 2007.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period* July 1, 2007 to December 31, 2007
FI Large Cap—Class A	Actual	0.85%	$1,000.00	$1,006.20	$4.30
	Hypothetical	0.85%	$1,000.00	$1,020.87	$4.33

FI Large Cap—Class B	Actual	1.10%	$1,000.00	$1,004.80	$5.56
	Hypothetical	1.10%	$1,000.00	$1,019.59	$5.60

FI Large Cap—Class E	Actual	1.00%	$1,000.00	$1,004.80	$5.05
	Hypothetical	1.00%	$1,000.00	$1,020.11	$5.09

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MSF-4

Metropolitan Series Fund, Inc.

FI Large Cap Portfolio

Schedule of Investments as of December 31, 2007

Common Stock—98.0% of Total Net Assets

Security Description	Shares	Value*

Aerospace & Defense—4.2%
General Dynamics Corp.	26,400	$2,349,336
Lockheed Martin Corp.	64,200	6,757,692
Precision Castparts Corp.	26,200	3,633,940
Raytheon Co.	131,100	7,957,770

		20,698,738

Airlines—1.5%
AMR Corp. (a) (b)	204,900	2,874,747
Continental Airlines, Inc. (Class B) (a) (b)	87,200	1,940,200
US Airways Group, Inc. (a) (b)	180,400	2,653,684

		7,468,631

Biotechnology—4.2%
Biogen Idec, Inc. (a) (b)	179,077	10,193,063
Theravance, Inc. (a) (b)	225,442	4,396,119
United Therapeutics Corp. (a) (b)	65,900	6,435,135

		21,024,317

Capital Markets—3.0%
Ameriprise Financial, Inc.	47,400	2,612,214
The Bank of New York Mellon Corp.	121,800	5,938,968
The Goldman Sachs Group, Inc.	29,500	6,343,975

		14,895,157

Chemicals—2.9%
Monsanto Co.	128,918	14,398,851

Communications Equipment—7.5%
Ciena Corp. (a) (b)	214,900	7,330,239
Cisco Systems, Inc. (b)	668,000	18,082,760
Polycom, Inc. (b)	293,200	8,145,096
QUALCOMM, Inc.	94,900	3,734,315

		37,292,410

Computers & Peripherals—10.1%
Apple, Inc. (b)	132,100	26,166,368
EMC Corp. (b)	284,000	5,262,520
Hewlett-Packard Co.	335,775	16,949,922
International Business Machines Corp.	16,800	1,816,080

		50,194,890

Construction & Engineering—1.6%
Jacobs Engineering Group, Inc.	83,700	8,002,557

Diversified Consumer Services—1.1%
Apollo Group, Inc. (Class A) (b)	80,100	5,619,015

Diversified Telecommunication Services—1.6%
AT&T, Inc.	186,300	7,742,628

Electric Utilities—1.7%
PPL Corp.	164,500	8,568,805

Security Description	Shares	Value*

Electrical Equipment—0.6%
Energy Conversion Devices, Inc. (a) (b)	83,384	$2,805,872

Electronic Equipment & Instruments—0.9%
Avnet, Inc.	130,700	4,570,579

Energy Equipment & Services—3.7%
National Oilwell Varco, Inc. (b)	174,500	12,818,770
Transocean, Inc.	37,996	5,439,127

		18,257,897

Food & Staples Retailing—4.8%
CVS Caremark Corp.	87,100	3,462,225
Great Atlantic & Pacific Tea Co., Inc. (b)	105,930	3,318,787
Safeway, Inc.	238,000	8,141,980
The Kroger Co.	171,900	4,591,449
Wal-Mart Stores, Inc.	89,600	4,258,688

		23,773,129

Health Care Equipment & Supplies—2.3%
Baxter International, Inc.	196,700	11,418,435

Health Care Providers & Services—3.9%
Cardinal Health, Inc.	39,200	2,263,800
McKesson Corp.	50,400	3,301,704
Medco Health Solutions, Inc. (b)	39,235	3,978,429
UnitedHealth Group, Inc.	43,200	2,514,240
WellPoint, Inc. (b)	83,300	7,307,909

		19,366,082

Hotels, Restaurants & Leisure—1.5%
Boyd Gaming Corp. (a)	39,700	1,352,579
Burger King Holdings, Inc. (a)	220,600	6,289,306

		7,641,885

Household Products—0.5%
Energizer Holdings, Inc. (a) (b)	24,200	2,713,546

Insurance—4.1%
ACE, Ltd. (a)	56,600	3,496,748
PartnerRe, Ltd.	15,700	1,295,721
Prudential Financial, Inc.	61,747	5,744,941
The Chubb Corp.	179,200	9,780,736

		20,318,146

Internet Software & Services—1.3%
Google, Inc. (Class A) (b)	9,300	6,430,764

Life Sciences Tools & Services—1.6%
PerkinElmer, Inc.	306,300	7,969,926

Machinery—6.0%
AGCO Corp. (a)	138,100	9,388,038
Cummins, Inc.	73,900	9,412,643
The Manitowoc Co., Inc.	231,790	11,318,306

		30,118,987

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

FI Large Cap Portfolio

Schedule of Investments as of December 31, 2007

Common Stock—(Continued)

Security Description	Shares	Value*

Media—2.7%
Discovery Holding Co. (Class A) (b)	204,995	$5,153,574
EchoStar Communications Corp. (Class A) (b)	101,800	3,839,896
The Walt Disney Co.	144,700	4,670,916

		13,664,386

Metals & Mining—1.5%
Allegheny Technologies, Inc.	58,163	5,025,283
RTI International Metals, Inc. (a) (b)	34,900	2,405,657

		7,430,940

Oil, Gas & Consumable Fuels—5.2%
Exxon Mobil Corp.	102,700	9,621,963
Frontier Oil Corp.	127,700	5,182,066
Holly Corp.	68,000	3,460,520
Tesoro Corp.	116,400	5,552,280
Western Refining, Inc. (a)	82,800	2,004,588

		25,821,417

Pharmaceuticals—3.1%
Endo Pharmaceuticals Holdings, Inc. (b)	197,100	5,256,657
Schering-Plough Corp.	388,000	10,336,320

		15,592,977

Semiconductors & Semiconductor Equipment—4.7%
Applied Materials, Inc.	449,100	7,976,016
Cypress Semiconductor Corp. (b)	38,100	1,372,743
Formfactor, Inc. (a) (b)	175,485	5,808,554
Intel Corp.	85,900	2,290,094
MEMC Electronic Materials, Inc. (b)	66,150	5,853,613

		23,301,020

Software—2.5%
McAfee, Inc. (b)	54,900	2,058,750
Microsoft Corp.	298,500	10,626,600

		12,685,350

Specialty Retail—1.2%
Advance Auto Parts, Inc.	150,700	5,725,093

Textiles, Apparel & Luxury Goods—2.8%
Coach, Inc. (b)	117,675	3,598,502
Nike, Inc.	161,400	10,368,336

		13,966,838

Tobacco—3.0%
Altria Group, Inc.	200,900	15,184,022

Wireless Telecommunication Services—0.7%
American Tower Corp. (Class A) (b)	62,000	2,641,200
NII Holdings, Inc. (a) (b)	16,900	816,608

		3,457,808

Total Common Stock (Identified Cost $481,061,411)		488,121,098

Short Term Investments—12.1%
Security Description	Shares/ Face Amount	Value*

Mutual Funds—9.7%
State Street Navigator Securities Lending Prime Portfolio (c)	48,589,263	$48,589,263

Repurchase Agreement—2.4%
State Street Corp. Repurchase Agreement dated 12/31/07 at 2.60% to be repurchased at $11,739,695 on 1/02/08, collateralized by $8,560,000 U.S. Treasury Bond 8.50% due 2/15/20 with a value of $11,973,300.	$11,738,000	11,738,000

Total Short Term Investments (Identified Cost $60,327,263)		60,327,263

Total Investments—110.1% (Identified Cost $541,388,674) (d)		548,448,361
Liabilities in excess of other assets		(50,227,835)

Total Net Assets—100%		$498,220,526

(a)	A portion or all of the security was held on loan. As of December 31, 2007, the market value of securities loaned was $48,524,287 and the collateral received consisted of cash in the amount of $48,589,263 and non cash collateral with a value of $1,337,651. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian.
(b)	Non-Income Producing.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	The aggregate cost of investments for federal income tax purposes as of December 31, 2007 was $542,673,696 and the composition of unrealized appreciation and depreciation of investment securities was $42,180,046 and $(36,405,381), respectively.

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

FI Large Cap Portfolio

Statement of Assets & Liabilities

December 31, 2007

Assets
Investments at value (a) (c)		$548,448,361
Cash		562
Foreign cash at value (b)		116,950
Receivable for:
Securities sold		9,845,443
Fund shares sold		202,125
Accrued interest and dividends		571,925
Foreign taxes		7,732

Total Assets		559,193,098
Liabilities
Payable for:
Securities purchased	$10,662,881
Fund shares redeemed	1,344,411
Collateral for securities loaned	48,589,263
Accrued expenses:
Management fees	335,685
Service and distribution fees	1,438
Other expenses	38,894

Total Liabilities		60,972,572

Net Assets		$498,220,526

Net assets consists of:
Capital paid in		$731,141,203
Accumulated net realized losses		(239,977,181)
Unrealized appreciation on investments and foreign currency		7,056,504

Net Assets		$498,220,526

Computation of offering price:
Class A
Net asset value and redemption price per share ($490,617,276 divided by 33,474,792 shares outstanding)		$14.66

Class B
Net asset value and redemption price per share ($5,986,909 divided by 411,514 shares outstanding)		$14.55

Class E
Net asset value and redemption price per share ($1,616,341 divided by 110,549 shares outstanding)		$14.62

(a) Identified cost of investments		$541,388,674

(b) Identified cost of foreign cash		$122,037

(c)	Includes cash collateral for securities loaned of $48,589,263.

Statement of Operations

For the Year Ended December 31, 2007

Investment Income
Dividends		$4,153,371	(a)
Interest		370,844	(b)

		4,524,215
Expenses
Management fees	$4,269,996
Service and distribution fees—Class B	11,403
Service and distribution fees—Class E	1,964
Directors’ fees and expenses	23,669
Custodian	80,022
Audit and tax services	31,737
Legal	5,837
Printing	210,294
Insurance	6,409
Miscellaneous	26,585

Total expenses	4,667,916
Expense reductions	(2,185)	4,665,731

Net Investment Loss		(141,516)

Realized and Unrealized Gain
Realized gain (loss) on:
Investments—net	14,209,817
Foreign currency transactions—net	(13)	14,209,804

Change in unrealized appreciation on:
Investments—net	8,660,868
Foreign currency transactions—net	1,441	8,662,309

Net gain		22,872,113

Net Increase in Net Assets From Operations		$22,730,597

(a)	Net of foreign taxes of $128.
(b)	Includes net income on securities loaned of $265,362.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

FI Large Cap Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2007	Year ended December 31, 2006
From Operations
Net investment income (loss)	$(141,516)	$1,797,135
Net realized gain	14,209,804	53,696,903
Unrealized appreciation (depreciation)	8,662,309	(35,793,539)

Increase in net assets from operations	22,730,597	19,700,499

From Distributions to Shareholders
Net investment income
Class A	(911,557)	(1,152,460)
Class E	(770)	0

	(912,327)	(1,152,460)

Net realized gain
Class A	(37,811,399)	(14,103,384)
Class B	(256,994)	0
Class E	(79,878)	0

	(38,148,271)	(14,103,384)

Total distributions	(39,060,598)	(15,255,844)

Increase (decrease) in net assets from capital share transactions	(77,075,870)	321,322,000

Total increase (decrease) in net assets	(93,405,871)	325,766,655

Net Assets
Beginning of the period	591,626,397	265,859,742

End of the period	$498,220,526	$591,626,397

Undistributed Net Investment Income (Loss)
End of the period	$0	$810,298

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2007		Year ended December 31, 2006
	Shares	$	Shares	$
Class A
Sales	982,880	$14,622,824	1,993,002	$29,040,577
Shares issued through acquisition	0	0	29,696,833	438,221,310
Reinvestments	2,627,066	38,722,956	1,026,638	15,255,844
Redemptions	(9,041,192)	(134,743,307)	(11,357,605)	(164,439,136)

Net increase (decrease)	(5,431,246)	$(81,397,527)	21,358,868	$318,078,595

Class B
Sales	369,937	$5,486,910	212,387	$2,967,028
Reinvestments	17,530	256,994	0	0
Redemptions	(143,296)	(2,124,761)	(45,044)	(639,546)

Net increase	244,171	$3,619,143	167,343	$2,327,482

Class E
Sales	162,105	$2,414,931	109,575	$1,553,650
Reinvestments	5,479	80,648	0	0
Redemptions	(121,278)	(1,793,065)	(45,332)	(637,727)

Net increase	46,306	$702,514	64,243	$915,923

Increase (decrease) derived from capital share transactions		$(77,075,870)		$321,322,000

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

FI Large Cap Portfolio

Financial Highlights

	Class A
	Year ended December 31,
	2007		2006	2005	2004(a)	2003(a)
Net Asset Value, Beginning of Period	$15.12		$15.15	$13.93	$13.18	$10.61

Income From Investment Operations
Net investment income	(0.00	)(b)	0.08	0.02	0.10	0.05
Net realized and unrealized gain on investments	0.61		0.82	1.20	0.76	2.57

Total from investment operations	0.61		0.90	1.22	0.86	2.62

Less Distributions
Distributions from net investment income	(0.03)		(0.07)	0.00	(0.11)	(0.05)
Distributions from net realized capital gains	(1.04)		(0.86)	0.00	0.00	0.00

Total distributions	(1.07)		(0.93)	0.00	(0.11)	(0.05)

Net Asset Value, End of Period	$14.66		$15.12	$15.15	$13.93	$13.18

Total Return (%)	3.9		6.1	8.7	6.5	24.7
Ratio of operating expenses to average net assets before expense reductions (%)	0.84		0.85	0.86	0.86 (c)	0.86
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.84		0.84	0.86	0.86	0.86
Ratio of net investment income (loss) to average net assets (%)	(0.02)		0.37	0.11	0.81	0.43
Portfolio turnover rate (%)	250		245	217	56	60
Net assets, end of period (000)	$490,617		$588,143	$265,860	$268,160	$227,800

	Class B
	Year ended December 31,
	2007		2006(e)
Net Asset Value, Beginning of Period	$15.02		$14.68

Income From Investment Operations
Net investment loss	(0.03	)(b)	(0.01)
Net realized and unrealized gain on investments	0.60		0.35

Total from investment operations	0.57		0.34

Less Distributions
Distributions from net realized capital gains	(1.04)		0.00

Total distributions	(1.04)		0.00

Net Asset Value, End of Period	$14.55		$15.02

Total Return (%)	3.7		2.3	(f)
Ratio of operating expenses to average net assets before expense reductions (%)	1.09		1.10	(g)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	1.09		1.09	(g)
Ratio of net investment loss to average net assets (%)	(0.24)		(0.13	)(g)
Portfolio turnover rate (%)	250		245
Net assets, end of period (000)	$5,987		$2,514

(a)	Audited by other Independent Registered Public Accounting Firm.
(b)	Per share amount is based on average shares outstanding during the period.
(c)	The investment manager waived a portion of its management fee for the year.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(e)	Commencement of operations was May 2, 2006 for Classes B and E.
(f)	Periods less than one year are not computed on an annualized basis.
(g)	Computed on an annualized basis.
(h)	Net investment loss per share was less than $(0.01).

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

FI Large Cap Portfolio

Financial Highlights

	Class E
	Year ended December 31,
	2007		2006(e)
Net Asset Value, Beginning of Period	$15.09		$14.74

Income From Investment Operations
Net investment loss	(0.02	)(b)	0.00	(h)
Net realized and unrealized gain on investments	0.60		0.35

Total from investment operations	0.58		0.35

Less Distributions
Distributions from net investment income	(0.01)		0.00
Distributions from net realized capital gains	(1.04)		0.00

Total distributions	(1.05)		0.00

Net Asset Value, End of Period	$14.62		$15.09

Total Return (%)	3.8		2.4	(f)
Ratio of operating expenses to average net assets before expense reductions (%)	0.99		1.00	(g)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.99		0.99	(g)
Ratio of net investment loss to average net assets (%)	(0.15)		(0.02	)(g)
Portfolio turnover rate (%)	250		245
Net assets, end of period (000)	$1,616		$969

(a)	Audited by other Independent Registered Public Accounting Firm.
(b)	Per share amount is based on average shares outstanding during the period.
(c)	The investment manager waived a portion of its management fee for the year.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(e)	Commencement of operations was May 2, 2006 for Classes B and E.
(f)	Periods less than one year are not computed on an annualized basis.
(g)	Computed on an annualized basis.
(h)	Net investment loss per share was less than $(0.01).

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

FI Large Cap Portfolio

Notes to Financial Statements—December 31, 2007

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The FI Large Cap Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into three different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

MSF-11

Metropolitan Series Fund, Inc.

FI Large Cap Portfolio

Notes to Financial Statements—December 31, 2007—(Continued)

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated day-to-day responsibility for valuing Portfolio assets to MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”) who values such assets as described above and operates under procedures approved by the Board.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

MSF-12

Metropolitan Series Fund, Inc.

FI Large Cap Portfolio

Notes to Financial Statements—December 31, 2007—(Continued)

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Options:

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

MSF-13

Metropolitan Series Fund, Inc.

FI Large Cap Portfolio

Notes to Financial Statements—December 31, 2007—(Continued)

As of December 31, 2007, the Portfolio had capital loss carryovers as follows:

Expiring 12/31/09	Expiring 12/31/08	Total
$14,415,260	$217,761,704	$232,176,964

The utilization of the capital loss carryforward acquired as part of a merger may be limited under section 382 of the Internal Revenue Code.

The tax character of distributions paid for the periods ended December 31, 2007 and 2006 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2007	2006	2007	2006	2007	2006	2007	2006
$5,785,132	$9,497,748	$18,265,368	$5,758,096	$15,010,098	$—	$39,060,598	$15,255,844

As of December 31, 2007, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation	Loss Carryforwards	Total
$—	$—	$5,771,482	$(232,176,964)	$(226,405,482)

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

Expense Reductions:

Certain Portfolio trades are directed to brokers who paid a portion of the Portfolio’s expenses. Amounts paid for the Portfolio are shown as expense reductions in the Statement of Operations.

3.	INVESTMENT TRANSACTIONS:

For the year ended December 31, 2007, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$0	$1,367,944,160	$0	$1,487,834,898

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2007	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
$4,269,996	0.800%	Of the first $250 million
	0.750%	Of the next $500 million
	0.700%	On amounts in excess of $750 million

MSF-14

Metropolitan Series Fund, Inc.

FI Large Cap Portfolio

Notes to Financial Statements—December 31, 2007—(Continued)

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Fidelity Management & Research Company (“FMR”) was compensated by MetLife Advisers to provide subadvisory services for the FI Large Cap Portfolio in 2007.

Service and Distribution Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing, the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the year ended December 31, 2007 are shown as Service and Distribution fees in the Statement of Operations.

5.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolios’ behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Portfolio receives 80% of the annual net income from securities lending transactions, which is included in interest income of the Portfolio. The remaining 20% is paid to the custodian as compensation for its securities lending services. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. Any outstanding loans by the Portfolio at December 31, 2007 are footnoted in the Schedule of Investments.

6.	REGULATORY MATTERS:

As previously reported, in May 2004, General American received a Wells Notice stating that the SEC staff was considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws against General American with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through General American. General American responded to the SEC staff and cooperated with the investigation. On August 9, 2007, the SEC announced that it had settled an enforcement action regarding late trading against General American with, among other things, General American agreeing to pay a civil penalty and to comply with certain undertakings. General American consented to the SEC’s order without admitting or denying the findings. MetLife Advisers has also advised the Fund’s Board of Directors that, while certain exceptions to the Fund’s policies have been noted, no situations have been identified that would have a material impact on the financial position of the Fund.

7.	SUBSEQUENT EVENTS:

On February 7, 2008 the Board approved a new investment subadvisory agreement (the “Agreement”) with respect to the Portfolio between MetLife Advisers and Pyramis Global Advisors, LLC (“Pyramis”), a wholly-owned subsidiary of the Portfolio’s former subadviser, FMR. The Agreement is not subject to shareholder approval and will become effective April 28, 2008. The Advisory Agreement between the Fund, with respect to the Portfolio, and MetLife Advisers will remain in effect and fees payable thereunder to MetLife Advisers will not change. Under the Agreement, Pyramis will become subadviser to the Portfolio, succeeding FMR, and will become responsible for the day-to-day management of the Portfolio’s investment operations under the oversight of MetLife Advisers and the Board.

MSF-15

Metropolitan Series Fund, Inc.

FI Large Cap Portfolio

Notes to Financial Statements—December 31, 2007—(Continued)

8.	RECENT ACCOUNTING PRONOUNCEMENTS:

Effective June 29, 2007, the Fund implemented Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109” (“FIN 48”). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Fund, and has determined that the adoption of FIN 48 does not have a material impact on the Fund’s financial statements. The Fund files U.S. tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s tax returns remains open for the years ended December 31, 2004 through December 31, 2006.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

MSF-16

Metropolitan Series Fund, Inc.

FI Large Cap Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of the Metropolitan Series Fund, Inc. :

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the FI Large Cap Portfolio, one of the portfolios constituting the Metropolitan Series Fund, Inc. (the “Fund”) as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended. The financial highlights for each of the two years in the period ended December 31, 2004 were audited by other auditors whose report, dated February 18, 2005, expressed an unqualified opinion on those financial highlights. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the FI Large Cap Portfolio of the Metropolitan Series Fund, Inc. as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of two year in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 21, 2008

MSF-17

Metropolitan Series Fund, Inc.

Directors and Officers

The Fund’s Directors review actions of the Fund’s investment adviser and subadvisers, and decide upon matters of general policy. The Fund’s officers supervise the daily business operations of the Fund. The Board of Directors and the Fund’s officers are listed below. Each Director is responsible for overseeing all 36 Portfolios of the Fund. There is no limit to the term a Director may serve. Directors serve until their resignation, retirement or removal in accordance with the Fund’s organizational documents and policies adopted by the Board from time to time. Officers hold office at the pleasure of the Board or until the election or appointment and the qualification of a successor. The address of the directors and officers is c/o Metropolitan Series Fund, Inc., 501 Boylston Street, Boston, MA 02116.

Interested Directors(1)

Each Director below is an “interested person” (as defined by the 1940 Act) with respect to the Fund in that Ms. Forget is an employee of MetLife and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Elizabeth M. Forget Age: 41	Director, Chairman of the Board, President and Chief Executive Officer	2006	Senior Vice President (since 2007), MetLife, Inc.; President, Met Investors Advisory, LLC (“MIA”); Trustee and President, Met Investors Series Trust (“MIST”); Executive Vice President, MetLife Investors Group, Inc.; President (since 2006), MetLife Advisers.	81

Arthur G. Typermass Age: 70	Director	1998	Formerly, Senior Vice President and Treasurer, MetLife.	37

Non-Interested Directors(1)

Each Director below is not an “interested person” (as defined by the 1940 Act) with respect to the Fund (collectively, the “Independent Directors”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† Age: 70	Director	1985	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	37

Linda B. Strumpf Age: 60	Director	2000	Vice President and Chief Investment Officer, Ford Foundation.	37

Michael S. Scott Morton† Age: 70	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, MIT.	37

H. Jesse Arnelle Age: 74	Director	2001	Formerly, Counsel, Womble Carlyle Sandrie & Rice; Director, Textron Inc. (global multi-industry company)*; formerly, Director, Gannet Co. Inc. (diversified news and information company)*; formerly, Director, Eastman Chemical Company (global chemical company)*; formerly, Director, Waste Management, Inc.*; formerly, Director, Armstrong Holdings Inc. (parent company of floor and ceiling products business)*; formerly, Director, FPL Group Inc. (public utility holding company)*; Director, URS Corporation (engineering design services firm)*.	37

Nancy Hawthorne Age: 56	Director	2003	Director, Avid Technologies (computer software company)*; formerly, Chairman of the Board of Avid Technologies; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Chief Executive Officer, Clerestory LLC (corporate financial advisor); formerly, Trustee, New England Zenith Fund (“Zenith Fund”)**; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company )*.	37

MSF-18

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
John T. Ludes Age: 71	Director	2003	President, LFP Properties (consulting firm); Formerly, Trustee, Zenith Fund**; formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	37

Officers(1)

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey P. Halperin	40	Chief Compliance Officer	2006	Vice President (since 2006), Corporate Ethics and Compliance Department, MetLife, Inc.; Chief Compliance Officer (since 2006), MetLife Advisers, MIA and MIST.

John F. Guthrie, Jr.	64	Senior Vice President	2002	Manager and Senior Vice President, MetLife Advisers; Vice President, MetLife; Vice President (since 2003), MetLife Group, Inc.; Vice President, NELICO; Vice President (since 2005), MIA; formerly, Senior Vice President, Zenith Fund**.

Alan C. Leland	55	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Treasurer (since 2005), Met Investors Advisory, LLC; Vice President (since 2004), MIA; Vice President (since 2003), MetLife Group, Inc.; Vice President, MetLife; Senior Vice President, NELICO

Peter Duffy	52	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers (since 1998); Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife Group, Inc.; formerly, Vice President and Treasurer, Zenith Fund**.

Thomas M. Lenz	49	Vice President and Secretary	2002	General Counsel and Secretary, MetLife Advisers; Assistant General Counsel, MetLife; formerly, Vice President and Secretary, Zenith Fund**.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
**	The Zenith Fund deregistered with the Securities and Exchange Commission (“SEC”) in 2004.
(†)	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the “State Street Research Funds”).
(1)	Each Director of the Fund also serves as trustee of Metropolitan Series Fund II (“Met Series Fund II”), a registered investment company advised by MetLife Advisers. Each officer of the Fund serves in the same position with Met Series Fund II, which consists of one portfolio.
(2)	Previous positions during the past five years with the Fund, MIST, MetLife, MetLife Advisers, MIA, Zenith Fund, NELICO or New England Securities Corporation are omitted if not materially different.
(3)	The Fund Complex includes the Fund (36 portfolios), Met Series Fund II (1 portfolio) and MIST (44 portfolios)

MSF-19

Metropolitan Series Fund, Inc.

FI Large Cap Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Fund’s Contract Review Committees of the Board of Directors (the “Board”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”), subadvisory agreements and sub-subadvisory agreements (collectively, the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals at the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers, the Fund’s investment adviser, and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through the subadvisers’ responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies and the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (viii) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (ix) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (x) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xi) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee on September 12, 2007, the Board, at its November 15, 2007 meeting, approved the continuation through December 31, 2008 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio of the Fund. The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than Zenith Equity and the Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the establishment of the investment strategies of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of Subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to Zenith Equity and the Asset Allocation Portfolios, the Directors considered both the portfolio management services and the administrative services provided by MetLife Advisers. After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

MSF-20

Metropolitan Series Fund, Inc.

FI Large Cap Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ recommendations regarding reductions in Fee rates, implementation of Fee breakpoints and institution of Fee waivers and expense caps.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and their affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Agreements.

MSF-21

Metropolitan Series Fund, Inc.

FI Large Cap Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution, brokerage and transfer agency services to the Portfolios, and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2008.

MSF-22

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2007 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-23

Metropolitan Series Fund, Inc. FI Mid Cap Opportunities Portfolio Annual Report	December 31, 2007

Letter from the President

February 1, 2008

Letter to Policy Holders:

2007 was a tumultuous year in the financial markets driven by concerns in the credit markets surrounding sub-prime mortgages and fears of recession in the U.S. Economy. The broad markets were mixed, with the Dow Jones Industrial Average up 8.9% and the MSCI EAFE Index, which measures the performance of international equities, up 11.2% for the year, while the Russell 2000 Index, which measures the performance of small capitalization stocks, was down 1.6%.

In the fixed income markets, credit spreads increased as a result of the pressure from sub-prime mortgage crisis and the Federal Reserve lowered interest rates by a total of 1% during the year. The Lehman Brothers Aggregate Bond Index posted a 7.0% return for the year.

On the following pages, you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth Forget

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

Managed by Fidelity Management & Research Company

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the year ended December 31, 2007, the Class A shares of the FI Mid Cap Opportunities Portfolio returned 8.3%, compared to its benchmark, the Standard & Poor’s MidCap 400 Index1, which returned 8.0%. The average return of its peer group, the Lipper Variable Insurance Products Mid-Cap Growth Funds Universe2, was 16.5% over the same period.

PORTFOLIO REVIEW

Amidst turmoil in the credit markets and conflicting economic data, equity prices witnessed increased volatility throughout the year. Early in the year, stock prices advanced to continual new highs, but mounting credit concerns and a lingering weak housing market, increasing energy and commodity prices, and slow earnings growth weighed on investors, and volatility in the stock market returned. However, these concerns were partially offset by continued robust global economic growth and strong, albeit tempering, consumer spending trends. For the year, the Standard & Poor’s (S&P) MidCap 400® Index returned 8.0%. Within the mid-cap market, as measured by the S&P MidCap 400® Index, eight of the ten sectors posted positive returns with the strongest advances coming from the energy and materials sectors. The consumer discretionary and financial sectors were the only two posting negative performance during the period.

Against this backdrop, the FI Mid Cap Opportunities Portfolio outperformed the S&P MidCap 400® Index. Strong stock selection within the information technology sector was a leading contributor to the Portfolio’s performance. Within this sector, NAVTEQ, a digital map provider, and Juniper Networks, a network communications equipment maker, were the largest individual contributors. Both companies advanced after announcing strong second quarter results. Additionally, NAVTEQ shares rose on takeover rumors before eventually being acquired by Nokia. The Portfolio also benefited from a focus on stocks that benefited from the ongoing video gaming product cycle (Nintendo, Electronic Arts). A significant underweight in the financial services sector, particularly among smaller, more regional banks and insurance companies, also benefited performance. However, nearly every name in this sector was somehow affected as the credit cycle continued to unfold throughout the year. On the negative side, overweighting the consumer discretionary sector, specifically media and consumer durables & apparel stocks, hurt performance. During the year, investors became more concerned about the resiliency of consumer spending. In particular, top Portfolio holding Harman International, which had agreed to be bought by a private equity firm, witnessed its deal fall apart due to issues in the credit market. The stock lost over 24% during the year and was the largest single detractor in the Portfolio. Additionally, an underweighted position coupled with poor security selection in the energy sector also hurt performance. The sector performed well over the 12-month period amidst strong demand for energy, high oil prices, and supply constraints.

* The views expressed above are those of the subadvisory firm as of December 31, 2007 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

1 The Standard & Poor’s MidCap 400® Index is an unmanaged index measuring the performance of the mid-size company segment of the U.S. market. The Index consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation.

2 The Lipper Variable Insurance Products Fund Average is an average of the total return performance (calculated on the basis of net asset value) of variable product funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-2

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

A $10,000 INVESTMENT COMPARED TO

THE S&P MIDCAP 400 INDEX

Average Annual Returns as of December 31, 2007

	FI Mid Cap Opportunities Portfolio			S&P MidCap 400 Index
	Class A	Class B	Class E
1 Year	8.3%	8.1%	8.2%	8.0%
5 Year	15.4	15.1	15.2	16.2
10 Year	6.7	—	—	11.2
Since Inception	—	-0.5	1.5	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 3/3/97, 1/2/01 and 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of December 31, 2007

Top Holdings

% of Total Net Assets
Harman International Industries, Inc.	5.1%
Juniper Networks, Inc.	4.9%
AT&T, Inc.	4.6%
Flowserve Corp.	4.5%
DeVry, Inc.	4.3%
Agilent Technologies, Inc.	3.8%
Molson Coors Brewing Co.	3.7%
Electronic Arts, Inc.	3.4%
Time Warner, Inc.	3.2%
The Walt Disney Co.	3.0%

Top Sectors

% of Total Market Value
Industrials	23.8%
Consumer Discretionary	22.7%
Information Technology	21.4%
Telecommunication Services	11.5%
Financials	9.0%
Consumer Staples	4.9%
Energy	4.5%
Health Care	0.5%

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2007 through December 31, 2007.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period* July 1, 2007 to December 31, 2007
FI Mid Cap Opportunities—Class A	Actual	0.74%	$1,000.00	$974.20	$3.68
	Hypothetical	0.74%	$1,000.00	$1,021.43	$3.77

FI Mid Cap Opportunities—Class B	Actual	0.99%	$1,000.00	$973.60	$4.92
	Hypothetical	0.99%	$1,000.00	$1,020.16	$5.04

FI Mid Cap Opportunities—Class E	Actual	0.89%	$1,000.00	$973.90	$4.43
	Hypothetical	0.89%	$1,000.00	$1,020.67	$4.53

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MSF-4

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

Schedule of Investments as of December 31, 2007

Common Stock—98.3% of Total Net Assets

Security Description	Shares	Value*

Airlines—1.2%
AirAsia Berhad (MYR) (a)	10,761,600	$5,175,532
Delta Air Lines, Inc. (a) (b)	637,900	9,498,331

		14,673,863

Auto Components—1.7%
WABCO Holdings, Inc.	398,713	19,971,534

Beverages—5.0%
Coca-Cola Hellenic Bottling Co. S.A. (ADR) (b)	350,762	14,991,568
Molson Coors Brewing Co.	842,530	43,491,399

		58,482,967

Capital Markets—3.5%
Ashmore Group, Plc. (GBP)	3,806,673	20,139,807
EFG International (CHF)	526,360	21,200,876

		41,340,683

Commercial Banks—0.8%
East West Bancorp, Inc. (b)	399,496	9,679,788

Commercial Services & Supplies—2.7%
Knoll, Inc.	1,122,700	18,445,961
Waste Management, Inc.	414,300	13,535,181

		31,981,142

Communications Equipment—6.5%
Harris Corp.	93,937	5,887,971
Juniper Networks, Inc. (a)	1,728,460	57,384,872
Research In Motion, Ltd. (a)	118,100	13,392,540

		76,665,383

Construction & Engineering—0.9%
Quanta Services, Inc. (a) (b)	406,261	10,660,289

Diversified Consumer Services—7.9%
DeVry, Inc. (b)	972,600	50,536,296
Service Corp. International	670,200	9,416,310
Weight Watchers International, Inc. (b)	740,794	33,469,073

		93,421,679

Diversified Financial Services—3.8%
Agrenco, Ltd. (BRL) (a)	364,600	1,970,478
Apollo Global Management, LLC (144A)	423,300	9,312,600
Bolsa de Mercadorias e Futuros (BRL) (a)	1,807,100	25,380,618
Bovespa Holding S.A. (BRL) (a)	416,000	8,016,180

		44,679,876

Diversified Telecommunication Services—5.8%
AT&T, Inc.	1,310,808	54,477,181
Time Warner Telecom, Inc. (Class A) (a) (b)	702,707	14,257,925

		68,735,106

Security Description	Shares	Value*

Electrical Equipment—10.4%
ABB, Ltd. (ADR)	1,020,000	$29,376,000
Alstom (EUR) (b)	163,700	34,735,968
Nexans S.A. (EUR)	200,181	24,755,694
Prysmian S.p.A. (EUR) (a)	1,407,296	34,408,539

		123,276,201

Electronic Equipment & Instruments—3.8%
Agilent Technologies, Inc. (a)	1,222,662	44,920,602

Energy Equipment & Services—1.3%
Diamond Offshore Drilling, Inc. (b)	13,600	1,931,200
SEACOR Holdings, Inc. (a) (b)	148,200	13,744,068

		15,675,268

Health Care Equipment & Supplies—0.5%
Advanced Medical Optics, Inc. (a) (b)	239,611	5,877,658

Hotels, Restaurants & Leisure—0.6%
Starbucks Corp. (a)	346,928	7,101,616

Household Durables—5.1%
Harman International Industries, Inc.	812,995	59,925,861

Internet Software & Services—3.0%
Akamai Technologies, Inc. (a) (b)	1,010,088	34,949,045

IT Services—2.6%
Fiserv, Inc. (a) (b)	431,389	23,937,776
Global Cash Access, Inc. (a) (b)	1,067,934	6,471,680

		30,409,456

Life Sciences Tools & Services—0.0%
Pharmaceutical Product Development, Inc.	2,900	117,073

Machinery—5.8%
Flowserve Corp.	556,002	53,487,392
Sulzer AG (CHF)	10,080	14,621,869

		68,109,261

Media—6.2%
The Walt Disney Co.	1,090,969	35,216,479
Time Warner, Inc.	2,307,129	38,090,700

		73,307,179

Oil, Gas & Consumable Fuels—3.1%
Chesapeake Energy Corp. (b)	225,900	8,855,280
EOG Resources, Inc.	178,514	15,932,374
EXCO Resources, Inc. (a) (b)	646,300	10,004,724
Goodrich Petroleum Corp. (a) (b)	83,516	1,889,132
Sunoco, Inc.	3,900	282,516

		36,964,026

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

Schedule of Investments as of December 31, 2007

Common Stock—(Continued)

Security Description	Shares	Value*

Real Estate Management & Development—1.1%
Indiabulls Real Estate, Ltd. (INR) (a)	697,239	$13,248,574

Road & Rail—2.5%
Hertz Global Holdings, Inc. (a) (b)	1,853,500	29,452,115

Semiconductors & Semiconductor Equipment—2.2%
Marvell Technology Group, Ltd. (a)	719,834	10,063,279
SiRF Technology Holdings, Inc. (a) (b)	649,352	16,318,216

		26,381,495

Software—3.4%
Electronic Arts, Inc. (a)	688,400	40,209,444

Textiles, Apparel & Luxury Goods—1.2%
Phillips-Van Heusen Corp.	394,465	14,539,980

Wireless Telecommunication Services—5.7%
American Tower Corp. (Class A) (a)	771,119	32,849,669
Bharti Airtel, Ltd.(INR)	758,345	18,993,637
NII Holdings, Inc. (a)	322,955	15,605,186

		67,448,492

Total Common Stock (Identified Cost $1,102,104,902)		1,162,205,656

Short Term Investments—14.4%
Security Description	Shares/ Face Amount	Value*

Mutual Funds—12.0%
State Street Navigator Securities Lending Prime Portfolio (c)	141,557,074	$141,557,074

Repurchase Agreement—2.4%
State Street Repurchase Agreement dated 12/31/07 at 1.200% to be repurchased at $28,836,922 on 1/2/08, collateralized by $9,770,000 U.S. Treasury Bond 8.125% due 8/15/21 with a value of $13,714,638; and by $12,055,000 U.S. Treasury Bond 7.625% due 11/15/22 with a value of $15,987,944.	$28,835,000	28,835,000

Total Short Term Investments (Identified Cost $170,392,074)		170,392,074

Total Investments—112.7% (Identified Cost $1,272,496,976) (d)		1,332,597,730
Liabilities in excess of other assets		(150,569,699)

Total Net Assets—100%		$1,182,028,031

(a)	Non-Income Producing.
(b)	A portion or all of the security was held on loan. As of December 31, 2007, the market value of securities loaned was $165,979,514 and the collateral received consisted of cash in the amount of $141,557,074 and non cash collateral with a value of $ 28,979,281. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	The aggregate cost of investments for federal income tax purposes as of December 31, 2007 was $1,280,482,952 and the composition of unrealized appreciation and depreciation of investment securities was $131,588,454 and $(79,473,676), respectively.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2007, the market value of 144A securities was $9,312,600, which is 0.8% of total net assets.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(BRL)—	Brazilian Real
(CHF)—	Swiss Franc
(EUR)—	Euro
(GBP)—	British Pound
(INR)—	Indian Rupee
(MYR)—	Malaysian Ringgit

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

Statement of Assets & Liabilities

December 31, 2007

Assets
Investments at value (a) (c)		$1,332,597,730
Cash		554
Foreign cash at value (b)		33
Receivable for:
Securities sold		1,478,203
Fund shares sold		534,181
Accrued interest and dividends		669,480
Foreign taxes		16,643

Total Assets		1,335,296,824
Liabilities
Payable for:
Securities purchased	$10,241,553
Fund shares redeemed	513,743
Withholding taxes	156,537
Collateral for securities loaned	141,557,074
Accrued expenses:
Management fees	683,301
Service and distribution fees	22,207
Deferred directors’ fees	1,849
Other expenses	92,529

Total Liabilities		153,268,793

Net Assets		$1,182,028,031

Net assets consists of:
Capital paid in		$1,613,196,396
Undistributed net investment income		1,794,246
Accumulated net realized losses		(492,899,034)
Unrealized appreciation on investments and foreign currency		59,936,423

Net Assets		$1,182,028,031

Computation of offering price:
Class A
Net asset value and redemption price per share ($1,063,016,731 divided by 50,278,407 shares outstanding)		$21.14

Class B
Net asset value and redemption price per share ($82,674,591 divided by 4,002,441 shares outstanding)		$20.66

Class E
Net asset value and redemption price per share ($36,336,709 divided by 1,739,499 shares outstanding)		$20.89

(a) Identified cost of investments		$1,272,496,976

(b) Identified cost of foreign cash		$32

(c)	Includes cash collateral for securities loaned of $141,557,074.

Statement of Operations

For the Year Ended December 31, 2007

Investment Income
Dividends		$7,834,952	(a)
Interest		1,136,180	(b)

		8,971,132
Expenses
Management fees	$7,914,306
Service and distribution fees—Class B	190,021
Service and distribution fees—Class E	57,513
Directors’ fees and expenses	23,856
Custodian	222,751
Audit and tax services	31,738
Legal	13,228
Printing	348,368
Insurance	12,329
Miscellaneous	18,193

Total expenses	8,832,303
Expense reductions	(33,344)	8,798,959

Net Investment Income		172,173

Realized and Unrealized Gain (Loss)
Realized gain on:
Investments—net	128,209,702
Foreign currency transactions—net	2,416,767	130,626,469

Change in unrealized depreciation on:
Investments—net	(40,914,241)
Foreign currency transactions—net	(5,991)	(40,920,232)

Net gain		89,706,237

Net Increase in Net Assets From Operations		$89,878,410

(a)	Net of foreign taxes of $89,138.
(b)	Includes net income on securities loaned of $480,938.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2007	Year ended December 31, 2006
From Operations
Net investment income	$172,173	$491,904
Net realized gain	130,626,469	92,380,358
Unrealized appreciation (depreciation)	(40,920,232)	21,473,574

Increase in net assets from operations	89,878,410	114,345,836

From Distributions to Shareholders
Net investment income
Class A	(1,400,249)	(51,396)
Class E	(1,896)	0

Total distributions	(1,402,145)	(51,396)

Increase (decrease) in net assets from capital share transactions	5,575,867	(36,812,835)

Total increase in net assets	94,052,132	77,481,605

Net Assets
Beginning of the period	1,087,975,899	1,010,494,294

End of the period	$1,182,028,031	$1,087,975,899

Undistributed Net Investment Income
End of the period	$1,794,246	$546,458

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2007		Year ended December 31, 2006
	Shares	$	Shares	$
Class A
Sales	8,542,036	$181,035,488	7,337,683	$135,629,659
Reinvestments	66,112	1,400,249	2,664	51,396
Redemptions	(8,578,550)	(181,458,569)	(10,008,666)	(182,453,421)

Net increase (decrease)	29,598	$977,168	(2,668,319)	$(46,772,366)

Class B
Sales	1,373,277	$28,773,800	1,497,924	$26,935,996
Redemptions	(894,020)	(18,596,495)	(758,959)	(13,536,422)

Net increase	479,257	$10,177,305	738,965	$13,399,574

Class E
Sales	250,970	$5,322,439	324,263	$5,917,226
Reinvestments	90	1,896	0	0
Redemptions	(522,976)	(10,902,941)	(521,495)	(9,357,269)

Net decrease	(271,916)	$(5,578,606)	(197,232)	$(3,440,043)

Increase (decrease) derived from capital share transactions		$5,575,867		$(36,812,835)

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

Financial Highlights

	Class A
	Year ended December 31,
	2007		2006		2005	2004	2003
Net Asset Value, Beginning of Period	$19.54		$17.47		$16.34	$14.01	$10.41

Income From Investment Operations
Net investment income (loss)	0.01	(a)	0.01		0.02	0.08	(0.03)
Net realized and unrealized gain on investments	1.62		2.06		1.11	2.33	3.63

Total from investment operations	1.63		2.07		1.13	2.41	3.60

Less Distributions
Distributions from net investment income	(0.03)		(0.00	)(b)	0.00	(0.08)	0.00

Total distributions	(0.03)		(0.00)		0.00	(0.08)	0.00

Net Asset Value, End of Period	$21.14		$19.54		$17.47	$16.34	$14.01

Total Return (%)	8.3		11.9		6.9	17.2	34.6
Ratio of operating expenses to average net assets before expense reductions (%)	0.73		0.75		0.75	0.75	0.77
Ratio of operating expenses to average net assets after expense reductions (%) (c)	0.73		0.73		0.68	0.70	0.76
Ratio of net investment income (loss) to average net assets (%)	0.04		0.07		0.11	0.53	(0.24)
Portfolio turnover rate (%)	113		153		149	217	39
Net assets, end of period (000)	$1,063,017		$981,804		$924,602	$963,074	$873,202

	Class B
	Year ended December 31,
	2007		2006		2005	2004	2003
Net Asset Value, Beginning of Period	$19.11		$17.13		$16.06	$13.79	$10.27

Income From Investment Operations
Net investment income (loss)	(0.04	)(a)	(0.02)		(0.01)	0.09	(0.05)
Net realized and unrealized gain on investments	1.59		2.00		1.08	2.23	3.57

Total from investment operations	1.55		1.98		1.07	2.32	3.52

Less Distributions
Distributions from net investment income	0.00		0.00		0.00	(0.05)	0.00

Total distributions	0.00		0.00		0.00	(0.05)	0.00

Net Asset Value, End of Period	$20.66		$19.11		$17.13	$16.06	$13.79

Total Return (%)	8.1		11.6		6.7	16.8	34.2
Ratio of operating expenses to average net assets before expense reductions (%)	0.98		1.00		1.00	1.00	1.02
Ratio of operating expenses to average net assets after expense reductions (%) (c)	0.98		0.98		0.93	0.95	1.01
Ratio of net investment income (loss) to average net assets (%)	(0.21)		(0.18)		(0.13)	0.44	(0.48)
Portfolio turnover rate (%)	113		153		149	217	39
Net assets, end of period (000)	$82,675		$67,334		$47,699	$36,819	$13,849

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Distributions for the period were less than $0.01.
(c)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

Financial Highlights

	Class E
	Year ended December 31,
	2007		2006	2005	2004	2003
Net Asset Value, Beginning of Period	$19.31		$17.29	$16.19	$13.90	$10.33

Income From Investment Operations
Net investment income (loss)	(0.02	)(a)	(0.02)	(0.01)	0.07	(0.03)
Net realized and unrealized gain on investments	1.60		2.04	1.11	2.28	3.60

Total from investment operations	1.58		2.02	1.10	2.35	3.57

Less Distributions
Distributions from net investment income	(0.00	)(b)	0.00	0.00	(0.06)	0.00

Total distributions	(0.00)		0.00	0.00	(0.06)	0.00

Net Asset Value, End of Period	$20.89		$19.31	$17.29	$16.19	$13.90

Total Return (%)	8.2		11.7	6.7	17.0	34.6
Ratio of operating expenses to average net assets before expense reductions (%)	0.88		0.90	0.90	0.90	0.92
Ratio of operating expenses to average net assets after expense reductions (%) (c)	0.88		0.88	0.83	0.85	0.91
Ratio of net investment income (loss) to average net assets (%)	(0.12)		(0.08)	(0.04)	0.55	(0.37)
Portfolio turnover rate (%)	113		153	149	217	39
Net assets, end of period (000)	$36,337		$38,839	$38,193	$40,402	$12,991

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Distributions for the period were less than $0.01.
(c)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

Notes to Financial Statements—December 31, 2007

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The FI Mid Cap Opportunities Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

MSF-11

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

Notes to Financial Statements—December 31, 2007—(Continued)

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated day-to-day responsibility for valuing Portfolio assets to MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”) who values such assets as described above and operates under procedures approved by the Board.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

MSF-12

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

Notes to Financial Statements—December 31, 2007—(Continued)

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Options:

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

MSF-13

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

Notes to Financial Statements—December 31, 2007—(Continued)

As of December 31, 2007, the Portfolio had capital loss carryovers as follows:

Expiring 12/31/11	Expiring 12/31/10	Expiring 12/31/09	Total
$16,477,953	$376,464,857	$33,105,061	$426,047,871

The tax character of distributions paid for the periods ended December 31, 2007 and 2006 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2007	2006	2007	2006	2007	2006	2007	2006
$1,402,145	$51,396	$—	$—	$—	$—	$1,402,145	$51,396

As of December 31, 2007, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation	Loss Carryforwards	Total
$3,550,596	$—	$51,950,447	$(426,047,871)	$(370,546,828)

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

Expense Reductions:

Certain Portfolio trades are directed to brokers who paid a portion of the Portfolio’s expenses. Amounts paid for the Portfolio are shown as expense reductions in the Statement of Operations.

3.	INVESTMENT TRANSACTIONS:

For the year ended December 31, 2007, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$0	$1,310,324,075	$0	$1,279,092,451

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2007	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
$7,914,306	0.750%	Of the first $100 million
	0.700%	Of the next $400 million
	0.650%	On amounts in excess of $500 million

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MSF-14

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

Notes to Financial Statements—December 31, 2007—(Continued)

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Fidelity Research & Management Company (“FMR”) was compensated by MetLife Advisers to provide subadvisory services for the FI Mid Cap Opportunities Portfolio in 2007.

Service and Distribution Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing, the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the year ended December 31, 2007 are shown as Service and Distribution fees in the Statement of Operations.

5.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolios’ behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Portfolio receives 80% of the annual net income from securities lending transactions, which is included in interest income of the Portfolio. The remaining 20% is paid to the custodian as compensation for its securities lending services. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. Any outstanding loans by the Portfolio at December 31, 2007 are footnoted in the Schedule of Investments.

6.	REGULATORY MATTERS:

As previously reported, in May 2004, General American received a Wells Notice stating that the SEC staff was considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws against General American with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through General American. General American responded to the SEC staff and cooperated with the investigation. On August 9, 2007, the SEC announced that it had settled an enforcement action regarding late trading against General American with, among other things, General American agreeing to pay a civil penalty and to comply with certain undertakings. General American consented to the SEC’s order without admitting or denying the findings. MetLife Advisers has also advised the Fund’s Board of Directors that, while certain exceptions to the Fund’s policies have been noted, no situations have been identified that would have a material impact on the financial position of the Fund.

7.	SUBSEQUENT EVENTS:

On February 7, 2008 the Board approved a new investment subadvisory agreement (the “Agreement”) with respect to the Portfolio between MetLife Advisers and Pyramis Global Advisors, LLC (“Pyramis”), a wholly-owned subsidiary of the Portfolio’s former subadviser, FMR. The Agreement is not subject to shareholder approval and will become effective April 28, 2008. The Advisory Agreement between the Fund, with respect to the Portfolio, and MetLife Advisers will remain in effect and fees payable thereunder to MetLife Advisers will not change. Under the Agreement, Pyramis will become subadviser to the Portfolio, succeeding FMR, and will become responsible for the day-to-day management of the Portfolio’s investment operations under the oversight of MetLife Advisers and the Board.

MSF-15

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

Notes to Financial Statements—December 31, 2007—(Continued)

8.	RECENT ACCOUNTING PRONOUNCEMENTS:

Effective June 29, 2007, the Fund implemented Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109” (“FIN 48”). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Fund, and has determined that the adoption of FIN 48 does not have a material impact on the Fund’s financial statements. The Fund files U.S. tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s tax returns remains open for the years ended December 31, 2004 through December 31, 2006.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

MSF-16

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of the Metropolitan Series Fund, Inc. :

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the FI Mid Cap Opportunities Portfolio, one of the portfolios constituting the Metropolitan Series Fund, Inc. (the “Fund”) as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the FI Mid Cap Opportunities Portfolio of the Metropolitan Series Fund, Inc. as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 21, 2008

MSF-17

Metropolitan Series Fund, Inc.

Directors and Officers

The Fund’s Directors review actions of the Fund’s investment adviser and subadvisers, and decide upon matters of general policy. The Fund’s officers supervise the daily business operations of the Fund. The Board of Directors and the Fund’s officers are listed below. Each Director is responsible for overseeing all 36 Portfolios of the Fund. There is no limit to the term a Director may serve. Directors serve until their resignation, retirement or removal in accordance with the Fund’s organizational documents and policies adopted by the Board from time to time. Officers hold office at the pleasure of the Board or until the election or appointment and the qualification of a successor. The address of the directors and officers is c/o Metropolitan Series Fund, Inc., 501 Boylston Street, Boston, MA 02116.

Interested Directors(1)

Each Director below is an “interested person” (as defined by the 1940 Act) with respect to the Fund in that Ms. Forget is an employee of MetLife and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Elizabeth M. Forget Age: 41	Director, Chairman of the Board, President and Chief Executive Officer	2006	Senior Vice President (since 2007), MetLife, Inc.; President, Met Investors Advisory, LLC (“MIA”); Trustee and President, Met Investors Series Trust (“MIST”); Executive Vice President, MetLife Investors Group, Inc.; President (since 2006), MetLife Advisers.	81

Arthur G. Typermass Age: 70	Director	1998	Formerly, Senior Vice President and Treasurer, MetLife.	37

Non-Interested Directors(1)

Each Director below is not an “interested person” (as defined by the 1940 Act) with respect to the Fund (collectively, the “Independent Directors”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† Age: 70	Director	1985	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	37

Linda B. Strumpf Age: 60	Director	2000	Vice President and Chief Investment Officer, Ford Foundation.	37

Michael S. Scott Morton† Age: 70	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, MIT.	37

H. Jesse Arnelle Age: 74	Director	2001	Formerly, Counsel, Womble Carlyle Sandrie & Rice; Director, Textron Inc. (global multi-industry company)*; formerly, Director, Gannet Co. Inc. (diversified news and information company)*; formerly, Director, Eastman Chemical Company (global chemical company)*; formerly, Director, Waste Management, Inc.*; formerly, Director, Armstrong Holdings Inc. (parent company of floor and ceiling products business)*; formerly, Director, FPL Group Inc. (public utility holding company)*; Director, URS Corporation (engineering design services firm)*.	37

Nancy Hawthorne Age: 56	Director	2003	Director, Avid Technologies (computer software company)*; formerly, Chairman of the Board of Avid Technologies; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Chief Executive Officer, Clerestory LLC (corporate financial advisor); formerly, Trustee, New England Zenith Fund (“Zenith Fund”)**; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company )*.	37

MSF-18

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
John T. Ludes Age: 71	Director	2003	President, LFP Properties (consulting firm); Formerly, Trustee, Zenith Fund**; formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	37

Officers(1)

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey P. Halperin	40	Chief Compliance Officer	2006	Vice President (since 2006), Corporate Ethics and Compliance Department, MetLife, Inc.; Chief Compliance Officer (since 2006), MetLife Advisers, MIA and MIST.

John F. Guthrie, Jr.	64	Senior Vice President	2002	Manager and Senior Vice President, MetLife Advisers; Vice President, MetLife; Vice President (since 2003), MetLife Group, Inc.; Vice President, NELICO; Vice President (since 2005), MIA; formerly, Senior Vice President, Zenith Fund**.

Alan C. Leland	55	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Treasurer (since 2005), Met Investors Advisory, LLC; Vice President (since 2004), MIA; Vice President (since 2003), MetLife Group, Inc.; Vice President, MetLife; Senior Vice President, NELICO

Peter Duffy	52	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers (since 1998); Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife Group, Inc.; formerly, Vice President and Treasurer, Zenith Fund**.

Thomas M. Lenz	49	Vice President and Secretary	2002	General Counsel and Secretary, MetLife Advisers; Assistant General Counsel, MetLife; formerly, Vice President and Secretary, Zenith Fund**.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
**	The Zenith Fund deregistered with the Securities and Exchange Commission (“SEC”) in 2004.
(†)	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the “State Street Research Funds”).
(1)	Each Director of the Fund also serves as trustee of Metropolitan Series Fund II (“Met Series Fund II”), a registered investment company advised by MetLife Advisers. Each officer of the Fund serves in the same position with Met Series Fund II, which consists of one portfolio.
(2)	Previous positions during the past five years with the Fund, MIST, MetLife, MetLife Advisers, MIA, Zenith Fund, NELICO or New England Securities Corporation are omitted if not materially different.
(3)	The Fund Complex includes the Fund (36 portfolios), Met Series Fund II (1 portfolio) and MIST (44 portfolios)

MSF-19

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Fund’s Contract Review Committees of the Board of Directors (the “Board”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”), subadvisory agreements and sub-subadvisory agreements (collectively, the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals at the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers, the Fund’s investment adviser, and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through the subadvisers’ responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies and the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (viii) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (ix) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (x) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xi) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee on September 12, 2007, the Board, at its November 15, 2007 meeting, approved the continuation through December 31, 2008 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio of the Fund. The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the establishment of the investment strategies of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of Subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of

MSF-20

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ recommendations regarding reductions in Fee rates, implementation of Fee breakpoints and institution of Fee waivers and expense caps.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and their affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

MSF-21

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution, brokerage and transfer agency services to the Portfolios, and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2008.

MSF-22

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2007 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-23

Metropolitan Series Fund, Inc. FI Value Leaders Portfolio Annual Report	December 31, 2007

Letter from the President

February 1, 2008

Letter to Policy Holders:

2007 was a tumultuous year in the financial markets driven by concerns in the credit markets surrounding sub-prime mortgages and fears of recession in the U.S. Economy. The broad markets were mixed, with the Dow Jones Industrial Average up 8.9% and the MSCI EAFE Index, which measures the performance of international equities, up 11.2% for the year, while the Russell 2000 Index, which measures the performance of small capitalization stocks, was down 1.6%.

In the fixed income markets, credit spreads increased as a result of the pressure from sub-prime mortgage crisis and the Federal Reserve lowered interest rates by a total of 1% during the year. The Lehman Brothers Aggregate Bond Index posted a 7.0% return for the year.

On the following pages, you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth Forget

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Managed by Fidelity Management & Research Company

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the year ended December 31, 2007, the Class A shares of the FI Value Leaders Portfolio returned 4.2%, compared to its benchmark, the Russell 1000 Value Index1, which returned -0.2%. The average return of its peer group, the Lipper Variable Insurance Products Multi-Cap Value Funds Universe2, was -0.4% over the same period.

PORTFOLIO REVIEW

Amidst turmoil in the credit markets and conflicting economic data, equity prices witnessed increased volatility throughout the year. Early in the year, stock prices advanced to continual new highs, but with mounting credit concerns and a lingering weak housing market, increasing energy and commodity prices, and slow earnings growth weighed on investors, and volatility in the stock market returned. However, these concerns were partially offset by continued robust global economic growth and strong, albeit tempering, consumer spending trends. For the period, the Standard & Poor’s 500® Index3 returned 5.5%. The consumer discretionary and financial sectors were the only two posting negative performance during the period. Growth stocks generally did better than value style stocks for the year.

Nine of ten sectors contributed positively to the Portfolio’s relative performance. Stock selection in the Financials and Industrials sectors added to relative performance, while Telecommunication Services was the lone sector detractor. In the Financials sector, underweights in commercial banks and real estate investment trust (REIT) stocks were the largest contributors. Among commercial banks, the underweight in Wachovia was a significant contributor. Wachovia shares fell nearly 30%, largely due to losses and asset write-downs resulting from the problems in the subprime mortgage and credit markets. Not owning many REIT shares added to performance when the group fell more than 18% in aggregate during the year after several years of strong performance. REIT valuations were stretched after the long period of outperformance, and rising interest rates earlier in the year made Treasury securities more attractive because of their higher yields relative to REITs. Among Industrials, the overweight in farm equipment maker Agco added to performance. Agco shares gained almost 120% thanks to strong global demand for agricultural and farming equipment. Among individual holdings, the overweight in refiner Tesoro was the largest Portfolio contributor. Tesoro shares gained 67% during the first half of the year. The company’s shares rose thanks to rising oil prices and unusually tight gasoline and distillate inventories earlier in the year, which placed upward pressure on gasoline prices and helped refining margins.

In the Telecommunication Services sector, the underweight in diversified telecommunications firm Verizon Communications was a significant Portfolio detractor. Verizon shares gained 22%, mostly earlier in the year, due to strong wireless subscriber trends and share gains, primarily at the expense of rival Sprint Nextel. Among individual holdings, the overweight in mortgage finance firm Countrywide Financial and the underweight in oil & gas producer Occidental Petroleum were the largest Portfolio detractors. Countrywide shares fell more than 70% amid the subprime mortgage problems and ensuing liquidity crunch. Occidental Petroleum shares gained 60% as oil prices rose more than 50% during the year.

* The views expressed above are those of the subadvisory firm as of December 31, 2007 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

1 The Russell 1000® Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have a low price-to-book and price-to-earnings ratio, higher divided yields and lower forecasted growth values.

2 The Lipper Variable Insurance Products Fund Average is an average of the total return performance (calculated on the basis of net asset value) of variable product funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

3 The Standard & Poor’s (S&P) 500® Stock Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange.

MSF-2

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

A $10,000 INVESTMENT COMPARED TO

THE RUSSELL 1000 VALUE INDEX

Average Annual Returns as of December 31, 2007

	FI Value Leaders Portfolio				Russell 1000 Value Index
	Class A	Class B	Class D	Class E
1 Year	4.2%	3.9%	4.1%	4.0%	-0.2%
5 Year	13.3	13.0	—	13.1	14.6
10 Year	5.3	—	—	—	7.7
Since Inception	—	11.7	4.7	4.2	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B, Class D and Class E shares are: 4/30/93, 7/30/02, 5/2/06, 5/1/01 respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION as of December 31, 2007

Top Holdings

% of Total Net Assets
Exxon Mobil Corp.	5.3%
AT&T, Inc.	4.7%
General Electric Co.	3.5%
Bank of America Corp.	2.9%
Altria Group, Inc.	2.9%
Citigroup, Inc.	2.5%
American International Group, Inc.	2.4%
Hewlett-Packard Co.	2.1%
Federal National Mortgage Association	1.8%
Chevron Corp.	1.8%

Top Sectors

% of Total Market Value
Financials	28.2%
Energy	16.2%
Industrials	11.3%
Consumer Staples	8.6%
Health Care	7.7%
Telecommunication Services	6.7%
Utilities	6.4%
Consumer Discretionary	6.2%
Materials	4.1%
Information Technology	3.9%

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2007 through December 31, 2007.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period* July 1, 2007 to December 31, 2007
FI Value Leaders—Class A	Actual	0.70%	$1,000.00	$963.60	$3.46
	Hypothetical	0.70%	$1,000.00	$1,021.64	$3.57

FI Value Leaders—Class B	Actual	0.95%	$1,000.00	$962.50	$4.70
	Hypothetical	0.95%	$1,000.00	$1,020.36	$4.84

FI Value Leaders—Class D	Actual	0.80%	$1,000.00	$963.20	$3.96
	Hypothetical	0.80%	$1,000.00	$1,021.13	$4.08

FI Value Leaders—Class E	Actual	0.85%	$1,000.00	$962.90	$4.21
	Hypothetical	0.85%	$1,000.00	$1,020.87	$4.33

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MSF-4

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Schedule of Investments as of December 31, 2007

Common Stock—99.6% of Total Net Assets

Security Description	Shares	Value*

Aerospace & Defense—3.1%
Lockheed Martin Corp.	68,400	$7,199,784
Precision Castparts Corp.	74,200	10,291,540
Raytheon Co.	138,600	8,413,020

		25,904,344

Biotechnology—0.8%
Biogen Idec, Inc. (a)	125,400	7,137,768

Capital Markets—3.1%
Ameriprise Financial, Inc.	102,200	5,632,242
MF Global, Ltd. (a)	226,700	7,134,249
The Bank of New York Mellon Corp.	280,900	13,696,684

		26,463,175

Chemicals—2.4%
Albemarle Corp.	112,015	4,620,619
Celanese Corp.	177,100	7,494,872
Mosaic Co. (a)	52,500	4,952,850
The Lubrizol Corp.	53,119	2,876,925

		19,945,266

Commercial Banks—3.2%
PNC Financial Services Group, Inc.	148,300	9,735,895
Regions Financial Corp. (b)	312,700	7,395,355
SunTrust Banks, Inc.	157,700	9,854,673

		26,985,923

Computers & Peripherals—3.4%
Apple, Inc. (a)	34,700	6,873,376
EMC Corp. (a)	218,636	4,051,325
Hewlett-Packard Co.	355,400	17,940,592

		28,865,293

Construction & Engineering—1.3%
KBR, Inc. (a)	105,500	4,093,400
The Shaw Group, Inc. (a)	116,900	7,065,436

		11,158,836

Consumer Finance—1.0%
American Express Co.	155,000	8,063,100

Diversified Financial Services—6.0%
Bank of America Corp.	593,804	24,500,353
Citigroup, Inc.	705,066	20,757,143
JPMorgan Chase & Co.	118,528	5,173,747

		50,431,243

Diversified Telecommunication Services—6.7%
AT&T, Inc.	953,200	39,614,993
CenturyTel, Inc.	144,500	5,990,970
Embarq Corp.	143,400	7,102,602
Verizon Communications, Inc.	99,600	4,351,524

		57,060,089

Security Description	Shares	Value*

Electric Utilities—2.8%
Edison International	203,100	$10,839,447
PPL Corp.	248,200	12,928,738

		23,768,185

Energy Equipment & Services—3.8%
Cameron International Corp.	88,200	4,245,066
Diamond Offshore Drilling, Inc. (b)	57,500	8,165,000
National Oilwell Varco, Inc. (a)	129,900	9,542,454
Transocean, Inc.	71,572	10,245,532

		32,198,052

Food & Staples Retailing—3.2%
CVS Caremark Corp.	134,800	5,358,300
Great Atlantic & Pacific Tea Co., Inc. (a)	179,800	5,633,134
Safeway, Inc.	224,600	7,683,566
The Kroger Co.	328,700	8,779,577

		27,454,577

Food Products—0.3%
Corn Products International, Inc.	61,100	2,245,425

Gas Utilities—0.7%
Energen Corp.	96,400	6,191,772

Health Care Equipment & Supplies—0.9%
Baxter International, Inc.	129,300	7,505,865

Health Care Providers & Services—2.4%
McKesson Corp.	109,100	7,147,141
Medco Health Solutions, Inc. (a)	58,500	5,931,900
WellPoint, Inc. (a)	82,800	7,264,044

		20,343,085

Hotels, Restaurants & Leisure—1.3%
McDonald’s Corp.	185,400	10,921,914

Household Products—1.6%
Energizer Holdings, Inc. (a) (b)	52,494	5,886,152
Procter & Gamble Co.	107,500	7,892,650

		13,778,802

Independent Power Producers & Energy Traders—1.9%
Mirant Corp. (a) (b)	131,800	5,137,564
NRG Energy, Inc. (a) (b)	248,400	10,765,656

		15,903,220

Industrial Conglomerates—4.2%
General Electric Co.	791,000	29,322,369
Textron, Inc.	93,300	6,652,290

		35,974,659

Insurance—10.9%
ACE, Ltd.	193,504	11,954,677
American International Group, Inc.	345,200	20,125,160

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Schedule of Investments as of December 31, 2007

Common Stock—(Continued)

Security Description	Shares	Value*

Insurance—(Continued)
Assurant, Inc. (b)	62,800	$4,201,320
Berkshire Hathaway, Inc. (Class B) (a)	2,690	12,739,840
Lincoln National Corp.	87,331	5,084,411
Loews Corp.	196,900	9,911,946
MBIA, Inc. (b)	85,300	1,589,139
Principal Financial Group, Inc.	118,700	8,171,308
Prudential Financial, Inc.	94,200	8,764,368
The Chubb Corp.	181,100	9,884,438

		92,426,607

Life Sciences Tools & Services—1.4%
PerkinElmer, Inc.	69,200	1,800,584
Thermo Fisher Scientific, Inc. (a)	168,100	9,696,008

		11,496,592

Machinery—2.7%
AGCO Corp. (b)	103,000	7,001,940
Cummins, Inc.	36,350	4,629,900
Deere & Co.	121,800	11,342,016

		22,973,856

Media—3.3%
Discovery Holding Co. (Class A) (a)	288,975	7,264,831
E.W. Scripps Co. (Class A) (b)	80,000	3,600,800
Liberty Media Capital (Series A) (a) (b)	64,600	7,525,254
The Walt Disney Co.	288,800	9,322,464

		27,713,349

Metals & Mining—1.8%
Allegheny Technologies, Inc.	89,200	7,706,880
Nucor Corp.	127,300	7,538,706

		15,245,586

Multi-Utilities—1.0%
Public Service Enterprise Group, Inc.	87,900	8,635,296

Oil, Gas & Consumable Fuels—12.4%
Chevron Corp.	158,900	14,830,137
ConocoPhillips	83,795	7,399,098
Exxon Mobil Corp.	480,890	45,054,585
Marathon Oil Corp.	238,800	14,533,368
Southwestern Energy Co. (a)	103,000	5,739,160
Valero Energy Corp.	142,290	9,964,569
Western Refining, Inc. (b)	104,300	2,525,103
XTO Energy, Inc.	101,625	5,219,460

		105,265,480

Personal Products—0.6%
Alberto-Culver Co.	197,155	4,838,184

Pharmaceuticals—2.2%
Merck & Co., Inc.	157,300	9,140,703
Pfizer, Inc.	422,100	9,594,333

		18,735,036

Security Description	Shares	Value*

Real Estate Investment Trusts—0.7%
Annaly Capital Management, Inc.	340,100	$6,183,018

Semiconductors & Semiconductor Equipment—0.5%
Applied Materials, Inc.	226,700	4,026,192

Specialty Retail—0.7%
The Home Depot, Inc.	208,600	5,619,684

Textiles, Apparel & Luxury Goods—1.0%
Nike, Inc.	133,100	8,550,344

Thrifts & Mortgage Finance—3.4%
Countrywide Financial Corp. (b)	385,400	3,445,476
Downey Financial Corp. (b)	123,900	3,854,529
Federal National Mortgage Association	386,300	15,444,274
People’s United Financial, Inc. (b)	357,900	6,370,620

		29,114,899

Tobacco—2.9%
Altria Group, Inc.	321,700	24,314,086

Total Common Stock (Identified Cost $818,467,196)		843,438,801

Short Term Investments—6.8%
Security Description	Shares/ Face Amount	Value*

Mutual Funds—6.7%
State Street Navigator Securities Lending Prime Portfolio (c)	56,520,043	56,520,043

Repurchase Agreement—0.1%
State Street Corp. Repurchase Agreement dated 12/31/07 at 1.70% to be repurchased at $1,307,123 on 1/02/08, collateralized by $955,000 U.S. Treasury Bond 8.50% due 2/15/08 with a value of $1,335,806.	$1,307,000	1,307,000

Total Short Term Investments (Identified Cost $57,827,043)		57,827,043

Total Investments—106.4% (Identified Cost $876,294,239) (d)		901,265,845
Liabilities in excess of other assets		(54,062,258)

Total Net Assets—100%		$847,203,587

(a)	Non-Income Producing.
(b)	A portion or all of the security was held on loan. As of December 31, 2007, the market value of securities loaned was $61,579,256 and the collateral received consisted of cash in the amount of $56,520,043 and non cash collateral with a value of $6,557,829. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	The aggregate cost of investments for federal income tax purposes as of December 31, 2007 was $887,945,647 and the composition of unrealized appreciation and depreciation of investment securities was $58,903,941 and $(45,583,743), respectively.

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Statement of Assets & Liabilities

December 31, 2007

Assets
Investments at value (a) (c)		$901,265,845
Cash		764
Foreign cash at value (b)		57
Receivable for:
Securities sold		6,980,791
Fund shares sold		162,222
Accrued interest and dividends		1,498,461
Foreign taxes		3,646

Total Assets		909,911,786
Liabilities
Payable for:
Securities purchased	$4,611,871
Fund shares redeemed	996,760
Collateral for securities loaned	56,520,043
Accrued expenses:
Management fees	465,681
Service and distribution fees	46,049
Deferred directors’ fees	21,472
Other expenses	46,323

Total Liabilities		62,708,199

Net Assets		$847,203,587

Net assets consists of:
Capital paid in		$752,809,326
Undistributed net investment income		12,206,109
Accumulated net realized gains		57,216,255
Unrealized appreciation on investments and foreign currency		24,971,897

Net Assets		$847,203,587

Computation of offering price:
Class A
Net asset value and redemption price per share ($447,662,623 divided by 2,282,056 shares outstanding)		$196.17

Class B
Net asset value and redemption price per share ($75,733,524 divided by 387,654 shares outstanding)		$195.36

Class D
Net asset value and redemption price per share ($272,190,352 divided by 1,390,304 shares outstanding)		$195.78

Class E
Net asset value and redemption price per share ($51,617,088 divided by 264,037 shares outstanding)		$195.49

(a) Identified cost of investments		$876,294,239

(b) Identified cost of foreign cash		$58

(c)	Includes cash collateral for securities loaned of $56,520,043.

Statement of Operations

For the Year Ended December 31, 2007

Investment Income
Dividends		$19,151,095	(a)
Interest		210,700	(b)

		19,361,795
Expenses
Management fees	$5,931,664
Service and distribution fees—Class B	183,356
Service and distribution fees—Class D	314,616
Service and distribution fees—Class E	86,876
Directors’ fees and expenses	24,535
Custodian	89,713
Audit and tax services	31,738
Legal	10,105
Printing	458,295
Insurance	10,729
Miscellaneous	19,589

Total expenses		7,161,216

Net Investment Income		12,200,579

Realized and Unrealized Gain (Loss)
Realized gain on:
Investments—net	62,214,401
Foreign currency transactions—net	2,526	62,216,927

Change in unrealized depreciation on:
Investments—net	(33,125,706)
Foreign currency transactions—net	(4,426)	(33,130,132)

Net gain		29,086,795

Net Increase in Net Assets From Operations		$41,287,374

(a)	Net of foreign taxes of $2,883.
(b)	Includes net income on securities loaned of $75,571.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2007	Year ended December 31, 2006
From Operations
Net investment income	$12,200,579	$10,064,837
Net realized gain	62,216,927	110,898,470
Unrealized depreciation	(33,130,132)	(39,521,796)

Increase in net assets from operations	41,287,374	81,441,511

From Distributions to Shareholders
Net investment income
Class A	(4,672,405)	(5,909,431)
Class B	(503,782)	(334,265)
Class D	(2,754,011)	0
Class E	(460,718)	(526,931)

	(8,390,916)	(6,770,627)

Net realized gain
Class A	(44,234,373)	(13,648,284)
Class B	(6,426,938)	(1,065,905)
Class D	(29,815,958)	0
Class E	(5,232,496)	(1,464,953)

	(85,709,765)	(16,179,142)

Total distributions	(94,100,681)	(22,949,769)

Increase (decrease) in net assets from capital share transactions	(69,648,099)	303,448,386

Total increase (decrease) in net assets	(122,461,406)	361,940,128

Net Assets
Beginning of the period	969,664,993	607,724,865

End of the period	$847,203,587	$969,664,993

Undistributed Net Investment Income
End of the period	$12,206,109	$8,320,521

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2007		Year ended December 31, 2006
	Shares	$	Shares	$
Class A
Sales	185,630	$37,252,583	152,490	$30,299,248
Reinvestments	242,689	48,906,778	97,980	19,557,715
Redemptions	(567,453)	(116,169,360)	(593,592)	(117,892,650)

Net decrease	(139,134)	$(30,009,999)	(343,122)	$(68,035,687)

Class B
Sales	116,244	$23,663,095	219,335	$43,372,515
Reinvestments	34,474	6,930,720	7,029	1,400,170
Redemptions	(85,250)	(17,333,521)	(45,346)	(8,961,298)

Net increase	65,468	$13,260,294	181,018	$35,811,387

Class D
Sales	85,700	$17,391,469	183,771	$36,605,906
Shares issued through acquisition	0	0	1,873,171	375,664,416
Reinvestments	161,830	32,569,969	0	0
Redemptions	(480,052)	(96,968,365)	(434,116)	(86,477,360)

Net increase (decrease)	(232,522)	$(47,006,927)	1,622,826	$325,792,962

Class E
Sales	53,198	$10,867,925	145,593	$28,869,970
Reinvestments	28,319	5,693,214	10,001	1,991,884
Redemptions	(110,393)	(22,452,606)	(106,207)	(20,982,130)

Net increase (decrease)	(28,876)	$(5,891,467)	49,387	$9,879,724

Increase (decrease) derived from capital share transactions		$(69,648,099)		$303,448,386

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Financial Highlights

	Class A
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$208.36	$193.08	$176.54	$157.24	$124.89

Income From Investment Operations
Net investment income	2.81 (a)	2.58	1.92	2.21	2.13
Net realized and unrealized gain on investments	6.52	20.14	16.67	19.15	31.23

Total from investment operations	9.33	22.72	18.59	21.36	33.36

Less Distributions
Distributions from net investment income	(2.06)	(2.25)	(2.05)	(2.06)	(1.01)
Distributions from net realized capital gains	(19.46)	(5.19)	0.00	0.00	0.00

Total distributions	(21.52)	(7.44)	(2.05)	(2.06)	(1.01)

Net Asset Value, End of Period	$196.17	$208.36	$193.08	$176.54	$157.24

Total Return (%)	4.2	11.9	10.7	13.7	26.9
Ratio of operating expenses to average net assets before expense reductions (%)	0.71	0.72	0.73	0.74	0.74
Ratio of operating expenses to average net assets after expense reductions (%) (b)	N/A	0.71	0.69	0.72	N/A
Ratio of net investment income to average net assets (%)	1.38	1.18	0.92	1.23	1.49
Portfolio turnover rate (%)	145	213	94	161	53
Net assets, end of period (000)	$447,663	$504,489	$533,729	$552,323	$563,979

	Class B
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$207.58	$192.26	$175.91	$156.72	$124.47

Income From Investment Operations
Net investment income	2.30 (a)	2.10	1.26	1.88	1.22
Net realized and unrealized gain on investments	6.47	20.04	16.86	19.12	31.95

Total from investment operations	8.77	22.14	18.12	21.00	33.17

Less Distributions
Distributions from net investment income	(1.53)	(1.63)	(1.77)	(1.81)	(0.92)
Distributions from net realized capital gains	(19.46)	(5.19)	0.00	0.00	0.00

Total distributions	(20.99)	(6.82)	(1.77)	(1.81)	(0.92)

Net Asset Value, End of Period	$195.36	$207.58	$192.26	$175.91	$156.72

Total Return (%)	3.9	11.7	10.4	13.5	26.9
Ratio of operating expenses to average net assets before expense reductions (%)	0.96	0.97	0.98	0.99	0.99
Ratio of operating expenses to average net assets after expense reductions (%) (b)	N/A	0.96	0.94	0.97	N/A
Ratio of net investment income to average net assets (%)	1.14	1.00	0.70	1.41	1.15
Portfolio turnover rate (%)	145	213	94	161	53
Net assets, end of period (000)	$75,734	$66,879	$27,141	$5,311	$128

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(c)	Commencement of operations was May 2, 2006 for Class D.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Financial Highlights

	Class D
	Year ended December 31,
	2007	2006(c)
Net Asset Value, Beginning of Period	$207.95	$200.55

Income From Investment Operations
Net investment income	2.60 (a)	1.80
Net realized and unrealized gain on investments	6.49	5.60

Total from investment operations	9.09	7.40

Less Distributions
Distributions from net investment income	(1.80)	0.00
Distributions from net realized capital gains	(19.46)	0.00

Total distributions	(21.26)	0.00

Net Asset Value, End of Period	$195.78	$207.95

Total Return (%)	4.1	3.7	(d)
Ratio of operating expenses to average net assets before expense reductions (%)	0.81	0.82	(e)
Ratio of operating expenses to average net assets after expense reductions (%) (b)	N/A	0.81	(e)
Ratio of net investment income to average net assets (%)	1.27	1.25	(e)
Portfolio turnover rate (%)	145	213
Net assets, end of period (000)	$272,190	$337,462

	Class E
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$207.69	$192.40	$175.93	$156.83	$124.66

Income From Investment Operations
Net investment income	2.49 (a)	2.17	1.29	1.58	1.41
Net realized and unrealized gain on investments	6.48	20.18	16.98	19.48	31.68

Total from investment operations	8.97	22.35	18.27	21.06	33.09

Less Distributions
Distributions from net investment income	(1.71)	(1.87)	(1.80)	(1.96)	(0.92)
Distributions from net realized capital gains	(19.46)	(5.19)	0.00	0.00	0.00

Total distributions	(21.17)	(7.06)	(1.80)	(1.96)	(0.92)

Net Asset Value, End of Period	$195.49	$207.69	$192.40	$175.93	$156.83

Total Return (%)	4.0	11.8	10.5	13.6	26.7
Ratio of operating expenses to average net assets before expense reductions (%)	0.86	0.87	0.88	0.89	0.89
Ratio of operating expenses to average net assets after expense reductions (%) (b)	N/A	0.86	0.84	0.87	N/A
Ratio of net investment income to average net assets (%)	1.22	1.05	0.78	1.12	1.31
Portfolio turnover rate (%)	145	213	94	161	53
Net assets, end of period (000)	$51,617	$60,835	$46,855	$31,192	$18,891

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(c)	Commencement of operations was May 2, 2006 for Class D.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Notes to Financial Statements—December 31, 2007

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The FI Value Leaders Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B, Class D and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B, Class D and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

MSF-11

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Notes to Financial Statements—December 31, 2007—(Continued)

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated day-to-day responsibility for valuing Portfolio assets to MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”) who values such assets as described above and operates under procedures approved by the Board.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

MSF-12

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Notes to Financial Statements—December 31, 2007—(Continued)

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Options:

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

As of December 31, 2007, the Portfolio had no capital loss carryovers.

MSF-13

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Notes to Financial Statements—December 31, 2007—(Continued)

The tax character of distributions paid for the periods ended December 31, 2007 and 2006 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2007	2006	2007	2006	2007	2006	2007	2006
$41,560,220	$6,770,627	$52,540,461	$16,179,142	$—	$—	$94,100,681	$22,949,769

As of December 31, 2007, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation	Loss Carryforwards	Total
$53,415,968	$27,683,566	$13,320,490	$—	$94,420,024

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

3.	INVESTMENT TRANSACTIONS:

For the year ended December 31, 2007, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$0	$1,337,889,344	$0	$1,489,210,758

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2007	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
$5,931,664	0.700%	Of the first $200 million
	0.650%	Of the next $300 million
	0.600%	Of the next $1.5 billion
	0.550%	On amounts in excess of $2 billion

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Fidelity Research & Management Company (“FMR”) was compensated by MetLife Advisers to provide subadvisory services for the FI Value Leaders Portfolio in 2007.

Service and Distribution Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, D and E shares. Under the Distribution and Service Plan, the Class B, D and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing, the Class B, D and E shares. The fees under the Distribution and Service Plan for each applicable class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets

MSF-14

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Notes to Financial Statements—December 31, 2007—(Continued)

that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares, 0.10% per year for Class D shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the year ended December 31, 2007 are shown as Service and Distribution fees in the Statement of Operations.

5.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolios’ behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Portfolio receives 80% of the annual net income from securities lending transactions, which is included in interest income of the Portfolio. The remaining 20% is paid to the custodian as compensation for its securities lending services. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. Any outstanding loans by the Portfolio at December 31, 2007 are footnoted in the Schedule of Investments.

6.	REGULATORY MATTERS:

As previously reported, in May 2004, General American received a Wells Notice stating that the SEC staff was considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws against General American with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through General American. General American responded to the SEC staff and cooperated with the investigation. On August 9, 2007, the SEC announced that it had settled an enforcement action regarding late trading against General American with, among other things, General American agreeing to pay a civil penalty and to comply with certain undertakings. General American consented to the SEC’s order without admitting or denying the findings. MetLife Advisers has also advised the Fund’s Board of Directors that, while certain exceptions to the Fund’s policies have been noted, no situations have been identified that would have a material impact on the financial position of the Fund.

7.	SUBSEQUENT EVENTS:

On February 7, 2008 the Board approved a new investment subadvisory agreement (the “Agreement”) with respect to the Portfolio between MetLife Advisers and Pyramis Global Advisors, LLC (“Pyramis”), a wholly-owned subsidiary of the Portfolio’s former subadviser, FMR. The Agreement is not subject to shareholder approval and will become effective April 28, 2008. The Advisory Agreement between the Fund, with respect to the Portfolio, and MetLife Advisers will remain in effect and fees payable thereunder to MetLife Advisers will not change. Under the Agreement, Pyramis will become subadviser to the Portfolio, succeeding FMR, and will become responsible for the day-to-day management of the Portfolio’s investment operations under the oversight of MetLife Advisers and the Board.

8.	RECENT ACCOUNTING PRONOUNCEMENTS:

Effective June 29, 2007, the Fund implemented Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109” (“FIN 48”). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Fund, and has determined that the adoption of FIN 48 does not have a material impact on the Fund’s financial statements. The Fund files U.S. tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s tax returns remains open for the years ended December 31, 2004 through December 31, 2006.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

MSF-15

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of the Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the FI Value Leaders Portfolio, one of the portfolios constituting the Metropolitan Series Fund, Inc. (the “Fund”) as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the FI Value Leaders Portfolio of the Metropolitan Series Fund, Inc. as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 21, 2008

MSF-16

Metropolitan Series Fund, Inc.

Directors and Officers

The Fund’s Directors review actions of the Fund’s investment adviser and subadvisers, and decide upon matters of general policy. The Fund’s officers supervise the daily business operations of the Fund. The Board of Directors and the Fund’s officers are listed below. Each Director is responsible for overseeing all 36 Portfolios of the Fund. There is no limit to the term a Director may serve. Directors serve until their resignation, retirement or removal in accordance with the Fund’s organizational documents and policies adopted by the Board from time to time. Officers hold office at the pleasure of the Board or until the election or appointment and the qualification of a successor. The address of the directors and officers is c/o Metropolitan Series Fund, Inc., 501 Boylston Street, Boston, MA 02116.

Interested Directors(1)

Each Director below is an “interested person” (as defined by the 1940 Act) with respect to the Fund in that Ms. Forget is an employee of MetLife and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Elizabeth M. Forget Age: 41	Director, Chairman of the Board, President and Chief Executive Officer	2006	Senior Vice President (since 2007), MetLife, Inc.; President, Met Investors Advisory, LLC (“MIA”); Trustee and President, Met Investors Series Trust (“MIST”); Executive Vice President, MetLife Investors Group, Inc.; President (since 2006), MetLife Advisers.	81

Arthur G. Typermass Age: 70	Director	1998	Formerly, Senior Vice President and Treasurer, MetLife.	37

Non-Interested Directors(1)

Each Director below is not an “interested person” (as defined by the 1940 Act) with respect to the Fund (collectively, the “Independent Directors”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† Age: 70	Director	1985	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	37

Linda B. Strumpf Age: 60	Director	2000	Vice President and Chief Investment Officer, Ford Foundation.	37

Michael S. Scott Morton† Age: 70	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, MIT.	37

H. Jesse Arnelle Age: 74	Director	2001	Formerly, Counsel, Womble Carlyle Sandrie & Rice; Director, Textron Inc. (global multi-industry company)*; formerly, Director, Gannet Co. Inc. (diversified news and information company)*; formerly, Director, Eastman Chemical Company (global chemical company)*; formerly, Director, Waste Management, Inc.*; formerly, Director, Armstrong Holdings Inc. (parent company of floor and ceiling products business)*; formerly, Director, FPL Group Inc. (public utility holding company)*; Director, URS Corporation (engineering design services firm)*.	37

Nancy Hawthorne Age: 56	Director	2003	Director, Avid Technologies (computer software company)*; formerly, Chairman of the Board of Avid Technologies; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Chief Executive Officer, Clerestory LLC (corporate financial advisor); formerly, Trustee, New England Zenith Fund (“Zenith Fund”)**; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company )*.	37

MSF-17

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
John T. Ludes Age: 71	Director	2003	President, LFP Properties (consulting firm); Formerly, Trustee, Zenith Fund**; formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	37

Officers(1)

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey P. Halperin	40	Chief Compliance Officer	2006	Vice President (since 2006), Corporate Ethics and Compliance Department, MetLife, Inc.; Chief Compliance Officer (since 2006), MetLife Advisers, MIA and MIST.

John F. Guthrie, Jr.	64	Senior Vice President	2002	Manager and Senior Vice President, MetLife Advisers; Vice President, MetLife; Vice President (since 2003), MetLife Group, Inc.; Vice President, NELICO; Vice President (since 2005), MIA; formerly, Senior Vice President, Zenith Fund**.

Alan C. Leland	55	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Treasurer (since 2005), Met Investors Advisory, LLC; Vice President (since 2004), MIA; Vice President (since 2003), MetLife Group, Inc.; Vice President, MetLife; Senior Vice President, NELICO

Peter Duffy	52	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers (since 1998); Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife Group, Inc.; formerly, Vice President and Treasurer, Zenith Fund**.

Thomas M. Lenz	49	Vice President and Secretary	2002	General Counsel and Secretary, MetLife Advisers; Assistant General Counsel, MetLife; formerly, Vice President and Secretary, Zenith Fund**.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
**	The Zenith Fund deregistered with the Securities and Exchange Commission (“SEC”) in 2004.
(†)	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the “State Street Research Funds”).
(1)	Each Director of the Fund also serves as trustee of Metropolitan Series Fund II (“Met Series Fund II”), a registered investment company advised by MetLife Advisers. Each officer of the Fund serves in the same position with Met Series Fund II, which consists of one portfolio.
(2)	Previous positions during the past five years with the Fund, MIST, MetLife, MetLife Advisers, MIA, Zenith Fund, NELICO or New England Securities Corporation are omitted if not materially different.
(3)	The Fund Complex includes the Fund (36 portfolios), Met Series Fund II (1 portfolio) and MIST (44 portfolios)

MSF-18

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Fund’s Contract Review Committees of the Board of Directors (the “Board”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”), subadvisory agreements and sub-subadvisory agreements (collectively, the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals at the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers, the Fund’s investment adviser, and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through the subadvisers’ responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies and the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (viii) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (ix) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (x) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xi) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee on September 12, 2007, the Board, at its November 15, 2007 meeting, approved the continuation through December 31, 2008 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio of the Fund. The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the establishment of the investment strategies of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of Subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of

MSF-19

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ recommendations regarding reductions in Fee rates, implementation of Fee breakpoints and institution of Fee waivers and expense caps.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and their affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

MSF-20

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution, brokerage and transfer agency services to the Portfolios, and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2008.

MSF-21

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2007 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-22

Metropolitan Series Fund, Inc. Franklin Templeton Small Cap Growth Portfolio Annual Report	December 31, 2007

Letter from the President

February 1, 2008

Letter to Policy Holders:

2007 was a tumultuous year in the financial markets driven by concerns in the credit markets surrounding sub-prime mortgages and fears of recession in the U.S. Economy. The broad markets were mixed, with the Dow Jones Industrial Average up 8.9% and the MSCI EAFE Index, which measures the performance of international equities, up 11.2% for the year, while the Russell 2000 Index, which measures the performance of small capitalization stocks, was down 1.6%.

In the fixed income markets, credit spreads increased as a result of the pressure from sub-prime mortgage crisis and the Federal Reserve lowered interest rates by a total of 1% during the year. The Lehman Brothers Aggregate Bond Index posted a 7.0% return for the year.

On the following pages, you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth Forget

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

Franklin Templeton Small Cap Growth Portfolio

Managed by Franklin Advisers, Inc.

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the year ended December 31, 2007, the Class A shares of the Franklin Templeton Small Cap Growth Portfolio returned 4.5%, compared to its benchmark, the Russell 2000 Growth Index1, which returned 7.0%. The average return of its peer group, the Lipper Variable Insurance Products Small-Cap Growth Funds Universe2, was 9.1% over the same period.

PORTFOLIO REVIEW

The domestic equity market was volatile during calendar year 2007, with the Russell 3000 Index3 delivering a 5.1% total return. The market dipped in the first quarter following a sharp but short-lived sell-off in the Chinese market. Stocks rebounded in the second quarter, then contracted in June and July mainly due to rising oil prices, subprime mortgage woes, and the slumping U.S. housing market. After short-term stimulus from the Federal Reserve Board, investors seemed to regain confidence in the third quarter. However, fears of widespread contagion from the subprime mortgage crisis and signs of slowing economic growth contributed to market volatility in the fourth quarter. Large-cap stocks outperformed small caps during the year, while growth stocks significantly outperformed their value counterparts across the capitalization spectrum.

From a sector perspective, stock selection in the electronic technology, energy minerals and consumer services sectors helped the Portfolio’s performance relative to the Russell 2000 Growth Index during the period. In the electronic technology sector, significant performers were thermal imaging systems designer FLIR Systems, power-converting semiconductor manufacturer Power Integrations (not an index component) and packet processor and memory chips company NetLogic Microsystems. Additional key contributors included oil and gas production companies Bill Barrett and Denbury Resources (not an index component) in the energy minerals sector, and restaurant chain Chipotle Mexican Grill and horse racing and casino gaming operator Penn National Gaming (not an index component) in the consumer services sector.

By contrast, the health technology, finance and technology services sectors weighed negatively on relative performance for the period under review. In the health technology sector, stock selection and an underweighted allocation hurt the Portfolio’s relative performance, and significant detractors included Angiotech Pharmaceuticals (not an index component) and Penwest Pharmaceuticals. In the finance sector, stock selection and an overweighted allocation negatively impacted relative Portfolio performance, and technology-based operations and risk management vendor Clayton Holdings and diversified real estate finance company RAIT Investment Trust (not an index component) hindered results. Stock selection in the technology services sector detracted from performance relative to the index. Sector holdings that hurt performance included Internet solutions provider Internap Network Services and management consulting and systems integration firm BearingPoint.

Our sector and industry weightings changed incrementally throughout the period, and, in line with our investment strategy, we invested in companies we believed provided the best trade-off between growth opportunity, business and financial risk, and valuation.

* The views expressed above are those of the subadvisory firm as of December 31, 2007 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

1 The Russell 2000® Growth Index is an unmanaged measure of performance of those Russell 2000® companies (small capitalization companies) that have higher price-to book ratios and higher forecasted growth values.

2 The Lipper Variable Insurance Products Fund Average is an average of the total return performance (calculated on the basis of net asset value) of variable product funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

3 The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The index represents approximately 98% of the U.S. equity market.

MSF-2

Metropolitan Series Fund, Inc.

Franklin Templeton Small Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO

THE RUSSELL 2000 GROWTH INDEX

Average Annual Returns as of December 31, 2007

	Franklin Templeton Small Cap Growth Portfolio			Russell 2000 Growth Index
	Class A	Class B	Class E
1 Year	4.5%	4.3%	4.5%	7.0%
5 Year	14.2	13.9	14.0	16.5
Since Inception	3.4	3.1	3.2	5.5

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception date of the Class A, Class B and Class E shares is 5/1/01. Index since inception return is based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of December 31, 2007

Top Holdings

% of Total Net Assets
Power Integrations, Inc.	2.4%
Microsemi Corp.	2.2%
ViaSat, Inc.	2.2%
Parexel International Corp.	2.1%
Adams Respiratory Therapeutics, Inc.	2.1%
Sapient Corp.	2.0%
NetLogic Microsystems, Inc.	1.9%
Penn National Gaming, Inc.	1.9%
Quest Software, Inc.	1.8%
Huron Consulting Group, Inc.	1.8%

Top Sectors

% of Total Net Assets
Information Technology	38.1%
Health Care	18.1%
Consumer Discretionary	17.4%
Industrials	7.3%
Energy	6.7%
Financials	6.2%
Materials	2.5%
Cash/Other	1.5%
Consumer Staples	1.3%
Telecommunication Services	0.9%

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2007 through December 31, 2007.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period* July 1, 2007 to December 31, 2007
Franklin Templeton Small Cap Growth—Class A	Actual	1.02%	$1,000.00	$947.60	$5.01
	Hypothetical	1.02%	$1,000.00	$1,020.00	$5.19

Franklin Templeton Small Cap Growth—Class B	Actual	1.27%	$1,000.00	$946.80	$6.23
	Hypothetical	1.27%	$1,000.00	$1,018.73	$6.46

Franklin Templeton Small Cap Growth—Class E	Actual	1.17%	$1,000.00	$947.20	$5.74
	Hypothetical	1.17%	$1,000.00	$1,019.24	$5.95

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MSF-4

Metropolitan Series Fund, Inc.

Franklin Templeton Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2007

Common Stock—98.3% of Total Net Assets

Security Description	Shares	Value*

Aerospace & Defense—2.2%
Orbital Sciences Corp. (a) (b)	93,800	$2,299,976
Stanley, Inc. (b)	38,493	1,232,546

		3,532,522

Airlines—1.1%
Allegiant Travel Co. (b)	53,000	1,703,420

Auto Components—2.0%
Drew Industries, Inc. (a) (b)	70,300	1,926,220
Tenneco, Inc. (b)	44,700	1,165,329

		3,091,549

Biotechnology—3.0%
Angiotech Pharmaceuticals, Inc. (a) (b)	352,400	1,226,352
Keryx Biopharmaceuticals, Inc. (a) (b)	81,700	686,280
MannKind Corp. (a) (b)	79,000	628,840
Myriad Genetics, Inc. (a) (b)	47,600	2,209,592

		4,751,064

Capital Markets—2.1%
Kohlberg Capital Corp.	53,739	644,868
optionsXpress Holdings, Inc. (a)	79,900	2,702,218

		3,347,086

Chemicals—2.5%
FMC Corp.	47,100	2,569,305
Minerals Technologies, Inc.	21,300	1,426,035

		3,995,340

Commercial Banks—1.1%
East West Bancorp, Inc. (a)	44,100	1,068,543
UCBH Holdings, Inc. (a)	49,200	696,672

		1,765,215

Commercial Services & Supplies—2.7%
Huron Consulting Group, Inc. (b)	34,700	2,797,861
Mobile Mini, Inc. (a) (b)	76,900	1,425,726

		4,223,587

Communications Equipment—5.5%
Arris Group, Inc. (b)	102,700	1,024,946
Ixia (b)	263,000	2,493,240
OpNext, Inc. (b)	71,000	628,350
Riverbed Technology, Inc.	44,200	1,181,908
ViaSat, Inc. (b)	99,600	3,429,228

		8,757,672

Computers & Peripherals—1.0%
3PAR, Inc.	9,500	121,600
Compellent Technologies, Inc. (a) (b)	35,000	421,050
Xyratex, Ltd. (b)	66,800	1,055,440

		1,598,090

Security Description	Shares	Value*

Diversified Consumer Services—1.9%
Strayer Education, Inc.	9,900	$1,688,742
Universal Technical Institute, Inc. (a) (b)	82,200	1,397,400

		3,086,142

Diversified Financial Services—1.0%
MSCI, Inc. (b)	20,700	794,880
NewStar Financial, Inc. (a) (b)	99,300	822,204

		1,617,084

Electronic Equipment & Instruments—5.8%
Coherent, Inc. (b)	33,900	849,873
FARO Technologies, Inc. (a) (b)	61,500	1,671,570
FLIR Systems, Inc. (a) (b)	83,600	2,616,680
National Instruments Corp.	61,200	2,039,796
Trimble Navigation, Ltd. (b)	67,300	2,035,152

		9,213,071

Energy Equipment & Services—2.9%
Dril-Quip, Inc. (b)	18,100	1,007,446
Helix Energy Solutions Group, Inc. (b)	37,100	1,539,650
Superior Energy Services, Inc. (b)	58,700	2,020,454

		4,567,550

Food Products—1.2%
Hain Celestial Group, Inc. (a) (b)	61,700	1,974,400

Health Care Equipment & Supplies—2.4%
American Medical Systems Holdings, Inc. (a) (b)	115,600	1,671,576
DexCom, Inc. (a) (b)	125,400	1,107,282
TomoTherapy, Inc. (a) (b)	51,100	999,516

		3,778,374

Health Care Providers & Services—3.3%
Healthways, Inc. (a) (b)	18,900	1,104,516
Psychiatric Solutions, Inc. (a) (b)	63,300	2,057,250
VCA Antech, Inc. (b)	46,000	2,034,580

		5,196,346

Health Care Technology—2.2%
Allscripts Heathcare Solutions, Inc. (a) (b)	88,400	1,716,728
The TriZetto Group, Inc. (a) (b)	101,300	1,759,581

		3,476,309

Hotels, Restaurants & Leisure—8.5%
BJ’s Restaurants, Inc. (a) (b)	62,400	1,014,624
Chipotle Mexican Grill, Inc. (a) (b)	21,100	2,596,355
Gaylord Entertainment Co. (a) (b)	15,000	607,050
Orient-Express Hotels, Ltd. (Class A)	36,700	2,110,984
Panera Bread Co. (a) (b)	44,200	1,583,244
Penn National Gaming, Inc. (b)	49,500	2,947,725
Red Lion Hotels Corp. (b)	37,380	371,931
Ruth’s Chris Steak House, Inc. (a) (b)	87,000	777,780
Shuffle Master, Inc. (a) (b)	126,200	1,513,138

		13,522,831

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Franklin Templeton Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2007

Common Stock—(Continued)

Security Description	Shares	Value*

Internet & Catalog Retail—0.6%
Shutterfly, Inc. (b)	35,600	$912,072

Internet Software & Services—2.9%
DealerTrack Holdings, Inc. (b)	34,200	1,144,674
Entrust, Inc. (b)	134,800	260,164
Internap Network Services Corp. (a) (b)	116,288	968,679
Marchex, Inc. (a)	112,000	1,216,320
Omniture, Inc. (b)	31,200	1,038,648

		4,628,485

IT Services—3.8%
Heartland Payment Systems, Inc. (a)	49,600	1,329,280
RightNow Technologies, Inc. (b)	90,000	1,426,500
Sapient Corp. (b)	367,800	3,240,318

		5,996,098

Life Sciences Tools & Services—3.3%
Parexel International Corp. (b)	68,200	3,294,060
Varian, Inc. (b)	28,900	1,887,170

		5,181,230

Machinery—1.3%
Force Protection, Inc. (b)	76,100	356,353
The Manitowoc Co., Inc.	36,000	1,757,880

		2,114,233

Media—1.1%
Lions Gate Entertainment Corp. (a) (b)	178,300	1,679,586

Oil, Gas & Consumable Fuels—3.8%
Bill Barrett Corp. (a) (b)	56,600	2,369,842
Mariner Energy, Inc. (b)	99,900	2,285,712
McMoran Exploration Co. (a) (b)	102,200	1,337,798

		5,993,352

Pharmaceuticals—4.0%
Adams Respiratory Therapeutics, Inc. (a) (b)	54,300	3,243,882
Cadence Pharmaceuticals, Inc. (a) (b)	70,094	1,041,597
Impax Laboratories, Inc. (b)	35,400	392,940
Penwest Pharmaceuticals Co. (a) (b)	98,300	575,055
The Medicines Co. (b)	52,700	1,009,732

		6,263,206

Real Estate Investment Trusts—1.4%
FelCor Lodging Trust, Inc.	96,000	1,496,640
RAIT Investment Trust (a)	84,400	727,528

		2,224,168

Semiconductors & Semiconductor Equipment—12.6%
Atheros Communications, Inc. (a) (b)	70,600	2,156,124
Formfactor, Inc. (a) (b)	54,500	1,803,950
Microsemi Corp. (a) (b)	159,220	3,525,131
Microtune, Inc. (b)	191,700	1,251,801
NetLogic Microsystems, Inc. (a) (b)	95,200	3,065,440

Security Description	Shares	Value*

Semiconductors & Semiconductor Equipment—(Continued)
Power Integrations, Inc. (b)	109,700	$3,776,971
Silicon Laboratories, Inc. (b)	66,900	2,504,067
Varian Semiconductor Equipment Associates, Inc. (b)	51,000	1,887,000

		19,970,484

Software—6.4%
Bottomline Technologies, Inc. (b)	50,330	704,620
MICROS Systems, Inc. (b)	32,200	2,259,152
Nuance Communications, Inc. (a) (b)	113,200	2,114,576
Quest Software, Inc. (b)	155,800	2,872,952
THQ, Inc. (a) (b)	59,150	1,667,439
Voltaire, Ltd. (a) (b)	76,700	470,938

		10,089,677

Specialty Retail—2.6%
Big 5 Sporting Goods Corp. (a)	55,686	802,992
Hibbett Sports, Inc. (a) (b)	53,800	1,074,924
Tractor Supply Co. (a) (b)	34,100	1,225,554
Zumiez, Inc. (a) (b)	42,700	1,040,172

		4,143,642

Textiles, Apparel & Luxury Goods—0.6%
FGX International Holdings, Ltd. (b)	86,000	1,019,100

Thrifts & Mortgage Finance—0.6%
Clayton Holdings, Inc. (a) (b)	169,000	873,730

Wireless Telecommunication Services—0.9%
SBA Communications Corp. (b)	40,000	1,353,600

Total Common Stock (Identified Cost $149,065,106)		155,640,315

Short Term Investments—22.9%
Security Description	Face Amount/ Shares	Value*

Discount Notes—1.9%
Federal Home Loan Bank 4.08%, 01/02/08	$3,000,000	2,999,729

Mutual Funds—21.0%
State Street Navigator Securities Lending Prime Portfolio (c)	33,149,322	33,149,322

Total Short Term Investments (Identified Cost $36,149,051)		36,149,051

Total Investments—121.2% (Identified Cost $185,214,157) (d)		191,789,366
Liabilities in excess of other assets		(33,515,539)

Total Net Assets—100%		$158,273,827

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Franklin Templeton Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2007

(a)	A portion or all of the security was held on loan. As of December 31, 2007, the market value of securities loaned was $32,320,642 and the collateral received consisted of cash in the amount of $33,149,322 and non cash collateral with a value of $149,454. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian.
(b)	Non-Income Producing.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	The aggregate cost of investments for federal income tax purposes as of December 31, 2007 was $185,377,440 and the composition of unrealized appreciation and depreciation of investment securities was $26,701,198 and $(20,289,272), respectively.

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Franklin Templeton Small Cap Growth Portfolio

Statement of Assets & Liabilities

December 31, 2007

Assets
Investments at value (a) (b)		$191,789,366
Cash		116,664
Receivable for:
Securities sold		329,886
Fund shares sold		219,506
Accrued interest and dividends		118,824

Total Assets		192,574,246
Liabilities
Payable for:
Securities purchased	$949,614
Fund shares redeemed	29,224
Collateral for securities loaned	33,149,322
Accrued expenses:
Management fees	121,096
Service and distribution fees	15,940
Other expenses	35,223

Total Liabilities		34,300,419

Net Assets		$158,273,827

Net assets consists of:
Capital paid in		$138,537,595
Undistributed net investment income		80,296
Accumulated net realized gains		13,080,727
Unrealized appreciation on investments		6,575,209

Net Assets		$158,273,827

Computation of offering price:
Class A
Net asset value and redemption price per share ($78,028,638 divided by 7,308,427 shares outstanding)		$10.68

Class B
Net asset value and redemption price per share ($67,487,182 divided by 6,431,540 shares outstanding)		$10.49

Class E
Net asset value and redemption price per share ($12,758,007 divided by 1,205,973 shares outstanding)		$10.58

(a) Identified cost of investments		$185,214,157

(b)	Includes cash collateral for securities loaned of $33,149,322.

Statement of Operations

For the Year Ended December 31, 2007

Investment Income
Dividends		$664,957
Interest		398,466 (a)

		1,063,423
Expenses
Management fees	$1,435,004
Service and distribution fees—Class B	172,153
Service and distribution fees—Class E	20,884
Directors’ fees and expenses	23,669
Custodian	36,556
Audit and tax services	31,738
Legal	1,818
Printing	65,562
Insurance	1,578
Miscellaneous	12,840

Total expenses	1,801,802
Expense reductions	(6,819)	1,794,983

Net Investment Loss		(731,560)

Realized and Unrealized Gain (Loss)
Realized gain on:
Investments—net		14,137,156
Change in unrealized depreciation on:
Investments—net		(6,937,321)

Net gain		7,199,835

Net Increase in Net Assets From Operations		$6,468,275

(a)	Includes net income on securities loaned of $152,687.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Franklin Templeton Small Cap Growth Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2007	Year ended December 31, 2006
From Operations
Net investment loss	$(731,560)	$(787,216)
Net realized gain	14,137,156	11,677,868
Unrealized appreciation (depreciation)	(6,937,321)	201,558

Increase in net assets from operations	6,468,275	11,092,210

From Distributions to Shareholders
Net realized gain
Class A	(5,293,797)	(1,777,360)
Class B	(4,633,068)	(3,557,737)
Class E	(1,001,053)	(727,182)

Total distributions	(10,927,918)	(6,062,279)

Increase in net assets from capital share transactions	22,309,401	26,541,759

Total increase in net assets	17,849,758	31,571,690

Net Assets
Beginning of the period	140,424,069	108,852,379

End of the period	$158,273,827	$140,424,069

Undistributed Net Investment Income
End of the period	$80,296	$0

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2007		Year ended December 31, 2006
	Shares	$	Shares	$
Class A
Sales	3,263,897	$36,568,942	2,626,480	$28,651,135
Reinvestments	482,131	5,293,797	158,977	1,777,360
Redemptions	(1,330,391)	(14,836,222)	(1,060,508)	(11,295,022)

Net increase	2,415,637	$27,026,517	1,724,949	$19,133,473

Class B
Sales	1,530,985	$16,749,341	2,812,661	$29,566,546
Reinvestments	428,591	4,633,068	321,967	3,557,737
Redemptions	(2,318,673)	(25,544,811)	(2,329,457)	(24,751,078)

Net increase (decrease)	(359,097)	$(4,162,402)	805,171	$8,373,205

Class E
Sales	192,468	$2,141,471	326,836	$3,527,871
Reinvestments	91,924	1,001,053	65,453	727,182
Redemptions	(334,403)	(3,697,238)	(490,912)	(5,219,972)

Net decrease	(50,011)	$(554,714)	(98,623)	$(964,919)

Increase derived from capital share transactions		$22,309,401		$26,541,759

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Franklin Templeton Small Cap Growth Portfolio

Financial Highlights

	Class A
	Year ended December 31,
	2007		2006	2005	2004	2003
Net Asset Value, Beginning of Period	$10.94		$10.43	$10.35	$9.29	$6.41

Income From Investment Operations
Net investment loss	(0.04	)(a)	(0.05)	(0.05)	(0.08)	(0.04)
Net realized and unrealized gain on investments	0.57		1.11	0.48	1.14	2.92

Total from investment operations	0.53		1.06	0.43	1.06	2.88

Less Distributions
Distributions from net realized capital gains	(0.79)		(0.55)	(0.35)	0.00	0.00

Total distributions	(0.79)		(0.55)	(0.35)	0.00	0.00

Net Asset Value, End of Period	$10.68		$10.94	$10.43	$10.35	$9.29

Total Return (%)	4.5		10.0	4.7	11.4	44.9
Ratio of operating expenses to average net assets before expense reductions (%)	1.01		1.09	1.13	1.15	1.13
Ratio of operating expenses to average net assets after expense reductions (%) (b)	1.01		1.07	1.11	1.15	N/A
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	N/A		1.09	1.13	1.15	1.32
Ratio of net investment loss to average net assets (%)	(0.33)		(0.45)	(0.52)	(0.80)	(0.68)
Portfolio turnover rate (%)	60		68	52	50	38
Net assets, end of period (000)	$78,029		$53,521	$33,042	$31,892	$25,762

	Class B
	Year ended December 31,
	2007		2006	2005	2004	2003
Net Asset Value, Beginning of Period	$10.79		$10.32	$10.27	$9.24	$6.39

Income From Investment Operations
Net investment loss	(0.07	)(a)	(0.08)	(0.05)	(0.08)	(0.05)
Net realized and unrealized gain on investments	0.56		1.10	0.45	1.11	2.90

Total from investment operations	0.49		1.02	0.40	1.03	2.85

Less Distributions
Distributions from net realized capital gains	(0.79)		(0.55)	(0.35)	0.00	0.00

Total distributions	(0.79)		(0.55)	(0.35)	0.00	0.00

Net Asset Value, End of Period	$10.49		$10.79	$10.32	$10.27	$9.24

Total Return (%)	4.3		9.7	4.4	11.1	44.6
Ratio of operating expenses to average net assets before expense reductions (%)	1.26		1.34	1.38	1.40	1.38
Ratio of operating expenses to average net assets after expense reductions (%) (b)	1.26		1.32	1.36	1.40	N/A
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	N/A		1.34	1.38	1.40	1.57
Ratio of net investment loss to average net assets (%)	(0.59)		(0.72)	(0.73)	(1.05)	(0.93)
Portfolio turnover rate (%)	60		68	52	50	38
Net assets, end of period (000)	$67,487		$73,262	$61,746	$34,664	$22,385

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Franklin Templeton Small Cap Growth Portfolio

Financial Highlights

	Class E
	Year ended December 31,
	2007		2006	2005	2004	2003
Net Asset Value, Beginning of Period	$10.86		$10.37	$10.31	$9.27	$6.41

Income From Investment Operations
Net investment loss	(0.05	)(a)	(0.07)	(0.07)	(0.09)	(0.04)
Net realized and unrealized gain on investments	0.56		1.11	0.48	1.13	2.90

Total from investment operations	0.51		1.04	0.41	1.04	2.86

Less Distributions
Distributions from net realized capital gains	(0.79)		(0.55)	(0.35)	0.00	0.00

Total distributions	(0.79)		(0.55)	(0.35)	0.00	0.00

Net Asset Value, End of Period	$10.58		$10.86	$10.37	$10.31	$9.27

Total Return (%)	4.5		9.9	4.5	11.2	44.6
Ratio of operating expenses to average net assets before expense reductions (%)	1.16		1.24	1.28	1.30	1.28
Ratio of operating expenses to average net assets after expense reductions (%) (b)	1.16		1.22	1.26	1.30	N/A
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	N/A		1.24	1.28	1.30	1.47
Ratio of net investment loss to average net assets (%)	(0.50)		(0.62)	(0.67)	(0.95)	(0.84)
Portfolio turnover rate (%)	60		68	52	50	38
Net assets, end of period (000)	$12,758		$13,641	$14,051	$14,545	$10,029

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

Franklin Templeton Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2007

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The Franklin Templeton Small Cap Growth Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

MSF-12

Metropolitan Series Fund, Inc.

Franklin Templeton Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2007—(Continued)

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated day-to-day responsibility for valuing Portfolio assets to the subadviser of the Portfolio, who values such assets as described above and operates under procedures approved by the Board.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund, Inc.

Franklin Templeton Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2007—(Continued)

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Options:

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

As of December 31, 2007, the Portfolio had no capital loss carryovers.

MSF-14

Metropolitan Series Fund, Inc.

Franklin Templeton Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2007—(Continued)

The tax character of distributions paid for the periods ended December 31, 2007 and 2006 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2007	2006	2007	2006	2007	2006	2007	2006
$2,576,163	$—	$8,351,755	$6,062,279	$—	$—	$10,927,918	$6,062,279

As of December 31, 2007, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation	Loss Carryforwards	Total
$1,905,135	$11,419,171	$6,411,926	$—	$19,736,232

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

Expense Reductions:

Certain Portfolio trades are directed to brokers who paid a portion of the Portfolio’s expenses. Amounts paid for the Portfolio are shown as expense reductions in the Statement of Operations.

3.	INVESTMENT TRANSACTIONS:

For the year ended December 31, 2007, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$0	$106,563,405	$0	$92,038,116

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2007	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
$1,435,004	0.900%	Of the first $500 million
	0.850%	On amounts in excess of $500 million

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Franklin Advisors, Inc. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

MSF-15

Metropolitan Series Fund, Inc.

Franklin Templeton Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2007—(Continued)

Service and Distribution Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing, the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the year ended December 31, 2007 are shown as Service and Distribution fees in the Statement of Operations.

5.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolios’ behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Portfolio receives 80% of the annual net income from securities lending transactions, which is included in interest income of the Portfolio. The remaining 20% is paid to the custodian as compensation for its securities lending services. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. Any outstanding loans by the Portfolio at December 31, 2007 are footnoted in the Schedule of Investments.

6.	REGULATORY MATTERS:

As previously reported, in May 2004, General American received a Wells Notice stating that the SEC staff was considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws against General American with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through General American. General American responded to the SEC staff and cooperated with the investigation. On August 9, 2007, the SEC announced that it had settled an enforcement action regarding late trading against General American with, among other things, General American agreeing to pay a civil penalty and to comply with certain undertakings. General American consented to the SEC’s order without admitting or denying the findings. MetLife Advisers has also advised the Fund’s Board of Directors that, while certain exceptions to the Fund’s policies have been noted, no situations have been identified that would have a material impact on the financial position of the Fund.

7.	RECENT ACCOUNTING PRONOUNCEMENTS:

Effective June 29, 2007, the Fund implemented Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109” (“FIN 48”). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Fund, and has determined that the adoption of FIN 48 does not have a material impact on the Fund’s financial statements. The Fund files U.S. tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s tax returns remains open for the years ended December 31, 2004 through December 31, 2006.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

MSF-16

Metropolitan Series Fund, Inc.

Franklin Templeton Small Cap Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of the Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Franklin Templeton Small Cap Growth, one of the portfolios constituting the Metropolitan Series Fund, Inc. (the “Fund”) as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Franklin Templeton Small Cap Growth Portfolio of the Metropolitan Series Fund, Inc. as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 21, 2008

MSF-17

Metropolitan Series Fund, Inc.

Directors and Officers

The Fund’s Directors review actions of the Fund’s investment adviser and subadvisers, and decide upon matters of general policy. The Fund’s officers supervise the daily business operations of the Fund. The Board of Directors and the Fund’s officers are listed below. Each Director is responsible for overseeing all 36 Portfolios of the Fund. There is no limit to the term a Director may serve. Directors serve until their resignation, retirement or removal in accordance with the Fund’s organizational documents and policies adopted by the Board from time to time. Officers hold office at the pleasure of the Board or until the election or appointment and the qualification of a successor. The address of the directors and officers is c/o Metropolitan Series Fund, Inc., 501 Boylston Street, Boston, MA 02116.

Interested Directors(1)

Each Director below is an “interested person” (as defined by the 1940 Act) with respect to the Fund in that Ms. Forget is an employee of MetLife and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Elizabeth M. Forget Age: 41	Director, Chairman of the Board, President and Chief Executive Officer	2006	Senior Vice President (since 2007), MetLife, Inc.; President, Met Investors Advisory, LLC (“MIA”); Trustee and President, Met Investors Series Trust (“MIST”); Executive Vice President, MetLife Investors Group, Inc.; President (since 2006), MetLife Advisers.	81

Arthur G. Typermass Age: 70	Director	1998	Formerly, Senior Vice President and Treasurer, MetLife.	37

Non-Interested Directors(1)

Each Director below is not an “interested person” (as defined by the 1940 Act) with respect to the Fund (collectively, the “Independent Directors”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† Age: 70	Director	1985	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	37

Linda B. Strumpf Age: 60	Director	2000	Vice President and Chief Investment Officer, Ford Foundation.	37

Michael S. Scott Morton† Age: 70	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, MIT.	37

H. Jesse Arnelle Age: 74	Director	2001	Formerly, Counsel, Womble Carlyle Sandrie & Rice; Director, Textron Inc. (global multi-industry company)*; formerly, Director, Gannet Co. Inc. (diversified news and information company)*; formerly, Director, Eastman Chemical Company (global chemical company)*; formerly, Director, Waste Management, Inc.*; formerly, Director, Armstrong Holdings Inc. (parent company of floor and ceiling products business)*; formerly, Director, FPL Group Inc. (public utility holding company)*; Director, URS Corporation (engineering design services firm)*.	37

Nancy Hawthorne Age: 56	Director	2003	Director, Avid Technologies (computer software company)*; formerly, Chairman of the Board of Avid Technologies; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Chief Executive Officer, Clerestory LLC (corporate financial advisor); formerly, Trustee, New England Zenith Fund (“Zenith Fund”)**; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company )*.	37

MSF-18

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
John T. Ludes Age: 71	Director	2003	President, LFP Properties (consulting firm); Formerly, Trustee, Zenith Fund**; formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	37

Officers(1)

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey P. Halperin	40	Chief Compliance Officer	2006	Vice President (since 2006), Corporate Ethics and Compliance Department, MetLife, Inc.; Chief Compliance Officer (since 2006), MetLife Advisers, MIA and MIST.

John F. Guthrie, Jr.	64	Senior Vice President	2002	Manager and Senior Vice President, MetLife Advisers; Vice President, MetLife; Vice President (since 2003), MetLife Group, Inc.; Vice President, NELICO; Vice President (since 2005), MIA; formerly, Senior Vice President, Zenith Fund**.

Alan C. Leland	55	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Treasurer (since 2005), Met Investors Advisory, LLC; Vice President (since 2004), MIA; Vice President (since 2003), MetLife Group, Inc.; Vice President, MetLife; Senior Vice President, NELICO

Peter Duffy	52	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers (since 1998); Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife Group, Inc.; formerly, Vice President and Treasurer, Zenith Fund**.

Thomas M. Lenz	49	Vice President and Secretary	2002	General Counsel and Secretary, MetLife Advisers; Assistant General Counsel, MetLife; formerly, Vice President and Secretary, Zenith Fund**.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
**	The Zenith Fund deregistered with the Securities and Exchange Commission (“SEC”) in 2004.
(†)	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the “State Street Research Funds”).
(1)	Each Director of the Fund also serves as trustee of Metropolitan Series Fund II (“Met Series Fund II”), a registered investment company advised by MetLife Advisers. Each officer of the Fund serves in the same position with Met Series Fund II, which consists of one portfolio.
(2)	Previous positions during the past five years with the Fund, MIST, MetLife, MetLife Advisers, MIA, Zenith Fund, NELICO or New England Securities Corporation are omitted if not materially different.
(3)	The Fund Complex includes the Fund (36 portfolios), Met Series Fund II (1 portfolio) and MIST (44 portfolios)

MSF-19

Metropolitan Series Fund, Inc.

Franklin Templeton Small Cap Growth Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Fund’s Contract Review Committees of the Board of Directors (the “Board”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (collectively, the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals at the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers, the Fund’s investment adviser, and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through the subadvisers’ responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies and the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (viii) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (ix) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (x) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xi) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee on September 12, 2007, the Board, at its November 15, 2007 meeting, approved the continuation through December 31, 2008 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio of the Fund. The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the establishment of the investment strategies of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of Subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

MSF-20

Metropolitan Series Fund, Inc.

Franklin Templeton Small Cap Growth Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ recommendations regarding reductions in Fee rates, implementation of Fee breakpoints and institution of Fee waivers and expense caps.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and their affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Agreements.

MSF-21

Metropolitan Series Fund, Inc.

Franklin Templeton Small Cap Growth Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution, brokerage and transfer agency services to the Portfolios, and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2008.

MSF-22

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2007 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-23

Metropolitan Series Fund, Inc. Harris Oakmark Focused Value Portfolio Annual Report	December 31, 2007

Letter from the President

February 1, 2008

Letter to Policy Holders:

2007 was a tumultuous year in the financial markets driven by concerns in the credit markets surrounding sub-prime mortgages and fears of recession in the U.S. Economy. The broad markets were mixed, with the Dow Jones Industrial Average up 8.9% and the MSCI EAFE Index, which measures the performance of international equities, up 11.2% for the year, while the Russell 2000 Index, which measures the performance of small capitalization stocks, was down 1.6%.

In the fixed income markets, credit spreads increased as a result of the pressure from sub-prime mortgage crisis and the Federal Reserve lowered interest rates by a total of 1% during the year. The Lehman Brothers Aggregate Bond Index posted a 7.0% return for the year.

On the following pages, you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth Forget

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

Harris Oakmark Focused Value Portfolio

Managed by Harris Associates, L.P.

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the year ended December 31, 2007, the Class A shares of the Harris Oakmark Focused Value Portfolio returned -6.8%, compared to its benchmark, the Russell Midcap Index1, which returned 5.6%. The average return of its peer group, the Lipper Variable Insurance Products Mid-Cap Value Funds Universe2, was 2.8% over the same period.

PORTFOLIO REVIEW

The Standard & Poor’s 500 Index3 gained 5.5% during 2007, but a single number fails to describe the increasing divergence between the market’s winners and losers (the statistical performance spread between the top and bottom performers widened substantially in the last half of 2007, frustrating value-minded investors who expect valuation excesses to eventually correct).

As of December 31, 2007, the Portfolio held 26 securities across a variety of industries. During the year, there were a number of changes to the composition of the Portfolio. We initiated positions in Avon Products, Dell, Hospira, Liberty Capital Group, Liberty Interactive Group, MDS Inc., Merrill Lynch, Micron Technology, PerkinElmer, Robert Half International, Teradata Corporation, Tiffany & Company, and Virgin Media. Other Portfolio activity during the period includes the receipt of shares in Discover Financial Services, which was spun off from current holding Morgan Stanley. We eliminated our positions in Bausch & Lomb, Black & Decker, Conseco, D.R. Horton, EnCana, Harrah’s Entertainment, Estee Lauder, Liz Claiborne, Molson Coors, Omnicare, PartnerRe, E.W. Scripps, Tyco International, and Washington Mutual during the period. Additionally, CDW and Huntsman were acquired and are no longer held in the portfolio.

Intel, McDonald’s, and Yum! Brands had the most positive impact on performance during the period. Intel delivered solid positive performance throughout the year. The firm consistently reported better than expected earnings during 2007, and in the most recent quarter reported strong quarterly earnings (up 41%) with gross margins expected to be around 52% for the full year. We believe Intel will benefit from the explosion of processor power needed at the client level and the internet service level. The trend toward mobile computing should also be a positive for the company.

McDonald’s produced solid earnings as it continued to successfully execute its strategy for operational improvements. The big drivers of future earnings will be menu-driven in the U.S. and kitchen-driven in Europe. In the U.S., the company will be rolling out its premium beverages along with new menu items, while in Europe the focus will be on kitchen remodels required for premium chicken products.

Yum! Brands continued to show strong international growth, especially in China. Management expects to increase franchise ownership in the U.S. to over 90% by 2010, which we think should increase overall growth for the company.

Timberland, Micron Technology, and Virgin Media had the most negative impact on performance during the period. Revenue estimates for Timberland were lowered for the year, as the company responded to weak Fall/Winter season orders. The company does expect to see some unit growth in the struggling urban youth boot segment by spring. We view Timberland as an exceptional franchise with an extremely attractive valuation.

Lower memory chip prices continue to hurt Micron’s results. Weak prices for both DRAM and NAND chips overwhelmed good progress the company has made on controlling expenses. Given Micron’s strong technology position, improved cost structure, and cash position, we believe the stock is poised to be a good performer once the chip supply/demand situation becomes more balanced.

Virgin Media continues to be for sale, but with less liquidity in the system the buyout potential has lessened, in our opinion. We continue to believe it is an attractive acquisition candidate and is selling at a significant discount to underlying business value.

* The views expressed above are those of the subadvisory firm as of December 31, 2007 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

1 The Russell Midcap® Index is an unmanaged measure of performance of the 800 smallest companies in the Russell 1000 Index.

2 The Lipper Variable Insurance Products Fund Average is an average of the total return performance (calculated on the basis of net asset value) of variable product funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

3 The Standard & Poor’s (S&P) 500® Stock Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange.

MSF-2

Metropolitan Series Fund, Inc.

Harris Oakmark Focused Value Portfolio

A $10,000 INVESTMENT COMPARED TO

THE RUSSELL MIDCAP INDEX

Average Annual Returns as of December 31, 2007

	Harris Oakmark Focused Value Portfolio			Russell MidCap Index
	Class A	Class B	Class E
1 Year	-6.8%	-7.1%	-7.0%	5.6%
5 Year	10.9	10.7	10.8	18.2
10 Year	8.4	—	—	9.9
Since Inception	—	8.5	8.4	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 4/30/93, 2/20/01 and 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION as of December 31, 2007

Top Holdings

% of Total Net Assets
Intel Corp.	8.1%
Liberty Media Capital (Series A)	5.8%
National Semiconductor Corp.	5.6%
PerkinElmer, Inc.	5.2%
Liberty Media Interactive (Class A)	5.1%
Virgin Media, Inc.	4.8%
Yum! Brands, Inc.	4.7%
Robert Half International, Inc.	4.7%
Hospira, Inc.	4.7%
Avon Products, Inc.	4.5%

Top Sectors

% of Equity Market Value
Consumer Discretionary	35.5%
Information Technology	25.7%
Health Care	17.1%
Financials	8.6%
Industrials	5.1%
Consumer Staples	4.9%
Materials	3.1%

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2007 through December 31, 2007.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period* July 1, 2007 to December 31, 2007
Harris Oakmark Focused Value—Class A(a)	Actual	0.76%	$1,000.00	$875.40	$3.59
	Hypothetical	0.76%	$1,000.00	$1,021.33	$3.87

Harris Oakmark Focused Value—Class B(a)	Actual	1.01%	$1,000.00	$874.30	$4.77
	Hypothetical	1.01%	$1,000.00	$1,020.05	$5.14

Harris Oakmark Focused Value—Class E(a)	Actual	0.91%	$1,000.00	$874.70	$4.30
	Hypothetical	0.91%	$1,000.00	$1,020.56	$4.63

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 4 to the Financial Statements.

MSF-4

Metropolitan Series Fund, Inc.

Harris Oakmark Focused Value Portfolio

Schedule of Investments as of December 31, 2007

Common Stock—93.0% of Total Net Assets

Security Description	Shares	Value*

Capital Markets—4.7%
Merrill Lynch & Co., Inc.	763,100	$40,963,208
Morgan Stanley	997,300	52,966,603

		93,929,811

Chemicals—2.9%
International Flavors & Fragrances, Inc. (a)	1,200,000	57,756,000

Commercial Services & Supplies—4.7%
Robert Half International, Inc.	3,500,000	94,640,000

Computers & Peripherals—4.7%
Dell, Inc. (b)	2,785,700	68,277,507
Teradata Corp. (b)	973,670	26,688,295

		94,965,802

Consumer Finance—2.8%
Discover Financial Services	3,742,599	56,438,393

Health Care Equipment & Supplies—4.6%
Hospira, Inc. (b)	2,200,000	93,808,000

Health Care Providers & Services—3.1%
Tenet Healthcare Corp. (a) (b)	12,500,300	63,501,524

Hotels, Restaurants & Leisure—6.5%
McDonald’s Corp.	600,000	35,346,000
Yum! Brands, Inc.	2,500,000	95,675,000

		131,021,000

Internet & Catalog Retail—5.1%
Liberty Media Interactive (Class A) (b)	5,353,300	102,140,964

Life Sciences Tools & Services—8.0%
MDS, Inc.	3,000,000	58,350,000
PerkinElmer, Inc.	4,000,000	104,080,000

		162,430,000

Media—15.4%
Cablevision Systems Corp. (Class A) (b)	1,600,000	39,200,000
Liberty Media Capital (Series A) (b)	1,000,000	116,490,000
Time Warner, Inc.	3,455,200	57,045,352
Virgin Media, Inc. (a)	5,700,000	97,698,000

		310,433,352

Personal Products—4.5%
Avon Products, Inc.	2,300,000	90,919,000

Semiconductors & Semiconductor Equipment—19.3%
Intel Corp.	6,100,000	162,626,000
International Rectifier Corp. (b)	1,355,082	46,032,135
Micron Technology, Inc. (a) (b)	9,200,000	66,700,000
National Semiconductor Corp.	5,000,000	113,200,000

		388,558,135

Security Description	Shares	Value*

Specialty Retail—2.7%
Tiffany & Co.	1,183,100	$54,458,093

Textiles, Apparel & Luxury Goods—3.5%
Timberland Co. (Class A) (a) (b)	3,900,000	70,512,000

Thrifts & Mortgage Finance—0.5%
Sovereign Bancorp, Inc. (a)	899,021	10,248,840

Total Common Stock (Identified Cost $1,883,895,592)		1,875,760,914

Short Term Investments—13.4%
Security Description	Shares/ Face Amount	Value*

Mutual Funds—4.8%
State Street Navigator Securities Lending Prime Portfolio (c)	96,874,291	96,874,291

Repurchase Agreement—8.6%
State Street Repurchase Agreement dated 12/31/07 at 1.700% to be repurchased at $174,234,454 on 1/2/08, collateralized by $60,540,000 U.S. Treasury Bond 7.625% due 11/15/22 with a value of $80,291,175; by $50,000,000 U.S. Treasury Bond 7.125% due 2/15/23 with a value of $64,500,000; by $24,715,000 U.S. Treasury Bond 6.25% due 8/15/23 with a value of $30,148,445; and by $2,350,000 U.S. Treasury Bond 6.00% due 2/15/26 with a value of $2,767,125.	$174,218,000	174,218,000

Total Short Term Investments (Identified Cost $271,092,291)		271,092,291

Total Investments—106.4% (Identified Cost $2,154,987,883) (d)		2,146,853,205
Liabilities in excess of other assets		(129,983,100)

Total Net Assets—100%		$2,016,870,105

(a)	A portion or all of the security was held on loan. As of December 31, 2007, the market value of securities loaned was $130,930,486 and the collateral received consisted of cash in the amount of $ 96,874,291 and non cash collateral with a value of $37,640,487. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian.
(b)	Non-Income Producing.
(c)	Represent investment of cash collateral received from securities lending.
(d)	The aggregate cost of investments for federal income tax purposes as of December 31, 2007 was $2,154,987,883 and the composition of unrealized appreciation and depreciation of investment securities was $183,216,554 and $(191,351,232), respectively.

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Harris Oakmark Focused Value Portfolio

Statement of Assets & Liabilities

December 31, 2007

Assets
Investments at value (a) (b)		$2,146,853,205
Receivable for:
Securities sold		6,887,600
Fund shares sold		6,049,661
Accrued interest and dividends		959,453

Total Assets		2,160,749,919
Liabilities
Payable for:
Securities purchased	$44,361,883
Fund shares redeemed	1,100,628
Collateral for securities loaned	96,874,291
Due to custodian bank	87,489
Accrued expenses:
Management fees	1,240,129
Service and distribution fees	147,321
Deferred directors’ fees	23,461
Other expenses	44,612

Total Liabilities		143,879,814

Net Assets		$2,016,870,105

Net assets consists of:
Capital paid in		$1,833,223,057
Undistributed net investment income		4,251,884
Accumulated net realized gains		187,529,842
Unrealized depreciation on investments		(8,134,678)

Net Assets		$2,016,870,105

Computation of offering price:
Class A
Net asset value and redemption price per share ($1,249,121,831 divided by 5,692,502 shares outstanding)		$219.43

Class B
Net asset value and redemption price per share ($549,779,244 divided by 2,564,829 shares outstanding)		$214.35

Class E
Net asset value and redemption price per share ($217,969,030 divided by 1,005,708 shares outstanding)		$216.73

(a) Identified cost of investments		$2,154,987,883

(b)	Includes cash collateral for securities loaned of $96,874,291.

Statement of Operations

For the Year Ended December 31, 2007

Investment Income
Dividends		$19,203,163
Interest		3,460,140 (a)

		22,663,303
Expenses
Management fees	$15,680,582
Service and distribution fees—Class B	1,585,331
Service and distribution fees—Class E	381,178
Directors’ fees and expenses	21,948
Custodian	142,942
Audit and tax services	31,738
Legal	23,754
Printing	665,719
Insurance	23,791
Miscellaneous	23,010

Total expenses	18,579,993
Expense reductions	(33,907)
Management fee waivers	(292,767)	18,253,319

Net Investment Income		4,409,984

Realized and Unrealized Gain (Loss)
Realized gain on:
Investments—net		187,656,215
Change in unrealized depreciation on:
Investments—net		(339,762,441)

Net loss		(152,106,226)

Net Decrease in Net Assets From Operations		$(147,696,242)

(a)	Includes net income on securities loaned of $301,120.

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Harris Oakmark Focused Value Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2007	Year ended December 31, 2006
From Operations
Net investment income	$4,409,984	$10,146,408
Net realized gain	187,656,215	266,743,318
Unrealized depreciation	(339,762,441)	(37,862,467)

Increase (decrease) in net assets from operations	(147,696,242)	239,027,259

From Distributions to Shareholders
Net investment income
Class A	(6,924,948)	(3,223,554)
Class B	(2,104,620)	(577,292)
Class E	(1,101,719)	(480,243)

	(10,131,287)	(4,281,089)

Net realized gain
Class A	(152,693,942)	(99,464,113)
Class B	(81,495,708)	(61,092,741)
Class E	(32,760,337)	(27,150,150)

	(266,949,987)	(187,707,004)

Total distributions	(277,081,274)	(191,988,093)

Increase in net assets from capital share transactions	271,078,146	195,435,838

Total increase (decrease) in net assets	(153,699,370)	242,475,004

Net Assets
Beginning of the period	2,170,569,475	1,928,094,471

End of the period	$2,016,870,105	$2,170,569,475

Undistributed Net Investment Income
End of the period	$4,251,884	$10,007,094

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2007		Year ended December 31, 2006
	Shares	$	Shares	$
Class A
Sales	1,469,045	$360,559,728	1,241,146	$315,875,278
Reinvestments	658,195	159,618,890	417,633	102,687,667
Redemptions	(1,004,853)	(251,059,673)	(952,674)	(243,985,721)

Net increase	1,122,387	$269,118,945	706,105	$174,577,224

Class B
Sales	353,452	$86,105,779	508,057	$127,861,002
Reinvestments	352,283	83,600,328	255,585	61,670,033
Redemptions	(663,348)	(160,295,991)	(596,683)	(149,277,177)

Net increase	42,387	$9,410,116	166,959	$40,253,858

Class E
Sales	78,053	$18,644,557	72,438	$18,537,553
Reinvestments	141,221	33,862,056	113,481	27,630,393
Redemptions	(245,487)	(59,957,528)	(259,395)	(65,563,190)

Net decrease	(26,213)	$(7,450,915)	(73,476)	$(19,395,244)

Increase derived from capital share transactions		$271,078,146		$195,435,838

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Harris Oakmark Focused Value Portfolio

Financial Highlights

	Class A
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$269.23	$265.37	$243.86	$224.26	$169.33

Income (Loss) From Investment Operations
Net investment income	0.73 (a)	1.41	0.78	0.23	0.24
Net realized and unrealized gain (loss) of investments	(15.83)	28.89	23.48	21.85	54.97

Total from investment operations	(15.10)	30.30	24.26	22.08	55.21

Less Distributions
Distributions from net investment income	(1.51)	(0.83)	(0.11)	(0.10)	(0.28)
Distributions from net realized capital gains	(33.19)	(25.61)	(2.64)	(2.38)	0.00

Total distributions	(34.70)	(26.44)	(2.75)	(2.48)	(0.28)

Net Asset Value, End of Period	$219.43	$269.23	$265.37	$243.86	$224.26

Total Return (%)	(6.8)	12.5	10.0	9.9	32.7
Ratio of operating expenses to average net assets before expense reductions (%)	0.75	0.78	0.77	0.78	0.80
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.75	0.78	0.77	0.78	0.78
Ratio of operating expenses to average net assets without giving effect to the management fee waiver would have been (%) (c)	0.76	N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	0.30	0.60	0.35	0.15	0.14
Portfolio turnover rate (%)	68	50	25	16	16
Net assets, end of period (000)	$1,249,122	$1,230,429	$1,024,615	$809,906	$614,742

	Class B
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$263.76	$260.34	$239.96	$221.17	$167.26

Income (Loss) From Investment Operations
Net investment income (loss)	0.10 (a)	0.91	0.22	(0.24)	0.01
Net realized and unrealized gain (loss) of investments	(15.46)	28.36	22.80	21.41	54.02

Total from investment operations	(15.36)	29.27	23.02	21.17	54.03

Less Distributions
Distributions from net investment income	(0.86)	(0.24)	0.00	0.00	(0.12)
Distributions from net realized capital gains	(33.19)	(25.61)	(2.64)	(2.38)	0.00

Total distributions	(34.05)	(25.85)	(2.64)	(2.38)	(0.12)

Net Asset Value, End of Period	$214.35	$263.76	$260.34	$239.96	$221.17

Total Return (%)	(7.1)	12.2	9.7	9.7	32.3
Ratio of operating expenses to average net assets before expense reductions (%)	1.00	1.03	1.02	1.03	1.05
Ratio of operating expenses to average net assets after expense reductions (%) (b)	1.00	1.03	1.02	1.03	1.03
Ratio of operating expenses to average net assets without giving effect to the management fee waiver would have been (%) (c)	1.01	N/A	N/A	N/A	N/A
Ratio of net investment income (loss) to average net assets (%)	0.04	0.35	0.10	(0.09)	(0.13)
Portfolio turnover rate (%)	68	50	25	16	16
Net assets, end of period (000)	$549,779	$665,313	$613,215	$578,991	$540,656

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(c)	See Note 4 in the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Harris Oakmark Focused Value Portfolio

Financial Highlights

	Class E
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$266.33	$262.59	$241.77	$222.60	$168.22

Income (Loss) From Investment Operations
Net investment income	0.34 (a)	1.21	0.49	0.04	0.07
Net realized and unrealized gain (loss) of investments	(15.63)	28.59	22.97	21.51	54.47

Total from investment operations	(15.29)	29.80	23.46	21.55	54.54

Less Distributions
Distributions from net investment income	(1.12)	(0.45)	0.00	0.00	(0.16)
Distributions from net realized capital gains	(33.19)	(25.61)	(2.64)	(2.38)	0.00

Total distributions	(34.31)	(26.06)	(2.64)	(2.38)	(0.16)

Net Asset Value, End of Period	$216.73	$266.33	$262.59	$241.77	$222.60

Total Return (%)	(7.0)	12.3	9.8	9.8	32.5
Ratio of operating expenses to average net assets before expense reductions (%)	0.90	0.93	0.92	0.93	0.95
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.90	0.93	0.92	0.93	0.93
Ratio of operating expenses to average net assets without giving effect to the management fee waiver would have been (%) (c)	0.91	N/A	N/A	N/A	N/A
Ratio of net investment income (loss) to average net assets (%)	0.14	0.44	0.19	0.00	(0.03)
Portfolio turnover rate (%)	68	50	25	16	16
Net assets, end of period (000)	$217,969	$274,828	$290,264	$280,856	$204,755

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(c)	See Note 4 in the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Harris Oakmark Focused Value Portfolio

Notes to Financial Statements—December 31, 2007

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The Harris Oakmark Focused Value Portfolio (the “Portfolio”) is a non-diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

MSF-10

Metropolitan Series Fund, Inc.

Harris Oakmark Focused Value Portfolio

Notes to Financial Statements—December 31, 2007—(Continued)

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

Subject to the Board’s oversight, the Board has delegated day-to-day responsibility for valuing Portfolio assets to the subadviser of the Portfolio, who values such assets as described above and operates under procedures approved by the Board.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio

MSF-11

Metropolitan Series Fund, Inc.

Harris Oakmark Focused Value Portfolio

Notes to Financial Statements—December 31, 2007—(Continued)

agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Options:

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

As of December 31, 2007, the Portfolio had no capital loss carryovers.

The tax character of distributions paid for the periods ended December 31, 2007 and 2006 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2007	2006	2007	2006	2007	2006	2007	2006
$10,227,819	$7,475,862	$266,853,455	$184,512,231	$—	$—	$277,081,274	$191,988,093

As of December 31, 2007, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Depreciation	Loss Carryforwards	Total
$57,271,918	$134,538,824	$(8,134,678)	$—	$183,676,064

MSF-12

Metropolitan Series Fund, Inc.

Harris Oakmark Focused Value Portfolio

Notes to Financial Statements—December 31, 2007—(Continued)

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

Expense Reductions:

Certain Portfolio trades are directed to brokers who paid a portion of the Portfolio’s expenses. Amounts paid for the Portfolio are shown as expense reductions in the Statement of Operations.

3.	INVESTMENT TRANSACTIONS:

For the year ended December 31, 2007, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$0	$1,377,181,637	$0	$1,456,323,248

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2007	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
$15,680,582	0.750%	Of the first $1 billion
	0.700%	Of the next $1.5 billion
	0.675%	Of the next $2.5 billion
	0.650%	On amounts in excess of $5 billion

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

Management Fee Waivers:

Effective January 1, 2007 to January 6, 2008, a new subadvisory fee schedule was adopted for the Portfolio, under which the subadvisory fee for the Portfolio is calculated based on the combined average daily net assets for the Portfolio and the Harris Oakmark Large Cap Value Portfolio (collectively, the “Harris Portfolios”). In connection with this change in the subadvisory fee schedule, MetLife Advisers has agreed, pursuant to an expense agreement effective January 1, 2007 to January 6, 2008, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio by the following amount: the difference between (i) the subadvisory fee that MetLife Advisers actually pays Harris Associates, L.P. with respect to such class of the Portfolio; and (ii) the subadvisory fee that MetLife Advisers would pay Harris Associates, L.P. with respect to such class of the Portfolio after applying the new subadvisory fee schedule for the Portfolio that took effect January 1, 2007 but without combining the assets of the Harris Portfolios for purposes of calculating such fee. This combined subadvisory fee schedule and corresponding fee waiver was discontinued effective January 7, 2008.

Amounts waived for the year ended December 31, 2007 are shown as management fee waivers in the Statement of Operations.

MSF-13

Metropolitan Series Fund, Inc.

Harris Oakmark Focused Value Portfolio

Notes to Financial Statements—December 31, 2007—(Continued)

Service and Distribution Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing, the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the year ended December 31, 2007 are shown as Service and Distribution fees in the Statement of Operations.

5.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolios’ behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Portfolio receives 80% of the annual net income from securities lending transactions, which is included in interest income of the Portfolio. The remaining 20% is paid to the custodian as compensation for its securities lending services. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. Any outstanding loans by the Portfolio at December 31, 2007 are footnoted in the Schedule of Investments.

6.	REGULATORY MATTERS:

As previously reported, in May 2004, General American received a Wells Notice stating that the SEC staff was considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws against General American with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through General American. General American responded to the SEC staff and cooperated with the investigation. On August 9, 2007, the SEC announced that it had settled an enforcement action regarding late trading against General American with, among other things, General American agreeing to pay a civil penalty and to comply with certain undertakings. General American consented to the SEC’s order without admitting or denying the findings. MetLife Advisers has also advised the Fund’s Board of Directors that, while certain exceptions to the Fund’s policies have been noted, no situations have been identified that would have a material impact on the financial position of the Fund.

7.	RECENT ACCOUNTING PRONOUNCEMENTS:

Effective June 29, 2007, the Fund implemented Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109” (“FIN 48”). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Fund, and has determined that the adoption of FIN 48 does not have a material impact on the Fund’s financial statements. The Fund files U.S. tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s tax returns remains open for the years ended December 31, 2004 through December 31, 2006.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

MSF-14

Metropolitan Series Fund, Inc.

Harris Oakmark Focused Value Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of the Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Harris Oakmark Focused Value Portfolio, one of the portfolios constituting the Metropolitan Series Fund, Inc. (the “Fund”) as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Harris Oakmark Focused Value Portfolio of the Metropolitan Series Fund, Inc. as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 21, 2008

MSF-15

Metropolitan Series Fund, Inc.

Directors and Officers

The Fund’s Directors review actions of the Fund’s investment adviser and subadvisers, and decide upon matters of general policy. The Fund’s officers supervise the daily business operations of the Fund. The Board of Directors and the Fund’s officers are listed below. Each Director is responsible for overseeing all 36 Portfolios of the Fund. There is no limit to the term a Director may serve. Directors serve until their resignation, retirement or removal in accordance with the Fund’s organizational documents and policies adopted by the Board from time to time. Officers hold office at the pleasure of the Board or until the election or appointment and the qualification of a successor. The address of the directors and officers is c/o Metropolitan Series Fund, Inc., 501 Boylston Street, Boston, MA 02116.

Interested Directors(1)

Each Director below is an “interested person” (as defined by the 1940 Act) with respect to the Fund in that Ms. Forget is an employee of MetLife and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Elizabeth M. Forget Age: 41	Director, Chairman of the Board, President and Chief Executive Officer	2006	Senior Vice President (since 2007), MetLife, Inc.; President, Met Investors Advisory, LLC (“MIA”); Trustee and President, Met Investors Series Trust (“MIST”); Executive Vice President, MetLife Investors Group, Inc.; President (since 2006), MetLife Advisers.	81

Arthur G. Typermass Age: 70	Director	1998	Formerly, Senior Vice President and Treasurer, MetLife.	37

Non-Interested Directors(1)

Each Director below is not an “interested person” (as defined by the 1940 Act) with respect to the Fund (collectively, the “Independent Directors”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† Age: 70	Director	1985	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	37

Linda B. Strumpf Age: 60	Director	2000	Vice President and Chief Investment Officer, Ford Foundation.	37

Michael S. Scott Morton† Age: 70	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, MIT.	37

H. Jesse Arnelle Age: 74	Director	2001	Formerly, Counsel, Womble Carlyle Sandrie & Rice; Director, Textron Inc. (global multi-industry company)*; formerly, Director, Gannet Co. Inc. (diversified news and information company)*; formerly, Director, Eastman Chemical Company (global chemical company)*; formerly, Director, Waste Management, Inc.*; formerly, Director, Armstrong Holdings Inc. (parent company of floor and ceiling products business)*; formerly, Director, FPL Group Inc. (public utility holding company)*; Director, URS Corporation (engineering design services firm)*.	37

Nancy Hawthorne Age: 56	Director	2003	Director, Avid Technologies (computer software company)*; formerly, Chairman of the Board of Avid Technologies; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Chief Executive Officer, Clerestory LLC (corporate financial advisor); formerly, Trustee, New England Zenith Fund (“Zenith Fund”)**; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company )*.	37

MSF-16

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
John T. Ludes Age: 71	Director	2003	President, LFP Properties (consulting firm); Formerly, Trustee, Zenith Fund**; formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	37

Officers(1)

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey P. Halperin	40	Chief Compliance Officer	2006	Vice President (since 2006), Corporate Ethics and Compliance Department, MetLife, Inc.; Chief Compliance Officer (since 2006), MetLife Advisers, MIA and MIST.

John F. Guthrie, Jr.	64	Senior Vice President	2002	Manager and Senior Vice President, MetLife Advisers; Vice President, MetLife; Vice President (since 2003), MetLife Group, Inc.; Vice President, NELICO; Vice President (since 2005), MIA; formerly, Senior Vice President, Zenith Fund**.

Alan C. Leland	55	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Treasurer (since 2005), Met Investors Advisory, LLC; Vice President (since 2004), MIA; Vice President (since 2003), MetLife Group, Inc.; Vice President, MetLife; Senior Vice President, NELICO

Peter Duffy	52	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers (since 1998); Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife Group, Inc.; formerly, Vice President and Treasurer, Zenith Fund**.

Thomas M. Lenz	49	Vice President and Secretary	2002	General Counsel and Secretary, MetLife Advisers; Assistant General Counsel, MetLife; formerly, Vice President and Secretary, Zenith Fund**.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
**	The Zenith Fund deregistered with the Securities and Exchange Commission (“SEC”) in 2004.
(†)	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the “State Street Research Funds”).
(1)	Each Director of the Fund also serves as trustee of Metropolitan Series Fund II (“Met Series Fund II”), a registered investment company advised by MetLife Advisers. Each officer of the Fund serves in the same position with Met Series Fund II, which consists of one portfolio.
(2)	Previous positions during the past five years with the Fund, MIST, MetLife, MetLife Advisers, MIA, Zenith Fund, NELICO or New England Securities Corporation are omitted if not materially different.
(3)	The Fund Complex includes the Fund (36 portfolios), Met Series Fund II (1 portfolio) and MIST (44 portfolios)

MSF-17

Metropolitan Series Fund, Inc.

Harris Oakmark Focused Value Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Fund’s Contract Review Committees of the Board of Directors (the “Board”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (collectively, the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals at the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers, the Fund’s investment adviser, and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through the subadvisers’ responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies and the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (viii) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (ix) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (x) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xi) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee on September 12, 2007, the Board, at its November 15, 2007 meeting, approved the continuation through December 31, 2008 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio of the Fund. The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the establishment of the investment strategies of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of Subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of

MSF-18

Metropolitan Series Fund, Inc.

Harris Oakmark Focused Value Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ recommendations regarding reductions in Fee rates, implementation of Fee breakpoints and institution of Fee waivers and expense caps.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and their affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

MSF-19

Metropolitan Series Fund, Inc.

Harris Oakmark Focused Value Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution, brokerage and transfer agency services to the Portfolios, and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2008.

Certain Matters Relating to MFS Value Portfolio (formerly known as Harris Oakmark Large Cap Value Portfolio) (the “Value Portfolio”) and Harris Oakmark Focused Value Portfolio (the “Focused Value Portfolio”). At the November 15, 2007 Board meeting, the Board approved a change of subadviser for the Value Portfolio from Harris Associates L.P. (“Harris”) to Massachusetts Financial Services Company (“MFS”) and an amendment to the Subadvisory Agreement relating to the Focused Value Portfolio, each to be effective on January 7, 2008. The Board also approved a merger of the Value Portfolio with the MFS Value Portfolio, a series of the Met Investors Series Trust (“MIST”), to be effective on April 28, 2008 (the “Merger).

In making the determination to approve the change in subadviser for the Value Portfolio, the Board carefully considered those factors described above with respect to the continuation of the Continued Agreements, as relevant to both the existing Subadvisory Agreement with Harris and the proposed Subadvisory Agreement with MFS. In addition to these factors, the Board also considered as relevant:

•	the experience, investment style and investment performance history of MFS as portfolio manager;

•	that the form of the proposed Subadvisory Agreement with MFS was substantially similar to the Value Portfolio’s existing Subadvisory Agreement with Harris;

•

that the subadvisory fee schedule for MFS set forth in the proposed Subadvisory Agreement was lower than the fee schedule in the existing Subadvisory Agreement and that MetLife Advisers had agreed to reduce its advisory fee, through a contractual fee waiver, by an amount corresponding to such savings;

•	the expected transition costs of the change of subadviser and the fact that MetLife Advisers had agreed to pay a portion of those costs;

•	the impact of the Merger on the Value Portfolio, including any potential costs savings;

•

that the preferred date of the change of subadviser for the Value Portfolio was January 7, 2008 and the desirability, in order to facilitate an orderly transition of subadvising functions, of extending the existing Subadvisory Agreement with Harris from its scheduled expiration date of December 31, 2007 until January 7, 2008;

•

that the existing Subadvisory Agreement with Harris for the Focused Value Portfolio contained a subadvisory fee schedule based on the combined average daily net assets for the Value Portfolio and the Focused Value Portfolio and that, as a result of the subadviser change for the Value Portfolio, the subadvisory fees for the Focused Value Portfolio may increase slightly; and

•

that MetLife Adviser’s voluntary advisory fee waiver currently in effect with respect to the Focused Value Portfolio would be discontinued following the subadviser change and that, as a result, the advisory fees for the Focused Value Portfolio may increase slightly.

Following such consideration, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, unanimously voted to approve (i) the continuation of the existing Subadvisory Agreement relating to the Value Portfolio through January 7, 2008 (ii) an amendment to the Subadvisory Agreement relating to the Focused Value Portfolio, effective January 7, 2008, and (iii) the proposed Subadvisory Agreement relating to the Value Portfolio with MFS, effective January 7, 2008 through January 6, 2010.

MSF-20

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2007 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-21

Metropolitan Series Fund, Inc. Jennison Growth Portfolio Annual Report	December 31, 2007

Letter from the President

February 1, 2008

Letter to Policy Holders:

2007 was a tumultuous year in the financial markets driven by concerns in the credit markets surrounding sub-prime mortgages and fears of recession in the U.S. Economy. The broad markets were mixed, with the Dow Jones Industrial Average up 8.9% and the MSCI EAFE Index, which measures the performance of international equities, up 11.2% for the year, while the Russell 2000 Index, which measures the performance of small capitalization stocks, was down 1.6%.

In the fixed income markets, credit spreads increased as a result of the pressure from sub-prime mortgage crisis and the Federal Reserve lowered interest rates by a total of 1% during the year. The Lehman Brothers Aggregate Bond Index posted a 7.0% return for the year.

On the following pages, you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth Forget

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Managed by Jennison Associates, LLC

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the year ended December 31, 2007, the Class A shares of the Jennison Growth Portfolio returned 11.7%, compared to its benchmark, the Russell 1000 Growth Index1, which returned 11.8%. The average return of its peer group, the Lipper Variable Insurance Products Large-Cap Growth Funds Universe2, was 12.8% over the same period.

PORTFOLIO REVIEW

Strong US economic growth began to slow in 2007, but continued strength overseas, especially in emerging markets, helped drive US expansion. Reflecting in part the rapid development of emerging economies, the prices of commodities, such as metals and agricultural products, hit new cycle highs. Oil prices rose to record highs and closed 2007 just shy of $100 per barrel. At the same time, the US dollar weakened against most major currencies. Inflation, while largely contained through the year, remained a risk. Corporate earnings growth began to slow, with S&P 500 earnings growth failing to break into the double digits for the first time in several years in 2007’s third quarter. Negative earnings revisions became more common, with financial, retail, and homebuilding companies, along with some energy names, bearing the brunt. Employment, however, remained essentially healthy. Problems in the subprime mortgage market, evident early in the year, spread as 2007 progressed. The ensuing credit crunch led to heightened market volatility. Major financial institutions with balance sheets exposed to structured investment vehicles were forced to take write-offs, resulting in substantial losses, management changes, and moves to raise capital. In September, the Federal Open Market Committee began lowering the fed funds rate for the first time since June 2003. Rising energy prices, higher mortgage payments, and reduced home equity combined to help bring on a slowdown in consumer spending. Slowing economic growth and the prospect of recession in 2008 caused retail sales to tail off further into the important year-end holiday season.

The Russell 1000® Growth Index advanced 11.8% in the fiscal year ended December 31, 2007, substantially outperforming the Standard & Poor’s 500 Index3 5.5% gain and marking the first time in several years that growth stocks outperformed the broader market. Benchmark returns were greatest in materials, energy, utilities, and information technology. The consumer discretionary and financials sectors declined.

The Portfolio is built from the bottom up, with stocks selected one at a time, based on the fundamentals of individual companies rather than on overarching themes. The Portfolio’s security selection was strong in information technology, led by triple-digit gains in Research in Motion (RIMM) and Apple. Google, NVIDIA, and Juniper Networks posted 50%-plus advances, as well. RIMM advanced on the strength of the BlackBerry brand, as new subscribers grew at a solid pace and existing users embraced new product designs. Apple’s growth has been driven by the strength of iPod sales and a resurgence in Macintosh computer sales. Juniper’s investments in products, and sales force and channel strategy are yielding operating leverage, spurring an acceleration in revenue and EPS growth at the telecom equipment provider.

In the materials sector, Monsanto advanced more than 100%. The agricultural-seed and biotechnology company’s leading market share position, brand strength, first-mover advantage, operational performance, and technological innovation are helping Monsanto benefit from a bullish agriculture cycle.

Top performers in energy included Occidental Petroleum and Schlumberger. Schlumberger benefited from a resurgence in capital spending on energy-producing activity and from its business and geographic mix, while Occidental, unlike most other oil companies, is increasing production through acquisitions and operations in areas such as Oman and Libya.

The greatest detractor from performance came in the consumer discretionary sector, where retailers, including Coach and Kohl’s, were weak. Declines in other consumer names, such as Starbucks, reflected the company transitioning from stages of rapid expansion and high growth to more modest growth. We still like Coach’s rising traffic-to-sales conversion and proactive steps to manage the business in a changing external environment. We eliminated our position in Starbucks in June and exited Kohl’s in October.

Worries about subprime mortgage exposure and the impact of the credit crunch hurt the financials sector, including Portfolio holdings UBS and Merrill Lynch. We began trimming our position in UBS in July and exited the stock in November. After selling out of Merrill Lynch shares in June, we reinstituted a position in November on the belief that the company is positioned for a rebound under new leadership.

The selection of individual securities based on company-specific fundamentals drives the Portfolio’s sector allocations. Over the year, we reduced exposure to the consumer discretionary and financials sectors and increased weights in consumer staples, energy, health care, industrials, and materials.

* The views expressed above are those of the subadvisory firm as of December 31, 2007 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

1 The Russell 1000® Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values.

2 The Lipper Variable Insurance Products Fund Average is an average of the total return performance (calculated on the basis of net asset value) of variable product funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

3 The Standard & Poor’s (S&P) 500® Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange.

MSF-2

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

A $10,000 INVESTMENT COMPARED TO

THE RUSSELL 1000 GROWTH INDEX

Average Annual Returns as of December 31, 2007

	Jennison Growth Portfolio			Russell 1000 Growth Index
	Class A	Class B	Class E
1 Year	11.7%	11.4%	11.5%	11.8%
5 Year	13.2	12.9	—	12.1
Since Inception	6.5	6.3	13.2	6.5

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 5/1/02, 5/1/02 and 4/27/05, respectively. Index since inception return is based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of December 31, 2007

Top Holdings

% of Total Net Assets
Google, Inc. (Class A)	4.7%
Gilead Sciences, Inc.	3.8%
Microsoft Corp.	3.5%
Apple, Inc.	3.5%
Research In Motion, Ltd.	3.1%
Monsanto Co.	2.9%
Cisco Systems, Inc.	2.6%
The Walt Disney Co.	2.6%
General Electric Co.	2.6%
Colgate-Palmolive Co.	2.6%

Top Sectors

% of Equity Market Value
Information Technology	30.1%
Health Care	24.8%
Consumer Discretionary	9.3%
Consumer Staples	8.7%
Financials	8.7%
Industrials	8.6%
Energy	5.1%
Materials	4.6%
Telecommunication Services	0.1%

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2007 through December 31, 2007.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period* July 1, 2007 to December 31, 2007
Jennison Growth—Class A	Actual	0.67%	$1,000.00	$1,064.90	$3.49
	Hypothetical	0.67%	$1,000.00	$1,021.79	$3.41

Jennison Growth—Class B	Actual	0.92%	$1,000.00	$1,063.70	$4.79
	Hypothetical	0.92%	$1,000.00	$1,020.51	$4.69

Jennison Growth—Class E	Actual	0.82%	$1,000.00	$1,064.30	$4.27
	Hypothetical	0.82%	$1,000.00	$1,021.02	$4.18

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MSF-4

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Schedule of Investments as of December 31, 2007

Common Stock—98.8% of Total Net Assets

Security Description	Shares	Value*

Aerospace & Defense—3.1%
Boeing Co.	153,100	$13,390,126
United Technologies Corp.	351,800	26,926,772

		40,316,898

Beverages—2.2%
PepsiCo, Inc.	391,300	29,699,670

Biotechnology—5.9%
Amgen, Inc. (a)	175,700	8,159,508
Genentech, Inc. (a)	288,700	19,363,109
Gilead Sciences, Inc. (a)	1,102,500	50,726,025

		78,248,642

Capital Markets—5.5%
Lazard, Ltd. (b)	276,800	11,260,224
Merrill Lynch & Co., Inc.	217,600	11,680,768
The Charles Schwab Corp.	1,194,100	30,509,255
The Goldman Sachs Group, Inc.	92,500	19,892,125

		73,342,372

Chemicals—4.6%
Monsanto Co.	342,300	38,231,487
Mosaic Co. (a)	62,300	5,877,382
Potash Corp. of Saskatchewan, Inc.	113,800	16,382,648

		60,491,517

Communications Equipment—10.3%
Ciena Corp. (a)	287,000	9,789,570
Cisco Systems, Inc. (a)	1,285,400	34,795,778
Juniper Networks, Inc. (a)	427,500	14,193,000
Motorola, Inc.	1,041,600	16,707,264
QUALCOMM, Inc.	493,000	19,399,550
Research In Motion, Ltd. (a)	359,900	40,812,660

		135,697,822

Computers & Peripherals—6.0%
Apple, Inc. (a)	232,400	46,033,792
Hewlett-Packard Co.	646,700	32,645,416

		78,679,208

Consumer Finance—1.0%
American Express Co.	256,100	13,322,322

Diversified Financial Services—2.1%
CME Group, Inc.	20,000	13,720,000
NYSE Euronext	156,100	13,700,897

		27,420,897

Electrical Equipment—2.8%
ABB, Ltd. (ADR)	516,300	14,869,440
First Solar, Inc. (a)	60,200	16,081,828
SunPower Corp. (a) (b)	55,000	7,171,450

		38,122,718

Security Description	Shares	Value*

Energy Equipment & Services—1.8%
Schlumberger, Ltd.	245,800	$24,179,346

Food & Staples Retailing—2.8%
Costco Wholesale Corp.	208,300	14,531,008
CVS Caremark Corp.	333,300	13,248,675
Whole Foods Market, Inc. (b)	217,600	8,878,080

		36,657,763

Health Care Equipment & Supplies—5.6%
Alcon, Inc.	176,600	25,260,864
Baxter International, Inc.	413,500	24,003,675
Hologic, Inc. (a)	161,400	11,078,496
St. Jude Medical, Inc. (a)	324,000	13,167,360

		73,510,395

Hotels, Restaurants & Leisure—1.4%
Marriott International, Inc.	527,100	18,016,278

Household Products—3.6%
Colgate-Palmolive Co.	435,200	33,928,192
Procter & Gamble Co.	190,900	14,015,878

		47,944,070

Industrial Conglomerates—2.6%
General Electric Co.	920,100	34,108,107

Internet Software & Services—6.1%
Akamai Technologies, Inc. (a) (b)	374,800	12,968,080
eBay, Inc. (a)	177,500	5,891,225
Google, Inc. (Class A) (a)	90,200	62,371,496

		81,230,801

Life Sciences Tools & Services—1.7%
Thermo Fisher Scientific, Inc. (a) (b)	386,600	22,299,088

Media—3.9%
News Corp. (Class A)	862,200	17,666,478
The Walt Disney Co.	1,061,200	34,255,536

		51,922,014

Multiline Retail—0.8%
Saks, Inc. (a) (b)	518,700	10,768,212

Oil, Gas & Consumable Fuels—3.3%
Marathon Oil Corp.	328,000	19,962,080
Occidental Petroleum Corp.	243,700	18,762,463
Southwestern Energy Co. (a)	77,700	4,329,444

		43,053,987

Pharmaceuticals—11.3%
Abbott Laboratories	542,700	30,472,605
Elan Corp, Plc. (ADR) (a)	347,200	7,631,456
Merck & Co., Inc.	354,300	20,588,373
Mylan, Inc. (b)	461,400	6,487,284

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Schedule of Investments as of December 31, 2007

Common Stock—(Continued)

Security Description	Shares	Value*

Pharmaceuticals—(Continued)
Roche Holding AG (ADR)	290,500	$24,808,700
Schering-Plough Corp.	605,400	16,127,856
Teva Pharmaceutical Industries, Ltd. (ADR)	516,900	24,025,512
Wyeth	446,600	19,735,254

		149,877,040

Semiconductors & Semiconductor Equipment—1.4%
Intel Corp.	425,300	11,338,498
NVIDIA Corp. (a)	204,000	6,940,080

		18,278,578

Software—6.0%
Adobe Systems, Inc. (a)	736,600	31,474,918
Microsoft Corp.	1,301,900	46,347,640
VMware, Inc. (a) (b)	17,900	1,521,321

		79,343,879

Specialty Retail—0.2%
Urban Outfitters, Inc. (a) (b)	112,600	3,069,476

Textiles, Apparel & Luxury Goods—2.8%
Coach, Inc. (a)	540,900	16,540,722
Nike, Inc. (b)	324,000	20,813,760

		37,354,482

Total Common Stock (Identified Cost $1,092,959,529)		1,306,955,582

Short Term Investments—4.6%
Security Description	Shares/ Face Amount	Value*

Mutual Funds—3.4%
State Street Navigator Securities Lending Prime Portfolio (c)	44,958,822	$44,958,822

Repurchase Agreement—1.2%
State Street Repurchase Agreement dated 12/31/07 at 1.70% to be repurchased at $15,388,453 on 1/2/08, collateralized by $13,330,000 U.S. Treasury Bond 6.000% due 02/15/26 with a value of $15,696,075.	$15,387,000	15,387,000

Total Short Term Investments (Identified Cost $60,345,822)		60,345,822

Total Investments—103.4% (Identified Cost $1,153,305,351) (d)		1,367,301,404
Liabilities in excess of other assets		(44,973,775)

Total Net Assets—100%		$1,322,327,629

(a)	Non-Income Producing.
(b)	A portion or all of the security was held on loan. As of December 31, 2007, the market value of securities loaned was $ 71,393,895 and the collateral received consisted of cash in the amount of $44,958,822 and non cash collateral with a value of $28,426,765. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	The aggregate cost of investments for federal income tax purposes as of December 31, 2007 was $1,173,602,751 and the composition of unrealized appreciation and depreciation of investment securities was $220,258,157 and $(26,559,504), respectively.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Statement of Assets & Liabilities

December 31, 2007

Assets
Investments at value (a) (b)		$1,367,301,404
Cash		60
Receivable for:
Securities sold		1,273,564
Fund shares sold		563,784
Accrued interest and dividends		1,412,819
Foreign taxes		7,569

Total Assets		1,370,559,200
Liabilities
Payable for:
Securities purchased	$1,334,703
Fund shares redeemed	1,122,568
Collateral for securities loaned	44,958,822
Accrued expenses:
Management fees	704,315
Service and distribution fees	64,303
Deferred directors’ fees	3,902
Other expenses	42,958

Total Liabilities		48,231,571

Net Assets		$1,322,327,629

Net assets consists of:
Capital paid in		$1,003,750,130
Undistributed net investment income		7,671,258
Accumulated net realized gains		96,910,188
Unrealized appreciation on investments		213,996,053

Net Assets		$1,322,327,629

Computation of offering price:
Class A
Net asset value and redemption price per share ($1,016,211,970 divided by 74,620,725 shares outstanding)		$13.62

Class B
Net asset value and redemption price per share ($293,807,964 divided by 21,716,145 shares outstanding)		$13.53

Class E
Net asset value and redemption price per share ($12,307,695 divided by 906,585 shares outstanding)		$13.58

(a) Identified cost of investments		$1,153,305,351

(b)	Includes cash collateral for securities loaned of $44,958,822.

Statement of Operations

For the Year Ended December 31, 2007

Investment Income
Dividends		$12,817,094	(a)
Interest		1,175,570	(b)

		13,992,664
Expenses
Management fees	$8,041,420
Service and distribution fees—Class B	727,619
Service and distribution fees—Class E	19,070
Directors’ fees and expenses	24,077
Custodian	95,099
Audit and tax services	31,738
Legal	14,598
Printing	343,868
Insurance	13,221
Miscellaneous	18,127

Total expenses	9,328,837
Expense reductions	(171,641)	9,157,196

Net Investment Income		4,835,468

Realized and Unrealized Gain
Realized gain on:
Investments—net	103,255,501
Futures contracts—net	1,305,645	104,561,146

Change in unrealized appreciation on:
Investments—net		31,562,822

Net gain		136,123,968

Net Increase in Net Assets From Operations		$140,959,436

(a)	Net of foreign taxes of $351,873.
(b)	Includes net income on securities loaned of $540,739.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2007	Year ended December 31, 2006
From Operations
Net investment income	$4,835,468	$2,820,454
Net realized gain	104,561,146	52,229,378
Unrealized appreciation (depreciation)	31,562,822	(14,447,465)

Increase in net assets from operations	140,959,436	40,602,367

From Distributions to Shareholders
Net investment income
Class A	(4,884,260)	0
Class B	(553,650)	0
Class E	(36,590)	0

	(5,474,500)	0

Net realized gain
Class A	(40,959,234)	(707,216)
Class B	(10,585,783)	(274,942)
Class E	(460,264)	(11,628)

	(52,005,281)	(993,786)

Total distributions	(57,479,781)	(993,786)

Increase (decrease) in net assets from capital share transactions	(86,492,553)	218,479,071

Total increase (decrease) in net assets	(3,012,898)	258,087,652

Net Assets
Beginning of the period	1,325,340,527	1,067,252,875

End of the period	$1,322,327,629	$1,325,340,527

Undistributed Net Investment Income
End of the period	$7,671,258	$2,583,384

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2007		Year ended December 31, 2006
	Shares	$	Shares	$
Class A
Sales	24,553,315	$320,738,335	26,232,431	$318,021,193
Reinvestments	3,609,724	45,843,494	56,896	707,216
Redemptions	(33,189,050)	(425,024,047)	(7,907,561)	(96,449,068)

Net increase (decrease)	(5,026,011)	$(58,442,218)	18,381,766	$222,279,341

Class B
Sales	3,811,957	$49,898,866	7,138,513	$86,369,123
Reinvestments	881,284	11,139,433	22,209	274,942
Redemptions	(6,734,065)	(87,424,644)	(7,419,983)	(90,496,527)

Net decrease	(2,040,824)	$(26,386,345)	(259,261)	$(3,852,462)

Class E
Sales	138,345	$1,794,703	338,542	$4,114,419
Reinvestments	39,184	496,854	937	11,628
Redemptions	(304,173)	(3,955,547)	(338,412)	(4,073,855)

Net increase (decrease)	(126,644)	$(1,663,990)	1,067	$52,192

Increase (decrease) derived from capital share transactions		$(86,492,553)		$218,479,071

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Financial Highlights

	Class A
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$12.71	$12.38	$10.92	$10.01	$7.71

Income From Investment Operations
Net investment income	0.06 (a)	0.03	0.00	0.03	0.02
Net realized and unrealized gain on investments	1.39	0.31	1.51	0.89	2.30

Total from investment operations	1.45	0.34	1.51	0.92	2.32

Less Distributions
Distributions from net investment income	(0.06)	0.00	(0.05)	(0.01)	(0.02)
Distributions from net realized capital gains	(0.48)	(0.01)	0.00	0.00	0.00

Total distributions	(0.54)	(0.01)	(0.05)	(0.01)	(0.02)

Net Asset Value, End of Period	$13.62	$12.71	$12.38	$10.92	$10.01

Total Return (%)	11.7	2.8	13.9	9.2	30.1
Ratio of operating expenses to average net assets before expense reductions (%)	0.67	0.69	0.69	0.71	0.73
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.66	0.67	0.68	0.69	0.70
Ratio of net investment income to average net assets (%)	0.44	0.31	0.04	0.41	0.17
Portfolio turnover rate (%)	71	66	60	68	68
Net assets, end of period (000)	$1,016,212	$1,012,196	$758,316	$504,940	$343,253
	Class B
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$12.63	$12.33	$10.86	$9.97	$7.70

Income From Investment Operations
Net investment income (loss)	0.02 (a)	0.01	(0.02)	0.04	0.00
Net realized and unrealized gain on investments	1.39	0.30	1.49	0.85	2.28

Total from investment operations	1.41	0.31	1.47	0.89	2.28

Less Distributions
Distributions from net investment income	(0.03)	0.00	0.00	0.00	(0.01)
Distributions from net realized capital gains	(0.48)	(0.01)	0.00	0.00	0.00

Total distributions	(0.51)	(0.01)	0.00	0.00	(0.01)

Net Asset Value, End of Period	$13.53	$12.63	$12.33	$10.86	$9.97

Total Return (%)	11.4	2.5	13.5	8.9	29.7
Ratio of operating expenses to average net assets before expense reductions (%)	0.92	0.94	0.94	0.96	0.98
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.91	0.92	0.93	0.94	0.95
Ratio of net investment income (loss) to average net assets (%)	0.18	0.06	(0.21)	0.29	(0.11)
Portfolio turnover rate (%)	71	66	60	68	68
Net assets, end of period (000)	$293,808	$300,052	$296,178	$330,349	$256,079

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(c)	Commencement of operations was April 27, 2005 for Class E.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Financial Highlights

	Class E
	Year ended December 31,
	2007	2006	2005(c)
Net Asset Value, Beginning of Period	$12.67	$12.36	$10.16

Income From Investment Operations
Net investment income (loss)	0.04 (a)	0.02	(0.01)
Net realized and unrealized gain on investments	1.39	0.30	2.21

Total from investment operations	1.43	0.32	2.20

Less Distributions
Distributions from net investment income	(0.04)	0.00	0.00
Distributions from net realized capital gains	(0.48)	(0.01)	0.00

Total distributions	(0.52)	(0.01)	0.00

Net Asset Value, End of Period	$13.58	$12.67	$12.36

Total Return (%)	11.5	2.6	3.0	(d)
Ratio of operating expenses to average net assets before expense reductions (%)	0.82	0.84	0.84	(e)
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.81	0.82	0.82	(e)
Ratio of net investment income (loss) to average net assets (%)	0.28	0.24	(0.15	)(e)
Portfolio turnover rate (%)	71	66	60
Net assets, end of period (000)	$12,308	$13,093	$12,758

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(c)	Commencement of operations was April 27, 2005 for Class E.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Notes to Financial Statements—December 31, 2007

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The Jennison Growth Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

MSF-11

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Notes to Financial Statements—December 31, 2007—(Continued)

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated day-to-day responsibility for valuing Portfolio assets to the subadviser of the Portfolio, who values such assets as described above and operates under procedures approved by the Board.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

MSF-12

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Notes to Financial Statements—December 31, 2007—(Continued)

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Options:

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Federal Income Taxes:

It is the Porfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

As of December 31, 2007, the Portfolio had no capital loss carryovers.

MSF-13

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Notes to Financial Statements—December 31, 2007—(Continued)

The tax character of distributions paid for the periods ended December 31, 2007 and 2006 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2007	2006	2007	2006	2007	2006	2007	2006
$6,018,488	$—	$51,461,293	$993,786	$—	$—	$57,479,781	$993,786

As of December 31, 2007, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation	Loss Carryforwards	Total
$27,450,290	$97,433,870	$193,698,653	$—	$318,582,813

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

Expense Reductions:

Certain Portfolio trades are directed to brokers who paid a portion of the Portfolio’s expenses. Amounts paid for the Portfolio are shown as expense reductions in the Statement of Operations.

3.	INVESTMENT TRANSACTIONS:

For the year ended December 31, 2007, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$0	$893,952,844	$0	$1,013,576,904

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2007	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
$8,041,420	0.700%	Of the first $200 million
	0.650%	Of the next $300 million
	0.600%	Of the next $1.5 billion
	0.550%	On amounts in excess of $2 billion

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Jennison Associates, LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

MSF-14

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Notes to Financial Statements—December 31, 2007—(Continued)

Service and Distribution Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing, the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the year ended December 31, 2007 are shown as Service and Distribution fees in the Statement of Operations.

5.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolios’ behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Portfolio receives 80% of the annual net income from securities lending transactions, which is included in interest income of the Portfolio. The remaining 20% is paid to the custodian as compensation for its securities lending services. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. Any outstanding loans by the Portfolio at December 31, 2007 are footnoted in the Schedule of Investments.

6.	REGULATORY MATTERS:

As previously reported, in May 2004, General American received a Wells Notice stating that the SEC staff was considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws against General American with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through General American. General American responded to the SEC staff and cooperated with the investigation. On August 9, 2007, the SEC announced that it had settled an enforcement action regarding late trading against General American with, among other things, General American agreeing to pay a civil penalty and to comply with certain undertakings. General American consented to the SEC’s order without admitting or denying the findings. MetLife Advisers has also advised the Fund’s Board of Directors that, while certain exceptions to the Fund’s policies have been noted, no situations have been identified that would have a material impact on the financial position of the Fund.

7.	RECENT ACCOUNTING PRONOUNCEMENTS:

Effective June 29, 2007, the Fund implemented Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109” (“FIN 48”). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Fund, and has determined that the adoption of FIN 48 does not have a material impact on the Fund’s financial statements. The Fund files U.S. tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s tax returns remains open for the years ended December 31, 2004 through December 31, 2006.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

MSF-15

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of the Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Jennison Growth Portfolio, one of the portfolios constituting the Metropolitan Series Fund, Inc. (the “Fund”) as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Jennison Growth Portfolio of the Metropolitan Series Fund, Inc. as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 21, 2008

MSF-16

Metropolitan Series Fund, Inc.

Directors and Officers

The Fund’s Directors review actions of the Fund’s investment adviser and subadvisers, and decide upon matters of general policy. The Fund’s officers supervise the daily business operations of the Fund. The Board of Directors and the Fund’s officers are listed below. Each Director is responsible for overseeing all 36 Portfolios of the Fund. There is no limit to the term a Director may serve. Directors serve until their resignation, retirement or removal in accordance with the Fund’s organizational documents and policies adopted by the Board from time to time. Officers hold office at the pleasure of the Board or until the election or appointment and the qualification of a successor. The address of the directors and officers is c/o Metropolitan Series Fund, Inc., 501 Boylston Street, Boston, MA 02116.

Interested Directors(1)

Each Director below is an “interested person” (as defined by the 1940 Act) with respect to the Fund in that Ms. Forget is an employee of MetLife and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Elizabeth M. Forget Age: 41	Director, Chairman of the Board, President and Chief Executive Officer	2006	Senior Vice President (since 2007), MetLife, Inc.; President, Met Investors Advisory, LLC (“MIA”); Trustee and President, Met Investors Series Trust (“MIST”); Executive Vice President, MetLife Investors Group, Inc.; President (since 2006), MetLife Advisers.	81

Arthur G. Typermass Age: 70	Director	1998	Formerly, Senior Vice President and Treasurer, MetLife.	37

Non-Interested Directors(1)

Each Director below is not an “interested person” (as defined by the 1940 Act) with respect to the Fund (collectively, the “Independent Directors”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† Age: 70	Director	1985	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	37

Linda B. Strumpf Age: 60	Director	2000	Vice President and Chief Investment Officer, Ford Foundation.	37

Michael S. Scott Morton† Age: 70	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, MIT.	37

H. Jesse Arnelle Age: 74	Director	2001	Formerly, Counsel, Womble Carlyle Sandrie & Rice; Director, Textron Inc. (global multi-industry company)*; formerly, Director, Gannet Co. Inc. (diversified news and information company)*; formerly, Director, Eastman Chemical Company (global chemical company)*; formerly, Director, Waste Management, Inc.*; formerly, Director, Armstrong Holdings Inc. (parent company of floor and ceiling products business)*; formerly, Director, FPL Group Inc. (public utility holding company)*; Director, URS Corporation (engineering design services firm)*.	37

Nancy Hawthorne Age: 56	Director	2003	Director, Avid Technologies (computer software company)*; formerly, Chairman of the Board of Avid Technologies; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Chief Executive Officer, Clerestory LLC (corporate financial advisor); formerly, Trustee, New England Zenith Fund (“Zenith Fund”)**; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company )*.	37

MSF-17

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
John T. Ludes Age: 71	Director	2003	President, LFP Properties (consulting firm); Formerly, Trustee, Zenith Fund**; formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	37

Officers(1)

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey P. Halperin	40	Chief Compliance Officer	2006	Vice President (since 2006), Corporate Ethics and Compliance Department, MetLife, Inc.; Chief Compliance Officer (since 2006), MetLife Advisers, MIA and MIST.

John F. Guthrie, Jr.	64	Senior Vice President	2002	Manager and Senior Vice President, MetLife Advisers; Vice President, MetLife; Vice President (since 2003), MetLife Group, Inc.; Vice President, NELICO; Vice President (since 2005), MIA; formerly, Senior Vice President, Zenith Fund**.

Alan C. Leland	55	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Treasurer (since 2005), Met Investors Advisory, LLC; Vice President (since 2004), MIA; Vice President (since 2003), MetLife Group, Inc.; Vice President, MetLife; Senior Vice President, NELICO

Peter Duffy	52	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers (since 1998); Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife Group, Inc.; formerly, Vice President and Treasurer, Zenith Fund**.

Thomas M. Lenz	49	Vice President and Secretary	2002	General Counsel and Secretary, MetLife Advisers; Assistant General Counsel, MetLife; formerly, Vice President and Secretary, Zenith Fund**.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
**	The Zenith Fund deregistered with the Securities and Exchange Commission (“SEC”) in 2004.
(†)	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the “State Street Research Funds”).
(1)	Each Director of the Fund also serves as trustee of Metropolitan Series Fund II (“Met Series Fund II”), a registered investment company advised by MetLife Advisers. Each officer of the Fund serves in the same position with Met Series Fund II, which consists of one portfolio.
(2)	Previous positions during the past five years with the Fund, MIST, MetLife, MetLife Advisers, MIA, Zenith Fund, NELICO or New England Securities Corporation are omitted if not materially different.
(3)	The Fund Complex includes the Fund (36 portfolios), Met Series Fund II (1 portfolio) and MIST (44 portfolios)

MSF-18

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Fund’s Contract Review Committees of the Board of Directors (the “Board”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (collectively, the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals at the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers, the Fund’s investment adviser, and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through the subadvisers’ responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies and the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (viii) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (ix) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (x) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xi) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee on September 12, 2007, the Board, at its November 15, 2007 meeting, approved the continuation through December 31, 2008 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio of the Fund. The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the establishment of the investment strategies of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of Subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

MSF-19

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ recommendations regarding reductions in Fee rates, implementation of Fee breakpoints and institution of Fee waivers and expense caps.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and their affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Agreements.

MSF-20

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution, brokerage and transfer agency services to the Portfolios, and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2008.

MSF-21

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2007 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-22

Metropolitan Series Fund, Inc. Julius Baer International Stock Portfolio (formerly FI International Stock Portfolio) Annual Report	December 31, 2007

Letter from the President

February 1, 2008

Letter to Policy Holders:

2007 was a tumultuous year in the financial markets driven by concerns in the credit markets surrounding sub-prime mortgages and fears of recession in the U.S. Economy. The broad markets were mixed, with the Dow Jones Industrial Average up 8.9% and the MSCI EAFE Index, which measures the performance of international equities, up 11.2% for the year, while the Russell 2000 Index, which measures the performance of small capitalization stocks, was down 1.6%.

In the fixed income markets, credit spreads increased as a result of the pressure from sub-prime mortgage crisis and the Federal Reserve lowered interest rates by a total of 1% during the year. The Lehman Brothers Aggregate Bond Index posted a 7.0% return for the year.

On the following pages, you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth Forget

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

Julius Baer International Stock Portfolio (formerly FI International Stock Portfolio)

Currently managed by Julius Baer Investment Management, LLC

Formerly managed by Fidelity Management & Research Company*

Portfolio Manager Commentary

Fidelity Management & Research Company (“Fidelity”), the Portfolio’s subadviser prior to January 7, 2008, prepared this commentary, which addresses the Portfolio’s performance for the one year period ended December 31, 2007. On January 7, 2008, Julius Baer Investment Management, LLC (“Julius Baer”) succeeded Fidelity as the subadviser to the Portfolio and the name of the Portfolio was changed from the FI International Stock Portfolio to the Julius Baer International Stock Portfolio. This commentary and performance does not reflect the management of Julius Baer.

PORTFOLIO PERFORMANCE

For the year ended December 31, 2007, the Class A shares of the Portfolio returned 10.3%, compared to its benchmark, the Morgan Stanley Capital International (MSCI) EAFE Index1, which returned 11.2%. The average return of its peer group, the Lipper Variable Insurance Products International Core Funds Universe2, was 12.6% over the same period.

PORTFOLIO REVIEW

Foreign developed country stocks, as represented by the MSCI EAFE Index, returned double digits for the fifth consecutive year in 2007. This return was helped by strong GDP growth outside the U.S. and the associated strengthening of currencies versus the U.S. dollar that made the values of foreign stocks higher in U.S. dollar terms. Performance amongst developed countries varied, with Japan declining 4%, the United Kingdom returning 8%, and Germany returning 36%, as examples. It was a volatile year, with foreign markets reacting to events in the U.S., including the housing declines, sub-prime fallout, and fears of an associated recession. While global demand has become more diversified, providing some stability in non-U.S. markets, U.S. economic growth is still important to markets around the world.

In this environment, the Portfolio underperformed the MSCI EAFE benchmark. The largest contributors to relative performance were capital goods names, primarily those in Germany including top ten name Siemens. These names were helped by strong performance in the German market supported by a rebound in domestic economic activity, as well as strong demand from Eastern Europe and other emerging markets for manufactured goods. Other capital goods names within Europe were driven higher by demand for upgrades to power generation capability around the world. This demand is coming from developing countries, as well as developed countries needing to upgrade their grid to comply with environmental legislation. Strong stock selection in healthcare, including an Australian biotech company that produces vaccines, also helped performance. Top ten holding E.ON AG also contributed to relative performance as it is executing well. During the year E.ON expanded its scope and signed agreements to stabilize its supply of gas, as well as being the beneficiary of high energy prices.

The Portfolio was hurt on a relative basis by holdings in Japan, specifically diversified financial names. These names were hurt by a delay in the anticipated revival of that economy, as well as government legislation. This legislation has required issuers of credit cards to reimburse consumers for what the government determined was excessive interest charges over many years. The Portfolio was also hurt by underweighting in certain European automobile manufacturers that outperformed due to restructuring and exposure to strong sales in emerging markets, particularly Russia and China.

* The views expressed above are those of the subadvisory firm as of December 31, 2007 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

1 The Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE Index”) is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada.

2 The Lipper Variable Insurance Products Fund Average is an average of the total return performance (calculated on the basis of net asset value) of variable product funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-2

Metropolitan Series Fund, Inc.

Julius Baer International Stock Portfolio (formerly FI International Stock Portfolio)

A $10,000 INVESTMENT COMPARED TO

THE MSCI EAFE INDEX

Average Annual Returns as of December 31, 2007

	Julius Baer International Stock Portfolio			MSCI EAFE Index
	Class A	Class B	Class E
1 Year	10.3%	10.1%	10.2%	11.2%
5 Year	18.1	17.8	17.9	21.6
10 Year	6.8	—	—	8.7
Since Inception	—	11.6	7.5	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 5/1/91, 5/1/02 and 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of December 31, 2007

Top Holdings

% of Total Net Assets
Vodafone Group, Plc.	3.5%
Allianz SE	2.6%
Siemens AG	2.4%
E.ON AG	2.1%
Nestle S.A.	2.0%
Müenchener Rüeckversicherungs AG	1.7%
Total S.A.	1.7%
Alstom	1.7%
Canon, Inc.	1.7%
Royal Dutch Shell, Plc.	1.6%

Top Countries

% of Total Net Assets
Japan	24.0%
Germany	15.7%
France	9.6%
United Kingdom	9.5%
Switzerland	7.8%
Netherlands	4.2%
Australia	3.5%
Italy	2.8%
Finland	2.8%
Spain	1.6%

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2007 through December 31, 2007.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2007	Ending Account value December 31, 2007	Expenses Paid During Period* July 1, 2007 to December 31, 2007
Julius Baer International Stock—Class A	Actual	0.96%	$1,000.00	$996.30	$4.83
	Hypothetical	0.96%	$1,000.00	$1,020.31	$4.89

Julius Baer International Stock—Class B	Actual	1.21%	$1,000.00	$995.00	$6.08
	Hypothetical	1.21%	$1,000.00	$1,019.03	$6.16

Julius Baer International Stock—Class E	Actual	1.11%	$1,000.00	$995.60	$5.58
	Hypothetical	1.11%	$1,000.00	$1,019.54	$5.65

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MSF-4

Metropolitan Series Fund, Inc.

Julius Baer International Stock Portfolio (formerly FI International Stock Portfolio)

Schedule of Investments as of December 31, 2007

Common Stock—93.4% of Total Net Assets

Security Description	Shares	Value*

Australia—3.5%
Aristocrat Leisure, Ltd.	211,596	$2,079,975
Babcock & Brown, Ltd.	3,429	80,820
BHP Billiton, Ltd. (ADR)	174,000	12,186,960
Computershare, Ltd.	229,488	1,986,906
CSL, Ltd.	353,468	11,225,280
Downer EDI, Ltd.	188,640	886,747
Rio Tinto, Ltd. (a)	20,062	2,340,504
Woolworths, Ltd.	39,400	1,168,633

		31,955,825

Austria—0.5%
Voestalpine AG	63,000	4,503,845

Bermuda—0.3%
Catlin Group, Ltd. (GBP)	56,000	424,353
Hiscox, Ltd. (GBP)	209,900	1,185,923
TPV Technology, Ltd. (HKD)	1,038,000	749,877

		2,360,153

Brazil—0.6%
Banco do Brasil S.A.	110,600	1,864,502
Bolsa de Mercadorias e Futuros (b)	66,900	939,607
Bovespa Holding S.A. (b)	70,000	1,348,876
Medial Saude S.A. (b)	89,000	1,163,571

		5,316,556

Canada—2.6%
Canadian Natural Resources, Ltd.	90,000	6,611,539
Canadian Natural Resources, Ltd. (USD)	24,600	1,799,244
EnCana Corp.	65,600	4,481,781
EnCana Corp. (USD)	6,000	407,760
Open Text Corp. (b)	2,700	85,755
Open Text Corp. (USD) (b)	71,000	2,232,950
OPTI Canada, Inc.	122,200	2,053,158
Suncor Energy, Inc.	12,600	1,376,180
Suncor Energy, Inc. (USD)	5,700	619,761
Talisman Energy, Inc.	89,000	1,656,589
Talisman Energy, Inc. (USD)	132,400	2,452,048
WesternZagros Resources, Ltd.	21,300	51,741

		23,828,506

Cayman Islands—0.0%
Subsea 7, Inc. (NOK)	11,500	254,708

China—0.1%
Zhejiang Expressway Co., Ltd.	814,000	1,281,468

Denmark—0.5%
William Demant Holding (a)	55,200	5,055,945

Finland—2.8%
Cargotec Corp.	28,220	1,295,493
Metso Oyj	72,700	3,917,760
Neste Oil Oyj	50,700	1,775,294
Nokia Corp. (ADR)	373,404	14,334,979

Security Description	Shares	Value*

Finland—(Continued)
Nokia Oyj	88,000	$3,383,410
Wartsila Oyj	13,400	1,011,857

		25,718,793

France—9.6%
Air Liquide S.A.	4,840	719,240
Air Liquide/Prime de Fidelite	22,880	3,400,044
Alcatel-Lucent (ADR)	758,100	5,549,292
Alstom	73,000	15,490,077
BNP Paribas	24,700	2,651,222
Bureau Veritas S.A.	12,900	761,497
Carbone Lorraine	13,200	908,226
CNP Assurances	27,100	3,508,632
Gaz de France S.A.	106,700	6,204,015
Lagardere S.C.A.	33,400	2,486,805
Neuf Cegetel	70,000	3,519,866
Orpea (a) (b)	58,092	3,808,421
Pernod-Ricard S.A. (a)	6,640	1,527,045
Remy Cointreau S.A.	70,900	5,031,735
Renault S.A.	46,200	6,472,946
Sanofi-Aventis (ADR)	39,900	1,816,647
Société Générale	8,354	1,192,156
Sodexho Alliance S.A.	29,100	1,781,338
Total S.A.	39,600	3,281,557
Total S.A. (ADR)	149,500	12,348,700
Unibail-Rodamco (REIT)	8,200	1,782,299
Vivendi	98,753	4,493,296

		88,735,056

Germany—15.5%
Aareal Bank AG	86,754	3,972,496
Adidas AG	6,700	498,127
Allianz SE	100,929	21,556,037
Allianz SE (ADR)	100,000	2,125,000
Bayer AG	132,500	12,062,865
Bayerische Motoren Werke AG	51,100	3,150,841
Bilfinger Berger AG	51,000	3,864,090
Compugroup Holding AG	60,600	1,117,065
DAB Bank AG (a)	147,910	1,294,481
Daimler AG	45,800	4,429,773
Duetz AG (b)	13,400	134,452
E.ON AG	21,400	4,537,093
E.ON AG (ADR)	205,400	14,388,270
GFK AG	10,300	411,906
Heidelberger Druckmaschinen AG	100,500	3,344,581
Henkel KGaA	43,219	2,202,785
Hochtief AG	7,100	943,449
K&S AG	2,300	541,662
Linde AG	32,014	4,210,231
MAN AG	16,200	2,661,764
Merck KGaA	17,100	2,193,423
Müenchener Rüeckversicherungs AG	81,400	15,712,392
Patrizia Immobilien AG	55,100	416,056
RWE AG	66,900	9,360,869
SAP AG (ADR)	37,000	1,888,850
Siemens AG	45,900	7,195,216

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Julius Baer International Stock Portfolio (formerly FI International Stock Portfolio)

Schedule of Investments as of December 31, 2007

Common Stock—(Continued)

Security Description	Shares	Value*

Germany—(Continued)
Siemens AG (ADR)	95,400	$15,012,144
SolarWorld AG	12,200	731,170
Wacker Chemie AG	11,200	3,207,661

		143,164,749

Greece—0.6%
Hellenic Exchanges S.A. Holding Clearing Settlement & Registry	29,100	1,018,161
Public Power Corp. S.A.	94,000	4,925,790

		5,943,951

Hong Kong—0.8%
New World Development, Ltd.	685,000	2,412,669
Sun Hung Kai Properties, Ltd.	193,000	4,054,662
Wharf Holdings, Ltd.	264,000	1,362,382

		7,829,713

Ireland—0.1%
Smurfit Kappa Group, Plc.	74,500	1,211,289

Isle of Man—0.1%
Dawnay Day Treveria, Plc. (b)	516,800	610,271

Israel—0.4%
Mizrahi Tefahot Bank, Ltd.	469,600	3,644,342

Italy—2.8%
ASM S.p.A. (a)	328,400	2,383,250
Buzzi Unicem S.p.A.- RNC	79,500	1,439,719
Eni S.p.A.	182,600	6,643,546
FIAT S.p.A.	148,800	3,818,790
Finmeccanica S.p.A.	61,400	1,943,295
Fondiaria-Sai S.p.A	17,500	491,336
Milano Assicurazioni S.p.A.	54,800	426,000
Prysmian S.p.A. (b)	92,300	2,256,745
UniCredito Italiano S.p.A.	734,300	6,102,190

		25,504,871

Japan—24.0%
ABC-Mart, Inc.	58,100	1,270,770
Acom Co., Ltd.	3,640	73,949
Aeon Co., Ltd.	439,200	6,410,366
Aeon Mall Co., Ltd.	97,500	2,559,053
Aioi Insurance Co., Ltd.	172,000	809,223
Aoyama Trading Co., Ltd.	93,900	2,441,612
Arealink Co., Ltd. (a)	5,049	1,652,988
Asahi Glass Co., Ltd.	183,000	2,426,536
Asics Corp.	186,000	2,669,645
Bridgestone Corp.	116,400	2,049,902
Canon Finetech, Inc.	21,500	302,940
Canon, Inc.	200,600	9,164,658
Canon, Inc. (ADR)	135,500	6,209,965
Daiwa House Industry Co., Ltd.	219,000	2,816,954
Daiwa Securities Group, Inc.	1,220,000	11,239,720
DCM Japan Holdings Co., Ltd.	151,420	1,035,898

Security Description	Shares	Value*

Japan—(Continued)
Fuji Machine Manufacturing Co., Ltd.	112,700	$2,444,590
Fukuoka Financial Group, Inc.	585,000	3,488,848
Hokuhoku Financial Group, Inc.	817,900	2,348,875
Ibiden Co., Ltd.	49,600	3,425,645
Inpex Holdings, Inc.	478	5,141,305
Isetan Co., Ltd.	122,200	1,652,593
Kansai Paint Co. (a)	208,000	1,508,600
Konica Minolta Holdings, Inc.	227,500	4,003,855
Marubeni Corp.	325,000	2,282,531
Marui Group Co., Ltd.	227,000	2,244,317
Matsui Securities Co., Ltd.	631,800	4,979,208
Millea Holdings, Inc.	82,000	2,771,247
MISUMI Group, Inc.	79,100	1,382,477
Mitsubishi Corp.	215,200	5,861,326
Mitsubishi Estate Co., Ltd.	163,000	3,906,906
Mitsui & Co., Ltd.	317,000	6,724,886
Mitsui Fudosan Co., Ltd.	126,000	2,722,860
Monex Beans Holdings, Inc.	626	415,629
Murata Manufacturing Co., Ltd.	114,400	6,652,626
Namco Bandai Holdings, Inc.	132,000	2,090,301
NGK Insulators, Ltd.	57,000	1,537,825
Nidec Corp.	76,900	5,708,333
Nintendo Co., Ltd.	1,600	971,349
Nippon Chemi-Con Corp.	211,000	1,282,782
Nippon Electric Glass Co., Ltd.	440,300	7,150,659
Nomura Holdings, Inc.	465,400	7,779,221
Nomura Holdings, Inc. (ADR)	183,300	3,070,275
NSK, Ltd.	352,000	3,653,243
Okamura Corp. (a)	254,000	2,147,069
Okinawa Cellular Telephone Co.	362	794,701
OMC Card, Inc. (a)	658,600	2,261,734
ORIX Corp.	14,030	2,345,968
SBI E*Trade Securities Co., Ltd.	2,810	2,649,268
Sekisui House, Ltd.	248,000	2,685,978
Seven & I Holdings Co., Ltd.	45,300	1,317,227
SFCG Co., Ltd. (a)	21,670	2,994,800
SMC Corp.	24,500	2,915,670
Sompo Japan Insurance, Inc.	574,000	5,170,469
Sony Corp.	40,000	2,170,529
Sony Corp. (ADR)	18,700	1,015,410
Sony Financial Holdings, Inc.	68	258,425
Sumitomo Corp.	439,400	6,256,190
Sumitomo Electric Industries, Ltd.	278,000	4,427,890
Sumitomo Mitsui Financial Group, Inc.	72	535,713
Sumitomo Osaka Cement Co., Ltd.	932,000	1,788,891
Takeda Pharmaceutical Co., Ltd.	47,000	2,747,248
The Bank of Nagoya, Ltd.	355,000	2,147,457
The Chiba Bank, Ltd.	268,000	2,171,116
The Daiei, Inc.	206,800	1,103,512
The Juroku Bank, Ltd.	546,000	3,020,514
The Tokyo Tomin Bank, Ltd.	108,300	3,067,599
Tokai Carbon Co., Ltd.	533,000	4,763,916
Tokuyama Corp.	254,000	2,541,070
Toyota Motor Corp.	82,800	4,456,321
Yamada Denki Co., Ltd.	8,050	916,192
Yamaguchi Financial Group, Inc.	182,000	2,111,610

		221,118,978

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Julius Baer International Stock Portfolio (formerly FI International Stock Portfolio)

Schedule of Investments as of December 31, 2007

Common Stock—(Continued)

Security Description	Shares	Value*

Luxembourg—0.2%
ArcelorMittal	22,700	$1,755,845

Malaysia—0.7%
Digi.Com BHD	39,300	293,676
Gamuda BHD	2,577,200	3,726,646
Public Bank BHD	439,300	1,454,873
YTL Corp. BHD	362,600	863,803

		6,338,998

Netherlands—4.2%
Akzo Nobel NV	20,800	1,653,955
Heineken NV	152,900	9,833,021
Koninklijke Philips Electronics NV (ADR)	22,600	966,150
Reed Elsevier NV (ADR)	163,900	6,498,635
Royal KPN NV	304,800	5,504,331
Unilever NV	141,262	5,164,371
Unilever NV (USD)	251,200	9,158,752

		38,779,215

Norway—0.8%
Aker Kvaerner ASA	197,450	5,203,261
Hafslund ASA	58,300	1,664,834
Odfjell SE	4,950	64,759

		6,932,854

Singapore—0.1%
ASE Test, Ltd. (b)	50,900	722,271

South Korea—0.4%
Daewoo Shipbuliding & Marine Engineering Co., Ltd.	42,620	2,346,763
Kookmin Bank	19,170	1,409,088

		3,755,851

Spain—1.6%
Banco Santander S.A. (ADR)	52,300	1,126,542
Inditex S.A.	19,200	1,165,681
Telefonica S.A. (ADR)	129,300	12,618,387

		14,910,610

Sweden—0.8%
Scania AB	234,800	5,553,279
SSAB Svenskt Stal AB (Series A)	11,200	300,812
SSAB Svenskt Stal AB (Series B)	34,400	834,781
Telefonaktiebolaget LM Ericsson (ADR)	14,885	347,565

		7,036,437

Switzerland—7.8%
ABB, Ltd.	286,732	8,260,109
ABB, Ltd. (ADR)	109,200	3,144,960
Actelion, Ltd. (b)	42,492	1,934,742
Basilea Pharmaceuticals	13,240	2,560,927
Credit Suisse Group (ADR)	88,100	5,294,810
Julius Baer Holding AG	55,709	4,524,434

Security Description	Shares	Value*

Switzerland—(Continued)
Nestle S.A.	24,390	$11,166,461
Nestle S.A. (ADR)	61,900	7,087,550
Novartis AG (ADR)	40,500	2,199,555
Roche Holding AG	70,422	12,120,115
SGS S.A.	5,643	6,642,465
Sonova Holding AG	796	88,966
Swiss Life Holding	6,628	1,639,453
Swisscom AG	1,175	456,090
Zurich Financial Services AG	17,866	5,253,296

		72,373,933

Taiwan—2.0%
Advanced Semiconductor Engineering, Inc.	3,991,531	3,965,227
Hon Hai Precision Industry Co., Ltd.	321,000	1,982,872
Siliconware Precision Industries Co. (ADR)	339,971	3,022,342
Taiwan Mobile Co., Ltd.	2,108,000	2,813,856
Taiwan Semiconductor Manufacturing Co., Ltd.	1,802,864	3,428,817
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	153,663	1,530,484
Wistron Corp.	820,928	1,514,675

		18,258,273

United Kingdom—9.5%
Anglo American, Plc. (ADR)	101,798	3,091,605
BP, Plc.	379,200	4,623,477
BP, Plc. (ADR)	128,900	9,431,613
GlaxoSmithKline, Plc.	31,300	791,900
Intertek Group, Plc.	87,000	1,700,573
NETeller, Plc. (b) (c)	229,000	242,882
Punch Taverns, Plc.	11,000	166,006
Rentokil Initial, Plc.	1,080,300	2,572,247
Rio Tinto, Plc.	26,700	2,788,863
Rio Tinto, Plc. (ADR)	11,000	4,618,900
Royal Dutch Shell, Plc. (ADR) (A Shares)	172,800	14,549,760
Serco Group, Plc.	60,400	550,455
Tesco, Plc.	659,544	6,209,096
Unilever, Plc.	31,200	1,166,532
Unilever, Plc. (ADR)	86,820	3,248,805
Vodafone Group, Plc.	574,500	2,134,713
Vodafone Group, Plc. (ADR)	804,200	30,012,744

		87,900,171

United States—0.5%
Affiliated Computer Services, Inc. (Class A) (b)	22,000	992,200
Microsoft Corp.	97,000	3,453,200

		4,445,400

Total Common Stock (Identified Cost $793,266,193)		861,248,877

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Julius Baer International Stock Portfolio (formerly FI International Stock Portfolio)

Schedule of Investments as of December 31, 2007

Preferred Stock—0.2%

Security Description	Shares	Value*

Germany—0.2%
Fresenius SE	5,100	$422,806
Volkswagen AG	11,700	1,696,698

Total Preferred Stock (Identified Cost $2,228,155)		2,119,504

Warrants—0.0%

Canada—0.0%
WesternZagros Resources, Ltd.	2,130	323

Total Warrants (Identified Cost $1,650)		323

Short Term Investments—7.2%
Security Description	Shares/ Face Amount	Value*

United States—7.2%
State Street Navigator Securities Lending Prime Portfolio (d)	13,646,564	13,646,564
State Street Corp. Repurchase Agreement dated 12/31/07 at 1.20% to be repurchased at $53,182,545 on 1/02/08, collateralized by $44,905,000 U.S. Treasury Bond 6.25% due 8/15/23 with a value of $54,777,095.	$53,179,000	53,179,000

Total Short Term Investments (Identified Cost $66,825,564)		66,825,564

Total Investments—100.8% (Identified Cost $862,321,562) (e)		930,194,268
Liabilities in excess of other assets		(7,573,643)

Total Net Assets—100%		$922,620,625

(a)	A portion or all of the security was held on loan. As of December 31, 2007, the market value of securities loaned was $13,057,082 and the collateral received consisted of cash in the amount of $13,646,564 and non cash collateral with a value of $109,500. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian.
(b)	Non-Income Producing.
(c)	Security was valued in good faith under procedures established by the Board of Directors.
(d)	Represents investment of cash collateral received from securities lending transactions.
(e)	The aggregate cost of investments for federal income tax purposes as of December 31, 2007 was $864,428,005 and the composition of unrealized appreciation and depreciation of investment securities was $110,247,696 and $(44,481,433), respectively.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(GBP)—	British Pound
(REIT)—	A Real Estate Investment Trust is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interest.
(HKD)—	Hong Kong Dollar
(NOK)—	Norwegian Krone
(USD)—	United States Dollar

Ten Largest Industries as of December 31, 2007	Percentage of Total Net Assets
Oil, Gas & Consumable Fuels	8.7%
Insurance	6.6%
Commercial Banks	4.6%
Capital Markets	4.5%
Food Products	4.0%
Wireless Telecommunication Services	3.9%
Chemicals	3.8%
Electrical Equipment	3.7%
Metals & Mining	3.5%
Machinery	3.3%

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Julius Baer International Stock Portfolio (formerly FI International Stock Portfolio)

Statement of Assets & Liabilities

December 31, 2007

Assets
Investments at value (a) (c)		$930,194,268
Cash		153
Foreign cash at value (b)		4,880,753
Receivable for:
Securities sold		1,408,164
Fund shares sold		689,169
Accrued interest and dividends		862,689
Foreign taxes		48,497

Total Assets		938,083,693
Liabilities
Payable for:
Fund shares redeemed	$964,270
Withholding taxes	32,077
Collateral for securities loaned	13,646,564
Accrued expenses:
Management fees	651,693
Service and distribution fees	34,394
Other expenses	134,070

Total Liabilities		15,463,068

Net Assets		$922,620,625

Net assets consists of:
Capital paid in		$739,356,218
Undistributed net investment income		23,850,095
Accumulated net realized gains		91,513,106
Unrealized appreciation on investments and foreign currency		67,901,206

Net Assets		$922,620,625

Computation of offering price:
Class A
Net asset value and redemption price per share ($732,642,534 divided by 45,682,023 shares outstanding)		$16.04

Class B
Net asset value and redemption price per share ($119,072,768 divided by 7,522,697 shares outstanding)		$15.83

Class E
Net asset value and redemption price per share ($70,905,323 divided by 4,462,328 shares outstanding)		$15.89

(a) Identified cost of investments		$862,321,562

(b) Identified cost of foreign cash		$4,858,701

(c)	Includes cash collateral for securities loaned of $13,646,564.

Statement of Operations

For the Year Ended December 31, 2007

Investment Income
Dividends		$15,828,802	(a)
Interest		1,454,680	(b)

		17,283,482
Expenses
Management fees	$6,758,154
Service and distribution fees—Class B	266,756
Service and distribution fees—Class E	109,151
Directors’ fees and expenses	23,669
Custodian	618,067
Audit and tax services	36,238
Legal	9,350
Printing	241,088
Insurance	8,042
Miscellaneous	15,981

Total expenses	8,086,496
Expense reductions	(306,575)	7,779,921

Net Investment Income		9,503,561

Realized and Unrealized Gain (Loss)
Realized gain on:
Investments—net	95,381,567
Foreign currency transactions—net	15,570,508	110,952,075

Change in unrealized appreciation (depreciation) on:
Investments—net	(46,144,830)
Foreign currency transactions—net	24,100	(46,120,730)

Net gain		64,831,345

Net Increase in Net Assets From Operations		$74,334,906

(a)	Net of foreign taxes of $2,053,480.
(b)	Includes net income on securities loaned of $878,938.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Julius Baer International Stock Portfolio (formerly FI International Stock Portfolio)

Statements of Changes in Net Assets

	Year ended December 31, 2007	Year ended December 31, 2006
From Operations
Net investment income	$9,503,561	$5,940,516
Net realized gain	110,952,075	71,414,751
Unrealized appreciation (depreciation)	(46,120,730)	16,788,953

Increase in net assets from operations	74,334,906	94,144,220

From Distributions to Shareholders
Net investment income
Class A	(6,573,819)	(6,634,593)
Class B	(868,894)	(880,784)
Class E	(684,687)	(943,442)

	(8,127,400)	(8,458,819)

Net realized gain
Class A	(31,935,315)	0
Class B	(5,344,633)	0
Class E	(3,801,346)	0

	(41,081,294)	0

Total distributions	(49,208,694)	(8,458,819)

Increase in net assets from capital share transactions	181,504,573	95,883,990

Total increase in net assets	206,630,785	181,569,391

Net Assets
Beginning of the period	715,989,840	534,420,449

End of the period	$922,620,625	$715,989,840

Undistributed Net Investment Income
End of the period	$23,850,095	$4,751,665

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2007		Year ended December 31, 2006
	Shares	$	Shares	$
Class A
Sales	16,846,288	$270,473,730	11,895,720	$172,359,417
Reinvestments	2,445,024	38,509,134	442,306	6,634,593
Redemptions	(8,950,622)	(142,801,144)	(7,656,172)	(110,636,037)

Net increase	10,340,690	$166,181,720	4,681,854	$68,357,973

Class B
Sales	2,842,370	$44,791,023	4,286,221	$60,756,388
Reinvestments	399,070	6,213,527	59,352	880,784
Redemptions	(1,958,960)	(30,811,895)	(2,197,215)	(31,185,457)

Net increase	1,282,480	$20,192,655	2,148,358	$30,451,715

Class E
Sales	557,684	$8,839,481	982,019	$14,002,927
Reinvestments	287,198	4,486,033	63,403	943,442
Redemptions	(1,148,836)	(18,195,316)	(1,257,831)	(17,872,067)

Net decrease	(303,954)	$(4,869,802)	(212,409)	$(2,925,698)

Increase derived from capital share transactions		$181,504,573		$95,883,990

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Julius Baer International Stock Portfolio (formerly FI International Stock Portfolio)

Financial Highlights

	Class A
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$15.49	$13.48	$11.50	$9.86	$7.76

Income From Investment Operations
Net investment income	0.20 (a)	0.13	0.14	0.10	0.11
Net realized and unrealized gain on investments	1.38	2.09	1.92	1.68	2.05

Total from investment operations	1.58	2.22	2.06	1.78	2.16

Less Distributions
Distributions from net investment income	(0.17)	(0.21)	(0.08)	(0.14)	(0.06)
Distributions from net realized capital gains	(0.86)	0.00	0.00	0.00	0.00

Total distributions	(1.03)	(0.21)	(0.08)	(0.14)	(0.06)

Net Asset Value, End of Period	$16.04	$15.49	$13.48	$11.50	$9.86

Total Return (%)	10.3	16.5	18.0	18.2	28.0
Ratio of operating expenses to average net assets before expense reductions (%)	0.96	1.05	1.06	1.08	1.13
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.92	1.00	1.01	1.06	1.11
Ratio of net investment income to average net assets (%)	1.22	1.00	1.23	0.85	1.21
Portfolio turnover rate (%)	100	86	69	90	148
Net assets, end of period (000)	$732,643	$547,335	$413,322	$344,340	$318,996

	Class B
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$15.30	$13.33	$11.38	$9.76	$7.69

Income From Investment Operations
Net investment income	0.15 (a)	0.12	0.12	0.07	0.03
Net realized and unrealized gain on investments	1.37	2.03	1.88	1.67	2.09

Total from investment operations	1.52	2.15	2.00	1.74	2.12

Less Distributions
Distributions from net investment income	(0.13)	(0.18)	(0.05)	(0.12)	(0.05)
Distributions from net realized capital gains	(0.86)	0.00	0.00	0.00	0.00

Total distributions	(0.99)	(0.18)	(0.05)	(0.12)	(0.05)

Net Asset Value, End of Period	$15.83	$15.30	$13.33	$11.38	$9.76

Total Return (%)	10.1	16.2	17.6	18.0	27.8
Ratio of operating expenses to average net assets before expense reductions (%)	1.21	1.30	1.31	1.33	1.38
Ratio of operating expenses to average net assets after expense reductions (%) (b)	1.17	1.25	1.26	1.31	1.36
Ratio of net investment income (loss) to average net assets (%)	0.96	0.72	0.89	0.56	(0.04)
Portfolio turnover rate (%)	100	86	69	90	148
Net assets, end of period (000)	$119,073	$95,473	$54,530	$24,612	$14,859

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

Julius Baer International Stock Portfolio (formerly FI International Stock Portfolio)

Financial Highlights

	Class E
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$15.35	$13.37	$11.41	$9.79	$7.71

Income From Investment Operations
Net investment income	0.18 (a)	0.12	0.13	0.07	0.08
Net realized and unrealized gain on investments	1.37	2.05	1.89	1.68	2.05

Total from investment operations	1.55	2.17	2.02	1.75	2.13

Less Distributions
Distributions from net investment income	(0.15)	(0.19)	(0.06)	(0.13)	(0.05)
Distributions from net realized capital gains	(0.86)	0.00	0.00	0.00	0.00

Total distributions	(1.01)	(0.19)	(0.06)	(0.13)	(0.05)

Net Asset Value, End of Period	$15.89	$15.35	$13.37	$11.41	$9.79

Total Return (%)	10.2	16.3	17.8	18.0	27.9
Ratio of operating expenses to average net assets before expense reductions (%)	1.11	1.20	1.21	1.23	1.28
Ratio of operating expenses to average net assets after expense reductions (%) (b)	1.07	1.15	1.16	1.21	1.26
Ratio of net investment income to average net assets (%)	1.10	0.89	1.08	0.70	0.93
Portfolio turnover rate (%)	100	86	69	90	148
Net assets, end of period (000)	$70,905	$73,182	$66,569	$58,712	$47,619

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

Julius Baer International Stock Portfolio (formerly FI International Stock Portfolio)

Notes to Financial Statements—December 31, 2007

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The Julius Baer International Stock Portfolio (formerly FI International Stock) (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

MSF-13

Metropolitan Series Fund, Inc.

Julius Baer International Stock Portfolio (formerly FI International Stock Portfolio)

Notes to Financial Statements—December 31, 2007—(Continued)

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated day-to-day responsibility for valuing Portfolio assets to MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”) who values such assets as described above and operates under procedures approved by the Board.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

MSF-14

Metropolitan Series Fund, Inc.

Julius Baer International Stock Portfolio (formerly FI International Stock Portfolio)

Notes to Financial Statements—December 31, 2007—(Continued)

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Options:

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Fund Concentration:

The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange

MSF-15

Metropolitan Series Fund, Inc.

Julius Baer International Stock Portfolio (formerly FI International Stock Portfolio)

Notes to Financial Statements—December 31, 2007—(Continued)

restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

As of December 31, 2007, the Portfolio had no capital loss carryovers.

The tax character of distributions paid for the periods ended December 31, 2007 and 2006 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2007	2006	2007	2006	2007	2006	2007	2006
$8,127,400	$8,458,819	$41,081,294	$—	$—	$—	$49,208,694	$8,458,819

As of December 31, 2007, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation	Loss Carryforwards	Total
$43,129,517	$74,341,988	$65,792,902	$—	$183,264,407

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

Expense Reductions:

Certain Portfolio trades are directed to brokers who paid a portion of the Portfolio’s expenses. Amounts paid for the Portfolio are shown as expense reductions in the Statement of Operations.

3.	INVESTMENT TRANSACTIONS:

For the year ended December 31, 2007, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$0	$895,123,092	$0	$782,836,242

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2007	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
$6,758,154	0.860%	Of the first $500 million
	0.800%	Of the next $500 million
	0.750%	On amounts in excess of $1 billion

MSF-16

Metropolitan Series Fund, Inc.

Julius Baer International Stock Portfolio (formerly FI International Stock Portfolio)

Notes to Financial Statements—December 31, 2007—(Continued)

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Fidelity Research & Management Company (“Fidelity”) was compensated by MetLife Advisers to provide subadvisory services for the Portfolio in 2007.

Service and Distribution Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing, the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the year ended December 31, 2007 are shown as Service and Distribution fees in the Statement of Operations.

5.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolios’ behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Portfolio receives 80% of the annual net income from securities lending transactions, which is included in interest income of the Portfolio. The remaining 20% is paid to the custodian as compensation for its securities lending services. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. Any outstanding loans by the Portfolio at December 31, 2007 are footnoted in the Schedule of Investments.

6.	REGULATORY MATTERS:

As previously reported, in May 2004, General American received a Wells Notice stating that the SEC staff was considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws against General American with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through General American. General American responded to the SEC staff and cooperated with the investigation. On August 9, 2007, the SEC announced that it had settled an enforcement action regarding late trading against General American with, among other things, General American agreeing to pay a civil penalty and to comply with certain undertakings. General American consented to the SEC’s order without admitting or denying the findings. MetLife Advisers has also advised the Fund’s Board of Directors that, while certain exceptions to the Fund’s policies have been noted, no situations have been identified that would have a material impact on the financial position of the Fund.

7.	SUBSEQUENT EVENTS:

On November 15, 2007, the Board of Directors of the Fund approved a new Subadvisory Agreement (the “Agreement”) with respect to the Portfolio between MetLife Advisers and Julius Baer. The Agreement is not subject to shareholder approval and became effective January 7, 2008. The Advisory Agreement between the Fund, with respect to the Portfolio, and MetLife Advisers will remain in effect and fees payable thereunder to MetLife Advisers will not change. Under the Agreement, Julius Baer became subadviser to the Portfolio, succeeding Fidelity, and is responsible for the day-to-day management of the Portfolio’s investment operations under the oversight of MetLife Advisers and the Board. The name of the FI International Stock Portfolio changed to the “Julius Baer International Stock Portfolio” at the time the Agreement became effective.

MSF-17

Metropolitan Series Fund, Inc.

Julius Baer International Stock Portfolio (formerly FI International Stock Portfolio)

Notes to Financial Statements—December 31, 2007—(Continued)

8.	RECENT ACCOUNTING PRONOUNCEMENTS:

Effective June 29, 2007, the Fund implemented Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109” (“FIN 48”). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Fund, and has determined that the adoption of FIN 48 does not have a material impact on the Fund’s financial statements. The Fund files U.S. tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s tax returns remains open for the years ended December 31, 2004 through December 31, 2006.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

MSF-18

Metropolitan Series Fund, Inc.

Julius Baer International Stock Portfolio (formerly FI International Stock Portfolio)

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of the Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Julius Baer International Stock Portfolio (formerly FI International Stock Portfolio), one of the portfolios constituting the Metropolitan Series Fund, Inc. (the “Fund”) as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Julius Baer International Stock Portfolio (formerly FI International Stock Portfolio) of the Metropolitan Series Fund, Inc. as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 21, 2008

MSF-19

Metropolitan Series Fund, Inc.

Directors and Officers

The Fund’s Directors review actions of the Fund’s investment adviser and subadvisers, and decide upon matters of general policy. The Fund’s officers supervise the daily business operations of the Fund. The Board of Directors and the Fund’s officers are listed below. Each Director is responsible for overseeing all 36 Portfolios of the Fund. There is no limit to the term a Director may serve. Directors serve until their resignation, retirement or removal in accordance with the Fund’s organizational documents and policies adopted by the Board from time to time. Officers hold office at the pleasure of the Board or until the election or appointment and the qualification of a successor. The address of the directors and officers is c/o Metropolitan Series Fund, Inc., 501 Boylston Street, Boston, MA 02116.

Interested Directors(1)

Each Director below is an “interested person” (as defined by the 1940 Act) with respect to the Fund in that Ms. Forget is an employee of MetLife and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Elizabeth M. Forget Age: 41	Director, Chairman of the Board, President and Chief Executive Officer	2006	Senior Vice President (since 2007), MetLife, Inc.; President, Met Investors Advisory, LLC (“MIA”); Trustee and President, Met Investors Series Trust (“MIST”); Executive Vice President, MetLife Investors Group, Inc.; President (since 2006), MetLife Advisers.	81

Arthur G. Typermass Age: 70	Director	1998	Formerly, Senior Vice President and Treasurer, MetLife.	37

Non-Interested Directors(1)

Each Director below is not an “interested person” (as defined by the 1940 Act) with respect to the Fund (collectively, the “Independent Directors”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† Age: 70	Director	1985	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	37

Linda B. Strumpf Age: 60	Director	2000	Vice President and Chief Investment Officer, Ford Foundation.	37

Michael S. Scott Morton† Age: 70	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, MIT.	37

H. Jesse Arnelle Age: 74	Director	2001	Formerly, Counsel, Womble Carlyle Sandrie & Rice; Director, Textron Inc. (global multi-industry company)*; formerly, Director, Gannet Co. Inc. (diversified news and information company)*; formerly, Director, Eastman Chemical Company (global chemical company)*; formerly, Director, Waste Management, Inc.*; formerly, Director, Armstrong Holdings Inc. (parent company of floor and ceiling products business)*; formerly, Director, FPL Group Inc. (public utility holding company)*; Director, URS Corporation (engineering design services firm)*.	37

Nancy Hawthorne Age: 56	Director	2003	Director, Avid Technologies (computer software company)*; formerly, Chairman of the Board of Avid Technologies; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Chief Executive Officer, Clerestory LLC (corporate financial advisor); formerly, Trustee, New England Zenith Fund (“Zenith Fund”)**; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company )*.	37

MSF-20

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
John T. Ludes Age: 71	Director	2003	President, LFP Properties (consulting firm); Formerly, Trustee, Zenith Fund**; formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	37

Officers(1)

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey P. Halperin	40	Chief Compliance Officer	2006	Vice President (since 2006), Corporate Ethics and Compliance Department, MetLife, Inc.; Chief Compliance Officer (since 2006), MetLife Advisers, MIA and MIST.

John F. Guthrie, Jr.	64	Senior Vice President	2002	Manager and Senior Vice President, MetLife Advisers; Vice President, MetLife; Vice President (since 2003), MetLife Group, Inc.; Vice President, NELICO; Vice President (since 2005), MIA; formerly, Senior Vice President, Zenith Fund**.

Alan C. Leland	55	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Treasurer (since 2005), Met Investors Advisory, LLC; Vice President (since 2004), MIA; Vice President (since 2003), MetLife Group, Inc.; Vice President, MetLife; Senior Vice President, NELICO

Peter Duffy	52	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers (since 1998); Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife Group, Inc.; formerly, Vice President and Treasurer, Zenith Fund**.

Thomas M. Lenz	49	Vice President and Secretary	2002	General Counsel and Secretary, MetLife Advisers; Assistant General Counsel, MetLife; formerly, Vice President and Secretary, Zenith Fund**.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
**	The Zenith Fund deregistered with the Securities and Exchange Commission (“SEC”) in 2004.
(†)	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the “State Street Research Funds”).
(1)	Each Director of the Fund also serves as trustee of Metropolitan Series Fund II (“Met Series Fund II”), a registered investment company advised by MetLife Advisers. Each officer of the Fund serves in the same position with Met Series Fund II, which consists of one portfolio.
(2)	Previous positions during the past five years with the Fund, MIST, MetLife, MetLife Advisers, MIA, Zenith Fund, NELICO or New England Securities Corporation are omitted if not materially different.
(3)	The Fund Complex includes the Fund (36 portfolios), Met Series Fund II (1 portfolio) and MIST (44 portfolios)

MSF-21

Metropolitan Series Fund, Inc.

Julius Baer International Stock Portfolio (formerly FI International Stock Portfolio)

Board Approval of Advisory and Subadvisory Agreements

The Fund’s Contract Review Committees of the Board of Directors (the “Board”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (collectively, the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals at the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers, the Fund’s investment adviser, and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through the subadvisers’ responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies and the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (viii) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (ix) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (x) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xi) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee on September 12, 2007, the Board, at its November 15, 2007 meeting, approved the continuation through December 31, 2008 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio of the Fund other than the Julius Baer International Stock Portfolio (formerly known as the FI International Stock Portfolio). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the establishment of the investment strategies of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of Subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of

MSF-22

Metropolitan Series Fund, Inc.

Julius Baer International Stock Portfolio (formerly FI International Stock Portfolio)

Board Approval of Advisory and Subadvisory Agreements—(Continued)

the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ recommendations regarding reductions in Fee rates, implementation of Fee breakpoints and institution of Fee waivers and expense caps.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and their affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

MSF-23

Metropolitan Series Fund, Inc.

Julius Baer International Stock Portfolio (formerly FI International Stock Portfolio)

Board Approval of Advisory and Subadvisory Agreements—(Continued)

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution, brokerage and transfer agency services to the Portfolios, and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2008.

Certain Matters Relating to Julius Baer International Stock Portfolio (formerly known as the FI International Stock Portfolio) (the “International Stock Portfolio”). At the November 15, 2007 Board meeting, the Board approved a change of subadviser for the International Stock Portfolio from Fidelity Management & Research Company (“FMR”) to Julius Baer Investment Management LLC (“Julius Baer”).

In making the determination to approve the change in subadviser for the International Stock Portfolio, the Board carefully considered those factors described above with respect to the continuation of the Continued Agreements, as relevant to both the existing Subadvisory Agreement with FMR and the proposed Subadvisory Agreement with Julius Baer. In addition to these factors, the Board also considered as relevant:

•	the experience, investment style and investment performance history of Julius Baer as portfolio manager;

•	that the form of the proposed Subadvisory Agreement with Julius Baer was substantially similar to the International Stock Portfolio’s existing Subadvisory Agreement with FMR;

•

that the subadvisory fee schedule for Julius Baer set forth in the proposed Subadvisory Agreement was lower than the fee schedule in the existing Subadvisory Agreement and that MetLife Advisers had agreed to reduce its advisory fee, through a contractual fee waiver, by an amount corresponding to such savings;

•	the expected transition costs of the change of subadviser; and

•

that the preferred date of the change of subadviser was January 7, 2008 and the desirability, in order to facilitate an orderly transition of subadvising functions, of extending the existing Subadvisory Agreement with FMR from its scheduled expiration date of December 31, 2007 until January 7, 2008.

Following such consideration, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, unanimously voted to approve the continuation of the existing Subadvisory Agreement relating to the International Stock Portfolio through January 7, 2008 and to approve the proposed Subadvisory Agreement relating to such Portfolio with Julius Baer, effective January 7, 2008 through January 6, 2010.

MSF-24

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2007 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-25

Metropolitan Series Fund, Inc. Lehman Brothers Aggregate Bond Index Portfolio Annual Report	December 31, 2007

Letter from the President

February 1, 2008

Letter to Policy Holders:

2007 was a tumultuous year in the financial markets driven by concerns in the credit markets surrounding sub-prime mortgages and fears of recession in the U.S. Economy. The broad markets were mixed, with the Dow Jones Industrial Average up 8.9% and the MSCI EAFE Index, which measures the performance of international equities, up 11.2% for the year, while the Russell 2000 Index, which measures the performance of small capitalization stocks, was down 1.6%.

In the fixed income markets, credit spreads increased as a result of the pressure from sub-prime mortgage crisis and the Federal Reserve lowered interest rates by a total of 1% during the year. The Lehman Brothers Aggregate Bond Index posted a 7.0% return for the year.

On the following pages, you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth Forget

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Managed by MetLife Investment Advisors Company, LLC

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the year ended December 31, 2007, the Class A shares of the Lehman Brothers Aggregate Bond Index Portfolio1 returned 6.9%, compared to its benchmark, the Lehman Brothers Aggregate Bond Index1, which returned 7.0% over the same period.

PORTFOLIO REVIEW

The 2007 fixed income markets were overwhelmed with the subprime mortgage contagion, a weakening housing market, the liquidity crisis, Federal Reserve (Fed) actions, oil price volatility, and a deteriorating U.S. Dollar. News about problems within the subprime mortgage market dominated the headlines during the year. Investors struggled with the ramifications of borrower defaults, lender bankruptcies, and subprime-induced losses in the Credit sector. The fragile housing market yielded sluggish home appreciation, an oversupply of houses for sale, and an increase in foreclosures for borrowers with weak credit. By August, the subprime meltdown triggered a liquidity crisis, as news emerged that some Asset-Backed Commercial Paper (ABCP) and Structured Investment Vehicles (SIVs) were backed by subprime loans. These short-term investment products were previously perceived as high quality, money market vehicles. After questions regarding the value, quality and perceived risk of the underlying assets emerged, investors shunned the short-term investments and instead sought the safety of Agency Discount Notes. The Fed responded to the crisis by easing rates and providing liquidity. The Fed decreased the Fed Funds rate, lowered the discount rate, encouraged member banks to borrow at the discount window, and injected money into the banking system by buying repurchase agreements (repos).

The Fed cut the Fed Funds interest rate three times during the year for a total of 1.00%. By year-end, the Fed Funds rate was 4.25%, and interest rates were down an average of 1.25% along the yield curve. The yield curve steepened significantly, with the 2-year Treasury closing at 3.05% (down from 4.81% on 12/31/2006) and the 30-year Treasury closing at 4.45% (down from 4.81% on 12/31/2006).

Oil prices closed 2007 at $95.98 a barrel (versus $61.05 on 12/31/06), after hitting a high of $98.18 during the year. Middle Eastern and African tensions, supply disruptions, and increased demand contributed to crude oil price volatility over the period. The U.S. dollar endured a volatile year, falling to record lows against the Euro for the first time since that currency debuted in 1999 and the Canadian dollar by the greatest amount since Canada allowed its currency to float in 1950.

All spread sectors posted negative excess returns, indicating underperformance versus comparable duration Treasuries, and all experienced significant spread widening over the period. Excess returns for the sectors were: -0.72% for Government-Related, -1.78% for Mortgage-Backed Securities (MBS), -4.35% for Commercial Mortgage-Backed Securities (CMBS), -5.23% for Corporate and -6.34% for Asset-Backed Securities (ABS). While both the Government-Related and MBS sectors posted negative excess returns, they were the strongest relative performers for the year and were buoyed by the flight to quality that dominated the fixed income markets.

The Corporate sector was severely impacted by questionable transparency from subprime-related losses within the Financial Institutions subsector, the deteriorating housing picture (including the below investment grade rating cuts of several Home Construction companies), and increased supply. The Financial Institutions subsector had the weakest relative performance for the period on both total and excess return bases.

The ABS sector suffered from ongoing subprime concerns and weakness in the housing market. All ABS subsectors posted negative excess returns for the year, with the Home Equity subsector experiencing the most significant devastation of all subsectors. Home Equity posted -17.07% and -8.25% excess and total returns, respectively, for the 12-month period. The CMBS sector was plagued by lingering subprime-related fears as investors expressed concern that the contagion would spread to the broader securitized sectors.

* The views expressed above are those of the subadvisory firm as of December 31, 2007 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

1 Lehman Brothers® Aggregate Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC.

MSF-2

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

A $10,000 INVESTMENT COMPARED TO

THE LEHMAN BROTHERS AGGREGATE BOND INDEX

Average Annual Returns as of December 31, 2007

	Lehman Brothers Aggregate Bond Index Portfolio			Lehman Brothers Aggregate Bond Index
	Class A	Class B	Class E
1 Year	6.9%	6.7%	6.7%	7.0%
5 Year	4.2	3.9	4.0	4.4
Since Inception	5.4	5.1	5.2	5.8

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 11/9/98, 1/2/01 and 5/1/01, respectively. Index since inception return is based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of December 31, 2007

Top Holdings

% of Total Net Assets
Federal National Mortgage Association	22.0%
Federal Home Loan Mortgage Corp.	17.3%
U.S. Treasury Notes	16.7%
U.S. Treasury Bonds	5.8%
Federal Home Loan Bank	4.3%
Government National Mortgage Association	4.1%
Citigroup Commercial Mortgage Trust	1.6%
Wachovia Bank Commercial Mortgage Trust	1.0%
General Electric Capital Corp.	0.7%
JPMorgan Chase Commercial Mortgage Securities Corp.	0.6%

Top Sectors

% of Total Market Value
Mortgage-Backed	37.8%
U.S. Treasury	22.8%
Government Related	13.2%
Industrials	9.5%
Financials	8.0%
Commercial Mortgage-Backed	5.7%
Utilities	2.2%
Asset Backed	0.7%
Cash/Other	0.1%

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2007 through December 31, 2007.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period* July 1, 2007 to December 31, 2007
Lehman Brothers Aggregate Bond Index—Class A(a)	Actual	0.29%	$1,000.00	$1,059.90	$1.51
	Hypothetical	0.29%	$1,000.00	$1,023.73	$1.48

Lehman Brothers Aggregate Bond Index—Class B(a)	Actual	0.54%	$1,000.00	$1,058.80	$2.80
	Hypothetical	0.54%	$1,000.00	$1,022.45	$2.75

Lehman Brothers Aggregate Bond Index—Class E(a)	Actual	0.44%	$1,000.00	$1,059.20	$2.28
	Hypothetical	0.44%	$1,000.00	$1,022.96	$2.24

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 4 to the Financial Statements.

MSF-4

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2007

Fixed Income—99.0% of Total Net Assets

Security Description	Face Amount	Value*

Aerospace & Defense—0.2%
Lockheed Martin Corp. 7.375%, 04/15/13	$900,000	$991,068
8.200%, 12/01/09 (a)	700,000	747,992
The Boeing Co. 7.250%, 06/15/25	460,000	539,272
United Technologies Corp. 7.500%, 09/15/29	200,000	237,145

		2,515,477

Airlines—0.1%
Southwest Airlines Co. 6.500%, 03/01/12	750,000	787,611

Asset Backed—0.8%
BMW Vehicle Owner Trust 4.280%, 02/25/10	2,700,000	2,694,778
Capital One Multi-Asset Execution Trust 4.850%, 11/15/13	3,000,000	3,019,140
CenterPoint Energy Transition Bond Co., LLC 5.160%, 09/15/11	496,037	497,714
Centex Home Equity Loan Trust 3.750%, 12/25/31	75,223	74,476
Chase Funding Mortgage Loan 3.303%, 11/25/29	115,714	114,197
4.585%, 05/25/15	1,851,303	1,750,536
Detroit Edison Co. 6.190%, 03/01/13	435,000	448,511
MBNA Credit Card Master Trust 4.200%, 09/15/10	2,300,000	2,296,504

		10,895,856

Automobiles—0.2%
DaimlerChrysler North America Holdings Corp. 7.750%, 01/18/11	2,600,000	2,769,836
8.000%, 06/15/10 (a)	350,000	372,088

		3,141,924

Beverages—0.2%
Anheuser Busch Cos., Inc. 5.000%, 01/15/15 (a)	1,950,000	1,923,507
Coca-Cola Enterprises, Inc. 6.950%, 11/15/26	300,000	331,464
Pepsi Bottling Group, Inc. 7.000%, 03/01/29	300,000	341,052

		2,596,023

Building Products—0.2%
Masco Corp. 6.125%, 10/03/16	2,950,000	2,909,567

Capital Markets—1.7%
Credit Suisse USA, Inc. 5.375%, 03/02/16 (a)	3,550,000	3,513,281

Security Description	Face Amount	Value*

Capital Markets—(Continued)
Donaldson Lufkin & Jenrette 6.500%, 06/01/08	$300,000	$301,571
JPMorgan Chase & Co. 5.125%, 09/15/14	850,000	830,726
6.750%, 02/01/11	250,000	262,381
Lehman Brothers Holdings, Inc. 3.600%, 03/13/09	2,250,000	2,206,566
Merrill Lynch & Co., Inc. 6.050%, 05/16/16	3,000,000	2,945,238
6.375%, 10/15/08	250,000	252,231
6.500%, 07/15/18	200,000	203,304
Morgan Stanley 4.750%, 04/01/14	1,515,000	1,424,678
7.250%, 04/01/32	3,850,000	4,168,631
Paine Webber Group, Inc. 6.550%, 04/15/08	340,000	340,926
The Bear Stearns Co., Inc. 5.700%, 11/15/14	900,000	854,181
The Goldman Sachs Group, Inc. 5.700%, 09/01/12 (a)	1,000,000	1,033,147
6.125%, 02/15/33 (a)	2,075,000	2,026,180
6.250%, 09/01/17 (a)	760,000	789,929
6.450%, 05/01/36	2,000,000	1,887,873
6.650%, 05/15/09 (a)	750,000	771,413

		23,812,256

Chemicals—0.1%
E. I. du Pont de Nemours & Co. 5.600%, 12/15/36	1,000,000	941,424
6.875%, 10/15/09	300,000	313,527

		1,254,951

Commercial Banks—2.8%
ABN-AMRO Bank NV (New York Branch) 7.125%, 10/15/93	500,000	522,981
7.750%, 05/15/23	230,000	254,989
Bank of America Corp. 4.750%, 08/15/13 (a)	1,000,000	976,108
5.125%, 11/15/14 (a)	1,000,000	982,475
5.420%, 03/15/17	900,000	870,630
5.750%, 08/15/16	2,850,000	2,853,079
7.400%, 01/15/11	300,000	320,537
7.800%, 02/15/10	150,000	159,662
Bank One Corp. 2.625%, 06/30/08	3,575,000	3,533,602
Bank One Texas 6.250%, 02/15/08	800,000	801,027
BB&T Corp. 5.200%, 12/23/15	4,100,000	3,898,661
Equitable Cos., Inc. 6.500%, 04/01/08	250,000	251,132
Fleet National Bank 5.750%, 01/15/09	500,000	506,383
HSBC Holdings, Plc. 5.250%, 12/12/12	5,050,000	5,072,742
7.500%, 07/15/09	2,200,000	2,292,807

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2007

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Commercial Banks—(Continued)
Kreditanstalt fuer Wiederaufbau 4.875%, 01/17/17	$2,900,000	$2,991,756
MBNA America National Bank 7.125%, 11/15/12	1,000,000	1,091,031
RBS Capital Trust II 6.425%, 12/29/49 (b)	1,375,000	1,241,274
Wachovia Bank, N.A. 4.800%, 11/01/14	3,100,000	2,938,156
4.875%, 02/01/15	3,000,000	2,843,390
Wachovia Corp. 5.750%, 06/15/17	700,000	693,306
Wells Fargo & Co. 5.000%, 11/15/14 (a)	2,000,000	1,939,632
5.125%, 09/01/12	500,000	501,609
Wells Fargo Bank, N.A. 4.750%, 02/09/15	3,065,000	2,934,112

		40,471,081

Commercial Mortgage-Backed Securities—5.5%
Bear Stearns Commercial Mortgage Securities, Inc. 5.540%, 09/11/41	3,000,000	3,045,780
5.610%, 11/15/33	500,000	509,329
6.480%, 02/15/35	500,000	519,743
7.080%, 06/15/09	763,393	777,393
7.780%, 02/15/32	200,000	207,885
Chase Commercial Mortgage Securities Corp. 6.390%, 11/18/30	220,097	221,471
Citigroup Commercial Mortgage Trust 4.860%, 05/15/43	3,600,000	3,536,314
5.225%, 07/15/44 (b)	2,000,000	2,015,087
5.322%, 12/11/49	7,000,000	6,979,332
5.356%, 04/15/40 (b)	1,000,000	1,023,182
5.362%, 01/15/46 (b)	4,000,000	4,046,459
5.723%, 03/15/49 (b)	3,800,000	3,928,922
Credit Suisse First Boston Mortgage 3.382%, 05/15/38	2,000,000	1,943,527
5.100%, 08/15/15	3,000,000	2,981,663
5.827%, 06/15/38 (b)	3,000,000	3,118,913
Credit Suisse Mortgage Capital Certificates 5.467%, 09/15/39	3,500,000	3,527,348
First Union Lehman Brothers Commercial Mortgage Trust 6.560%, 11/18/35	252,759	252,572
Greenwich Capital Commercial Funding Corp. 4.022%, 01/05/36	2,210,000	2,181,705
4.305%, 08/10/42	2,000,000	1,974,985
5.317%, 06/10/36 (b)	1,000,000	1,015,882
JPMorgan Chase Commercial Mortgage Securities Corp. 3.972%, 05/12/35	3,886,043	3,824,747
4.275%, 01/12/37	888,319	874,681
4.393%, 07/12/37	3,255,971	3,207,923
6.044%, 11/15/35	464,656	472,295

Security Description	Face Amount	Value*

Commercial Mortgage-Backed Securities—(Continued)
LB-UBS Commercial Mortgage Trust 4.254%, 07/15/27 (b)	$1,650,000	$1,619,570
4.367%, 03/15/36	3,000,000	2,898,511
6.462%, 03/15/31	500,000	523,667
6.653%, 11/15/27	2,000,000	2,091,908
Lehman Brothers Commercial Conduit Mortgage Trust 6.210%, 10/15/35	224,009	224,874
Morgan Stanley Capital I, Inc. 4.989%, 08/13/42	1,000,000	988,402
6.540%, 07/15/30	186,854	186,659
Morgan Stanley Dean Witter Capital I Trust 4.800%, 09/15/37	330,285	329,475
7.200%, 10/15/33	630,147	656,391
Salomon Brothers Commercial Mortgage Trust 5.045%, 03/18/36	500,000	502,794
6.428%, 12/18/35	1,000,000	1,034,794
Wachovia Bank Commercial Mortgage Trust 5.083%, 03/15/42 (b)	3,000,000	2,987,800
5.308%, 11/15/48	4,000,000	3,983,424
5.572%, 10/15/48	3,000,000	3,045,344
5.742%, 05/15/43	3,000,000	3,099,570
6.287%, 04/15/34	1,445,000	1,503,785

		77,864,106

Commercial Services & Supplies—0.1%
USA Waste Services, Inc. 7.000%, 07/15/28	1,265,000	1,334,288

Communications Equipment—0.1%
Motorola, Inc. 6.500%, 11/15/28 (a)	900,000	868,845
7.625%, 11/15/10	135,000	144,077

		1,012,922

Computers & Peripherals—0.2%
International Business Machines Corp. 4.750%, 11/29/12	1,000,000	1,006,706
7.500%, 06/15/13	1,000,000	1,104,866
8.375%, 11/01/19	425,000	531,778

		2,643,350

Consumer Finance—0.3%
American Express Co. 6.800%, 09/01/66	330,000	332,472
Household Finance Corp. 4.750%, 05/15/09	2,500,000	2,502,290
7.000%, 05/15/12	100,000	107,577
8.000%, 07/15/10	300,000	322,858
SLM Corp. 5.050%, 11/14/14	1,950,000	1,686,285

		4,951,482

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2007

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Diversified Financial Services—4.4%
American General Capital II 8.500%, 07/01/30 (a)	$250,000	$308,263
American General Finance Co. 5.375%, 10/01/12 (a)	6,500,000	6,257,058
5.400%, 12/01/15	1,340,000	1,220,181
Asian Development Bank 5.500%, 06/27/16	3,850,000	4,153,496
Associates Corp. North America 6.250%, 11/01/08	600,000	605,564
6.950%, 11/01/18	1,700,000	1,843,643
BellSouth Capital Funding Corp. 7.750%, 02/15/10	750,000	797,562
7.875%, 02/15/30	250,000	292,885
Citigroup, Inc. 3.500%, 02/01/08	500,000	499,357
5.500%, 08/27/12	840,000	857,367
5.850%, 08/02/16	500,000	507,284
6.200%, 03/15/09	750,000	763,621
7.250%, 10/01/10	250,000	264,414
Conoco Funding Co. 6.350%, 10/15/11	500,000	531,046
ConocoPhillips Canada Funding Co. 5.950%, 10/15/36	3,050,000	3,108,075
Deutsche Telekom International Finance BV 5.750%, 03/23/16 (a)	460,000	461,963
8.250%, 06/15/30 (b)	1,000,000	1,253,468
Devon Financing Corp., U.L.C. 6.875%, 09/30/11	1,900,000	2,030,535
Duke Capital 7.500%, 10/01/09	3,925,000	4,095,308
European Investment Bank 3.375%, 03/16/09	4,200,000	4,195,590
General Electric Capital Corp. 5.000%, 11/15/11	4,000,000	4,056,654
5.450%, 01/15/13	1,800,000	1,852,994
6.000%, 06/15/12	1,000,000	1,050,253
6.750%, 03/15/32	2,450,000	2,763,508
7.500%, 08/21/35	100,000	122,587
Heller Financial, Inc. 7.375%, 11/01/09	350,000	367,007
KFW International Finance, Inc. 3.375%, 01/23/08	2,475,000	2,472,970
8.000%, 02/15/10	1,000,000	1,086,363
Korea Development Bank 5.750%, 09/10/13 (a)	2,000,000	2,029,330
Mellon Funding Corp. 6.400%, 05/14/11	250,000	261,934
National Rural Utilities Cooperative Finance Corp. 8.000%, 03/01/32	300,000	360,184
Petrobras International Finance Co. 6.125%, 10/06/16	600,000	612,750
Sprint Capital Corp. 6.900%, 05/01/19	1,500,000	1,495,983
7.625%, 01/30/11	400,000	415,789
8.375%, 03/15/12	3,350,000	3,609,855

Security Description	Face Amount	Value*

Diversified Financial Services—(Continued)
SunTrust Capital VIII 6.100%, 12/15/36	$820,000	$688,213
Unilever Capital Corp. 7.125%, 11/01/10	300,000	322,553
Verizon Global Funding Corp. 7.750%, 12/01/30	2,390,000	2,812,883
Washington Mutual Bank/Henderson NV 5.500%, 01/15/13	1,690,000	1,478,750

		61,907,240

Diversified Telecommunication Services—0.6%
BellSouth Corp. 6.550%, 06/15/34	1,850,000	1,906,142
British Telecommunications, Plc. 9.125%, 12/15/30 (b)	1,000,000	1,328,092
SBC Communications, Inc. 5.875%, 02/01/12	2,400,000	2,468,109
Telefonica Europe BV 8.250%, 09/15/30	1,000,000	1,238,994
Verizon New England, Inc. 6.500%, 09/15/11	400,000	419,409
Verizon New York, Inc. 7.375%, 04/01/32	500,000	552,164

		7,912,910

Electric Utilities—0.9%
Consolidated Edison Co. of New York, Inc. 7.500%, 09/01/10	1,000,000	1,075,124
Duke Energy Co. 6.250%, 01/15/12	500,000	527,351
Exelon Corp. 4.900%, 06/15/15	2,060,000	1,939,113
5.625%, 06/15/35	1,500,000	1,348,341
Exelon Generation Co., LLC 6.950%, 06/15/11	300,000	313,079
Oncor Electric Delivery Co. 7.000%, 05/01/32	950,000	994,148
Progress Energy, Inc. 5.625%, 01/15/16	3,900,000	3,885,497
7.100%, 03/01/11	1,221,000	1,298,980
PSE&G Power, LLC 7.750%, 04/15/11	500,000	538,109
8.625%, 04/15/31	1,000,000	1,230,404

		13,150,146

Energy Equipment & Services—0.1%
Kinder Morgan Energy Partners, L.P. 6.750%, 03/15/11	750,000	782,830

Federal Agencies—47.8%
Federal Home Loan Bank 4.250%, 11/13/09	1,500,000	1,513,950
4.375%, 03/17/10 (a)	3,000,000	3,050,268
4.625%, 02/18/11	6,070,000	6,240,150
4.750%, 12/16/16	3,850,000	3,932,962

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2007

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Federal Agencies—(Continued)
Federal Home Loan Bank 5.000%, 09/18/09 (a)	$6,900,000	$7,059,485
5.000%, 10/13/11	1,000,000	1,038,869
5.000%, 08/01/35	3,266,198	3,189,250
5.000%, 09/01/35	4,226,269	4,126,702
5.250%, 06/18/14 (a)	9,500,000	10,103,351
5.375%, 07/17/09	5,850,000	6,003,658
5.375%, 05/18/16 (a)	2,900,000	3,103,594
5.500%, 12/01/35	6,443,300	6,432,929
6.500%, 09/01/36	4,864,973	5,002,408
Federal Home Loan Mortgage Corp. 4.000%, 12/15/09 (a)	2,000,000	2,017,676
4.000%, 06/01/19	1,913,826	1,843,300
4.250%, 07/15/09 (a)	8,630,000	8,713,396
4.401%, 02/01/36 (b)	2,686,250	2,656,719
4.500%, 01/15/15	3,000,000	3,052,454
4.500%, 09/01/18	2,618,908	2,582,688
4.500%, 10/01/18	3,862,514	3,809,094
4.500%, 04/01/19	5,824,878	5,735,282
4.500%, 06/01/19	3,230,015	3,180,332
4.500%, 08/01/19	887,583	873,931
4.500%, 10/01/35	5,508,645	5,210,089
4.500%, 11/01/35 (b)	2,638,197	2,490,951
4.650%, 10/10/13	2,570,000	2,535,012
4.750%, 03/05/12 (a)	12,000,000	12,391,198
5.000%, 06/11/09 (a)	7,000,000	7,132,189
5.000%, 05/01/18	7,088,353	7,116,247
5.000%, 12/01/18	1,495,184	1,501,068
5.000%, 06/01/19	2,611,788	2,619,259
5.000%, 03/01/27	2,874,697	2,833,626
5.000%, 10/01/33	3,679,842	3,597,137
5.000%, 03/01/34	1,828,803	1,786,862
5.000%, 08/01/35	4,214,015	4,114,737
5.000%, 10/01/35	3,250,279	3,173,705
5.000%, 01/01/36	6,721,306	6,562,959
5.125%, 10/18/16	4,000,000	4,196,608
5.130%, 08/01/36 (b)	2,746,551	2,746,742
5.131%, 01/01/36 (b)	4,532,009	4,560,127
5.165%, 09/01/35 (b)	4,607,811	4,634,088
5.300%, 05/12/20	710,000	701,949
5.375%, 08/19/11 (a)	5,800,000	6,119,835
5.451%, 01/01/37 (b)	11,043,508	11,186,736
5.474%, 02/01/37 (b)	1,631,403	1,634,509
5.500%, 11/01/17	1,060,876	1,078,372
5.500%, 05/01/29	1,151,110	1,150,148
5.500%, 06/01/34	3,894,875	3,891,617
5.500%, 10/01/35	4,000,638	3,994,198
5.500%, 01/01/36	12,123,715	12,104,200
5.500%, 07/01/37	6,910,259	6,895,993
5.500%, 10/01/37	17,000,000	16,964,736
5.625%, 11/23/35	1,040,000	1,028,526
5.660%, 02/01/37 (b)	7,025,124	7,107,018
6.000%, 04/01/16	68,391	70,038
6.000%, 05/01/17	898,086	919,895
6.000%, 11/01/28	92,377	94,332
6.000%, 12/01/28	61,397	62,696
6.000%, 02/01/29	151,060	154,075

Security Description	Face Amount	Value*

Federal Agencies—(Continued)
6.000%, 04/01/29	$46,125	$47,046
6.000%, 05/01/29	19,421	19,809
6.000%, 06/01/31	24,944	25,411
6.000%, 07/01/31	9,667	9,848
6.000%, 08/01/31	191,907	195,498
6.000%, 09/01/31	539,623	549,721
6.000%, 04/01/32	1,146,217	1,166,609
6.000%, 11/01/32	376,837	383,541
6.000%, 06/01/34	1,228,639	1,248,790
6.000%, 11/01/35	1,397,624	1,419,236
6.000%, 02/01/36	2,426,049	2,462,502
6.000%, 10/01/36	6,063,479	6,154,586
6.000%, 11/01/36	5,411,680	5,493,050
6.000%, 01/01/37	7,498,048	7,610,788
6.000%, 06/01/37	5,847,707	5,935,035
6.089%, 04/01/36	2,131,518	2,156,963
6.250%, 07/15/32 (a)	3,250,000	3,878,308
6.500%, 10/01/29	37,570	38,902
6.500%, 02/01/30	54,191	56,111
6.500%, 08/01/31	87,565	90,557
6.500%, 10/01/31	36,323	37,565
6.500%, 11/01/31	201,752	208,646
6.500%, 03/01/32	2,260,222	2,334,735
6.500%, 04/01/32	1,924,767	1,988,221
6.500%, 11/01/37	10,000,001	10,283,678
6.750%, 03/15/31 (a)	965,000	1,212,149
7.000%, 03/15/10 (a)	2,875,000	3,081,795
7.000%, 06/01/11	26,448	27,347
7.000%, 12/01/15	43,986	45,900
7.000%, 12/01/27	8,824	9,285
7.000%, 11/01/28	24,899	26,233
7.000%, 04/01/29	19,785	20,758
7.000%, 05/01/29	5,796	6,082
7.000%, 06/01/29	42,057	44,126
7.000%, 07/01/29	13,943	14,629
7.000%, 01/01/31	242,161	253,629
7.000%, 12/01/31	51,314	53,744
7.500%, 03/01/16	73,311	76,725
7.500%, 08/01/24	87,444	93,599
7.500%, 11/01/24	31,760	33,996
7.500%, 10/01/27	53,204	57,497
7.500%, 10/01/29	78,836	83,222
7.500%, 05/01/30	34,691	36,617
8.000%, 02/01/27	16,263	17,035
8.000%, 10/01/28	30,595	32,047
Federal National Mortgage Association 3.250%, 08/15/08	3,025,000	3,005,226
3.250%, 02/15/09 (a)	6,000,000	5,968,098
4.000%, 04/01/19	2,051,682	1,979,399
4.000%, 05/01/19	3,706,985	3,576,384
4.000%, 01/01/20	2,328,909	2,241,150
4.125%, 04/15/14 (a)	2,350,000	2,350,520
4.500%, 07/01/18	4,400,993	4,339,350
4.500%, 05/01/19	1,152,359	1,134,790
4.500%, 08/01/33	1,509,562	1,430,475
4.500%, 10/01/33	2,777,751	2,632,223

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2007

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Federal Agencies—(Continued)
Federal National Mortgage Association 4.500%, 04/01/34	$2,182,321	$2,066,353
4.610%, 10/10/13	2,370,000	2,364,560
4.821%, 09/01/35 (b)	2,719,405	2,716,367
5.000%, 06/01/18	1,093,567	1,098,520
5.000%, 01/01/19	1,642,080	1,646,492
5.000%, 02/01/20	2,624,768	2,628,184
5.000%, 01/01/22	5,686,655	5,691,476
5.000%, 02/01/24	2,444,238	2,409,444
5.000%, 09/01/25	2,380,733	2,346,818
5.000%, 07/01/33	1,953,495	1,909,273
5.000%, 08/01/33	3,036,204	2,967,471
5.000%, 09/01/33	2,520,140	2,463,090
5.000%, 10/01/33	9,263,301	9,053,601
5.000%, 03/01/34	2,845,802	2,781,380
5.000%, 04/01/34	6,811,526	6,655,641
5.000%, 05/01/34	2,275,717	2,223,130
5.000%, 09/01/34	4,783,673	4,673,134
5.000%, 02/01/35	4,307,860	4,208,315
5.000%, 04/01/35	2,395,593	2,338,753
5.000%, 05/01/35	1,555,331	1,518,428
5.000%, 11/01/35	2,548,135	2,487,675
5.000%, 05/01/37	10,000,000	9,758,892
5.125%, 04/15/11 (a)	7,200,000	7,506,533
5.178%, 11/01/36 (b)	1,752,497	1,735,615
5.375%, 06/12/17	12,250,000	13,044,892
5.422%, 03/01/36 (b)	4,621,989	4,619,805
5.500%, 03/15/11	950,000	1,000,502
5.500%, 11/01/17	1,507,914	1,531,847
5.500%, 02/01/18	553,015	561,458
5.500%, 04/01/18	2,791,727	2,834,346
5.500%, 12/01/22	10,000,000	10,128,837
5.500%, 07/01/23	1,383,225	1,388,334
5.500%, 01/01/24	707,498	710,111
5.500%, 07/01/24	2,284,749	2,293,171
5.500%, 10/01/32	814,955	815,711
5.500%, 02/01/33	2,155,386	2,156,051
5.500%, 03/01/33	3,719,710	3,720,856
5.500%, 05/01/33	6,261,746	6,263,675
5.500%, 08/01/33	5,485,513	5,487,203
5.500%, 10/01/33	736,984	737,211
5.500%, 12/01/33	6,432,289	6,434,272
5.500%, 02/01/34	3,723,538	3,722,381
5.500%, 03/01/34	1,984,151	1,983,535
5.500%, 04/01/34	1,454,771	1,454,319
5.500%, 05/01/34	2,139,762	2,139,097
5.500%, 09/01/34	2,642,358	2,641,536
5.500%, 12/01/34	7,360,507	7,358,219
5.500%, 01/01/35	2,027,493	2,026,863
5.500%, 02/01/35	4,473,131	4,471,741
5.500%, 04/01/35	2,805,744	2,803,134
5.500%, 06/01/35	8,308,717	8,300,990
5.500%, 06/13/35 (b)	2,054,639	2,062,217
5.500%, 01/01/37	8,663,097	8,653,736
5.500%, 05/01/37	4,978,918	4,973,307
6.000%, 09/01/13	982,247	1,005,236
6.000%, 10/01/13	505,780	517,617

Security Description	Face Amount	Value*

Federal Agencies—(Continued)
6.000%, 03/01/14	$109,051	$111,647
6.000%, 06/01/14	13,957	14,289
6.000%, 07/01/14	76,650	78,475
6.000%, 09/01/14	38,646	39,566
6.000%, 09/01/17	1,100,998	1,128,742
6.000%, 08/01/28	36,369	37,166
6.000%, 11/01/28	10,843	11,081
6.000%, 12/01/28	11,251	11,497
6.000%, 06/01/31	195,708	199,638
6.000%, 09/01/32	1,106,790	1,126,975
6.000%, 01/01/33	421,211	428,893
6.000%, 02/01/33	852,405	867,415
6.000%, 03/01/33	1,764,849	1,795,927
6.000%, 04/01/33	813,070	827,388
6.000%, 05/01/33	2,108,303	2,145,428
6.000%, 05/01/34	2,494,626	2,537,005
6.000%, 09/01/34	2,799,647	2,847,207
6.000%, 11/01/34	4,954,457	5,038,623
6.000%, 01/01/35	1,538,176	1,563,113
6.000%, 07/01/36	4,236,010	4,302,872
6.000%, 07/01/37	3,882,144	3,942,545
6.000%, 08/01/37	7,365,840	7,482,581
6.000%, 09/01/37	18,000,000	18,285,281
6.210%, 08/06/38	300,000	362,437
6.500%, 01/01/13	8,561	8,813
6.500%, 04/01/13	1,611	1,658
6.500%, 06/01/13	69,562	71,612
6.500%, 07/01/13	422	434
6.500%, 06/01/14	34,617	35,660
6.500%, 04/01/17	3,255,909	3,356,773
6.500%, 05/01/28	427,969	443,449
6.500%, 12/01/28	779,910	808,120
6.500%, 03/01/29	33,632	34,807
6.500%, 04/01/29	197,216	204,108
6.500%, 05/01/29	23,676	24,503
6.500%, 08/01/29	5,173	5,354
6.500%, 05/01/30	241,337	249,772
6.500%, 09/01/31	88,110	91,107
6.500%, 02/01/32	20,712	21,474
6.500%, 06/01/32	310,562	320,934
6.500%, 09/01/33	743,395	767,495
6.500%, 10/01/33	643,989	664,866
6.500%, 10/01/34	2,205,115	2,276,600
6.625%, 11/15/10 (a)	3,400,000	3,674,755
6.625%, 11/15/30 (a)	2,450,000	3,031,697
7.000%, 04/01/12	27,624	28,588
7.000%, 02/01/14	27,709	28,675
7.000%, 10/01/21	90,843	95,740
7.000%, 06/01/26	2,535	2,656
7.000%, 06/01/28	95,223	100,185
7.000%, 09/01/29	48,982	51,422
7.000%, 10/01/29	64,372	67,579
7.000%, 12/01/29	4,796	5,035
7.000%, 01/01/32	653,342	684,688
7.000%, 04/01/32	88,047	92,190
7.000%, 06/01/32	310,369	324,974

*See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2007

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Federal Agencies—(Continued)
Federal National Mortgage Association 7.000%, 10/01/37	$3,894,020	$4,048,310
7.500%, 08/01/15	26,996	28,194
7.500%, 09/01/25	23,070	24,362
7.500%, 06/01/26	25,535	26,961
7.500%, 09/01/27	4,280	4,526
7.500%, 11/01/27	570	603
7.500%, 08/01/28	1,255	1,343
7.500%, 07/01/29	63,911	67,573
7.500%, 10/01/29	24,211	25,605
7.500%, 07/01/30	6,966	7,367
8.000%, 10/01/26	1,740	1,839
8.000%, 11/01/29	916	982
8.000%, 05/01/30	38,711	40,543
8.000%, 11/01/30	15,246	15,967
8.000%, 01/01/31	18,583	19,840
8.000%, 02/01/31	30,296	31,730
Government National Mortgage Association 5.000%, 10/15/20	2,480,835	2,486,299
5.000%, 01/15/21	2,069,950	2,074,509
5.000%, 12/15/35	2,577,545	2,540,725
5.000%, 12/15/36	4,821,474	4,752,477
5.500%, 03/15/36	3,614,184	3,641,224
5.500%, 01/15/37	5,606,084	5,647,460
5.500%, 11/15/37	9,989,585	10,063,313
6.000%, 01/15/29	47,599	48,930
6.000%, 01/15/33	1,277,503	1,311,562
6.000%, 03/15/35	2,070,432	2,119,869
6.000%, 12/15/35	2,413,076	2,470,695
6.000%, 06/15/36	4,233,810	4,335,261
6.000%, 09/01/36	4,403,498	4,472,605
6.000%, 09/15/36	4,638,950	4,750,109
6.500%, 05/15/23	10,538	10,959
6.500%, 02/15/27	175,090	182,007
6.500%, 07/15/28	36,253	37,679
6.500%, 08/15/28	64,741	67,287
6.500%, 11/15/28	40,795	42,400
6.500%, 12/15/28	13,984	14,534
6.500%, 07/15/29	21,971	22,834
6.500%, 06/20/31	128,862	133,683
6.500%, 07/15/32	238,130	246,563
6.500%, 05/15/36	2,775,372	2,866,142
6.700%, 04/15/34	3,000,000	3,139,253
7.000%, 01/15/28	10,715	11,362
7.000%, 04/15/28	8,163	8,656
7.000%, 05/15/28	36,454	38,658
7.000%, 06/15/28	25,982	27,552
7.000%, 10/15/28	20,228	21,450
7.000%, 06/15/29	8,636	9,158
7.000%, 09/15/29	40,369	42,808
7.000%, 01/15/31	1,646	1,732
7.000%, 03/15/31	49,742	52,330
7.000%, 07/15/31	2,043,381	2,149,755
7.000%, 08/15/31	278,809	293,323
7.000%, 02/15/32	187,567	196,177
7.000%, 07/15/32	137,906	144,236
7.500%, 02/20/28	13,286	14,130

Security Description	Face Amount	Value*

Federal Agencies—(Continued)
7.500%, 08/15/29	$37,216	$39,431
7.500%, 04/15/30	10,305	10,927
8.000%, 09/15/16	5,777	6,185
8.000%, 08/15/26	7,828	8,240
8.000%, 09/15/26	17,624	18,551
8.000%, 05/15/27	5,512	5,961
8.000%, 06/15/29	82,859	89,656
9.000%, 11/15/24	48,581	52,557
Tennessee Valley Authority 6.000%, 03/15/13	1,000,000	1,091,807

		679,314,746

Food & Staples Retailing—0.5%
CVS Corp. 5.750%, 06/01/17	3,500,000	3,522,526
Kroger Co. 5.500%, 02/01/13	950,000	942,373
Wal-Mart Stores, Inc. 4.550%, 05/01/13	2,075,000	2,028,514
6.875%, 08/10/09	500,000	521,543

		7,014,956

Food Products—0.6%
ConAgra Foods, Inc. 5.819%, 06/15/17	2,000,000	2,005,540
Fred Meyer, Inc. 7.450%, 03/01/08	300,000	301,051
General Mills, Inc. 6.000%, 02/15/12	2,000,000	2,051,463
Kellogg Co. 6.600%, 04/01/11	2,700,000	2,848,954
Kraft Foods, Inc. 6.250%, 06/01/12	900,000	933,406
Tyson Foods, Inc. 6.850%, 04/01/16	670,000	702,872

		8,843,286

Foreign Government—1.2%
Mexico Government International Bond 6.750%, 09/27/34	1,050,000	1,159,757
8.375%, 01/14/11	250,000	274,000
Province of Nova Scotia 9.250%, 03/01/20	250,000	346,442
Province of Ontario 5.125%, 07/17/12 (a)	2,000,000	2,092,188
5.500%, 10/01/08 (a)	300,000	302,325
Province of Quebec 4.875%, 05/05/14 (a)	1,925,000	1,979,680
7.500%, 07/15/23 (a)	350,000	438,420
Republic of Italy 4.500%, 01/21/15	2,975,000	3,013,050
5.625%, 06/15/12	3,650,000	3,888,345
Republic of Korea 8.875%, 04/15/08 (a)	200,000	201,863

*See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2007

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Foreign Government—(Continued)
United Mexican States 8.000%, 09/24/22	$2,200,000	$2,806,210
9.875%, 02/01/10 (a)	500,000	548,695

		17,050,975

Gas Utilities—0.0%
El Paso Natural Gas Co. 8.375%, 06/15/32	220,000	260,649

Health Care Providers & Services—0.2%
Anthem, Inc. 6.800%, 08/01/12	2,200,000	2,346,860

Household Durables—0.0%
Centex Corp. 7.500%, 01/15/12	500,000	475,000

Industrial Conglomerates—0.1%
General Electric Co. 5.000%, 02/01/13	930,000	943,498
Honeywell International, Inc. 7.500%, 03/01/10	300,000	318,506

		1,262,004

Insurance—0.9%
Allied World Assurance Co. Holdings, Ltd. 7.500%, 08/01/16	910,000	960,943
Allstate Corp. 6.125%, 02/15/12	2,750,000	2,848,767
6.900%, 05/15/38	150,000	158,673
AXA Financial, Inc. 7.750%, 08/01/10	500,000	536,961
AXA S.A. 8.600%, 12/15/30	1,165,000	1,452,640
Chubb Corp. 6.000%, 11/15/11	350,000	362,221
GE Global Insurance Holding Corp. 7.500%, 06/15/10	500,000	526,232
Hartford Financial Services Group, Inc. 6.100%, 10/01/41	780,000	731,175
6.375%, 11/01/08	105,000	106,146
Marsh & McLennan Cos., Inc. 5.750%, 09/15/15	4,000,000	3,954,886
Prudential Financial, Inc. 5.700%, 12/14/36	1,525,000	1,337,705

		12,976,349

IT Services—0.1%
Electronic Data Systems Corp. 7.125%, 10/15/09	1,695,000	1,768,233

Machinery—0.1%
Caterpillar, Inc. 7.250%, 09/15/09	250,000	261,032

Security Description	Face Amount	Value*

Machinery—(Continued)
Deere & Co. 6.950%, 04/25/14 (a)	$850,000	$932,351
7.850%, 05/15/10	300,000	323,568

		1,516,951

Media—1.2%
Comcast Cable Communications Holdings, Inc. 8.375%, 03/15/13	1,700,000	1,903,518
Comcast Corp. 5.300%, 01/15/14	1,445,000	1,413,413
5.650%, 06/15/35	1,500,000	1,371,143
Cox Communications, Inc. 7.750%, 11/01/10	250,000	267,408
News America, Inc. 6.550%, 03/15/33 (a)	1,950,000	1,983,110
Thomson Corp. 6.200%, 01/05/12	3,700,000	3,853,413
Time Warner Cable, Inc. 5.850%, 05/01/17	100,000	99,970
6.550%, 05/01/37	100,000	102,067
Time Warner Entertainment Co., L.P. 7.250%, 09/01/08	250,000	253,355
8.375%, 03/15/23	380,000	450,472
Time Warner, Inc. 7.625%, 04/15/31	2,000,000	2,220,808
7.700%, 05/01/32	685,000	768,158
9.125%, 01/15/13	418,000	476,343
Turner Broadcasting System, Inc. 8.375%, 07/01/13	660,000	741,275
Viacom, Inc. 6.250%, 04/30/16	770,000	775,736
Walt Disney Co. 6.375%, 03/01/12	200,000	212,178

		16,892,367

Metals & Mining—0.5%
Alcan, Inc. 5.000%, 06/01/15	1,050,000	1,017,160
Alcoa, Inc. 5.375%, 01/15/13 (a)	1,000,000	986,648
5.720%, 02/23/19	523,000	514,097
5.870%, 02/23/22	101,000	97,606
Vale Overseas, Ltd. 6.250%, 01/23/17	3,810,000	3,793,541
6.875%, 11/21/36	1,100,000	1,093,422

		7,502,474

Multi-Utilities—0.6%
Dominion Resources, Inc. 5.150%, 07/15/15	3,600,000	3,483,475
Pacific Gas & Electric Co. 4.800%, 03/01/14	3,125,000	3,046,248
6.050%, 03/01/34	2,195,000	2,177,047

		8,706,770

*See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2007

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Multiline Retail—0.2%
Macy’s Retail Holdings, Inc. 5.875%, 01/15/13	$1,030,000	$1,026,885
Target Corp. 6.350%, 11/01/32 (a)	2,300,000	2,213,109

		3,239,994

Oil, Gas & Consumable Fuels—0.7%
Anadarko Petroleum Corp. 5.950%, 09/15/16	2,900,000	2,942,400
Atlantic Richfield Co. 5.900%, 04/15/09	300,000	306,970
ConocoPhillips Holding Co. 6.950%, 04/15/29	700,000	796,475
Enterprise Products Operations, L.P. 5.000%, 03/01/15	2,000,000	1,897,791
Pemex Project Funding Master Trust 6.625%, 06/15/35	1,080,000	1,125,187
Phillips Petroleum Co. 6.375%, 03/30/09	300,000	307,359
Southern California Gas Co. 4.800%, 10/01/12	1,000,000	1,006,291
Transocean Sedco Forex, Inc. 7.500%, 04/15/31	300,000	327,596
XTO Energy, Inc. 7.500%, 04/15/12	715,000	781,861

		9,491,930

Paper & Forest Products—0.1%
MeadWestvaco Corp. 6.850%, 04/01/12	1,000,000	1,056,435
Weyerhaeuser Co. 7.375%, 03/15/32	500,000	495,064

		1,551,499

Personal Products—0.2%
Procter & Gamble Co. 4.950%, 08/15/14 (a)	2,000,000	2,018,679
6.450%, 01/15/26 (a)	200,000	217,656
6.875%, 09/15/09	850,000	890,175

		3,126,510

Pharmaceuticals—0.5%
Bristol-Myers Squibb Co. 5.875%, 11/15/36	2,000,000	1,975,934
Johnson & Johnson 6.950%, 09/01/29	250,000	295,107
Merck & Co., Inc. 5.950%, 12/01/28 (a)	300,000	308,624
Schering-Plough Corp. 6.550%, 09/15/37	1,000,000	1,052,436
Wyeth 5.500%, 02/01/14	3,000,000	3,048,961

		6,681,062

Security Description	Face Amount	Value*

Real Estate Investment Trusts—0.3%
Brandywine Operating Partnership, L.P. 5.750%, 04/01/12	$680,000	$681,325
Developers Diversified Realty Corp. 5.375%, 10/15/12	520,000	514,132
Regency Centers, L.P. 5.250%, 08/01/15	850,000	802,525
Simon Property Group, L.P. 5.250%, 12/01/16	3,000,000	2,790,743

		4,788,725

Road & Rail—0.4%
Burlington Northern Santa Fe Corp. 5.900%, 07/01/12 (a)	1,000,000	1,032,011
CSX Corp. 6.750%, 03/15/11	200,000	209,055
7.900%, 05/01/17	500,000	558,255
Norfolk Southern Corp. 5.590%, 05/17/25	144,000	132,396
6.200%, 04/15/09	350,000	356,214
7.250%, 02/15/31	156,000	171,628
7.700%, 05/15/17	3,400,000	3,866,211

		6,325,770

Software—0.1%
Oracle Corp. 5.250%, 01/15/16	2,000,000	1,989,235

Specialty Retail—0.1%
Lowe’s Cos., Inc. 6.875%, 02/15/28	1,000,000	1,017,719

U.S. Treasury—22.5%
U.S. Treasury Bonds 4.500%, 02/15/36 (a)	7,175,000	7,213,816
5.250%, 11/15/28 (a)	2,700,000	2,970,297
5.250%, 02/15/29 (a)	750,000	825,090
5.375%, 02/15/31 (a)	2,225,000	2,506,485
5.500%, 08/15/28 (a)	2,420,000	2,740,868
6.125%, 11/15/27 (a)	3,950,000	4,782,857
6.250%, 08/15/23 (a)	8,450,000	10,117,354
6.375%, 08/15/27 (a)	2,800,000	3,474,380
6.500%, 11/15/26 (a)	1,000,000	1,251,330
6.875%, 08/15/25 (a)	2,450,000	3,150,259
7.125%, 02/15/23 (a)	3,030,000	3,910,003
7.875%, 02/15/21 (a)	4,450,000	5,985,651
8.125%, 08/15/19 (a)	2,645,000	3,565,513
8.125%, 08/15/21 (a)	1,250,000	1,722,238
8.500%, 02/15/20 (a)	6,700,000	9,317,824
8.750%, 08/15/20 (a)	1,000,000	1,423,980
8.875%, 02/15/19 (a)	10,215,000	14,367,397
9.125%, 05/15/18	1,600,000	2,262,080
9.250%, 02/15/16 (a)	1,375,000	1,877,274
U.S. Treasury Notes 2.625%, 03/15/09 (a)	1,800,000	1,789,110
3.125%, 04/15/09	1,500,000	1,500,525

*See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2007

Fixed Income—(Continued)

Security Description	Face Amount	Value*

U.S. Treasury—(Continued)
U.S. Treasury Notes 3.250%, 01/15/09 (a)	$1,500,000	$1,502,340
3.375%, 11/15/08 (a)	10,820,000	10,816,213
3.375%, 10/15/09 (a)	5,000,000	5,030,600
3.375%, 11/30/12 (a)	7,010,000	6,987,848
3.500%, 11/15/09 (a)	4,000,000	4,034,920
3.500%, 12/15/09 (a)	4,000,000	4,033,600
3.625%, 07/15/09 (a)	5,520,000	5,563,332
3.625%, 01/15/10 (a)	4,000,000	4,046,560
3.625%, 06/15/10 (a)	16,200,000	16,421,778
3.875%, 05/15/09 (a)	4,000,000	4,040,320
4.000%, 09/30/09 (a)	5,000,000	5,078,650
4.000%, 04/15/10 (a)	6,000,000	6,122,520
4.000%, 11/15/12 (a)	7,250,000	7,446,185
4.000%, 02/15/14 (a)	600,000	612,714
4.125%, 08/15/10 (a)	1,000,000	1,026,930
4.125%, 05/15/15 (a)	7,640,000	7,788,216
4.250%, 10/15/10 (a)	5,000,000	5,159,400
4.250%, 09/30/12 (a)	5,000,000	5,174,650
4.250%, 08/15/13 (a)	14,980,000	15,521,676
4.250%, 08/15/14 (a)	18,430,000	19,052,014
4.250%, 08/15/15 (a)	3,000,000	3,078,990
4.375%, 08/15/12 (a)	5,000,000	5,216,850
4.500%, 02/15/09 (a)	16,000,000	16,235,680
4.500%, 11/15/15 (a)	8,950,000	9,321,604
4.625%, 11/15/09 (a)	17,700,000	18,209,761
4.750%, 12/31/08 (a)	1,000,000	1,013,750
4.750%, 08/15/17 (a)	5,000,000	5,280,450
4.875%, 08/15/09 (a)	13,900,000	14,283,362
4.875%, 02/15/12 (a)	4,500,000	4,774,320
5.000%, 02/15/11 (a)	1,000,000	1,056,310
5.000%, 08/15/11 (a)	3,500,000	3,712,030
5.125%, 05/15/16 (a)	4,830,000	5,227,171
5.750%, 08/15/10 (a)	7,120,000	7,598,749
6.500%, 02/15/10 (a)	1,710,000	1,828,760

		319,052,584

Wireless Telecommunication Services—0.5%
AT&T Wireless Services, Inc. 8.125%, 05/01/12	500,000	553,079
Cingular Wireless Services, Inc. 7.875%, 03/01/11	890,000	961,422
8.750%, 03/01/31	300,000	386,159
Cingular Wireless, LLC 7.125%, 12/15/31	100,000	110,627
France Telecom S.A. 7.750%, 03/01/11 (b)	3,600,000	3,869,370
Vodafone Group, Plc. 7.750%, 02/15/10	1,150,000	1,212,210

		7,092,867

Yankee—1.1%
Apache Finance Canada Corp. 7.750%, 12/15/29	300,000	352,852
Carnival Corp. 6.150%, 04/15/08	500,000	501,251
Encana Corp. 4.750%, 10/15/13	2,000,000	1,923,185

Security Description	Face Amount	Value*

Yankee—(Continued)
Hydro-Quebec 7.500%, 04/01/16	$1,350,000	$1,604,597
8.400%, 01/15/22	1,000,000	1,328,874
Intermediate American Development Bank 5.375%, 11/18/08	700,000	707,215
6.800%, 10/15/25	500,000	609,987
7.000%, 06/15/25	200,000	244,297
8.875%, 06/01/09	400,000	428,429
International Bank for Reconstruction & Development 8.875%, 03/01/26	535,000	780,763
Norsk Hydro A/S 6.700%, 01/15/18	300,000	329,110
6.800%, 01/15/28	1,350,000	1,489,593
Province of Quebec Canada 6.125%, 01/22/11	2,700,000	2,862,348
Telecom Italia Capital S.A. 6.200%, 07/18/11	1,020,000	1,049,464
Tyco International Group S.A. 6.875%, 01/15/29	1,275,000	1,269,719

		15,481,684

Total Fixed Income (Identified Cost $1,389,296,266)		1,405,715,219

Short Term Investments—24.6%

Discount Notes—0.5%
Federal Home Loan Bank 4.15%, 01/14/08	7,300,000	7,291,432

Mutual Funds—24.1%
State Street Navigator Securities Lending Prime Portfolio (c)	341,934,008	341,934,008

Total Short Term Investments (Identified Cost $349,225,440)		349,225,440

Total Investments—123.6% (Identified Cost $1,738,521,706) (d)		1,754,940,659
Liabilities in excess of other assets		(335,033,382)

Total Net Assets—100%		$1,419,907,277

(a)	A portion or all of the security was held on loan. As of December 31, 2007, the market value of securities loaned was $356,031,432 and the collateral received consisted of cash in the amount of $341,934,008 and non cash collateral with a value of $19,675,193. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian.
(b)	Variable or Floating Rate Security. Rate disclosed is as of December 31, 2007.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	The aggregate cost of investments for federal income tax purposes as of December 31, 2007 was $1,746,106,931 and the composition of unrealized appreciation and depreciation of investment securities was $21,557,736 and $(12,724,008), respectively.

*See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Statement of Assets & Liabilities

December 31, 2007

Assets
Investments at value (a) (b)		$1,754,940,659
Cash		456,535
Receivable for:
Fund shares sold		494,866
Accrued interest		14,330,473

Total Assets		1,770,222,533
Liabilities
Payable for:
Securities purchased	$3,950,081
Fund shares redeemed	3,930,226
Withholding taxes	11,215
Collateral for securities loaned	341,934,008
Accrued expenses:
Management fees	294,870
Service and distribution fees	141,815
Other expenses	53,041

Total Liabilities		350,315,256

Net Assets		$1,419,907,277

Net assets consists of:
Capital paid in		$1,364,529,291
Undistributed net investment income		60,944,314
Accumulated net realized losses		(21,985,281)
Unrealized appreciation on investments		16,418,953

Net Assets		$1,419,907,277

Computation of offering price:
Class A
Net asset value and redemption price per share ($678,192,882 divided by 61,818,653 shares outstanding)		$10.97

Class B
Net asset value and redemption price per share ($568,789,681 divided by 52,629,030 shares outstanding)		$10.81

Class E
Net asset value and redemption price per share ($172,924,714 divided by 15,832,357 shares outstanding)		$10.92

(a) Identified cost of investments		$1,738,521,706

(b)	Includes cash collateral for securities loaned of $341,934,008.

Statement of Operations

For the Year Ended December 31, 2007

Investment Income
Interest		$63,427,451	(a)

Expenses
Management fees	$3,081,763
Service and distribution fees—Class B	1,304,725
Service and distribution fees—Class E	262,572
Directors’ fees and expenses	23,669
Custodian	147,302
Audit and tax services	31,737
Legal	13,778
Printing	309,355
Insurance	13,263
Miscellaneous	17,971

Total expenses	5,206,135
Management fee waivers	(73,962)	5,132,173

Net Investment Income		58,295,278

Realized and Unrealized Gain (Loss)
Realized loss on:
Investments—net		(586,292)
Change in unrealized appreciation on:
Investments—net		24,687,327

Net gain		24,101,035

Net Increase in Net Assets From Operations		$82,396,313

(a)	Includes net income on securities loaned of $669,145.

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2007	Year ended December 31, 2006
From Operations
Net investment income	$58,295,278	$49,514,990
Net realized loss	(586,292)	(2,107,113)
Unrealized appreciation (depreciation)	24,687,327	(4,369,460)

Increase in net assets from operations	82,396,313	43,038,417

From Distributions to Shareholders
Net investment income
Class A	(23,636,498)	(22,640,441)
Class B	(22,205,073)	(16,460,107)
Class E	(7,821,668)	(7,653,204)

Total distributions	(53,663,239)	(46,753,752)

Increase in net assets from capital share transactions	234,272,891	90,246,793

Total increase in net assets	263,005,965	86,531,458

Net Assets
Beginning of the period	1,156,901,312	1,070,369,854

End of the period	$1,419,907,277	$1,156,901,312

Undistributed Net Investment Income
End of the period	$60,944,314	$53,161,491

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2007		Year ended December 31, 2006
	Shares	$	Shares	$
Class A
Sales	24,762,938	$265,871,474	11,035,391	$117,421,224
Reinvestments	2,259,703	23,636,498	2,215,307	22,640,441
Redemptions	(12,750,873)	(135,946,003)	(14,245,276)	(150,836,696)

Net increase (decrease)	14,271,768	$153,561,969	(994,578)	$(10,775,031)

Class B
Sales	15,528,857	$162,731,989	16,664,194	$174,229,859
Reinvestments	2,149,571	22,205,073	1,631,329	16,460,107
Redemptions	(9,310,951)	(97,531,567)	(7,305,666)	(76,005,012)

Net increase	8,367,477	$87,405,495	10,989,857	$114,684,954

Class E
Sales	1,900,274	$19,994,422	1,912,590	$20,218,456
Reinvestments	749,920	7,821,668	751,050	7,653,204
Redemptions	(3,264,496)	(34,510,663)	(3,943,590)	(41,534,790)

Net decrease	(614,302)	$(6,694,573)	(1,279,950)	$(13,663,130)

Increase derived from capital share transactions		$234,272,891		$90,246,793

See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Financial Highlights

	Class A
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$10.76	$10.81	$11.02	$10.93	$11.17

Income From Investment Operations
Net investment income	0.52 (a)	0.49 (a)	0.49	0.46	0.45
Net realized and unrealized gain (loss) of investments	0.20	(0.07)	(0.27)	(0.02)	(0.06)

Total from investment operations	0.72	0.42	0.22	0.44	0.39

Less Distributions
Distributions from net investment income	(0.51)	(0.47)	(0.43)	(0.35)	(0.63)

Total distributions	(0.51)	(0.47)	(0.43)	(0.35)	(0.63)

Net Asset Value, End of Period	$10.97	$10.76	$10.81	$11.02	$10.93

Total Return (%)	6.9	4.1	2.1	4.1	3.6
Ratio of operating expenses to average net assets (%)	0.29	0.31	0.31	0.32	0.34
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.30	0.32	0.31	N/A	N/A
Ratio of net investment income to average net assets (%)	4.86	4.64	4.30	4.42	4.44
Portfolio turnover rate (%)	15	18	23	27	46
Net assets, end of period (000)	$678,193	$511,541	$524,878	$550,456	$500,629

	Class B
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$10.60	$10.66	$10.87	$10.79	$11.04

Income From Investment Operations
Net investment income	0.48 (a)	0.46 (a)	0.36	0.36	0.40
Net realized and unrealized gain (loss) of investments	0.20	(0.08)	(0.16)	0.04	(0.04)

Total from investment operations	0.68	0.38	0.20	0.40	0.36

Less Distributions
Distributions from net investment income	(0.47)	(0.44)	(0.41)	(0.32)	(0.61)

Total distributions	(0.47)	(0.44)	(0.41)	(0.32)	(0.61)

Net Asset Value, End of Period	$10.81	$10.60	$10.66	$10.87	$10.79

Total Return (%)	6.7	3.8	1.9	3.8	3.4
Ratio of operating expenses to average net assets (%)	0.54	0.56	0.56	0.57	0.59
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.55	0.57	0.56	N/A	N/A
Ratio of net investment income to average net assets (%)	4.60	4.40	4.06	4.16	4.20
Portfolio turnover rate (%)	15	18	23	27	46
Net assets, end of period (000)	$568,790	$469,212	$354,652	$170,958	$73,938

(a)	Per share amount is based on average shares outstanding during the period.
(b)	See Note 4 in the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Financial Highlights

	Class E
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$10.71	$10.77	$10.97	$10.89	$11.14

Income From Investment Operations
Net investment income	0.50 (a)	0.47 (a)	0.46	0.44	0.52
Net realized and unrealized gain (loss) of investments	0.20	(0.07)	(0.25)	(0.02)	(0.15)

Total from investment operations	0.70	0.40	0.21	0.42	0.37

Less Distributions
Distributions from net investment income	(0.49)	(0.46)	(0.41)	(0.34)	(0.62)

Total distributions	(0.49)	(0.46)	(0.41)	(0.34)	(0.62)

Net Asset Value, End of Period	$10.92	$10.71	$10.77	$10.97	$10.89

Total Return (%)	6.7	3.9	2.0	3.9	3.5
Ratio of operating expenses to average net assets (%)	0.44	0.46	0.46	0.47	0.49
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.45	0.47	0.46	N/A	N/A
Ratio of net investment income to average net assets (%)	4.70	4.49	4.15	4.26	4.29
Portfolio turnover rate (%)	15	18	23	27	46
Net assets, end of period (000)	$172,925	$176,149	$190,840	$200,270	$115,749

(a)	Per share amount is based on average shares outstanding during the period.
(b)	See Note 4 in the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-17

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Notes to Financial Statements—December 31, 2007

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The Lehman Brothers Aggregate Bond Index Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated day-to-day responsibility for valuing Portfolio assets to the subadviser of the Portfolio, who values such assets as described above and operates under procedures approved by the Board.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

MSF-18

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Notes to Financial Statements—December 31, 2007—(Continued)

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Options:

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options

MSF-19

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Notes to Financial Statements—December 31, 2007—(Continued)

contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

As of December 31, 2007, the Portfolio had capital loss carryovers as follows:

Expiring 12/31/15	Expiring 12/31/14	Expiring 12/31/13	Expiring 12/31/12	Expiring 12/31/10	Expiring 12/31/09	Expiring 12/31/08	Total
$4,015,637	$4,808,149	$3,790,866	$499,465	$449,093	$612,878	$223,967	$14,400,055

The utilization of the capital loss carryforward acquired as part of a merger may be limited under section 382 of the Internal Revenue Code.

The tax character of distributions paid for the periods ended December 31, 2007 and 2006 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2007	2006	2007	2006	2007	2006	2007	2006
$53,663,239	$46,753,752	$—	$—	$—	$—	$53,663,239	$46,753,752

As of December 31, 2007, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation	Loss Carryforwards	Total
$60,944,314	$—	$8,833,728	$(14,400,055)	$55,377,987

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

MSF-20

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Notes to Financial Statements—December 31, 2007—(Continued)

3.	INVESTMENT TRANSACTIONS:

For the year ended December 31, 2007, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$347,417,439	$54,597,650	$113,051,211	$65,321,665

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rate of 0.25% of average daily net assets. Fees earned by MetLife Advisers with respect to the Portfolio for the year ended December 31, 2007 were $3,081,763.

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

Effective April 30, 2007, MetLife Advisers entered into an investment subadvisory agreement with MetLife Investment Advisors, LLC (“MLIAC”) with respect to the Portfolio. MetLife Advisers pays MLIAC an investment subadvisory fee for the Portfolio equal to the costs incurred by MLIAC in providing subadvisory services to the Portfolio. Fees earned by MLIAC with respect to the Portfolio for the period ended December 31, 2007 were $197,760. Prior to April 30, 2007, MetLife served as subadviser to the Portfolio and for the period January 1, 2007 through April 30, 2007, fees earned by MetLife were $92,667.

Management Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2007 to April 30, 2008, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio at the annual rate of 0.006% of average daily net assets. Amounts waived for the year ended December 31, 2007 are shown as management fee waivers in the Statement of Operations.

Service and Distribution Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing, the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the year ended December 31, 2007 are shown as Service and Distribution fees in the Statement of Operations.

Substitution:

On November 9, 2007, the Lehman Brothers Aggregate Bond Index Portfolio received and recorded a share subscription for 15,987,027 shares of Class A amounting to $172,819,764 from various shareholder accounts previously invested in the MetLife Investment Funds, Inc. (“MLIF”), an affiliated investment company of the Fund. A portion of the assets received from MLIF were investment securities with a market value of $80,632,276, and transferred in-kind pursuant to a substitution order received from the Securities and Exchange Commission. The balance of the assets was paid in cash. This transaction resulted from the planned liquidation of MLIF, pursuant to a Plan of Liquidation approved by the MLIF Board of Directors on August 16, 2007. The securities received were recorded at value and have been excluded from the calculation of portfolio turnover reported in the Portfolio’s financial highlights. The shares issued in this transaction are included in Sales in the Capital Shares schedule on the Statements of Changes in Net Assets.

MSF-21

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Notes to Financial Statements—December 31, 2007—(Continued)

5.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolios’ behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Portfolio receives 80% of the annual net income from securities lending transactions, which is included in interest income of the Portfolio. The remaining 20% is paid to the custodian as compensation for its securities lending services. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. Any outstanding loans by the Portfolio at December 31, 2007 are footnoted in the Schedule of Investments.

6.	REGULATORY MATTERS:

As previously reported, in May 2004, General American received a Wells Notice stating that the SEC staff was considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws against General American with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through General American. General American responded to the SEC staff and cooperated with the investigation. On August 9, 2007, the SEC announced that it had settled an enforcement action regarding late trading against General American with, among other things, General American agreeing to pay a civil penalty and to comply with certain undertakings. General American consented to the SEC’s order without admitting or denying the findings. MetLife Advisers has also advised the Fund’s Board of Directors that, while certain exceptions to the Fund’s policies have been noted, no situations have been identified that would have a material impact on the financial position of the Fund.

7.	RECENT ACCOUNTING PRONOUNCEMENTS:

Effective June 29, 2007, the Fund implemented Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109” (“FIN 48”). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Fund, and has determined that the adoption of FIN 48 does not have a material impact on the Fund’s financial statements. The Fund files U.S. tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s tax returns remains open for the years ended December 31, 2004 through December 31, 2006.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

MSF-22

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of the Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Lehman Brothers Aggregate Bond Index Portfolio, one of the portfolios constituting the Metropolitan Series Fund, Inc. (the “Fund”) as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Lehman Brothers Aggregate Bond Index Portfolio of the Metropolitan Series Fund, Inc. as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 28, 2008

MSF-23

Metropolitan Series Fund, Inc.

Directors and Officers

The Fund’s Directors review actions of the Fund’s investment adviser and subadvisers, and decide upon matters of general policy. The Fund’s officers supervise the daily business operations of the Fund. The Board of Directors and the Fund’s officers are listed below. Each Director is responsible for overseeing all 36 Portfolios of the Fund. There is no limit to the term a Director may serve. Directors serve until their resignation, retirement or removal in accordance with the Fund’s organizational documents and policies adopted by the Board from time to time. Officers hold office at the pleasure of the Board or until the election or appointment and the qualification of a successor. The address of the directors and officers is c/o Metropolitan Series Fund, Inc., 501 Boylston Street, Boston, MA 02116.

Interested Directors(1)

Each Director below is an “interested person” (as defined by the 1940 Act) with respect to the Fund in that Ms. Forget is an employee of MetLife and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Elizabeth M. Forget Age: 41	Director, Chairman of the Board, President and Chief Executive Officer	2006	Senior Vice President (since 2007), MetLife, Inc.; President, Met Investors Advisory, LLC (“MIA”); Trustee and President, Met Investors Series Trust (“MIST”); Executive Vice President, MetLife Investors Group, Inc.; President (since 2006), MetLife Advisers.	81

Arthur G. Typermass Age: 70	Director	1998	Formerly, Senior Vice President and Treasurer, MetLife.	37

Non-Interested Directors(1)

Each Director below is not an “interested person” (as defined by the 1940 Act) with respect to the Fund (collectively, the “Independent Directors”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† Age: 70	Director	1985	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	37

Linda B. Strumpf Age: 60	Director	2000	Vice President and Chief Investment Officer, Ford Foundation.	37

Michael S. Scott Morton† Age: 70	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, MIT.	37

H. Jesse Arnelle Age: 74	Director	2001	Formerly, Counsel, Womble Carlyle Sandrie & Rice; Director, Textron Inc. (global multi-industry company)*; formerly, Director, Gannet Co. Inc. (diversified news and information company)*; formerly, Director, Eastman Chemical Company (global chemical company)*; formerly, Director, Waste Management, Inc.*; formerly, Director, Armstrong Holdings Inc. (parent company of floor and ceiling products business)*; formerly, Director, FPL Group Inc. (public utility holding company)*; Director, URS Corporation (engineering design services firm)*.	37

Nancy Hawthorne Age: 56	Director	2003	Director, Avid Technologies (computer software company)*; formerly, Chairman of the Board of Avid Technologies; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Chief Executive Officer, Clerestory LLC (corporate financial advisor); formerly, Trustee, New England Zenith Fund (“Zenith Fund”)**; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company )*.	37

MSF-24

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
John T. Ludes Age: 71	Director	2003	President, LFP Properties (consulting firm); Formerly, Trustee, Zenith Fund**; formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	37

Officers(1)

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey P. Halperin	40	Chief Compliance Officer	2006	Vice President (since 2006), Corporate Ethics and Compliance Department, MetLife, Inc.; Chief Compliance Officer (since 2006), MetLife Advisers, MIA and MIST.

John F. Guthrie, Jr.	64	Senior Vice President	2002	Manager and Senior Vice President, MetLife Advisers; Vice President, MetLife; Vice President (since 2003), MetLife Group, Inc.; Vice President, NELICO; Vice President (since 2005), MIA; formerly, Senior Vice President, Zenith Fund**.

Alan C. Leland	55	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Treasurer (since 2005), Met Investors Advisory, LLC; Vice President (since 2004), MIA; Vice President (since 2003), MetLife Group, Inc.; Vice President, MetLife; Senior Vice President, NELICO

Peter Duffy	52	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers (since 1998); Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife Group, Inc.; formerly, Vice President and Treasurer, Zenith Fund**.

Thomas M. Lenz	49	Vice President and Secretary	2002	General Counsel and Secretary, MetLife Advisers; Assistant General Counsel, MetLife; formerly, Vice President and Secretary, Zenith Fund**.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
**	The Zenith Fund deregistered with the Securities and Exchange Commission (“SEC”) in 2004.
(†)	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the “State Street Research Funds”).
(1)	Each Director of the Fund also serves as trustee of Metropolitan Series Fund II (“Met Series Fund II”), a registered investment company advised by MetLife Advisers. Each officer of the Fund serves in the same position with Met Series Fund II, which consists of one portfolio.
(2)	Previous positions during the past five years with the Fund, MIST, MetLife, MetLife Advisers, MIA, Zenith Fund, NELICO or New England Securities Corporation are omitted if not materially different.
(3)	The Fund Complex includes the Fund (36 portfolios), Met Series Fund II (1 portfolio) and MIST (44 portfolios)

MSF-25

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Fund’s Contract Review Committees of the Board of Directors (the “Board”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (collectively, the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals at the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers, the Fund’s investment adviser, and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through the subadvisers’ responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies and the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (viii) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (ix) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (x) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xi) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee on September 12, 2007, the Board, at its November 15, 2007 meeting, approved the continuation through December 31, 2008 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio of the Fund. The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the establishment of the investment strategies of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of Subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

MSF-26

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ recommendations regarding reductions in Fee rates, implementation of Fee breakpoints and institution of Fee waivers and expense caps.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and their affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Agreements.

MSF-27

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution, brokerage and transfer agency services to the Portfolios, and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2008.

MSF-28

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2007 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-29

Metropolitan Series Fund, Inc. Loomis Sayles Small Cap Portfolio Annual Report	December 31, 2007

Letter from the President

February 1, 2008

Letter to Policy Holders:

2007 was a tumultuous year in the financial markets driven by concerns in the credit markets surrounding sub-prime mortgages and fears of recession in the U.S. Economy. The broad markets were mixed, with the Dow Jones Industrial Average up 8.9% and the MSCI EAFE Index, which measures the performance of international equities, up 11.2% for the year, while the Russell 2000 Index, which measures the performance of small capitalization stocks, was down 1.6%.

In the fixed income markets, credit spreads increased as a result of the pressure from sub-prime mortgage crisis and the Federal Reserve lowered interest rates by a total of 1% during the year. The Lehman Brothers Aggregate Bond Index posted a 7.0% return for the year.

On the following pages, you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth Forget

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Portfolio

Managed by Loomis, Sayles & Company, L.P.

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the year ended December 31, 2007, the Class A shares of the Loomis Sayles Small Cap Portfolio returned 11.9%, compared to its benchmark, the Russell 2000 Index1, which returned -1.6%. The average return of its peer group, the Lipper Variable Insurance Products Small-Cap Core Funds Universe2, was -1.6% over the same period.

PORTFOLIO REVIEW

2007 was a year in which the Portfolio’s focus on quality and earnings growth, from both the value and growth perspective, was well rewarded due to the decelerating economy, full margin structures across the market, and the change in the credit markets. Because growth was less abundant in the general market, with the Standard & Poor’s 500 Index earnings barely advancing over 2006, companies that were able to grow their revenues and earnings were provided a premium. Clean balance sheets were also well rewarded as the credit markets shut down mid-year, penalizing businesses that require capital to grow. Healthcare, with good organic growth and generally strong balance sheets, exemplifies how quality growth was rewarded, as it had the largest positive contribution to the Russell 2000’s return. Conversely, financials were by far the worst performing stocks in the market due to the increased default rates and challenging credit markets.

The Portfolio is built stock-by-stock from the bottom up, from growth and value perspectives, while a close eye remains on the larger economic landscape to supplement fundamental research. The value segment of the Portfolio remains focused on misunderstood, underfollowed, or undervalued small-cap stocks, and the growth portion continues to seek out superior earnings growth that the market under appreciates. The period’s positive stock selection was enhanced by sector weight changes. Company and macro analysis led to reductions in both the consumer discretionary and financial sectors. Funds were redeployed predominantly into the technology and energy sectors.

The Portfolio’s concentration on quality stock selection was well rewarded for the period, as the Portfolio outperformed the Russell 2000 benchmark for the one-year period ended December 31, 2007. Reflecting the bottom-up process, the majority of outperformance was driven by stock selection, with all sectors having favorable security selection attribution.

Particularly strong were the technology and healthcare sectors. Performance in technology was driven by a diverse group of stocks, including Commscope, a communications equipment company that designs and manufactures cable and connectivity solutions, which benefited from continued network and communications infrastructure build-out. First Solar, a leading solar company, has meaningfully expanded its capacity in response to expanding customer demand, leading to financial results ahead of investor expectations. Opsware, a leading player in the fast growing data center market, was acquired by Hewlett Packard for a premium. Healthcare sector performance was also broad-based and included Viasys, which was acquired during the year by Cardinal Health; Pharmion, a developer of cancer treatment pharmaceuticals, also announced it would be acquired by Celgene; and Nuvasive, a spinal company with a minimally invaisive method, experiencing 40% growth per annum.

Financials, not surprisingly, was the only sector that had a negative absolute impact on the Portfolio, although it was the sector with the best relative performance. While an underweight position in the sector was a key positive, Portfolio stock selection was helped by our cautious stance toward the unfolding credit crisis.

Changes in sector weights made a meaningful contribution to performance for the period, as fundamental and macro analysis pointed to a weakening consumer and financial environment. Weightings in these sectors were reduced by mid-year, while additional investments were made in the energy sector, which continued it’s multi-year run, as well as the technology sector, which experienced resurgence in 2007. These sector shifts had a positive impact on performance.

* The views expressed above are those of the subadvisory firm as of December 31, 2007 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

1 The Russell 2000® Index is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000® Index.

2 The Lipper Variable Insurance Products Fund Average is an average of the total return performance (calculated on the basis of net asset value) of variable product funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-2

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Portfolio

A $10,000 INVESTMENT COMPARED TO

THE RUSSELL 2000 INDEX

Average Annual Returns as of December 31, 2007

	Loomis Sayles Small Cap Portfolio			Russell 2000 Index
	Class A	Class B	Class E
1 Year	11.9%	11.6%	11.7%	-1.6%
5 Year	17.3	17.1	17.1	16.2
10 Year	8.0	—	—	7.1
Since Inception	—	14.6	8.3	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 5/2/94, 7/30/02 and 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of December 31, 2007

Top Holdings

% of Total Net Assets
Moog, Inc.	1.3%
National Financial Partners Corp.	1.1%
Waste Connections, Inc.	1.1%
RBC Bearings, Inc.	1.0%
Helix Energy Solutions Group, Inc.	1.0%
INVESTools, Inc.	1.0%
ITC Holdings Corp.	0.9%
Rollins, Inc.	0.9%
Exterran Holdings, Inc.	0.9%
Orthofix International NV	0.8%

Top Sectors

% of Total Market Value
Industrials	21.1%
Information Technology	20.6%
Financials	13.1%
Consumer Discretionary	12.8%
Health Care	11.2%
Energy	7.3%
Materials	3.5%
Utilities	3.0%
Consumer Staples	2.5%
Telecommunication Services	1.9%

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2007 through December 31, 2007.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period* July 1, 2007 to December 31, 2007
Loomis Sayles Small Cap—Class A(a)	Actual	0.91%	$1,000.00	$990.40	$4.57
	Hypothetical	0.91%	$1,000.00	$1,020.56	$4.63

Loomis Sayles Small Cap—Class B(a)	Actual	1.16%	$1,000.00	$989.10	$5.82
	Hypothetical	1.16%	$1,000.00	$1,019.29	$5.90

Loomis Sayles Small Cap—Class E(a)	Actual	1.06%	$1,000.00	$989.60	$5.32
	Hypothetical	1.06%	$1,000.00	$1,019.80	$5.40

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 4 to the Financial Statements.

MSF-4

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Portfolio

Schedule of Investments as of December 31, 2007

Common Stock—97.1% of Total Net Assets

Security Description	Shares	Value*

Aerospace & Defense—2.7%
AAR Corp. (a) (b)	69,185	$2,631,106
American Science & Engineering, Inc. (a)	31,243	1,773,040
Moog, Inc. (b)	147,349	6,750,059
Teledyne Technologies, Inc. (b)	61,674	3,289,074

		14,443,279

Air Freight & Logistics—0.3%
HUB Group, Inc. (Class A) (b)	67,342	1,789,950

Auto Components—0.3%
Gentex Corp.	92,850	1,649,944

Automobiles—0.1%
Winnebago Industries, Inc. (a)	37,175	781,419

Biotechnology—1.4%
BioMarin Pharmaceutical, Inc. (b)	51,798	1,833,649
Indevus Pharmaceuticals, Inc. (a) (b)	252,527	1,755,063
Metabolix, Inc. (a) (b)	76,583	1,822,675
Myriad Genetics, Inc. (a) (b)	33,559	1,557,809
Theravance, Inc. (a) (b)	42,561	829,940

		7,799,136

Building Products—0.5%
Armstrong World Industries, Inc. (b)	60,971	2,445,547

Capital Markets—1.7%
FCStone Group, Inc. (a) (b)	61,683	2,839,269
GFI Group, Inc. (a) (b)	28,602	2,737,783
Investment Technology Group, Inc.	22,918	1,090,668
JMP Group, Inc. (a)	104,717	888,000
Stifel Financial Corp. (a)	33,714	1,772,345

		9,328,065

Chemicals—1.8%
Cytec Industries, Inc.	47,959	2,953,315
FMC Corp.	43,350	2,364,743
Minerals Technologies, Inc.	27,249	1,824,321
Penford Corp.	53,694	1,374,029
The Scotts Miracle-Gro Co.	25,965	971,610
ZEP, Inc. (a) (b)	26,355	365,544

		9,853,562

Commercial Banks—3.9%
CVB Financial Corp. (a)	126,266	1,305,590
East West Bancorp, Inc. (a)	44,084	1,068,155
First Community Bancorp, Inc. (a)	37,348	1,540,232
First Midwest Bancorp, Inc. (a)	57,104	1,747,382
First State Bancorp	87,928	1,222,199
Hancock Holding Co. (a)	44,357	1,694,437
IBERIABANK Corp. (a)	44,621	2,086,032
Pennsylvania Commerce Bancorp, Inc. (a) (b)	34,100	949,685
Prosperity Bancshares, Inc. (a)	70,168	2,062,238
Signature Bank (b)	71,439	2,411,066
Sterling Bancshares, Inc. (a)	212,453	2,370,976

Security Description	Shares	Value*

Commercial Banks—(Continued)
The Colonial BancGroup, Inc. (a)	108,806	$1,473,233
United Community Bank, Inc. (a)	59,027	932,627

		20,863,852

Commercial Services & Supplies—8.4%
ABM Industries, Inc.	77,402	1,578,227
American Ecology Corp.	63,907	1,500,536
Angelica Corp. (a)	4,520	86,332
FTI Consulting, Inc. (b)	57,573	3,548,800
Huron Consulting Group, Inc. (a) (b)	31,570	2,545,489
ICF International, Inc.	61,809	1,561,295
IHS, Inc. (b)	47,270	2,862,671
Innerworkings, Inc. (a) (b)	166,780	2,878,623
Interface, Inc.	107,028	1,746,697
McGrath Rentcorp	83,611	2,152,983
Rollins, Inc.	242,794	4,661,645
Standard Parking Corp. (a) (b)	71,410	3,462,671
Team, Inc. (a)	77,100	2,820,318
The Advisory Board Co. (b)	63,321	4,064,575
The Geo Group, Inc. (b)	132,987	3,723,636
Waste Connections, Inc. (b)	186,181	5,752,993

		44,947,491

Communications Equipment—2.2%
Adtran, Inc.	56,409	1,206,024
Anaren, Inc. (a) (b)	97,990	1,615,855
CommScope, Inc. (a) (b)	21,243	1,045,368
Foundry Networks, Inc. (b)	146,301	2,563,194
Harmonic, Inc. (a) (b)	158,511	1,661,195
Harris Stratex Networks, Inc. (a) (b)	117,801	1,967,277
Sonus Networks, Inc. (a) (b)	277,950	1,620,449

		11,679,362

Computers & Peripherals—0.7%
Brocade Communications Systems, Inc. (b)	273,947	2,010,771
Electronics for Imaging, Inc. (b)	81,321	1,828,096

		3,838,867

Construction & Engineering—0.7%
Michael Baker Corp. (b)	20,008	822,329
Northwest Pipe Co. (a) (b)	78,950	3,090,103

		3,912,432

Construction Materials—0.4%
Texas Industries, Inc. (a)	29,080	2,038,508

Consumer Finance—0.8%
Dollar Financial Corp. (a) (b)	90,033	2,763,113
First Cash Financial Services (b)	114,406	1,679,480

		4,442,593

Containers & Packaging—0.6%
Greif, Inc.	25,242	1,650,069
Rock Tennessee Co.	66,363	1,686,284

		3,336,353

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Portfolio

Schedule of Investments as of December 31, 2007

Common Stock—(Continued)

Security Description	Shares	Value*

Distributors—0.8%
Core-Mark Holding Co., Inc. (a) (b)	16,201	$465,293
LKQ Corp. (a) (b)	179,614	3,775,486

		4,240,779

Diversified Consumer Services—3.5%
Bright Horizons Family Solutions, Inc. (b)	54,314	1,876,006
Capella Education Co. (a) (b)	31,938	2,090,661
Corinthian Colleges, Inc. (a) (b)	135,972	2,093,969
DeVry, Inc.	60,453	3,141,138
INVESTools, Inc. (a) (b)	308,999	5,481,642
Jackson Hewitt Tax Service, Inc. (a)	77,050	2,446,338
New Oriental Education & Technology Group, Inc. (ADR) (b)	24,065	1,939,398

		19,069,152

Diversified Financial Services—0.3%
Portfolio Recovery Associates, Inc. (a) (b)	34,475	1,367,623

Diversified Telecommunication Services—1.4%
Cbeyond, Inc. (a) (b)	58,371	2,275,885
Cogent Communications Group, Inc. (b)	64,173	1,521,542
NTELOS Holdings Corp.	102,451	3,041,770
SureWest Communications (a)	25,329	433,126

		7,272,323

Electric Utilities—1.5%
Allete, Inc. (a)	48,140	1,905,381
ITC Holdings Corp.	85,086	4,800,552
Portland General Electric Co.	50,250	1,395,945

		8,101,878

Electrical Equipment—2.0%
Acuity Brands, Inc.	39,468	1,776,060
Belden, Inc. (a)	33,868	1,507,126
General Cable Corp. (a)	37,946	2,780,683
Hubbell, Inc. (Class B)	19,732	1,018,171
II-VI, Inc. (b)	72,882	2,226,545
Polypore International, Inc.	69,332	1,213,310

		10,521,895

Electronic Equipment & Instruments—3.0%
Agilysys, Inc. (a)	126,779	1,916,898
Anixter International, Inc. (a) (b)	26,818	1,669,957
Excel Technology, Inc. (b)	45,693	1,238,280
Ingram Micro, Inc.	113,178	2,041,731
IPG Photonics Corp. (a) (b)	111,079	2,220,469
Littelfuse, Inc. (b)	91,627	3,020,026
Rofin-Sinar Technologies, Inc. (b)	26,450	1,272,510
Vishay Intertechnology, Inc. (b)	135,251	1,543,214
X-Rite, Inc. (a) (b)	91,277	1,060,639

		15,983,724

Energy Equipment & Services—4.0%
Dresser-Rand Group, Inc. (b)	58,625	2,289,306
Exterran Holdings, Inc. (a) (b)	56,442	4,616,956

Security Description	Shares	Value*

Energy Equipment & Services—(Continued)
Helix Energy Solutions Group, Inc. (a) (b)	133,472	$5,539,088
Mitcham Industries, Inc. (b)	90,181	1,854,121
Oceaneering International, Inc. (b)	29,129	1,961,838
T-3 Energy Services, Inc. (b)	48,473	2,278,716
Tesco Corp. (b)	65,361	1,873,900
Tetra Technologies, Inc. (a) (b)	54,666	851,150

		21,265,075

Food & Staples Retailing—1.1%
Casey’s General Stores, Inc.	57,675	1,707,757
Spartan Stores, Inc.	106,759	2,439,443
Winn-Dixie Stores, Inc. (b)	95,395	1,609,314

		5,756,514

Food Products—0.8%
J&J Snack Foods Corp.	49,179	1,538,319
Ralcorp Holdings, Inc. (b)	42,446	2,580,292

		4,118,611

Gas Utilities—0.8%
UGI Corp.	156,596	4,267,241

Health Care Equipment & Supplies—3.3%
Conceptus, Inc. (a) (b)	101,062	1,944,433
Inverness Medical Innovations, Inc. (a) (b)	57,919	3,253,890
Masimo Corp. (a) (b)	60,711	2,395,049
Meridian Bioscience, Inc.	51,636	1,553,211
NuVasive, Inc. (b)	47,905	1,893,206
Orthofix International NV (b)	75,087	4,352,793
West Pharmaceutical Services, Inc. (a)	57,438	2,331,408

		17,723,990

Health Care Providers & Services—3.1%
Corvel Corp. (b)	61,229	1,409,492
HealthExtras, Inc. (b)	88,085	2,297,257
Healthspring, Inc. (b)	53,732	1,023,595
inVentiv Health, Inc. (b)	60,674	1,878,467
Psychiatric Solutions, Inc. (a) (b)	84,820	2,756,650
RadNet, Inc.	270,269	2,743,230
Skilled Healthcare Group, Inc. (b)	60,964	891,903
Sun Healthcare Group, Inc. (b)	228,976	3,931,518

		16,932,112

Health Care Technology—0.5%
Phase Forward, Inc. (b)	114,180	2,483,415

Hotels, Restaurants & Leisure—1.5%
Ambassadors Intenational, Inc. (a)	41,984	612,127
Bob Evans Farms, Inc. (a)	63,008	1,696,806
CEC Entertainment, Inc. (b)	74,355	1,930,256
Cosi, Inc. (a) (b)	388,872	871,073
Life Time Fitness, Inc. (a) (b)	53,755	2,670,548
McCormick & Schmick’s Seafood Restaurants, Inc. (a) (b)	18,901	225,489

		8,006,299

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Portfolio

Schedule of Investments as of December 31, 2007

Common Stock—(Continued)

Security Description	Shares	Value*

Household Durables—0.3%
Jarden Corp. (a) (b)	62,694	$1,480,205

Industrial Conglomerates—0.4%
Teleflex, Inc.	21,767	1,371,539
Walter Industries, Inc.	23,580	847,229

		2,218,768

Insurance—5.0%
American Equity Investment Life (a)	171,625	1,422,771
American Physicians Capital, Inc.	24,522	1,016,682
Arch Capital Group, Ltd. (b)	36,550	2,571,293
Delphi Financial Group, Inc.	66,043	2,329,997
eHealth, Inc. (b)	37,767	1,212,698
Employers Holdings, Inc.	75,695	1,264,864
First Mercury Financial Corp. (b)	72,300	1,764,120
Midland Co. (a)	36,167	2,339,643
National Financial Partners Corp. (a)	127,084	5,796,300
ProAssurance Corp. (b)	62,578	3,436,784
RLI Corp. (a)	36,518	2,073,857
The Navigators Group, Inc. (b)	29,161	1,895,465

		27,124,474

Internet Software & Services—2.1%
Ariba, Inc. (a) (b)	213,509	2,380,625
DealerTrack Holdings, Inc. (b)	56,019	1,874,956
United Online, Inc.	100,610	1,189,210
VistaPrint, Ltd. (a) (b)	78,840	3,378,294
Vocus, Inc. (b)	70,539	2,435,712

		11,258,797

IT Services—2.4%
Broadridge Financial Solutions, Inc.	147,986	3,319,326
Information Services Group, Inc. (a) (b)	247,229	1,693,519
Perot Systems Corp. (Class A) (b)	99,404	1,341,954
Syntel, Inc. (a)	58,522	2,254,267
Wright Express Corp. (b)	116,470	4,133,520

		12,742,586

Leisure Equipment & Products—0.2%
Steinway Musical Instruments, Inc. (a) (b)	48,226	1,329,591

Life Sciences Tools & Services—1.7%
Affymetrix, Inc. (b)	59,780	1,383,309
Exelixis, Inc. (a) (b)	158,992	1,372,101
Parexel International Corp. (b)	56,362	2,722,285
PerkinElmer, Inc.	79,559	2,070,125
Third Wave Technologies, Inc.	168,087	1,622,039

		9,169,859

Machinery—4.5%
Actuant Corp. (a)	78,946	2,684,953
Barnes Group, Inc. (a)	44,386	1,482,049
CLARCOR, Inc. (a)	43,286	1,643,569
Commercial Vehicle Group, Inc. (a) (b)	67,200	974,400
Harsco Corp.	38,197	2,447,282

Security Description	Shares	Value*

Machinery—(Continued)
Kadant, Inc. (b)	95,490	$2,833,188
Mueller Water Products, Inc. (a)	106,923	1,017,907
Nordson Corp.	28,897	1,674,870
RBC Bearings, Inc. (b)	128,067	5,565,792
The Middleby Corp. (a)	28,898	2,214,165
Wabtec Corp.	52,743	1,816,469

		24,354,644

Media—2.2%
Alloy, Inc. (b)	67,259	633,580
Belo Corp. (Class A)	85,320	1,487,981
Interactive Data Corp.	75,045	2,477,235
John Wiley & Sons, Inc.	86,731	3,715,556
Knology, Inc. (a) (b)	156,433	1,999,214
Live Nation, Inc. (a) (b)	45,885	666,250
National CineMedia, Inc.	38,495	970,459

		11,950,275

Metals & Mining—0.7%
Haynes International, Inc. (b)	15,335	1,065,782
Reliance Steel & Aluminum Co.	49,100	2,661,220

		3,727,002

Multi-Utilities—0.3%
NorthWestern Corp.	50,447	1,488,186

Multiline Retail—0.4%
Dollar Tree Stores, Inc. (b)	86,591	2,244,439

Oil, Gas & Consumable Fuels—3.4%
Arena Resources, Inc. (b)	50,773	2,117,742
ATP Oil & Gas Corp. (b)	25,810	1,304,437
Carrizo Oil & Gas, Inc. (a) (b)	41,575	2,276,231
Mariner Energy, Inc. (b)	84,803	1,940,293
Parallel Petroleum Corp. (b)	86,919	1,532,382
Penn Virginia Corp.	58,926	2,570,941
PetroHawk Energy Corp. (a) (b)	126,251	2,185,405
Petroleum Development Corp. (a) (b)	20,617	1,219,083
St. Mary Land & Exploration Co.	32,916	1,270,887
TXCO Resources, Inc. (a) (b)	140,978	1,700,195

		18,117,596

Personal Products—0.6%
Alberto-Culver Co.	135,810	3,332,777

Pharmaceuticals—1.1%
KV Pharmaceutical Co. (a) (b)	57,909	1,652,723
Perrigo Co.	66,940	2,343,569
Sciele Pharma, Inc. (b)	91,941	1,880,194

		5,876,486

Real Estate Investment Trusts—1.4%
Corporate Office Properties Trust	38,290	1,206,135
Health Care REIT, Inc.	37,570	1,679,003
Kite Realty Group Trust	114,948	1,755,256

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Portfolio

Schedule of Investments as of December 31, 2007

Common Stock—(Continued)

Security Description	Shares	Value*

Real Estate Investment Trusts—(Continued)
LaSalle Hotel Properties	36,302	$1,158,034
Potlatch Corp. (a)	38,108	1,693,520

		7,491,948

Road & Rail—0.5%
Avis Budget Group, Inc. (b)	65,937	857,181
Genesee & Wyoming, Inc. (a) (b)	46,975	1,135,386
Ryder System, Inc.	17,149	806,174

		2,798,741

Semiconductors & Semiconductor Equipment—4.1%
ATMI, Inc. (b)	63,243	2,039,587
Cavium Networks, Inc. (a) (b)	76,148	1,752,927
Cohu, Inc. (a)	78,773	1,205,227
Cypress Semiconductor Corp. (b)	69,923	2,519,326
Diodes, Inc. (a) (b)	38,750	1,165,213
Exar Corp. (a) (b)	116,270	926,672
Fairchild Semiconductor International, Inc. (b)	85,089	1,227,834
Monolithic Power Systems (b)	85,250	1,830,317
NetLogic Microsystems, Inc. (a) (b)	78,087	2,514,401
Tessera Technologies, Inc. (b)	76,905	3,199,248
Verigy, Ltd. (b)	86,000	2,336,620
Volterra Semiconductor Corp. (a) (b)	137,991	1,522,041

		22,239,413

Software—6.2%
Blackbaud, Inc.	86,104	2,414,356
Blackboard, Inc. (b)	64,474	2,595,079
BladeLogic, Inc. (b)	89,755	2,654,055
Epicor Software Corp. (a) (b)	141,187	1,663,183
Informatica Corp. (b)	174,489	3,144,292
Interactive Intelligence, Inc. (b)	68,412	1,802,656
Intervoice, Inc. (b)	136,017	1,086,776
MicroStrategy, Inc. (Class A) (b)	12,866	1,223,557
Parametric Technology Corp. (b)	61,901	1,104,933
Progress Software Corp. (b)	76,144	2,564,530
Quest Software, Inc. (b)	94,964	1,751,136
Radiant Systems, Inc. (b)	95,397	1,643,690
Sybase, Inc. (b)	71,255	1,859,043
Taleo Corp. (a) (b)	88,412	2,632,909
The Ultimate Software Group, Inc. (a) (b)	77,419	2,436,376
Tyler Technologies, Inc. (a)	197,011	2,539,472

		33,116,043

Specialty Retail—1.6%
Borders Group, Inc. (a)	128,793	1,371,645
Dick’s Sporting Goods, Inc. (b)	75,739	2,102,515
Jo-Ann Stores, Inc. (a) (b)	58,846	769,706
Sally Beauty Holdings, Inc. (a) (b)	215,231	1,947,840
Sonic Automotive, Inc. (a)	115,517	2,236,409

		8,428,115

Textiles, Apparel & Luxury Goods—1.8%
Carter’s, Inc. (a) (b)	53,970	1,044,319
FGX International Holdings, Ltd. (b)	32,069	380,018
Fossil, Inc. (b)	89,323	3,749,780
Hanesbrands, Inc. (b)	98,337	2,671,816

Security Description	Shares	Value*

Textiles, Apparel & Luxury Goods—(Continued)
Movado Group, Inc.	72,406	$1,831,148

		9,677,081

Trading Companies & Distributors—1.1%
Aircastle, Ltd. (a)	74,490	1,961,322
Genesis Lease, Ltd. (ADR)	82,475	1,547,231
Kaman Corp.	66,709	2,455,558

		5,964,111

Water Utilities—0.4%
American State Water Co. (a)	31,662	1,193,024
Middlesex Water Co.	55,171	1,045,491

		2,238,515

Wireless Telecommunication Services—0.6%
SBA Communications Corp. (b)	90,341	3,057,139

Total Common Stock (Identified Cost $446,409,368)		521,687,782

Short Term Investments—26.8%
Security Description	Face Amount/ Shares	Value*

Commercial Paper—3.3%
State Street Boston Corp. 1.500%, 01/02/08	$17,430,000	17,429,274

Mutual Funds—23.5%
State Street Navigator Securities Lending Prime Portfolio (c)	126,348,157	126,348,157

Total Short Term Investments (Identified Cost $143,777,431)		143,777,431

Total Investments—123.9% (Identified Cost $590,186,799) (d)		665,465,213
Liabilities in excess of other assets		(128,453,963)

Total Net Assets—100%		$537,011,250

(a)	A portion or all of the security was held on loan. As of December 31, 2007, the market value of securities loaned was $127,388,536 and the collateral received consisted of cash in the amount of $126,348,157 and non cash collateral with a value of $5,130,699. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian.
(b)	Non-Income Producing.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	The aggregate cost of investments for federal income tax purposes as of December 31, 2007 was $590,098,353 and the composition of unrealized appreciation and depreciation of investment securities was $98,135,769 and $(22,768,909), respectively.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Portfolio

Statement of Assets & Liabilities

December 31, 2007

Assets
Investments at value (a) (b)		$665,465,213
Cash		963
Receivable for:
Securities sold		154,526
Fund shares sold		357,273
Accrued interest and dividends		337,688

Total Assets		666,315,663
Liabilities
Payable for:
Securities purchased	$1,143,508
Fund shares redeemed	1,328,700
Collateral for securities loaned	126,348,157
Accrued expenses:
Management fees	388,993
Service and distribution fees	31,008
Deferred directors’ fees	25,384
Other expenses	38,663

Total Liabilities		129,304,413

Net Assets		$537,011,250

Net assets consists of:
Capital paid in		$392,106,882
Overdistributed net investment income		(28,803)
Accumulated net realized gains		69,654,757
Unrealized appreciation on investments		75,278,414

Net Assets		$537,011,250

Computation of offering price:
Class A
Net asset value and redemption price per share ($365,435,442 divided by 1,475,546 shares outstanding)		$247.66

Class B
Net asset value and redemption price per share ($108,141,760 divided by 443,393 shares outstanding)		$243.90

Class E
Net asset value and redemption price per share ($63,434,048 divided by 258,723 shares outstanding)		$245.18

(a) Identified cost of investments		$590,186,799

(b)	Includes cash collateral for securities loaned of $126,348,157.

Statement of Operations

For the Year Ended December 31, 2007

Investment Income
Dividends		$3,512,677
Interest		1,095,276 (a)

		4,607,953
Expenses
Management fees	$4,791,224
Service and distribution fees—Class B	221,983
Service and distribution fees—Class E	95,053
Directors’ fees and expenses	26,369
Custodian	59,771
Audit and tax services	31,738
Legal	5,968
Printing	161,796
Insurance	5,642
Miscellaneous	14,518

Total expenses	5,414,062
Expense reductions	(53,473)
Management fee waivers	(267,142)	5,093,447

Net Investment Loss		(485,494)

Realized and Unrealized Gain (Loss)
Realized gain on:
Investments—net		70,495,073
Change in unrealized depreciation on:
Investments—net		(12,514,559)

Net gain		57,980,514

Net Increase in Net Assets From Operations		$57,495,020

(a)	Includes net income on securities loaned of $381,762.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2007	Year ended December 31, 2006
From Operations
Net investment income (loss)	$(485,494)	$672,037
Net realized gain	70,495,073	59,329,511
Unrealized appreciation (depreciation)	(12,514,559)	10,378,151

Increase in net assets from operations	57,495,020	70,379,699

From Distributions to Shareholders
Net investment income
Class A	(315,188)	0

	(315,188)	0

Net realized gain
Class A	(43,303,902)	(32,197,782)
Class B	(9,064,930)	(3,394,432)
Class E	(7,088,373)	(5,098,161)

	(59,457,205)	(40,690,375)

Total distributions	(59,772,393)	(40,690,375)

Increase in net assets from capital share transactions	40,143,772	42,258,597

Total increase in net assets	37,866,399	71,947,921

Net Assets
Beginning of the period	499,144,851	427,196,930

End of the period	$537,011,250	$499,144,851

Undistributed (Overdistributed) Net Investment Income
End of the period	$(28,803)	$357,774

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2007		Year ended December 31, 2006
	Shares	$	Shares	$
Class A
Sales	359,286	$91,646,470	334,929	$81,454,033
Reinvestments	181,587	43,619,090	131,468	32,197,782
Redemptions	(556,927)	(140,977,220)	(483,757)	(116,923,162)

Net decrease	(16,054)	$(5,711,660)	(17,360)	$(3,271,347)

Class B
Sales	211,111	$52,345,787	184,495	$44,212,938
Reinvestments	38,255	9,064,930	14,005	3,394,432
Redemptions	(79,387)	(19,520,838)	(35,004)	(8,256,711)

Net increase	169,979	$41,889,879	163,496	$39,350,659

Class E
Sales	58,013	$14,543,308	61,619	$15,109,940
Reinvestments	29,777	7,088,373	20,970	5,098,161
Redemptions	(70,970)	(17,666,128)	(59,214)	(14,028,816)

Net increase	16,820	$3,965,553	23,375	$6,179,285

Increase derived from capital share transactions		$40,143,772		$42,258,597

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Portfolio

Financial Highlights

	Class A
	Year ended December 31,
	2007		2006	2005	2004	2003
Net Asset Value, Beginning of Period	$249.37		$232.80	$220.60	$189.55	$138.89

Income From Investment Operations
Net investment income (loss)	(0.08	)(a)	0.45	0.11	(0.27)	(0.34)
Net realized and unrealized gain on investments	28.82		37.97	14.79	31.32	51.00

Total from investment operations	28.74		38.42	14.90	31.05	50.66

Less Distributions
Distributions from net investment income	(0.22)		0.00	0.00	0.00	0.00
Distributions from net realized capital gains	(30.23)		(21.85)	(2.70)	0.00	0.00

Total distributions	(30.45)		(21.85)	(2.70)	0.00	0.00

Net Asset Value, End of Period	$247.66		$249.37	$232.80	$220.60	$189.55

Total Return (%)	11.9		16.7	6.9	16.4	36.5
Ratio of operating expenses to average net assets before expense reductions (%)	0.90		0.93	0.94	0.98	0.99
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.89		0.92	0.91	0.95	N/A
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (c)	0.95		0.98	0.94	0.98	0.99
Ratio of net investment income (loss) to average net assets (%)	(0.03)		0.18	0.05	(0.13)	(0.21)
Portfolio turnover rate (%)	64		76	101	135	118
Net assets, end of period (000)	$365,435		$371,963	$351,279	$368,666	$348,406

	Class B
	Year ended December 31,
	2007		2006	2005	2004	2003
Net Asset Value, Beginning of Period	$246.37		$230.75	$219.20	$188.59	$138.20

Income From Investment Operations
Net investment income (loss)	(0.67	)(a)	0.12	(0.25)	0.08	(0.24)
Net realized and unrealized gain on investments	28.43		37.35	14.50	30.53	50.63

Total from investment operations	27.76		37.47	14.25	30.61	50.39

Less Distributions
Distributions from net realized capital gains	(30.23)		(21.85)	(2.70)	0.00	0.00

Total distributions	(30.23)		(21.85)	(2.70)	0.00	0.00

Net Asset Value, End of Period	$243.90		$246.37	$230.75	$219.20	$188.59

Total Return (%)	11.6		16.4	6.7	16.2	36.5
Ratio of operating expenses to average net assets before expense reductions (%)	1.15		1.18	1.19	1.23	1.24
Ratio of operating expenses to average net assets after expense reductions (%) (b)	1.14		1.17	1.17	1.20	N/A
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (c)	1.20		1.23	1.19	1.23	1.24
Ratio of net investment loss to average net assets (%)	(0.27)		(0.02)	(0.16)	(0.07)	(0.46)
Portfolio turnover rate (%)	64		76	101	135	118
Net assets, end of period (000)	$108,142		$67,360	$25,364	$6,440	$98

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(c)	See Note 4 in the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Portfolio

Financial Highlights

	Class E
	Year ended December 31,
	2007		2006	2005	2004	2003
Net Asset Value, Beginning of Period	$247.29		$231.34	$219.57	$188.95	$138.65

Income From Investment Operations
Net investment income (loss)	(0.45	)(a)	0.14	(0.21)	(0.45)	(0.37)
Net realized and unrealized gain on investments	28.57		37.66	14.68	31.07	50.67

Total from investment operations	28.12		37.80	14.47	30.62	50.30

Less Distributions
Distributions from net realized capital gains	(30.23)		(21.85)	(2.70)	0.00	0.00

Total distributions	(30.23)		(21.85)	(2.70)	0.00	0.00

Net Asset Value, End of Period	$245.18		$247.29	$231.34	$219.57	$188.95

Total Return (%)	11.7		16.5	6.8	16.2	36.3
Ratio of operating expenses to average net assets before expense reductions (%)	1.05		1.08	1.09	1.13	1.14
Ratio of operating expenses to average net assets after expense reductions (%) (b)	1.04		1.07	1.06	1.10	N/A
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (c)	1.10		1.13	1.09	1.13	1.14
Ratio of net investment income (loss) to average net assets (%)	(0.18)		0.03	(0.10)	(0.26)	(0.37)
Portfolio turnover rate (%)	64		76	101	135	118
Net assets, end of period (000)	$63,434		$59,821	$50,554	$47,131	$31,759

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(c)	See Note 4 in the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Portfolio

Notes to Financial Statements—December 31, 2007

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The Loomis Sayles Small Cap Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

MSF-13

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Portfolio

Notes to Financial Statements—December 31, 2007—(Continued)

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated day-to-day responsibility for valuing Portfolio assets to the subadviser of the Portfolio, who values such assets as described above and operates under procedures approved by the Board.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

MSF-14

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Portfolio

Notes to Financial Statements—December 31, 2007—(Continued)

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Options:

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

As of December 31, 2007, the Portfolio had no capital loss carryovers.

MSF-15

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Portfolio

Notes to Financial Statements—December 31, 2007—(Continued)

The tax character of distributions paid for the periods ended December 31, 2007 and 2006 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2007	2006	2007	2006	2007	2006	2007	2006
$10,856,813	$8,987,266	$48,915,580	$31,703,109	$—	$—	$59,772,393	$40,690,375

As of December 31, 2007, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation	Loss Carryforwards	Total
$19,099,788	$50,466,523	$75,366,860	$—	$144,933,171

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

Expense Reductions:

Certain Portfolio trades are directed to brokers who paid a portion of the Portfolio’s expenses. Amounts paid for the Portfolio are shown as expense reductions in the Statement of Operations.

3.	INVESTMENT TRANSACTIONS:

For the year ended December 31, 2007, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$0	$328,703,186	$0	$347,225,198

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2007	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
$4,791,224	0.900%	Of the first $500 million
	0.850%	On amounts in excess of $500 million

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Loomis, Sayles & Co., L.P. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2007 to April 30, 2008, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio at the annual rate of 0.05% of average daily net assets. Amounts waived for the year ended December 31, 2007 are shown as management fee waivers in the Statement of Operations.

MSF-16

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Portfolio

Notes to Financial Statements—December 31, 2007—(Continued)

Service and Distribution Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing, the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the year ended December 31, 2007 are shown as Service and Distribution fees in the Statement of Operations.

5.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolios’ behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Portfolio receives 80% of the annual net income from securities lending transactions, which is included in interest income of the Portfolio. The remaining 20% is paid to the custodian as compensation for its securities lending services. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. Any outstanding loans by the Portfolio at December 31, 2007 are footnoted in the Schedule of Investments.

6.	REGULATORY MATTERS:

As previously reported, in May 2004, General American received a Wells Notice stating that the SEC staff was considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws against General American with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through General American. General American responded to the SEC staff and cooperated with the investigation. On August 9, 2007, the SEC announced that it had settled an enforcement action regarding late trading against General American with, among other things, General American agreeing to pay a civil penalty and to comply with certain undertakings. General American consented to the SEC’s order without admitting or denying the findings. MetLife Advisers has also advised the Fund’s Board of Directors that, while certain exceptions to the Fund’s policies have been noted, no situations have been identified that would have a material impact on the financial position of the Fund.

7.	RECENT ACCOUNTING PRONOUNCEMENTS:

Effective June 29, 2007, the Fund implemented Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109” (“FIN 48”). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Fund, and has determined that the adoption of FIN 48 does not have a material impact on the Fund’s financial statements. The Fund files U.S. tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s tax returns remains open for the years ended December 31, 2004 through December 31, 2006.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

MSF-17

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of the Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Loomis Sayles Small Cap Portfolio, one of the portfolios constituting the Metropolitan Series Fund, Inc. (the “Fund”) as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Loomis Sayles Small Cap Portfolio of the Metropolitan Series Fund, Inc. as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 21, 2008

MSF-18

Metropolitan Series Fund, Inc.

Directors and Officers

The Fund’s Directors review actions of the Fund’s investment adviser and subadvisers, and decide upon matters of general policy. The Fund’s officers supervise the daily business operations of the Fund. The Board of Directors and the Fund’s officers are listed below. Each Director is responsible for overseeing all 36 Portfolios of the Fund. There is no limit to the term a Director may serve. Directors serve until their resignation, retirement or removal in accordance with the Fund’s organizational documents and policies adopted by the Board from time to time. Officers hold office at the pleasure of the Board or until the election or appointment and the qualification of a successor. The address of the directors and officers is c/o Metropolitan Series Fund, Inc., 501 Boylston Street, Boston, MA 02116.

Interested Directors(1)

Each Director below is an “interested person” (as defined by the 1940 Act) with respect to the Fund in that Ms. Forget is an employee of MetLife and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Elizabeth M. Forget Age: 41	Director, Chairman of the Board, President and Chief Executive Officer	2006	Senior Vice President (since 2007), MetLife, Inc.; President, Met Investors Advisory, LLC (“MIA”); Trustee and President, Met Investors Series Trust (“MIST”); Executive Vice President, MetLife Investors Group, Inc.; President (since 2006), MetLife Advisers.	81

Arthur G. Typermass Age: 70	Director	1998	Formerly, Senior Vice President and Treasurer, MetLife.	37

Non-Interested Directors(1)

Each Director below is not an “interested person” (as defined by the 1940 Act) with respect to the Fund (collectively, the “Independent Directors”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† Age: 70	Director	1985	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	37

Linda B. Strumpf Age: 60	Director	2000	Vice President and Chief Investment Officer, Ford Foundation.	37

Michael S. Scott Morton† Age: 70	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, MIT.	37

H. Jesse Arnelle Age: 74	Director	2001	Formerly, Counsel, Womble Carlyle Sandrie & Rice; Director, Textron Inc. (global multi-industry company)*; formerly, Director, Gannet Co. Inc. (diversified news and information company)*; formerly, Director, Eastman Chemical Company (global chemical company)*; formerly, Director, Waste Management, Inc.*; formerly, Director, Armstrong Holdings Inc. (parent company of floor and ceiling products business)*; formerly, Director, FPL Group Inc. (public utility holding company)*; Director, URS Corporation (engineering design services firm)*.	37

Nancy Hawthorne Age: 56	Director	2003	Director, Avid Technologies (computer software company)*; formerly, Chairman of the Board of Avid Technologies; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Chief Executive Officer, Clerestory LLC (corporate financial advisor); formerly, Trustee, New England Zenith Fund (“Zenith Fund”)**; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company )*.	37

MSF-19

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
John T. Ludes Age: 71	Director	2003	President, LFP Properties (consulting firm); Formerly, Trustee, Zenith Fund**; formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	37

Officers(1)

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey P. Halperin	40	Chief Compliance Officer	2006	Vice President (since 2006), Corporate Ethics and Compliance Department, MetLife, Inc.; Chief Compliance Officer (since 2006), MetLife Advisers, MIA and MIST.

John F. Guthrie, Jr.	64	Senior Vice President	2002	Manager and Senior Vice President, MetLife Advisers; Vice President, MetLife; Vice President (since 2003), MetLife Group, Inc.; Vice President, NELICO; Vice President (since 2005), MIA; formerly, Senior Vice President, Zenith Fund**.

Alan C. Leland	55	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Treasurer (since 2005), Met Investors Advisory, LLC; Vice President (since 2004), MIA; Vice President (since 2003), MetLife Group, Inc.; Vice President, MetLife; Senior Vice President, NELICO

Peter Duffy	52	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers (since 1998); Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife Group, Inc.; formerly, Vice President and Treasurer, Zenith Fund**.

Thomas M. Lenz	49	Vice President and Secretary	2002	General Counsel and Secretary, MetLife Advisers; Assistant General Counsel, MetLife; formerly, Vice President and Secretary, Zenith Fund**.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
**	The Zenith Fund deregistered with the Securities and Exchange Commission (“SEC”) in 2004.
(†)	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the “State Street Research Funds”).
(1)	Each Director of the Fund also serves as trustee of Metropolitan Series Fund II (“Met Series Fund II”), a registered investment company advised by MetLife Advisers. Each officer of the Fund serves in the same position with Met Series Fund II, which consists of one portfolio.
(2)	Previous positions during the past five years with the Fund, MIST, MetLife, MetLife Advisers, MIA, Zenith Fund, NELICO or New England Securities Corporation are omitted if not materially different.
(3)	The Fund Complex includes the Fund (36 portfolios), Met Series Fund II (1 portfolio) and MIST (44 portfolios)

MSF-20

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Fund’s Contract Review Committees of the Board of Directors (the “Board”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (collectively, the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals at the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers, the Fund’s investment adviser, and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through the subadvisers’ responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies and the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (viii) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (ix) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (x) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xi) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee on September 12, 2007, the Board, at its November 15, 2007 meeting, approved the continuation through December 31, 2008 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio of the Fund. The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the establishment of the investment strategies of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of Subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

MSF-21

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ recommendations regarding reductions in Fee rates, implementation of Fee breakpoints and institution of Fee waivers and expense caps.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and their affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

MSF-22

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution, brokerage and transfer agency services to the Portfolios, and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2008.

MSF-23

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2007 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-24

Metropolitan Series Fund, Inc. MetLife Aggressive Allocation Portfolio Annual Report	December 31, 2007

Letter from the President

February 1, 2008

Letter to Policy Holders:

2007 was a tumultuous year in the financial markets driven by concerns in the credit markets surrounding sub-prime mortgages and fears of recession in the U.S. Economy. The broad markets were mixed, with the Dow Jones Industrial Average up 8.9% and the MSCI EAFE Index, which measures the performance of international equities, up 11.2% for the year, while the Russell 2000 Index, which measures the performance of small capitalization stocks, was down 1.6%.

In the fixed income markets, credit spreads increased as a result of the pressure from sub-prime mortgage crisis and the Federal Reserve lowered interest rates by a total of 1% during the year. The Lehman Brothers Aggregate Bond Index posted a 7.0% return for the year.

On the following pages, you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth Forget

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

MetLife Aggressive Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the year ended December 31, 2007, the Class A shares of the MetLife Aggressive Allocation Portfolio returned 3.5% compared to the 5.7% return of the Wilshire 5000 Index1 and the 6.5% return of the Lehman Brothers U.S. Universal Bond Index2. Considering that no single index or benchmark can accurately capture the multiple asset class design of the Portfolio, we have created a blended benchmark comprised of several indices for use in portfolio design and evaluation purposes. Specifically, the blended benchmark for the MetLife Aggressive Allocation Portfolio consists of an 80% allocation to the Wilshire 5000 Index and a 20% allocation to the Morgan Stanley Capital International EAFE Index3. During the twelve-month period ended December 31, 2007, the blended benchmark returned 6.8%.

PORTFOLIO REVIEW

Concerns about subprime mortgages and the strength of the overall economy initially surfaced in the first half of 2007, but they were mostly brushed off. It was not until the second half of the year that those concerns intensified. Most economic statistics at the end of 2007 indicated a weakening economy: a sharp decrease in New and Existing Home Sales, a drop in Consumer Confidence, a rise in the Unemployment Rate, and a decline in the Purchasing Managers Index.

During 2007, large cap stocks, as measured by the Standard & Poor’s 500 Index4 return of 5.5%, did better than small cap stocks, as measured by the -1.6% return of the Russell 2000 Index5. Growth style stocks generally held up better than value style stocks. There was a wide dispersion among the various sectors of the S&P Index: Energy and Materials were up 34% and 22% respectively, while Financials (-19%) and Consumer Discretionary (-13%) were down sharply. On a local basis, foreign stocks were also up modestly for the year, but U.S. based investors benefited from a weak dollar to receive an 11.2% return as measured by the MSCI EAFE Index.

Investment grade bonds, as measured by the Lehman Brothers Aggregate Bond Index6, posted a 7.0% return in response to a decline in interest rates across the yield curve. Below investment grade bonds, while still eking out a positive return for the year, were adversely impacted by credit concerns brought about by the subprime mortgage crisis. Treasuries and Treasury Inflation Protected Securities (TIPS) were the best performing investment grade sectors, while the credit based sectors lagged.

The MetLife Aggressive Allocation Portfolio is a “fund of funds” that invests in other Portfolios of the Metropolitan Series Fund, Inc. and the Met Investors Series Trust. The Portfolio’s initial target allocations were 100% in equity investments and 0% in fixed income investments, although we expect that there may be some cash held by the equity Portfolios. The MetLife Aggressive Allocation Portfolio is considered the most aggressive of the five Asset Allocation Portfolios.

The only change in the Portfolio during the period was a slight adjustment for the underlying Portfolios as of May 1, 2007. We also rebalanced the Portfolio on a quarterly basis to bring it back into line with the underlying Portfolio targets and the desired risk level.

The largest source of underperformance over the past year was poor security selection within several of the underlying equity Portfolios. This impact was intensified by the large (100%) weighting to equities in general. These Portfolios did not perform as well as we would have expected given their asset allocation among the segments of the capital markets. Detracting the most from performance were the Harris Oakmark International Portfolio, which was down 1% for the year compared to an 11% return of foreign stocks overall, as measured by the MSCI EAFE Index, and the Legg Mason Value Equity Portfolio, which fell nearly 6% compared to the 5.5% return of the S&P 500 Index. Although its position was relatively small (2%) and its performance was in line with the real estate indices, the Neuberger Berman Real Estate Portfolio was down sharply for the year (-14.8%) relative to the broad equity market. This had an adverse impact on the Portfolio’s performance.

Among the underlying Portfolios that had positive security selection and added to relative performance were the Met/AIM Small Cap Growth Portfolio, the Jennison Growth Portfolio, and the T. Rowe Price Large Cap Growth Portfolio. Among the equity funds, growth oriented funds like these performed better than the broad equity market and added relative value to the Portfolio’s performance.

* The views expressed above are those of the advisory firm as of December 31, 2007 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

1 The Wilshire 5000 Index measures the performance of all U.S. headquartered equity securities with readily available price data.

2 The Lehman Brothers U.S. Universal Bond Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-EIRSA portion of the Commercial Mortgage Backed Securities Index and the Commercial Mortgage Backed Securities High Yield Index.

3 The Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE Index”) is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada.

4 The Standard & Poor’s (S&P) 500® Stock Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange.

5 The Russell 2000® Index is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000® Index.

6 Lehman Brothers® Aggregate Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC.

MSF-2

Metropolitan Series Fund, Inc.

MetLife Aggressive Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO

THE WILSHIRE 5000 STOCK INDEX AND THE LEHMAN BROTHERS

UNIVERSAL BOND INDEX

Average Annual Returns as of December 31, 2007

	MetLife Aggressive Allocation Portfolio		Wilshire 5000 Stock Index	Lehman Brothers Universal Bond Index
	Class A	Class B
1 Year	3.5%	3.3%	5.7%	6.5%
Since Inception	12.0	11.7	12.4	5.1

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception date of the Class A and Class B shares is 5/2/05. Index since inception return is based on the Portfolio’s inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION as of December 31, 2007

Top Holdings

% of Total Net Assets
Metropolitan Series Fund, Inc.—Davis Venture Value Portfolio, (Class A)	12.1%
Metropolitan Series Fund, Inc.—Neuberger Berman Mid Cap Value Portfolio, (Class A)	9.3%
Metropolitan Series Fund, Inc.—BlackRock Large Cap Value Portfolio, (Class A)	9.2%
Metropolitan Series Fund, Inc.—T. Rowe Price Large Cap Growth Portfolio, (Class A)	9.1%
Met Investors Series Trust—Harris Oakmark International Portfolio, (Class A)	8.9%
Metropolitan Series Fund, Inc.—Julius Baer International Stock Portfolio, (Class A)	8.9%
Met Investors Series Trust—Legg Mason Value Equity Portfolio, (Class A)	6.9%
Met Investors Series Trust—Lazard Mid-Cap Portfolio, (Class A)	5.8%
Metropolitan Series Fund, Inc.—Jennison Growth Portfolio, (Class A)	5.1%
Met Investors Series Trust—Dreman Small Cap Value Portfolio, (Class A)	4.9%

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2007 through December 31, 2007.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period* July 1, 2007 to December 31, 2007
MetLife Aggressive Allocation—Class A(a)(b)	Actual	0.85%	$1,000.00	$958.40	$4.20
	Hypothetical	0.85%	$1,000.00	$1,020.87	$4.33

MetLife Aggressive Allocation—Class B(a)(b)	Actual	1.10%	$1,000.00	$956.80	$5.43
	Hypothetical	1.10%	$1,000.00	$1,019.59	$5.60

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects an expense agreement between MetLife Advisers, LLC and the Portfolio as described under Expense Agreement in Note 4 to the Financial Statements.

(b) The annualized expense ratio reflects the expenses of both the Portfolio and the underlying Portfolios in which it invests.

MSF-4

Metropolitan Series Fund, Inc.

MetLife Aggressive Allocation Portfolio

Schedule of Investments as of December 31, 2007

Mutual Funds—100.0%

Security Description	Shares	Value*

Affiliated Investment Companies—100.0%
Met Investors Series Trust—BlackRock Large Cap Core Portfolio, (Class A)	654,715	$7,293,526
Met Investors Series Trust—Dreman Small Cap Value Portfolio, (Class A)	849,706	11,530,516
Met Investors Series Trust—Harris Oakmark International Portfolio, (Class A)	1,223,694	21,133,191
Met Investors Series Trust—Lazard Mid-Cap Portfolio, (Class A)	1,127,095	13,716,746
Met Investors Series Trust—Legg Mason Value Equity Portfolio, (Class A)	1,552,046	16,296,478
Met Investors Series Trust—Met/AIM Small Cap Growth Portfolio, (Class A)	631,867	9,389,545
Met Investors Series Trust—Neuberger Berman Real Estate Portfolio, (Class A)	322,079	4,534,878
Metropolitan Series Fund, Inc.—BlackRock Large Cap Value Portfolio, (Class A)	1,597,668	21,744,262
Metropolitan Series Fund, Inc.—Davis Venture Value Portfolio, (Class A)	784,911	28,602,167
Metropolitan Series Fund, Inc.—Julius Baer International Stock Portfolio, (Class A)	1,315,667	21,103,294
Metropolitan Series Fund, Inc.—FI Mid Cap Opportunities Portfolio, (Class A)	439,400	9,288,913
Metropolitan Series Fund, Inc.—Jennison Growth Portfolio, (Class A)	892,547	12,156,493
Metropolitan Series Fund, Inc.—MetLife Stock Index Portfolio, (Class A)	258,550	9,566,345
Metropolitan Series Fund, Inc.—Neuberger Berman Mid Cap Value Portfolio, (Class A)	1,033,563	21,973,545
Metropolitan Series Fund, Inc.—Russell 2000 Index Portfolio, (Class A)	495,720	7,029,313
Metropolitan Series Fund, Inc.—T. Rowe Price Large Cap Growth Portfolio, (Class A)	1,314,893	21,669,437

Total Mutual Funds (Identified Cost $236,328,856)		237,028,649

Total Investments—100.0% (Identified Cost $236,328,856)(a)		237,028,649
Liabilities in excess of other assets		(49,197)

Total Net Assets—100%		$236,979,452

(a)	The aggregate cost of investments for federal income tax purposes as of December 31, 2007 was $236,646,390 and the composition of unrealized appreciation and depreciation of investment securities was $4,136,908 and $(3,754,649), respectively.

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

MetLife Aggressive Allocation Portfolio

Statement of Assets & Liabilities

December 31, 2007

Assets
Investments at value (a)		$237,028,649
Receivable for:
Securities sold		63,978
Fund shares sold		633,481
Due from investment adviser		21,378

Total Assets		237,747,486
Liabilities
Payable for:
Fund shares redeemed	$697,460
Due to custodian bank	12
Accrued expenses:
Service and distribution fees	42,400
Other expenses	28,162

Total Liabilities		768,034

Net Assets		$236,979,452

Net assets consists of:
Capital paid in		$229,590,881
Undistributed net investment income		1,099,563
Accumulated net realized gains		5,589,215
Unrealized appreciation on investments		699,793

Net Assets		$236,979,452

Computation of offering price:
Class A
Net asset value and redemption price per share ($37,714,855 divided by 2,978,010 shares outstanding)		$12.66

Class B
Net asset value and redemption price per share ($199,264,597 divided by 15,798,733 shares outstanding)		$12.61

(a) Identified cost of investments		$236,328,856

Statement of Operations

For the Year Ended December 31, 2007

Investment Income
Dividends from Underlying Portfolios		$783,007

Expenses
Management fees	$149,301
Service and distribution fees—Class B	296,825
Directors’ fees and expenses	811
Custodian	28,091
Audit and tax services	18,574
Legal	2,034
Miscellaneous	9,656

Total expenses	505,292
Expense reimbursements	(59,166)	446,126

Net Investment Income		336,881

Realized and Unrealized Gain (Loss)
Realized gain on:
Investments—net	2,714,882
Capital gain distributions from Underlying Portfolios	3,868,440	6,583,322

Change in unrealized depreciation on:
Investments—net		(5,112,445)

Net gain		1,470,877

Net Increase in Net Assets From Operations		$1,807,758

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

MetLife Aggressive Allocation Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2007	Year ended December 31, 2006
From Operations
Net investment income	$336,881	$199,452
Net realized gain	6,583,322	1,419,233
Unrealized appreciation (depreciation)	(5,112,445)	5,934,835

Increase in net assets from operations	1,807,758	7,553,520

From Distributions to Shareholders
Net investment income
Class A	(77,815)	(95,705)
Class B	(60,916)	(195,268)

	(138,731)	(290,973)

Net realized gain
Class A	(49,715)	(401,661)
Class B	(175,134)	(860,147)

	(224,849)	(1,261,808)

Total distributions	(363,580)	(1,552,781)

Increase in net assets from capital share transactions	148,801,089	70,483,007

Total increase in net assets	150,245,267	76,483,746

Net Assets
Beginning of the period	86,734,185	10,250,439

End of the period	$236,979,452	$86,734,185

Undistributed Net Investment Income
End of the period	$1,099,563	$114,329

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2007		Year ended December 31, 2006
	Shares	$	Shares	$
Class A
Sales	2,177,073	$28,039,123	1,879,417	$21,558,817
Reinvestments	9,818	127,530	43,514	497,366
Redemptions	(790,860)	(10,188,504)	(596,785)	(6,765,139)

Net increase	1,396,031	$17,978,149	1,326,146	$15,291,044

Class B
Sales	13,383,674	$170,207,545	5,162,802	$58,794,816
Shares issued through acquisition	0	0	631,555	7,224,995
Reinvestments	18,214	236,050	92,580	1,055,415
Redemptions	(3,098,906)	(39,620,655)	(1,051,226)	(11,883,263)

Net increase	10,302,982	$130,822,940	4,835,711	$55,191,963

Increase derived from capital share transactions		$148,801,089		$70,483,007

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

MetLife Aggressive Allocation Portfolio

Financial Highlights

	Class A
	Year ended December 31,
	2007	2006	2005(a)
Net Asset Value, Beginning of Period	$12.29	$11.21	$10.00

Income From Investment Operations
Net investment income	0.06 (b)	0.12	0.04
Net realized and unrealized gain on investments	0.37	1.62	1.24

Total from investment operations	0.43	1.74	1.28

Less Distributions
Distributions from net investment income	(0.04)	(0.13)	(0.04)
Distributions from net realized capital gains	(0.02)	(0.53)	(0.03)

Total distributions	(0.06)	(0.66)	(0.07)

Net Asset Value, End of Period	$12.66	$12.29	$11.21

Total Return (%)	3.5	16.1	12.7	(c)
Ratio of operating expenses to average net assets (%) (e)	0.10	0.10	0.10	(d)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (g)	0.14	0.17	1.76	(d)
Ratio of net investment income to average net assets (%) (f)	0.47	0.83	1.53	(d)
Portfolio turnover rate (%)	25	37	57	(d)
Net assets, end of period (000)	$37,715	$19,444	$2,867

	Class B
	Year ended December 31,
	2007	2006	2005(a)
Net Asset Value, Beginning of Period	$12.24	$11.19	$10.00

Income From Investment Operations
Net investment income	0.02 (b)	0.10	0.03
Net realized and unrealized gain on investments	0.38	1.60	1.23

Total from investment operations	0.40	1.70	1.26

Less Distributions
Distributions from net investment income	(0.01)	(0.12)	(0.04)
Distributions from net realized capital gains	(0.02)	(0.53)	(0.03)

Total distributions	(0.03)	(0.65)	(0.07)

Net Asset Value, End of Period	$12.61	$12.24	$11.19

Total Return (%)	3.3	15.7	12.6	(c)
Ratio of operating expenses to average net assets (%) (e)	0.35	0.35	0.35	(d)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (g)	0.39	0.42	2.01	(d)
Ratio of net investment income to average net assets (%) (f)	0.16	0.31	1.29	(d)
Portfolio turnover rate (%)	25	37	57	(d)
Net assets, end of period (000)	$199,265	$67,290	$7,384

(a)	Commencement of operations was May 2, 2005.
(b)	Per share amount is based on average shares outstanding during the period.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	The ratio of operating expenses to average net assets does not include expenses of investment companies in which the Portfolio invests.
(f)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying Portfolios in which it invests.
(g)	See Note 4 in the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

MetLife Aggressive Allocation Portfolio

Notes to Financial Statements—December 31, 2007

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The MetLife Aggressive Allocation Portfolio (the “Asset Allocation Portfolio”) is a non-diversified series of the fund. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by MetLife Advisers, LLC (“MetLife Advisers”) or its affiliates (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although not all Portfolios are available to all such separate accounts. The Asset Allocation Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Asset Allocation Portfolio are named Class A and Class B. The classes of the Asset Allocation Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Asset Allocation Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

The net asset value of the Asset Allocation Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Asset Allocation Portfolio invests. The Underlying Portfolios that are series of the Fund will use fair value pricing in the circumstances and manner described below. For more information about the use of fair value pricing by the Underlying Portfolios that are series of Met Investors Series Trust (“MIST”), please refer to the prospectus for such Underlying Portfolios.

The Underlying Portfolios that are series of the Fund are valued as follows:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When an Underlying Portfolio uses

MSF-9

Metropolitan Series Fund, Inc.

MetLife Aggressive Allocation Portfolio

Notes to Financial Statements—December 31, 2007—(Continued)

fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Underlying Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Underlying Portfolios expect to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Underlying Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Underlying Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Underlying Portfolio values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Underlying Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated day-to-day responsibility for valuing Underlying Portfolio assets to MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”) or the subadviser of the Underlying Portfolio, as applicable, who values such assets as described above and operates under procedures approved by the Board.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Federal Income Taxes:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

As of December 31, 2007, the Asset Allocation Portfolio had no capital loss carryovers.

The tax character of distributions paid for the periods ended December 31, 2007 and 2006 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2007	2006	2007	2006	2007	2006	2007	2006
$363,580	$678,179	$—	$874,602	$—	$—	$363,580	$1,552,781

As of December 31, 2007, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation	Loss Carryforwards	Total
$2,154,583	$4,851,731	$382,259	$—	$7,388,573

MSF-10

Metropolitan Series Fund, Inc.

MetLife Aggressive Allocation Portfolio

Notes to Financial Statements—December 31, 2007—(Continued)

Dividends and Distributions to Shareholders:

The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

3.	INVESTMENT TRANSACTIONS:

For the year ended December 31, 2007, purchases and sales of Underlying Portfolios by the Asset Allocation Portfolio were $190,273,717 and $37,644,192, respectively.

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Asset Allocation Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2007	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
$149,301	0.100%	Of the first $500 million
	0.075%	Of the next $500 million
	0.050%	On amounts in excess of $1 billion

In addition to the above Management Fee paid to MetLife Advisers, the Portfolio indirectly pays MetLife Advisers an investment advisory fee through its investments in certain Underlying Portfolios.

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

Service and Distribution Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Asset Allocation Portfolio’s Class B shares. Under the Distribution and Service Plan, the Class B shares of the Asset Allocation Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Asset Allocation Portfolio shares for promoting or selling and servicing, the Class B shares of the Asset Allocation Portfolio. The fees under the Distribution and Service Plan for each class of the Asset Allocation Portfolio’s shares are calculated as a percentage of the Asset Allocation Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares. Amounts paid by the Asset Allocation Portfolio for the year ended December 31, 2007 are shown as Service and Distribution fees in the Statement of Operations.

Expense Agreement:

Pursuant to an expense agreement relating to each class of the Asset Allocation Portfolio, MetLife Advisers has agreed, from May 1, 2007 to April 30, 2008, to waive a portion of its advisory fees or pay a portion of the other operating expenses (not including brokerage costs, interest, taxes, or extraordinary expenses) to the extent total operating expenses exceed stated annual expense limits (based on the Asset Allocation Portfolio’s then current fiscal year). For the Asset Allocation Portfolio, this subsidy, and similar subsidies in effect in earlier periods, are subject to the obligation of each class of the Asset Allocation Portfolio to repay MetLife Advisers in future years, if any, when a class’ expenses fall below the stated expense limit pertaining to that class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to a class in a subsequent year to the

MSF-11

Metropolitan Series Fund, Inc.

MetLife Aggressive Allocation Portfolio

Notes to Financial Statements—December 31, 2007—(Continued)

extent that the charge does not cause the total expenses in such subsequent year to exceed the class’ stated expense limit that was in effect at the time of the subsidy in question; provided, however, that no class of the Asset Allocation Portfolio is obligated to repay any expense paid by MetLife Advisers more than five years after the end of the fiscal year in which such expense was incurred.

The expense limits (annual rates as a percentage of each class of the Asset Allocation Portfolio’s net average daily net assets) in effect from May 1, 2007 to April 30, 2008 are 0.10% and 0.35% for Class A and B, respectively.

As of December 31, 2007, the amount of expenses deferred in 2005 subject to repayment until December 31, 2010 was $38,508 for the Asset Allocation Portfolio. The amount of expenses deferred in 2006 subject to repayment until December 31, 2011 was $33,960. The amount of expenses deferred in 2007 subject to repayment until December 31, 2012 was $59,166.

5.	REGULATORY MATTERS:

As previously reported, in May 2004, General American received a Wells Notice stating that the SEC staff was considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws against General American with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through General American. General American responded to the SEC staff and cooperated with the investigation. On August 9, 2007, the SEC announced that it had settled an enforcement action regarding late trading against General American with, among other things, General American agreeing to pay a civil penalty and to comply with certain undertakings. General American consented to the SEC’s order without admitting or denying the findings. MetLife Advisers has also advised the Fund’s Board of Directors that, while certain exceptions to the Fund’s policies have been noted, no situations have been identified that would have a material impact on the financial position of the Fund.

6.	RECENT ACCOUNTING PRONOUNCEMENTS:

Effective June 29, 2007, the Fund implemented Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109” (“FIN 48”). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Fund, and has determined that the adoption of FIN 48 does not have a material impact on the Fund’s financial statements. The Fund files U.S. tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s tax returns remains open for the years ended December 31, 2004 through December 31, 2006.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

7.	TRANSACTIONS IN SECURITIES OF AFFILIATED ISSUERS:

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising management or control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolio’s net assets. Transactions in the Underlying Portfolios during the year ended December 31, 2007 in which the Asset Allocation Portfolio had ownership of at least 5% of the outstanding voting securities at the end of the period are as follows:

Underlying Portfolio (Class A)	Beginning Shares as of 12/30/2006	Shares Purchased During Period	Shares Sold During Period	Ending Shares as of 12/31/2007
MIST—Dreman Small Cap Value	320,081	575,285	45,660	849,706

Underlying Portfolio (Class A)	Realized Gain During Period	Capital Gains Distributions During Period	Dividend Income During Period	Ending Value as of 12/31/2007
MIST—Dreman Small Cap Value	$47,735	$30,657	$0	$11,530,516

MSF-12

Metropolitan Series Fund, Inc.

MetLife Aggressive Allocation Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of the Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the MetLife Aggressive Allocation Portfolio, one of the portfolios constituting the Metropolitan Series Fund, Inc. (the “Fund”) as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years ended December 31, 2007 and the period from May 2, 2005 (commencement of operations ) through December 31, 2005. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MetLife Aggressive Allocation Portfolio of the Metropolitan Series Fund, Inc. as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years ended December 31, 2007 and the period from May 2, 2005 (commencement of operations) through December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 21, 2008

MSF-13

Metropolitan Series Fund, Inc.

Directors and Officers

The Fund’s Directors review actions of the Fund’s investment adviser and subadvisers, and decide upon matters of general policy. The Fund’s officers supervise the daily business operations of the Fund. The Board of Directors and the Fund’s officers are listed below. Each Director is responsible for overseeing all 36 Portfolios of the Fund. There is no limit to the term a Director may serve. Directors serve until their resignation, retirement or removal in accordance with the Fund’s organizational documents and policies adopted by the Board from time to time. Officers hold office at the pleasure of the Board or until the election or appointment and the qualification of a successor. The address of the directors and officers is c/o Metropolitan Series Fund, Inc., 501 Boylston Street, Boston, MA 02116.

Interested Directors(1)

Each Director below is an “interested person” (as defined by the 1940 Act) with respect to the Fund in that Ms. Forget is an employee of MetLife and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Elizabeth M. Forget Age: 41	Director, Chairman of the Board, President and Chief Executive Officer	2006	Senior Vice President (since 2007), MetLife, Inc.; President, Met Investors Advisory, LLC (“MIA”); Trustee and President, Met Investors Series Trust (“MIST”); Executive Vice President, MetLife Investors Group, Inc.; President (since 2006), MetLife Advisers.	81

Arthur G. Typermass Age: 70	Director	1998	Formerly, Senior Vice President and Treasurer, MetLife.	37

Non-Interested Directors(1)

Each Director below is not an “interested person” (as defined by the 1940 Act) with respect to the Fund (collectively, the “Independent Directors”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† Age: 70	Director	1985	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	37

Linda B. Strumpf Age: 60	Director	2000	Vice President and Chief Investment Officer, Ford Foundation.	37

Michael S. Scott Morton† Age: 70	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, MIT.	37

H. Jesse Arnelle Age: 74	Director	2001	Formerly, Counsel, Womble Carlyle Sandrie & Rice; Director, Textron Inc. (global multi-industry company)*; formerly, Director, Gannet Co. Inc. (diversified news and information company)*; formerly, Director, Eastman Chemical Company (global chemical company)*; formerly, Director, Waste Management, Inc.*; formerly, Director, Armstrong Holdings Inc. (parent company of floor and ceiling products business)*; formerly, Director, FPL Group Inc. (public utility holding company)*; Director, URS Corporation (engineering design services firm)*.	37

Nancy Hawthorne Age: 56	Director	2003	Director, Avid Technologies (computer software company)*; formerly, Chairman of the Board of Avid Technologies; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Chief Executive Officer, Clerestory LLC (corporate financial advisor); formerly, Trustee, New England Zenith Fund (“Zenith Fund”)**; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company )*.	37

MSF-14

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
John T. Ludes Age: 71	Director	2003	President, LFP Properties (consulting firm); Formerly, Trustee, Zenith Fund**; formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	37

Officers(1)

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey P. Halperin	40	Chief Compliance Officer	2006	Vice President (since 2006), Corporate Ethics and Compliance Department, MetLife, Inc.; Chief Compliance Officer (since 2006), MetLife Advisers, MIA and MIST.

John F. Guthrie, Jr.	64	Senior Vice President	2002	Manager and Senior Vice President, MetLife Advisers; Vice President, MetLife; Vice President (since 2003), MetLife Group, Inc.; Vice President, NELICO; Vice President (since 2005), MIA; formerly, Senior Vice President, Zenith Fund**.

Alan C. Leland	55	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Treasurer (since 2005), Met Investors Advisory, LLC; Vice President (since 2004), MIA; Vice President (since 2003), MetLife Group, Inc.; Vice President, MetLife; Senior Vice President, NELICO

Peter Duffy	52	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers (since 1998); Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife Group, Inc.; formerly, Vice President and Treasurer, Zenith Fund**.

Thomas M. Lenz	49	Vice President and Secretary	2002	General Counsel and Secretary, MetLife Advisers; Assistant General Counsel, MetLife; formerly, Vice President and Secretary, Zenith Fund**.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
**	The Zenith Fund deregistered with the Securities and Exchange Commission (“SEC”) in 2004.
(†)	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the “State Street Research Funds”).
(1)	Each Director of the Fund also serves as trustee of Metropolitan Series Fund II (“Met Series Fund II”), a registered investment company advised by MetLife Advisers. Each officer of the Fund serves in the same position with Met Series Fund II, which consists of one portfolio.
(2)	Previous positions during the past five years with the Fund, MIST, MetLife, MetLife Advisers, MIA, Zenith Fund, NELICO or New England Securities Corporation are omitted if not materially different.
(3)	The Fund Complex includes the Fund (36 portfolios), Met Series Fund II (1 portfolio) and MIST (44 portfolios)

MSF-15

Metropolitan Series Fund, Inc.

MetLife Aggressive Allocation Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Fund’s Contract Review Committees of the Board of Directors (the “Board”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (collectively, the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals at the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers, the Fund’s investment adviser, and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through the subadvisers’ responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies and the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (viii) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (ix) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (x) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xi) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee on September 12, 2007, the Board, at its November 15, 2007 meeting, approved the continuation through December 31, 2008 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio of the Fund. The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than Zenith Equity and the Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the establishment of the investment strategies of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of Subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to Zenith Equity and the Asset Allocation Portfolios, the Directors considered both the portfolio management services and the administrative services provided by MetLife Advisers. After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

MSF-16

Metropolitan Series Fund, Inc.

MetLife Aggressive Allocation Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ recommendations regarding reductions in Fee rates, implementation of Fee breakpoints and institution of Fee waivers and expense caps.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and their affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

MSF-17

Metropolitan Series Fund, Inc.

MetLife Aggressive Allocation Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution, brokerage and transfer agency services to the Portfolios, and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2008.

Certain Matters Relating to Julius Baer International Stock Portfolio (formerly known as the FI International Stock Portfolio) (the “International Stock Portfolio”). At the November 15, 2007 Board meeting, the Board approved a change of subadviser for the International Stock Portfolio from Fidelity Management & Research Company (“FMR”) to Julius Baer Investment Management LLC (“Julius Baer”).

In making the determination to approve the change in subadviser for the International Stock Portfolio, the Board carefully considered those factors described above with respect to the continuation of the Continued Agreements, as relevant to both the existing Subadvisory Agreement with FMR and the proposed Subadvisory Agreement with Julius Baer. In addition to these factors, the Board also considered as relevant:

•	the experience, investment style and investment performance history of Julius Baer as portfolio manager;

•	that the form of the proposed Subadvisory Agreement with Julius Baer was substantially similar to the International Stock Portfolio’s existing Subadvisory Agreement with FMR;

•

that the subadvisory fee schedule for Julius Baer set forth in the proposed Subadvisory Agreement was lower than the fee schedule in the existing Subadvisory Agreement and that MetLife Advisers had agreed to reduce its advisory fee, through a contractual fee waiver, by an amount corresponding to such savings;

•	the expected transition costs of the change of subadviser; and

•

that the preferred date of the change of subadviser was January 7, 2008 and the desirability, in order to facilitate an orderly transition of subadvising functions, of extending the existing Subadvisory Agreement with FMR from its scheduled expiration date of December 31, 2007 until January 7, 2008.

Following such consideration, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, unanimously voted to approve the continuation of the existing Subadvisory Agreement relating to the International Stock Portfolio through January 7, 2008 and to approve the proposed Subadvisory Agreement relating to such Portfolio with Julius Baer, effective January 7, 2008 through January 6, 2010.

MSF-18

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2007 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-19

Metropolitan Series Fund, Inc. MetLife Conservative Allocation Portfolio Annual Report	December 31, 2007

Letter from the President

February 1, 2008

Letter to Policy Holders:

2007 was a tumultuous year in the financial markets driven by concerns in the credit markets surrounding sub-prime mortgages and fears of recession in the U.S. Economy. The broad markets were mixed, with the Dow Jones Industrial Average up 8.9% and the MSCI EAFE Index, which measures the performance of international equities, up 11.2% for the year, while the Russell 2000 Index, which measures the performance of small capitalization stocks, was down 1.6%.

In the fixed income markets, credit spreads increased as a result of the pressure from sub-prime mortgage crisis and the Federal Reserve lowered interest rates by a total of 1% during the year. The Lehman Brothers Aggregate Bond Index posted a 7.0% return for the year.

On the following pages, you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth Forget

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the year ended December 31, 2007, the Class A shares of the MetLife Conservative Allocation Portfolio returned 5.7% compared to the 5.7% return of the Wilshire 5000 Index1 and the 6.5% return of the Lehman Brothers U.S. Universal Bond Index2. Considering that no single index or benchmark can accurately capture the multiple asset class design of the Portfolio, we have created a blended benchmark comprised of several indices for use in portfolio design and evaluation purposes. Specifically, the blended benchmark for the MetLife Conservative Allocation Portfolio consists of a 16% allocation to the Lehman Brothers 1 to 3 Year Government Bond Index3 , a 64% allocation to the Lehman Brothers U.S. Universal Bond Index, a 16% allocation to the Wilshire 5000 Index, and a 4% allocation to the Morgan Stanley Capital International EAFE Index4. During the twelve-month period ended December 31, 2007, the blended benchmark returned 6.8%.

PORTFOLIO REVIEW

Concerns about subprime mortgages and the strength of the overall economy initially surfaced in the first half of 2007, but they were mostly brushed off. It was not until the second half of the year that those concerns intensified. Most economic statistics at the end of 2007 indicated a weakening economy: a sharp decrease in New and Existing Home Sales, a drop in Consumer Confidence, a rise in the Unemployment Rate, and a decline in the Purchasing Managers Index.

During 2007, large cap stocks, as measured by the Standard & Poor’s 500 Index5 return of 5.5%, did better than small cap stocks, as measured by the -1.6% return of the Russell 2000 Index6. Growth style stocks generally held up better than value style stocks. There was a wide dispersion among the various sectors of the S&P 500 Index: Energy and Materials were up 34% and 22% respectively, while Financials (-19%) and Consumer Discretionary (-13%) were down sharply. On a local basis, foreign stocks were also up modestly for the year, but U.S. based investors benefited from a weak dollar to receive an 11.2% return as measured by the MSCI EAFE Index.

Investment grade bonds, as measured by the Lehman Brothers Aggregate Bond Index7, posted a 7.0% return in response to a decline in interest rates across the yield curve. Below investment grade bonds, while still eking out a positive return for the year, were adversely impacted by credit concerns brought about by the subprime mortgage crisis. Treasuries and Treasury Inflation Protected Securities (TIPS) were the best performing investment grade sectors, while the credit based sectors lagged.

The MetLife Conservative Allocation Portfolio is a “fund of funds” that invests in other Portfolios of the Metropolitan Series Fund, Inc. and the Met Investors Series Trust. The Portfolio’s initial target allocations were 20% in equity investments and 80% in fixed income investments. The MetLife Conservative Allocation Portfolio is considered the most conservative of the five Asset Allocation Portfolios as measured by it potential risk.

The only change in the Portfolio during the period was a slight adjustment for the underlying Portfolios as of May 1, 2007. We also rebalanced the Portfolio on a quarterly basis to bring it back into line with the underlying Portfolio targets and the desired risk level.

Collectively, the performance of the underlying fixed income Portfolios essentially matched that of the Lehman Brothers U.S. Universal Bond Index. The PIMCO Total Return Portfolio and the PIMCO Inflation Protected Bond Portfolio beat the Index, but this good performance was offset by the Western Asset Strategic Bond Opportunities and Western Asset U.S. Government Portfolios, which lagged the Index due to exposure to holdings of spread product, which includes mortgage backed securities and corporate bonds.

Poor security selection within several of the underlying equity Portfolios detracted from performance over the past year, although this impact was dampened by a small (20%) overall exposure to equities. These Portfolios did not perform as well as we would have expected given their asset allocation among the segments of the capital markets.

Among the underlying Portfolios that had positive security selection and added to relative performance were the Met/AIM Small Cap Growth Portfolio, the Jennison Growth Portfolio, the PIMCO Total Return Portfolio, and the T. Rowe Price Large Cap Growth Portfolio. Among the equity funds, growth oriented funds like these performed better than the broad equity market and added relative value to the Portfolio’s performance.

* The views expressed above are those of the advisory firm as of December 31, 2007 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

1 The Wilshire 5000 Index measures the performance of all U.S. headquartered equity securities with readily available price data.

2 The Lehman Brothers U.S. Universal Bond Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-EIRSA portion of the Commercial Mortgage Backed Securities Index and the Commercial Mortgage Backed Securities High Yield Index.

3 The Lehman Brothers 1 to 3 Year Government Bond Index includes most obligations of the U.S Treasury, agencies and quasi-federal corporations having maturities between one to three years.

4 The Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE Index”) is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada.

5 The Standard & Poor’s (S&P) 500® Stock Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange.

6 The Russell 2000® Index is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000® Index.

7 Lehman Brothers® Aggregate Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC.

MSF-2

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO

THE WILSHIRE 5000 STOCK INDEX AND THE LEHMAN BROTHERS

UNIVERSAL BOND INDEX

Average Annual Returns as of December 31, 2007

	MetLife Conservative Allocation Portfolio		Wilshire 5000 Stock Index	Lehman Brothers Universal Bond Index
	Class A	Class B
1 Year	5.7%	5.6%	5.7%	6.5%
Since Inception	6.4	6.2	12.4	5.1

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception date of the Class A and Class B shares is 5/2/05. Index since inception return is based on the Portfolio’s inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION as of December 31, 2007

Top Holdings

% of Total Net Assets
Met Investors Series Trust—PIMCO Total Return Portfolio, (Class A)	27.1%
Metropolitan Series Fund, Inc.—Western Asset Mgt. Strategic Bond Opportunities Portfolio, (Class A)	17.8%
Metropolitan Series Fund, Inc.—BlackRock Bond Income Portfolio, (Class A)	17.0%
Met Investors Series Trust—PIMCO Inflation Protected Bond Portfolio, (Class A)	6.0%
Metropolitan Series Fund, Inc.—Western Asset Mgt. U.S. Government Portfolio, (Class A)	6.0%
Metropolitan Series Fund, Inc.—Davis Venture Value Portfolio, (Class A)	3.0%
Met Investors Series Trust—Lord Abbett Bond Debenture Portfolio, (Class A)	3.0%
Metropolitan Series Fund, Inc.—Neuberger Berman Mid Cap Value Portfolio, (Class A)	2.1%
Metropolitan Series Fund, Inc.—BlackRock Large Cap Value Portfolio, (Class A)	2.0%
Metropolitan Series Fund, Inc.—T. Rowe Price Large Cap Growth Portfolio, (Class A)	2.0%

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2007 through December 31, 2007.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period* July 1, 2007 to December 31, 2007
MetLife Conservative Allocation—Class A(a)(b)	Actual	0.69%	$1,000.00	$1,036.10	$3.54
	Hypothetical	0.69%	$1,000.00	$1,021.69	$3.52

MetLife Conservative Allocation—Class B(a)(b)	Actual	0.94%	$1,000.00	$1,035.40	$4.82
	Hypothetical	0.94%	$1,000.00	$1,020.41	$4.79

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects an expense agreement between MetLife Advisers, LLC and the Portfolio as described under Expense Agreement in Note 4 to the Financial Statements.

(b) The annualized expense ratio reflects the expenses of both the Portfolio and the underlying Portfolios in which it invests.

MSF-4

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Schedule of Investments as of December 31, 2007

Mutual Funds—100.0%

Security Description	Shares	Value*

Affiliated Investment Companies—100.0%
Met Investors Series Trust—BlackRock High Yield Portfolio, (Class A)	410,861	$3,385,494
Met Investors Series Trust—BlackRock Large Cap Core Portfolio, (Class A)	158,599	1,766,796
Met Investors Series Trust—Dreman Small Cap Value Portfolio, (Class A)	123,597	1,677,207
Met Investors Series Trust—Harris Oakmark International Portfolio, (Class A)	197,648	3,413,387
Met Investors Series Trust—Lazard Mid-Cap Portfolio, (Class A)	136,617	1,662,634
Met Investors Series Trust—Legg Mason Value Equity Portfolio, (Class A)	161,189	1,692,486
Met Investors Series Trust—Lord Abbett Bond Debenture Portfolio, (Class A)	405,786	5,125,075
Met Investors Series Trust—Met/AIM Small Cap Growth Portfolio, (Class A)	114,853	1,706,718
Met Investors Series Trust—PIMCO Inflation Protected Bond Portfolio, (Class A)	942,090	10,325,305
Met Investors Series Trust—PIMCO Total Return Portfolio, (Class A)	3,800,462	46,707,676
Metropolitan Series Fund, Inc.—BlackRock Bond Income Portfolio, (Class A)	262,646	29,340,195
Metropolitan Series Fund, Inc.—BlackRock Large Cap Value Portfolio, (Class A)	258,056	3,512,146
Metropolitan Series Fund, Inc.—Davis Venture Value Portfolio, (Class A)	142,630	5,197,446
Metropolitan Series Fund, Inc.—Julius Baer International Stock Portfolio, (Class A)	106,265	1,704,485
Metropolitan Series Fund, Inc.—FI Mid Cap Opportunities Portfolio, (Class A)	79,881	1,688,675
Metropolitan Series Fund, Inc.—Jennison Growth Portfolio, (Class A)	129,696	1,766,460
Metropolitan Series Fund, Inc.—MetLife Stock Index Portfolio, (Class A)	46,978	1,738,191
Metropolitan Series Fund, Inc.—Neuberger Berman Mid Cap Value Portfolio, (Class A)	166,962	3,549,606
Metropolitan Series Fund, Inc.—Russell 2000 Index Portfolio, (Class A)	120,163	1,703,906
Metropolitan Series Fund, Inc.—T. Rowe Price Large Cap Growth Portfolio, (Class A)	212,331	3,499,214
Metropolitan Series Fund, Inc.—Western Asset Mgt. Strategic Bond Opportunities Portfolio, (Class A)	2,414,482	30,712,208
Metropolitan Series Fund, Inc.—Western Asset Mgt. U.S. Government Portfolio, (Class A)	822,904	10,278,072

Total Mutual Funds (Identified Cost $167,413,958)		172,153,382

Total Investments—100.0% (Identified Cost $167,413,958) (a)		172,153,382
Liabilities in excess of other assets		(49,806)

Total Net Assets—100%		$172,103,576

(a)	The aggregate cost of investments for federal income tax purposes as of December 31, 2007 was $167,875,509 and the composition of unrealized appreciation and depreciation of investment securities was $4,868,370 and $(590,497), respectively.

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Statement of Assets & Liabilities

December 31, 2007

Assets
Investments at value (a)		$172,153,382
Receivable for:
Fund shares sold		72,645
Due from investment adviser		8,258

Total Assets		172,234,285
Liabilities
Payable for:
Securities purchased	$53,481
Fund shares redeemed	19,164
Due to custodian bank	12
Accrued expenses:
Service and distribution fees	30,478
Other expenses	27,574

Total Liabilities		130,709

Net Assets		$172,103,576

Net assets consists of:
Capital paid in		$163,642,817
Undistributed net investment income		2,225,429
Accumulated net realized gains		1,495,906
Unrealized appreciation on investments		4,739,424

Net Assets		$172,103,576

Computation of offering price:
Class A
Net asset value and redemption price per share ($25,446,889 divided by 2,275,401 shares outstanding)		$11.18

Class B
Net asset value and redemption price per share ($146,656,687 divided by 13,186,188 shares outstanding)		$11.12

(a) Identified cost of investments		$167,413,958

Statement of Operations

For the Year Ended December 31, 2007

Investment Income
Dividends from Underlying Portfolios		$2,473,802

Expenses
Management fees	$116,378
Service and distribution fees—Class B	243,812
Directors’ fees and expenses	811
Custodian	28,091
Audit and tax services	18,574
Legal	1,567
Miscellaneous	9,071

Total expenses	418,304
Expense reimbursements	(58,112)	360,192

Net Investment Income		2,113,610

Realized and Unrealized Gain
Realized gain on:
Investments—net	1,208,046
Capital gains distributions from Underlying Portfolios	577,992	1,786,038

Change in unrealized appreciation on:
Investments—net		2,731,609

Net gain		4,517,647

Net Increase in Net Assets From Operations		$6,631,257

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2007	Year ended December 31, 2006
From Operations
Net investment income	$2,113,610	$784,689
Net realized gain	1,786,038	273,098
Unrealized appreciation	2,731,609	2,135,725

Increase in net assets from operations	6,631,257	3,193,512

From Distributions to Shareholders
Net investment income
Class A	0	(199,657)
Class B	0	(680,243)

	0	(879,900)

Net realized gain
Class A	(9,649)	(76,625)
Class B	(49,328)	(266,100)

	(58,977)	(342,725)

Total distributions	(58,977)	(1,222,625)

Increase in net assets from capital share transactions	98,254,027	49,884,003

Total increase in net assets	104,826,307	51,854,890

Net Assets
Beginning of the period	67,277,269	15,422,379

End of the period	$172,103,576	$67,277,269

Undistributed Net Investment Income
End of the period	$2,225,429	$0

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2007		Year ended December 31, 2006
	Shares	$	Shares	$
Class A
Sales	2,039,673	$22,155,271	1,359,531	$13,957,228
Reinvestments	886	9,649	27,656	276,282
Redemptions	(808,139)	(8,800,183)	(612,657)	(6,280,677)

Net increase	1,232,420	$13,364,737	774,530	$7,952,833

Class B
Sales	13,942,100	$150,674,842	5,023,684	$51,348,971
Shares issued through acquisition	0	0	466,162	4,666,278
Reinvestments	4,551	49,328	94,919	946,343
Redemptions	(6,096,389)	(65,834,880)	(1,468,796)	(15,030,422)

Net increase	7,850,262	$84,889,290	4,115,969	$41,931,170

Increase derived from capital share transactions		$98,254,027		$49,884,003

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Financial Highlights

	Class A
	Year ended December 31,
	2007	2006	2005(a)
Net Asset Value, Beginning of Period	$10.58	$10.37	$10.00

Income From Investment Operations
Net investment income	0.22 (b)	0.36	0.03
Net realized and unrealized gain on investments	0.39	0.36	0.38

Total from investment operations	0.61	0.72	0.41

Less Distributions
Distributions from net investment income	0.00	(0.37)	(0.03)
Distributions from net realized capital gains	(0.01)	(0.14)	(0.01)

Total distributions	(0.01)	(0.51)	(0.04)

Net Asset Value, End of Period	$11.18	$10.58	$10.37

Total Return (%)	5.7	7.3	4.1	(c)
Ratio of operating expenses to average net assets (%) (d)	0.10	0.10	0.10	(e)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (g)	0.15	0.19	1.05	(e)
Ratio of net investment income to average net assets (%) (f)	2.05	2.75	0.96	(e)
Portfolio turnover rate (%)	40	24	32	(e)
Net assets, end of period (000)	$25,447	$11,030	$2,785

	Class B
	Year ended December 31,
	2007	2006	2005(a)
Net Asset Value, Beginning of Period	$10.54	$10.36	$10.00

Income From Investment Operations
Net investment income	0.19 (b)	0.34	0.03
Net realized and unrealized gain on investments	0.40	0.34	0.37

Total from investment operations	0.59	0.68	0.40

Less Distributions
Distributions from net investment income	0.00	(0.36)	(0.03)
Distributions from net realized capital gains	(0.01)	(0.14)	(0.01)

Total distributions	(0.01)	(0.50)	(0.04)

Net Asset Value, End of Period	$11.12	$10.54	$10.36

Total Return (%)	5.6	6.9	4.0	(c)
Ratio of operating expenses to average net assets (%) (d)	0.35	0.35	0.35	(e)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (g)	0.40	0.44	1.30	(e)
Ratio of net investment income to average net assets (%) (f)	1.77	1.89	1.00	(e)
Portfolio turnover rate (%)	40	24	32	(e)
Net assets, end of period (000)	$146,657	$56,247	$12,638

(a)	Commencement of operations was May 2, 2005.
(b)	Per share amount is based on average shares outstanding during the period.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	The ratio of operating expenses to average net assets does not include expenses of investment companies in which the Portfolio invests.
(e)	Computed on an annualized basis.
(f)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying Portfolios in which it invests.
(g)	See Note 4 in the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Notes to Financial Statements—December 31, 2007

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The MetLife Conservative Allocation Portfolio (the “Asset Allocation Portfolio”) is a non-diversified series of the fund. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by MetLife Advisers, LLC (“MetLife Advisers”) or its affiliates (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although not all Portfolios are available to all such separate accounts. The Asset Allocation Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Asset Allocation Portfolio are named Class A and Class B. The classes of the Asset Allocation Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Asset Allocation Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

The net asset value of the Asset Allocation Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Asset Allocation Portfolio invests. The Underlying Portfolios that are series of the Fund will use fair value pricing in the circumstances and manner described below. For more information about the use of fair value pricing by the Underlying Portfolios that are series of Met Investors Series Trust (“MIST”), please refer to the prospectus for such Underlying Portfolios.

The Underlying Portfolios that are series of the Fund are valued as follows:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

MSF-9

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Notes to Financial Statements—December 31, 2007—(Continued)

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When an Underlying Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Underlying Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Underlying Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Underlying Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Underlying Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Underlying Portfolio values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Underlying Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated day-to-day responsibility for valuing Underlying Portfolio assets to MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”) or the subadviser of the Underlying Portfolio, as applicable, who values such assets as described above and operates under procedures approved by the Board.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purpose.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

As of December 31, 2007, the Asset Allocation Portfolio had no capital loss carryovers.

The tax character of distributions paid for the periods ended December 31, 2007 and 2006 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2007	2006	2007	2006	2007	2006	2007	2006
$58,977	$1,081,219	$—	$141,406	$—	$—	$58,977	$1,222,625

MSF-10

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Notes to Financial Statements—December 31, 2007—(Continued)

As of December 31, 2007, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation	Loss Carryforwards	Total
$2,727,933	$1,454,953	$4,277,873	$—	$8,460,759

Dividends and Distributions to Shareholders:

The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

3.	INVESTMENT TRANSACTIONS:

For the year ended December 31, 2007, purchases and sales of Underlying Portfolios by the Asset Allocation Portfolio were $147,607,547 and $46,728,141, respectively.

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Asset Allocation Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2007	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
$116,378	0.100%	Of the first $500 million
	0.075%	Of the next $500 million
	0.050%	On amounts in excess of $1 billion

In addition to the above Management Fee paid to MetLife Advisers, the Portfolio indirectly pays MetLife Advisers an investment advisory fee through its investments in certain Underlying Portfolios.

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

Service and Distribution Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Asset Allocation Portfolio’s Class B shares. Under the Distribution and Service Plan, the Class B shares of the Asset Allocation Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Asset Allocation Portfolio shares for promoting or selling and servicing, the Class B shares. The fees under the Distribution and Service Plan for each class of the Asset Allocation Portfolio’s shares are calculated as a percentage of the Asset Allocation Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares. Amounts paid by the Asset Allocation Portfolio for the year ended December 31, 2007 are shown as Service and Distribution fees in the Statement of Operations.

MSF-11

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Notes to Financial Statements—December 31, 2007—(Continued)

Expense Agreement:

Pursuant to an expense agreement relating to each class of the MetLife Conservative Allocation Portfolio, MetLife Advisers has agreed, from May 1, 2007 to April 30, 2008, to waive a portion of its advisory fees or pay a portion of the other operating expenses (not including brokerage costs, interest, taxes, or extraordinary expenses) to the extent total operating expenses exceed stated annual expense limits (based on the Asset Allocation Portfolio’s then current fiscal year). For the Asset Allocation Portfolio, this subsidy, and similar subsidies in effect in earlier periods, are subject to the obligation of each class of the Asset Allocation Portfolio to repay MetLife Advisers in future years, if any, when a class’ expenses fall below the stated expense limit pertaining to that class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to a class in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the class’ stated expense limit that was in effect at the time of the subsidy in question; provided, however, that no class of the Asset Allocation Portfolio is obligated to repay any expense paid by MetLife Advisers more than five years after the end of the fiscal year in which such expense was incurred.

The expense limits (annual rates as a percentage of each class of the Asset Allocation Portfolio’s net average daily net assets) in effect from May 1, 2007 to April 30, 2008 are 0.10% and 0.35% for Class A and B, respectively.

As of December 31, 2007, the amount of expenses deferred in 2005 subject to repayment until December 31, 2010 was $39,997. The amount of expenses deferred in 2006 subject to repayment until December 31, 2011 was $32,823. The amount of expenses deferred in 2007 subject to repayment until December 31, 2012 was $52,647.

5.	REGULATORY MATTERS:

As previously reported, in May 2004, General American received a Wells Notice stating that the SEC staff was considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws against General American with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through General American. General American responded to the SEC staff and cooperated with the investigation. On August 9, 2007, the SEC announced that it had settled an enforcement action regarding late trading against General American with, among other things, General American agreeing to pay a civil penalty and to comply with certain undertakings. General American consented to the SEC’s order without admitting or denying the findings. MetLife Advisers has also advised the Fund’s Board of Directors that, while certain exceptions to the Fund’s policies have been noted, no situations have been identified that would have a material impact on the financial position of the Fund.

6.	RECENT ACCOUNTING PRONOUNCEMENTS:

Effective June 29, 2007, the Fund implemented Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109” (“FIN 48”). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Fund, and has determined that the adoption of FIN 48 does not have a material impact on the Fund’s financial statements. The Fund files U.S. tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s tax returns remains open for the years ended December 31, 2004 through December 31, 2006.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

7.	TRANSACTIONS IN SECURITIES OF AFFILIATED ISSUERS:

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising management or control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolio’s net assets. As of December 31, 2007, the Asset Allocation Portfolio had no ownership of at least 5% of the outstanding voting securities of any Underlying Portfolio.

MSF-12

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of the Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the MetLife Conservative Allocation Portfolio, one of the portfolios constituting the Metropolitan Series Fund, Inc. (the “Fund”) as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years ended December 31, 2007 and the period from May 2, 2005 (commencement of operations) through December 31, 2005. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MetLife Conservative Allocation Portfolio of the Metropolitan Series Fund, Inc. as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years ended December 31, 2007 and the period from May 2, 2005 (commencement of operations) through December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 21, 2008

MSF-13

Metropolitan Series Fund, Inc.

Directors and Officers

The Fund’s Directors review actions of the Fund’s investment adviser and subadvisers, and decide upon matters of general policy. The Fund’s officers supervise the daily business operations of the Fund. The Board of Directors and the Fund’s officers are listed below. Each Director is responsible for overseeing all 36 Portfolios of the Fund. There is no limit to the term a Director may serve. Directors serve until their resignation, retirement or removal in accordance with the Fund’s organizational documents and policies adopted by the Board from time to time. Officers hold office at the pleasure of the Board or until the election or appointment and the qualification of a successor. The address of the directors and officers is c/o Metropolitan Series Fund, Inc., 501 Boylston Street, Boston, MA 02116.

Interested Directors(1)

Each Director below is an “interested person” (as defined by the 1940 Act) with respect to the Fund in that Ms. Forget is an employee of MetLife and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Elizabeth M. Forget Age: 41	Director, Chairman of the Board, President and Chief Executive Officer	2006	Senior Vice President (since 2007), MetLife, Inc.; President, Met Investors Advisory, LLC (“MIA”); Trustee and President, Met Investors Series Trust (“MIST”); Executive Vice President, MetLife Investors Group, Inc.; President (since 2006), MetLife Advisers.	81

Arthur G. Typermass Age: 70	Director	1998	Formerly, Senior Vice President and Treasurer, MetLife.	37

Non-Interested Directors(1)

Each Director below is not an “interested person” (as defined by the 1940 Act) with respect to the Fund (collectively, the “Independent Directors”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† Age: 70	Director	1985	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	37

Linda B. Strumpf Age: 60	Director	2000	Vice President and Chief Investment Officer, Ford Foundation.	37

Michael S. Scott Morton† Age: 70	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, MIT.	37

H. Jesse Arnelle Age: 74	Director	2001	Formerly, Counsel, Womble Carlyle Sandrie & Rice; Director, Textron Inc. (global multi-industry company)*; formerly, Director, Gannet Co. Inc. (diversified news and information company)*; formerly, Director, Eastman Chemical Company (global chemical company)*; formerly, Director, Waste Management, Inc.*; formerly, Director, Armstrong Holdings Inc. (parent company of floor and ceiling products business)*; formerly, Director, FPL Group Inc. (public utility holding company)*; Director, URS Corporation (engineering design services firm)*.	37

Nancy Hawthorne Age: 56	Director	2003	Director, Avid Technologies (computer software company)*; formerly, Chairman of the Board of Avid Technologies; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Chief Executive Officer, Clerestory LLC (corporate financial advisor); formerly, Trustee, New England Zenith Fund (“Zenith Fund”)**; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company )*.	37

MSF-14

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
John T. Ludes Age: 71	Director	2003	President, LFP Properties (consulting firm); Formerly, Trustee, Zenith Fund**; formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	37

Officers(1)

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey P. Halperin	40	Chief Compliance Officer	2006	Vice President (since 2006), Corporate Ethics and Compliance Department, MetLife, Inc.; Chief Compliance Officer (since 2006), MetLife Advisers, MIA and MIST.

John F. Guthrie, Jr.	64	Senior Vice President	2002	Manager and Senior Vice President, MetLife Advisers; Vice President, MetLife; Vice President (since 2003), MetLife Group, Inc.; Vice President, NELICO; Vice President (since 2005), MIA; formerly, Senior Vice President, Zenith Fund**.

Alan C. Leland	55	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Treasurer (since 2005), Met Investors Advisory, LLC; Vice President (since 2004), MIA; Vice President (since 2003), MetLife Group, Inc.; Vice President, MetLife; Senior Vice President, NELICO

Peter Duffy	52	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers (since 1998); Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife Group, Inc.; formerly, Vice President and Treasurer, Zenith Fund**.

Thomas M. Lenz	49	Vice President and Secretary	2002	General Counsel and Secretary, MetLife Advisers; Assistant General Counsel, MetLife; formerly, Vice President and Secretary, Zenith Fund**.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
**	The Zenith Fund deregistered with the Securities and Exchange Commission (“SEC”) in 2004.
(†)	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the “State Street Research Funds”).
(1)	Each Director of the Fund also serves as trustee of Metropolitan Series Fund II (“Met Series Fund II”), a registered investment company advised by MetLife Advisers. Each officer of the Fund serves in the same position with Met Series Fund II, which consists of one portfolio.
(2)	Previous positions during the past five years with the Fund, MIST, MetLife, MetLife Advisers, MIA, Zenith Fund, NELICO or New England Securities Corporation are omitted if not materially different.
(3)	The Fund Complex includes the Fund (36 portfolios), Met Series Fund II (1 portfolio) and MIST (44 portfolios)

MSF-15

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Fund’s Contract Review Committees of the Board of Directors (the “Board”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (collectively, the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals at the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers, the Fund’s investment adviser, and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through the subadvisers’ responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies and the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (viii) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (ix) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (x) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xi) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee on September 12, 2007, the Board, at its November 15, 2007 meeting, approved the continuation through December 31, 2008 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio of the Fund. The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than Zenith Equity and the Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the establishment of the investment strategies of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of Subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to Zenith Equity and the Asset Allocation Portfolios, the Directors considered both the portfolio management services and the administrative services provided by MetLife Advisers. After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

MSF-16

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ recommendations regarding reductions in Fee rates, implementation of Fee breakpoints and institution of Fee waivers and expense caps.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and their affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Agreements.

MSF-17

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution, brokerage and transfer agency services to the Portfolios, and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2008.

Certain Matters Relating to Julius Baer International Stock Portfolio (formerly known as the FI International Stock Portfolio) (the “International Stock Portfolio”). At the November 15, 2007 Board meeting, the Board approved a change of subadviser for the International Stock Portfolio from Fidelity Management & Research Company (“FMR”) to Julius Baer Investment Management LLC (“Julius Baer”).

In making the determination to approve the change in subadviser for the International Stock Portfolio, the Board carefully considered those factors described above with respect to the continuation of the Continued Agreements, as relevant to both the existing Subadvisory Agreement with FMR and the proposed Subadvisory Agreement with Julius Baer. In addition to these factors, the Board also considered as relevant:

•	the experience, investment style and investment performance history of Julius Baer as portfolio manager;

•	that the form of the proposed Subadvisory Agreement with Julius Baer was substantially similar to the International Stock Portfolio’s existing Subadvisory Agreement with FMR;

•

that the subadvisory fee schedule for Julius Baer set forth in the proposed Subadvisory Agreement was lower than the fee schedule in the existing Subadvisory Agreement and that MetLife Advisers had agreed to reduce its advisory fee, through a contractual fee waiver, by an amount corresponding to such savings;

•	the expected transition costs of the change of subadviser; and

•

that the preferred date of the change of subadviser was January 7, 2008 and the desirability, in order to facilitate an orderly transition of subadvising functions, of extending the existing Subadvisory Agreement with FMR from its scheduled expiration date of December 31, 2007 until January 7, 2008.

Following such consideration, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, unanimously voted to approve the continuation of the existing Subadvisory Agreement relating to the International Stock Portfolio through January 7, 2008 and to approve the proposed Subadvisory Agreement relating to such Portfolio with Julius Baer, effective January 7, 2008 through January 6, 2010.

MSF-18

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2007 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-19

Metropolitan Series Fund, Inc. MetLife Conservative to Moderate Allocation Portfolio Annual Report	December 31, 2007

Letter from the President

February 1, 2008

Letter to Policy Holders:

2007 was a tumultuous year in the financial markets driven by concerns in the credit markets surrounding sub-prime mortgages and fears of recession in the U.S. Economy. The broad markets were mixed, with the Dow Jones Industrial Average up 8.9% and the MSCI EAFE Index, which measures the performance of international equities, up 11.2% for the year, while the Russell 2000 Index, which measures the performance of small capitalization stocks, was down 1.6%.

In the fixed income markets, credit spreads increased as a result of the pressure from sub-prime mortgage crisis and the Federal Reserve lowered interest rates by a total of 1% during the year. The Lehman Brothers Aggregate Bond Index posted a 7.0% return for the year.

On the following pages, you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth Forget

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the year ended December 31, 2007, the Class A shares of the MetLife Conservative to Moderate Allocation Portfolio returned 5.1% compared to the 5.7% return of the Wilshire 5000 Index1 and the 6.5% return of the Lehman Brothers U.S. Universal Bond Index2. Considering that no single index or benchmark can accurately capture the multiple asset class design of the Portfolio, we have created a blended benchmark comprised of several indices for use in portfolio design and evaluation purposes. Specifically, the blended benchmark for the MetLife Conservative to Moderate Allocation Portfolio consists of a 12% allocation to the Lehman Brothers 1 to 3 Year Government Bond Index3, a 48% allocation to the Lehman Brothers U.S. Universal Bond Index, a 32% allocation to the Wilshire 5000 Index, and an 8% allocation to the Morgan Stanley Capital International EAFE Index4. During the twelve-month period ended December 31, 2007, the blended benchmark returned 6.8%.

PORTFOLIO REVIEW

Concerns about subprime mortgages and the strength of the overall economy initially surfaced in the first half of 2007, but they were mostly brushed off. It was not until the second half of the year that those concerns intensified. Most economic statistics at the end of 2007 indicated a weakening economy: a sharp decrease in New and Existing Home Sales, a drop in Consumer Confidence, a rise in the Unemployment Rate, and a decline in the Purchasing Managers Index.

During 2007, large cap stocks, as measured by the Standard & Poor’s 500 Index5 return of 5.5%, did better than small cap stocks, as measured by the -1.6% return of the Russell 2000 Index6. Growth style stocks generally held up better than value style stocks. There was a wide dispersion among the various sectors of the S&P 500 Index: Energy and Materials were up 34% and 22% respectively, while Financials (-19%) and Consumer Discretionary (-13%) were down sharply. On a local basis, foreign stocks were also up modestly for the year, but U.S. based investors benefited from a weak dollar to receive an 11.2% return as measured by the MSCI EAFE Index.

Investment grade bonds, as measured by the Lehman Brothers Aggregate Bond Index7, posted a 7.0% return in response to a decline in interest rates across the yield curve. Below investment grade bonds, while still eking out a positive return for the year, were adversely impacted by credit concerns brought about by the subprime mortgage crisis. Treasuries and Treasury Inflation Protected Securities (TIPS) were the best performing investment grade sectors, while the credit based sectors lagged.

The MetLife Conservative to Moderate Allocation Portfolio is a “fund of funds” that invests in other Portfolios of the Metropolitan Series Fund, Inc. and the Met Investors Series Trust. The Portfolio’s initial target allocations were 40% in equity investments and 60% in fixed income investments. The MetLife Conservative to Moderate Allocation Portfolio is considered the second most conservative of the five Asset Allocation Portfolios by potential risk.

The only change in the Portfolio during the period was a slight adjustment for the underlying Portfolios as of May 1, 2007. We also rebalanced the Portfolio on a quarterly basis to bring it back into line with the underlying Portfolio targets and the desired risk level.

Collectively, the performance of the underlying fixed income Portfolios essentially matched that of the Lehman Brothers U.S. Universal Bond Index. The PIMCO Total Return Portfolio and the PIMCO Inflation Protected Bond Portfolio beat the Index, but this good performance was offset by the Western Asset Strategic Bond Opportunities and Western Asset U.S. Government Portfolios, which lagged the Index due to exposure to holdings of spread product, which includes mortgage backed securities and corporate bonds.

Poor security selection within several of the underlying equity Portfolios detracted from performance over the past year, although this impact was dampened by a modest (40%) overall exposure to equities. These Portfolios did not perform as well as we would have expected given their asset allocation among the segments of the capital markets. Although its position was small (1%) and its performance was in line with the real estate indices, the Neuberger Berman Real Estate Portfolio was down sharply for the year (-14.8%) relative to the broad equity market. This had an adverse impact on the Portfolio’s performance.

Among the underlying Portfolios that had positive security selection and added to relative performance were the Met/AIM Small Cap Growth Portfolio, the Jennison Growth Portfolio, the PIMCO Total Return Portfolio, and the T. Rowe Price Large Cap Growth Portfolio. Among the equity funds, growth oriented funds like these performed better than the broad equity market and added relative value to the Portfolio’s performance.

* The views expressed above are those of the advisory firm as of December 31, 2007 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

1 The Wilshire 5000 Index measures the performance of all U.S. headquartered equity securities with readily available price data.

2 The Lehman Brothers U.S. Universal Bond Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-EIRSA portion of the Commercial Mortgage Backed Securities Index and the Commercial Mortgage Backed Securities High Yield Index.

3 The Lehman Brothers 1 to 3 Year Government Bond Index includes most obligations of the U.S Treasury, agencies and quasi-federal corporations having maturities between one to three years.

4 The Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE Index”) is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada.

5 The Standard & Poor’s (S&P) 500® Stock Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange.

6 The Russell 2000® Index is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000® Index.

7 Lehman Brothers® Aggregate Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC.

MSF-2

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO

THE WILSHIRE 5000 STOCK INDEX AND THE LEHMAN BROTHERS

UNIVERSAL BOND INDEX

Average Annual Returns as of December 31, 2007

	MetLife Conservative to Moderate Allocation Portfolio		Wilshire 5000 Stock Index	Lehman Brothers Universal Bond Index
	Class A	Class B
1 Year	5.1%	4.8%	5.7%	6.5%
Since Inception	8.0	7.7	12.4	5.1

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception date of the Class A and Class B shares is 5/2/05. Index since inception return is based on the Portfolio’s inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of December 31, 2007

Top Holdings

% of Total Net Assets
Met Investors Series Trust—PIMCO Total Return Portfolio, (Class A)	22.1%
Metropolitan Series Fund, Inc.—Western Asset Mgt. Strategic Bond Opportunities Portfolio, (Class A)	14.8%
Metropolitan Series Fund, Inc.—BlackRock Bond Income Portfolio, (Class A)	11.0%
Metropolitan Series Fund, Inc.—Davis Venture Value Portfolio, (Class A)	5.0%
Metropolitan Series Fund, Inc.—Neuberger Berman Mid Cap Value Portfolio, (Class A)	4.1%
Metropolitan Series Fund, Inc.—BlackRock Large Cap Value Portfolio, (Class A)	4.1%
Metropolitan Series Fund, Inc.—Western Asset Mgt. U.S. Government Portfolio, (Class A)	4.0%
Met Investors Series Trust—Harris Oakmark International Portfolio, (Class A)	4.0%
Metropolitan Series Fund, Inc.—T. Rowe Price Large Cap Growth Portfolio, (Class A)	3.0%
Met Investors Series Trust—PIMCO Inflation Protected Bond Portfolio, (Class A)	3.0%

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2007 through December 31, 2007.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period* July 1, 2007 to December 31, 2007
MetLife Conservative to Moderate Allocation—Class A(a)(b)	Actual	0.74%	$1,000.00	$1,015.70	$3.76
	Hypothetical	0.74%	$1,000.00	$1,021.43	$3.77

MetLife Conservative to Moderate Allocation—Class B(a)(b)	Actual	0.99%	$1,000.00	$1,014.10	$5.03
	Hypothetical	0.99%	$1,000.00	$1,020.16	$5.04

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects an expense agreement between MetLife Advisers, LLC and the Portfolio as described under Expense Agreement in Note 4 to the Financial Statements.

(b) The annualized expense ratio reflects the expenses of both the Portfolio and the underlying Portfolios in which it invests.

MSF-4

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Schedule of Investments as of December 31, 2007

Mutual Funds—100.0%

Security Description	Shares	Value*

Affiliated Investment Companies—100.0%
Met Investors Series Trust—BlackRock High Yield Portfolio, (Class A)	1,711,246	$14,100,670
Met Investors Series Trust—BlackRock Large Cap Core Portfolio, (Class A)	659,957	7,351,920
Met Investors Series Trust—Dreman Small Cap Value Portfolio, (Class A)	1,028,616	13,958,320
Met Investors Series Trust—Harris Oakmark International Portfolio, (Class A)	1,645,537	28,418,425
Met Investors Series Trust—Lazard Mid-Cap Portfolio, (Class A)	1,137,339	13,841,416
Met Investors Series Trust—Legg Mason Value Equity Portfolio, (Class A)	2,012,467	21,130,902
Met Investors Series Trust—Lord Abbett Bond Debenture Portfolio, (Class A)	1,126,717	14,230,432
Met Investors Series Trust—Met/AIM Small Cap Growth Portfolio, (Class A)	955,965	14,205,646
Met Investors Series Trust—Neuberger Berman Real Estate Portfolio, (Class A)	487,437	6,863,112
Met Investors Series Trust—PIMCO Inflation Protected Bond Portfolio, (Class A)	1,962,792	21,512,195
Met Investors Series Trust—PIMCO Total Return Portfolio, (Class A)	12,900,522	158,547,415
Metropolitan Series Fund, Inc.—BlackRock Bond Income Portfolio, (Class A)	708,054	79,096,758
Metropolitan Series Fund, Inc.—BlackRock Large Cap Value Portfolio, (Class A)	2,147,573	29,228,466
Metropolitan Series Fund, Inc.—Davis Venture Value Portfolio, (Class A)	989,296	36,049,951
Metropolitan Series Fund, Inc.—Julius Baer International Stock Portfolio, (Class A)	1,327,190	21,288,120
Metropolitan Series Fund, Inc.—FI Mid Cap Opportunities Portfolio, (Class A)	664,957	14,057,183
Metropolitan Series Fund, Inc.—Jennison Growth Portfolio, (Class A)	1,079,609	14,704,279
Metropolitan Series Fund, Inc.—MetLife Stock Index Portfolio, (Class A)	391,017	14,467,617
Metropolitan Series Fund, Inc.—Neuberger Berman Mid Cap Value Portfolio, (Class A)	1,389,087	29,531,988
Metropolitan Series Fund, Inc.—Russell 2000 Index Portfolio, (Class A)	499,994	7,089,909
Metropolitan Series Fund, Inc.—T. Rowe Price Large Cap Growth Portfolio, (Class A)	1,325,671	21,847,056
Metropolitan Series Fund, Inc.—Western Asset Mgt. Strategic Bond Opportunities Portfolio, (Class A)	8,383,014	106,631,940

Security Description	Shares	Value*

Affiliated Investment Companies—(Continued)
Metropolitan Series Fund, Inc.—Western Asset Mgt. U.S. Government Portfolio, (Class A)	2,285,551	$28,546,537

Total Mutual Funds (Identified Cost $702,097,800)		716,700,257

Total Investments—100.0% (Identified Cost $702,097,800) (a)		716,700,257
Liabilities in excess of other assets		(230,109)

Total Net Assets—100%		$716,470,148

(a)	The aggregate cost of investments for federal income tax purposes as of December 31, 2007 was $702,714,404 and the composition of unrealized appreciation and depreciation of investment securities was $19,221,676 and $(5,235,823), respectively.

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Statement of Assets & Liabilities

December 31, 2007

Assets
Investments at value (a)		$716,700,257
Receivable for:
Fund shares sold		1,559,233

Total Assets		718,259,490
Liabilities
Payable for:
Securities purchased	$1,428,558
Fund shares redeemed	130,675
Due to custodian bank	12
Accrued expenses:
Management fees	66,034
Service and distribution fees	135,436
Other expenses	28,627

Total Liabilities		1,789,342

Net Assets		$716,470,148

Net assets consists of:
Capital paid in		$685,674,533
Undistributed net investment income		8,234,157
Accumulated net realized gains		7,959,001
Unrealized appreciation on investments		14,602,457

Net Assets		$716,470,148

Computation of offering price:
Class A
Net asset value and redemption price per share ($63,055,065 divided by 5,432,829 shares outstanding)		$11.61

Class B
Net asset value and redemption price per share ($653,415,083 divided by 56,660,820 shares outstanding)		$11.53

(a) Identified cost of investments		$702,097,800

Statement of Operations

For the Year Ended December 31, 2007

Investment Income
Dividends from Underlying Portfolios		$8,768,781

Expenses
Management fees	$466,330
Service and distribution fees—Class B	1,062,732
Directors’ fees and expenses	811
Custodian	28,091
Audit and tax services	18,574
Legal	6,487
Miscellaneous	9,567

Total expenses	1,592,592
Expense reimbursements	(53,497)	1,539,095

Net Investment Income		7,229,686

Realized and Unrealized Gain
Realized gain on:
Investments—net	4,397,800
Capital gains distributions from Underlying Portfolios	4,951,780	9,349,580

Change in unrealized appreciation on:
Investments—net		2,755,959

Net gain		12,105,539

Net Increase in Net Assets From Operations		$19,335,225

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2007	Year ended December 31, 2006
From Operations
Net investment income	$7,229,686	$2,753,313
Net realized gain	9,349,580	2,680,788
Unrealized appreciation	2,755,959	11,426,020

Increase in net assets from operations	19,335,225	16,860,121

From Distributions to Shareholders
Net investment income
Class A	0	(590,104)
Class B	0	(2,533,725)

	0	(3,123,829)

Net realized gain
Class A	(80,079)	(404,643)
Class B	(623,334)	(1,776,898)

	(703,413)	(2,181,541)

Total distributions	(703,413)	(5,305,370)

Increase in net assets from capital share transactions	406,953,460	220,484,878

Total increase in net assets	425,585,272	232,039,629

Net Assets
Beginning of the period	290,884,876	58,845,247

End of the period	$716,470,148	$290,884,876

Undistributed Net Investment Income
End of the period	$8,234,157	$0

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2007		Year ended December 31, 2006
	Shares	$	Shares	$
Class A
Sales	3,514,656	$40,139,033	3,075,955	$32,731,897
Reinvestments	6,982	80,079	95,649	994,747
Redemptions	(1,330,474)	(15,161,664)	(916,210)	(9,630,196)

Net increase	2,191,164	$25,057,448	2,255,394	$24,096,448

Class B
Sales	41,920,624	$476,801,515	20,240,511	$214,379,158
Shares issued through acquisition	0	0	546,716	5,691,315
Reinvestments	54,583	623,334	415,682	4,310,623
Redemptions	(8,448,865)	(95,528,837)	(2,641,425)	(27,992,666)

Net increase	33,526,342	$381,896,012	18,561,484	$196,388,430

Increase derived from capital share transactions		$406,953,460		$220,484,878

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Financial Highlights

	Class A
	Year ended December 31,
	2007	2006	2005(a)
Net Asset Value, Beginning of Period	$11.07	$10.60	$10.00

Income From Investment Operations
Net investment income	0.21 (b)	0.31	0.04
Net realized and unrealized gain on investments	0.35	0.70	0.60

Total from investment operations	0.56	1.01	0.64

Less Distributions
Distributions from net investment income	0.00	(0.32)	(0.04)
Distributions from net realized capital gains	(0.02)	(0.22)	0.00

Total distributions	(0.02)	(0.54)	(0.04)

Net Asset Value, End of Period	$11.61	$11.07	$10.60

Total Return (%)	5.1	9.8	6.4	(c)
Ratio of operating expenses to average net assets (%) (d)	0.10	0.10	0.10	(e)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (g)	0.11	0.12	0.41	(e)
Ratio of net investment income to average net assets (%) (f)	1.86	2.45	1.28	(e)
Portfolio turnover rate (%)	19	18	3	(e)
Net assets, end of period (000)	$63,055	$35,874	$10,457

	Class B
	Year ended December 31,
	2007	2006	2005(a)
Net Asset Value, Beginning of Period	$11.02	$10.58	$10.00

Income From Investment Operations
Net investment income	0.17 (b)	0.29	0.03
Net realized and unrealized gain on investments	0.36	0.68	0.59

Total from investment operations	0.53	0.97	0.62

Less Distributions
Distributions from net investment income	0.00	(0.31)	(0.04)
Distributions from net realized capital gains	(0.02)	(0.22)	0.00

Total distributions	(0.02)	(0.53)	(0.04)

Net Asset Value, End of Period	$11.53	$11.02	$10.58

Total Return (%)	4.8	9.4	6.2	(c)
Ratio of operating expenses to average net assets (%) (d)	0.35	0.35	0.35	(e)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (g)	0.36	0.37	0.66	(e)
Ratio of net investment income to average net assets (%) (f)	1.48	1.64	1.27	(e)
Portfolio turnover rate (%)	19	18	3	(e)
Net assets, end of period (000)	$653,415	$255,011	$48,388

(a)	Commencement of operations was May 2, 2005.
(b)	Per share amount is based on average shares outstanding during the period.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	The ratio of operating expenses to average net assets does not include expenses of investment companies in which the Portfolio invests.
(e)	Computed on an annualized basis.
(f)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying Portfolios in which it invests.
(g)	See Note 4 in the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Notes to Financial Statements—December 31, 2007

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The MetLife Conservative to Moderate Allocation Portfolio (the “Asset Allocation Portfolio”) is a non-diversified series of the fund. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by MetLife Advisers, LLC (“MetLife Advisers”) or its affiliates (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although not all Portfolios are available to all such separate accounts. The Asset Allocation Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Asset Allocation Portfolio are named Class A and Class B. The classes of the Asset Allocation Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Asset Allocation Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

The net asset value of the Asset Allocation Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Asset Allocation Portfolio invests. The Underlying Portfolios that are series of the Fund will use fair value pricing in the circumstances and manner described below. For more information about the use of fair value pricing by the underlying portfolios that are series of Met Investors Series Trust (“MIST”), please refer to the prospectus for such underlying portfolios.

The Underlying Portfolios that are series of the Fund are valued as follows:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

MSF-9

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Notes to Financial Statements—December 31, 2007—(Continued)

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When an Underlying Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Underlying Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Underlying Portfolios expect to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Underlying Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Underlying Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Underlying Portfolio values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Underlying Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated day-to-day responsibility for valuing Underlying Portfolio assets to MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”) or the subadviser of the Underlying Portfolio, as applicable, who values such assets as described above and operates under procedures approved by the Board.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Federal Income Taxes:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

As of December 31, 2007, the Asset Allocation Portfolio had no capital loss carryovers.

The tax character of distributions paid for the periods ended December 31, 2007 and 2006 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2007	2006	2007	2006	2007	2006	2007	2006
$527,560	$3,598,532	$175,853	$1,706,838	$—	$—	$703,413	$5,305,370

MSF-10

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Notes to Financial Statements—December 31, 2007—(Continued)

As of December 31, 2007, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation	Loss Carryforwards	Total
$10,007,422	$6,802,340	$13,985,853	$—	$30,795,615

Dividends and Distributions to Shareholders:

The Asset Allocation Portfolios record dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

3.	INVESTMENT TRANSACTIONS:

For the year ended December 31, 2007, purchases and sales of Underlying Portfolios by the Asset Allocation Portfolio were $509,370,380 and $90,812,451, respectively.

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Asset Allocation Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2007	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
$466,330	0.100%	Of the first $500 million
	0.075%	Of the next $500 million
	0.050%	On amounts in excess of $1 billion

In addition to the above Management Fee paid to MetLife Advisers, the Asset Allocation Portfolio indirectly pays MetLife Advisers an investment advisory fee through its investments in certain Underlying Portfolios.

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

Service and Distribution Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Asset Allocation Portfolio’s Class B shares. Under the Distribution and Service Plan, the Class B shares of the Asset Allocation Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Asset Allocation Portfolio shares for promoting or selling and servicing, the Class B shares of the Asset Allocation Portfolio. The fees under the Distribution and Service Plan for each class of the Asset Allocation Portfolio’s shares are calculated as a percentage of the Asset Allocation Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares. Amounts paid by the Asset Allocation Portfolio for the year ended December 31, 2007 are shown as Service and Distribution fees in the Statement of Operations.

MSF-11

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Notes to Financial Statements—December 31, 2007—(Continued)

Expense Agreement:

Pursuant to an expense agreement relating to each class of the Asset Allocation Portfolio, MetLife Advisers has agreed, from May 1, 2007 to April 30, 2008, to waive a portion of its advisory fees or pay a portion of the other operating expenses (not including brokerage costs, interest, taxes, or extraordinary expenses) to the extent total operating expenses exceed stated annual expense limits (based on the Asset Allocation Portfolio’s then current fiscal year). For the Asset Allocation Portfolio, this subsidy, and similar subsidies in effect in earlier periods, are subject to the obligation of each class of the Asset Allocation Portfolio to repay MetLife Advisers in future years, if any, when a class’ expenses fall below the stated expense limit pertaining to that class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to a class in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the class’ stated expense limit that was in effect at the time of the subsidy in question; provided, however, that no class of the Asset Allocation Portfolio is obligated to repay any expense paid by MetLife Advisers more than five years after the end of the fiscal year in which such expense was incurred.

The expense limits (annual rates as a percentage of each class of the Asset Allocation Portfolio’s net average daily net assets) in effect from May 1, 2007 to April 30, 2008 are 0.10% and 0.35% for Class A and B, respectively.

As of December 31, 2007, the amount of expenses deferred in 2005 subject to repayment until December 31, 2010 was $47,344 for the Asset Allocation Portfolio. The amount of expenses deferred in 2006 subject to repayment until December 31, 2011 was $35,780. The amount of expenses deferred in 2007 subject to repayment until December 31, 2012 was $53,497.

5.	REGULATORY MATTERS:

As previously reported, in May 2004, General American received a Wells Notice stating that the SEC staff was considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws against General American with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through General American. General American responded to the SEC staff and cooperated with the investigation. On August 9, 2007, the SEC announced that it had settled an enforcement action regarding late trading against General American with, among other things, General American agreeing to pay a civil penalty and to comply with certain undertakings. General American consented to the SEC’s order without admitting or denying the findings. MetLife Advisers has also advised the Fund’s Board of Directors that, while certain exceptions to the Fund’s policies have been noted, no situations have been identified that would have a material impact on the financial position of the Fund.

6.	RECENT ACCOUNTING PRONOUNCEMENTS:

Effective June 29, 2007, the Fund implemented Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109” (“FIN 48”). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Fund, and has determined that the adoption of FIN 48 does not have a material impact on the Fund’s financial statements. The Fund files U.S. tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s tax returns remains open for the years ended December 31, 2004 through December 31, 2006.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

MSF-12

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Notes to Financial Statements—December 31, 2007—(Continued)

7.	TRANSACTIONS IN SECURITIES OF AFFILIATED ISSUERS:

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising management or control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolio’s net assets. Transactions in the Underlying Portfolios during the six months ended December 31, 2007 in which the Asset Allocation Portfolio had ownership of at least 5% of the outstanding voting securities at the end of the period are as follows:

Underlying Portfolio (Class A)	Beginning Shares as of 12/30/2006	Shares Purchased during Period	Shares Sold during Period	Ending Shares as of 12/31/2007
MIST—Dreman Small Cap Value	439,238	643,341	53,963	1,028,616
MSF—Western Asset Mgmt. Strategic Bond Opportunities	3,414,485	5,384,367	415,838	8,383,014

Underlying Portfolio (Class A)	Realized Gain/(Loss) during Period	Capital Gains Distributions during Period	Dividend Income during Period	Ending Value as of 12/31/2007
MIST—Dreman Small Cap Value	$47,641	$39,157	$0	$13,958,320
MSF—Western Asset Mgmt. Strategic Bond Opportunities	(56,479)	56,036	1,625,036	106,631,940

MSF-13

Metropolitan Series Fund, Inc.

MetLife Conservative To Moderate Allocation Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of the Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the MetLife Conservative to Moderate Allocation Portfolio, one of the portfolios constituting the Metropolitan Series Fund, Inc. (the “Fund”) as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years ended December 31, 2007 and the period from May 2, 2005 (commencement of operations) through December 31, 2005. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MetLife Conservative to Moderate Allocation Portfolio of the Metropolitan Series Fund, Inc. as of December 31, 2007, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years ended December 31, 2007 and the period from May 2, 2005 (commencement of operations) through December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 21, 2008

MSF-14

Metropolitan Series Fund, Inc.

Directors and Officers

The Fund’s Directors review actions of the Fund’s investment adviser and subadvisers, and decide upon matters of general policy. The Fund’s officers supervise the daily business operations of the Fund. The Board of Directors and the Fund’s officers are listed below. Each Director is responsible for overseeing all 36 Portfolios of the Fund. There is no limit to the term a Director may serve. Directors serve until their resignation, retirement or removal in accordance with the Fund’s organizational documents and policies adopted by the Board from time to time. Officers hold office at the pleasure of the Board or until the election or appointment and the qualification of a successor. The address of the directors and officers is c/o Metropolitan Series Fund, Inc., 501 Boylston Street, Boston, MA 02116.

Interested Directors(1)

Each Director below is an “interested person” (as defined by the 1940 Act) with respect to the Fund in that Ms. Forget is an employee of MetLife and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Elizabeth M. Forget Age: 41	Director, Chairman of the Board, President and Chief Executive Officer	2006	Senior Vice President (since 2007), MetLife, Inc.; President, Met Investors Advisory, LLC (“MIA”); Trustee and President, Met Investors Series Trust (“MIST”); Executive Vice President, MetLife Investors Group, Inc.; President (since 2006), MetLife Advisers.	81

Arthur G. Typermass Age: 70	Director	1998	Formerly, Senior Vice President and Treasurer, MetLife.	37

Non-Interested Directors(1)

Each Director below is not an “interested person” (as defined by the 1940 Act) with respect to the Fund (collectively, the “Independent Directors”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† Age: 70	Director	1985	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	37

Linda B. Strumpf Age: 60	Director	2000	Vice President and Chief Investment Officer, Ford Foundation.	37

Michael S. Scott Morton† Age: 70	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, MIT.	37

H. Jesse Arnelle Age: 74	Director	2001	Formerly, Counsel, Womble Carlyle Sandrie & Rice; Director, Textron Inc. (global multi-industry company)*; formerly, Director, Gannet Co. Inc. (diversified news and information company)*; formerly, Director, Eastman Chemical Company (global chemical company)*; formerly, Director, Waste Management, Inc.*; formerly, Director, Armstrong Holdings Inc. (parent company of floor and ceiling products business)*; formerly, Director, FPL Group Inc. (public utility holding company)*; Director, URS Corporation (engineering design services firm)*.	37

Nancy Hawthorne Age: 56	Director	2003	Director, Avid Technologies (computer software company)*; formerly, Chairman of the Board of Avid Technologies; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Chief Executive Officer, Clerestory LLC (corporate financial advisor); formerly, Trustee, New England Zenith Fund (“Zenith Fund”)**; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company )*.	37

MSF-15

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
John T. Ludes Age: 71	Director	2003	President, LFP Properties (consulting firm); Formerly, Trustee, Zenith Fund**; formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	37

Officers(1)

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey P. Halperin	40	Chief Compliance Officer	2006	Vice President (since 2006), Corporate Ethics and Compliance Department, MetLife, Inc.; Chief Compliance Officer (since 2006), MetLife Advisers, MIA and MIST.

John F. Guthrie, Jr.	64	Senior Vice President	2002	Manager and Senior Vice President, MetLife Advisers; Vice President, MetLife; Vice President (since 2003), MetLife Group, Inc.; Vice President, NELICO; Vice President (since 2005), MIA; formerly, Senior Vice President, Zenith Fund**.

Alan C. Leland	55	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Treasurer (since 2005), Met Investors Advisory, LLC; Vice President (since 2004), MIA; Vice President (since 2003), MetLife Group, Inc.; Vice President, MetLife; Senior Vice President, NELICO

Peter Duffy	52	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers (since 1998); Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife Group, Inc.; formerly, Vice President and Treasurer, Zenith Fund**.

Thomas M. Lenz	49	Vice President and Secretary	2002	General Counsel and Secretary, MetLife Advisers; Assistant General Counsel, MetLife; formerly, Vice President and Secretary, Zenith Fund**.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
**	The Zenith Fund deregistered with the Securities and Exchange Commission (“SEC”) in 2004.
(†)	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the “State Street Research Funds”).
(1)	Each Director of the Fund also serves as trustee of Metropolitan Series Fund II (“Met Series Fund II”), a registered investment company advised by MetLife Advisers. Each officer of the Fund serves in the same position with Met Series Fund II, which consists of one portfolio.
(2)	Previous positions during the past five years with the Fund, MIST, MetLife, MetLife Advisers, MIA, Zenith Fund, NELICO or New England Securities Corporation are omitted if not materially different.
(3)	The Fund Complex includes the Fund (36 portfolios), Met Series Fund II (1 portfolio) and MIST (44 portfolios)

MSF-16

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Fund’s Contract Review Committees of the Board of Directors (the “Board”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (collectively, the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals at the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers, the Fund’s investment adviser, and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through the subadvisers’ responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies and the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (viii) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (ix) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (x) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xi) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee on September 12, 2007, the Board, at its November 15, 2007 meeting, approved the continuation through December 31, 2008 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio of the Fund. The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than Zenith Equity and the Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the establishment of the investment strategies of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of Subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to Zenith Equity and the Asset Allocation Portfolios, the Directors considered both the portfolio management services and the administrative services provided by MetLife Advisers. After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

MSF-17

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ recommendations regarding reductions in Fee rates, implementation of Fee breakpoints and institution of Fee waivers and expense caps.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and their affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

MSF-18

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution, brokerage and transfer agency services to the Portfolios, and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2008.

Certain Matters Relating to MFS Value Portfolio (formerly known as Harris Oakmark Large Cap Value Portfolio) (the “Value Portfolio”) and Harris Oakmark Focused Value Portfolio (the “Focused Value Portfolio”). At the November 15, 2007 Board meeting, the Board approved a change of subadviser for the Value Portfolio from Harris Associates L.P. (“Harris”) to Massachusetts Financial Services Company (“MFS”) and an amendment to the Subadvisory Agreement relating to the Focused Value Portfolio, each to be effective on January 7, 2008. The Board also approved a merger of the Value Portfolio with the MFS Value Portfolio, a series of the Met Investors Series Trust (“MIST”), to be effective on April 28, 2008 (the “Merger).

In making the determination to approve the change in subadviser for the Value Portfolio, the Board carefully considered those factors described above with respect to the continuation of the Continued Agreements, as relevant to both the existing Subadvisory Agreement with Harris and the proposed Subadvisory Agreement with MFS. In addition to these factors, the Board also considered as relevant:

•	the experience, investment style and investment performance history of MFS as portfolio manager;

•	that the form of the proposed Subadvisory Agreement with MFS was substantially similar to the Value Portfolio’s existing Subadvisory Agreement with Harris;

•

that the subadvisory fee schedule for MFS set forth in the proposed Subadvisory Agreement was lower than the fee schedule in the existing Subadvisory Agreement and that MetLife Advisers had agreed to reduce its advisory fee, through a contractual fee waiver, by an amount corresponding to such savings;

•	the expected transition costs of the change of subadviser and the fact that MetLife Advisers had agreed to pay a portion of those costs;

•	the impact of the Merger on the Value Portfolio, including any potential costs savings;

•

that the preferred date of the change of subadviser for the Value Portfolio was January 7, 2008 and the desirability, in order to facilitate an orderly transition of subadvising functions, of extending the existing Subadvisory Agreement with Harris from its scheduled expiration date of December 31, 2007 until January 7, 2008;

•

that the existing Subadvisory Agreement with Harris for the Focused Value Portfolio contained a subadvisory fee schedule based on the combined average daily net assets for the Value Portfolio and the Focused Value Portfolio and that, as a result of the subadviser change for the Value Portfolio, the subadvisory fees for the Focused Value Portfolio may increase slightly; and

•

that MetLife Adviser’s voluntary advisory fee waiver currently in effect with respect to the Focused Value Portfolio would be discontinued following the subadviser change and that, as a result, the advisory fees for the Focused Value Portfolio may increase slightly.

Following such consideration, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, unanimously voted to approve (i) the continuation of the existing Subadvisory Agreement relating to the Value Portfolio through January 7, 2008 (ii) an amendment to the Subadvisory Agreement relating to the Focused Value Portfolio, effective January 7, 2008, and (iii) the proposed Subadvisory Agreement relating to the Value Portfolio with MFS, effective January 7, 2008 through January 6, 2010.

Certain Matters Relating to Julius Baer International Stock Portfolio (formerly known as the FI International Stock Portfolio) (the “International Stock Portfolio”). At the November 15, 2007 Board meeting, the Board approved a change of subadviser for the International Stock Portfolio from Fidelity Management & Research Company (“FMR”) to Julius Baer Investment Management LLC (“Julius Baer”).

MSF-19

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited—(Continued)

In making the determination to approve the change in subadviser for the International Stock Portfolio, the Board carefully considered those factors described above with respect to the continuation of the Continued Agreements, as relevant to both the existing Subadvisory Agreement with FMR and the proposed Subadvisory Agreement with Julius Baer. In addition to these factors, the Board also considered as relevant:

•	the experience, investment style and investment performance history of Julius Baer as portfolio manager;

•	that the form of the proposed Subadvisory Agreement with Julius Baer was substantially similar to the International Stock Portfolio’s existing Subadvisory Agreement with FMR;

•

that the subadvisory fee schedule for Julius Baer set forth in the proposed Subadvisory Agreement was lower than the fee schedule in the existing Subadvisory Agreement and that MetLife Advisers had agreed to reduce its advisory fee, through a contractual fee waiver, by an amount corresponding to such savings;

•	the expected transition costs of the change of subadviser; and

•

that the preferred date of the change of subadviser was January 7, 2008 and the desirability, in order to facilitate an orderly transition of subadvising functions, of extending the existing Subadvisory Agreement with FMR from its scheduled expiration date of December 31, 2007 until January 7, 2008.

Following such consideration, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, unanimously voted to approve the continuation of the existing Subadvisory Agreement relating to the International Stock Portfolio through January 7, 2008 and to approve the proposed Subadvisory Agreement relating to such Portfolio with Julius Baer, effective January 7, 2008 through January 6, 2010.

MSF-20

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2007 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-21

Metropolitan Series Fund, Inc. MetLife Mid Cap Stock Index Portfolio Annual Report	December 31, 2007

Letter from the President

February 1, 2008

Letter to Policy Holders:

2007 was a tumultuous year in the financial markets driven by concerns in the credit markets surrounding sub-prime mortgages and fears of recession in the U.S. Economy. The broad markets were mixed, with the Dow Jones Industrial Average up 8.9% and the MSCI EAFE Index, which measures the performance of international equities, up 11.2% for the year, while the Russell 2000 Index, which measures the performance of small capitalization stocks, was down 1.6%.

In the fixed income markets, credit spreads increased as a result of the pressure from sub-prime mortgage crisis and the Federal Reserve lowered interest rates by a total of 1% during the year. The Lehman Brothers Aggregate Bond Index posted a 7.0% return for the year.

On the following pages, you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth Forget

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Managed by MetLife Investment Advisors Company, LLC

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the year ended December 31, 2007, the Class A shares of the MetLife Mid Cap Stock Index Portfolio returned 7.8%, compared to its benchmark, the Standard & Poor’s MidCap 400 Index1, which returned 8.0%.

PORTFOLIO REVIEW

The S&P MidCap 400 Index had a positive annual return for the fifth consecutive year. Over the five-year period ending December 31, 2007, the S&P MidCap 400 Index returned 16.2% annualized. Mid-cap stocks outperformed large-cap stocks, beating the S&P 500 Index2 by 2.5%, in 2007. During the first half of 2007, the S&P MidCap 400 Index returned 12.0% despite mixed earnings and macroeconomic reports. However, during the second half of 2007, the S&P MidCap 400 Index returned -3.6%. This second half decline was largely attributable to the subprime mortgage crisis. The subprime contagion contributed to the weakening housing market, a liquidity crisis, lender bankruptcies, and large write-downs at several major financial institutions. During the first half of 2007, the Federal Reserve maintained the Fed Funds Rate at 5.25%. However, during the second half of 2007, the Federal Reserve began lowering the Fed Funds Rate, dropping the target by 100 basis points to 4.25% at year-end. The Federal Reserve lowered the Fed Funds Rate primarily due to concerns that the risk of slower economic growth outweighed the risk of inflation. The price of oil surged from $61 to $96 per barrel through December, up 57% from the beginning of the year. Increasing global demand, weakness in refinery utilization, and global geopolitical unrest contributed to supply concerns, increasing oil prices over the period. Some of the factors driving the equity markets included geopolitical concerns, energy prices, Federal Reserve interest rate policy, corporate earnings, employment data, and unemployment rates.

Eight out of ten sectors comprising the S&P MidCap 400 Index experienced positive returns for the year. Industrials (15.8% beginning-of-year weight) returned 19.7%, and had the largest positive impact on the benchmark return this year. Energy (7.5% beginning weight) was the best performing sector, up 41.4%. The second-best performing sector was Materials (5.7% beginning weight), up 27.4%. Other strong performing sectors were Consumer Staples, Health Care, and Telecomm Services, up 15.8%, 12.6%, and 10.8%, respectively. Financials (the largest sector with a benchmark weight of 18.4%) was the worst-performing sector, down 12.8%. Consumer Discretionary (15.3% beginning weight), down 9.7%, was the only other sector with a negative return for the year.

The stocks with the largest positive impact on the benchmark return for the year were Intuitive Surgical, up 238.4%; Jacobs Engineering Group, up 105.1%; and Precision Castparts, up 52.8%. The stocks with the largest negative impact were Radian Group, down 78.3%; The PMI Group, down 71.6%; and Sepracor, down 57.4%.

There were fifty-five additions and fifty-five deletions to the benchmark in 2007, compared to thirty-three additions and thirty-three deletions in 2006.

* The views expressed above are those of the subadvisory firm as of December 31, 2007 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

1 The Standard & Poor’s (S&P) MidCap 400® Index is an unmanaged index measuring the performance of the mid-size company segment of the U.S. market. The Index consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation.

2 The Standard & Poor’s (S&P) 500® Stock Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange.

MSF-2

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

A $10,000 INVESTMENT COMPARED TO

THE S&P MIDCAP 400 INDEX

Average Annual Returns as of December 31, 2007

	MetLife Mid Cap Stock Index Portfolio			S&P MidCap 400 Index
	Class A	Class B	Class E
1 Year	7.8%	7.5%	7.7%	8.0%
5 Year	15.9	15.6	15.7	16.2
Since Inception	8.8	8.8	8.7	9.0

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 7/5/00, 1/2/01 and 5/1/01, respectively. Index since inception return is based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of December 31, 2007

Top Holdings

% of Total Net Assets
MidCap SPDR Trust, Series 1	2.4%
Intuitive Surgical, Inc.	1.0%
Cameron International Corp.	0.9%
Southwestern Energy Co.	0.8%
Activision, Inc.	0.7%
Hologic, Inc.	0.7%
Harris Corp.	0.7%
Amphenol Corp. (Class A)	0.7%
FMC Technologies, Inc.	0.6%
Denbury Resources, Inc.	0.6%

Top Sectors

% of Equity Market Value
Industrials	15.5%
Financials	15.4%
Information Technology	15.0%
Health Care	12.8%
Consumer Discretionary	12.5%
Energy	9.9%
Utilities	7.9%
Materials	7.1%
Consumer Staples	3.2%
Telecommunication Services	0.7%

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2007 through December 31, 2007.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period* July 1, 2007 to December 31, 2007
MetLife Mid Cap Stock Index—Class A	Actual	0.32%	$1,000.00	$964.10	$1.58
	Hypothetical	0.32%	$1,000.00	$1,023.58	$1.63

MetLife Mid Cap Stock Index—Class B	Actual	0.57%	$1,000.00	$962.60	$2.82
	Hypothetical	0.57%	$1,000.00	$1,022.30	$2.91

MetLife Mid Cap Stock Index—Class E	Actual	0.47%	$1,000.00	$963.30	$2.33
	Hypothetical	0.47%	$1,000.00	$1,022.81	$2.40

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 4 to the Financial Statements.

MSF-4

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of December 31, 2007

Common Stock—96.6% of Total Net Assets

Security Description	Shares	Value*

Aerospace & Defense—0.9%
Alliant Techsystems, Inc. (a) (b)	14,685	$1,670,566
BE Aerospace, Inc. (b)	41,568	2,198,947
DRS Technologies, Inc.	18,502	1,004,103

		4,873,616

Airlines—0.2%
AirTran Holdings, Inc. (a) (b)	41,175	294,813
Alaska Air Group, Inc. (a) (b)	18,100	452,681
JetBlue Airways Corp. (a) (b)	80,942	477,558

		1,225,052

Auto Components—1.0%
ArvinMeritor, Inc. (a)	32,588	382,257
BorgWarner, Inc.	52,071	2,520,757
Gentex Corp. (a)	64,885	1,153,006
Lear Corp. (b)	34,616	957,479
Modine Manufacturing Co. (a)	14,556	240,320

		5,253,819

Automobiles—0.1%
Thor Industries, Inc. (a)	15,554	591,208

Beverages—0.4%
Hansen Natural Corp. (a) (b)	26,928	1,192,641
PepsiAmericas, Inc.	26,888	895,908

		2,088,549

Biotechnology—1.2%
Cephalon, Inc. (a) (b)	30,107	2,160,478
Millennium Pharmaceuticals, Inc. (b)	144,971	2,171,666
PDL BioPharma, Inc. (a) (b)	52,581	921,219
Vertex Pharmaceuticals, Inc. (a) (b)	59,403	1,379,932

		6,633,295

Capital Markets—1.5%
Eaton Vance Corp. (a)	55,495	2,520,028
Jefferies Group, Inc. (a)	50,180	1,156,649
Raymond James Financial, Inc.	42,584	1,390,793
SEI Investments Co.	56,721	1,824,715
Waddell & Reed Financial, Inc. (Class A)	37,467	1,352,184

		8,244,369

Chemicals—3.6%
Airgas, Inc.	36,934	1,924,631
Albemarle Corp.	35,714	1,473,202
Cabot Corp.	29,318	977,462
CF Industries Holdings, Inc.	21,574	2,374,434
Chemtura Corp.	108,311	844,826
Cytec Industries, Inc.	18,888	1,163,123
Ferro Corp.	19,538	405,023
FMC Corp.	33,950	1,851,972
Minerals Technologies, Inc.	8,646	578,850
Olin Corp.	33,313	643,940
RPM International, Inc.	54,509	1,106,533

Security Description	Shares	Value*

Chemicals—(Continued)
Sensient Technologies Corp.	21,107	$596,906
Terra Industries, Inc. (b)	41,689	1,991,067
The Lubrizol Corp.	30,797	1,667,965
The Scotts Miracle-Gro Co.	19,902	744,733
Valspar Corp. (a)	45,151	1,017,704

		19,362,371

Commercial Banks—2.4%
Associated Banc-Corp (a)	57,055	1,545,620
Bank Hawaii Corp.	22,001	1,125,131
Cathay General Bancorp (a)	22,367	592,502
City National Corp.	18,149	1,080,773
Cullen/Frost Bankers, Inc.	26,258	1,330,230
First Community Bancorp, Inc. (a)	11,302	466,095
FirstMerit Corp. (a)	36,133	723,021
SVB Financial Group (a) (b)	14,902	751,061
Synovus Financial Corp (b)	147,756	1,555,900
TCF Financial Corp.	48,919	877,118
The Colonial BancGroup, Inc. (a)	70,664	956,791
WestAmerica Bancorp (a)	13,177	587,035
Wilmington Trust Corp. (a)	30,857	1,086,166

		12,677,443

Commercial Services & Supplies—3.3%
ChoicePoint, Inc. (b)	32,120	1,169,810
Copart, Inc. (b)	31,589	1,344,112
Deluxe Corp.	23,407	769,856
Herman Miller, Inc.	27,375	886,676
HNI Corp. (a)	20,656	724,199
Kelly Services, Inc. (Class A)	10,369	193,486
Korn/Ferry International (a) (b)	20,944	394,166
Manpower, Inc.	36,378	2,069,908
Mine Safety Appliances Co. (a)	13,124	680,742
Navigant Consulting, Inc. (a) (b)	20,519	280,495
Republic Services, Inc.	72,159	2,262,185
Rollins, Inc.	19,084	366,413
Stericycle, Inc. (b)	39,022	2,317,907
The Brinks Co.	21,773	1,300,719
The Corporate Executive Board Co. (a)	15,922	956,912
The Dun & Bradstreet Corp.	26,028	2,306,862

		18,024,448

Communications Equipment—2.3%
3Com Corp. (b)	178,076	804,904
ADC Telecommunications, Inc. (a) (b)	52,759	820,402
Adtran, Inc. (a)	26,217	560,519
Avocent Corp. (a) (b)	22,441	523,100
CommScope, Inc. (a) (b)	29,914	1,472,060
Dycom Industries, Inc. (a) (b)	18,395	490,227
F5 Networks, Inc. (a) (b)	38,121	1,087,211
Foundry Networks, Inc. (b)	67,492	1,182,460
Harris Corp.	61,539	3,857,264
Plantronics, Inc. (a)	21,819	567,294
Polycom, Inc. (b)	40,756	1,132,202

		12,497,643

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of December 31, 2007

Common Stock—(Continued)

Security Description	Shares	Value*

Computers & Peripherals—1.2%
Diebold, Inc. (a)	29,542	$856,127
Imation Corp. (a)	14,647	307,587
NCR Corp. (a) (b)	81,270	2,039,877
Palm, Inc. (a) (b)	47,076	298,462
Western Digital Corp. (b)	98,827	2,985,564

		6,487,617

Construction & Engineering—1.4%
Granite Construction, Inc.	15,810	572,006
KBR, Inc. (b)	76,072	2,951,594
Quanta Services, Inc. (a) (b)	76,746	2,013,815
URS Corp.	35,858	1,948,165

		7,485,580

Construction Materials—0.5%
Martin Marietta Materials, Inc. (a)	18,796	2,492,350

Consumer Finance—0.1%
AmeriCredit Corp. (a) (b)	51,259	655,603

Containers & Packaging—0.7%
Packaging Corp. of America	41,730	1,176,786
Sonoco Products Co.	44,643	1,458,933
Temple-Inland, Inc. (b)	47,717	994,900

		3,630,619

Diversified Consumer Services—1.8%
Career Education Corp. (a) (b)	40,892	1,028,025
Corinthian Colleges, Inc. (a) (b)	38,084	586,494
DeVry, Inc.	26,898	1,397,620
ITT Educational Services, Inc. (b)	13,209	1,126,332
Matthews International Corp.	13,926	652,712
Regis Corp.	19,791	553,356
Service Corp. International	129,361	1,817,522
Sotheby’s Holdings, Inc. (Class A) (a)	29,881	1,138,466
Strayer Education, Inc.	6,511	1,110,646

		9,411,173

Diversified Telecommunication Services—0.1%
Cincinnati Bell, Inc. (a) (b)	111,407	529,183

Electric Utilities—1.7%
DPL, Inc. (a)	50,986	1,511,735
Great Plains Energy, Inc. (a)	38,690	1,134,391
Hawaiian Electric Industries, Inc. (a)	37,286	849,002
IDACORP, Inc. (a) (b)	20,203	711,550
Northeast Utilities	69,598	2,179,113
Sierra Pacific Resources (b)	104,936	1,781,813
Westar Energy, Inc.	41,465	1,075,602

		9,243,206

Electrical Equipment—1.3%
Ametek, Inc. (b)	47,924	2,244,760
Hubbell, Inc. (Class B)	26,026	1,342,942
Roper Industries, Inc.	39,639	2,479,023
Thomas & Betts Corp. (b)	22,896	1,122,820

		7,189,545

Security Description	Shares	Value*

Electronic Equipment & Instruments—2.3%
Amphenol Corp. (Class A)	80,045	$3,711,687
Arrow Electronics, Inc. (b)	55,111	2,164,760
Avnet, Inc.	67,370	2,355,929
Ingram Micro, Inc.	65,850	1,187,934
Kemet Corp. (a) (b)	37,705	249,984
National Instruments Corp.	25,735	857,747
Technologies Data Corp. (b)	24,901	939,266
Vishay Intertechnology, Inc. (b)	83,020	947,258

		12,414,565

Energy Equipment & Services—4.1%
Cameron International Corp.	98,210	4,726,847
Exterran Holdings, Inc. (a) (b)	29,511	2,414,000
FMC Technologies, Inc. (b)	58,411	3,311,904
Grant Prideco, Inc. (b)	57,033	3,165,902
Helmerich & Payne, Inc.	46,474	1,862,213
Patterson-UTI Energy, Inc. (a)	69,571	1,358,026
Pride International, Inc. (b)	74,944	2,540,602
Superior Energy Services, Inc. (b)	36,144	1,244,076
Tidewater, Inc. (a)	24,635	1,351,476

		21,975,046

Food & Staples Retailing—0.3%
BJ’s Wholesale Club, Inc. (b)	28,776	973,492
Ruddick Corp.	16,714	579,474

		1,552,966

Food Products—1.1%
Corn Products International, Inc.	33,602	1,234,873
Hormel Foods Corp.	32,490	1,315,195
Lancaster Colony Corp. (a)	9,663	383,621
Smithfield Foods, Inc. (a) (b)	52,462	1,517,201
The J. M. Smucker Co.	25,833	1,328,850
Tootsie Roll Industries, Inc. (a)	12,087	331,426

		6,111,166

Gas Utilities—2.0%
AGL Resources, Inc.	34,384	1,294,214
Energen Corp.	32,233	2,070,326
Equitable Resources, Inc.	54,628	2,910,580
National Fuel Gas Co. (a)	37,480	1,749,566
ONEOK, Inc.	46,579	2,085,342
WGL Holdings, Inc.	22,203	727,370

		10,837,398

Health Care Equipment & Supplies—4.3%
Advanced Medical Optics, Inc. (a) (b)	27,173	666,554
Beckman Coulter, Inc.	28,167	2,050,558
Dentsply International, Inc.	68,003	3,061,495
Edwards Lifesciences Corp. (a) (b)	25,461	1,170,951
Gen-Probe, Inc. (b)	24,155	1,520,074
Hillenbrand Industries, Inc. (a)	27,835	1,551,245
Hologic, Inc. (b)	56,281	3,863,103
Intuitive Surgical, Inc. (b)	17,157	5,567,446
Kinetic Concepts, Inc. (a) (b)	24,263	1,299,526

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of December 31, 2007

Common Stock—(Continued)

Security Description	Shares	Value*

Health Care Equipment & Supplies—(Continued)
ResMed, Inc. (a)	34,709	$1,823,264
STERIS Corp.	28,474	821,190

		23,395,406

Health Care Providers & Services—3.4%
Apria Healthcare Group, Inc. (a) (b)	19,631	423,441
Community Health Systems, Inc. (a) (b)	42,923	1,582,142
Covance, Inc. (b)	28,666	2,483,049
Health Management Associates, Inc. (Class A) (a)	108,961	651,587
Health Net, Inc. (b)	49,485	2,390,125
Henry Schein, Inc. (b)	40,204	2,468,526
Kindred Healthcare, Inc. (a) (b)	13,410	334,982
LifePoint Hospitals, Inc. (b)	26,088	775,857
Lincare Holdings, Inc. (b)	35,997	1,265,654
Omnicare, Inc. (a)	54,571	1,244,764
Psychiatric Solutions, Inc. (a) (b)	24,675	801,937
Universal Health Services, Inc. (Class B)	24,181	1,238,067
VCA Antech, Inc. (b)	37,830	1,673,221
Wellcare Group, Inc. (a) (b)	18,726	794,170

		18,127,522

Health Care Technology—0.3%
Cerner Corp. (a) (b)	29,798	1,680,607

Hotels, Restaurants & Leisure—1.5%
Bob Evans Farms, Inc. (a)	14,861	400,207
Boyd Gaming Corp. (a)	25,215	859,075
Brinker International, Inc.	47,267	924,543
CBRL Group, Inc.	10,666	345,472
Chipotle Mexican Grill, Inc. (Class A) (a) (b)	14,776	2,173,106
International Speedway Corp. (Class A)	13,889	571,949
Life Time Fitness, Inc. (a) (b)	15,099	750,118
Ruby Tuesday, Inc. (a)	23,213	226,327
Scientific Games Corp. (a) (b)	29,187	970,468
The Cheesecake Factory, Inc. (a) (b)	32,016	759,099

		7,980,364

Household Durables—1.4%
American Greetings Corp. (Class A) (a)	24,922	505,917
Blyth, Inc.	10,837	237,764
Furniture Brands International, Inc. (a)	21,776	219,067
Hovnanian Enterprises, Inc. (Class A) (a) (b)	16,479	118,154
M.D.C. Holdings, Inc. (a)	15,642	580,787
Mohawk Industries, Inc. (a) (b)	24,855	1,849,212
NVR, Inc. (a) (b)	2,307	1,208,868
The Ryland Group, Inc. (a)	18,896	520,585
Toll Brothers, Inc. (a) (b)	57,008	1,143,580
Tupperware Corp.	27,660	913,610

		7,297,544

Household Products—0.8%
Church & Dwight Co., Inc.	29,623	1,601,716
Energizer Holdings, Inc. (b)	25,765	2,889,029

		4,490,745

Security Description	Shares	Value*

Industrial Conglomerates—0.4%
Carisle Cos., Inc.	27,844	$1,031,063
Teleflex, Inc.	17,735	1,117,483

		2,148,546

Insurance—3.8%
American Financial Group, Inc.	32,648	942,874
Arthur J. Gallagher & Co. (a)	42,162	1,019,899
Brown & Brown, Inc. (a)	51,175	1,202,613
Commerce Group, Inc. (a)	19,438	699,379
Everest Re Group, Ltd.	28,368	2,848,147
Fidelity National Financial, Inc. (a)	96,846	1,414,920
First American Corp. (a)	41,157	1,404,277
Hanover Insurance Group, Inc.	23,313	1,067,735
HCC Insurance Holdings, Inc.	51,591	1,479,630
Horace Mann Educators Corp.	19,461	368,591
Mercury General Corp. (a)	15,971	795,516
Old Republic International Corp.	103,453	1,594,211
Protective Life Corp.	31,497	1,292,007
StanCorp Financial Group, Inc.	22,235	1,120,199
Unitrin, Inc. (a)	23,264	1,116,439
W.R. Berkley Corp.	72,348	2,156,694

		20,523,131

Internet & Catalog Retail—0.1%
Netflix, Inc. (a) (b)	21,560	573,927

Internet Software & Services—0.3%
Digital River, Inc. (a) (b)	18,146	600,088
ValueClick, Inc. (a) (b)	44,077	965,287

		1,565,375

IT Services—2.3%
Acxiom Corp.	31,977	375,090
Alliance Data Systems Corp. (b)	35,356	2,651,346
Broadridge Financial Solutions, Inc.	62,600	1,404,118
CSG Systems International, Inc. (b)	15,946	234,725
DST Systems, Inc. (a) (b)	23,179	1,913,427
Gartner, Inc. (Class A) (a) (b)	30,922	542,990
Global Payments, Inc.	35,430	1,648,204
Metavante Technologies, Inc. (b)	38,486	897,494
MoneyGram International, Inc. (a)	37,109	570,365
MPS Group, Inc. (b)	45,198	494,466
NeuStar, Inc. (Class A) (a) (b)	34,531	990,349
SRA International, Inc. (a) (b)	19,127	563,290

		12,285,864

Leisure Equipment & Products—0.1%
Callaway Golf Co. (a)	29,763	518,769

Life Sciences Tools & Services—1.8%
Affymetrix, Inc. (b)	30,996	717,248
Charles River Laboratories International, Inc. (b)	30,498	2,006,768
Invitrogen Corp. (b)	20,909	1,953,110
Pharmaceutical Product Development, Inc.	46,981	1,896,623
Techne Corp. (b)	17,741	1,171,793
Varian, Inc. (b)	13,668	892,520
Ventana Medical Systems, Inc. (b)	13,385	1,167,574

		9,805,636

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of December 31, 2007

Common Stock—(Continued)

Security Description	Shares	Value*

Machinery—5.2%
AGCO Corp.	41,123	$2,795,541
Crane Co.	22,944	984,298
Donaldson Co., Inc. (a)	32,005	1,484,392
Federal Signal Corp.	21,514	241,387
Flowserve Corp.	25,656	2,468,107
Graco, Inc. (a)	28,239	1,052,185
Harsco Corp.	37,813	2,422,679
IDEX Corp.	36,591	1,322,033
Joy Global, Inc.	48,514	3,193,191
Kennametal, Inc.	35,102	1,328,962
Lincoln Electric Holdings, Inc.	19,361	1,378,116
Nordson Corp.	15,159	878,616
Oshkosh Truck Corp. (a)	33,323	1,574,845
Pentair, Inc.	44,663	1,554,719
SPX Corp.	23,526	2,419,649
Timkin Co.	43,009	1,412,846
Trinity Industries, Inc. (a)	36,591	1,015,766
Wabtec Corp.	21,893	753,995

		28,281,327

Marine—0.2%
Alexander & Baldwin, Inc. (a)	19,214	992,595

Media—1.0%
Belo Corp. (Class A) (a)	39,478	688,496
Entercom Communications Corp. (a)	11,827	161,912
Getty Images, Inc. (a) (b)	21,392	620,368
Harte-Hanks, Inc. (a)	21,523	372,348
John Wiley & Sons, Inc. (a)	20,203	865,496
Lamar Advertising Co. (Class A) (a)	35,638	1,713,119
Lee Enterprises, Inc. (a)	17,835	261,283
Media General, Inc. (a)	10,151	215,709
Scholastic Corp. (b)	11,735	409,434
Valassis Communications, Inc. (a) (b)	21,521	251,580

		5,559,745

Metals & Mining—1.8%
Carpenter Technology Corp. (a)	22,068	1,658,852
Cleveland-Cliffs, Inc. (a)	18,784	1,893,427
Commercial Metals Co.	53,258	1,568,448
Reliance Steel & Aluminum Co.	29,232	1,584,375
Steel Dynamics, Inc. (a)	43,348	2,582,240
Worthington Industries, Inc. (a)	29,530	527,996

		9,815,338

Multi-Utilities—3.5%
Alliant Energy Corp.	49,533	2,015,498
Aquila, Inc. (a) (b)	168,788	629,579
Black Hills Corp. (a)	16,954	747,671
Energy East Corp. (a)	71,068	1,933,760
MDU Resources Group, Inc.	81,894	2,261,093
NSTAR	47,958	1,737,039
OGE Energy Corp.	41,216	1,495,729
PNM Resources, Inc.	34,473	739,446
Puget Energy, Inc.	52,613	1,443,175

Security Description	Shares	Value*

Multi-Utilities—(Continued)
SCANA Corp. (a)	52,384	$2,207,986
Vectren Corp. (a)	34,357	996,696
Wisconsin Energy Corp.	52,509	2,557,713

		18,765,385

Multiline Retail—0.5%
99 Cents Only Stores (a) (b)	21,076	167,765
Dollar Tree Stores, Inc. (b)	41,285	1,070,107
Saks, Inc. (a) (b)	63,642	1,321,208

		2,559,080

Mutual Funds—2.4%
MidCap SPDR Trust, Series 1 (a)	84,200	13,059,420

Office Electronics—0.2%
Zebra Technologies Corp. (Class A) (b)	30,540	1,059,738

Oil, Gas & Consumable Fuels—5.2%
Arch Coal, Inc. (a)	64,249	2,886,708
Bill Barrett Corp. (a) (b)	15,135	633,702
Cimarex Energy Co. (a)	37,038	1,575,226
Denbury Resources, Inc. (b)	109,679	3,262,950
Encore Aquisition Co. (b)	24,353	812,660
Forest Oil Corp. (b)	39,088	1,987,234
Frontier Oil Corp.	47,340	1,921,057
Newfield Exploration Co. (b)	58,778	3,097,601
Overseas Shipholding Group, Inc. (a)	12,978	965,953
Pioneer Natural Resources Co.	53,650	2,620,266
Plains Exploration & Production Co. (b)	50,650	2,735,100
Quicksilver Resources, Inc. (a) (b)	23,072	1,374,860
Southwestern Energy Co. (b)	76,527	4,264,084

		28,137,401

Paper & Forest Products—0.1%
Louisiana-Pacific Corp. (a)	46,455	635,504

Personal Products—0.3%
Alberto-Culver Co.	37,615	923,072
NBTY, Inc. (b)	25,203	690,562

		1,613,634

Pharmaceuticals—1.1%
Endo Pharmaceuticals Holdings, Inc. (b)	60,217	1,605,988
Medicis Pharmaceutical Corp. (a) (b)	25,263	656,080
Par Pharmaceutical Companies, Inc. (a) (b)	15,187	364,488
Perrigo Co.	34,835	1,219,573
Sepracor, Inc. (a) (b)	50,155	1,316,569
Valeant Pharmaceuticals International, Inc. (a)	40,854	489,022

		5,651,720

Real Estate Investment Trusts—5.2%
Alexandria Real Estate Equities, Inc. (a)	14,314	1,455,304
AMB Property Corp.	44,468	2,559,578
BRE Properties, Inc. (a)	22,801	924,125
Camden Property Trust	24,941	1,200,909

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of December 31, 2007

Common Stock—(Continued)

Security Description	Shares	Value*

Real Estate Investment Trusts—(Continued)
Cousins Properties, Inc. (a)	16,765	$370,506
Duke Realty Corp	65,375	1,704,980
Equity One, Inc. (a)	16,588	382,022
Federal Realty Investment Trust	25,426	2,088,746
Health Care REIT, Inc.	38,114	1,703,315
Highwoods Properties, Inc.	25,664	754,008
Hospitality Properties Trust	42,157	1,358,299
Liberty Property Trust (a)	41,099	1,184,062
Mack-Cali Realty Corp.	30,493	1,036,762
Nationwide Health Properties, Inc.	41,729	1,309,039
Potlatch Corp.	17,596	781,966
Rayonier, Inc.	35,042	1,655,384
Realty Income Corp. (a)	45,382	1,226,222
Regency Centers Corp.	31,258	2,015,828
The Macerich Co.	32,561	2,313,785
UDR, Inc. (a)	60,245	1,195,863
Weingarten Realty Investors (a)	34,002	1,069,023

		28,289,726

Real Estate Management & Development—0.2%
Jones Lang LaSalle, Inc. (a)	16,628	1,183,248

Road & Rail—0.8%
Avis Budget Group, Inc. (b)	46,619	606,047
Con-way, Inc. (a)	20,273	842,140
J.B. Hunt Transport Services, Inc. (a)	39,309	1,082,963
Kansas City Southern, Inc. (b)	34,521	1,185,106
Werner Enterprises, Inc. (a)	20,255	344,943
YRC Worldwide, Inc. (a)	25,428	434,564

		4,495,763

Semiconductors & Semiconductor Equipment—2.6%
Atmel Corp. (b)	201,653	871,141
Cree, Inc. (a) (b)	38,290	1,051,826
Cypress Semiconductor Corp. (b)	71,478	2,575,353
Fairchild Semiconductor International, Inc. (b)	55,867	806,161
Integrated Device Technology, Inc. (b)	85,370	965,535
International Rectifier Corp. (a) (b)	32,560	1,106,063
Intersil Corp.	58,784	1,439,032
Lam Research Corp. (b)	60,649	2,621,856
RF Micro Devices, Inc. (a) (b)	130,166	743,248
Semtech Corp. (b)	28,837	447,550
Silicon Laboratories, Inc. (b)	24,751	926,430
TriQuint Semiconductor, Inc. (b)	63,495	420,972

		13,975,167

Software—2.9%
ACI Worldwide, Inc. (a) (b)	16,058	305,744
Activision, Inc. (b)	130,801	3,884,790
Advent Software, Inc. (a) (b)	8,033	434,585
Cadence Design Systems, Inc. (b)	120,699	2,053,090
Fair Isaac Corp. (a)	22,584	726,076
Jack Henry & Associates, Inc.	35,370	860,906
Macrovision Corp. (a) (b)	23,812	436,474
McAfee, Inc. (b)	71,506	2,681,475

Security Description	Shares	Value*

Software—(Continued)
Mentor Graphics Corp. (a) (b)	40,293	$434,358
Parametric Technology Corp. (b)	52,053	929,146
Sybase, Inc. (b)	40,262	1,050,435
Synopsys, Inc. (b)	65,071	1,687,291
Wind River Systems, Inc. (b)	34,491	308,005

		15,792,375

Specialty Retail—3.8%
Advance Auto Parts, Inc.	44,968	1,708,334
Aeropostale, Inc. (b)	30,054	796,431
American Eagle Outfitters, Inc. (a)	96,071	1,995,395
AnnTaylor Stores Corp. (a) (b)	27,549	704,152
Barnes & Noble, Inc.	21,601	744,155
Borders Group, Inc. (a)	26,380	280,947
Carmax, Inc. (a) (b)	97,858	1,932,696
Charming Shoppes, Inc. (a) (b)	52,396	283,462
Chico’s FAS, Inc. (b)	79,093	714,210
Coldwater Creek, Inc. (a) (b)	26,883	179,847
Collective Brands, Inc. (a) (b)	29,412	511,475
Dick’s Sporting Goods, Inc. (a) (b)	37,382	1,037,724
Foot Locker, Inc.	69,360	947,458
Guess?, Inc.	24,551	930,237
O’Reilly Automotive, Inc. (b)	51,666	1,675,528
Pacific Sunwear of California, Inc. (a) (b)	31,757	448,091
PetSmart, Inc.	57,767	1,359,258
Rent-A-Center, Inc. (b)	30,032	436,065
Ross Stores, Inc.	60,830	1,555,423
Urban Outfitters, Inc. (a) (b)	50,689	1,381,782
Williams-Sonoma, Inc. (a)	39,532	1,023,879

		20,646,549

Textiles, Apparel & Luxury Goods—0.6%
Hanesbrands, Inc. (a) (b)	42,750	1,161,518
Phillips-Van Heusen Corp.	25,354	934,548
The Warnaco Group, Inc. (b)	20,461	712,043
Timberland Co. (Class A) (a) (b)	22,275	402,732

		3,210,841

Thrifts & Mortgage Finance—1.2%
Astoria Financial Corp.	36,652	852,892
First Niagara Financial Group, Inc. (a)	47,355	570,154
IndyMac Bancorp, Inc. (a)	36,140	215,033
New York Community Bancorp, Inc. (a)	145,300	2,554,374
Radian Group, Inc. (a)	36,099	421,636
The PMI Group, Inc. (a)	36,423	483,697
Washington Federal, Inc. (a)	39,259	828,758
Webster Finanical Corp.	24,017	767,824

		6,694,368

Tobacco—0.1%
Universal Corp. (a)	12,283	629,135

Trading Companies & Distributors—0.9%
Fastenal Co. (a)	56,583	2,287,085
GATX Corp.	21,515	789,170

*See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of December 31, 2007

Common Stock—(Continued)

Security Description	Shares	Value*

Trading Companies & Distributors—(Continued)
MSC Industrial Direct Co., Inc. (Class A)	21,352	$864,115
United Rentals, Inc. (b)	33,896	622,331

		4,562,701

Water Utilities—0.2%
Aqua America, Inc. (a)	59,830	1,268,396

Wireless Telecommunication Services—0.6%
Telephone & Data Systems, Inc.	47,715	2,986,959

Total Common Stock (Identified Cost $448,995,290)		521,747,381

Short Term Investments—28.2%
Security Description	Face Amount	Value*

Discount Notes—3.4%
Federal Home Loan Bank 4.15%, 01/14/08	$18,525,000	18,503,259

Security Description	Shares	Value*

Mutual Funds—24.8%
State Street Navigator Securities Lending Prime Portfolio (c)	133,508,232	$133,508,232

Total Short Term Investments (Identified Cost $152,011,491)		152,011,491

Total Investments—124.8% (Identified Cost $601,006,781) (d)		673,758,872
Liabilities in excess of other assets		(133,977,739)

Total Net Assets—100%		$539,781,133

(a)	A portion or all of the security was held on loan. As of December 31, 2007, the market value of securities loaned was $134,918,687 and the collateral received consisted of cash in the amount of $133,508,232 and non cash collateral with a value of $5,478,450. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian.
(b)	Non-Income Producing.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	The aggregate cost of investments for federal income tax purposes as of December 31, 2007 was $604,617,911 and the composition of unrealized appreciation and depreciation of investment securities was $111,278,605 and $(42,137,644), respectively.

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Contract Amount	Valuation as of 12/31/2007	Net Unrealized Depreciation
S&P 400 Index Futures	3/19/2008	41	$18,474,805	$17,728,400	$(746,405)

*See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Statement of Assets & Liabilities

December 31, 2007

Assets
Investments at value (a) (b)		$673,758,872
Cash		73,250
Receivable for:
Securities sold		3,689,907
Fund shares sold		220,086
Accrued interest and dividends		416,870

Total Assets		678,158,985
Liabilities
Payable for:
Securities purchased	$4,358,306
Fund shares redeemed	233,026
Futures variation margin	73,800
Collateral for securities loaned	133,508,232
Accrued expenses:
Management fees	112,348
Service and distribution fees	50,049
Other expenses	42,091

Total Liabilities		138,377,852

Net Assets		$539,781,133

Net assets consists of:
Capital paid in		$421,282,002
Undistributed net investment income		6,173,508
Accumulated net realized gains		40,319,937
Unrealized appreciation on investments and futures contracts		72,005,686

Net Assets		$539,781,133

Computation of offering price:
Class A
Net asset value and redemption price per share ($277,838,556 divided by 18,489,838 shares outstanding)		$15.03

Class B
Net asset value and redemption price per share ($192,044,301 divided by 12,883,188 shares outstanding)		$14.91

Class E
Net asset value and redemption price per share ($69,898,276 divided by 4,673,439 shares outstanding)		$14.96

(a) Identified cost of investments		$601,006,781

(b)	Includes cash collateral for securities loaned of $133,508,232.

Statement of Operations

For the Year Ended December 31, 2007

Investment Income
Dividends		$7,573,916
Interest		1,247,580	(a)

		8,821,496
Expenses
Management fees	$1,350,639
Service and distribution fees—Class B	458,496
Service and distribution fees—Class E	110,254
Directors’ fees and expenses	23,669
Custodian	77,758
Audit and tax services	31,737
Legal	6,068
Printing	168,648
Insurance	5,604
Miscellaneous	39,415

Total expenses	2,272,288
Management fee waivers	(37,818)	2,234,470

Net Investment Income		6,587,026

Realized and Unrealized Gain (Loss)
Realized gain on:
Investments—net	42,481,755
Futures contracts—net	885,485	43,367,240

Change in unrealized depreciation on:
Investments—net	(12,275,292)
Futures contracts—net	(468,995)	(12,744,287)

Net gain		30,622,953

Net Increase in Net Assets From Operations		$37,209,979

(a)	Includes net income on securities loaned of $330,159.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2007	Year ended December 31, 2006
From Operations
Net investment income	$6,587,026	$5,345,936
Net realized gain	43,367,240	27,247,116
Unrealized appreciation (depreciation)	(12,744,287)	10,234,038

Increase in net assets from operations	37,209,979	42,827,090

From Distributions to Shareholders
Net investment income
Class A	(2,158,318)	(3,033,150)
Class B	(960,456)	(1,184,116)
Class E	(460,789)	(707,784)

	(3,579,563)	(4,925,050)

Net realized gain
Class A	(11,564,986)	(17,215,175)
Class B	(7,352,063)	(9,009,575)
Class E	(3,023,339)	(4,763,930)

	(21,940,388)	(30,988,680)

Total distributions	(25,519,951)	(35,913,730)

Increase in net assets from capital share transactions	38,567,976	72,076,397

Total increase in net assets	50,258,004	78,989,757

Net Assets
Beginning of the period	489,523,129	410,533,372

End of the period	$539,781,133	$489,523,129

Undistributed Net Investment Income
End of the period	$6,173,508	$3,641,262

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2007		Year ended December 31, 2006
	Shares	$	Shares	$
Class A
Sales	4,340,848	$66,856,252	4,780,829	$68,696,012
Shares issued through acquisition	0	0	263,230	3,819,469
Reinvestments	896,362	13,723,304	1,396,436	20,248,325
Redemptions	(4,618,014)	(70,812,369)	(4,675,547)	(67,013,457)

Net increase	619,196	$9,767,187	1,764,948	$25,750,349

Class B
Sales	3,748,247	$57,206,524	4,030,601	$57,193,345
Reinvestments	546,158	8,312,519	706,913	10,193,691
Redemptions	(2,270,652)	(34,591,355)	(1,652,078)	(23,375,593)

Net increase	2,023,753	$30,927,688	3,085,436	$44,011,443

Class E
Sales	632,527	$9,674,075	798,882	$11,221,749
Reinvestments	228,318	3,484,128	378,665	5,471,714
Redemptions	(1,001,707)	(15,285,102)	(1,006,065)	(14,378,858)

Net increase (decrease)	(140,862)	$(2,126,899)	171,482	$2,314,605

Increase derived from capital share transactions		$38,567,976		$72,076,397

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Financial Highlights

	Class A
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$14.64	$14.43	$13.71	$11.90	$8.87

Income From Investment Operations
Net investment income	0.20 (a)	0.18	0.15	0.11	0.08
Net realized and unrealized gain on investments	0.95	1.27	1.40	1.79	3.00

Total from investment operations	1.15	1.45	1.55	1.90	3.08

Less Distributions
Distributions from net investment income	(0.12)	(0.19)	(0.10)	(0.06)	(0.05)
Distributions from net realized capital gains	(0.64)	(1.05)	(0.73)	(0.03)	0.00

Total distributions	(0.76)	(1.24)	(0.83)	(0.09)	(0.05)

Net Asset Value, End of Period	$15.03	$14.64	$14.43	$13.71	$11.90

Total Return (%)	7.8	10.1	12.3	16.0	35.0
Ratio of operating expenses to average net assets (%)	0.31	0.33	0.34	0.35	0.40
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.32	0.34	0.34	N/A	N/A
Ratio of net investment income to average net assets (%)	1.33	1.28	1.18	0.85	0.85
Portfolio turnover rate (%)	37	34	33	42	22
Net assets, end of period (000)	$277,839	$261,588	$232,461	$197,642	$180,211

	Class B
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$14.53	$14.32	$13.61	$11.83	$8.83

Income From Investment Operations
Net investment income	0.16 (a)	0.14	0.11	0.06	0.05
Net realized and unrealized gain on investments	0.94	1.26	1.40	1.79	2.99

Total from investment operations	1.10	1.40	1.51	1.85	3.04

Less Distributions
Distributions from net investment income	(0.08)	(0.14)	(0.07)	(0.04)	(0.04)
Distributions from net realized capital gains	(0.64)	(1.05)	(0.73)	(0.03)	0.00

Total distributions	(0.72)	(1.19)	(0.80)	(0.07)	(0.04)

Net Asset Value, End of Period	$14.91	$14.53	$14.32	$13.61	$11.83

Total Return (%)	7.5	9.8	12.0	15.7	34.5
Ratio of operating expenses to average net assets (%)	0.56	0.58	0.59	0.60	0.65
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.57	0.59	0.59	N/A	N/A
Ratio of net investment income to average net assets (%)	1.07	1.03	0.94	0.61	0.61
Portfolio turnover rate (%)	37	34	33	42	22
Net assets, end of period (000)	$192,044	$157,773	$111,361	$64,207	$31,858

(a)	Per share amount is based on average shares outstanding during the period.
(b)	See Note 4 in the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Financial Highlights

	Class E
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$14.57	$14.37	$13.65	$11.86	$8.85

Income From Investment Operations
Net investment income	0.18 (a)	0.17	0.14	0.08	0.06
Net realized and unrealized gain on investments	0.95	1.24	1.39	1.79	3.00

Total from investment operations	1.13	1.41	1.53	1.87	3.06

Less Distributions
Distributions from net investment income	(0.10)	(0.16)	(0.08)	(0.05)	(0.05)
Distributions from net realized capital gains	(0.64)	(1.05)	(0.73)	(0.03)	0.00

Total distributions	(0.74)	(1.21)	(0.81)	(0.08)	(0.05)

Net Asset Value, End of Period	$14.96	$14.57	$14.37	$13.65	$11.86

Total Return (%)	7.7	9.9	12.2	15.9	34.8
Ratio of operating expenses to average net assets (%)	0.46	0.48	0.49	0.50	0.55
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.47	0.49	0.49	N/A	N/A
Ratio of net investment income to average net assets (%)	1.18	1.12	1.03	0.71	0.71
Portfolio turnover rate (%)	37	34	33	42	22
Net assets, end of period (000)	$69,898	$70,162	$66,712	$62,530	$49,881

(a)	Per share amount is based on average shares outstanding during the period.
(b)	See Note 4 in the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—December 31, 2007

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The MetLife Mid Cap Stock Index Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

MSF-15

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—December 31, 2007—(Continued)

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated day-to-day responsibility for valuing Portfolio assets to the subadviser of the Portfolio, who values such assets as described above and operates under procedures approved by the Board.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Options:

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options

MSF-16

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—December 31, 2007—(Continued)

contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

As of December 31, 2007, the Portfolio had no capital loss carryovers.

The tax character of distributions paid for the periods ended December 31, 2007 and 2006 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2007	2006	2007	2006	2007	2006	2007	2006
$5,524,511	$8,910,194	$19,995,440	$27,003,536	$—	$—	$25,519,951	$35,913,730

As of December 31, 2007, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation	Loss Carryforwards	Total
$9,540,911	$39,817,259	$69,140,961	$—	$118,499,131

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

3.	INVESTMENT TRANSACTIONS:

For the year ended December 31, 2007, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$0	$211,172,881	$0	$191,460,283

MSF-17

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—December 31, 2007—(Continued)

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rate of 0.25% of average daily net assets. Fees earned by MetLife Advisers with respect to the Portfolio for the year ended December 31, 2007 were $1,350,639.

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

Effective April 30, 2007, MetLife Advisers entered into an investment subadvisory agreement with MetLife Investment Advisors, LLC (“MLIAC”) with respect to the Portfolio. MetLife Advisers pays MLIAC an investment subadvisory fee for the Portfolio equal to the costs incurred by MLIAC in providing subadvisory services to the Portfolio. Fees earned by MLIAC with respect to the Portfolio for the period ended December 31, 2007 were $85,253. Prior to April 30, 2007, MetLife served as the subadviser to the Portfolio and for the period January 1, 2007 through April 30, 2007, fees earned by MetLife were $39,006.

Management Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2007 to April 30, 2008, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio at the annual rate of 0.007% of average daily net assets. Amounts waived for the year ended December 31, 2007 are shown as management fee waivers in the Statement of Operations.

Service and Distribution Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing, the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the year ended December 31, 2007 are shown as Service and Distribution fees in the Statement of Operations.

5.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolios’ behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Portfolio receives 80% of the annual net income from securities lending transactions, which is included in interest income of the Portfolio. The remaining 20% is paid to the custodian as compensation for its securities lending services. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. Any outstanding loans by the Portfolio at December 31, 2007 are footnoted in the Schedule of Investments.

6.	REGULATORY MATTERS:

As previously reported, in May 2004, General American received a Wells Notice stating that the SEC staff was considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws against General American with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold

MSF-18

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—December 31, 2007—(Continued)

through General American. General American responded to the SEC staff and cooperated with the investigation. On August 9, 2007, the SEC announced that it had settled an enforcement action regarding late trading against General American with, among other things, General American agreeing to pay a civil penalty and to comply with certain undertakings. General American consented to the SEC’s order without admitting or denying the findings. MetLife Advisers has also advised the Fund’s Board of Directors that, while certain exceptions to the Fund’s policies have been noted, no situations have been identified that would have a material impact on the financial position of the Fund.

7.	RECENT ACCOUNTING PRONOUNCEMENTS:

Effective June 29, 2007, the Fund implemented Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109” (“FIN 48”). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Fund, and has determined that the adoption of FIN 48 does not have a material impact on the Fund’s financial statements. The Fund files U.S. tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s tax returns remains open for the years ended December 31, 2004 through December 31, 2006.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

MSF-19

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of the Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the MetLife Mid Cap Stock Index Portfolio, one of the portfolios constituting the Metropolitan Series Fund, Inc. (the “Fund”) as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MetLife Mid Cap Stock Index Portfolio of the Metropolitan Series Fund, Inc. as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 21, 2008

MSF-20

Metropolitan Series Fund, Inc.

Directors and Officers

The Fund’s Directors review actions of the Fund’s investment adviser and subadvisers, and decide upon matters of general policy. The Fund’s officers supervise the daily business operations of the Fund. The Board of Directors and the Fund’s officers are listed below. Each Director is responsible for overseeing all 36 Portfolios of the Fund. There is no limit to the term a Director may serve. Directors serve until their resignation, retirement or removal in accordance with the Fund’s organizational documents and policies adopted by the Board from time to time. Officers hold office at the pleasure of the Board or until the election or appointment and the qualification of a successor. The address of the directors and officers is c/o Metropolitan Series Fund, Inc., 501 Boylston Street, Boston, MA 02116.

Interested Directors(1)

Each Director below is an “interested person” (as defined by the 1940 Act) with respect to the Fund in that Ms. Forget is an employee of MetLife and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Elizabeth M. Forget Age: 41	Director, Chairman of the Board, President and Chief Executive Officer	2006	Senior Vice President (since 2007), MetLife, Inc.; President, Met Investors Advisory, LLC (“MIA”); Trustee and President, Met Investors Series Trust (“MIST”); Executive Vice President, MetLife Investors Group, Inc.; President (since 2006), MetLife Advisers.	81

Arthur G. Typermass Age: 70	Director	1998	Formerly, Senior Vice President and Treasurer, MetLife.	37

Non-Interested Directors(1)

Each Director below is not an “interested person” (as defined by the 1940 Act) with respect to the Fund (collectively, the “Independent Directors”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† Age: 70	Director	1985	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	37

Linda B. Strumpf Age: 60	Director	2000	Vice President and Chief Investment Officer, Ford Foundation.	37

Michael S. Scott Morton† Age: 70	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, MIT.	37

H. Jesse Arnelle Age: 74	Director	2001	Formerly, Counsel, Womble Carlyle Sandrie & Rice; Director, Textron Inc. (global multi-industry company)*; formerly, Director, Gannet Co. Inc. (diversified news and information company)*; formerly, Director, Eastman Chemical Company (global chemical company)*; formerly, Director, Waste Management, Inc.*; formerly, Director, Armstrong Holdings Inc. (parent company of floor and ceiling products business)*; formerly, Director, FPL Group Inc. (public utility holding company)*; Director, URS Corporation (engineering design services firm)*.	37

Nancy Hawthorne Age: 56	Director	2003	Director, Avid Technologies (computer software company)*; formerly, Chairman of the Board of Avid Technologies; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Chief Executive Officer, Clerestory LLC (corporate financial advisor); formerly, Trustee, New England Zenith Fund (“Zenith Fund”)**; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company )*.	37

MSF-21

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
John T. Ludes Age: 71	Director	2003	President, LFP Properties (consulting firm); Formerly, Trustee, Zenith Fund**; formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	37

Officers(1)

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey P. Halperin	40	Chief Compliance Officer	2006	Vice President (since 2006), Corporate Ethics and Compliance Department, MetLife, Inc.; Chief Compliance Officer (since 2006), MetLife Advisers, MIA and MIST.

John F. Guthrie, Jr.	64	Senior Vice President	2002	Manager and Senior Vice President, MetLife Advisers; Vice President, MetLife; Vice President (since 2003), MetLife Group, Inc.; Vice President, NELICO; Vice President (since 2005), MIA; formerly, Senior Vice President, Zenith Fund**.

Alan C. Leland	55	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Treasurer (since 2005), Met Investors Advisory, LLC; Vice President (since 2004), MIA; Vice President (since 2003), MetLife Group, Inc.; Vice President, MetLife; Senior Vice President, NELICO

Peter Duffy	52	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers (since 1998); Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife Group, Inc.; formerly, Vice President and Treasurer, Zenith Fund**.

Thomas M. Lenz	49	Vice President and Secretary	2002	General Counsel and Secretary, MetLife Advisers; Assistant General Counsel, MetLife; formerly, Vice President and Secretary, Zenith Fund**.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
**	The Zenith Fund deregistered with the Securities and Exchange Commission (“SEC”) in 2004.
(†)	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the “State Street Research Funds”).
(1)	Each Director of the Fund also serves as trustee of Metropolitan Series Fund II (“Met Series Fund II”), a registered investment company advised by MetLife Advisers. Each officer of the Fund serves in the same position with Met Series Fund II, which consists of one portfolio.
(2)	Previous positions during the past five years with the Fund, MIST, MetLife, MetLife Advisers, MIA, Zenith Fund, NELICO or New England Securities Corporation are omitted if not materially different.
(3)	The Fund Complex includes the Fund (36 portfolios), Met Series Fund II (1 portfolio) and MIST (44 portfolios)

MSF-22

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Fund’s Contract Review Committees of the Board of Directors (the “Board”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (collectively, the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals at the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers, the Fund’s investment adviser, and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through the subadvisers’ responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies and the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (viii) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (ix) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (x) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xi) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee on September 12, 2007, the Board, at its November 15, 2007 meeting, approved the continuation through December 31, 2008 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio of the Fund. The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the establishment of the investment strategies of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of Subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of

MSF-23

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ recommendations regarding reductions in Fee rates, implementation of Fee breakpoints and institution of Fee waivers and expense caps.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and their affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

MSF-24

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution, brokerage and transfer agency services to the Portfolios, and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2008.

MSF-25

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2007 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-26

Metropolitan Series Fund, Inc. MetLife Moderate Allocation Portfolio Annual Report	December 31, 2007

Letter from the President

February 1, 2008

Letter to Policy Holders:

2007 was a tumultuous year in the financial markets driven by concerns in the credit markets surrounding sub-prime mortgages and fears of recession in the U.S. Economy. The broad markets were mixed, with the Dow Jones Industrial Average up 8.9% and the MSCI EAFE Index, which measures the performance of international equities, up 11.2% for the year, while the Russell 2000 Index, which measures the performance of small capitalization stocks, was down 1.6%.

In the fixed income markets, credit spreads increased as a result of the pressure from sub-prime mortgage crisis and the Federal Reserve lowered interest rates by a total of 1% during the year. The Lehman Brothers Aggregate Bond Index posted a 7.0% return for the year.

On the following pages, you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth Forget

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the year ended December 31, 2007, the Class A shares of the MetLife Moderate Allocation Portfolio returned 4.5% compared to the 5.7% return of the Wilshire 5000 Index1 and the 6.5% return of the Lehman Brothers U.S. Universal Bond Index2. Considering that no single index or benchmark can accurately capture the multiple asset class design of the Portfolio, we have created a blended benchmark comprised of several indices for use in portfolio design and evaluation purposes. Specifically, the blended benchmark for the MetLife Moderate Allocation Portfolio consists of an 8% allocation to the Lehman Brothers 1 to 3 Year Government Bond Index3, a 32% allocation to the Lehman Brothers U.S. Universal Bond Index , a 48% allocation to the Wilshire 5000 Index, and a 12% allocation to the Morgan Stanley Capital International EAFE Index4. During the twelve-month period ended December 31, 2007, the blended benchmark returned 6.9%.

PORTFOLIO REVIEW

Concerns about subprime mortgages and the strength of the overall economy initially surfaced in the first half of 2007, but they were mostly brushed off. It was not until the second half of the year that those concerns intensified. Most economic statistics at the end of 2007 indicated a weakening economy: a sharp decrease in New and Existing Home Sales, a drop in Consumer Confidence, a rise in the Unemployment Rate, and a decline in the Purchasing Managers Index.

During 2007, large cap stocks, as measured by the Standard & Poor’s 500 Index5 return of 5.5%, did better than small cap stocks, as measured by the -1.6% return of the Russell 2000 Index6. Growth style stocks generally held up better than value style stocks. There was a wide dispersion among the various sectors of the S&P 500 Index: Energy and Materials were up 34% and 22% respectively, while Financials (-19%) and Consumer Discretionary (-13%) were down sharply. On a local basis, foreign stocks were also up modestly for the year, but U.S. based investors benefited from a weak dollar to receive an 11.2% return as measured by the MSCI EAFE Index.

Investment grade bonds, as measured by the Lehman Brothers Aggregate Bond Index7, posted a 7.0% return in response to a decline in interest rates across the yield curve. Below investment grade bonds, while still eking out a positive return for the year, were adversely impacted by credit concerns brought about by the subprime mortgage crisis. Treasuries and Treasury Inflation Protected Securities (TIPS) were the best performing investment grade sectors, while the credit based sectors lagged.

The MetLife Moderate Allocation Portfolio is a “fund of funds” that invests in other Portfolios of the Metropolitan Series Fund, Inc. and the Met Investors Series Trust. The Portfolio’s initial target allocations were 60% in equity investments and 40% in fixed income investments. The MetLife Moderate Allocation Portfolio is considered the “middle” of the five Asset Allocation Portfolios as measured by its potential risk.

The only change in the Portfolio during the period was a slight adjustment for the underlying Portfolios as of May 1, 2007. We also rebalanced the Portfolio on a quarterly basis to bring it back into line with the underlying Portfolio targets and the desired risk level.

Collectively, the performance of the underlying fixed income Portfolios essentially matched that of the Lehman Brothers U.S. Universal Bond Index. The PIMCO Total Return Portfolio and the PIMCO Inflation Protected Bond Portfolio beat the Index, but this good performance was offset by the Western Asset Strategic Bond Opportunities and Western Asset U.S. Government Portfolios, which lagged the Index due to exposure to holdings of spread product, which includes mortgage backed securities and corporate bonds.

The largest source of underperformance over the past year was poor security selection within several of the underlying equity Portfolios. These Portfolios did not perform as well as we would have expected given their asset allocation among the segments of the capital markets. Detracting the most from performance were the Harris Oakmark International Portfolio, which was down 1% for the year compared to an 11% return of foreign stocks overall, as measured by the MSCI EAFE Index, and the Legg Mason Value Equity Portfolio, which fell nearly 6% compared to the 5.5% return of the S&P 500 Index. Although its position was small (1%) and its performance was in line with the real estate indices, the Neuberger Berman Real Estate Portfolio was down sharply for the year (-14.8%) relative to the broad equity market. This had an adverse impact on the Portfolio’s performance.

Among the underlying Portfolios that had positive security selection and added to relative performance were the Met/AIM Small Cap Growth Portfolio, the Jennison Growth Portfolio, the PIMCO Total Return Portfolio, and the T. Rowe Price Large Cap Growth Portfolio. Among the equity funds, growth oriented funds like these performed better than the broad equity market and added relative value to the Portfolio’s performance.

* The views expressed above are those of the advisory firm as of December 31, 2007 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

1 The Wilshire 5000 Index measures the performance of all U.S. headquartered equity securities with readily available price data.

2 The Lehman Brothers U.S. Universal Bond Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-EIRSA portion of the Commercial Mortgage Backed Securities Index and the Commercial Mortgage Backed Securities High Yield Index.

3 The Lehman Brothers 1 to 3 Year Government Bond Index includes most obligations of the U.S Treasury, agencies and quasi-federal corporations having maturities between one to three years.

4 The Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE Index”) is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada.

5 The Standard & Poor’s (S&P) 500® Stock Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange.

6 The Russell 2000® Index is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000® Index.

7 Lehman Brothers® Aggregate Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC.

MSF-2

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO

THE WILSHIRE 5000 STOCK INDEX AND THE LEHMAN BROTHERS

UNIVERSAL BOND INDEX

Average Annual Returns as of December 31, 2007

	MetLife Moderate Allocation Portfolio		Wilshire 5000 Stock Index	Lehman Brothers Universal Bond Index
	Class A	Class B
1 Year	4.5%	4.4%	5.7%	6.5%
Since Inception	9.5	9.3	12.4	5.1

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception date of the Class A and Class B shares is 5/2/05. Index since inception return is based on the Portfolio’s inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION as of December 31, 2007

Top Holdings

% of Total Net Assets
Met Investors Series Trust—PIMCO Total Return Portfolio, (Class A)	21.1%
Metropolitan Series Fund, Inc.—Western Asset Mgt. Strategic Bond Opportunities Portfolio, (Class A)	11.9%
Metropolitan Series Fund, Inc.—Davis Venture Value Portfolio, (Class A)	7.0%
Metropolitan Series Fund, Inc.—Neuberger Berman Mid Cap Value Portfolio, (Class A)	6.2%
Met Investors Series Trust—Harris Oakmark International Portfolio, (Class A)	5.9%
Metropolitan Series Fund, Inc.—BlackRock Large Cap Value Portfolio, (Class A)	5.1%
Metropolitan Series Fund, Inc.—T. Rowe Price Large Cap Growth Portfolio, (Class A)	5.1%
Metropolitan Series Fund, Inc.—Julius Baer International Stock Portfolio, (Class A)	4.9%
Metropolitan Series Fund, Inc.—MetLife Stock Index Portfolio, (Class A)	4.0%
Met Investors Series Trust—Legg Mason Value Equity Portfolio, (Class A)	3.9%

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2007 through December 31, 2007.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period* July 1, 2007 to December 31, 2007
MetLife Moderate Allocation—Class A(a)(b)	Actual	0.78%	$1,000.00	$995.90	$3.92
	Hypothetical	0.78%	$1,000.00	$1,021.23	$3.97

MetLife Moderate Allocation—Class B(a)(b)	Actual	1.03%	$1,000.00	$994.20	$5.18
	Hypothetical	1.03%	$1,000.00	$1,019.95	$5.24

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects an expense agreement between MetLife Advisers, LLC and the Portfolio as described under Expense Agreement in Note 4 to the Financial Statements.

(b) The annualized expense ratio reflects the expenses of both the Portfolio and the underlying Portfolios in which it invests.

MSF-4

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Schedule of Investments as of December 31, 2007

Mutual Funds—100.0%

Security Description	Shares	Value*

Affiliated Investment Companies—100.0%
Met Investors Series Trust—BlackRock High Yield Portfolio, (Class A)	2,744,823	$22,617,338
Met Investors Series Trust—BlackRock Large Cap Core Portfolio, (Class A)	4,234,803	47,175,703
Met Investors Series Trust—Dreman Small Cap Value Portfolio, (Class A)	4,950,321	67,175,861
Met Investors Series Trust—Harris Oakmark International Portfolio, (Class A)	7,918,887	136,759,176
Met Investors Series Trust—Lazard Mid-Cap Portfolio, (Class A)	7,297,891	88,815,337
Met Investors Series Trust—Legg Mason Value Equity Portfolio, (Class A)	8,608,838	90,392,802
Met Investors Series Trust—Lord Abbett Bond Debenture Portfolio, (Class A)	3,614,492	45,651,034
Met Investors Series Trust—Met/AIM Small Cap Growth Portfolio, (Class A)	3,067,174	45,578,208
Met Investors Series Trust—Neuberger Berman Real Estate Portfolio, (Class A)	1,564,032	22,021,566
Met Investors Series Trust—PIMCO Inflation Protected Bond Portfolio, (Class A)	2,098,809	23,002,951
Met Investors Series Trust—PIMCO Total Return Portfolio, (Class A)	39,502,717	485,488,394
Metropolitan Series Fund, Inc.—BlackRock Large Cap Value Portfolio, (Class A)	8,612,871	117,221,173
Metropolitan Series Fund, Inc.—Davis Venture Value Portfolio, (Class A)	4,443,725	161,929,352
Metropolitan Series Fund, Inc.—Julius Baer International Stock Portfolio, (Class A)	7,096,552	113,828,697
Metropolitan Series Fund, Inc.—FI Mid Cap Opportunities Portfolio, (Class A)	2,133,360	45,099,227

Security Description	Shares	Value*

Affiliated Investment Companies—(Continued)
Metropolitan Series Fund, Inc.—Jennison Growth Portfolio, (Class A)	5,195,685	$70,765,225
Metropolitan Series Fund, Inc.—MetLife Stock Index Portfolio, (Class A)	2,509,050	92,834,865
Metropolitan Series Fund, Inc.—Neuberger Berman Mid Cap Value Portfolio, (Class A)	6,685,247	142,128,356
Metropolitan Series Fund, Inc.—Russell 2000 Index Portfolio, (Class A)	3,208,555	45,497,317
Metropolitan Series Fund, Inc.—T. Rowe Price Large Cap Growth Portfolio, (Class A)	7,088,764	116,822,833
Metropolitan Series Fund, Inc.—Western Asset Mgt. Strategic Bond Opportunities Portfolio, (Class A)	21,513,247	273,648,502
Metropolitan Series Fund, Inc.—Western Asset Mgt. U.S. Government Portfolio, (Class A)	3,665,866	45,786,670

Total Mutual Funds (Identified Cost $2,272,528,813)		2,300,240,587

Total Investments—100.0% (Identified Cost $2,272,528,813) (a)		2,300,240,587
Liabilities in excess of other assets		(692,146)

Total Net Assets—100%		$2,299,548,441

(a)	The aggregate cost of investments for federal income tax purposes as of December 31, 2007 was $2,273,304,210 and the composition of unrealized appreciation and depreciation of investment securities was $51,355,465 and $(24,419,088), respectively.

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Statement of Assets & Liabilities

December 31, 2007

Assets
Investments at value (a)		$2,300,240,587
Receivable for:
Fund shares sold		2,865,238

Total Assets		2,303,105,825
Liabilities
Payable for:
Securities purchased	$1,579,739
Fund shares redeemed	1,285,499
Due to custodian bank	12
Accrued expenses:
Management fees	218,282
Service and distribution fees	442,934
Other expenses	30,918

Total Liabilities		3,557,384

Net Assets		$2,299,548,441

Net assets consists of:
Capital paid in		$2,224,640,337
Undistributed net investment income		18,365,862
Accumulated net realized gains		28,830,468
Unrealized appreciation on investments		27,711,774

Net Assets		$2,299,548,441

Computation of offering price:
Class A
Net asset value and redemption price per share ($171,934,162 divided by 14,325,693 shares outstanding)		$12.00

Class B
Net asset value and redemption price per share ($2,127,614,279 divided by 177,891,576 shares outstanding)		$11.96

(a) Identified cost of investments		$2,272,528,813

Statement of Operations

For the Year Ended December 31, 2007

Investment Income
Dividends from Underlying Portfolios		$18,279,739

Expenses
Management fees	$1,045,949
Deferred expense reimbursement	90,595
Service and distribution fees—Class B	3,055,786
Directors’ fees and expenses	811
Custodian	28,091
Audit and tax services	18,574
Legal	18,568
Miscellaneous	10,206

Total expenses		4,268,580

Net Investment Income		14,011,159

Realized and Unrealized Gain (Loss)
Realized gain on:
Investments—net	12,722,105
Capital gains distributions from Underlying Portfolios	20,991,453	33,713,558

Change in unrealized depreciation on:
Investments—net		(8,525,018)

Net gain		25,188,540

Net Increase in Net Assets From Operations		$39,199,699

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2007	Year ended December 31, 2006
From Operations
Net investment income	$14,011,159	$4,015,517
Net realized gain	33,713,558	8,739,622
Unrealized appreciation (depreciation)	(8,525,018)	35,943,069

Increase in net assets from operations	39,199,699	48,698,208

From Distributions to Shareholders
Net investment income
Class A	(269,562)	(951,464)
Class B	(80,033)	(3,927,962)

	(349,595)	(4,879,426)

Net realized gain
Class A	(186,620)	(1,330,470)
Class B	(1,440,592)	(5,656,937)

	(1,627,212)	(6,987,407)

Total distributions	(1,976,807)	(11,866,833)

Increase in net assets from capital share transactions	1,521,410,561	581,821,010

Total increase in net assets	1,558,633,453	618,652,385

Net Assets
Beginning of the period	740,914,988	122,262,603

End of the period	$2,299,548,441	$740,914,988

Undistributed Net Investment Income
End of the period	$18,365,862	$312,995

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2007		Year ended December 31, 2006
	Shares	$	Shares	$
Class A
Sales	9,488,879	$113,112,140	7,552,833	$82,679,374
Reinvestments	37,983	456,182	211,879	2,281,934
Redemptions	(3,027,315)	(36,051,074)	(1,901,403)	(20,819,359)

Net increase	6,499,547	$77,517,248	5,863,309	$64,141,949

Class B
Sales	132,914,022	$1,582,814,963	47,323,820	$518,077,257
Shares issued through acquisition	0	0	3,184,564	34,361,445
Reinvestments	126,824	1,520,625	891,619	9,584,899
Redemptions	(11,830,433)	(140,442,275)	(4,061,903)	(44,344,540)

Net increase	121,210,413	$1,443,893,313	47,338,100	$517,679,061

Increase derived from capital share transactions		$1,521,410,561		$581,821,010

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Financial Highlights

	Class A
	Year ended December 31,
	2007	2006	2005(a)
Net Asset Value, Beginning of Period	$11.52	$10.82	$10.00

Income From Investment Operations
Net investment income	0.17 (b)	0.24	0.04
Net realized and unrealized gain on investments	0.36	1.04	0.83

Total from investment operations	0.53	1.28	0.87

Less Distributions
Distributions from net investment income	(0.03)	(0.24)	(0.05)
Distributions from net realized capital gains	(0.02)	(0.34)	0.00

Total distributions	(0.05)	(0.58)	(0.05)

Net Asset Value, End of Period	$12.00	$11.52	$10.82

Total Return (%)	4.5	12.2	8.7	(c)
Ratio of operating expenses to average net assets (%) (d)	0.09	0.10	0.10	(e)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (h)	0.09	0.11	0.29	(e)
Ratio of net investment income to average net assets (%) (f)	1.44	1.67	1.57	(e)
Portfolio turnover rate (%)	14	19	1	(e)
Net assets, end of period (000)	$171,934	$90,126	$21,245

	Class B
	Year ended December 31,
	2007		2006	2005(a)
Net Asset Value, Beginning of Period	$11.48		$10.81	$10.00

Income From Investment Operations
Net investment income	0.12	(b)	0.22	0.04
Net realized and unrealized gain on investments	0.38		1.02	0.81

Total from investment operations	0.50		1.24	0.85

Less Distributions
Distributions from net investment income	(0.00	)(g)	(0.23)	(0.04)
Distributions from net realized capital gains	(0.02)		(0.34)	0.00

Total distributions	(0.02)		(0.57)	(0.04)

Net Asset Value, End of Period	$11.96		$11.48	$10.81

Total Return (%)	4.4		11.8	8.5	(c)
Ratio of operating expenses to average net assets (%) (d)	0.34		0.35	0.35	(e)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (h)	0.34		0.36	0.54	(e)
Ratio of net investment income to average net assets (%) (f)	0.98		0.98	1.45	(e)
Portfolio turnover rate (%)	14		19	1	(e)
Net assets, end of period (000)	$2,127,614		$650,789	$101,018

(a)	Commencement of operations was May 2, 2005.
(b)	Per share amount is based on average shares outstanding during the period.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	The ratio of operating expenses to average net assets does not include expenses of investment companies in which the Portfolio invests.
(e)	Computed on an annualized basis.
(f)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying Portfolios in which it invests.
(g)	Distributions for the period were less than $0.01.
(h)	See Note 4 in the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Notes to Financial Statements—December 31, 2007

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The MetLife Moderate Allocation Portfolio (the “Asset Allocation Portfolio”) is a non-diversified series of the fund. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by MetLife Advisers, LLC (“MetLife Advisers”) or its affiliates (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although not all Asset Allocation Portfolios are available to all such separate accounts. The Asset Allocation Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Asset Allocation Portfolio are named Class A and Class B. The classes of the Asset Allocation Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

The net asset value of the Asset Allocation Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Asset Allocation Portfolio invests. The Underlying Portfolios that are Series of the Fund will use fair value pricing in the circumstances and manner described below. For more information about the use of fair value pricing by the Underlying Portfolios that are Series of Met Investors Series Trust (“MIST”), please refer to the prospectus for such Underlying Portfolios.

The Underlying Portfolios that are series of the Fund are valued as follows:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

MSF-9

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Notes to Financial Statements—December 31, 2007—(Continued)

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When an Underlying Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Underlying Portfolios expect to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Underlying Portfolios may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Underlying Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Underlying Portfolio values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Underlying Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated day-to-day responsibility for valuing Underlying Portfolio assets to MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”) or the subadviser of the Underlying Portfolio, as applicable, who values such assets as described above and operates under procedures approved by the Board.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Federal Income Taxes:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

As of December 31, 2007, the Asset Allocation Portfolio had no capital loss carryovers.

The tax character of distributions paid for the periods ended December 31, 2007 and 2006 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2007	2006	2007	2006	2007	2006	2007	2006
$1,253,602	$6,186,071	$723,205	$5,680,762	$—	$—	$1,976,807	$11,866,833

MSF-10

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Notes to Financial Statements—December 31, 2007—(Continued)

As of December 31, 2007, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation	Loss Carryforwards	Total
$22,883,196	$25,088,531	$26,936,377	$—	$74,908,104

Dividends and Distributions to Shareholders:

The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

3.	INVESTMENT TRANSACTIONS:

For the year ended December 31, 2007, purchases and sales of Underlying portfolios by the Asset Allocation Portfolio were $1,744,473,972 and $189,570,734, respectively.

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Asset Allocation Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2007	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
$1,045,949	0.100%	Of the first $500 million
	0.075%	Of the next $500 million
	0.050%	On amounts in excess of $1 billion

In addition to the above Management Fee paid to MetLife Advisers, the Asset Allocation Portfolio indirectly pays MetLife Advisers an investment advisory fee through its investments in certain Underlying Portfolios.

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

Service and Distribution Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Asset Allocation Portfolio’s Class B shares. Under the Distribution and Service Plan, the Class B shares of the Asset Allocation Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Asset Allocation Portfolio shares for promoting or selling and servicing, the Class B shares of the Asset Allocation Portfolio. The fees under the Distribution and Service Plan for each class of the Asset Allocation Portfolio’s shares are calculated as a percentage of the Asset Allocation Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares. Amounts paid by the Asset Allocation Portfolio for the year ended December 31, 2007 are shown as Service and Distribution fees in the Statement of Operations.

Expense Agreement:

Pursuant to an expense agreement relating to each class of the Asset Allocation Portfolio, MetLife Advisers has agreed, from May 1, 2007 to April 30, 2008, to waive a portion of its advisory fees or pay a portion of the other operating expenses (not including

MSF-11

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Notes to Financial Statements—December 31, 2007—(Continued)

brokerage costs, interest, taxes, or extraordinary expenses) to the extent total operating expenses exceed stated annual expense limits (based on the Asset Allocation Portfolio’s then current fiscal year). For the Asset Allocation Portfolio, this subsidy, and similar subsidies in effect in earlier periods, are subject to the obligation of each class of the Asset Allocation Portfolio to repay MetLife Advisers in future years, if any, when a class’ expenses fall below the stated expense limit pertaining to that class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to a class in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the class’ stated expense limit that was in effect at the time of the subsidy in question; provided, however, that no class of the Asset Allocation Portfolio is obligated to repay any expense paid by MetLife Advisers more than five years after the end of the fiscal year in which such expense was incurred.

The expense limits (annual rates as a percentage of each class of the Asset Allocation Portfolio’s net average daily net assets) in effect from May 1, 2007 to April 30, 2008 are 0.10% and 0.35% for Class A and B, respectively.

For the year ended December 31, 2007, MetLife Advisers recovered $90,595 in deferred expenses. As of December 31, 2007, there are no expenses deferred in prior years that are subject to repayment by the Portfolio.

5.	REGULATORY MATTERS:

As previously reported, in May 2004, General American received a Wells Notice stating that the SEC staff was considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws against General American with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through General American. General American responded to the SEC staff and cooperated with the investigation. On August 9, 2007, the SEC announced that it had settled an enforcement action regarding late trading against General American with, among other things, General American agreeing to pay a civil penalty and to comply with certain undertakings. General American consented to the SEC’s order without admitting or denying the findings. MetLife Advisers has also advised the Fund’s Board of Directors that, while certain exceptions to the Fund’s policies have been noted, no situations have been identified that would have a material impact on the financial position of the Fund.

6.	RECENT ACCOUNTING PRONOUNCEMENTS:

Effective June 29, 2007, the Fund implemented Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109” (“FIN 48”). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Fund, and has determined that the adoption of FIN 48 does not have a material impact on the Fund’s financial statements. The Fund files U.S. tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s tax returns remains open for the years ended December 31, 2004 through December 31, 2006.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

MSF-12

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Notes to Financial Statements—December 31, 2007—(Continued)

7.	TRANSACTIONS IN SECURITIES OF AFFILIATED ISSUERS:

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising management or control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolio’s net assets. Transactions in the Underlying Portfolios during the year ended December 31, 2007 in which the Asset Allocation Portfolio had ownership of at least 5% of the outstanding voting securities at the end of the period are as follows:

Underlying Portfolio (Class A)	Beginning Shares as of 12/30/2006	Shares Purchased during Period	Shares Sold during Period	Ending Shares as of 12/31/2007
MIST—BlackRock High Yield	0	2,819,679	74,856	2,744,823
MIST—Dreman Small Cap Value	1,663,493	3,358,390	71,562	4,950,321
MIST—Harris Oakmark International	2,397,795	5,735,096	214,004	7,918,887
MIST—Lazard Mid-Cap	2,193,032	5,272,506	167,647	7,297,891
MIST—Legg Mason Value Equity	2,699,572	5,998,919	89,653	8,608,838
MIST—PIMCO Total Return	12,828,978	28,545,913	1,872,174	39,502,717
MIST—Met/AIM Small Cap Growth	0	3,114,766	47,592	3,067,174
MSF—BlackRock Large Cap Value	0	8,664,426	51,555	8,612,871
MSF—Julius Baer International Stock	2,918,593	5,170,786	992,827	7,096,552
MSF—Jennison Growth	1,749,512	3,591,636	145,463	5,195,685
MSF—Neuberger Berman Mid Cap Value	2,151,607	4,749,432	215,792	6,685,247
MSF—Russell 2000 Index	956,008	2,295,217	42,670	3,208,555
MSF—T. Rowe Price Large Cap Growth	2,454,768	4,775,074	141,078	7,088,764
MSF—Western Asset Mgmt. Strategic Bond Opportunities	6,906,272	15,303,843	696,868	21,513,247

Underlying Portfolio (Class A)	Realized Gain/(Loss) during Period	Capital Gains Distributions during Period	Dividend Income during Period	Ending Value as of 12/31/2007
MIST—BlackRock High Yield	$(12,500)	$0	$0	$22,617,338
MIST—Dreman Small Cap Value	66,948	157,930	0	67,175,861
MIST—Harris Oakmark International	611,636	5,116,674	596,322	136,759,176
MIST—Lazard Mid-Cap	(158,461)	3,759,320	274,300	88,815,337
MIST—Legg Mason Value Equity	62,448	47,392	1,405	90,392,802
MIST—PIMCO Total Return	511,304	0	7,945,174	485,488,394
MIST—Met/AIM Small Cap Growth	(3,490)	0	0	45,578,208
MSF—BlackRock Large Cap Value	(40,728)	0	0	117,221,173
MSF—Julius Baer International Stock	2,247,052	3,408,191	701,569	113,828,697
MSF—Jennison Growth	61,035	1,165,906	139,031	70,765,225
MSF—Neuberger Berman Mid Cap Value	382,549	1,892,682	351,661	142,128,356
MSF—Russell 2000 Index	59,403	1,571,364	192,012	45,497,317
MSF—T. Rowe Price Large Cap Growth	286,564	483,994	243,690	116,822,833
MSF—Western Asset Mgmt. Strategic Bond Opportunities	(51,709)	120,510	3,494,789	273,648,502

MSF-13

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of the Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the MetLife Moderate Allocation Portfolio, one of the portfolios constituting the Metropolitan Series Fund, Inc. (the “Fund”) as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years ended December 31, 2007 and the period from May 2, 2005 (commencement of operations) through December 31, 2005. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MetLife Moderate Allocation Portfolio of the Metropolitan Series Fund, Inc. as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years ended December 31, 2007 and the period from May 2, 2005 (commencement of operations) through December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 21, 2008

MSF-14

Metropolitan Series Fund, Inc.

Directors and Officers

The Fund’s Directors review actions of the Fund’s investment adviser and subadvisers, and decide upon matters of general policy. The Fund’s officers supervise the daily business operations of the Fund. The Board of Directors and the Fund’s officers are listed below. Each Director is responsible for overseeing all 36 Portfolios of the Fund. There is no limit to the term a Director may serve. Directors serve until their resignation, retirement or removal in accordance with the Fund’s organizational documents and policies adopted by the Board from time to time. Officers hold office at the pleasure of the Board or until the election or appointment and the qualification of a successor. The address of the directors and officers is c/o Metropolitan Series Fund, Inc., 501 Boylston Street, Boston, MA 02116.

Interested Directors(1)

Each Director below is an “interested person” (as defined by the 1940 Act) with respect to the Fund in that Ms. Forget is an employee of MetLife and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Elizabeth M. Forget Age: 41	Director, Chairman of the Board, President and Chief Executive Officer	2006	Senior Vice President (since 2007), MetLife, Inc.; President, Met Investors Advisory, LLC (“MIA”); Trustee and President, Met Investors Series Trust (“MIST”); Executive Vice President, MetLife Investors Group, Inc.; President (since 2006), MetLife Advisers.	81

Arthur G. Typermass Age: 70	Director	1998	Formerly, Senior Vice President and Treasurer, MetLife.	37

Non-Interested Directors(1)

Each Director below is not an “interested person” (as defined by the 1940 Act) with respect to the Fund (collectively, the “Independent Directors”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† Age: 70	Director	1985	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	37

Linda B. Strumpf Age: 60	Director	2000	Vice President and Chief Investment Officer, Ford Foundation.	37

Michael S. Scott Morton† Age: 70	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, MIT.	37

H. Jesse Arnelle Age: 74	Director	2001	Formerly, Counsel, Womble Carlyle Sandrie & Rice; Director, Textron Inc. (global multi-industry company)*; formerly, Director, Gannet Co. Inc. (diversified news and information company)*; formerly, Director, Eastman Chemical Company (global chemical company)*; formerly, Director, Waste Management, Inc.*; formerly, Director, Armstrong Holdings Inc. (parent company of floor and ceiling products business)*; formerly, Director, FPL Group Inc. (public utility holding company)*; Director, URS Corporation (engineering design services firm)*.	37

Nancy Hawthorne Age: 56	Director	2003	Director, Avid Technologies (computer software company)*; formerly, Chairman of the Board of Avid Technologies; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Chief Executive Officer, Clerestory LLC (corporate financial advisor); formerly, Trustee, New England Zenith Fund (“Zenith Fund”)**; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company )*.	37

MSF-15

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
John T. Ludes Age: 71	Director	2003	President, LFP Properties (consulting firm); Formerly, Trustee, Zenith Fund**; formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	37

Officers(1)

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey P. Halperin	40	Chief Compliance Officer	2006	Vice President (since 2006), Corporate Ethics and Compliance Department, MetLife, Inc.; Chief Compliance Officer (since 2006), MetLife Advisers, MIA and MIST.

John F. Guthrie, Jr.	64	Senior Vice President	2002	Manager and Senior Vice President, MetLife Advisers; Vice President, MetLife; Vice President (since 2003), MetLife Group, Inc.; Vice President, NELICO; Vice President (since 2005), MIA; formerly, Senior Vice President, Zenith Fund**.

Alan C. Leland	55	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Treasurer (since 2005), Met Investors Advisory, LLC; Vice President (since 2004), MIA; Vice President (since 2003), MetLife Group, Inc.; Vice President, MetLife; Senior Vice President, NELICO

Peter Duffy	52	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers (since 1998); Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife Group, Inc.; formerly, Vice President and Treasurer, Zenith Fund**.

Thomas M. Lenz	49	Vice President and Secretary	2002	General Counsel and Secretary, MetLife Advisers; Assistant General Counsel, MetLife; formerly, Vice President and Secretary, Zenith Fund**.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
**	The Zenith Fund deregistered with the Securities and Exchange Commission (“SEC”) in 2004.
(†)	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the “State Street Research Funds”).
(1)	Each Director of the Fund also serves as trustee of Metropolitan Series Fund II (“Met Series Fund II”), a registered investment company advised by MetLife Advisers. Each officer of the Fund serves in the same position with Met Series Fund II, which consists of one portfolio.
(2)	Previous positions during the past five years with the Fund, MIST, MetLife, MetLife Advisers, MIA, Zenith Fund, NELICO or New England Securities Corporation are omitted if not materially different.
(3)	The Fund Complex includes the Fund (36 portfolios), Met Series Fund II (1 portfolio) and MIST (44 portfolios)

MSF-16

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Fund’s Contract Review Committees of the Board of Directors (the “Board”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (collectively, the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals at the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers, the Fund’s investment adviser, and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through the subadvisers’ responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies and the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (viii) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (ix) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (x) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xi) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee on September 12, 2007, the Board, at its November 15, 2007 meeting, approved the continuation through December 31, 2008 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio of the Fund. The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than Zenith Equity and the Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the establishment of the investment strategies of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of Subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to Zenith Equity and the Asset Allocation Portfolios, the Directors considered both the portfolio management services and the administrative services provided by MetLife Advisers. After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

MSF-17

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ recommendations regarding reductions in Fee rates, implementation of Fee breakpoints and institution of Fee waivers and expense caps.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and their affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Agreements.

MSF-18

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution, brokerage and transfer agency services to the Portfolios, and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2008.

Certain Matters Relating to Julius Baer International Stock Portfolio (formerly known as the FI International Stock Portfolio) (the “International Stock Portfolio”). At the November 15, 2007 Board meeting, the Board approved a change of subadviser for the International Stock Portfolio from Fidelity Management & Research Company (“FMR”) to Julius Baer Investment Management LLC (“Julius Baer”).

In making the determination to approve the change in subadviser for the International Stock Portfolio, the Board carefully considered those factors described above with respect to the continuation of the Continued Agreements, as relevant to both the existing Subadvisory Agreement with FMR and the proposed Subadvisory Agreement with Julius Baer. In addition to these factors, the Board also considered as relevant:

•	the experience, investment style and investment performance history of Julius Baer as portfolio manager;

•	that the form of the proposed Subadvisory Agreement with Julius Baer was substantially similar to the International Stock Portfolio’s existing Subadvisory Agreement with FMR;

•

that the subadvisory fee schedule for Julius Baer set forth in the proposed Subadvisory Agreement was lower than the fee schedule in the existing Subadvisory Agreement and that MetLife Advisers had agreed to reduce its advisory fee, through a contractual fee waiver, by an amount corresponding to such savings;

•	the expected transition costs of the change of subadviser; and

•

that the preferred date of the change of subadviser was January 7, 2008 and the desirability, in order to facilitate an orderly transition of subadvising functions, of extending the existing Subadvisory Agreement with FMR from its scheduled expiration date of December 31, 2007 until January 7, 2008.

Following such consideration, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, unanimously voted to approve the continuation of the existing Subadvisory Agreement relating to the International Stock Portfolio through January 7, 2008 and to approve the proposed Subadvisory Agreement relating to such Portfolio with Julius Baer, effective January 7, 2008 through January 6, 2010.

MSF-19

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2007 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-20

Metropolitan Series Fund, Inc. MetLife Moderate to Aggressive Allocation Portfolio Annual Report	December 31, 2007

Letter from the President

February 1, 2008

Letter to Policy Holders:

2007 was a tumultuous year in the financial markets driven by concerns in the credit markets surrounding sub-prime mortgages and fears of recession in the U.S. Economy. The broad markets were mixed, with the Dow Jones Industrial Average up 8.9% and the MSCI EAFE Index, which measures the performance of international equities, up 11.2% for the year, while the Russell 2000 Index, which measures the performance of small capitalization stocks, was down 1.6%.

In the fixed income markets, credit spreads increased as a result of the pressure from sub-prime mortgage crisis and the Federal Reserve lowered interest rates by a total of 1% during the year. The Lehman Brothers Aggregate Bond Index posted a 7.0% return for the year.

On the following pages, you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth Forget

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the year ended December 31, 2007, the Class A shares of the MetLife Moderate to Aggressive Allocation Portfolio returned 4.1% compared to the 5.7% return of the Wilshire 5000 Index1 and the 6.5% return of the Lehman Brothers U.S. Universal Bond Index2. Considering that no single index or benchmark can accurately capture the multiple asset class design of the Portfolio, we have created a blended benchmark comprised of several indices for use in portfolio design and evaluation purposes. Specifically, the blended benchmark for the MetLife Moderate to Aggressive Allocation Portfolio consists of a 4% allocation to the Lehman Brothers 1 to 3 Year Government Bond Index3, a 16% allocation to the Lehman Brothers U.S. Universal Bond Index, a 64% allocation to the Wilshire 5000 Index, and a 16% allocation to the Morgan Stanley Capital International EAFE Index4. During the twelve-month period ended December 31, 2007, the blended benchmark returned 6.9%.

PORTFOLIO REVIEW

Concerns about subprime mortgages and the strength of the overall economy initially surfaced in the first half of 2007, but they were mostly brushed off. It was not until the second half of the year that those concerns intensified. Most economic statistics at the end of 2007 indicated a weakening economy: a sharp decrease in New and Existing Home Sales, a drop in Consumer Confidence, a rise in the Unemployment Rate, and a decline in the Purchasing Managers Index.

During 2007, large cap stocks, as measured by the Standard & Poor’s 500 Index5 return of 5.5%, did better than small cap stocks, as measured by the -1.6% return of the Russell 2000 Index6. Growth style stocks generally held up better than value style stocks. There was a wide dispersion among the various sectors of the S&P 500 Index: Energy and Materials were up 34% and 22% respectively, while Financials (-19%) and Consumer Discretionary (-13%) were down sharply. On a local basis, foreign stocks were also up modestly for the year, but U.S. based investors benefited from a weak dollar to receive an 11.2% return as measured by the MSCI EAFE Index4.

Investment grade bonds, as measured by the Lehman Brothers Aggregate Bond Index7, posted a 7.0% return in response to a decline in interest rates across the yield curve. Below investment grade bonds, while still eking out a positive return for the year, were adversely impacted by credit concerns brought about by the subprime mortgage crisis. Treasuries and Treasury Inflation Protected Securities (TIPS) were the best performing investment grade sectors, while the credit based sectors lagged.

The MetLife Moderate to Aggressive Allocation Portfolio is a “fund of funds” that invests in other Portfolios of the Metropolitan Series Fund, Inc. and the Met Investors Series Trust. The Portfolio’s initial target allocations were 80% in equity investments and 20% in fixed income investments. The MetLife Moderate to Aggressive Allocation Portfolio is considered the second most aggressive of the five Asset Allocation Portfolios as measured by it potential risk.

The only change in the Portfolio during the period was a slight adjustment for the underlying Portfolios as of May 1, 2007. We also rebalanced the Portfolio on a quarterly basis to bring it back into line with the underlying Portfolio targets and the desired risk level.

Collectively, the performance of the underlying fixed income Portfolios essentially matched that of the Lehman Brothers U.S. Universal Bond Index. The PIMCO Total Return Portfolio and the PIMCO Inflation Protected Bond Portfolio beat the Index, but this good performance was offset by the Western Asset Strategic Bond Opportunities and Western Asset U.S. Government Portfolios, which lagged the Index due to exposure to holdings of spread product, which includes mortgage backed securities and corporate bonds.

The largest source of underperformance over the past year was poor security selection within several of the underlying equity Portfolios. This impact was intensified by the large (80%) weighting to equities in general. These Portfolios did not perform as well as we would have expected given their asset allocation among the segments of the capital markets. Detracting the most from performance were the Harris Oakmark International Portfolio, which was down 1% for the year compared to an 11% return of foreign stocks overall, as measured by the MSCI EAFE Index, and the Legg Mason Value Equity Portfolio, which fell nearly 6% compared to the 5.5% return of the S&P 500 Index. Although its position was relatively small (2%) and its performance was in line with the real estate indices, the Neuberger Berman Real Estate Portfolio was down sharply for the year (-14.8%) relative to the broad equity market. This had an adverse impact on the Portfolio’s performance.

Among the underlying Portfolios that had positive security selection and added to relative performance were the Met/AIM Small Cap Growth Portfolio, the Jennison Growth Portfolio, the PIMCO Total Return Portfolio, and the T. Rowe Price Large Cap Growth Portfolio. Among the equity funds, growth oriented funds like these performed better than the broad equity market and added relative value to the Portfolio’s performance.

* The views expressed above are those of the advisory firm as of December 31, 2007 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

1 The Wilshire 5000 Index measures the performance of all U.S. headquartered equity securities with readily available price data.

2 The Lehman Brothers U.S. Universal Bond Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-EIRSA portion of the Commercial Mortgage Backed Securities Index and the Commercial Mortgage Backed Securities High Yield Index.

3 The Lehman Brothers 1 to 3 Year Government Bond Index includes most obligations of the U.S Treasury, agencies and quasi-federal corporations having maturities between one to three years.

4 The Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE Index”) is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada.

5 The Standard & Poor’s (S&P) 500® Stock Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange.

6 The Russell 2000® Index is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000® Index.

7 Lehman Brothers® Aggregate Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC.

MSF-2

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO

THE WILSHIRE 5000 STOCK INDEX AND THE LEHMAN BROTHERS

UNIVERSAL BOND INDEX

Average Annual Returns as of December 31, 2007

	MetLife Moderate to Aggressive Allocation Portfolio		Wilshire 5000 Stock Index	Lehman Brothers Universal Bond Index
	Class A	Class B
1 Year	4.1%	3.9%	5.7%	6.5%
Since Inception	11.1	10.8	12.4	5.1

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception date of the Class A and Class B shares is 5/2/05. Index since inception return is based on the Portfolio’s inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of December 31, 2007

Top Holdings

% of Total Net Assets
Met Investor Series Trust—PIMCO Total Return Portfolio, (Class A)	13.1%
Metropolitan Series Fund, Inc.—Davis Venture Value Portfolio, (Class A)	10.0%
Metropolitan Series Fund, Inc.—Neuberger Berman Mid Cap Value Portfolio, (Class A)	7.2%
Metropolitan Series Fund, Inc.—T. Rowe Price Large Cap Growth Portfolio, (Class A)	7.1%
Met Investor Series Trust—Harris Oakmark International Portfolio, (Class A)	6.9%
Metropolitan Series Fund, Inc.—Julius Baer International Stock Portfolio, (Class A)	6.9%
Metropolitan Series Fund, Inc.—BlackRock Large Cap Value Portfolio, (Class A)	6.1%
Met Investor Series Trust—Legg Mason Value Equity Portfolio, (Class A)	5.9%
Metropolitan Series Fund, Inc.—Western Asset Mgt. Strategic Bond Opportunities Portfolio, (Class A)	5.0%
Met Investor Series Trust—Lazard Mid-Cap Portfolio, (Class A)	4.8%

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2007 through December 31, 2007.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses paid during period* July 1, 2007 to December 31, 2007
MetLife Moderate to Aggressive Allocation—Class A(a)(b)	Actual	0.81%	$1,000.00	$978.00	$4.04
	Hypothetical	0.81%	$1,000.00	$1,021.08	$4.13

MetLife Moderate to Aggressive Allocation—Class B(a)(b)	Actual	1.06%	$1,000.00	$976.30	$5.28
	Hypothetical	1.06%	$1,000.00	$1,019.80	$5.40

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects an expense agreement between MetLife Advisers, LLC and the Portfolio as described under Expense Agreement in Note 4 to the Financial Statements.

(b) The annualized expense ratio reflects the expenses of both the Portfolio and the underlying Portfolios in which it invests.

MSF-4

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Schedule of Investments as of December 31, 2007

Mutual Funds—100.0%

Security Description	Shares	Value*

Affiliated Investment Companies—100.0%
Met Investors Series Trust—BlackRock Large Cap Core Portfolio, (Class A)	8,731,788	$97,272,116
Met Investors Series Trust—Dreman Small Cap Value Portfolio, (Class A)	6,807,033	92,371,436
Met Investors Series Trust—Harris Oakmark International Portfolio, (Class A)	9,526,664	164,525,481
Met Investors Series Trust—Lazard Mid-Cap Portfolio, (Class A)	9,408,702	114,503,905
Met Investors Series Trust—Legg Mason Value Equity Portfolio, (Class A)	13,315,850	139,816,422
Met Investors Series Trust—Lord Abbett Bond Debenture Portfolio, (Class A)	1,863,824	23,540,097
Met Investors Series Trust—Met/AIM Small Cap Growth Portfolio, (Class A)	4,744,382	70,501,522
Met Investors Series Trust—Neuberger Berman Real Estate Portfolio, (Class A)	3,226,467	45,428,655
Met Investors Series Trust—PIMCO Total Return Portfolio, (Class A)	25,217,908	309,928,085
Metropolitan Series Fund, Inc.—BlackRock Large Cap Value Portfolio, (Class A)	10,656,161	145,030,347
Metropolitan Series Fund, Inc.—Davis Venture Value Portfolio, (Class A)	6,545,574	238,520,723
Metropolitan Series Fund, Inc.—Julius Baer International Stock Portfolio, (Class A)	10,245,374	164,335,797
Metropolitan Series Fund, Inc.—FI Mid Cap Opportunities Portfolio, (Class A)	3,300,219	69,766,639
Metropolitan Series Fund, Inc.—Jennison Growth Portfolio, (Class A)	7,141,902	97,272,709
Metropolitan Series Fund, Inc.—MetLife Stock Index Portfolio, (Class A)	2,586,957	95,717,417
Metropolitan Series Fund, Inc.—Neuberger Berman Mid Cap Value Portfolio, (Class A)	8,041,241	170,956,777
Metropolitan Series Fund, Inc.—Russell 2000 Index Portfolio, (Class A)	3,308,763	46,918,261
Metropolitan Series Fund, Inc.—T. Rowe Price Large Cap Growth Portfolio, (Class A)	10,232,141	168,625,679
Metropolitan Series Fund, Inc.—Western Asset Mgt. Strategic Bond Opportunities Portfolio, (Class A)	9,244,507	117,590,128

Total Mutual Funds (Identified Cost $2,361,195,319)		2,372,622,196

Total Investments—100.0% (Identified Cost $2,361,195,319) (a)		2,372,622,196
Liabilities in excess of other assets		(711,532)

Total Net Assets—100%		$2,371,910,664

(a)	The aggregate cost of investments for federal income tax purposes as of December 31, 2007 was $2,361,576,205 and the composition of unrealized appreciation and depreciation of investment securities was $46,087,606 and $(35,041,615), respectively.

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Statement of Assets & Liabilities

December 31, 2007

Assets
Investments at value (a)		$2,372,622,196
Receivable for:
Fund shares sold		3,322,481

Total Assets		2,375,944,677
Liabilities
Payable for:
Securities purchased	$2,665,167
Fund shares redeemed	657,315
Due to custodian bank	12
Accrued expenses:
Management fees	219,862
Service and distribution fees	460,666
Other expenses	30,991

Total Liabilities		4,034,013

Net Assets		$2,371,910,664

Net assets consists of:
Capital paid in		$2,309,702,893
Undistributed net investment income		13,891,653
Accumulated net realized gains		36,889,241
Unrealized appreciation on investments		11,426,877

Net Assets		$2,371,910,664

Computation of offering price:
Class A
Net asset value and redemption price per share ($155,393,413 divided by 12,501,978 shares outstanding)		$12.43

Class B
Net asset value and redemption price per share ($2,216,517,251 divided by 178,965,564 shares outstanding)		$12.39

(a) Identified cost of investments		$2,361,195,319

Statement of Operations

For the Year Ended December 31, 2007

Investment Income
Dividends from Underlying Portfolios		$12,555,051

Expenses
Management fees	$1,055,570
Deferred expense reimbursement	89,298
Service and distribution fees—Class B	3,138,546
Directors’ fees and expenses	811
Custodian	28,091
Audit and tax services	18,574
Legal	18,833
Miscellaneous	10,161

Total expenses		4,359,884

Net Investment Income		8,195,167

Realized and Unrealized Gain (Loss)
Realized gain on:
Investments—net	15,901,622
Capital gains distributions from Underlying Portfolios	27,165,860	43,067,482

Change in unrealized depreciation on:
Investments—net		(28,789,722)

Net gain		14,277,760

Net Increase in Net Assets From Operations		$22,472,927

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2007	Year ended December 31, 2006
From Operations
Net investment income	$8,195,167	$1,963,732
Net realized gain	43,067,482	8,757,473
Unrealized appreciation (depreciation)	(28,789,722)	40,246,323

Increase in net assets from operations	22,472,927	50,967,528

From Distributions to Shareholders
Net investment income
Class A	(253,328)	(475,092)
Class B	(312,864)	(2,199,740)

	(566,192)	(2,674,832)

Net realized gain
Class A	(144,759)	(1,209,082)
Class B	(1,251,456)	(5,827,381)

	(1,396,215)	(7,036,463)

Total distributions	(1,962,407)	(9,711,295)

Increase in net assets from capital share transactions	1,631,789,973	590,067,543

Total increase in net assets	1,652,300,493	631,323,776

Net Assets
Beginning of the period	719,610,171	88,286,395

End of the period	$2,371,910,664	$719,610,171

Undistributed Net Investment Income
End of the period	$13,891,653	$536,324

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2007		Year ended December 31, 2006
	Shares	$	Shares	$
Class A
Sales	8,175,240	$102,020,544	6,446,557	$72,782,346
Reinvestments	31,644	398,087	151,047	1,684,174
Redemptions	(2,444,633)	(30,451,289)	(1,069,236)	(11,995,850)

Net increase	5,762,251	$71,967,342	5,528,368	$62,470,670

Class B
Sales	135,533,113	$1,684,958,265	45,666,047	$515,977,589
Shares issued through acquisition	0	0	3,452,195	38,561,018
Reinvestments	124,547	1,564,320	721,215	8,027,121
Redemptions	(10,185,495)	(126,699,954)	(3,128,609)	(34,968,855)

Net increase	125,472,165	$1,559,822,631	46,710,848	$527,596,873

Increase derived from capital share transactions		$1,631,789,973		$590,067,543

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Financial Highlights

	Class A
	Year ended December 31,
	2007	2006	2005(a)
Net Asset Value, Beginning of Period	$11.98	$11.05	$10.00

Income From Investment Operations
Net investment income	0.12 (b)	0.17	0.04
Net realized and unrealized gain on investments	0.38	1.39	1.05

Total from investment operations	0.50	1.56	1.09

Less Distributions
Distributions from net investment income	(0.03)	(0.18)	(0.04)
Distributions from net realized capital gains	(0.02)	(0.45)	0.00

Total distributions	(0.05)	(0.63)	(0.04)

Net Asset Value, End of Period	$12.43	$11.98	$11.05

Total Return (%)	4.1	14.6	10.9	(c)
Ratio of operating expenses to average net assets (%) (d)	0.09	0.10	0.10	(e)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (h)	0.09	0.11	0.34	(e)
Ratio of net investment income to average net assets (%) (f)	0.95	1.07	1.34	(e)
Portfolio turnover rate (%)	14	23	2	(e)
Net assets, end of period (000)	$155,393	$80,728	$13,388

	Class B
	Year ended December 31,
	2007		2006	2005(a)
Net Asset Value, Beginning of Period	$11.94		$11.04	$10.00

Income From Investment Operations
Net investment income	0.07	(b)	0.16	0.04
Net realized and unrealized gain on investments	0.40		1.36	1.05

Total from investment operations	0.47		1.52	1.08

Less Distributions
Distributions from net investment income	(0.00	) (g)	(0.17)	(0.04)
Distributions from net realized capital gains	(0.02)		(0.45)	0.00

Total distributions	(0.02)		(0.62)	(0.04)

Net Asset Value, End of Period	$12.39		$11.94	$11.04

Total Return (%)	3.9		14.2	10.8	(c)
Ratio of operating expenses to average net assets (%) (d)	0.34		0.35	0.35	(e)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (h)	0.34		0.36	0.59	(e)
Ratio of net investment income to average net assets (%) (f)	0.56		0.54	1.33	(e)
Portfolio turnover rate (%)	14		23	2	(e)
Net assets, end of period (000)	$2,216,517		$638,882	$74,899

(a)	Commencement of operations was May 2, 2005.
(b)	Per share amount is based on average shares outstanding during the period.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	The ratio of operating expenses to average net assets does not include expenses of investment companies in which the Portfolio invests.
(e)	Computed on an annualized basis.
(f)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying Portfolios in which it invests.
(g)	Distributions for the period were less than $0.01.
(h)	See Note 4 in the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Notes to Financial Statements—December 31, 2007

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The MetLife Moderate to Aggressive Allocation Portfolio (the “Asset Allocation Portfolio”) is a non-diversified series of the fund. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by MetLife Advisers, LLC (“MetLife Advisers”) or its affiliates (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although not all Portfolios are available to all such separate accounts. The Asset Allocation Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Asset Allocation Portfolio are named Class A and Class B. The classes of the Asset Allocation Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Asset Allocation Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

The net asset value of the Asset Allocation Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Asset Allocation Portfolio invests. The Underlying Portfolios that are series of the Fund will use fair value pricing in the circumstances and manner described below. For more information about the use of fair value pricing by the Underlying Portfolios that are series of Met Investors Series Trust (“MIST”), please refer to the prospectus for such Underlying Portfolios.

The Underlying Portfolios that are series of the Fund are valued as follows:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board of Directors”). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

MSF-9

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Notes to Financial Statements—December 31, 2007—(Continued)

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When an Underlying Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Underlying Portfolios expect to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Underlying Portfolios may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Underlying Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Underlying Portfolio values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Underlying Portfolio may frequently value many of the its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated day-to-day responsibility for valuing assets to MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”) or the subadviser of the Underlying Portfolio, as applicable, who values such assets as described above and operates under procedures approved by the Board.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for income tax purposes.

Federal Income Taxes:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

As of December 31, 2007, the Asset Allocation Portfolio had no capital loss carryovers.

The tax character of distributions paid for the periods ended December 31, 2007 and 2006 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2007	2006	2007	2006	2007	2006	2007	2006
$1,962,407	$4,201,348	$—	$5,509,947	$—	$—	$1,962,407	$9,711,295

MSF-10

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Notes to Financial Statements—December 31, 2007—(Continued)

As of December 31, 2007, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation	Loss Carryforwards	Total
$20,838,854	$30,322,926	$11,045,991	$—	$62,207,771

Dividends and Distributions to Shareholders:

The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

3.	INVESTMENT TRANSACTIONS:

For the year ended December 31, 2007, purchases and sales of Underlying Portfolios by the Asset Allocation Portfolio were $1,857,504,019 and $191,799,253, respectively.

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Asset Allocation Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2007	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
$1,055,570	0.100%	Of the first $500 million
	0.075%	Of the next $500 million
	0.050%	On amounts in excess of $1 billion

In addition to the above Management Fee paid to MetLife Advisers, the Asset Allocation Portfolio indirectly pays MetLife Advisers an investment advisory fee through its investments in certain Underlying Portfolios.

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

Service and Distribution Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Asset Allocation Portfolio’s B shares. Under the Distribution and Service plan, the Class B shares of the Asset Allocation Portfolio pay a fee to compensate the Insurance Companies (or other affiliates) and other broker-dealers and financial Intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing, the Class B shares of the Asset Allocation Portfolio. The fees under the Distribution and Service Plan for each class of the Asset Allocation Portfolio’s shares are calculated as percentage of the Asset Allocation Portfolio’s average daily net assets that are attribute to that class. Currently, the fee is 0.25% per year for Class B shares. Amounts paid by the Asset Allocation Portfolio for the year ended December 31, 2007 are shown as Service and Distribution fees in the Statement of Operations.

MSF-11

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Notes to Financial Statements—December 31, 2007—(Continued)

Expense Agreement:

Pursuant to an expense agreement relating to each class of the Asset Allocation Portfolio, MetLife Advisers has agreed, from May 1, 2007 to April 30, 2008, to waive a portion of its advisory fees or pay a portion of the other operating expenses (not including brokerage costs, interest, taxes, or extraordinary expenses) to the extent total operating expenses exceed stated annual expense limits (based on the Asset Allocation Portfolio’s then current fiscal year). For the Asset Allocation Portfolio, this subsidy, and similar subsidies in effect in earlier periods, are subject to the obligation of each class of the Asset Allocation Portfolio to repay MetLife Advisers in future years, if any, when a class’ expenses fall below the stated expense limit pertaining to that class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to a class in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the class’ stated expense limit that was in effect at the time of the subsidy in question; provided, however, that no class of the Asset Allocation Portfolio is obligated to repay any expense paid by MetLife Advisers more than five years after the end of the fiscal year in which such expense was incurred.

The expense limits (annual rates as a percentage of each class of the Asset Allocation Portfolio’s net average daily net assets) in effect from May 1, 2007 to April 30, 2008 are 0.10% and 0.35% for Class A and B, respectively.

For the year ended December 31, 2007, MetLife Advisers recovered $89,298 in deferred expenses. As of December 31, 2007, there are no expenses deferred in prior years that are subject to repayment by the Portfolio.

5.	REGULATORY MATTERS:

As previously reported, in May 2004, General American received a Wells Notice stating that the SEC staff was considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws against General American with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through General American. General American responded to the SEC staff and cooperated with the investigation. On August 9, 2007, the SEC announced that it had settled an enforcement action regarding late trading against General American with, among other things, General American agreeing to pay a civil penalty and to comply with certain undertakings. General American consented to the SEC’s order without admitting or denying the findings. MetLife Advisers has also advised the Fund’s Board of Directors that, while certain exceptions to the Fund’s policies have been noted, no situations have been identified that would have a material impact on the financial position of the Fund.

6.	RECENT ACCOUNTING PRONOUNCEMENTS:

Effective June 29, 2007, the Fund implemented Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109” (“FIN 48”). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Fund, and has determined that the adoption of FIN 48 does not have a material impact on the Fund’s financial statements. The Fund files U.S. tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s tax returns remains open for the years ended December 31, 2004 through December 31, 2006.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

MSF-12

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Notes to Financial Statements—December 31, 2007—(Continued)

7.	TRANSACTIONS IN SECURITIES OF AFFILIATED ISSUERS:

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising management or control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolio’s net assets. Transactions in the Underlying Portfolios during the year ended December 31, 2007 in which the Asset Allocation Portfolio had ownership of at least 5% of the outstanding voting securities at the end of the period are as follows:

Underlying Portfolio (Class A)	Beginning Shares as of 12/31/2006	Shares Purchased during Period	Shares Sold during Period	Ending Shares as of 12/31/2007
MIST—BlackRock Large Cap Core	0	8,733,012	1,224	8,731,788
MIST—Dreman Small Cap Value	2,136,262	4,686,147	15,376	6,807,033
MIST—Harris Oakmark International	3,081,183	7,188,214	742,733	9,526,664
MIST—Lazard Mid-Cap	2,641,455	6,856,995	89,748	9,408,702
MIST—Legg Mason Value Equity	3,902,120	9,415,552	1,822	13,315,850
MIST—Met/AIM Small Cap Growth	0	4,836,271	91,889	4,744,382
MIST—PIMCO Total Return	7,661,127	18,855,797	1,299,016	25,217,908
MSF—BlackRock Large Cap Value	0	10,657,631	1,470	10,656,161
MSF—Julius Baer International Stock	3,750,720	7,550,875	1,056,221	10,245,374
MSF—FI Mid Cap Opportunities	1,118,002	2,277,256	95,039	3,300,219
MSF—Jennison Growth	2,248,482	5,116,893	223,473	7,141,902
MSF—Neuberger Berman Mid Cap Value	2,416,879	5,767,254	142,892	8,041,241
MSF—Russell 2000 Index	921,258	2,395,699	8,194	3,308,763
MSF—T. Rowe Price Large Cap Growth	3,312,333	7,022,692	102,884	10,232,141
MSF—Western Asset Mgmt. Strategic Bond Opportunities	2,775,893	6,807,807	339,193	9,244,507

Underlying Portfolio (Class A)	Realized Gain/ (Loss) during Period	Capital Gains Distributions during Period	Dividend Income during Period	Ending Value as of 12/31/2007
MIST—BlackRock Large Cap Core	$(553)	$0	$0	$97,272,116
MIST—Dreman Small Cap Value	13,828	212,376	0	92,371,436
MIST—Harris Oakmark International	1,634,430	6,876,701	801,444	164,525,481
MIST—Lazard Mid-Cap	(50,945)	4,740,021	345,857	114,503,905
MIST—Legg Mason Value Equity	488	71,745	2,128	139,816,422
MIST—Met/AIM Small Cap Growth	2,885	0	0	70,501,522
MIST—PIMCO Total Return	412,921	0	4,961,673	309,928,085
MSF—BlackRock Large Cap Value	(1,228)	0	0	145,030,347
MSF—Julius Baer International Stock	2,351,743	4,581,804	943,155	164,335,797
MSF—FI Mid Cap Opportunities	195,100	0	44,032	69,766,639
MSF—Jennison Growth	121,607	1,568,376	187,024	97,272,709
MSF—Neuberger Berman Mid Cap Value	348,444	2,227,181	413,812	170,956,777
MSF—Russell 2000 Index	16,116	1,585,139	193,695	46,918,261
MSF—T. Rowe Price Large Cap Growth	235,227	683,624	344,202	168,625,679
MSF—Western Asset Mgmt. Strategic Bond Opportunities	(29,394)	50,657	1,469,053	117,590,128

MSF-13

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of the Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the MetLife Moderate to Aggressive Portfolio, one of the portfolios constituting the Metropolitan Series Fund, Inc. (the “Fund”) as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years ended December 31, 2007 and for the period from May 2, 2005 (commencement of operations) through December 31, 2005. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MetLife Moderate to Aggressive Portfolio of the Metropolitan Series Fund, Inc. as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years ended December 31, 2007 and for the period from May 2, 2005 (commencement of operations) through December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 21, 2008

MSF-14

Metropolitan Series Fund, Inc.

Directors and Officers

The Fund’s Directors review actions of the Fund’s investment adviser and subadvisers, and decide upon matters of general policy. The Fund’s officers supervise the daily business operations of the Fund. The Board of Directors and the Fund’s officers are listed below. Each Director is responsible for overseeing all 36 Portfolios of the Fund. There is no limit to the term a Director may serve. Directors serve until their resignation, retirement or removal in accordance with the Fund’s organizational documents and policies adopted by the Board from time to time. Officers hold office at the pleasure of the Board or until the election or appointment and the qualification of a successor. The address of the directors and officers is c/o Metropolitan Series Fund, Inc., 501 Boylston Street, Boston, MA 02116.

Interested Directors(1)

Each Director below is an “interested person” (as defined by the 1940 Act) with respect to the Fund in that Ms. Forget is an employee of MetLife and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Elizabeth M. Forget Age: 41	Director, Chairman of the Board, President and Chief Executive Officer	2006	Senior Vice President (since 2007), MetLife, Inc.; President, Met Investors Advisory, LLC (“MIA”); Trustee and President, Met Investors Series Trust (“MIST”); Executive Vice President, MetLife Investors Group, Inc.; President (since 2006), MetLife Advisers.	81

Arthur G. Typermass Age: 70	Director	1998	Formerly, Senior Vice President and Treasurer, MetLife.	37

Non-Interested Directors(1)

Each Director below is not an “interested person” (as defined by the 1940 Act) with respect to the Fund (collectively, the “Independent Directors”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† Age: 70	Director	1985	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	37

Linda B. Strumpf Age: 60	Director	2000	Vice President and Chief Investment Officer, Ford Foundation.	37

Michael S. Scott Morton† Age: 70	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, MIT.	37

H. Jesse Arnelle Age: 74	Director	2001	Formerly, Counsel, Womble Carlyle Sandrie & Rice; Director, Textron Inc. (global multi-industry company)*; formerly, Director, Gannet Co. Inc. (diversified news and information company)*; formerly, Director, Eastman Chemical Company (global chemical company)*; formerly, Director, Waste Management, Inc.*; formerly, Director, Armstrong Holdings Inc. (parent company of floor and ceiling products business)*; formerly, Director, FPL Group Inc. (public utility holding company)*; Director, URS Corporation (engineering design services firm)*.	37

Nancy Hawthorne Age: 56	Director	2003	Director, Avid Technologies (computer software company)*; formerly, Chairman of the Board of Avid Technologies; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Chief Executive Officer, Clerestory LLC (corporate financial advisor); formerly, Trustee, New England Zenith Fund (“Zenith Fund”)**; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company )*.	37

MSF-15

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
John T. Ludes Age: 71	Director	2003	President, LFP Properties (consulting firm); Formerly, Trustee, Zenith Fund**; formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	37

Officers(1)

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey P. Halperin	40	Chief Compliance Officer	2006	Vice President (since 2006), Corporate Ethics and Compliance Department, MetLife, Inc.; Chief Compliance Officer (since 2006), MetLife Advisers, MIA and MIST.

John F. Guthrie, Jr.	64	Senior Vice President	2002	Manager and Senior Vice President, MetLife Advisers; Vice President, MetLife; Vice President (since 2003), MetLife Group, Inc.; Vice President, NELICO; Vice President (since 2005), MIA; formerly, Senior Vice President, Zenith Fund**.

Alan C. Leland	55	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Treasurer (since 2005), Met Investors Advisory, LLC; Vice President (since 2004), MIA; Vice President (since 2003), MetLife Group, Inc.; Vice President, MetLife; Senior Vice President, NELICO

Peter Duffy	52	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers (since 1998); Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife Group, Inc.; formerly, Vice President and Treasurer, Zenith Fund**.

Thomas M. Lenz	49	Vice President and Secretary	2002	General Counsel and Secretary, MetLife Advisers; Assistant General Counsel, MetLife; formerly, Vice President and Secretary, Zenith Fund**.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
**	The Zenith Fund deregistered with the Securities and Exchange Commission (“SEC”) in 2004.
(†)	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the “State Street Research Funds”).
(1)	Each Director of the Fund also serves as trustee of Metropolitan Series Fund II (“Met Series Fund II”), a registered investment company advised by MetLife Advisers. Each officer of the Fund serves in the same position with Met Series Fund II, which consists of one portfolio.
(2)	Previous positions during the past five years with the Fund, MIST, MetLife, MetLife Advisers, MIA, Zenith Fund, NELICO or New England Securities Corporation are omitted if not materially different.
(3)	The Fund Complex includes the Fund (36 portfolios), Met Series Fund II (1 portfolio) and MIST (44 portfolios)

MSF-16

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Fund’s Contract Review Committees of the Board of Directors (the “Board”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (collectively, the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals at the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers, the Fund’s investment adviser, and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through the subadvisers’ responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies and the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (viii) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (ix) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (x) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xi) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee on September 12, 2007, the Board, at its November 15, 2007 meeting, approved the continuation through December 31, 2008 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio of the Fund. The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than Zenith Equity and the Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the establishment of the investment strategies of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of Subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to Zenith Equity and the Asset Allocation Portfolios, the Directors considered both the portfolio management services and the administrative services provided by MetLife Advisers. After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

MSF-17

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ recommendations regarding reductions in Fee rates, implementation of Fee breakpoints and institution of Fee waivers and expense caps.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and their affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Agreements.

MSF-18

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution, brokerage and transfer agency services to the Portfolios, and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2008.

Certain Matters Relating to Julius Baer International Stock Portfolio (formerly known as the FI International Stock Portfolio) (the “International Stock Portfolio”). At the November 15, 2007 Board meeting, the Board approved a change of subadviser for the International Stock Portfolio from Fidelity Management & Research Company (“FMR”) to Julius Baer Investment Management LLC (“Julius Baer”).

In making the determination to approve the change in subadviser for the International Stock Portfolio, the Board carefully considered those factors described above with respect to the continuation of the Continued Agreements, as relevant to both the existing Subadvisory Agreement with FMR and the proposed Subadvisory Agreement with Julius Baer. In addition to these factors, the Board also considered as relevant:

•	the experience, investment style and investment performance history of Julius Baer as portfolio manager;

•	that the form of the proposed Subadvisory Agreement with Julius Baer was substantially similar to the International Stock Portfolio’s existing Subadvisory Agreement with FMR;

•

that the subadvisory fee schedule for Julius Baer set forth in the proposed Subadvisory Agreement was lower than the fee schedule in the existing Subadvisory Agreement and that MetLife Advisers had agreed to reduce its advisory fee, through a contractual fee waiver, by an amount corresponding to such savings;

•	the expected transition costs of the change of subadviser; and

•

that the preferred date of the change of subadviser was January 7, 2008 and the desirability, in order to facilitate an orderly transition of subadvising functions, of extending the existing Subadvisory Agreement with FMR from its scheduled expiration date of December 31, 2007 until January 7, 2008.

Following such consideration, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, unanimously voted to approve the continuation of the existing Subadvisory Agreement relating to the International Stock Portfolio through January 7, 2008 and to approve the proposed Subadvisory Agreement relating to such Portfolio with Julius Baer, effective January 7, 2008 through January 6, 2010.

MSF-19

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2007 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-20

Metropolitan Series Fund, Inc. MetLife Stock Index Portfolio Annual Report	December 31, 2007

Letter from the President

February 1, 2008

Letter to Policy Holders:

2007 was a tumultuous year in the financial markets driven by concerns in the credit markets surrounding sub-prime mortgages and fears of recession in the U.S. Economy. The broad markets were mixed, with the Dow Jones Industrial Average up 8.9% and the MSCI EAFE Index, which measures the performance of international equities, up 11.2% for the year, while the Russell 2000 Index, which measures the performance of small capitalization stocks, was down 1.6%.

In the fixed income markets, credit spreads increased as a result of the pressure from sub-prime mortgage crisis and the Federal Reserve lowered interest rates by a total of 1% during the year. The Lehman Brothers Aggregate Bond Index posted a 7.0% return for the year.

On the following pages, you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth Forget

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Managed by MetLife Investment Advisors Company, LLC

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the year ended December 31, 2007, the Class A shares of the MetLife Stock Index Portfolio returned 5.2%, compared to its benchmark, the Standard & Poor’s 500 Index1, which returned 5.5%. The average return of its peer group, the Lipper Variable Insurance Products S&P 500 Index Funds Universe2, was 5.1% over the same period.

PORTFOLIO REVIEW

The S&P 500 Index had a positive annual return for the fifth consecutive year. Over the five-year period ending December 31, 2007, the S&P 500 Index returned 12.8% annualized. During the first half of 2007, the S&P 500 returned 7.0% despite mixed earnings and macroeconomic reports. However, during the second half of 2007, the S&P 500 returned -1.4%. This second half decline was largely attributable to the subprime mortgage crisis. The subprime contagion contributed to the weakening housing market, a liquidity crisis, lender bankruptcies, and large write-downs at several major financial institutions. During the first half of 2007, the Federal Reserve maintained the Fed Funds Rate at 5.25%. However, during the second half of 2007, the Federal Reserve began lowering the Fed Funds Rate, dropping the target by 100 basis points to 4.25% at year-end. The Federal Reserve lowered the Fed Funds Rate primarily due to concerns that the risk of slower economic growth outweighed the risk of inflation. The price of oil surged from $61 to $96 per barrel through December, up 57% from the beginning of the year. Increasing global demand, weakness in refinery utilization, and global geopolitical unrest contributed to supply concerns, increasing oil prices over the period. Some of the factors driving the equity markets included geopolitical concerns, energy prices, Federal Reserve interest rate policy, corporate earnings, and unemployment rates.

Eight of the ten sectors comprising the S&P 500 Index experienced positive returns for the year. The Energy sector, which had a beginning-of-year weight of 9.9%, was the best-performing sector, up 34.4%, and had the largest positive impact on the benchmark return. The next best-performing sectors were Materials (3.0% beginning weight), Utilities (3.5% beginning weight), and Information Technology (15.1% beginning weight) returning 22.5%, 19.4% and 16.3%, respectively. The two sectors with negative returns this year were Financials (the largest sector with a beginning weight of 22.2%) and Consumer Discretionary (10.6% beginning weight), down 18.6% and 13.3%, respectively.

The stocks with the largest positive impact on the benchmark return for the year were Apple, up 133.5%; Google, up 50.2%; and Exxon Mobil, up 24.3%. The best performing stock on an absolute basis was National-Oilwell Varco, up 140.1%, but the impact was small due to its small size. The stocks with the largest negative impact were Citigroup, down 44.7%; Merrill Lynch, down 41.3%; and Bank of America, down 18.9%. The worst performing stock was E*Trade Financial, down 84.2%. There were forty-one additions and forty-one deletions to the benchmark in 2007, compared to thirty-three additions and thirty-three deletions in 2006.

* The views expressed above are those of the subadvisory firm as of December 31, 2007 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

1 The Standard & Poor’s (S&P) 500® Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange.

2 The Lipper Variable Insurance Products Fund Average is an average of the total return performance (calculated on the basis of net asset value) of variable product funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-2

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

A $10,000 INVESTMENT COMPARED TO

THE S&P 500 INDEX

Average Annual Returns as of December 31, 2007

	MetLife Stock Index Portfolio			S&P 500 Index
	Class A	Class B	Class E
1 Year	5.2%	5.0%	5.1%	5.5%
5 Year	12.5	12.2	12.3	12.8
10 Year	5.6	—	—	5.9
Since Inception	—	3.2	3.6	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 5/1/90, 1/2/01 and 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of December 31, 2007

Top Holdings

% of Total Net Assets
Exxon Mobil Corp.	3.9%
General Electric Co.	2.9%
Microsoft Corp.	2.2%
AT&T, Inc.	1.9%
Procter & Gamble Co.	1.8%
Chevron Corp.	1.5%
Johnson & Johnson	1.5%
Bank of America Corp.	1.4%
Apple, Inc.	1.3%
Cisco Systems, Inc.	1.3%

Top Sectors

% of Equity Market Value
Financials	17.6%
Information Technology	16.8%
Energy	12.9%
Health Care	12.0%
Industrials	11.5%
Consumer Staples	10.2%
Consumer Discretionary	8.5%
Telecomm Services	3.6%
Utilities	3.6%
Materials	3.3%

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2007 through December 31, 2007.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period* July 1, 2007 to December 31, 2007
MetLife Stock Index—Class A(a)	Actual	0.28%	$1,000.00	$985.10	$1.40
	Hypothetical	0.28%	$1,000.00	$1,023.78	$1.43

MetLife Stock Index—Class B(a)	Actual	0.53%	$1,000.00	$984.20	$2.65
	Hypothetical	0.53%	$1,000.00	$1,022.50	$2.70

MetLife Stock Index—Class E(a)	Actual	0.43%	$1,000.00	$984.20	$2.15
	Hypothetical	0.43%	$1,000.00	$1,023.02	$2.19

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 4 to the Financial Statements.

MSF-4

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2007

Common Stock—99.6% of Total Net Assets

Security Description	Shares	Value*

Aerospace & Defense—2.8%
Boeing Co.	365,531	$31,969,341
General Dynamics Corp.	189,763	16,887,009
Goodrich Corp.	58,914	4,159,917
Honeywell International, Inc.	352,187	21,684,154
L-3 Communications Holdings, Inc.	59,315	6,283,831
Lockheed Martin Corp.	163,672	17,228,115
Northrop Grumman Corp.	159,576	12,549,057
Precision Castparts Corp.	65,142	9,035,195
Raytheon Co.	202,467	12,289,747
Rockwell Collins, Inc.	76,834	5,529,743
United Technologies Corp.	466,194	35,682,489

		173,298,598

Air Freight & Logistics—0.9%
C. H. Robinson Worldwide, Inc.	80,057	4,332,685
Expeditors International of Washington, Inc.	100,506	4,490,608
FedEx Corp.	145,854	13,005,801
United Parcel Service, Inc. (Class B)	495,592	35,048,266

		56,877,360

Airlines—0.1%
Southwest Airlines Co.	346,182	4,223,420

Auto Components—0.2%
Johnson Controls, Inc.	280,051	10,093,038
The Goodyear Tire & Rubber Co. (a)	113,111	3,191,992

		13,285,030

Automobiles—0.3%
Ford Motor Co. (a) (b)	995,202	6,697,709
General Motors Corp. (a)	266,930	6,643,888
Harley-Davidson, Inc. (a)	113,877	5,319,195

		18,660,792

Beverages—2.4%
Anheuser-Busch Cos., Inc.	346,088	18,114,246
Brown-Forman Corp. (Class B)	40,747	3,019,760
Coca-Cola Enterprises, Inc.	134,970	3,513,269
Constellation Brands, Inc. (a) (b)	91,437	2,161,571
Molson Coors Brewing Co.	64,452	3,327,012
Pepsi Bottling Group, Inc.	65,406	2,580,921
PepsiCo, Inc.	759,158	57,620,092
The Coca-Cola Co.	937,304	57,522,347

		147,859,218

Biotechnology—1.1%
Amgen, Inc. (b)	512,947	23,821,259
Biogen Idec, Inc. (b)	138,357	7,875,280
Celgene Corp. (b)	181,977	8,409,157
Genzyme Corp. (b)	125,438	9,337,605
Gilead Sciences, Inc. (b)	438,965	20,196,780

		69,640,081

Security Description	Shares	Value*

Building Products—0.1%
Masco Corp.	173,931	$3,758,649
Trane, Inc.	80,839	3,775,990

		7,534,639

Capital Markets—3.3%
American Capital Strategies, Ltd. (a)	90,421	2,980,276
Ameriprise Financial, Inc.	109,366	6,027,160
E*TRADE Financial Corp. (a) (b)	199,848	709,460
Federated Investors, Inc. (Class B)	40,781	1,678,546
Franklin Resources, Inc.	76,265	8,727,004
Janus Capital Group, Inc. (a)	72,355	2,376,862
Legg Mason, Inc.	63,327	4,632,370
Lehman Brothers Holdings, Inc.	249,974	16,358,299
Merrill Lynch & Co., Inc.	403,716	21,671,475
Morgan Stanley	500,490	26,581,024
Northern Trust Corp.	90,243	6,910,809
State Street Corp.	182,140	14,789,768
T. Rowe Price Group, Inc.	124,532	7,581,508
The Bank of New York Mellon Corp.	537,018	26,184,998
The Bear Stearns Co., Inc. (a)	54,453	4,805,477
The Charles Schwab Corp.	441,769	11,287,198
The Goldman Sachs Group, Inc.	187,549	40,332,412

		203,634,646

Chemicals—1.8%
Air Products & Chemicals, Inc.	101,580	10,018,835
Ashland, Inc.	26,418	1,253,006
E. I. du Pont de Nemours & Co.	424,003	18,694,292
Eastman Chemical Co.	38,214	2,334,493
Ecolab, Inc.	82,378	4,218,577
Hercules, Inc.	54,533	1,055,214
International Flavors & Fragrances, Inc.	38,358	1,846,171
Monsanto Co.	257,884	28,803,064
PPG Industries, Inc.	77,224	5,423,442
Praxair, Inc.	148,988	13,216,725
Rohm & Haas Co. (a)	59,099	3,136,384
Sigma-Aldrich Corp.	61,320	3,348,072
The Dow Chemical Co.	445,391	17,557,313

		110,905,588

Commercial Banks—3.0%
BB&T Corp. (a)	259,131	7,947,548
Comerica, Inc.	71,222	3,100,294
Commerce Bancorp, Inc.	91,884	3,504,456
Fifth Third Bancorp	251,205	6,312,782
First Horizon National Corp. (a)	59,606	1,081,849
Huntington Bancshares, Inc. (a)	172,562	2,547,015
KeyCorp.	183,348	4,299,511
M&T Bank Corp.	35,242	2,874,690
Marshall & Ilsley Corp. (a)	121,349	3,213,322
National City Corp. (a)	298,816	4,918,511
PNC Financial Services Group, Inc.	164,859	10,822,993
Regions Financial Corp. (a)	327,816	7,752,848
SunTrust Banks, Inc.	164,711	10,292,790
U.S. Bancorp	814,317	25,846,422

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2007

Common Stock—(Continued)

Security Description	Shares	Value*

Commercial Banks—(Continued)
Wachovia Corp.	931,642	$35,430,345
Wells Fargo & Co.	1,591,402	48,044,426
Zions Bancorp	50,950	2,378,855

		180,368,657

Commercial Services & Supplies—0.5%
Allied Waste Industries, Inc. (b)	136,549	1,504,770
Avery Dennison Corp.	50,218	2,668,584
Cintas Corp.	63,684	2,141,056
Equifax, Inc. (a)	62,177	2,260,756
Monster Worldwide, Inc. (b)	60,329	1,954,660
Pitney Bowes, Inc.	102,287	3,890,997
R.R. Donnelley & Sons Co.	101,208	3,819,590
Robert Half International, Inc.	75,959	2,053,931
Waste Management, Inc.	239,743	7,832,404

		28,126,748

Communications Equipment—2.5%
Ciena Corp. (a) (b)	40,542	1,382,888
Cisco Systems, Inc. (b)	2,861,265	77,454,443
Corning, Inc. (b)	743,185	17,829,008
JDS Uniphase Corp. (a) (b)	103,505	1,376,616
Juniper Networks, Inc. (b)	245,993	8,166,968
Motorola, Inc.	1,077,317	17,280,165
QUALCOMM, Inc.	771,790	30,369,936
Tellabs, Inc. (a) (b)	207,116	1,354,539

		155,214,563

Computers & Peripherals—4.5%
Apple, Inc. (b)	412,917	81,790,599
Dell, Inc. (b)	1,056,880	25,904,129
EMC Corp. (b)	989,552	18,336,399
Hewlett-Packard Co.	1,215,850	61,376,108
International Business Machines Corp.	649,863	70,250,190
Lexmark International, Inc. (Class A) (a) (b)	44,672	1,557,266
Network Appliance, Inc. (b)	162,325	4,051,632
QLogic Corp. (b)	64,556	916,695
SanDisk Corp. (a) (b)	107,628	3,570,021
Sun Microsystems, Inc. (b)	390,770	7,084,660
Teradata Corp. (b)	85,362	2,339,772

		277,177,471

Construction & Engineering—0.2%
Fluor Corp.	41,703	6,076,961
Jacobs Engineering Group, Inc.	56,983	5,448,145

		11,525,106

Construction Materials—0.1%
Vulcan Materials Co. (a)	51,027	4,035,725

Consumer Finance—0.8%
American Express Co.	551,517	28,689,914
Capital One Financial Corp.	184,307	8,710,349
Discover Financial Services	225,221	3,396,333

Security Description	Shares	Value*

Consumer Finance—(Continued)
SLM Corp.	243,248	$4,899,015

		45,695,611

Containers & Packaging—0.1%
Ball Corp.	47,397	2,132,865
Bemis Co., Inc. (a)	47,405	1,297,949
Pactiv Corp. (b)	61,537	1,638,730
Sealed Air Corp.	76,176	1,762,713

		6,832,257

Distributors—0.1%
Genuine Parts Co.	79,184	3,666,219

Diversified Consumer Services—0.1%
Apollo Group, Inc. (Class A) (b)	64,501	4,524,745
H&R Block, Inc.	153,290	2,846,595

		7,371,340

Diversified Financial Services—4.4%
Bank of America Corp.	2,093,172	86,364,277
CIT Group, Inc.	89,431	2,149,027
Citigroup, Inc.	2,354,439	69,314,684
CME Group, Inc.	25,829	17,718,694
IntercontinentalExchange, Inc. (b)	32,807	6,315,347
JPMorgan Chase & Co.	1,584,172	69,149,108
Leucadia National Corp. (a)	79,748	3,756,131
Moody’s Corp. (a)	101,148	3,610,984
NYSE Euronext	124,978	10,969,319

		269,347,571

Diversified Telecommunication Services—3.2%
AT&T, Inc.	2,860,224	118,870,909
CenturyTel, Inc.	52,058	2,158,325
Citizens Communications Co. (a)	154,583	1,967,842
Embarq Corp.	72,067	3,569,479
Qwest Communications International, Inc. (a)	740,538	5,191,171
Verizon Communications, Inc.	1,363,118	59,554,625
Windstream Corp.	225,011	2,929,643

		194,241,994

Electric Utilities—1.9%
Allegheny Energy, Inc. (b)	78,400	4,987,024
American Electric Power Co., Inc.	188,648	8,783,451
Edison International	153,657	8,200,674
Entergy Corp.	91,671	10,956,518
Exelon Corp.	311,250	25,410,450
FirstEnergy Corp.	143,765	10,399,960
FPL Group, Inc.	191,984	13,012,676
Pepco Holdings, Inc.	94,449	2,770,189
Pinnacle West Capital Corp.	47,343	2,007,817
PPL Corp.	175,533	9,143,514
Progress Energy, Inc.	122,243	5,920,228
The Southern Co.	358,181	13,879,514

		115,472,015

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2007

Common Stock—(Continued)

Security Description	Shares	Value*

Electrical Equipment—0.5%
Cooper Industries, Ltd. (Class A)	84,924	$4,490,781
Emerson Electric Co.	371,268	21,036,045
Rockwell Automation, Inc.	70,377	4,853,198

		30,380,024

Electronic Equipment & Instruments—0.3%
Agilent Technologies, Inc. (b)	182,301	6,697,738
Jabil Circuit, Inc.	98,129	1,498,430
Molex, Inc.	66,763	1,822,630
Tyco Electronics, Ltd.	234,483	8,706,354

		18,725,152

Energy Equipment & Services—2.5%
Baker Hughes, Inc.	150,061	12,169,947
BJ Services Co.	138,100	3,350,306
ENSCO International, Inc. (a)	68,322	4,073,358
Halliburton Co.	415,564	15,754,031
Nabors Industries, Ltd. (b)	133,570	3,658,483
National Oilwell Varco, Inc. (b)	168,207	12,356,486
Noble Corp.	126,414	7,143,655
Rowan Cos., Inc. (a) (b)	52,483	2,070,979
Schlumberger, Ltd.	563,988	55,479,500
Smith International, Inc. (b)	94,472	6,976,757
Transocean, Inc.	149,974	21,468,717
Weatherford International, Ltd. (b)	159,067	10,911,996

		155,414,215

Food & Staples Retailing—2.4%
Costco Wholesale Corp.	204,720	14,281,267
CVS Caremark Corp.	696,522	27,686,749
Safeway, Inc.	208,642	7,137,643
Supervalu, Inc.	99,701	3,740,782
Sysco Corp.	286,816	8,951,527
The Kroger Co.	321,249	8,580,561
Wal-Mart Stores, Inc.	1,114,347	52,964,913
Walgreen Co.	467,660	17,808,493
Whole Foods Market, Inc. (a)	65,721	2,681,417

		143,833,352

Food Products—1.5%
Archer-Daniels-Midland Co.	303,196	14,077,390
Campbell Soup Co.	104,928	3,749,077
ConAgra Foods, Inc.	229,796	5,466,847
Dean Foods Co. (a) (b)	62,067	1,605,053
General Mills, Inc.	159,239	9,076,623
H.J. Heinz Co.	149,463	6,976,933
Hershey Co. (a)	79,239	3,122,017
Kellogg Co.	124,468	6,525,857
Kraft Foods, Inc. (Class A)	729,678	23,809,393
McCormick & Co., Inc.	60,247	2,283,964
Sara Lee Corp.	341,538	5,485,100
Tyson Foods, Inc. (Class A)	129,142	1,979,747
Wm. Wrigley Jr., Co.	102,735	6,015,134

		90,173,135

Security Description	Shares	Value*

Gas Utilities—0.1%
Nicor, Inc. (a)	21,281	$901,250
Questar Corp.	81,469	4,407,473

		5,308,723

Health Care Equipment & Supplies—1.8%
Applera Corp.—Applied Biosystems Group	79,318	2,690,467
Baxter International, Inc.	299,038	17,359,156
Becton, Dickinson & Co.	115,027	9,613,957
Boston Scientific Corp. (b)	632,767	7,359,080
C.R. Bard, Inc.	48,056	4,555,709
Covidien, Ltd.	234,812	10,399,823
Hospira, Inc. (b)	74,306	3,168,408
Medtronic, Inc. (a)	533,234	26,805,673
St. Jude Medical, Inc. (b)	161,459	6,561,694
Stryker Corp.	112,282	8,389,711
Varian Medical Systems, Inc. (b)	59,007	3,077,805
Zimmer Holdings, Inc. (b)	110,700	7,322,805

		107,304,288

Health Care Providers & Services—2.4%
Aetna, Inc.	235,996	13,624,049
AmerisourceBergen Corp.	79,213	3,554,287
Cardinal Health, Inc.	170,518	9,847,415
CIGNA Corp.	131,657	7,073,931
Coventry Health Care, Inc. (b)	73,044	4,327,857
Express Scripts, Inc. (b)	118,868	8,677,364
Humana, Inc. (b)	79,907	6,017,796
Laboratory Corp. of America Holdings (b)	54,330	4,103,545
McKesson Corp.	136,479	8,940,739
Medco Health Solutions, Inc. (b)	126,139	12,790,495
Patterson Cos., Inc. (b)	65,942	2,238,731
Quest Diagnostics, Inc. (a)	73,958	3,912,378
Tenet Healthcare Corp. (a) (b)	223,591	1,135,842
UnitedHealth Group, Inc.	609,402	35,467,197
WellPoint, Inc. (b)	269,447	23,638,585

		145,350,211

Health Care Technology—0.0%
IMS Health, Inc.	91,489	2,107,907

Hotels, Restaurants & Leisure—1.4%
Carnival Corp.	206,000	9,164,940
Darden Restaurants, Inc.	66,919	1,854,325
Harrah’s Entertainment, Inc.	88,465	7,851,269
International Game Technology	148,747	6,534,456
Marriott International, Inc.	147,425	5,038,986
McDonald’s Corp.	557,805	32,860,292
Starbucks Corp. (b)	344,466	7,051,219
Starwood Hotels & Resorts Worldwide, Inc. (b)	93,919	4,135,254
Wendy’s International, Inc.	41,216	1,065,021
Wyndham Worldwide Corp.	83,910	1,976,920
Yum! Brands, Inc.	239,866	9,179,672

		86,712,354

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2007

Common Stock—(Continued)

Security Description	Shares	Value*

Household Durables—0.4%
Black & Decker Corp. (a)	29,493	$2,054,188
Centex Corp. (a)	57,330	1,448,156
D.R. Horton, Inc. (a)	130,726	1,721,661
Fortune Brands, Inc.	72,042	5,212,959
Harman International Industries, Inc.	28,521	2,102,283
KB Home (a)	36,326	784,642
Leggett & Platt, Inc. (a)	80,226	1,399,141
Lennar Corp. (Class A) (a)	65,732	1,175,946
Newell Rubbermaid, Inc.	131,721	3,408,940
Pulte Homes, Inc. (a)	100,219	1,056,308
Snap-On, Inc.	27,171	1,310,729
The Stanley Works (a)	38,757	1,878,939
Whirlpool Corp. (a)	36,453	2,975,658

		26,529,550

Household Products—2.4%
Colgate-Palmolive Co.	240,411	18,742,441
Kimberly-Clark Corp.	199,546	13,836,520
Procter & Gamble Co.	1,464,662	107,535,484
The Clorox Co.	65,321	4,256,970

		144,371,415

Independent Power Producers & Energy Traders—0.3%
Constellation Energy Group	85,199	8,735,454
Dynegy, Inc. (b)	233,810	1,669,403
The AES Corp. (b)	315,630	6,751,326

		17,156,183

Industrial Conglomerates—3.7%
3M Co.	336,369	28,362,634
General Electric Co.	4,766,228	176,684,072
Textron, Inc.	117,550	8,381,315
Tyco International, Ltd.	233,362	9,252,803

		222,680,824

Insurance—4.3%
ACE, Ltd.	155,437	9,602,898
Aflac, Inc.	230,060	14,408,658
AMBAC Financial Group, Inc. (a)	47,892	1,234,177
American International Group, Inc.	1,196,125	69,734,087
Aon Corp.	138,471	6,603,682
Assurant, Inc. (a)	45,042	3,013,310
Cincinnati Financial Corp.	78,287	3,095,468
Genworth Financial, Inc. (Class A)	206,870	5,264,842
Lincoln National Corp.	126,971	7,392,252
Loews Corp.	207,306	10,435,784
Marsh & McLennan Cos., Inc.	245,309	6,493,329
MBIA, Inc. (a)	59,226	1,103,380
MetLife, Inc. (c)	349,275	21,522,325
Principal Financial Group, Inc.	123,372	8,492,928
Prudential Financial, Inc.	214,113	19,921,074
SAFECO Corp.	44,591	2,482,827
The Allstate Corp.	269,158	14,058,122
The Chubb Corp.	180,997	9,878,816
The Hartford Financial Services Group, Inc.	148,014	12,905,341

Security Description	Shares	Value*

Insurance—(Continued)
The Progressive Corp.	329,233	$6,308,104
The Travelers Cos., Inc.	304,167	16,364,185
Torchmark Corp.	43,473	2,631,421
UnumProvident Corp.	170,172	4,048,392
XL Capital, Ltd. (Class A)	84,066	4,229,360

		261,224,762

Internet & Catalog Retail—0.3%
Amazon.com, Inc. (a) (b)	144,895	13,423,073
Expedia, Inc. (a) (b)	97,947	3,097,084
IAC/InterActiveCorp (b)	86,948	2,340,640

		18,860,797

Internet Software & Services—1.9%
Akamai Technologies, Inc. (a) (b)	78,365	2,711,429
eBay, Inc. (b)	536,208	17,796,744
Google, Inc. (Class A) (b)	109,180	75,495,786
VeriSign, Inc. (a) (b)	104,204	3,919,112
Yahoo!, Inc. (b)	630,285	14,660,429

		114,583,500

IT Services—0.9%
Affiliated Computer Services, Inc. (Class A) (b)	47,392	2,137,379
Automatic Data Processing, Inc.	248,158	11,050,476
Cognizant Technology Solutions Corp. (Class A) (b)	136,938	4,647,676
Computer Sciences Corp. (a) (b)	82,057	4,059,360
Convergys Corp. (b)	61,422	1,011,006
Electronic Data Systems Corp.	241,509	5,006,481
Fidelity National Information Services, Inc.	80,499	3,347,953
Fiserv, Inc. (b)	77,645	4,308,521
Paychex, Inc.	157,282	5,696,754
The Western Union Co.	354,142	8,598,568
Total Systems Services, Inc.	93,338	2,613,464
Unisys Corp. (a) (b)	164,005	775,744

		53,253,382

Leisure Equipment & Products—0.1%
Brunswick Corp. (a)	41,471	707,081
Eastman Kodak Co. (a)	135,813	2,970,230
Hasbro, Inc.	69,361	1,774,255
Mattel, Inc.	173,009	3,294,091

		8,745,657

Life Sciences Tools & Services—0.3%
Millipore Corp. (a) (b)	25,739	1,883,580
PerkinElmer, Inc.	55,903	1,454,596
Thermo Fisher Scientific, Inc. (b)	198,988	11,477,628
Waters Corp. (b)	47,362	3,744,913

		18,560,717

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2007

Common Stock—(Continued)

Security Description	Shares	Value*

Machinery—1.9%
Caterpillar, Inc.	299,928	$21,762,776
Cummins, Inc.	48,165	6,134,776
Danaher Corp.	119,398	10,475,980
Deere & Co.	209,282	19,488,340
Dover Corp.	93,717	4,319,417
Eaton Corp.	69,092	6,698,469
Illinois Tool Works, Inc.	194,968	10,438,587
Ingersoll-Rand Co., Ltd. (Class A)	128,481	5,970,512
ITT Industries, Inc.	85,508	5,646,948
Paccar, Inc. (a)	173,706	9,463,503
Pall Corp.	57,819	2,331,262
Parker-Hannifin Corp.	79,335	5,974,719
Terex Corp.	48,388	3,172,801
The Manitowoc Co., Inc.	61,228	2,989,763

		114,867,853

Media—2.8%
CBS Corp. (Class B)	323,075	8,803,794
Clear Channel Communications, Inc.	234,826	8,106,193
Comcast Corp. (Class A) (b)	1,449,350	26,465,131
E.W. Scripps Co. (Class A) (a)	42,252	1,901,763
Gannett Co., Inc.	109,481	4,269,759
Interpublic Group of Cos., Inc. (a)	222,309	1,802,926
Meredith Corp.	17,901	984,197
News Corp. (Class A)	1,090,957	22,353,709
Omnicom Group, Inc.	154,170	7,327,700
The DIRECTV Group, Inc. (b)	338,574	7,827,831
The McGraw-Hill Cos., Inc.	155,161	6,797,603
The New York Times Co. (Class A) (a)	67,842	1,189,270
The Walt Disney Co.	897,710	28,978,079
The Washington Post Co. (Class B)	2,735	2,164,561
Time Warner, Inc.	1,704,693	28,144,481
Viacom, Inc. (Class B) (b)	309,492	13,592,889

		170,709,886

Metals & Mining—1.0%
Alcoa, Inc.	399,998	14,619,927
Allegheny Technologies, Inc.	48,227	4,166,813
Freeport-McMoRan Copper & Gold, Inc.	180,120	18,451,493
Newmont Mining Corp.	213,097	10,405,527
Nucor Corp.	135,790	8,041,484
Titanium Metals Corp. (a)	41,305	1,092,517
United States Steel Corp.	55,706	6,735,412

		63,513,173

Multi-Utilities—1.3%
Ameren Corp.	98,100	5,318,001
CenterPoint Energy, Inc.	151,507	2,595,315
CMS Energy Corp. (a)	106,156	1,844,991
Consolidated Edison, Inc. (a)	128,051	6,255,291
Dominion Resources, Inc.	275,816	13,087,469
DTE Energy Co.	77,210	3,394,152
Duke Energy Holding Corp.	594,714	11,995,382
Integrys Energy Group, Inc.	35,967	1,859,134
NiSource, Inc.	129,303	2,442,534
PG&E Corp.	166,976	7,194,996

Security Description	Shares	Value*

Multi-Utilities—(Continued)
Public Service Enterprise Group, Inc.	119,938	$11,782,709
Sempra Energy	123,285	7,628,876
TECO Energy, Inc.	99,358	1,709,951
Xcel Energy, Inc. (a)	198,044	4,469,853

		81,578,654

Multiline Retail—0.7%
Big Lots, Inc. (a) (b)	42,637	681,766
Dillard’s, Inc. (Class A) (a)	26,941	505,952
Family Dollar Stores, Inc. (a)	66,249	1,273,968
J.C. Penney Co., Inc.	104,564	4,599,770
Kohl’s Corp. (b)	147,931	6,775,240
Macy’s, Inc.	204,203	5,282,732
Nordstrom, Inc. (a)	88,658	3,256,408
Sears Holdings Corp. (a) (b)	34,403	3,510,826
Target Corp.	391,838	19,591,900

		45,478,562

Mutual Funds—0.2%
SPDR Trust	94,500	13,816,845

Office Electronics—0.1%
Xerox Corp.	435,972	7,058,387

Oil, Gas & Consumable Fuels—10.2%
Anadarko Petroleum Corp.	219,941	14,447,924
Apache Corp.	156,180	16,795,597
Chesapeake Energy Corp. (a)	214,215	8,397,228
Chevron Corp.	995,786	92,936,708
ConocoPhillips	754,373	66,611,136
Consol Energy, Inc.	85,573	6,120,181
Devon Energy Corp.	209,849	18,657,675
El Paso Corp.	330,358	5,695,372
EOG Resources, Inc.	116,013	10,354,160
Exxon Mobil Corp.	2,576,722	241,413,085
Hess Corp.	131,071	13,219,821
Marathon Oil Corp.	334,978	20,386,761
Murphy Oil Corp.	88,723	7,527,260
Noble Energy, Inc.	80,959	6,437,860
Occidental Petroleum Corp.	390,777	30,085,921
Peabody Energy Corp.	124,883	7,697,788
Range Resources Corp.	70,362	3,613,792
Spectra Energy Corp.	298,200	7,699,524
Sunoco, Inc.	55,453	4,017,015
Tesoro Corp.	64,603	3,081,563
The Williams Cos., Inc.	279,915	10,015,359
Valero Energy Corp.	259,593	18,179,298
XTO Energy, Inc.	228,048	11,712,545

		625,103,573

Paper & Forest Products—0.3%
International Paper Co. (a)	201,915	6,538,008
MeadWestvaco Corp. (a)	87,128	2,727,106
Weyerhaeuser Co.	98,819	7,286,913

		16,552,027

*See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2007

Common Stock—(Continued)

Security Description	Shares	Value*

Personal Products—0.2%
Avon Products, Inc.	202,352	$7,998,975
The Estee Lauder Cos., Inc. (Class A)	53,702	2,341,944

		10,340,919

Pharmaceuticals—6.3%
Abbott Laboratories	728,772	40,920,548
Allergan, Inc.	144,772	9,300,153
Barr Pharmaceuticals, Inc. (b)	50,817	2,698,383
Bristol-Myers Squibb Co.	933,093	24,745,626
Eli Lilly & Co.	465,413	24,848,400
Forest Laboratories, Inc. (b)	147,076	5,360,920
Johnson & Johnson	1,349,641	90,021,054
King Pharmaceuticals, Inc. (b)	115,278	1,180,447
Merck & Co., Inc.	1,026,499	59,649,857
Mylan Laboratories, Inc. (a)	142,612	2,005,125
Pfizer, Inc.	3,221,030	73,214,012
Schering-Plough Corp.	763,883	20,349,843
Watson Pharmaceuticals, Inc. (b)	48,872	1,326,386
Wyeth	631,557	27,908,504

		383,529,258

Real Estate Investment Trusts—1.0%
Apartment Investment & Management Co. (Class A) (a)	45,078	1,565,559
AvalonBay Communities, Inc.	37,141	3,496,454
Boston Properties, Inc.	56,247	5,164,037
Developers Diversified Realty Corp.	57,942	2,218,599
Equity Residential	127,836	4,662,179
General Growth Properties, Inc.	114,985	4,735,082
Host Hotels & Resorts, Inc.	246,369	4,198,128
Kimco Realty Corp. (a)	119,181	4,338,188
Plum Creek Timber Co., Inc.	81,248	3,740,658
ProLogis	121,454	7,697,755
Public Storage, Inc. (a)	58,720	4,310,635
Simon Property Group, Inc.	105,173	9,135,327
Vornado Realty Trust	63,193	5,557,824

		60,820,425

Real Estate Management & Development—0.0%
CB Richard Ellis Group, Inc. (a) (b)	93,339	2,011,455

Road & Rail—0.8%
Burlington Northern Santa Fe Corp.	140,558	11,698,642
CSX Corp.	198,278	8,720,267
Norfolk Southern Corp.	182,628	9,211,756
Ryder System, Inc.	27,367	1,286,523
Union Pacific Corp.	123,857	15,558,916

		46,476,104

Semiconductors & Semiconductor Equipment—2.7%
Advanced Micro Devices, Inc. (a) (b)	284,686	2,135,145
Altera Corp. (b)	158,399	3,060,269
Analog Devices, Inc.	143,066	4,535,192
Applied Materials, Inc.	649,933	11,542,810
Broadcom Corp. (b)	221,892	5,800,257

Security Description	Shares	Value*

Semiconductors & Semiconductor Equipment—(Continued)
Intel Corp.	2,757,526	$73,515,643
KLA-Tencor Corp. (a)	85,903	4,137,089
Linear Technology Corp. (a)	105,395	3,354,723
LSI Logic Corp. (a) (b)	332,923	1,767,821
MEMC Electronic Materials, Inc. (b)	108,053	9,561,610
Microchip Technology, Inc. (a)	101,039	3,174,646
Micron Technology, Inc. (a) (b)	358,621	2,600,002
National Semiconductor Corp.	110,813	2,508,806
Novellus Systems, Inc. (a) (b)	54,775	1,510,147
NVIDIA Corp. (b)	262,014	8,913,716
Teradyne, Inc. (b)	81,891	846,753
Texas Instruments, Inc.	659,413	22,024,394
Xilinx, Inc.	138,652	3,032,319

		164,021,342

Software—3.7%
Adobe Systems, Inc. (b)	270,606	11,562,994
Autodesk, Inc.	108,896	5,418,665
BMC Software, Inc. (b)	92,346	3,291,211
CA, Inc. (a)	184,807	4,610,935
Citrix Systems, Inc. (b)	89,467	3,400,641
Compuware Corp. (b)	134,977	1,198,596
Electronic Arts, Inc. (b)	148,546	8,676,572
Intuit, Inc. (b)	156,914	4,960,051
Microsoft Corp.	3,794,453	135,082,527
Novell, Inc. (b)	164,995	1,133,516
Oracle Corp. (b)	1,859,766	41,993,516
Symantec Corp. (b)	409,020	6,601,583

		227,930,807

Specialty Retail—1.5%
Abercrombie & Fitch Co. (Class A)	40,631	3,249,261
AutoNation, Inc. (a) (b)	65,069	1,018,981
AutoZone, Inc. (b)	20,818	2,496,286
Bed Bath & Beyond, Inc. (a) (b)	124,893	3,670,605
Best Buy Co., Inc. (a)	165,505	8,713,838
Circuit City Stores, Inc. (a)	79,495	333,879
GameStop Corp. (Class A) (b)	75,006	4,658,623
Limited Brands, Inc.	146,561	2,774,400
Lowe’s Cos., Inc.	689,783	15,602,891
Office Depot, Inc. (b)	128,716	1,790,440
OfficeMax, Inc.	35,558	734,628
RadioShack Corp. (a)	61,822	1,042,319
Staples, Inc.	333,479	7,693,360
The Gap, Inc.	219,652	4,674,195
The Home Depot, Inc.	795,903	21,441,627
The Sherwin-Williams Co. (a)	49,171	2,853,885
Tiffany & Co.	63,971	2,944,585
TJX Cos., Inc.	206,103	5,921,339

		91,615,142

Textiles, Apparel & Luxury Goods—0.4%
Coach, Inc. (b)	173,618	5,309,238
Jones Apparel Group, Inc. (a)	40,209	642,942
Liz Claiborne, Inc. (a)	46,917	954,761

*See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2007

Common Stock—(Continued)

Security Description	Shares	Value*

Textiles, Apparel & Luxury Goods—(Continued)
Nike, Inc.	181,114	$11,634,763
Polo Ralph Lauren Corp.	27,772	1,716,032
VF Corp.	41,519	2,850,695

		23,108,431

Thrifts & Mortgage Finance—0.7%
Countrywide Financial Corp. (a)	272,922	2,439,923
Federal Home Loan Mortgage Corp.	311,998	10,629,772
Federal National Mortgage Association	461,317	18,443,454
Hudson City Bancorp, Inc. (a)	245,439	3,686,494
MGIC Investment Corp. (a)	38,574	865,215
Sovereign Bancorp, Inc.	169,979	1,937,760
Washington Mutual, Inc. (a)	409,701	5,576,030

		43,578,648

Tobacco—1.4%
Altria Group, Inc.	993,370	75,078,905
Reynolds American, Inc. (a)	80,693	5,322,510
UST, Inc. (a)	73,878	4,048,514

		84,449,929

Trading Companies & Distributors—0.1%
W.W. Grainger, Inc. (a)	31,767	2,780,248

Wireless Telecommunication Services—0.4%
American Tower Corp. (Class A) (b)	190,881	8,131,531
Sprint Nextel Corp. (a)	1,341,317	17,611,492

		25,743,023

Total Common Stock (Identified Cost $4,751,493,866)		6,081,355,488

Short Term Investments—3.5%
Security Description	Face Amount/Shares	Value*

Discount Notes—0.4%
Federal Home Loan Bank 4.15%, 01/14/08	$25,200,000	$25,170,425

Mutual Funds—3.1%
State Street Navigator Securities Lending Prime Portfolio (d)	188,534,748	188,534,748

Total Short Term Investments (Identified Cost $213,705,173)		213,705,173

Total Investments—103.1% (Identified Cost $4,965,199,039) (e)		6,295,060,661
Liabilities in excess of other assets		(188,846,332)

Total Net Assets—100%		$6,106,214,329

(a)	A portion or all of the security was held on loan. As of December 31, 2007, the market value of securities loaned was $207,060,986 and the collateral received consisted of cash in the amount of $188,534,748 and non cash collateral with a value of $24,433,751. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian.
(b)	Non-Income Producing.
(c)	Affiliated Issuer. See below.
(d)	Represents investment of cash collateral received from securities lending transactions.
(e)	The aggregate cost of investments for federal income tax purposes as of December 31, 2007 was $4,987,627,880 and the composition of unrealized appreciation and depreciation of investment securities was $1,728,369,108 and $(420,936,327), respectively.

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Contract Amount	Valuation as of 12/31/2007	Net Unrealized Depreciation
S&P 500 Index Futures	3/19/2008	38	$14,525,690	$14,033,400	($492,290)

Affliliated Issuer

Security Description	Number of Shares Held at 12/31/2006	Shares Purchased Since 12/31/2006	Shares Sold Since 12/31/2006	Number of Shares Held on 12/31/2007	Realized Gain on Shares Sold	Income For Year Ended 12/31/2007
MetLife, Inc.	320,806	45,946	(17,477)	349,275	$569,551	$250,706

*See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Statement of Assets & Liabilities

December 31, 2007

Assets
Investments at value (a) (b)		$6,295,060,661
Cash		115,054
Receivable for:
Securities sold		5,234,142
Fund shares sold		2,329,250
Accrued interest and dividends		8,932,800

Total Assets		6,311,671,907
Liabilities
Payable for:
Securities purchased	$12,166,020
Fund shares redeemed	3,058,929
Futures variation margin	78,850
Collateral for securities loaned	188,534,748
Accrued expenses:
Management fees	1,271,051
Service and distribution fees	269,265
Other expenses	78,715

Total Liabilities		205,457,578

Net Assets		$6,106,214,329

Net assets consists of:
Capital paid in		$4,492,369,532
Undistributed net investment income		95,281,650
Accumulated net realized gains		189,193,815
Unrealized appreciation on investments and futures contracts		1,329,369,332

Net Assets		$6,106,214,329

Computation of offering price:
Class A
Net asset value and redemption price per share ($4,733,145,211 divided by 127,921,688 shares outstanding)		$37.00

Class B
Net asset value and redemption price per share ($1,092,993,291 divided by 30,306,108 shares outstanding)		$36.07

Class E
Net asset value and redemption price per share ($280,075,827 divided by 7,608,261 shares outstanding)		$36.81

(a) Identified cost of investments		$4,965,199,039

(b)	Includes cash collateral for securities loaned of $188,534,748.

Statement of Operations

For the Year Ended December 31, 2007

Investment Income
Dividends		$115,239,516
Interest		1,049,250	(a)

		116,288,766
Expenses
Management fees	$14,763,665
Service and distribution fees—Class B	2,669,744
Service and distribution fees—Class E	437,624
Directors’ fees and expenses	23,668
Custodian	432,712
Audit and tax services	31,737
Legal	65,480
Printing	1,577,204
Insurance	62,521
Miscellaneous	86,516

Total expenses	20,150,871
Management fee waivers	(413,383)	19,737,488

Net Investment Income		96,551,278

Realized and Unrealized Gain (Loss)
Realized gain on:
Investments—net	200,037,930
Futures contracts—net	822,487	200,860,417

Change in unrealized depreciation on:
Investments—net	(16,494,506)
Futures contracts—net	(522,463)	(17,016,969)

Net gain		183,843,448

Net Increase in Net Assets From Operations		$280,394,726

(a)	Includes net income on securities loaned of $509,083.

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2007	Year ended December 31, 2006
From Operations
Net investment income	$96,551,278	$80,719,566
Net realized gain	200,860,417	172,963,623
Unrealized appreciation (depreciation)	(17,016,969)	485,911,309

Increase in net assets from operations	280,394,726	739,594,498

From Distributions to Shareholders
Net investment income
Class A	(43,678,879)	(80,522,773)
Class B	(8,803,969)	(14,529,078)
Class E	(2,690,749)	(5,220,974)

	(55,173,597)	(100,272,825)

Net realized gain
Class A	(84,906,392)	(137,410,085)
Class B	(21,923,608)	(29,305,249)
Class E	(6,012,759)	(9,828,692)

	(112,842,759)	(176,544,026)

Total distributions	(168,016,356)	(276,816,851)

Increase (decrease) in net assets from capital share transactions	585,539,125	(49,958,395)

Total increase in net assets	697,917,495	412,819,252
Net Assets
Beginning of the period	5,408,296,834	4,995,477,582

End of the period	$6,106,214,329	$5,408,296,834

Undistributed Net Investment Income
End of the period	$95,281,650	$55,170,891

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2007		Year ended December 31, 2006
	Shares	$	Shares	$
Class A
Sales	34,990,203	$1,297,764,619	14,718,341	$499,114,494
Shares issued through acquisition	0	0	94,991	3,147,991
Reinvestments	3,487,531	128,585,271	6,624,099	217,932,858
Redemptions	(24,307,503)	(904,992,455)	(26,428,343)	(892,484,688)

Net increase (decrease)	14,170,231	$521,357,435	(4,990,912)	$(172,289,345)

Class B
Sales	8,914,415	$322,546,020	11,622,143	$381,456,330
Reinvestments	853,544	30,727,577	1,363,008	43,834,327
Redemptions	(7,494,071)	(271,598,959)	(8,569,124)	(281,262,304)

Net increase	2,273,888	$81,674,638	4,416,027	$144,028,353

Class E
Sales	593,708	$21,859,230	792,149	$26,626,818
Reinvestments	237,024	8,703,508	459,111	15,049,666
Redemptions	(1,297,297)	(48,055,686)	(1,881,032)	(63,373,887)

Net decrease	(466,565)	$(17,492,948)	(629,772)	$(21,697,403)

Increase (decrease) derived from capital share transactions		$585,539,125		$(49,958,395)

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Financial Highlights

	Class A
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$36.26	$33.20	$32.27	$29.45	$23.41

Income From Investment Operations
Net investment income	0.63 (a)	0.58	0.55	0.54	0.38
Net realized and unrealized gain on investments	1.26	4.37	0.90	2.54	6.11

Total from investment operations	1.89	4.95	1.45	3.08	6.49

Less Distributions
Distributions from net investment income	(0.39)	(0.70)	(0.52)	(0.26)	(0.45)
Distributions from net realized capital gains	(0.76)	(1.19)	0.00	0.00	0.00

Total distributions	(1.15)	(1.89)	(0.52)	(0.26)	(0.45)

Net Asset Value, End of Period	$37.00	$36.26	$33.20	$32.27	$29.45

Total Return (%)	5.2	15.5	4.6	10.5	28.2
Ratio of operating expenses to average net assets (%)	0.28	0.30	0.29	0.30	0.31
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.29	0.31	0.29	N/A	N/A
Ratio of net investment income to average net assets (%)	1.69	1.63	1.59	1.73	1.48
Portfolio turnover rate (%)	12	9	8	3	1
Net assets, end of period (000)	$4,733,145	$4,125,102	$3,942,484	$4,139,893	$3,931,839

	Class B
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$35.38	$32.41	$31.52	$28.80	$22.92

Income From Investment Operations
Net investment income	0.52 (a)	0.47	0.39	0.41	0.34
Net realized and unrealized gain on investments	1.24	4.28	0.95	2.53	5.95

Total from investment operations	1.76	4.75	1.34	2.94	6.29

Less Distributions
Distributions from net investment income	(0.31)	(0.59)	(0.45)	(0.22)	(0.41)
Distributions from net realized capital gains	(0.76)	(1.19)	0.00	0.00	0.00

Total distributions	(1.07)	(1.78)	(0.45)	(0.22)	(0.41)

Net Asset Value, End of Period	$36.07	$35.38	$32.41	$31.52	$28.80

Total Return (%)	5.0	15.2	4.4	10.3	27.9
Ratio of operating expenses to average net assets (%)	0.53	0.55	0.54	0.55	0.56
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.54	0.56	0.54	N/A	N/A
Ratio of net investment income to average net assets (%)	1.43	1.38	1.36	1.59	1.24
Portfolio turnover rate (%)	12	9	8	3	1
Net assets, end of period (000)	$1,092,993	$991,777	$765,425	$508,908	$251,793

(a)	Per share amount is based on average shares outstanding during the period.
(b)	See Note 4 in the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Financial Highlights

	Class E
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$36.09	$33.04	$32.11	$29.33	$23.34

Income From Investment Operations
Net investment income	0.57 (a)	0.52	0.47	0.47	0.40
Net realized and unrealized gain on investments	1.25	4.35	0.93	2.56	6.02

Total from investment operations	1.82	4.87	1.40	3.03	6.42

Less Distributions
Distributions from net investment income	(0.34)	(0.63)	(0.47)	(0.25)	(0.43)
Distributions from net realized capital gains	(0.76)	(1.19)	0.00	0.00	0.00

Total distributions	(1.10)	(1.82)	(0.47)	(0.25)	(0.43)

Net Asset Value, End of Period	$36.81	$36.09	$33.04	$32.11	$29.33

Total Return (%)	5.1	15.3	4.5	10.4	28.0
Ratio of operating expenses to average net assets (%)	0.43	0.45	0.44	0.45	0.46
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.44	0.46	0.44	N/A	N/A
Ratio of net investment income to average net assets (%)	1.53	1.48	1.44	1.67	1.34
Portfolio turnover rate (%)	12	9	8	3	1
Net assets, end of period (000)	$280,076	$291,417	$287,568	$293,266	$142,284

(a)	Per share amount is based on average shares outstanding during the period.
(b)	See Note 4 in the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Notes to Financial Statements—December 31, 2007

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The MetLife Stock Index Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

MSF-16

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Notes to Financial Statements—December 31, 2007—(Continued)

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated day-to-day responsibility for valuing Portfolio assets to the subadviser of the Portfolio, who values such assets as described above and operates under procedures approved by the Board.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Options:

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options

MSF-17

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Notes to Financial Statements—December 31, 2007—(Continued)

contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

As of December 31, 2007, the Portfolio had no capital loss carryovers.

The tax character of distributions paid for the periods ended December 31, 2007 and 2006 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2007	2006	2007	2006	2007	2006	2007	2006
$57,542,999	$103,997,904	$110,473,357	$172,818,947	$—	$—	$168,016,356	$276,816,851

As of December 31, 2007, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation	Loss Carryforwards	Total
$97,037,207	$209,114,940	$1,307,432,781	$—	$1,613,584,928

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

3.	INVESTMENT TRANSACTIONS:

For the year ended December 31, 2007, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$0	$1,084,052,120	$0	$736,019,865

MSF-18

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Notes to Financial Statements—December 31, 2007—(Continued)

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rate of 0.25% of average daily net assets. Fees earned by MetLife Advisers with respect to the Portfolio for the year ended December 31, 2007 were $14,763,665.

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

Effective April 30, 2007, MetLife Advisers entered into an investment subadvisory agreement with MetLife Investment Advisors, LLC (“MLIAC”) with respect to the Portfolio. MetLife Advisers pays MLIAC an investment subadvisory fee for the Portfolio equal to the costs incurred by MLIAC in providing subadvisory services to the Portfolio. Fees earned by MLIAC with respect to the Portfolio for the period ended December 31, 2007 were $946,783. Prior to April 30, 2007, MetLife served as the subadviser to the Portfolio and for the period January 1, 2007 through April 30, 2007, fees earned by MetLife were $411,474.

Management Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2007 to April 30, 2008, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio at the annual rate of 0.007% of average daily net assets. Amounts waived for the year ended December 31, 2007 are shown as management fee waivers in the Statement of Operations.

Service and Distribution Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing, the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the year ended December 31, 2007 are shown as Service and Distribution fees in the Statement of Operations.

Substitution:

On November 9, 2007, the MetLife Stock Index Portfolio received and recorded a share subscription for 4,653,274 shares of Class A amounting to $169,984,087 from various shareholder accounts previously invested in the MetLife Investment Funds, Inc. (“MLIF”), an affiliated investment company of the Fund. A portion of the assets received from MLIF were investment securities with a market value of $157,388,958, and transferred in-kind pursuant to a substitution order received from the Securities and Exchange Commission. The balance of the assets was paid in cash. This transaction resulted from the planned liquidation of MLIF, pursuant to a Plan of Liquidation approved by the MLIF Board of Directors on August 16, 2007. The securities received were recorded at value and have been excluded from the calculation of portfolio turnover reported in the Portfolio’s financial highlights. The shares issued in this transaction are included in Sales in the Capital Shares schedule on the Statements of Changes in Net Assets.

5.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolios’ behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to

MSF-19

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Notes to Financial Statements—December 31, 2007—(Continued)

deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Portfolio receives 80% of the annual net income from securities lending transactions, which is included in interest income of the Portfolio. The remaining 20% is paid to the custodian as compensation for its securities lending services. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. Any outstanding loans by the Portfolio at December 31, 2007 are footnoted in the Schedule of Investments.

6.	REGULATORY MATTERS:

As previously reported, in May 2004, General American received a Wells Notice stating that the SEC staff was considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws against General American with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through General American. General American responded to the SEC staff and cooperated with the investigation. On August 9, 2007, the SEC announced that it had settled an enforcement action regarding late trading against General American with, among other things, General American agreeing to pay a civil penalty and to comply with certain undertakings. General American consented to the SEC’s order without admitting or denying the findings. MetLife Advisers has also advised the Fund’s Board of Directors that, while certain exceptions to the Fund’s policies have been noted, no situations have been identified that would have a material impact on the financial position of the Fund.

7.	RECENT ACCOUNTING PRONOUNCEMENTS:

Effective June 29, 2007, the Fund implemented Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109” (“FIN 48”). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Fund, and has determined that the adoption of FIN 48 does not have a material impact on the Fund’s financial statements. The Fund files U.S. tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s tax returns remains open for the years ended December 31, 2004 through December 31, 2006.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

MSF-20

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of the Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the MetLife Stock Index Portfolio, one of the portfolios constituting the Metropolitan Series Fund, Inc. (the “Fund”) as of December 31, 2007, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MetLife Stock Index Portfolio of the Metropolitan Series Fund, Inc. as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 21, 2008

MSF-21

Metropolitan Series Fund, Inc.

Directors and Officers

The Fund’s Directors review actions of the Fund’s investment adviser and subadvisers, and decide upon matters of general policy. The Fund’s officers supervise the daily business operations of the Fund. The Board of Directors and the Fund’s officers are listed below. Each Director is responsible for overseeing all 36 Portfolios of the Fund. There is no limit to the term a Director may serve. Directors serve until their resignation, retirement or removal in accordance with the Fund’s organizational documents and policies adopted by the Board from time to time. Officers hold office at the pleasure of the Board or until the election or appointment and the qualification of a successor. The address of the directors and officers is c/o Metropolitan Series Fund, Inc., 501 Boylston Street, Boston, MA 02116.

Interested Directors(1)

Each Director below is an “interested person” (as defined by the 1940 Act) with respect to the Fund in that Ms. Forget is an employee of MetLife and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Elizabeth M. Forget Age: 41	Director, Chairman of the Board, President and Chief Executive Officer	2006	Senior Vice President (since 2007), MetLife, Inc.; President, Met Investors Advisory, LLC (“MIA”); Trustee and President, Met Investors Series Trust (“MIST”); Executive Vice President, MetLife Investors Group, Inc.; President (since 2006), MetLife Advisers.	81

Arthur G. Typermass Age: 70	Director	1998	Formerly, Senior Vice President and Treasurer, MetLife.	37

Non-Interested Directors(1)

Each Director below is not an “interested person” (as defined by the 1940 Act) with respect to the Fund (collectively, the “Independent Directors”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† Age: 70	Director	1985	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	37

Linda B. Strumpf Age: 60	Director	2000	Vice President and Chief Investment Officer, Ford Foundation.	37

Michael S. Scott Morton† Age: 70	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, MIT.	37

H. Jesse Arnelle Age: 74	Director	2001	Formerly, Counsel, Womble Carlyle Sandrie & Rice; Director, Textron Inc. (global multi-industry company)*; formerly, Director, Gannet Co. Inc. (diversified news and information company)*; formerly, Director, Eastman Chemical Company (global chemical company)*; formerly, Director, Waste Management, Inc.*; formerly, Director, Armstrong Holdings Inc. (parent company of floor and ceiling products business)*; formerly, Director, FPL Group Inc. (public utility holding company)*; Director, URS Corporation (engineering design services firm)*.	37

Nancy Hawthorne Age: 56	Director	2003	Director, Avid Technologies (computer software company)*; formerly, Chairman of the Board of Avid Technologies; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Chief Executive Officer, Clerestory LLC (corporate financial advisor); formerly, Trustee, New England Zenith Fund (“Zenith Fund”)**; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company )*.	37

MSF-22

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
John T. Ludes Age: 71	Director	2003	President, LFP Properties (consulting firm); Formerly, Trustee, Zenith Fund**; formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	37

Officers(1)

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey P. Halperin	40	Chief Compliance Officer	2006	Vice President (since 2006), Corporate Ethics and Compliance Department, MetLife, Inc.; Chief Compliance Officer (since 2006), MetLife Advisers, MIA and MIST.

John F. Guthrie, Jr.	64	Senior Vice President	2002	Manager and Senior Vice President, MetLife Advisers; Vice President, MetLife; Vice President (since 2003), MetLife Group, Inc.; Vice President, NELICO; Vice President (since 2005), MIA; formerly, Senior Vice President, Zenith Fund**.

Alan C. Leland	55	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Treasurer (since 2005), Met Investors Advisory, LLC; Vice President (since 2004), MIA; Vice President (since 2003), MetLife Group, Inc.; Vice President, MetLife; Senior Vice President, NELICO

Peter Duffy	52	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers (since 1998); Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife Group, Inc.; formerly, Vice President and Treasurer, Zenith Fund**.

Thomas M. Lenz	49	Vice President and Secretary	2002	General Counsel and Secretary, MetLife Advisers; Assistant General Counsel, MetLife; formerly, Vice President and Secretary, Zenith Fund**.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
**	The Zenith Fund deregistered with the Securities and Exchange Commission (“SEC”) in 2004.
(†)	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the “State Street Research Funds”).
(1)	Each Director of the Fund also serves as trustee of Metropolitan Series Fund II (“Met Series Fund II”), a registered investment company advised by MetLife Advisers. Each officer of the Fund serves in the same position with Met Series Fund II, which consists of one portfolio.
(2)	Previous positions during the past five years with the Fund, MIST, MetLife, MetLife Advisers, MIA, Zenith Fund, NELICO or New England Securities Corporation are omitted if not materially different.
(3)	The Fund Complex includes the Fund (36 portfolios), Met Series Fund II (1 portfolio) and MIST (44 portfolios)

MSF-23

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Fund’s Contract Review Committees of the Board of Directors (the “Board”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (collectively, the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals at the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers, the Fund’s investment adviser, and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through the subadvisers’ responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies and the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (viii) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (ix) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (x) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xi) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee on September 12, 2007, the Board, at its November 15, 2007 meeting, approved the continuation through December 31, 2008 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio of the Fund. The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the establishment of the investment strategies of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of Subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of

MSF-24

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ recommendations regarding reductions in Fee rates, implementation of Fee breakpoints and institution of Fee waivers and expense caps.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and their affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

MSF-25

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution, brokerage and transfer agency services to the Portfolios, and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2008.

MSF-26

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2007 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-27

Metropolitan Series Fund, Inc. MFS Total Return Portfolio Annual Report	December 31, 2007

Letter from the President

February 1, 2008

Letter to Policy Holders:

2007 was a tumultuous year in the financial markets driven by concerns in the credit markets surrounding sub-prime mortgages and fears of recession in the U.S. Economy. The broad markets were mixed, with the Dow Jones Industrial Average up 8.9% and the MSCI EAFE Index, which measures the performance of international equities, up 11.2% for the year, while the Russell 2000 Index, which measures the performance of small capitalization stocks, was down 1.6%.

In the fixed income markets, credit spreads increased as a result of the pressure from sub-prime mortgage crisis and the Federal Reserve lowered interest rates by a total of 1% during the year. The Lehman Brothers Aggregate Bond Index posted a 7.0% return for the year.

On the following pages, you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth Forget

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the year ended December 31, 2007, the Class A shares of the MFS Total Return Portfolio returned 4.4%, compared to its benchmark, a blend of the Standard & Poor’s 500 Index1 (60%) and the Lehman Brothers Aggregate Bond Index2 (40%), which returned 6.2%. The average return of its peer group, the Lipper Variable Insurance Products Mixed-Asset Target Allocation Moderate Funds Universe3, was 6.2% over the same period.

PORTFOLIO REVIEW

As 2007 drew to a close, global financial markets were enmeshed in another period of volatility driven by the ongoing credit crisis and the uncertainty about the effect that the slowing of the U.S. economy could have on the global economies. The crisis in the U.S. subprime market was in full force by year-end. The crisis erupted in the third quarter as rising interest rates spurred defaults on U.S. subprime loans. Fears of more bad loans, combined with the slowing in the U.S. housing market, sparked a global liquidity crunch. In response, central banks around the world injected billions of dollars to keep financial systems liquid and help ease investor worries. Investor fears were heightened in November as the severity of the credit crisis became more apparent as did the toll it had wrought on banks’ balance sheets. Globally, banks were hit by losses from mortgage bets gone bad, and some of the world’s largest banks, such as Citigroup and UBS, agreed to capital infusions from sovereign wealth funds in the Middle East.

In mid-December several of the world’s central banks announced a joint plan to ease the liquidity squeeze in global markets by broadening the range of collateral against which banks can borrow. As part of the plan, the U.S. Federal Reserve Board introduced a monetary tool, the “term-auction facility,” and temporary swap lines with the European Central Bank and the Swiss National Bank. Investor fears and the ensuing volatility have also been driven by the possibility of an impending recession in the United States and the effect such a drastic slowdown could have on the rest of the world. Exporting countries have become especially concerned that a decline in U.S. consumer demand will cut into their own growth. In its annual report, the International Monetary Fund said that the risk of a severe global slowdown is stronger than at any time since the 2001 terror attacks in the United States. Recession concerns have been exacerbated by the high cost of oil, bad mortgage bets, and a glut of empty homes. Retail sales have stalled, corporate earnings likely have peaked, and consumer confidence is falling. In line with slowing in the United States, we have begun to see signs that other developed markets have entered a slowing phase as the financial crisis spreads to real economies. Housing demand is falling in the United Kingdom, retail sales have slowed in the eurozone, and, globally, industrial production has retreated.

At the same time, some measures of consumer inflation are being nudged upward in line with higher oil and food prices. These higher prices have created a conflict for central bankers, who also are confronting the pressures of slowing growth and financial market turmoil. Overall, expectations have risen that global monetary policies will remain on hold or loosen until the credit crunch passes. Meanwhile, central banks have assured markets that they are ready to inject liquidity should the banking system need it.

Within the equity portion of the Portfolio, an overweighted position in the poor-performing financial services sector held back performance relative to the Standard & Poor’s 500 Stock Index (S&P 500 Index). Insurance companies, Genworth Financial, Conseco, and Allstate, and mortgage lending firm Countrywide Financial (which was sold during the year) were among the Portfolio’s top detractors.

Stock selection and an underweighted position in the technology sector also dampened relative performance. Telecommunications equipment manufacturer Nortel Networks was a top detractor. We believe Nortel’s weaker-than-expected fundamentals and management’s inability to turn the business around contributed to the decline of the company’s stock price. Not holding strong-performing computer company Apple also hurt investment results. Security selection in the health care sector detracted from relative performance. However, no individual securities within the health care sector were among the Portfolio’s top detractors for the year. Elsewhere, retailer Macy’s, home improvement products maker Masco, media titan The New York Times, and newsprint maker AbitibiBowater held back relative performance. Masco’s shares were hurt by the deterioration of the housing markets and the company’s pessimistic guidance that cited decreased housing starts.

Within the fixed income portion of the Portfolio, our exposure to bonds in the financial sector and to structured products, particularly commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS), held back performance relative to the Lehman Brothers Aggregate Bond Index (Lehman Index) as these securities suffered from the recent turmoil in the subprime market. Credit quality, particularly holdings of lower-quality “BBB”(s) rated securities, detracted from performance as credit spreads widened over the reporting period.

Within the equity portion of the Portfolio, stock selection and an overweighted position in the strong-performing energy sector boosted relative performance. Global integrated energy company Hess, and oil and gas producers, Anadarko Petroleum, Devon Energy, and Apache, were all strong contributors over the reporting period. The surge of Hess’s shares in recent months was due largely to hopes that an oil field discovery off the coast of Brazil could nearly double Hess reserves.

A strong showing in the basic materials sector was principally due to positive stock selection. Packaging manufacturer Owens-Illinois was a top contributor within this sector. The company reported quarterly earnings that exceeded consensus expectations. The firm attributed the positive results to better operating performance in its glass factories and improved pricing and product sales mix.

Elsewhere, agricultural equipment manufacturer Deere & Co. and global financial services provider Bank of New York Mellon were top contributors. Deere & Co’s stock price gain was driven by strong capital management and better-than-expected results throughout the period, which pushed its shares up in excess of the market. Not holding poor-performing benchmark constituents, financial services firm Wachovia and cable services provider Comcast, benefited results, while our small, underweight positioning in insurance company American International Group, which struggled during the reporting period, also helped.

Within the fixed income portion of the Portfolio, our defensive positioning in shorter duration corporate bond holdings, relative to the Lehman Index, and our positioning in U.S. Treasury securities, boosted relative performance as credit spreads widened. The Portfolio’s fixed income segment generated a higher level of income than the index over the reporting period, which also benefited relative results.

* The views expressed above are those of the subadvisory firm as of December 31, 2007 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

1 The Standard & Poor’s (S&P) 500® Stock Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange.

2 Lehman Brothers® Aggregate Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC.

3 The Lipper Variable Insurance Products Fund Average is an average of the total return performance (calculated on the basis of net asset value) of variable product funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-2

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

A $10,000 INVESTMENT COMPARED TO

THE S&P 500 INDEX AND THE LEHMAN BROTHERS

AGGREGATE BOND INDEX

Average Annual Returns as of December 31, 2007

	MFS Total Return Portfolio				Lehman Brothers Aggregate Bond Index	S&P 500 Index
	Class A	Class B	Class E	Class F
1 Year	4.4%	4.1%	4.2%	4.2%	7.0%	5.5%
5 Year	9.5	9.2	—	—	4.4	12.8
10 Year	6.2	—	—	—	6.0	5.9
Since Inception	—	6.5	7.5	7.3	—	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B, Class E and Class F shares are: 5/1/87, 5/1/02, 4/26/04 and 5/2/06, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of December 31, 2007

Top Holdings

% of Total Net Assets
Federal National Mortgage Association	12.1%
U.S. Treasury Notes	10.1%
Federal Home Loan Mortgage Corp.	4.2%
General Electric Co.	2.1%
Exxon Mobil Corp.	2.0%
Altria Group, Inc.	1.8%
JPMorgan Chase Commercial Mortgage Securities Corp.	1.6%
Lockheed Martin Corp.	1.5%
Bank of America Corp.	1.3%
The Allstate Corp.	1.2%

Top Equity Sectors

% of Equity Market Value
Financials	25.2%
Energy	14.9%
Consumer Staples	11.8%
Industrials	10.7%
Health Care	9.7%

Top Fixed Income Sectors
% of Fixed Income Market Value
Mortgage-Backed	37.4%
U.S. Treasury	25.2%
High Grade Corporates	22.6%
Commercial Mortgage-Backed	5.3%
U.S. Government Agencies	4.0%

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2007 through December 31, 2007.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period* July 1, 2007 to December 31, 2007
MFS Total Return—Class A	Actual	0.59%	$1,000.00	$985.10	$2.95
	Hypothetical	0.59%	$1,000.00	$1,022.20	$3.01

MFS Total Return—Class B	Actual	0.84%	$1,000.00	$983.80	$4.20
	Hypothetical	0.84%	$1,000.00	$1,020.92	$4.28

MFS Total Return—Class E	Actual	0.74%	$1,000.00	$984.30	$3.70
	Hypothetical	0.74%	$1,000.00	$1,021.43	$3.77

MFS Total Return—Class F	Actual	0.79%	$1,000.00	$984.10	$3.95
	Hypothetical	0.79%	$1,000.00	$1,021.18	$4.02

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MSF-4

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2007

Common Stock—58.7% of Total Net Assets

Security Description	Shares	Value*

Aerospace & Defense—2.7%
Lockheed Martin Corp.	268,939	$28,308,519
Northrop Grumman Corp.	79,706	6,268,080
Raytheon Co.	15,340	931,138
United Technologies Corp.	200,700	15,361,578

		50,869,315

Air Freight & Logistics—0.2%
United Parcel Service, Inc. (Class B)	53,170	3,760,182

Auto Components—0.4%
Johnson Controls, Inc.	212,770	7,668,231

Automobiles—0.2%
Bayerische Motoren Werke AG(EUR)	30,170	1,860,291
Harley-Davidson, Inc. (a)	57,850	2,702,174

		4,562,465

Beverages—1.0%
Diageo, Plc.(GBP)	510,946	10,904,063
PepsiCo, Inc.	102,735	7,797,586

		18,701,649

Biotechnology—0.4%
Amgen, Inc. (b)	77,820	3,613,961
Genzyme Corp. (b)	54,740	4,074,845

		7,688,806

Building Products—0.3%
Masco Corp. (a)	267,050	5,770,950

Capital Markets—4.9%
E*TRADE Financial Corp. (a) (b)	451,670	1,603,429
Franklin Resources, Inc.	63,050	7,214,811
Legg Mason, Inc.	38,640	2,826,516
Lehman Brothers Holdings, Inc.	154,340	10,100,010
Merrill Lynch & Co., Inc.	128,026	6,872,436
State Street Corp.	97,140	7,887,768
The Bank of New York Mellon Corp.	443,734	21,636,470
The Bear Stearns Co., Inc. (a)	88,500	7,810,125
The Goldman Sachs Group, Inc.	68,310	14,690,065
UBS AG(CHF)	129,142	5,992,250
UBS AG	102,080	4,695,680

		91,329,560

Chemicals—1.2%
Air Products & Chemicals, Inc.	68,904	6,796,002
PPG Industries, Inc.	156,610	10,998,720
Praxair, Inc.	22,510	1,996,862
Syngenta AG(CHF)	4,187	1,061,457
The Dow Chemical Co.	31,048	1,223,912

		22,076,953

Commercial Banks—1.2%
Huntington Bancshares, Inc. (a)	107,310	1,583,896
PNC Financial Services Group, Inc.	146,230	9,599,999

Security Description	Shares	Value*

Commercial Banks—(Continued)
SunTrust Banks, Inc.	163,180	$10,197,118

		21,381,013

Communications Equipment—0.2%
Motorola, Inc.	100,160	1,606,567
Nortel Networks Corp. (a) (b)	88,236	1,331,481

		2,938,048

Computers & Peripherals—1.3%
Hewlett-Packard Co.	181,090	9,141,423
International Business Machines Corp.	138,770	15,001,037

		24,142,460

Consumer Finance—0.4%
American Express Co.	140,490	7,308,290

Containers & Packaging—0.0%
Smurfit-Stone Container Corp. (b)	57,905	611,477

Diversified Financial Services—3.0%
Bank of America Corp.	521,304	21,509,003
Citigroup, Inc.	518,288	15,258,399
JPMorgan Chase & Co.	391,360	17,082,864
KKR Private Equity Investors, L.P. (b)	40,863	743,513
KKR Private Equity Investors, L.P. (RDU) (b)	65,160	1,166,364

		55,760,143

Diversified Telecommunication Services—2.7%
AT&T, Inc.	445,894	18,531,355
Embarq Corp.	222,085	10,999,870
Qwest Communications International, Inc. (a)	1,425,110	9,990,021
Telus Corp.(CAD)	55,270	2,765,738
Telus Corp.(Non-Voting Shares)(CAD)	72,462	3,521,154
Verizon Communications, Inc.	92,977	4,062,165

		49,870,303

Electric Utilities—1.4%
American Electric Power Co., Inc.	88,670	4,128,475
DPL, Inc. (a)	133,810	3,967,467
Entergy Corp.	26,368	3,151,503
FPL Group, Inc.	172,560	11,696,117
Pepco Holdings, Inc.	78,860	2,312,964
PPL Corp.	24,256	1,263,495

		26,520,021

Electrical Equipment—0.1%
Rockwell Automation, Inc. (a)	36,510	2,517,730

Electronic Equipment & Instruments—0.3%
Flextronics International, Ltd. (b)	249,590	3,010,055
Samsung Electronics Co., Ltd. (U.S. Traded Shares) (144A) (GDR)	6,064	1,775,236

		4,785,291

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2007

Common Stock—(Continued)

Security Description	Shares	Value*

Energy Equipment & Services—0.2%
Halliburton Co.	50,550	$1,916,351
Noble Corp.	44,220	2,498,872

		4,415,223

Food & Staples Retailing—1.4%
CVS Caremark Corp.	267,993	10,652,722
Safeway, Inc.	173,390	5,931,672
The Kroger Co.	105,890	2,828,322
Wal-Mart Stores, Inc.	73,760	3,505,813
Walgreen Co.	91,840	3,497,267

		26,415,796

Food Products—1.7%
General Mills, Inc.	187,560	10,690,920
Kellogg Co.	130,550	6,844,736
Nestle S.A.(CHF)	28,687	13,133,754

		30,669,410

Health Care Equipment & Supplies—0.4%
Advanced Medical Optics, Inc. (a) (b)	77,500	1,901,075
Boston Scientific Corp. (b)	310,220	3,607,859
The Cooper Cos., Inc. (a)	34,050	1,293,900

		6,802,834

Health Care Providers & Services—1.3%
DaVita, Inc. (b)	32,300	1,820,105
Omnicare, Inc. (a)	40,310	919,471
UnitedHealth Group, Inc.	120,380	7,006,116
WellPoint, Inc. (b)	165,790	14,544,757

		24,290,449

Hotels, Restaurants & Leisure—0.6%
Royal Caribbean Cruises, Ltd. (a)	270,900	11,496,996

Household Durables—0.7%
D.R. Horton, Inc. (a)	278,570	3,668,767
Jarden Corp. (a) (b)	110,880	2,617,877
Toll Brothers, Inc. (a) (b)	212,260	4,257,935
Whirlpool Corp. (a)	22,460	1,833,410

		12,377,989

Household Products—1.1%
Procter & Gamble Co.	204,590	15,020,998
The Clorox Co.	83,150	5,418,885

		20,439,883

Independent Power Producers & Energy Traders—0.3%
NRG Energy, Inc. (a) (b)	127,950	5,545,353

Industrial Conglomerates—0.9%
3M Co.	48,240	4,067,597
General Electric Co.	362,265	13,429,163

		17,496,760

Security Description	Shares	Value*

Insurance—4.2%
AMBAC Financial Group, Inc. (a)	63,320	$1,631,756
American International Group, Inc.	40,590	2,366,397
Conseco, Inc. (a) (b)	313,360	3,935,801
Genworth Financial, Inc. (Class A)	669,240	17,032,158
Max Capital Group, Ltd.	105,080	2,941,189
MBIA, Inc. (a)	52,490	977,889
Principal Financial Group, Inc.	29,470	2,028,715
Prudential Financial, Inc.	29,800	2,772,592
The Allstate Corp.	428,016	22,355,276
The Chubb Corp.	57,500	3,138,350
The Hartford Financial Services Group, Inc.	168,577	14,698,229
The Travelers Cos., Inc.	89,290	4,803,802

		78,682,154

Internet Software & Services—0.1%
Yahoo!, Inc. (b)	37,930	882,252

IT Services—0.4%
Accenture, Ltd. (Class A)	120,149	4,328,968
Automatic Data Processing, Inc.	24,160	1,075,845
Fidelity National Information Services, Inc.	63,200	2,628,488

		8,033,301

Leisure Equipment & Products—0.1%
Polaris Industries, Inc. (a)	40,290	1,924,653

Machinery—0.9%
Deere & Co.	50,740	4,724,909
Eaton Corp.	12,850	1,245,808
Kennametal, Inc.	47,980	1,816,523
Pall Corp.	59,170	2,385,734
Timkin Co.	184,530	6,061,810

		16,234,784

Media—1.0%
Citadel Broadcasting Corp. (a)	4,163	8,576
E.W. Scripps Co. (Class A) (a)	74,040	3,332,540
Omnicom Group, Inc.	109,490	5,204,060
The New York Times Co. (Class A) (a)	86,910	1,523,532
The Walt Disney Co.	87,290	2,817,721
Time Warner Cable, Inc. (Class A) (a) (b)	180,840	4,991,184
WPP Group, Plc.(GBP)	121,170	1,546,628

		19,424,241

Metals & Mining—0.3%
Allegheny Technologies, Inc.	21,630	1,868,832
BHP Billiton, Plc.(GBP)	79,120	2,429,703
Century Aluminum Co. (a) (b)	35,220	1,899,767

		6,198,302

Multi-Utilities—1.4%
Dominion Resources, Inc.	96,272	4,568,106
PG&E Corp.	123,400	5,317,306
Public Service Enterprise Group, Inc.	101,440	9,965,466
Sempra Energy	105,300	6,515,964

		26,366,842

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2007

Common Stock—(Continued)

Security Description	Shares	Value*

Multiline Retail—0.8%
Macy’s, Inc.	552,970	$14,305,334

Oil, Gas & Consumable Fuels—8.5%
Anadarko Petroleum Corp.	128,240	8,424,086
Apache Corp.	136,450	14,673,833
Chevron Corp.	70,006	6,533,660
ConocoPhillips	58,910	5,201,753
Consol Energy, Inc.	14,500	1,037,040
Devon Energy Corp.	142,740	12,691,013
EOG Resources, Inc.	34,880	3,113,040
Exxon Mobil Corp.	406,044	38,042,262
Hess Corp.	219,740	22,162,977
Marathon Oil Corp.	139,510	8,490,579
Royal Dutch Shell, Plc. (ADR) (A Shares)	25,720	2,165,624
Sunoco, Inc.	50,580	3,664,015
The Williams Cos., Inc.	231,640	8,288,079
Total S.A. (ADR)	271,340	22,412,684
Ultra Petroleum Corp. (b)	25,380	1,814,670

		158,715,315

Paper & Forest Products—0.3%
AbitibiBowater, Inc. (a)	57,567	1,186,456
MeadWestvaco Corp. (a)	110,880	3,470,544

		4,657,000

Pharmaceuticals—3.6%
Abbott Laboratories	42,078	2,362,680
Eli Lilly & Co.	54,540	2,911,891
GlaxoSmithKline, Plc.(GBP)	76,960	1,947,113
Johnson & Johnson	284,548	18,979,352
Merck & Co., Inc.	251,073	14,589,852
Merck KGaA(EUR)	23,790	3,051,552
Pfizer, Inc.	77,290	1,756,802
Warner Chilcott, Ltd.	82,890	1,469,640
Wyeth	440,340	19,458,624

		66,527,506

Road & Rail—0.5%
Burlington Northern Santa Fe Corp.	65,925	5,486,938
Norfolk Southern Corp.	62,410	3,147,960

		8,634,898

Semiconductors & Semiconductor Equipment—0.6%
Intel Corp.	409,410	10,914,871

Software—0.5%
Oracle Corp. (b)	423,420	9,560,824

Specialty Retail—0.6%
Advance Auto Parts, Inc.	21,050	799,690
Lowe’s Cos., Inc.	23,950	541,749
Staples, Inc.	354,600	8,180,622
The Sherwin-Williams Co.	27,310	1,585,072

		11,107,133

Security Description	Shares	Value*

Textiles, Apparel & Luxury Goods—0.6%
Nike, Inc.	162,110	$10,413,946

Thrifts & Mortgage Finance—1.1%
Federal Home Loan Mortgage Corp.	87,750	2,989,643
Federal National Mortgage Association	277,528	11,095,569
New York Community Bancorp, Inc. (a)	381,200	6,701,496

		20,786,708

Tobacco—1.8%
Altria Group, Inc.	433,580	32,769,976

Trading Companies & Distributors—0.6%
W.W. Grainger, Inc. (a)	80,360	7,033,107
WESCO International, Inc. (a)	102,490	4,062,704

		11,095,811

Wireless Telecommunication Services—0.3%
Sprint Nextel Corp.	172,555	2,265,647
Vodafone Group, Plc. (ADR)	107,863	4,025,447

		6,291,094

Total Common Stock (Identified Cost $1,009,971,428)		1,091,740,525

Fixed Income—39.8%
Security Description	Face Amount	Value*

Aerospace & Defense—0.1%
BAE Systems Holdings, Inc. (144A) 5.200%, 08/15/15	$1,718,000	1,668,221

Asset Backed—0.4%
AESOP Funding, LLC (144A) 2.860%, 08/20/09	220,000	218,219
Bayview Financial (144A) 5.655%, 12/28/40 (c)	1,510,000	1,208,000
Capital Trust, Ltd. 5.160%, 06/25/35	1,600,000	1,503,750
Connecticut RRB Special Purpose Trust 6.210%, 12/30/11 (c)	300,000	314,211
Countrywide Asset-Backed Certificates 4.575%, 07/25/35	5,677	5,637
4.823%, 08/25/35	60,107	59,714
5.689%, 10/25/36	930,000	867,133
GMAC Mortgage Corp. Loan Trust 5.805%, 10/25/36 (c)	1,077,000	878,243
Jet Equipment Trust (144A) 11.440%, 11/01/14 (d) (e) (f)	300,000	0
Residential Asset Mortgage Products, Inc. 4.109%, 01/25/29	103,126	102,274
4.971%, 09/25/34	752,000	718,904
Residential Funding Mortgage Securities II, Inc. 5.320%, 12/25/35	1,190,000	1,092,308

		6,968,393

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2007

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Auto Components—0.1%
Johnson Controls, Inc. 5.500%, 01/15/16	$1,408,000	$1,387,356

Beverages—0.4%
Diageo, Plc. 5.500%, 04/01/13	2,140,000	2,171,131
Miller Brewing Co. (144A) 5.500%, 08/15/13	2,921,000	2,959,843
The Coca-Cola Co. 5.350%, 11/15/17	1,730,000	1,772,458

		6,903,432

Capital Markets—0.5%
Lehman Brothers Holdings, Inc. 6.500%, 07/19/17	1,960,000	1,983,240
Merrill Lynch & Co., Inc. 6.050%, 05/16/16	1,384,000	1,359,878
6.110%, 01/29/37	1,270,000	1,121,651
Morgan Stanley 5.750%, 10/18/16	1,156,000	1,140,703
6.750%, 04/15/11	1,180,000	1,236,807
The Goldman Sachs Group, Inc. 5.625%, 01/15/17	1,972,000	1,925,808

		8,768,087

Commercial Banks—0.8%
Bank One Corp. 8.000%, 04/29/27	100,000	116,845
HSBC Finance Corp. 5.250%, 01/14/11	1,300,000	1,299,561
Nordea Bank (144A) 5.424%, 12/29/49 (c)	610,000	551,506
Royal Bank of Scotland Group, Plc. (144A) 6.990%, 10/29/49 (c)	690,000	687,924
U.S. Bancorp 7.500%, 06/01/26	400,000	456,007
Unicredito Italiano Capital Trust (144A) 9.200%, 10/05/49 (c)	1,412,000	1,538,751
Wachovia Corp. 5.250%, 08/01/14	3,334,000	3,259,772
Wells Fargo Bank, N.A. 4.750%, 02/09/15	1,950,000	1,862,476
5.750%, 05/16/16	2,430,000	2,465,441
WOORI Bank 6.125%, 05/03/16 (c)	2,620,000	2,633,485

		14,871,768

Commercial Mortgage-Backed Securities—2.3%
Banc of America Commercial Mortgage, Inc. 5.482%, 01/15/17 (c)	272,233	268,406
BlackRock Capital Finance, L.P. 7.750%, 09/25/26	102,546	96,496
Bruce Mansfield Unit 6.850%, 06/01/34	2,390,000	2,461,987

Security Description	Face Amount	Value*

Commercial Mortgage-Backed Securities—(Continued)
Chase Commercial Mortgage Securities Corp. 7.543%, 07/15/32	$116,362	$117,523
Countrywide Commercial Mortgage Trust 5.478%, 02/12/39 (c)	560,000	557,264
Credit Suisse Mortgage Capital Certificates 5.343%, 12/15/39	880,078	854,801
Criimi Mae Commercial Mortgage Trust (144A) 7.000%, 06/02/33	235,951	235,361
Falcon Franchise Loan, LLC (144A) 7.382%, 05/05/10	35,317	34,932
GE Capital Commercial Mortgage Corp. 5.339%, 03/10/44 (c)	1,000,000	985,260
General Electric Capital Assurance Co. (144A) 5.743%, 05/12/35	35,000	36,865
Greenwich Capital Commercial Funding Corp. 4.305%, 08/10/42	326,945	322,889
4.915%, 01/05/36 (c)	500,000	499,359
5.317%, 06/10/36 (c)	1,341,434	1,365,140
5.475%, 02/10/17	3,025,000	2,971,864
JPMorgan Chase Commercial Mortgage Securities Corp. 4.780%, 07/15/42	1,384,000	1,302,438
4.948%, 09/12/37 (c)	1,400,000	1,333,638
5.038%, 03/15/46	480,060	466,570
5.210%, 05/15/41 (c)	1,292,933	1,313,999
5.475%, 04/15/43 (c)	2,260,000	2,285,436
5.532%, 06/12/47 (c)	867,919	713,484
5.552%, 05/12/45	949,000	962,916
5.855%, 06/12/43 (c)	2,170,000	2,196,505
5.875%, 04/15/45 (c)	2,260,000	2,351,445
Merrill Lynch Mortgage Trust 5.829%, 07/12/17 (c)	929,000	832,567
Merrill Lynch/Countrywide Commercial Mortgage Trust 5.378%, 01/12/17 (c)	5,800,000	5,801,079
Morgan Stanley Capital I, Inc. 5.150%, 06/13/41	250,000	252,246
5.168%, 01/14/42	199,571	195,740
Morgan Stanley Capital I, Inc. (144A) 0.523%, 11/15/30 (c) (g)	29,703,217	251,378
Multi-Family Capital Access One, Inc. 6.650%, 01/15/24	161,198	161,710
Spirit Master Funding, LLC (144A) 5.050%, 07/20/23	1,337,492	1,312,106
Structured Asset Securities Corp. 4.670%, 03/25/35	504,972	504,244
The Bear Stearns Commercial Mortgage Securities, Inc. 4.680%, 08/13/39	150,000	148,094
Wachovia Bank Commercial Mortgage Trust 4.847%, 10/15/41	2,245,000	2,164,269
5.083%, 03/15/42 (c)	1,748,241	1,707,991
5.466%, 01/15/45 (c)	2,039,000	2,014,787
5.513%, 12/15/43 (c)	612,500	534,871
5.777%, 04/15/47 (c)	1,098,000	909,345

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2007

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Commercial Mortgage-Backed Securities—(Continued)
Wachovia Bank Commercial Mortgage Trust 5. 795%, 07/15/45 (c)	$1,360,000	$1,365,433
5.962%, 06/15/45 (c)	1,530,000	1,567,198

		43,457,636

Commercial Services & Supplies—0.2%
The Western Union Co. 5.400%, 11/17/11	2,140,000	2,156,373
Waste Management, Inc. 7.375%, 08/01/10	1,061,000	1,120,732

		3,277,105

Construction & Engineering—0.1%
CRH America, Inc. 6.950%, 03/15/12	1,409,000	1,489,894

Consumer Finance—0.2%
American Express Co. 5.500%, 09/12/16	2,170,000	2,157,238
Capital One Financial Corp. 6.150%, 09/01/16	1,330,000	1,180,176
Dean Witter Discover & Co. 6.750%, 01/01/16	260,000	271,561

		3,608,975

Diversified Financial Services—1.7%
Bank of America Corp. 5.300%, 03/15/17	1,300,000	1,264,089
Bank of America Corp. (144A) 5.490%, 03/15/19	696,000	665,079
Capmark Financial Group, Inc. 5.875%, 05/10/12	1,760,000	1,393,153
CIT Group, Inc. 6.100%, 03/15/67 (c)	180,000	130,698
Citigroup, Inc. 5.000%, 09/15/14	1,105,000	1,052,893
Covidien International Finance S.A. 6.000%, 10/15/17	630,000	651,882
6.550%, 10/15/37	380,000	394,644
DBS Capital Funding Corp. (144A) 7.657%, 03/31/49 (c)	1,190,000	1,271,580
Deutsche Telekom International Finance BV 5.750%, 03/23/16	1,949,000	1,950,826
Duke Capital, LLC 8.000%, 10/01/19	1,253,000	1,443,499
Enel Finance International S.A. 6.250%, 09/15/17	1,920,000	1,942,875
ERP Operating, L.P. 5.750%, 06/15/17	1,900,000	1,809,284
General Electric Capital Corp. 5.250%, 12/06/17	660,000	658,592
5.375%, 10/20/16 (a)	685,000	693,741
5.450%, 01/15/13	572,000	589,543
8.500%, 07/24/08	553,000	563,679

Security Description	Face Amount	Value*

Diversified Financial Services—(Continued)
MidAmerican Funding, LLC 6.927%, 03/01/29	$699,000	$770,649
Mizuho, Ltd. (144A) 6.686%, 03/31/49 (c)	2,240,000	2,095,811
MUFG Capital Finance 6.346%, 07/29/49 (c)	1,711,000	1,620,546
Natexis AMBS Company, LLC (144A) 8.440%, 12/29/49 (c)	280,000	285,700
ORIX Corp. 5.480%, 11/22/11	2,170,000	2,169,931
PNC Funding Corp. 5.625%, 02/01/17	1,080,000	1,051,115
Telecom Italia Capital S.A. 5.250%, 11/15/13	753,000	744,212
UBS Preferred Funding Trust V 6.243%, 05/12/49 (c)	1,930,000	1,858,318
UFJ Finance Aruba AEC 6.750%, 07/15/13	1,320,000	1,434,008
Unicredit Luxembourg Finance S.A. 6.000%, 10/31/17	1,520,000	1,504,981
ZFS Finance USA Trust I (144A) 5.875%, 05/09/32 (c)	500,000	466,065
6.500%, 05/09/37 (c)	1,950,000	1,800,217

		32,277,610

Diversified Telecommunication Services—0.4%
AT&T, Inc. 6.500%, 09/01/37	1,507,000	1,575,837
BellSouth Corp. 6.550%, 06/15/34	1,212,000	1,253,576
Telus Corp. 8.000%, 06/01/11	1,918,000	2,078,093
Verizon New York, Inc. 6.875%, 04/01/12	3,102,000	3,291,244

		8,198,750

Electric Utilities—0.8%
Entergy Louisiana, LLC 8.090%, 01/02/17	699,383	699,656
Exelon Generation Co., LLC 6.200%, 10/01/17	860,000	854,693
6.950%, 06/15/11	2,478,000	2,585,468
FirstEnergy Corp. 6.450%, 11/15/11	1,926,000	1,988,819
Hydro-Quebec 6.300%, 05/11/11	1,600,000	1,713,312
MidAmerican Energy Holdings Co. 3.500%, 05/15/08	694,000	689,440
5.875%, 10/01/12	768,000	796,022
6.125%, 04/01/36	602,000	600,566
Oncor Electric Delivery Co. 7.000%, 09/01/22	1,825,000	1,890,596
PPL Energy Supply, LLC 6.400%, 11/01/11	100,000	102,369

*See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2007

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Electric Utilities—(Continued)
PSE&G Power, LLC 5.500%, 12/01/15	$977,000	$956,504
6.950%, 06/01/12	560,000	597,020
System Energy Resources, Inc. (144A) 5.129%, 01/15/14	692,781	709,518
United Energy Distribution Holdings, Ltd. (144A) 5.450%, 04/15/16	50,000	51,254

		14,235,237

Electronic Equipment & Instruments—0.1%
Tyco Electronics Group S.A. 6.550%, 10/01/17	1,385,000	1,424,571

Energy Equipment & Services—0.1%
Kinder Morgan Energy Partners, L.P. 5.125%, 11/15/14	412,000	401,432
6.750%, 03/15/11	1,202,000	1,260,963
7.750%, 03/15/32	625,000	698,115

		2,360,510

Federal Agencies—16.4%
Federal Home Loan Mortgage Corp. 3.900%, 02/25/08	1,025,000	1,023,901
4.125%, 11/18/09	3,100,000	3,130,656
4.125%, 07/12/10 (a)	787,000	796,690
4.500%, 05/01/18	431,650	424,452
4.500%, 08/01/18	694,689	683,105
4.500%, 11/01/18	661,715	650,680
4.500%, 01/01/19	1,196,944	1,176,984
4.500%, 08/01/19	65,744	64,620
4.500%, 02/01/20	1,090,264	1,071,620
4.500%, 04/01/35	1,301,254	1,231,142
5.000%, 12/01/17	30,159	30,233
5.000%, 05/01/18	295,020	295,744
5.000%, 06/01/18	43,742	43,849
5.000%, 09/01/18	659,892	661,517
5.000%, 12/01/18	98,312	98,554
5.000%, 02/01/19	790,392	791,830
5.000%, 05/01/19	567,628	568,889
5.000%, 06/01/19	318,683	319,262
5.000%, 09/01/33	3,067,066	2,997,113
5.000%, 11/01/33	1,440,346	1,407,495
5.000%, 03/01/34	427,950	418,017
5.000%, 04/01/34	457,345	446,730
5.000%, 05/01/35	550,977	537,937
5.000%, 07/01/35	1,363,252	1,330,987
5.000%, 08/01/35	1,415,588	1,382,084
5.000%, 09/01/35	819,429	800,036
5.000%, 10/01/35	4,848,180	4,733,437
5.500%, 08/23/17	7,900,000	8,476,487
5.500%, 01/01/19	134,261	136,010
5.500%, 04/01/19	73,349	74,362
5.500%, 06/01/19	50,536	51,194
5.500%, 07/01/19	205,825	208,506
5.500%, 08/01/19	67,916	68,800

Security Description	Face Amount	Value*

Federal Agencies—(Continued)
5.500%, 12/01/19	$77,817	$78,831
5.500%, 02/01/20	31,814	32,207
5.500%, 12/01/20	125,133	126,678
5.500%, 10/01/24	723,314	726,671
5.500%, 06/01/25	1,275,028	1,280,405
5.500%, 07/01/25	555,214	557,555
5.500%, 08/01/25	856,381	859,992
5.500%, 09/01/25	766,736	769,969
5.500%, 05/01/33	2,917,679	2,916,844
5.500%, 12/01/33	1,971,657	1,971,093
5.500%, 01/01/34	1,969,448	1,968,885
5.500%, 04/01/34	299,487	299,220
5.500%, 10/01/34	181,589	181,427
5.500%, 11/01/34	246,689	246,469
5.500%, 12/01/34	366,766	366,439
5.500%, 05/01/35	165,919	165,641
5.500%, 07/01/35	1,033,427	1,031,694
5.500%, 09/01/35	442,884	442,141
5.500%, 10/01/35	678,484	677,347
6.000%, 04/01/16	120,422	123,352
6.000%, 04/01/17	205,813	210,764
6.000%, 07/01/17	103,514	106,004
6.000%, 10/01/17	149,425	153,019
6.000%, 08/01/19	847,464	866,576
6.000%, 09/01/19	276,831	283,074
6.000%, 11/01/19	138,890	142,047
6.000%, 05/01/21	486,467	497,657
6.000%, 10/01/21	684,812	700,564
6.000%, 02/01/23	849,039	866,777
6.000%, 12/01/25	373,046	379,889
6.000%, 02/01/26	391,386	398,566
6.000%, 04/01/34	182,892	185,903
6.000%, 07/01/34	739,701	751,878
6.000%, 08/01/34	4,208,747	4,278,036
6.000%, 09/01/34	89,307	90,777
6.000%, 07/01/35	397,400	403,632
6.000%, 08/01/35	489,777	497,457
6.000%, 11/01/35	1,210,184	1,229,161
6.000%, 03/01/36	581,407	590,149
6.000%, 10/01/36	866,523	880,789
6.000%, 11/01/36	1,379,989	1,400,739
6.000%, 01/01/37	889,495	902,869
6.000%, 03/01/37	741,762	752,839
6.000%, 05/01/37	1,864,843	1,892,693
6.000%, 06/01/37	1,383,974	1,404,642
6.500%, 05/01/34	168,574	173,740
6.500%, 06/01/34	224,417	231,297
6.500%, 08/01/34	858,168	884,473
6.500%, 10/01/34	812,542	840,031
6.500%, 11/01/34	465,500	479,769
6.500%, 05/01/37	470,568	483,713
6.500%, 07/01/37	1,961,802	2,016,606
Federal National Mortgage Association 4.010%, 08/01/13 (c)	149,214	144,901
4.019%, 08/01/13 (c)	675,459	657,674
4.500%, 04/01/18	537,332	528,693

*See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2007

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Federal Agencies—(Continued)
Federal National Mortgage Association 4.500%, 06/01/18	$1,165,996	$1,147,250
4.500%, 07/01/18	1,473,076	1,449,393
4.500%, 03/01/19	758,636	746,143
4.500%, 06/01/19	2,698,553	2,654,114
4.500%, 04/01/20	632,191	621,780
4.500%, 05/01/20	260,444	256,085
4.500%, 07/01/20	341,277	335,657
4.500%, 11/01/20	787,970	774,783
4.500%, 02/01/35	491,956	465,828
4.500%, 03/01/35	2,016,316	1,909,387
4.500%, 09/01/35	751,843	711,972
4.548%, 05/01/14 (c)	981,572	974,739
4.630%, 04/01/14	370,236	368,734
4.700%, 03/01/15	619,329	615,774
4.751%, 04/01/13 (c)	79,635	80,164
4.839%, 08/01/14 (c)	1,002,125	1,008,765
4.845%, 06/01/13	93,205	94,064
4.871%, 02/01/14 (c)	662,836	668,590
4.880%, 03/01/20	470,125	472,115
4.926%, 04/01/15 (c)	2,346,478	2,364,331
4.940%, 08/01/15	50,000	50,768
5.000%, 11/01/17	801,341	803,270
5.000%, 02/01/18	3,165,843	3,173,468
5.000%, 11/01/18	60,187	60,338
5.000%, 12/01/18	2,015,929	2,020,969
5.000%, 06/01/19	1,433,330	1,435,973
5.000%, 07/01/19	1,293,937	1,296,324
5.000%, 09/01/19	854,383	855,959
5.000%, 11/01/19	221,407	221,815
5.000%, 12/01/19	64,526	64,645
5.000%, 01/01/20	71,037	71,107
5.000%, 03/01/20	309,705	310,008
5.000%, 05/01/20	556,390	556,936
5.000%, 07/01/20	1,754,631	1,756,353
5.000%, 08/01/20	375,999	376,368
5.000%, 11/01/33	1,506,446	1,472,105
5.000%, 03/01/34	1,468,953	1,435,311
5.000%, 04/01/34	460,685	450,003
5.000%, 05/01/34	466,689	455,869
5.000%, 06/01/34	461,517	450,817
5.000%, 08/01/34	509,364	497,554
5.000%, 09/01/34	1,776,821	1,735,626
5.000%, 11/01/34	296,560	289,685
5.000%, 12/01/34	215,928	210,922
5.000%, 03/01/35	822,392	803,791
5.000%, 06/01/35	2,179,435	2,127,722
5.000%, 07/01/35	8,365,369	8,166,879
5.000%, 08/01/35	2,765,893	2,700,264
5.000%, 08/01/36	537,780	525,020
5.370%, 02/01/13 (c)	386,635	398,690
5.471%, 11/01/15 (c)	448,358	464,751
5.500%, 11/01/17	1,262,188	1,281,272
5.500%, 12/01/17	218,948	222,258
5.500%, 01/01/18	813,935	826,241
5.500%, 02/01/18	689,739	699,990
5.500%, 12/01/18	310,277	314,888

Security Description	Face Amount	Value*

Federal Agencies—(Continued)
5.500%, 06/01/19	$1,194,659	$1,211,383
5.500%, 07/01/19	1,516,530	1,537,760
5.500%, 08/01/19	429,973	435,993
5.500%, 09/01/19	976,006	989,669
5.500%, 11/01/19	190,499	193,165
5.500%, 12/01/19	218,847	221,911
5.500%, 01/01/21	579,702	587,437
5.500%, 03/01/21	833,432	844,340
5.500%, 05/01/22	466,750	472,806
5.500%, 05/01/25	721,958	725,420
5.500%, 06/01/25	494,263	496,633
5.500%, 02/01/33	715,188	715,718
5.500%, 04/01/33	257,514	257,705
5.500%, 05/01/33	60,540	60,585
5.500%, 06/01/33	4,508,794	4,512,138
5.500%, 07/01/33	2,771,640	2,773,694
5.500%, 11/01/33	1,688,206	1,689,459
5.500%, 12/01/33	335,597	335,846
5.500%, 01/01/34 (c)	486,278	486,638
5.500%, 01/01/34	736,897	737,443
5.500%, 02/01/34	1,814,585	1,815,652
5.500%, 03/01/34	214,262	214,348
5.500%, 04/01/34	625,847	625,939
5.500%, 05/01/34	2,459,670	2,459,806
5.500%, 06/01/34	3,289,718	3,289,900
5.500%, 07/01/34	2,865,139	2,865,299
5.500%, 08/01/34	1,235,262	1,235,331
5.500%, 09/01/34	6,480,917	6,481,276
5.500%, 10/01/34	5,360,937	5,361,234
5.500%, 11/01/34	9,058,418	9,058,918
5.500%, 12/01/34	4,438,770	4,439,015
5.500%, 01/01/35	7,298,705	7,299,568
5.500%, 02/01/35	2,107,721	2,107,043
5.500%, 03/01/35	4,328,343	4,325,703
5.500%, 04/01/35	2,033,856	2,032,615
5.500%, 05/01/35	121,655	121,581
5.500%, 07/01/35	993,768	993,162
5.500%, 08/01/35	3,524,768	3,523,440
5.500%, 09/01/35 (c)	1,647,785	1,646,779
5.500%, 09/01/35	805,320	804,830
5.500%, 10/01/35	276,713	276,544
5.500%, 12/01/35	2,430,385	2,428,902
5.500%, 04/01/36	1,636,683	1,635,685
5.500%, 10/01/36	478,234	477,717
5.500%, 11/01/36	395,482	395,054
5.500%, 03/01/37	676,033	675,303
6.000%, 05/15/08	4,179,000	4,200,167
6.000%, 05/15/11 (a)	1,473,000	1,580,685
6.000%, 07/01/16	435,835	446,702
6.000%, 01/01/17	558,117	572,138
6.000%, 02/01/17 (c)	499,921	512,386
6.000%, 07/01/17	773,013	792,288
6.000%, 08/01/17	83,728	85,831
6.000%, 09/01/17	419,227	429,758
6.000%, 03/01/18	68,511	70,232
6.000%, 11/01/18	423,460	434,019

*See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2007

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Federal Agencies—(Continued)
Federal National Mortgage Association 6.000%, 01/01/21	$537,335	$550,220
6.000%, 02/01/21	697,738	714,470
6.000%, 05/01/21	914,233	936,156
6.000%, 01/01/23	94,963	96,995
6.000%, 11/01/25	618,629	630,386
6.000%, 02/01/32	1,605,830	1,637,929
6.000%, 03/01/34	124,462	126,787
6.000%, 04/01/34	2,120,267	2,156,351
6.000%, 05/01/34	191,781	195,013
6.000%, 06/01/34	2,221,701	2,259,152
6.000%, 07/01/34	2,543,426	2,586,300
6.000%, 08/01/34	6,005,475	6,106,711
6.000%, 10/01/34	2,164,926	2,201,421
6.000%, 11/01/34	280,709	285,442
6.000%, 12/01/34	148,500	151,003
6.000%, 04/01/35	75,623	76,838
6.000%, 08/01/35	450,696	457,932
6.000%, 09/01/35 (c)	627,510	638,848
6.000%, 10/01/35	854,899	868,626
6.000%, 11/01/35	383,770	389,931
6.000%, 12/01/35	1,253,166	1,273,286
6.000%, 02/01/36	2,017,342	2,049,542
6.000%, 03/01/36	1,107,549	1,124,930
6.000%, 04/01/36	2,569,314	2,609,635
6.000%, 06/01/36	676,225	686,995
6.000%, 07/01/36	1,212,199	1,231,223
6.000%, 08/01/36	555,468	564,185
6.000%, 12/01/36	729,646	741,096
6.000%, 01/01/37	2,062,351	2,094,671
6.000%, 02/01/37	1,088,294	1,105,227
6.000%, 03/01/37	771,321	783,322
6.000%, 04/01/37	1,166,896	1,185,051
6.000%, 05/01/37	1,131,579	1,149,185
6.000%, 06/01/37	1,513,356	1,536,903
6.000%, 07/01/37	2,698,739	2,740,728
6.330%, 03/01/11 (c)	170,550	178,250
6.500%, 06/01/31	404,419	418,204
6.500%, 07/01/31	185,746	192,077
6.500%, 08/01/31	103,592	107,123
6.500%, 09/01/31	553,546	572,413
6.500%, 02/01/32	528,541	546,555
6.500%, 05/01/32	181,418	187,551
6.500%, 07/01/32	936,667	968,605
6.500%, 08/01/32	834,955	863,184
6.500%, 01/01/33	364,730	377,061
6.500%, 04/01/34	748,203	772,322
6.500%, 06/01/34	195,780	201,789
6.500%, 08/01/34	256,110	263,970
6.500%, 03/01/36	895,663	920,780
6.500%, 04/01/36	413,838	425,443
6.500%, 05/01/36	620,399	637,797
6.500%, 01/01/37	535,753	550,777
6.500%, 02/01/37	2,409,750	2,477,123
6.500%, 04/01/37	608,060	625,047
6.500%, 05/01/37	807,847	830,415
6.500%, 06/01/37	554,848	570,348

Security Description	Face Amount	Value*

Federal Agencies—(Continued)
6.500%, 07/01/37	$798,211	$820,510
6.625%, 09/15/09 (a)	3,886,000	4,078,532
7.500%, 10/01/29	87,490	93,527
7.500%, 02/01/30	60,622	64,847
7.500%, 11/01/31	203,949	217,506
7.500%, 02/01/32	60,775	64,814
Government National Mortgage Association 4.500%, 07/20/33	141,049	133,801
4.500%, 09/15/33	574,374	550,063
4.500%, 09/20/33	72,171	68,462
4.500%, 12/20/34	73,169	69,404
4.500%, 03/20/35	357,112	338,795
5.000%, 07/20/33	276,937	270,547
5.000%, 03/15/34	263,282	259,519
5.000%, 06/15/34	438,154	431,891
5.000%, 12/15/34	269,704	265,849
5.000%, 06/15/35	95,692	94,321
5.500%, 11/15/32	808,959	815,786
5.500%, 08/15/33	3,184,608	3,209,489
5.500%, 12/15/33	1,160,530	1,169,717
5.500%, 09/15/34	1,061,272	1,069,338
5.500%, 02/15/35	98,156	98,903
5.500%, 10/15/35	597,351	601,899
6.000%, 12/15/28	203,891	209,501
6.000%, 12/15/31	209,100	214,585
6.000%, 03/15/32	11,345	11,636
6.000%, 10/15/32	841,579	863,170
6.000%, 01/15/33	145,784	149,439
6.000%, 02/15/33	6,739	6,908
6.000%, 04/15/33	822,602	843,224
6.000%, 08/15/33	8,498	8,711
6.000%, 07/15/34	625,567	641,105
6.000%, 09/15/34	518,484	531,362
6.000%, 01/20/35	449,333	458,807
6.000%, 02/20/35	506,041	516,711
6.000%, 04/20/35	276,839	282,676
6.500%, 11/20/35	400,286	413,935
6.500%, 02/20/36	268,942	277,733

		305,413,748

Food & Staples Retailing—0.2%
CVS Corp. 5.750%, 06/01/17	790,000	795,084
6.125%, 08/15/16	1,080,000	1,108,604
Wal-Mart Stores, Inc. 5.250%, 09/01/35	1,830,000	1,623,236

		3,526,924

Food Products—0.0%
The Kroger Co. 6.400%, 08/15/17	340,000	355,610

Foreign Government—0.2%
Egypt Government AID Bond 4.450%, 09/15/15	403,000	400,901

*See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2007

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Foreign Government—(Continued)
Israel Government International AID Bond 4.625%, 06/15/13	$1,095,000	$1,078,980
Province of Ontario Canada 5.000%, 10/18/11	2,170,000	2,242,456

		3,722,337

Government Agency—0.4%
Financing Corp. 9.650%, 11/02/18	430,000	612,497
Massachusetts Bay Transportation Authority (MBTA) 5.250%, 07/01/17	1,430,000	1,599,970
Small Business Administration Participation Certificates 4.350%, 07/01/23 (c)	1,553,633	1,516,926
4.770%, 04/01/24	79,740	79,349
4.950%, 03/01/25 (c)	496,826	488,811
4.990%, 09/01/24 (c)	268,613	270,047
5.090%, 10/01/25 (c)	594,476	598,948
5.110%, 08/01/25 (c)	662,893	669,045
5.180%, 05/01/24 (c)	129,506	131,275
5.390%, 12/01/25 (c)	819,472	836,225
5.520%, 06/01/24 (c)	430,451	442,372
U.S. Department of Housing & Urban Development 7.498%, 08/01/11	98,000	103,828

		7,349,293

Health Care Equipment & Supplies—0.1%
Baxter International, Inc. 5.900%, 09/01/16	1,496,000	1,554,402

Health Care Providers & Services—0.0%
HCA, Inc. 8.750%, 09/01/10	294,000	296,572

Hotels, Restaurants & Leisure—0.1%
Marriott International, Inc. 6.375%, 06/15/17	1,760,000	1,805,719
Wyndham Worldwide Corp. 6.000%, 12/01/16	1,077,000	1,021,427

		2,827,146

Household Durables—0.1%
Fortune Brands, Inc. 5.125%, 01/15/11	1,435,000	1,432,088

Insurance—0.4%
American International Group, Inc. 6.250%, 03/15/37	1,510,000	1,350,573
Chubb Corp. 6.375%, 03/29/67 (c)	2,110,000	2,058,119
Everest Reinsurance Holdings, Inc. 8.750%, 03/15/10	100,000	109,438

Security Description	Face Amount	Value*

Insurance—(Continued)
Fund American Cos., Inc. 5.875%, 05/15/13	$735,000	$736,586
ING Groep NV 5.775%, 12/29/49 (c)	2,310,000	2,135,586
The Allstate Corp. 5.550%, 05/09/35	1,326,000	1,179,562

		7,569,864

Machinery—0.1%
Kennametal, Inc. 7.200%, 06/15/12	1,284,000	1,395,346

Media—0.3%
CBS Corp. 6.625%, 05/15/11	1,485,000	1,540,285
Cox Communications, Inc. 4.625%, 06/01/13	1,473,000	1,409,234
Hearst-Argyle Television, Inc. 7.500%, 11/15/27	200,000	208,860
News America Holdings, Inc. 8.500%, 02/23/25	722,000	860,397
News America, Inc. 6.200%, 12/15/34	938,000	924,671
Time Warner Entertainment Co., L.P. 8.375%, 07/15/33	1,240,000	1,493,714

		6,437,161

Metals & Mining—0.1%
Vale Overseas, Ltd. 6.250%, 01/23/17	1,560,000	1,564,844

Multi-Utilities—0.2%
Centerpoint Energy Resources Corp. 7.875%, 04/01/13	1,293,000	1,419,697
Dominion Resources, Inc. 5.150%, 07/15/15	1,756,000	1,699,162
Pacific Gas & Electric Co. 4.800%, 03/01/14	397,000	385,968

		3,504,827

Office Electronics—0.1%
Xerox Corp. 5.500%, 05/15/12	820,000	833,626
6.400%, 03/15/16	440,000	450,244

		1,283,870

Oil, Gas & Consumable Fuels—0.4%
Ocean Energy, Inc. 7.250%, 10/01/11	2,215,000	2,407,269
Pemex Project Funding Master Trust 9.125%, 10/13/10	35,000	38,675
Ras Laffan Liquefied Natural Gas Co., Ltd. III 5.832%, 09/30/16	970,000	985,695

*See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2007

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Oil, Gas & Consumable Fuels—(Continued)
Valero Energy Corp. 6.875%, 04/15/12	$2,023,000	$2,158,648
Weatherford International, Inc. 6.350%, 06/15/17	480,000	496,155
XTO Energy, Inc. 5.650%, 04/01/16	1,830,000	1,843,000

		7,929,442

Paper & Forest Products—0.0%
MeadWestvaco Corp. 6.800%, 11/15/32	607,000	571,683
6.850%, 04/01/12	35,000	36,968

		608,651

Pharmaceuticals—0.2%
Allergen, Inc. 5.750%, 04/01/16	1,430,000	1,464,715
Cardinal Health, Inc. (144A) 6.300%, 10/15/16 (c)	793,000	812,770
Hospira, Inc. 5.550%, 03/30/12	530,000	538,943
6.050%, 03/30/17 (c)	1,847,000	1,855,871

		4,672,299

Real Estate Investment Trusts—0.4%
Boston Properties, Inc. 5.000%, 06/01/15	200,000	185,277
HRPT Properties Trust 6.250%, 08/15/16	1,776,000	1,688,280
Kimco Realty Corp. 5.783%, 03/15/16	1,040,000	1,004,072
Prologis 5.750%, 04/01/16 (a)	1,743,000	1,636,050
Simon Property Group, L.P. 5.100%, 06/15/15	2,102,000	1,976,277
5.875%, 03/01/17	1,328,000	1,273,018
Vornado Realty, L.P. 4.750%, 12/01/10	530,000	528,817

		8,291,791

Road & Rail—0.1%
CSX Corp. 6.750%, 03/15/11	574,000	602,330
7.900%, 05/01/17	1,120,000	1,254,849
Norfolk Southern Corp. 7.050%, 05/01/37	360,000	390,147

		2,247,326

Specialty Retail—0.1%
Federated Retail Holdings, Inc. 5.350%, 03/15/12	480,000	467,662
Home Depot, Inc. 5.875%, 12/16/36	1,310,000	1,105,510

Security Description	Face Amount	Value*

Specialty Retail—(Continued)
Limited Brands, Inc. 5.250%, 11/01/14	$1,377,000	$1,235,958

		2,809,130

Thrifts & Mortgage Finance—0.1%
Countrywide Financial Corp. 6.250%, 05/15/16 (a)	1,648,000	948,536

U.S. Treasury—10.1%
U.S. Treasury Bonds 4.500%, 02/15/36 (a)	5,612,000	5,640,498
5.375%, 02/15/31 (a)	12,741,000	14,354,533
6.000%, 02/15/26 (a)	5,369,000	6,353,879
6.250%, 08/15/23 (a)	3,748,000	4,487,353
6.750%, 08/15/26 (a)	10,508,000	13,450,240
U.S. Treasury Notes 3.875%, 02/15/13 (a)	9,213,000	9,397,260
4.000%, 06/15/09 (a)	203,000	205,649
4.000%, 11/15/12 (a)	3,625,000	3,722,705
4.250%, 08/15/13 (a)	9,273,000	9,611,316
4.500%, 03/31/09 (a)	3,276,000	3,330,771
4.750%, 11/15/08 (a)	10,722,000	10,842,622
4.875%, 08/15/09 (a)	6,716,000	6,901,738
4.875%, 08/15/16 (a)	6,300,000	6,708,517
5.125%, 06/30/11 (a)	3,496,000	3,714,227
5.500%, 02/15/08	753,000	754,941
5.625%, 05/15/08 (a)	53,503,000	53,933,539
6.500%, 02/15/10 (a)	31,404,000	33,580,203

		186,989,991

Wireless Telecommunication Services—0.3%
Cingular Wireless, LLC 6.500%, 12/15/11	900,000	947,490
France Telecom S.A. 7.750%, 03/01/11 (c)	346,000	371,889
Nextel Communications, Inc. 5.950%, 03/15/14	1,915,000	1,800,041
Telefonica Emisiones, S.A.U. 7.045%, 06/20/36	1,120,000	1,251,920
Telefonica Europe 7.750%, 09/15/10	650,000	695,730

		5,067,070

Yankee—1.2%
Atlas Copco AB 5.600%, 05/22/17	1,580,000	1,580,577
BNP Paribas (144A) 7.195%, 12/31/49 (c)	1,300,000	1,281,683
Commonwealth Bank of Australia (144A) 5.000%, 11/06/12 (a)	2,580,000	2,633,009
Consumers International, Inc. 10.250%, 04/01/49 (d) (e) (f)	50,000	0
EDP Finance BV 6.000%, 02/02/18	1,930,000	1,882,398

*See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2007

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Yankee—(Continued)
European Investment Bank 5.125%, 05/30/17	$9,325,549	$10,576,438
Nexen, Inc. 5.875%, 03/10/35	1,550,000	1,460,425
Norsk Hydro A/S 7.750%, 06/15/23	100,000	118,444
Vodafone Group, Plc. 5.625%, 02/27/17	1,961,000	1,952,674

		21,485,648

Total Fixed Income (Identified Cost $738,817,139)		740,181,461

Short Term Investments—15.0%
Security Description	Face Amount/ Shares	Value*

Commercial Paper—1.2%
General Electric Capital Corp. 4.150%, 01/02/08	$22,039,000	22,036,460

Mutual Funds—13.8%
State Street Navigator Securities Lending Prime Portfolio (h)	255,664,311	255,664,311

Total Short Term Investments (Identified Cost $277,700,771)		277,700,771

Total Investments—113.5% (Identified Cost $2,026,489,338) (i)		2,109,622,757
Liabilities in excess of other assets		(250,456,999)

Total Net Assets—100%		$1,859,165,758

(a)	A portion or all of the security was held on loan. As of December 31, 2007, the market value of securities loaned was $276,880,325 and the collateral received consisted of cash in the amount of $255,664,311 and non cash collateral with a value of $26,960,818. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian.
(b)	Non-Income Producing.
(c)	Variable or Floating Rate Security. Rate disclosed is as of December 31, 2007.
(d)	Non-Income Producing; Defaulted Bond.
(e)	Security was valued in good faith under procedures established by the Board of Directors.
(f)	Zero Valued Security.
(g)	Interest Only Certificate. This security receives monthly interest payments but is not entitled to principal payments.
(h)	Represents investment of cash collateral received from securities lending transactions.
(i)	The aggregate cost of investments for federal income tax purposes as of December 31, 2007 was $2,043,480,152 and the composition of unrealized appreciation and depreciation of investment securities was $133,741,508 and $(67,598,903), respectively.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2007, the market value of 144A securities was $24,551,028, which is 1.3% of total net assets.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(GDR)—	Global Depository Receipt.
(RDU)—	Restricted Depository Unit. Each restricted depository unit represents the right to receive one common unit that has been deposited with the depository bank, and any other securities, cash or property that the depository bank receives in respect of the common unit.
(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(EUR)—	Euro
(GBP)—	British Pound

*See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Statement of Assets & Liabilities

December 31, 2007

Assets
Investments at value (a) (c)		$2,109,622,757
Cash		42,468
Foreign cash at value (b)		(192)
Receivable for:
Securities sold		1,377,437
Fund shares sold		349,397
Accrued interest and dividends		8,954,053
Foreign taxes		43,360

Total Assets		2,120,389,280
Liabilities
Payable for:
Securities purchased	$1,490,106
Fund shares redeemed	2,800,355
Withholding taxes	8,967
Collateral for securities loaned	255,664,311
Accrued expenses:
Management fees	837,419
Service and distribution fees	279,623
Deferred directors’ fees	60,054
Other expenses	82,687

Total Liabilities		261,223,522

Net Assets		$1,859,165,758

Net assets consists of:
Capital paid in		$1,647,739,362
Undistributed net investment income		54,123,170
Accumulated net realized gains		74,169,942
Unrealized appreciation on investments and foreign currency		83,133,284

Net Assets		$1,859,165,758

Computation of offering price:
Class A
Net asset value and redemption price per share ($264,375,897 divided by 1,710,856 shares outstanding)		$154.53

Class B
Net asset value and redemption price per share ($233,742,177 divided by 1,527,271 shares outstanding)		$153.05

Class E
Net asset value and redemption price per share ($73,556,952 divided by 478,094 shares outstanding)		$153.85

Class F
Net asset value and redemption price per share ($1,287,490,732 divided by 8,389,598 shares outstanding)		$153.46

(a) Identified cost of investments		$2,026,489,338

(b) Identified cost of foreign cash		$(191)

(c)	Includes cash collateral for securities loaned of $255,664,311.

Statement of Operations

For the Year Ended December 31, 2007

Investment Income
Dividends		$23,388,290	(a)
Interest		42,821,611	(b)

		66,209,901
Expenses
Management fees	$10,307,018
Service and distribution fees—Class B	569,398
Service and distribution fees—Class E	126,086
Service and distribution fees—Class F	2,743,930
Directors’ fees and expenses	26,188
Custodian	321,149
Audit and tax services	36,237
Legal	1,558
Printing	617,819
Insurance	21,980
Miscellaneous	22,495

Total expenses	14,793,858
Expense reductions	(146,755)	14,647,103

Net Investment Income		51,562,798

Realized and Unrealized Gain (Loss)
Realized gain (loss) on:
Investments—net	109,964,869
Foreign currency transactions—net	(128,993)	109,835,876

Change in unrealized depreciation on:
Investments—net	(78,817,633)
Foreign currency transactions—net	(744)	(78,818,377)

Net gain		31,017,499

Net Increase in Net Assets From Operations		$82,580,297

(a)	Net of foreign taxes of $216,870.
(b)	Includes net income on securities loaned of $840,177.

See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2007	Year ended December 31, 2006
From Operations
Net investment income	$51,562,798	$38,340,404
Net realized gain	109,835,876	77,104,353
Unrealized appreciation (depreciation)	(78,818,377)	51,628,241

Increase in net assets from operations	82,580,297	167,072,998

From Distributions to Shareholders
Net investment income
Class A	(6,077,127)	(9,353,948)
Class B	(4,271,221)	(5,663,220)
Class E	(1,741,399)	(3,000,726)
Class F	(27,365,987)	0

	(39,455,734)	(18,017,894)

Net realized gain
Class A	(9,194,580)	(5,851,759)
Class B	(7,330,189)	(3,895,024)
Class E	(2,813,723)	(1,986,975)
Class F	(46,173,029)	0

	(65,511,521)	(11,733,758)

Total distributions	(104,967,255)	(29,751,652)

Increase (decrease) in net assets from capital share transactions	(92,438,567)	1,325,851,593

Total increase (decrease) in net assets	(114,825,525)	1,463,172,939

Net Assets
Beginning of the period	1,973,991,283	510,818,344

End of the period	$1,859,165,758	$1,973,991,283

Undistributed Net Investment Income
End of the period	$54,123,170	$39,299,175

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2007		Year ended December 31, 2006
	Shares	$	Shares	$
Class A
Sales	285,406	$44,679,626	350,649	$51,588,250
Reinvestments	98,527	15,271,707	105,911	15,205,707
Redemptions	(460,811)	(72,109,670)	(436,903)	(64,820,987)

Net increase (decrease)	(76,878)	$(12,158,337)	19,657	$1,972,970

Class B
Sales	536,030	$83,546,125	448,718	$65,767,442
Reinvestments	75,442	11,601,410	67,075	9,558,244
Redemptions	(442,313)	(68,803,892)	(239,167)	(35,203,038)

Net increase	169,159	$26,343,643	276,626	$40,122,648

Class E
Sales	191,657	$30,163,464	106,458	$15,712,560
Reinvestments	29,485	4,555,122	34,840	4,987,701
Redemptions	(290,620)	(45,525,263)	(208,798)	(30,778,276)

Net decrease	(69,478)	$(10,806,677)	(67,500)	$(10,078,015)

Class F
Sales	529,936	$82,534,533	1,418,148	$206,416,218
Shares issued through acquisition	0	0	8,939,065	1,285,437,558
Reinvestments	477,092	73,539,016	0	0
Redemptions	(1,617,157)	(251,890,745)	(1,357,486)	(198,019,786)

Net increase (decrease)	(610,129)	$(95,817,196)	8,999,727	$1,293,833,990

Increase (decrease) derived from capital share transactions		$(92,438,567)		$1,325,851,593

See accompanying notes to financial statements.

MSF-17

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Financial Highlights

	Class A
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$156.45	$147.99	$147.96	$138.13	$119.83

Income From Investment Operations
Net investment income	4.40 (a)	4.32	3.84	3.60	3.30
Net realized and unrealized gain on investments	2.49	13.06	0.46	11.53	16.79

Total from investment operations	6.89	17.38	4.30	15.13	20.09

Less Distributions
Distributions from net investment income	(3.51)	(5.49)	(2.61)	(4.52)	(1.79)
Distributions from net realized capital gains	(5.30)	(3.43)	(1.66)	(0.78)	0.00

Total distributions	(8.81)	(8.92)	(4.27)	(5.30)	(1.79)

Net Asset Value, End of Period	$154.53	$156.45	$147.99	$147.96	$138.13

Total Return (%)	4.4	12.2	3.1	11.3	17.0
Ratio of operating expenses to average net assets before expense reductions (%)	0.58	0.59	0.66	0.64	0.69
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.57	0.58	0.65	0.63	0.69
Ratio of net investment income to average net assets (%)	2.80	2.74	2.53	2.60	2.55
Portfolio turnover rate (%)	58	55	47	89	62
Net assets, end of period (000)	$264,376	$279,698	$261,653	$268,870	$148,601

	Class B
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$155.02	$146.58	$146.59	$136.93	$119.01

Income From Investment Operations
Net investment income	3.97 (a)	3.71	2.75	3.64	2.53
Net realized and unrealized gain on investments	2.45	13.15	1.16	11.01	17.11

Total from Investment operations	6.42	16.86	3.91	14.65	19.64

Less Distributions
Distributions from net investment income	(3.09)	(4.99)	(2.26)	(4.21)	(1.72)
Distributions from net realized capital gains	(5.30)	(3.43)	(1.66)	(0.78)	0.00

Total distributions	(8.39)	(8.42)	(3.92)	(4.99)	(1.72)

Net Asset Value, End of Period	$153.05	$155.02	$146.58	$146.59	$136.93

Total Return (%)	4.1	11.9	2.9	11.0	16.7
Ratio of operating expenses to average net assets before expense reductions (%)	0.83	0.84	0.91	0.89	0.94
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.82	0.83	0.90	0.88	0.94
Ratio of net investment income to average net assets (%)	2.56	2.50	2.29	2.39	2.30
Portfolio turnover rate (%)	58	55	47	89	62
Net assets, end of period (000)	$233,742	$210,529	$158,528	$103,373	$29,582

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(c)	Commencement of operations was April 26, 2004 and May 2, 2006 for Classes E and F, respectively.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-18

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Financial Highlights

	Class E
	Year ended December 31,
	2007	2006	2005	2004(c)
Net Asset Value, Beginning of Period	$155.83	$147.36	$147.29	$135.61

Income From Investment Operations
Net investment income	4.14 (a)	4.27	3.46	2.33
Net realized and unrealized gain on investments	2.46	12.81	0.60	9.35

Total from investment operations	6.60	17.08	4.06	11.68

Less Distributions
Distributions from net investment income	(3.28)	(5.18)	(2.33)	0.00
Distributions from net realized capital gains	(5.30)	(3.43)	(1.66)	0.00

Total distributions	(8.58)	(8.61)	(3.99)	0.00

Net Asset Value, End of Period	$153.85	$155.83	$147.36	$147.29

Total Return (%)	4.2	12.0	3.0	8.6	(d)
Ratio of operating expenses to average net assets before expense reductions (%)	0.73	0.74	0.81	0.79	(e)
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.72	0.73	0.80	0.78	(e)
Ratio of net investment income to average net assets (%)	2.65	2.57	2.38	2.57	(e)
Portfolio turnover rate (%)	58	55	47	89
Net assets, end of period (000)	$73,557	$85,327	$90,637	$89,519

	Class F
	Year ended December 31,
	2007	2006(c)
Net Asset Value, Beginning of Period	$155.39	$143.80

Income From Investment Operations
Net investment income	4.08 (a)	2.69
Net realized and unrealized gain on investments	2.43	8.90

Total from investment operations	6.51	11.59

Less Distributions
Distributions from net investment income	(3.14)	0.00
Distributions from net realized capital gains	(5.30)	0.00

Total distributions	(8.44)	0.00

Net Asset Value, End of Period	$153.46	$155.39

Total Return (%)	4.2	8.1	(d)
Ratio of operating expenses to average net assets before expense reductions (%)	0.78	0.79	(e)
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.77	0.78	(e)
Ratio of net investment income to average net assets (%)	2.60	2.67	(e)
Portfolio turnover rate (%)	58	55
Net assets, end of period (000)	$1,287,491	$1,398,437

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(c)	Commencement of operations was April 26, 2004 and May 2, 2006 for Classes E and F, respectively.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-19

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Notes to Financial Statements—December 31, 2007

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The MFS Total Return Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B, Class E and Class F. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B, Class E and Class F shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

MSF-20

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Notes to Financial Statements—December 31, 2007—(Continued)

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated day-to-day responsibility for valuing Portfolio assets to MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”) who values such assets as described above and operates under procedures approved by the Board.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign

MSF-21

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Notes to Financial Statements—December 31, 2007—(Continued)

withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Options:

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

MSF-22

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Notes to Financial Statements—December 31, 2007—(Continued)

Credit and Market Risk:

The Portfolio may invest in high yield instruments that are subject to certain credit and market risks. The yields of high yield instruments reflect, among other things, perceived credit risk. The Portfolio’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

As of December 31, 2007, the Portfolio had capital loss carryovers as follows:

Expiring 12/31/09	Total
$10,856,151	$10,856,151

The utilization of the capital loss carryforward acquired as part of a merger may be limited under Section 382 of the Internal Revenue Code.

The tax character of distributions paid for the periods ended December 31, 2007 and 2006 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2007	2006	2007	2006	2007	2006	2007	2006
$41,790,578	$18,017,894	$63,176,677	$11,733,758	$—	$—	$104,967,255	$29,751,652

As of December 31, 2007, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation	Loss Carryforwards	Total
$70,071,514	$108,490,971	$66,142,470	$(10,856,151)	$233,848,804

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

Expense Reductions:

Certain Portfolio trades are directed to brokers who paid a portion of the Portfolio’s expenses. Amounts paid for the Portfolio are shown as expense reductions in the Statement of Operations.

3.	INVESTMENT TRANSACTIONS:

For the year ended December 31, 2007, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$168,788,560	$955,646,633	$134,591,668	$1,054,699,913

MSF-23

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Notes to Financial Statements—December 31, 2007—(Continued)

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2007	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
$10,307,018	0.600%	Of the first $250 million
	0.550%	Of the next $500 million
	0.500%	On amounts in excess of $750 million

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Massachusetts Financial Services Co. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Service and Distribution Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, E and F shares. Under the Distribution and Service Plan, the Class B, E and F shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing, the Class B, E and F shares. The fees under the Distribution and Service Plan for each applicable class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares, 0.15% per year for Class E shares and 0.20% per year for Class F shares. Amounts paid by the Portfolio for the year ended December 31, 2007 are shown as Service and Distribution fees in the Statement of Operations.

5.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolios’ behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Portfolio receives 80% of the annual net income from securities lending transactions, which is included in interest income of the Portfolio. The remaining 20% is paid to the custodian as compensation for its securities lending services. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. Any outstanding loans by the Portfolio at December 31, 2007 are footnoted in the Schedule of Investments.

6.	REGULATORY MATTERS:

As previously reported, in May 2004, General American received a Wells Notice stating that the SEC staff was considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws against General American with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through General American. General American responded to the SEC staff and cooperated with the investigation. On August 9,

MSF-24

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Notes to Financial Statements—December 31, 2007—(Continued)

2007, the SEC announced that it had settled an enforcement action regarding late trading against General American with, among other things, General American agreeing to pay a civil penalty and to comply with certain undertakings. General American consented to the SEC’s order without admitting or denying the findings. MetLife Advisers has also advised the Fund’s Board of Directors that, while certain exceptions to the Fund’s policies have been noted, no situations have been identified that would have a material impact on the financial position of the Fund.

7.	RECENT ACCOUNTING PRONOUNCEMENTS:

Effective June 29, 2007, the Fund implemented Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes— an interpretation of FASB Statement No. 109” (“FIN 48”). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Fund, and has determined that the adoption of FIN 48 does not have a material impact on the Fund’s financial statements. The Fund files U.S. tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s tax returns remains open for the years ended December 31, 2004 through December 31, 2006.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

MSF-25

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of the Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the MFS Total Return Portfolio, one of the portfolios constituting the Metropolitan Series Fund, Inc. (the “Fund”) as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MFS Total Return Portfolio of the Metropolitan Series Fund, Inc. as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 28, 2008

MSF-26

Metropolitan Series Fund, Inc.

Directors and Officers

The Fund’s Directors review actions of the Fund’s investment adviser and subadvisers, and decide upon matters of general policy. The Fund’s officers supervise the daily business operations of the Fund. The Board of Directors and the Fund’s officers are listed below. Each Director is responsible for overseeing all 36 Portfolios of the Fund. There is no limit to the term a Director may serve. Directors serve until their resignation, retirement or removal in accordance with the Fund’s organizational documents and policies adopted by the Board from time to time. Officers hold office at the pleasure of the Board or until the election or appointment and the qualification of a successor. The address of the directors and officers is c/o Metropolitan Series Fund, Inc., 501 Boylston Street, Boston, MA 02116.

Interested Directors(1)

Each Director below is an “interested person” (as defined by the 1940 Act) with respect to the Fund in that Ms. Forget is an employee of MetLife and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Elizabeth M. Forget Age: 41	Director, Chairman of the Board, President and Chief Executive Officer	2006	Senior Vice President (since 2007), MetLife, Inc.; President, Met Investors Advisory, LLC (“MIA”); Trustee and President, Met Investors Series Trust (“MIST”); Executive Vice President, MetLife Investors Group, Inc.; President (since 2006), MetLife Advisers.	81

Arthur G. Typermass Age: 70	Director	1998	Formerly, Senior Vice President and Treasurer, MetLife.	37

Non-Interested Directors(1)

Each Director below is not an “interested person” (as defined by the 1940 Act) with respect to the Fund (collectively, the “Independent Directors”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† Age: 70	Director	1985	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	37

Linda B. Strumpf Age: 60	Director	2000	Vice President and Chief Investment Officer, Ford Foundation.	37

Michael S. Scott Morton† Age: 70	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, MIT.	37

H. Jesse Arnelle Age: 74	Director	2001	Formerly, Counsel, Womble Carlyle Sandrie & Rice; Director, Textron Inc. (global multi-industry company)*; formerly, Director, Gannet Co. Inc. (diversified news and information company)*; formerly, Director, Eastman Chemical Company (global chemical company)*; formerly, Director, Waste Management, Inc.*; formerly, Director, Armstrong Holdings Inc. (parent company of floor and ceiling products business)*; formerly, Director, FPL Group Inc. (public utility holding company)*; Director, URS Corporation (engineering design services firm)*.	37

Nancy Hawthorne Age: 56	Director	2003	Director, Avid Technologies (computer software company)*; formerly, Chairman of the Board of Avid Technologies; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Chief Executive Officer, Clerestory LLC (corporate financial advisor); formerly, Trustee, New England Zenith Fund (“Zenith Fund”)**; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company )*.	37

MSF-27

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
John T. Ludes Age: 71	Director	2003	President, LFP Properties (consulting firm); Formerly, Trustee, Zenith Fund**; formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	37

Officers(1)

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey P. Halperin	40	Chief Compliance Officer	2006	Vice President (since 2006), Corporate Ethics and Compliance Department, MetLife, Inc.; Chief Compliance Officer (since 2006), MetLife Advisers, MIA and MIST.

John F. Guthrie, Jr.	64	Senior Vice President	2002	Manager and Senior Vice President, MetLife Advisers; Vice President, MetLife; Vice President (since 2003), MetLife Group, Inc.; Vice President, NELICO; Vice President (since 2005), MIA; formerly, Senior Vice President, Zenith Fund**.

Alan C. Leland	55	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Treasurer (since 2005), Met Investors Advisory, LLC; Vice President (since 2004), MIA; Vice President (since 2003), MetLife Group, Inc.; Vice President, MetLife; Senior Vice President, NELICO

Peter Duffy	52	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers (since 1998); Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife Group, Inc.; formerly, Vice President and Treasurer, Zenith Fund**.

Thomas M. Lenz	49	Vice President and Secretary	2002	General Counsel and Secretary, MetLife Advisers; Assistant General Counsel, MetLife; formerly, Vice President and Secretary, Zenith Fund**.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
**	The Zenith Fund deregistered with the Securities and Exchange Commission (“SEC”) in 2004.
(†)	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the “State Street Research Funds”).
(1)	Each Director of the Fund also serves as trustee of Metropolitan Series Fund II (“Met Series Fund II”), a registered investment company advised by MetLife Advisers. Each officer of the Fund serves in the same position with Met Series Fund II, which consists of one portfolio.
(2)	Previous positions during the past five years with the Fund, MIST, MetLife, MetLife Advisers, MIA, Zenith Fund, NELICO or New England Securities Corporation are omitted if not materially different.
(3)	The Fund Complex includes the Fund (36 portfolios), Met Series Fund II (1 portfolio) and MIST (44 portfolios)

MSF-28

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Fund’s Contract Review Committees of the Board of Directors (the “Board”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (collectively, the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals at the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers, the Fund’s investment adviser, and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through the subadvisers’ responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies and the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (viii) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (ix) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (x) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xi) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee on September 12, 2007, the Board, at its November 15, 2007 meeting, approved the continuation through December 31, 2008 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio of the Fund. The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the establishment of the investment strategies of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of Subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of

MSF-29

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ recommendations regarding reductions in Fee rates, implementation of Fee breakpoints and institution of Fee waivers and expense caps.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and their affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

MSF-30

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution, brokerage and transfer agency services to the Portfolios, and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2008.

MSF-31

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2007 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-32

Metropolitan Series Fund, Inc. MFS Value Portfolio (formerly Harris Oakmark Large Cap Value Portfolio) Annual Report	December 31, 2007

Letter from the President

February 1, 2008

Letter to Policy Holders:

2007 was a tumultuous year in the financial markets driven by concerns in the credit markets surrounding sub-prime mortgages and fears of recession in the U.S. Economy. The broad markets were mixed, with the Dow Jones Industrial Average up 8.9% and the MSCI EAFE Index, which measures the performance of international equities, up 11.2% for the year, while the Russell 2000 Index, which measures the performance of small capitalization stocks, was down 1.6%.

In the fixed income markets, credit spreads increased as a result of the pressure from sub-prime mortgage crisis and the Federal Reserve lowered interest rates by a total of 1% during the year. The Lehman Brothers Aggregate Bond Index posted a 7.0% return for the year.

On the following pages, you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth Forget

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

MFS Value Portfolio (formerly Harris Oakmark Large Cap Value Portfolio)

Currently managed by Massachusetts Financial Services Company

Formerly managed by Harris Associates, L.P.*

Portfolio Manager Commentary*

Harris Associates L.P. (“Harris”), the Portfolio’s subadviser prior to January 7, 2008, prepared this commentary, which addresses the Portfolio’s performance for the one year period ended December 31, 2007. On January 7, 2008, Massachusetts Financial Services Company (“MFS”) succeeded Harris as the subadviser to the Portfolio and the name of the Portfolio was changed from the Harris Oakmark Large Cap Value Portfolio to the MFS Value Portfolio. This commentary and performance does not reflect the management of MFS.

PORTFOLIO PERFORMANCE

For the year ended December 31, 2007, the Class A shares of the Portfolio returned -3.8%, compared to its benchmark, the Russell 1000 Value Index1, which returned -0.2%. The average return of its peer group, the Lipper Variable Insurance Products Large Cap Value Funds Universe2, was 1.7% over the same period.

PORTFOLIO REVIEW

The S&P 500 gained 5.5% in 2007, but a single number fails to describe the increasing divergence between the market’s winners and losers (the statistical performance spread between the top and bottom performers widened substantially in the past six months, frustrating value-minded investors who expect valuation excesses to eventually correct).

As of December 31, 2007, the Portfolio held 52 securities across a variety of industries. During the year, we initiated positions in Best Buy, Capital One Financial, FedEx Corporation, and Sprint Nextel Corporation. Other changes in the Portfolio during the year include Bank of New York’s acquisition of Mellon Financial. The resulting firm is now known as Bank of New York Mellon Corporation. Additionally, conglomerate holding Tyco International Ltd. spun off two business units. As a result the Portfolio now holds Covidien (formerly Tyco Healthcare Group) and Tyco Electronics. Tyco International, which retained its fire and security and engineered products and services businesses, also remains in the Portfolio. We eliminated several positions during the year: Coca-Cola, DIRECTV Group, EchoStar Communications, First Data, Gannett, Gap, Mattel, and MGIC Investment Corporation.

McDonald’s, Yum! Brands, and Intel Corporation had the most positive impact on performance during the period. McDonald’s produced solid earnings as it continued to successfully execute its strategy for operational improvements. The big drivers of future earnings will be menu-driven in the U.S. and kitchen-driven in Europe. In the U.S., the company will be rolling out its premium beverages along with new menu items, while in Europe the focus will be on kitchen remodels required for premium chicken products.

Yum! Brands continued to show strong international growth, especially in China. Management expects to increase franchise ownership in the U.S. to over 90% by 2010, which we think should increase overall growth for the company.

Intel delivered solid positive performance throughout the year. The firm consistently reported better than expected earnings during 2007, and in the most recent quarter reported strong quarterly earnings (up 41%) with gross margins expected to be around 52% for the full year. We believe Intel will benefit from the explosion of processor power needed at the client and the Internet service level. The trend toward mobile computing should also be a positive for the company.

Washington Mutual, Pulte, and Citigroup had the most negative impact on performance during the period. The deterioration in the housing market, coupled with significant loan write-offs, has injured Washington Mutual’s earnings power. While fundamentals have been hurt in this environment, we continue to feel that its retail banking franchise and mortgage business still have the potential to add value. We feel the sell off has been overdone and the stock looks very cheap, trading at just 4 times 2009 expected earnings.

The environment for home-builders remains challenging. Pulte has been forced to take write-offs, as business fundamentals weaken. However, with its stock trading at a significant discount to book value, we feel that the bad news is already factored into the share price.

Like other large financial institutions, Citigroup took a large write-down this past quarter relating to its Collateralized Debt Obligations (CDO) portfolio. Since then, the company has raised capital, replaced its Chief Executive Officer, and is making good progress in reducing Structured Investment Vehicle (SIV) exposure.

* The views expressed above are those of the subadvisory firm as of December 31, 2007 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

1 The Russell 1000® Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have a low price-to-book and price-to-earnings ratio, higher divided yields and lower forecasted growth values.

2 The Lipper Variable Insurance Products Fund Average is an average of the total return performance (calculated on the basis of net asset value) of variable product funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-2

Metropolitan Series Fund, Inc.

MFS Value Portfolio (formerly Harris Oakmark Large Cap Value Portfolio)

A $10,000 INVESTMENT COMPARED TO

THE RUSSELL 1000 VALUE INDEX

Average Annual Returns as of December 31, 2007

	MFS Value Portfolio			Russell 1000 Value Index
	Class A	Class B	Class E
1 Year	-3.8%	-4.0%	-3.9%	-0.2%
5 Year	9.4	9.1	9.3	14.6
Since Inception	5.4	7.7	5.2	7.2

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 11/9/98, 7/30/02 and 5/1/01, respectively. Index since inception return is based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION as of December 31, 2007

Top Holdings

% of Total Net Assets
Yum! Brands, Inc.	3.3%
Viacom, Inc. (Class B)	2.9%
Texas Instruments, Inc.	2.8%
Intel Corp.	2.5%
Abbott Laboratories	2.4%
McDonald’s Corp.	2.4%
Best Buy Co., Inc.	2.4%
Time Warner, Inc.	2.3%
InBev NV	2.3%
Bristol-Myers Squibb Co.	2.3%

Top Sectors

% of Equity Market Value
Consumer Discretionary	35.6%
Information Technology	14.8%
Financials	14.1%
Consumer Staples	13.7%
Health Care	11.5%
Industrials	7.0%
Energy	1.7%
Telecommunication Services	1.6%

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2007 through December 31, 2007.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period* July 1, 2007 to December 31, 2007
MFS Value—Class A(a)	Actual	0.76%	$1,000.00	$912.30	$3.66
	Hypothetical	0.76%	$1,000.00	$1,021.33	$3.87

MFS Value—Class B(a)	Actual	1.01%	$1,000.00	$911.30	$4.87
	Hypothetical	1.01%	$1,000.00	$1,020.05	$5.14

MFS Value—Class E(a)	Actual	0.91%	$1,000.00	$911.40	$4.38
	Hypothetical	0.91%	$1,000.00	$1,020.56	$4.63

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 4 to the Financial Statements.

MSF-4

Metropolitan Series Fund, Inc.

MFS Value Portfolio (formerly Harris Oakmark Large Cap Value Portfolio)

Schedule of Investments as of December 31, 2007

Common Stock—93.2% of Total Net Assets

Security Description	Shares	Value*

Aerospace & Defense—3.4%
Honeywell International, Inc.	146,350	$9,010,770
Raytheon Co.	172,300	10,458,610

		19,469,380

Air Freight & Logistics—1.3%
FedEx Corp.	80,800	7,204,936

Automobiles—1.8%
Harley-Davidson, Inc.	217,100	10,140,741

Beverages—6.6%
Anheuser-Busch Cos., Inc.	244,300	12,786,662
Diageo, Plc. (ADR)	138,000	11,844,540
InBev NV (EUR)	161,400	13,295,615

		37,926,817

Building Products—1.4%
Masco Corp.	372,800	8,056,208

Capital Markets—1.7%
The Bank of New York Mellon Corp.	199,717	9,738,201

Commercial Banks—2.1%
U.S. Bancorp	374,600	11,889,804

Computers & Peripherals—5.2%
Dell, Inc. (a)	455,200	11,156,952
Hewlett-Packard Co.	242,100	12,221,208
Sun Microsystems, Inc. (a)	365,275	6,622,436

		30,000,596

Consumer Finance—2.2%
Capital One Financial Corp.	263,200	12,438,832

Diversified Consumer Services—1.4%
H&R Block, Inc.	447,000	8,300,790

Diversified Financial Services—3.6%
Citigroup, Inc.	260,600	7,672,064
JPMorgan Chase & Co.	293,100	12,793,815

		20,465,879

Electronic Equipment & Instruments—0.4%
Tyco Electronics, Ltd.	69,425	2,577,750

Food & Staples Retailing—2.2%
Wal-Mart Stores, Inc.	271,400	12,899,642

Food Products—3.9%
General Mills, Inc.	190,600	10,864,200
H.J. Heinz Co.	244,250	11,401,590

		22,265,790

Security Description	Shares	Value*

Health Care Equipment & Supplies—3.9%
Baxter International, Inc.	162,700	$9,444,735
Covidien, Ltd.	69,425	3,074,833
Medtronic, Inc.	200,800	10,094,216

		22,613,784

Hotels, Restaurants & Leisure—5.7%
McDonald’s Corp.	233,700	13,767,267
Yum! Brands, Inc.	488,800	18,706,376

		32,473,643

Household Durables—4.5%
Black & Decker Corp.	152,000	10,586,800
Fortune Brands, Inc.	152,000	10,998,720
Pulte Homes, Inc.	380,000	4,005,200

		25,590,720

Industrial Conglomerates—0.5%
Tyco International, Ltd.	69,425	2,752,701

Insurance—1.8%
Aflac, Inc.	168,300	10,540,629

Internet & Catalog Retail—1.3%
Liberty Media Interactive (Class A) (a)	401,725	7,664,913

IT Services—1.2%
The Western Union Co.	279,600	6,788,688

Media—11.3%
Comcast Corp. (Special Class A) (a)	392,500	7,112,100
Discovery Holding Co. (Class A) (a)	129,100	3,245,574
Liberty Media Capital (Series A) (a)	108,545	12,644,407
The Walt Disney Co.	358,300	11,565,924
Time Warner, Inc.	808,600	13,349,986
Viacom, Inc. (Class B) (a)	383,000	16,821,360

		64,739,351

Multiline Retail—1.8%
Kohl’s Corp. (a)	221,900	10,163,020

Office Electronics—1.6%
Xerox Corp.	572,500	9,268,775

Oil, Gas & Consumable Fuels—1.6%
ConocoPhillips	103,387	9,129,072

Pharmaceuticals—6.8%
Abbott Laboratories	248,300	13,942,045
Bristol-Myers Squibb Co.	488,600	12,957,672
Schering-Plough Corp.	450,000	11,988,000

		38,887,717

Semiconductors & Semiconductor Equipment—5.3%
Intel Corp.	541,800	14,444,388
Texas Instruments, Inc.	477,700	15,955,180

		30,399,568

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

MFS Value Portfolio (formerly Harris Oakmark Large Cap Value Portfolio)

Schedule of Investments as of December 31, 2007

Common Stock—(Continued)

Security Description	Shares	Value*

Specialty Retail—5.4%
Best Buy Co., Inc.	260,600	$13,720,590
Limited Brands, Inc.	430,200	8,143,686
The Home Depot, Inc.	345,400	9,305,076

		31,169,352

Thrifts & Mortgage Finance—1.8%
Washington Mutual, Inc.	743,900	10,124,479

Wireless Telecommunication Services—1.5%
Sprint Nextel Corp.	636,600	8,358,558

Total Common Stock (Identified Cost $458,960,215)		534,040,336

Short Term Investments—6.6%
Security Description	Face Amount	Value*

Repurchase Agreement—6.6%
State Street Repurchase Agreement dated 12/31/07 at 1.200% to be repurchased at $37,829,522 on 1/02/08, collateralized by $31,235,000 U.S. Treasury Bond 7.500% due 11/15/16 with a value of $38,965,663.	$37,827,000	37,827,000

Total Short Term Investments (Identified Cost $37,827,000)		37,827,000

Total Investments—99.8% (Identified Cost $496,787,215) (b)		571,867,336
Other assets less liabilities		901,848

Total Net Assets—100%		$572,769,184

(a)	Non-Income Producing.
(b)	The aggregate cost of investments for federal income tax purposes as of December 31, 2007 was $496,808,535 and the composition of unrealized appreciation and depreciation of investment securities was $115,314,878 and $(40,256,077), respectively.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(EUR)—	Euro

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

MFS Value Portfolio (formerly Harris Oakmark Large Cap Value Portfolio)

Statement of Assets & Liabilities

December 31, 2007

Assets
Investments at value (a)		$571,867,336
Cash		89,208
Receivable for:
Fund shares sold		964,027
Accrued interest and dividends		666,747

Total Assets		573,587,318
Liabilities
Payable for:
Securities purchased	$128,002
Fund shares redeemed	251,727
Accrued expenses:
Management fees	351,385
Service and distribution fees	48,840
Other expenses	38,180

Total Liabilities		818,134

Net Assets		$572,769,184

Net assets consists of:
Capital paid in		$431,943,111
Undistributed net investment income		6,159,427
Accumulated net realized gains		59,586,525
Unrealized appreciation on investments and foreign currency		75,080,121

Net Assets		$572,769,184

Computation of offering price:
Class A
Net asset value and redemption price per share ($302,334,537 divided by 21,198,242 shares outstanding)		$14.26

Class B
Net asset value and redemption price per share ($158,515,628 divided by 11,178,333 shares outstanding)		$14.18

Class E
Net asset value and redemption price per share ($111,919,019 divided by 7,881,311 shares outstanding)		$14.20

(a) Identified cost of investments		$496,787,215

Statement of Operations

For the Year Ended December 31, 2007

Investment Income
Dividends		$11,237,826 (a)
Interest		660,214

		11,898,040
Expenses
Management fees	$4,792,627
Service and distribution fees—Class B	413,448
Service and distribution fees—Class E	192,470
Directors’ fees and expenses	23,669
Custodian	63,562
Audit and tax services	31,738
Legal	7,466
Printing	195,486
Insurance	7,095
Miscellaneous	15,347

Total expenses	5,742,908
Expense reductions	(7,024)
Management fee waivers	(90,371)	5,645,513

Net Investment Income		6,252,527

Realized and Unrealized Gain (Loss)
Realized gain (loss) on:
Investments—net	59,787,295
Foreign currency transactions—net	(4,679)	59,782,616

Change in unrealized depreciation on:
Investments—net	(81,695,518)
Foreign currency transactions—net	(717)	(81,696,235)

Net loss		(21,913,619)

Net Decrease in Net Assets From Operations		$(15,661,092)

(a)	Net of foreign taxes of $29,194.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

MFS Value Portfolio (formerly Harris Oakmark Large Cap Value Portfolio)

Statements of Changes in Net Assets

	Year ended December 31, 2007	Year ended December 31, 2006
From Operations
Net investment income	$6,252,527	$5,337,455
Net realized gain	59,782,616	22,785,696
Unrealized appreciation (depreciation)	(81,696,235)	79,532,999

Increase (decrease) in net assets from operations	(15,661,092)	107,656,150

From Distributions to Shareholders
Net investment income
Class A	(3,589,303)	(2,908,650)
Class B	(913,050)	(650,225)
Class E	(861,644)	(857,581)

	(5,363,997)	(4,416,456)

Net realized gain
Class A	(12,547,728)	0
Class B	(4,490,931)	0
Class E	(3,608,668)	0

	(20,647,327)	0

Total distributions	(26,011,324)	(4,416,456)

Increase (decrease) in net assets from capital share transactions	(103,575,641)	13,117,750

Total increase (decrease) in net assets	(145,248,057)	116,357,444

Net Assets
Beginning of the period	718,017,241	601,659,797

End of the period	$572,769,184	$718,017,241

Undistributed Net Investment Income
End of the period	$6,159,427	$5,282,600

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2007		Year ended December 31, 2006
	Shares	$	Shares	$
Class A
Sales	6,983,800	$106,401,516	8,376,893	$116,488,433
Reinvestments	1,037,084	16,137,031	214,502	2,908,650
Redemptions	(14,734,597)	(227,584,457)	(7,853,759)	(108,053,619)

Net increase (decrease)	(6,713,713)	$(105,045,910)	737,636	$11,343,464

Class B
Sales	2,571,664	$39,258,516	3,398,940	$46,799,383
Reinvestments	348,644	5,403,981	48,094	650,225
Redemptions	(1,855,533)	(28,197,343)	(1,644,391)	(22,600,352)

Net increase	1,064,775	$16,465,154	1,802,643	$24,849,256

Class E
Sales	719,712	$10,903,913	719,505	$9,911,834
Reinvestments	288,221	4,470,312	63,431	857,581
Redemptions	(1,993,418)	(30,369,110)	(2,480,095)	(33,844,385)

Net decrease	(985,485)	$(14,994,885)	(1,697,159)	$(23,074,970)

Increase (decrease) derived from capital share transactions		$(103,575,641)		$13,117,750

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

MFS Value Portfolio (formerly Harris Oakmark Large Cap Value Portfolio)

Financial Highlights

	Class A
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$15.34	$13.09	$13.37	$12.06	$9.61

Income From Investment Operations
Net investment income	0.16 (a)	0.12	0.11	0.10	0.07
Net realized and unrealized gain (loss) of investments	(0.70)	2.24	(0.30)	1.27	2.38

Total from investment operations	(0.54)	2.36	(0.19)	1.37	2.45

Less Distributions
Distributions from net investment income	(0.12)	(0.11)	(0.09)	(0.06)	0.00
Distributions from net realized capital gains	(0.42)	0.00	0.00	0.00	0.00

Total distributions	(0.54)	(0.11)	(0.09)	(0.06)	0.00

Net Asset Value, End of Period	$14.26	$15.34	$13.09	$13.37	$12.06

Total Return (%)	(3.8)	18.1	(1.4)	11.4	25.5
Ratio of operating expenses to average net assets before expense reductions (%)	0.76	0.79	0.78	0.79	0.83
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.76	0.79	0.78	0.78	0.81
Ratio of operating expenses to average net assets without giving effect to the management fee waiver would have been (%) (c)	0.77	N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	1.03	0.93	0.86	0.80	0.70
Portfolio turnover rate (%)	16	14	13	16	13
Net assets, end of period (000)	$302,335	$428,203	$355,707	$341,632	$296,728

	Class B
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$15.26	$13.02	$13.31	$12.01	$9.59

Income From Investment Operations
Net investment income	0.12 (a)	0.09	0.06	0.05	0.02
Net realized and unrealized gain (loss) of investments	(0.69)	2.22	(0.28)	1.29	2.40

Total from investment operations	(0.57)	2.31	(0.22)	1.34	2.42

Less Distributions
Distributions from net investment income	(0.09)	(0.07)	(0.07)	(0.04)	0.00
Distributions from net realized capital gains	(0.42)	0.00	0.00	0.00	0.00

Total distributions	(0.51)	(0.07)	(0.07)	(0.04)	0.00

Net Asset Value, End of Period	$14.18	$15.26	$13.02	$13.31	$12.01

Total Return (%)	(4.0)	17.8	(1.7)	11.2	25.2
Ratio of operating expenses to average net assets before expense reductions (%)	1.01	1.04	1.03	1.04	1.08
Ratio of operating expenses to average net assets after expense reductions (%) (b)	1.01	1.04	1.03	1.03	1.06
Ratio of operating expenses to average net assets without giving effect to the management fee waiver would have been (%) (c)	1.02	N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	0.78	0.68	0.66	1.07	0.55
Portfolio turnover rate (%)	16	14	13	16	13
Net assets, end of period (000)	$158,516	$154,330	$108,214	$43,136	$1,138

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(c)	See Note 4 in the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

MFS Value Portfolio (formerly Harris Oakmark Large Cap Value Portfolio)

Financial Highlights

	Class E
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$15.28	$13.04	$13.32	$12.02	$9.59

Income From Investment Operations
Net investment income	0.13 (a)	0.12	0.09	0.07	0.04
Net realized and unrealized gain (loss) of investments	(0.69)	2.21	(0.30)	1.28	2.39

Total from investment operations	(0.56)	2.33	(0.21)	1.35	2.43

Less Distributions
Distributions from net investment income	(0.10)	(0.09)	(0.07)	(0.05)	0.00
Distributions from net realized capital gains	(0.42)	0.00	0.00	0.00	0.00

Total distributions	(0.52)	(0.09)	(0.07)	(0.05)	0.00

Net Asset Value, End of Period	$14.20	$15.28	$13.04	$13.32	$12.02

Total Return (%)	(3.9)	17.9	(1.5)	11.3	25.3
Ratio of operating expenses to average net assets before expense reductions (%)	0.91	0.94	0.93	0.94	0.98
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.91	0.94	0.93	0.93	0.96
Ratio of operating expenses to average net assets without giving effect to the management fee waiver would have been (%) (c)	0.92	N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	0.87	0.77	0.70	0.68	0.60
Portfolio turnover rate (%)	16	14	13	16	13
Net assets, end of period (000)	$111,919	$135,484	$137,739	$147,376	$99,196

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(c)	See Note 4 in the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

MFS Value Portfolio (formerly Harris Oakmark Large Cap Value Portfolio)

Notes to Financial Statements—December 31, 2007

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The MFS Value Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

MSF-11

Metropolitan Series Fund, Inc.

MFS Value Portfolio (formerly Harris Oakmark Large Cap Value Portfolio)

Notes to Financial Statements—December 31, 2007—(Continued)

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated day-to-day responsibility for valuing Portfolio assets to the subadviser of the Portfolio, who values such assets as described above and operates under procedures approved by the Board.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

MSF-12

Metropolitan Series Fund, Inc.

MFS Value Portfolio (formerly Harris Oakmark Large Cap Value Portfolio)

Notes to Financial Statements—December 31, 2007—(Continued)

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Options:

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

As of December 31, 2007, the Portfolio had no capital loss carryovers.

MSF-13

Metropolitan Series Fund, Inc.

MFS Value Portfolio (formerly Harris Oakmark Large Cap Value Portfolio)

Notes to Financial Statements—December 31, 2007—(Continued)

The tax character of distributions paid for the periods ended December 31, 2007 and 2006 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2007	2006	2007	2006	2007	2006	2007	2006
$5,363,997	$4,416,456	$20,647,327	$—	$—	$—	$26,011,324	$4,416,456

As of December 31, 2007, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation	Loss Carryforwards	Total
$7,024,384	$58,742,888	$75,058,801	$—	$140,826,073

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

Expense Reductions:

Certain Portfolio trades are directed to brokers who paid a portion of the Portfolio’s expenses. Amounts paid for the Portfolio are shown as expense reductions in the Statement of Operations.

3.	INVESTMENT TRANSACTIONS:

For the year ended December 31, 2007, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$0	$101,697,547	$0	$197,923,364

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2007	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
$4,792,627	0.750%	Of the first $250 million
	0.700%	Of the next $2.25 billion
	0.675%	Of the next $2.5 billion
	0.650%	On amounts in excess of $5 billion

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

Management Fee Waivers:

Effective January 1, 2007 to January 6, 2008, a new subadvisory fee schedule was adopted for the Portfolio, under which the subadvisory fee for the Portfolio is calculated based on the combined average daily net assets for the Portfolio and the Harris

MSF-14

Metropolitan Series Fund, Inc.

MFS Value Portfolio (formerly Harris Oakmark Large Cap Value Portfolio)

Notes to Financial Statements—December 31, 2007—(Continued)

Oakmark Focused Value Portfolio (collectively, the “Harris Portfolios”). In connection with this change in the subadvisory fee schedule, MetLife Advisers agreed, pursuant to an expense agreement effective January 1, 2007 to January 6, 2008, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio by the following amount: the difference between (i) the subadvisory fee that MetLife Advisers actually pays Harris Associates, L.P. with respect to such class of the Portfolio; and (ii) the subadvisory fee that MetLife Advisers would pay Harris Associates, L.P. with respect to such class of the Portfolio after applying the new subadvisory fee schedule for the Portfolio that took effect January 1, 2007 but without combining the assets of the Harris Portfolios for purposes of calculating such fee. This combined fee schedule and corresponding fee waiver were discontinued effective January 7, 2008.

Amounts waived for the year ended December 31, 2007 are shown as management fee waivers in the Statement of Operations.

Service and Distribution Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing, the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the year ended December 31, 2007 are shown as Service and Distribution fees in the Statement of Operations.

5.	REGULATORY MATTERS:

As previously reported, in May 2004, General American received a Wells Notice stating that the SEC staff was considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws against General American with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through General American. General American responded to the SEC staff and cooperated with the investigation. On August 9, 2007, the SEC announced that it had settled an enforcement action regarding late trading against General American with, among other things, General American agreeing to pay a civil penalty and to comply with certain undertakings. General American consented to the SEC’s order without admitting or denying the findings. MetLife Advisers has also advised the Fund’s Board of Directors that, while certain exceptions to the Fund’s policies have been noted, no situations have been identified that would have a material impact on the financial position of the Fund.

6.	RECENT ACCOUNTING PRONOUNCEMENTS:

Effective June 29, 2007, the Fund implemented Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109” (“FIN 48”). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Fund, and has determined that the adoption of FIN 48 does not have a material impact on the Fund’s financial statements. The Fund files U.S. tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s tax returns remains open for the years ended December 31, 2004 through December 31, 2006.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

7.	SUBSEQUENT EVENTS:

On November 15, 2007, the Board of Directors of the Fund approved a new Subadvisory Agreement (the “Agreement”) with respect to the Portfolio between MetLife Advisers and Massachusetts Financial Services Company (“MFS”). The Agreement was not subject to shareholder approval and became effective January 7, 2008. The Advisory Agreement between the Fund, with respect to the Portfolio, and MetLife Advisers will remain in effect and fees payable thereunder to MetLife Advisers will not

MSF-15

Metropolitan Series Fund, Inc.

MFS Value Portfolio (formerly Harris Oakmark Large Cap Value Portfolio)

Notes to Financial Statements—December 31, 2007—(Continued)

change. Under the Agreement, MFS became subadviser to the Portfolio, succeeding Harris Associates, L.P., and became responsible for the day-to-day management of the Portfolio’s investment operations under the oversight of MetLife Advisers and the Board. The name of the Harris Oakmark Large Cap Value Portfolio was changed to the MFS Value Portfolio at the time the Agreement took effect.

On November 15, 2007, the Board approved the acquisition of the Met Investors Series Trust MFS Value Portfolio (“MIST MFS Value Portfolio”) by the Portfolio, subject to the approval of shareholders of MIST MFS Value Portfolio. On or about February 28, 2008, the shareholders of MIST MFS Value Portfolio will consider the approval of a proposed Agreement and Plan of Reorganization providing for the acquisition of all the assets of MIST MFS Value Portfolio by the Portfolio in exchange for shares of the Portfolio and the assumption by the Portfolio of the liabilities of MIST MFS Value Portfolio. If approved by shareholders, the reorganization will close on or about April 28, 2008.

MSF-16

Metropolitan Series Fund, Inc.

MFS Value Portfolio (formerly Harris Oakmark Large Cap Value Portfolio)

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of the Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the MFS Value Portfolio (formerly Harris Oakmark Large Cap Value Portfolio), one of the portfolios constituting the Metropolitan Series Fund, Inc. (the “Fund”) as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MFS Value Portfolio (formerly Harris Oakmark Large Cap Value Portfolio) of the Metropolitan Series Fund, Inc. as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 21, 2008

MSF-17

Metropolitan Series Fund, Inc.

Directors and Officers

The Fund’s Directors review actions of the Fund’s investment adviser and subadvisers, and decide upon matters of general policy. The Fund’s officers supervise the daily business operations of the Fund. The Board of Directors and the Fund’s officers are listed below. Each Director is responsible for overseeing all 36 Portfolios of the Fund. There is no limit to the term a Director may serve. Directors serve until their resignation, retirement or removal in accordance with the Fund’s organizational documents and policies adopted by the Board from time to time. Officers hold office at the pleasure of the Board or until the election or appointment and the qualification of a successor. The address of the directors and officers is c/o Metropolitan Series Fund, Inc., 501 Boylston Street, Boston, MA 02116.

Interested Directors(1)

Each Director below is an “interested person” (as defined by the 1940 Act) with respect to the Fund in that Ms. Forget is an employee of MetLife and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Elizabeth M. Forget Age: 41	Director, Chairman of the Board, President and Chief Executive Officer	2006	Senior Vice President (since 2007), MetLife, Inc.; President, Met Investors Advisory, LLC (“MIA”); Trustee and President, Met Investors Series Trust (“MIST”); Executive Vice President, MetLife Investors Group, Inc.; President (since 2006), MetLife Advisers.	81

Arthur G. Typermass Age: 70	Director	1998	Formerly, Senior Vice President and Treasurer, MetLife.	37

Non-Interested Directors(1)

Each Director below is not an “interested person” (as defined by the 1940 Act) with respect to the Fund (collectively, the “Independent Directors”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† Age: 70	Director	1985	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	37

Linda B. Strumpf Age: 60	Director	2000	Vice President and Chief Investment Officer, Ford Foundation.	37

Michael S. Scott Morton† Age: 70	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, MIT.	37

H. Jesse Arnelle Age: 74	Director	2001	Formerly, Counsel, Womble Carlyle Sandrie & Rice; Director, Textron Inc. (global multi-industry company)*; formerly, Director, Gannet Co. Inc. (diversified news and information company)*; formerly, Director, Eastman Chemical Company (global chemical company)*; formerly, Director, Waste Management, Inc.*; formerly, Director, Armstrong Holdings Inc. (parent company of floor and ceiling products business)*; formerly, Director, FPL Group Inc. (public utility holding company)*; Director, URS Corporation (engineering design services firm)*.	37

Nancy Hawthorne Age: 56	Director	2003	Director, Avid Technologies (computer software company)*; formerly, Chairman of the Board of Avid Technologies; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Chief Executive Officer, Clerestory LLC (corporate financial advisor); formerly, Trustee, New England Zenith Fund (“Zenith Fund”)**; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company )*.	37

MSF-18

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
John T. Ludes Age: 71	Director	2003	President, LFP Properties (consulting firm); Formerly, Trustee, Zenith Fund**; formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	37

Officers(1)

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey P. Halperin	40	Chief Compliance Officer	2006	Vice President (since 2006), Corporate Ethics and Compliance Department, MetLife, Inc.; Chief Compliance Officer (since 2006), MetLife Advisers, MIA and MIST.

John F. Guthrie, Jr.	64	Senior Vice President	2002	Manager and Senior Vice President, MetLife Advisers; Vice President, MetLife; Vice President (since 2003), MetLife Group, Inc.; Vice President, NELICO; Vice President (since 2005), MIA; formerly, Senior Vice President, Zenith Fund**.

Alan C. Leland	55	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Treasurer (since 2005), Met Investors Advisory, LLC; Vice President (since 2004), MIA; Vice President (since 2003), MetLife Group, Inc.; Vice President, MetLife; Senior Vice President, NELICO

Peter Duffy	52	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers (since 1998); Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife Group, Inc.; formerly, Vice President and Treasurer, Zenith Fund**.

Thomas M. Lenz	49	Vice President and Secretary	2002	General Counsel and Secretary, MetLife Advisers; Assistant General Counsel, MetLife; formerly, Vice President and Secretary, Zenith Fund**.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
**	The Zenith Fund deregistered with the Securities and Exchange Commission (“SEC”) in 2004.
(†)	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the “State Street Research Funds”).
(1)	Each Director of the Fund also serves as trustee of Metropolitan Series Fund II (“Met Series Fund II”), a registered investment company advised by MetLife Advisers. Each officer of the Fund serves in the same position with Met Series Fund II, which consists of one portfolio.
(2)	Previous positions during the past five years with the Fund, MIST, MetLife, MetLife Advisers, MIA, Zenith Fund, NELICO or New England Securities Corporation are omitted if not materially different.
(3)	The Fund Complex includes the Fund (36 portfolios), Met Series Fund II (1 portfolio) and MIST (44 portfolios)

MSF-19

Metropolitan Series Fund, Inc.

MFS Value Portfolio (formerly Harris Oakmark Large Cap Value Portfolio)

Board Approval of Advisory and Subadvisory Agreements

The Fund’s Contract Review Committees of the Board of Directors (the “Board”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (collectively, the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals at the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers, the Fund’s investment adviser, and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through the subadvisers’ responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies and the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (viii) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (ix) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (x) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xi) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee on September 12, 2007, the Board, at its November 15, 2007 meeting, approved the continuation through December 31, 2008 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio of the Fund, other than the MFS Value Portfolio (formerly known as the Harris Oakmark Large Cap Value Portfolio). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the establishment of the investment strategies of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of Subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of

MSF-20

Metropolitan Series Fund, Inc.

MFS Value Portfolio (formerly Harris Oakmark Large Cap Value Portfolio)

Board Approval of Advisory and Subadvisory Agreements—(Continued)

the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ recommendations regarding reductions in Fee rates, implementation of Fee breakpoints and institution of Fee waivers and expense caps.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and their affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

MSF-21

Metropolitan Series Fund, Inc.

MFS Value Portfolio (formerly Harris Oakmark Large Cap Value Portfolio)

Board Approval of Advisory and Subadvisory Agreements—(Continued)

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution, brokerage and transfer agency services to the Portfolios, and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2008.

Certain Matters Relating to MFS Value Portfolio (formerly known as Harris Oakmark Large Cap Value Portfolio) (the “Value Portfolio”) and Harris Oakmark Focused Value Portfolio (the “Focused Value Portfolio”). At the November 15, 2007 Board meeting, the Board approved a change of subadviser for the Value Portfolio from Harris Associates L.P. (“Harris”) to Massachusetts Financial Services Company (“MFS”) and an amendment to the Subadvisory Agreement relating to the Focused Value Portfolio, each to be effective on January 7, 2008. The Board also approved a merger of the Value Portfolio with the MFS Value Portfolio, a series of the Met Investors Series Trust (“MIST”), to be effective on April 28, 2008 (the “Merger).

In making the determination to approve the change in subadviser for the Value Portfolio, the Board carefully considered those factors described above with respect to the continuation of the Continued Agreements, as relevant to both the existing Subadvisory Agreement with Harris and the proposed Subadvisory Agreement with MFS. In addition to these factors, the Board also considered as relevant:

•	the experience, investment style and investment performance history of MFS as portfolio manager;

•	that the form of the proposed Subadvisory Agreement with MFS was substantially similar to the Value Portfolio’s existing Subadvisory Agreement with Harris;

•

that the subadvisory fee schedule for MFS set forth in the proposed Subadvisory Agreement was lower than the fee schedule in the existing Subadvisory Agreement and that MetLife Advisers had agreed to reduce its advisory fee, through a contractual fee waiver, by an amount corresponding to such savings;

•	the expected transition costs of the change of subadviser and the fact that MetLife Advisers had agreed to pay a portion of those costs;

•	the impact of the Merger on the Value Portfolio, including any potential costs savings;

•

that the preferred date of the change of subadviser for the Value Portfolio was January 7, 2008 and the desirability, in order to facilitate an orderly transition of subadvising functions, of extending the existing Subadvisory Agreement with Harris from its scheduled expiration date of December 31, 2007 until January 7, 2008;

•

that the existing Subadvisory Agreement with Harris for the Focused Value Portfolio contained a subadvisory fee schedule based on the combined average daily net assets for the Value Portfolio and the Focused Value Portfolio and that, as a result of the subadviser change for the Value Portfolio, the subadvisory fees for the Focused Value Portfolio may increase slightly; and

•

that MetLife Adviser’s voluntary advisory fee waiver currently in effect with respect to the Focused Value Portfolio would be discontinued following the subadviser change and that, as a result, the advisory fees for the Focused Value Portfolio may increase slightly.

Following such consideration, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, unanimously voted to approve (i) the continuation of the existing Subadvisory Agreement relating to the Value Portfolio through January 7, 2008 (ii) an amendment to the Subadvisory Agreement relating to the Focused Value Portfolio, effective January 7, 2008, and (iii) the proposed Subadvisory Agreement relating to the Value Portfolio with MFS, effective January 7, 2008 through January 6, 2010.

MSF-22

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2007 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-23

Metropolitan Series Fund, Inc. Morgan Stanley EAFE Index Portfolio Annual Report	December 31, 2007

Letter from the President

February 1, 2008

Letter to Policy Holders:

2007 was a tumultuous year in the financial markets driven by concerns in the credit markets surrounding sub-prime mortgages and fears of recession in the U.S. Economy. The broad markets were mixed, with the Dow Jones Industrial Average up 8.9% and the MSCI EAFE Index, which measures the performance of international equities, up 11.2% for the year, while the Russell 2000 Index, which measures the performance of small capitalization stocks, was down 1.6%.

In the fixed income markets, credit spreads increased as a result of the pressure from sub-prime mortgage crisis and the Federal Reserve lowered interest rates by a total of 1% during the year. The Lehman Brothers Aggregate Bond Index posted a 7.0% return for the year.

On the following pages, you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth Forget

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Managed by MetLife Investment Advisors Company, LLC

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the year ended December 31, 2007, the Class A shares of the Morgan Stanley EAFE Index Portfolio returned 10.8%, compared to its benchmark, the Morgan Stanley Capital International (MSCI) EAFE Index1, which returned 11.2%. Dividend income accounted for 2.5% of this year’s total return. The Portfolio’s performance cannot exactly duplicate the MSCI EAFE Index’s return because of differences that primarily result from sampling, pricing, and transaction costs.

PORTFOLIO REVIEW

The MSCI EAFE Index began the year with six positive monthly returns in a row, up 10.7% through the month of June. However, four of the six months in the second half of 2007 had negative returns, resulting in a second half return of only 0.4%. The MSCI EAFE Index outperformed its U.S. domestic counterpart (the S&P 500 Index2) by 5.7%. The weakening U.S. Dollar positively impacted the U.S. investors’ MSCI EAFE Index return versus the local currency return by approximately 7%. The price of oil surged from $61 to $96 per barrel through December, up 57% from the beginning of the year. Increasing global demand, weakness in refinery utilization, and global geopolitical unrest contributed to supply concerns, increasing oil prices over the period. Some of the factors driving the foreign equity markets included geopolitical concerns, energy prices, foreign exchange rates, corporate earnings, and unemployment rates.

Eighteen of the twenty-one countries that comprise the MSCI EAFE Index had positive returns in 2007. Germany (7.4% beginning-of-year weight, up 36.0%) and United Kingdom (23.7% beginning weight, up 8.4%) had the largest positive impacts on the benchmark return. The best performing countries were; Finland (1.4% beginning weight, up 50.1%) and Hong Kong (1.8% beginning weight, up 41.3%). Japan (22.6% beginning weight, down 4.1%) had the largest negative impact on the benchmark return. The worst performing country was Ireland (0.9% beginning weight), down 19.2%.

The stocks with the largest positive impact on the benchmark return for the year were Rio Tinto, up 102.9%; Nokia Oyj, up 94.3%; and Vodafone Group, up 40.7%. The best performing stock was Leighton Holdings, up 246.8%, but the overall impact was negligible due to the company’s small size. The stocks with the largest negative impact were Royal Bank of Scotland Group, down 28.6%; UBS AG, down 21.5%; and Toyota Motor Corp, down 17.7%. The worst performing stock was Centro Properties Group, down 87.3%.

* The views expressed above are those of the subadvisory firm as of December 31, 2007 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

1 The Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE Index”) is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada.

2 The Standard & Poor’s (S&P) 500® Stock Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange.

MSF-2

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

A $10,000 INVESTMENT COMPARED TO

THE MSCI EAFE INDEX

Average Annual Returns as of December 31, 2007

	Morgan Stanley EAFE Index Portfolio			MSCI EAFE Index
	Class A	Class B	Class E
1 Year	10.8%	10.5%	10.6%	11.2%
5 Year	21.0	20.7	20.8	21.6
Since Inception	7.6	7.6	9.2	8.1

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 11/9/98, 1/2/01 and 5/1/01, respectively. Index since inception return is based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of December 31, 2007

Top Holdings

% of Total Net Assets
iShares MSCI EAFE Index Fund	2.0%
BP, Plc.	1.6%
Vodafone Group, Plc.	1.4%
HSBC Holdings, Plc.	1.4%
Nestle S.A.	1.3%
Total S.A.	1.3%
Royal Dutch Shell, Plc. (Class A)	1.1%
Nokia Oyj	1.1%
Toyota Motor Corp.	1.0%
GlaxoSmithKline, Plc.	1.0%

Top Countries

% of Total Net Assets
United Kingdom	21.6%
Japan	19.3%
France	9.7%
Germany	9.1%
Switzerland	6.5%
Australia	6.2%
Spain	4.3%
Italy	3.8%
Netherlands	2.9%
Hong Kong	1.9%

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2007 through December 31, 2007.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period* July 1, 2007 to December 31, 2007
Morgan Stanley EAFE Index—Class A(a)	Actual	0.41%	$1,000.00	$1,004.10	$2.07
	Hypothetical	0.41%	$1,000.00	$1,023.12	$2.09

Morgan Stanley EAFE Index—Class B(a)	Actual	0.66%	$1,000.00	$1,003.00	$3.33
	Hypothetical	0.66%	$1,000.00	$1,021.84	$3.36

Morgan Stanley EAFE Index—Class E(a)	Actual	0.56%	$1,000.00	$1,002.90	$2.83
	Hypothetical	0.56%	$1,000.00	$1,022.35	$2.85

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 4 to the Financial Statements.

MSF-4

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of December 31, 2007

Common Stock—98.1% of Total Net Assets

Security Description	Shares	Value*

Australia—6.0%
AGL Energy, Ltd. (a)	27,513	$321,247
Alumina, Ltd. (a)	77,975	431,974
Amcor, Ltd.	57,157	345,792
AMP, Ltd.	121,108	1,053,879
Ansell, Ltd.	1	11
Aristocrat Leisure, Ltd. (a)	23,455	230,732
Asciano Group, Ltd. (b)	33,157	202,958
ASX, Ltd.	11,184	591,357
Australia & New Zealand Banking Group, Ltd.	115,675	2,773,783
AXA Asia Pacific Holdings, Ltd.	50,272	324,045
Babcock & Brown, Ltd. (a)	14,021	330,713
Bendigo Bank, Ltd. (a)	16,859	256,241
BHP Billiton, Ltd. (a)	209,376	7,342,436
Billabong International, Ltd. (a)	11,340	149,257
BlueScope Steel, Ltd.	55,000	463,214
Boart Longyear Group (b)	89,441	189,266
Boral, Ltd. (a)	33,631	180,082
Brambles Ltd.	89,667	903,681
Caltex Australia, Ltd.	8,471	143,216
Coca-Cola Amatil, Ltd.	30,998	256,945
Cochlear, Ltd.	2,939	192,947
Commonwealth Bank of Australia	82,153	4,243,327
Computershare, Ltd.	29,681	257,168
Crown, Ltd. (a)	29,464	347,963
CSL, Ltd.	34,643	1,100,992
CSR, Ltd. (a)	79,151	214,823
DB RREEF Trust (REIT) (a)	188,026	328,932
Fairfax Media, Ltd. (a)	84,531	346,300
Fortescue Metals Group, Ltd.	82,630	537,555
Foster’s Group, Ltd.	137,610	789,708
Futuris Corp., Ltd.	1	2
Goodman Group (REIT) (a)	93,428	402,070
Harvey Norman Holdings, Ltd. (a)	38,269	227,565
Insurance Australia Group, Ltd. (a)	111,884	403,055
Leighton Holdings, Ltd. (a)	9,786	521,710
Lend Lease Corp., Ltd.	20,464	309,845
Lion Nathan, Ltd. (a)	21,432	180,347
Macquarie Airports	49,626	175,825
Macquarie Group, Ltd. (a)	17,263	1,144,185
Mirvac Group (REIT) (a)	76,884	404,225
National Australia Bank, Ltd.	101,103	3,335,360
Newcrest Mining, Ltd.	28,699	827,130
OneSteel, Ltd. (a)	41,427	222,761
Orica, Ltd. (a)	21,486	596,654
Origin Energy, Ltd.	51,589	399,706
Oxiana, Ltd. (a)	90,420	312,016
Paladin Resources Ltd. (a)	29,852	175,447
Perpetual Trustees Australia, Ltd. (a)	2,121	123,514
Qantas Airways, Ltd.	58,796	279,718
QBE Insurance Group, Ltd.	56,197	1,637,528
Rio Tinto, Ltd. (a)	17,460	2,038,455
Santos, Ltd.	36,830	457,105
Sonic Healthcare, Ltd. (a)	16,937	247,719
St. George Bank, Ltd. (a)	17,044	540,703
Suncorp-Metway, Ltd.	59,372	878,972
TABCORP Holdings, Ltd. (a)	29,263	378,843
Tattersall’s, Ltd. (a)	76,330	266,718

Security Description	Shares	Value*

Australia—(Continued)
Telstra Corp., Ltd. (a)	182,880	$750,492
Telstra Corp., Ltd. (Receipt) (a)	103,969	288,039
Toll Holdings, Ltd. (a)	33,157	332,078
Transurban Group (a)	68,623	410,632
Wesfarmers, Ltd. (a)	32,926	1,166,660
Wesfarmers, Ltd. (Price Protected Shares) (b)	11,090	396,319
Westfield Group (REIT) (a)	113,589	2,081,281
Westpac Banking Corp.	114,691	2,794,647
Woodside Petroleum, Ltd.	31,206	1,372,444
Woolworths, Ltd.	75,638	2,245,142
WorleyParsoms, Ltd.	10,634	482,602
Zinifex, Ltd. (a)	31,103	335,372

		53,993,430

Austria—0.6%
Andritz AG	2,729	163,600
Erste Bank der oesterreichischen Sparkassen AG	12,016	854,036
Immoeast AG	28,570	305,131
IMMOFINANZ AG	26,048	262,480
Meinl European Land, Ltd.	22,315	308,275
OMV AG	11,202	901,374
Raiffeisen International Bank Holding AG (a)	2,179	328,298
Telekom Austria AG	23,294	645,540
Verbund-Oesterreichische Elektrizitaetswirtschafts AG (Class A) (a)	4,650	323,845
Voestalpine AG	7,335	525,148
Wiener Staedtische Versicherung AG	2,014	162,110
Wienerberger AG	4,887	269,958

		5,049,795

Belgium—1.2%
Belgacom S.A. (a)	10,680	523,870
Colruyt S.A. (a)	1,086	254,325
Delhaize Group	6,756	590,743
Dexia S.A.	37,577	944,433
Fortis	130,740	3,397,569
Fortis Bank S.A. (b) (c) (d)	5	0
Groupe Bruxelles Lambert S.A.	5,565	710,739
InBev NV	12,607	1,040,053
KBC Groep NV	11,188	1,562,581
Mobistar S.A.	2,918	264,450
Solvay S.A.	4,372	608,856
UCB S.A.	6,793	306,369
Umicore S.A.	1,777	438,247

		10,642,235

Bermuda—0.3%
Esprit Holdings, Ltd. (HKD)	65,100	964,192
Kerry Properties, Ltd. (HKD)	46,500	372,916
Li & Fung, Ltd. (HKD)	150,800	601,651
Pacific Basin Shipping, Ltd. (HKD)	108,000	221,612
SeaDrill, Ltd. (NOK)	18,268	439,839
Shangri-La Asia, Ltd. (HKD)	101,114	317,248

		2,917,458

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of December 31, 2007

Common Stock—(Continued)

Security Description	Shares	Value*

Cayman Islands—0.2%
Belle International Holdings, Ltd. (HKD)	172,483	$258,628
Foxconn International Holdings, Ltd. (HKD) (a)	141,000	314,970
Kingboard Chemical Holdings, Ltd. (HKD)	45,000	262,982
Shui On Land, Ltd. (HKD)	163,000	200,682
Tencent Holdings, Ltd. (HKD)	68,000	514,611
Tingyi Cayman Islands Holding Corp. (HKD) (a)	143,840	227,521

		1,779,394

Cyprus—0.0%
ProSafe SE (a)	13,770	237,406

Denmark—0.9%
AP Moller-Maersk A/S (Series A)	19	200,053
AP Moller-Maersk A/S (Series B)	72	763,033
Carlsberg A/S (Class B)	1,953	234,948
Coloplast A/S (a)	2,044	175,447
Danisco A/S (a)	3,322	234,734
Danske Bank A/S	30,405	1,178,679
DSV A/S (a)	14,053	305,460
FLSmidth & Co. A/S	3,194	323,677
Jyske Bank A/S	3,993	312,353
Novo Nordisk A/S	29,900	1,951,784
Novozymes A/S (Series B) (a)	3,213	362,634
Sydbank A/S	4,663	198,133
Topdanmark A/S (a)	1,150	163,988
TrygVesta A/S (a)	2,044	154,290
Vestas Wind Systems A/S	11,881	1,270,097
William Demant Holding (a)	2,044	187,457

		8,016,767

Finland—1.8%
Elisa Oyj	11,157	340,425
Fortum Oyj	27,597	1,235,391
Kesko Oyj	4,472	245,387
Kone Oyj	5,140	357,196
Metso Oyj	8,217	443,461
Neste Oil Oyj	7,224	253,326
Nokia Oyj	246,457	9,489,690
Nokian Renkaat Oyj	8,240	287,041
Orion Oyj	6,644	154,933
Outokumpu Oyj	9,016	274,854
Rautaruukki Oyj	5,366	228,375
Sampo Oyj	27,863	728,717
Sanoma-WSOY Oyj	5,778	164,735
Stora Enso Oyj (a)	40,497	601,003
UPM-Kymmene Oyj	35,770	716,672
Wartsila Oyj	4,154	314,138
YIT Oyj	9,481	204,889

		16,040,233

France—9.7%
Accor S.A.	12,073	957,574
Aeroports de Paris (a)	2,209	224,706
Air France-KLM	7,711	268,878
Air Liquide (a)	14,827	2,196,879

Security Description	Shares	Value*

France—(Continued)
Alcatel-Lucent	146,253	$1,063,264
Alstom	6,487	1,378,522
Atos Origin S.A.	3,727	191,116
AXA S.A.	98,691	3,929,514
BNP Paribas	53,053	5,702,931
Bouygues	13,864	1,149,498
Business Objects S.A.	5,473	333,726
Cap Gemini S.A.	9,532	592,340
Carrefour S.A.	36,744	2,848,683
Casino Guichard-Perrachon S.A. (a)	3,089	336,143
Christian Dior S.A.	1,765	230,855
Cie de Saint-Gobain	17,609	1,668,969
Cie Generale d’Optique Essilor International S.A.	12,229	778,273
Cie Generale de Geophysique-Veritas (b)	1,654	465,207
CNP Assurances (a)	2,630	341,007
Compagnie Générale des Etablissements Michelin (Class B)	9,437	1,081,896
Credit Agricole S.A.	40,631	1,362,997
Dassault Systemes S.A. (a)	4,077	240,114
Eiffage S.A.	1,236	120,944
Electricite de France	6,327	749,779
France Telecom S.A.	114,777	4,118,986
Gaz de France S.A. (a)	11,430	665,570
Gecina S.A. (REIT)	826	129,499
Groupe Danone	26,776	2,392,227
Hermes International (a)	4,408	561,248
ICADE	1,080	161,001
Imerys S.A. (a)	2,590	212,090
JC Decaux S.A.	4,355	170,635
Klepierre (REIT)	4,415	224,164
L’Oreal S.A. (a)	15,708	2,242,320
Lafarge S.A.	9,367	1,695,590
Lagardere S.C.A.	8,303	619,112
LVMH Moet Hennessy Louis Vuitton S.A.	15,517	1,864,994
Natixis (a)	11,841	231,220
Neopost S.A.	2,613	268,314
PagesJaunes Groupe S.A. (a)	6,661	133,068
Pernod-Ricard S.A.	5,601	1,289,996
Peugoet S.A. (a)	10,412	782,773
Pinault-Printemps-Redoute S.A.	4,886	781,167
Publicis Groupe	7,880	306,448
Renault S.A.	11,630	1,631,844
Safran S.A. (a)	14,320	291,633
Sanofi-Aventis (a)	64,536	5,898,621
Schneider Electric S.A.	14,039	1,877,181
Scor SE	11,686	296,891
Societe Des Autoroutes Paris-Rhin-Rhone (a)	1,450	141,784
Societe Television Francaise 1	9,194	244,877
Société Générale	23,082	3,298,762
Sodexho Alliance S.A.	6,815	417,790
Suez S.A. (a)	64,124	4,346,656
Technip S.A.	6,217	491,705
Thales S.A.	5,108	302,445
Thomson	13,742	194,211
Total S.A. (a)	134,679	11,176,957
Unibail-Rodamco (REIT)	4,107	893,985

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of December 31, 2007

Common Stock—(Continued)

Security Description	Shares	Value*

France—(Continued)
Valeo S.A. (a)	3,767	$154,261
Vallourec	3,026	814,612
Veolia Environnement S.A.	22,418	2,035,977
Vinci S.A. (a)	25,227	1,853,111
Vivendi	71,792	3,271,371
Wendel	1,074	154,566
Zodiac S.A. (a)	3,563	226,592

		87,080,069

Germany—8.7%
Adidas AG	12,448	926,837
Allianz SE	28,170	6,025,301
BASF AG	30,515	4,509,784
Bayer AG	44,970	4,100,118
Bayerische Motoren Werke AG	10,765	655,213
Beiersdorf AG	5,572	430,010
Bilfinger Berger AG	2,232	169,360
Celesio AG	5,284	325,877
Commerzbank AG	38,831	1,469,768
Continental AG	9,787	1,269,161
Daimler AG	59,628	5,775,707
Deutche Postbank AG	5,103	451,155
Deutsche Bank AG	32,093	4,151,247
Deutsche Boerse AG	13,005	2,566,939
Deutsche Lufthansa AG	17,254	456,911
Deutsche Post AG	51,998	1,777,194
Deutsche Telekom AG	179,266	3,920,792
E.ON AG	38,832	8,245,037
Fresenius Medical Care AG	13,721	733,943
GEA Group AG	10,696	385,635
Henkel KGaA	6,949	354,698
Hochtief AG	3,344	445,006
Hypo Real Estate Holding AG	12,973	674,905
Infineon Technologies AG (b)	48,636	568,692
IVG Immobilen AG	7,318	247,675
K&S AG	2,457	493,684
Linde AG	7,552	994,642
MAN AG	7,218	1,187,710
Merck KGaA	4,173	536,060
Metro AG	10,019	836,208
Müenchener Rüeckversicherungs AG	13,269	2,565,045
Puma AG Rudolf Dassler Sport	444	176,456
Q-Cells AG (b)	3,158	443,108
Rheinmetall AG	2,165	169,759
RWE AG	27,981	3,920,958
Salzgitter AG	2,440	359,233
SAP AG	55,251	2,854,640
Siemens AG	53,964	8,471,771
SolarWorld AG	4,671	280,354
ThyssenKrupp AG	22,242	1,241,369
TUI AG	13,050	362,429
Volkswagen AG (a)	10,188	2,317,727

		77,848,118

Greece—0.8%
Alpha Bank A.E.	25,417	927,989
Coca-Cola Hellenic Bottling Co. S.A.	11,079	477,962

Security Description	Shares	Value*

Greece—(Continued)
EFG Eurobank Ergasias S.A.	21,566	$761,323
Hellenic Telecommunications Organization S.A.	19,354	711,287
National Bank of Greece S.A.	24,871	1,713,294
OPAP S.A.	15,100	602,866
Piraeus Bank S.A.	22,128	861,961
Public Power Corp. S.A.	7,286	382,363
Titan Cement Co. S.A.	3,910	177,732

		6,616,777

Hong Kong—1.9%
Bank of East Asia, Ltd.	101,200	684,528
BOC Hong Kong Holdings, Ltd.	253,965	701,854
Cathay Pacific Airways, Ltd. (a)	87,000	226,071
Cheung Kong Holdings, Ltd.	100,000	1,823,405
CLP Holdings, Ltd.	90,877	617,884
Hang Lung Group, Ltd.	37,000	210,686
Hang Lung Properties, Ltd.	160,000	733,674
Hang Seng Bank, Ltd.	49,400	1,009,469
Henderson Land Development Co., Ltd. (a)	63,000	584,772
Hong Kong & China Gas Co. (a)	257,450	784,772
Hong Kong Exchanges & Clearing, Ltd.	67,500	1,894,926
HongKong Electric Holdings	93,049	535,061
Hopewell Holdings	50,000	229,885
Hutchison Whampoa, Ltd.	141,000	1,586,705
MTR Corp. (a)	107,500	391,784
New World Development, Ltd.	174,354	614,198
PCCW, Ltd.	345,794	204,552
Sino Land Co. (a)	104,000	363,482
Sun Hung Kai Properties, Ltd.	91,000	1,912,090
Swire Pacific, Ltd.	58,317	799,190
The Link (REIT)	148,141	321,045
Wharf Holdings, Ltd. (a)	75,433	389,337

		16,619,370

Ireland—0.6%
Allied Irish Banks, Plc.	60,464	1,389,413
Anglo Irish Bank Corp., Plc.	26,064	413,136
Bank of Ireland	71,813	1,064,638
CRH, Plc.	34,755	1,206,716
Elan Corp., Plc.	32,780	708,602
Kerry Group, Plc.	13,480	426,062
Kingspan Group, Plc.	14,152	213,286

		5,421,853

Italy—3.8%
Alleanza Assicurazioni S.p.A. (a)	25,301	325,137
Assicuraziono Generali S.p.A.	67,450	3,023,682
Atlantia S.p.A.	16,870	637,956
Banca Monte dei Paschi di Siena S.p.A. (a)	75,717	400,158
Banca Popolare di Milano Scarl	27,586	372,895
Banco Popolare Scarl	42,175	927,052
Bulgari S.p.A.	11,847	164,832
Enel S.p.A.	271,529	3,204,874
Eni S.p.A.	163,906	5,972,181
FIAT S.p.A. (a)	45,156	1,160,586

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of December 31, 2007

Common Stock—(Continued)

Security Description	Shares	Value*

Italy—(Continued)
Finmeccanica S.p.A. (a)	21,168	$670,948
Fondiaria-Sai S.p.A.	4,556	188,135
Intesa Sanpaolo S.p.A.	484,200	3,797,572
Intesa Sanpaolo S.p.A.—RNC	56,998	410,761
Italcementi S.p.A.	1	21
Lottomatica S.p.A. (a) (b)	3,732	135,342
Luxottica Group S.p.A. (a)	9,343	295,617
Mediaset S.p.A.	51,298	515,781
Mediobanca S.p.A.	36,157	741,879
Parmalat S.p.A. (a) (b)	100,163	387,222
Pirelli & Co. S.p.A.	175,429	192,332
Prysmian S.p.A. (b)	9,888	242,119
Saipem S.p.A.	9,129	363,222
Snam Rete Gas S.p.A.	75,100	476,874
Telecom Italia S.p.A.	678,837	2,101,870
Telecom Italia S.p.A.—RNC	396,854	932,864
Terna Rete Elettrica Nazionale S.p.A. (a)	106,289	426,351
UniCredito Italiano S.p.A.	587,857	4,892,410
Unione di Banche Italiane SCPA (a)	42,560	1,171,531

		34,132,204

Japan—19.3%
Advantest Corp. (a)	11,800	332,422
Aeon Co., Ltd.	40,400	589,713
Aisin Seiki Co., Ltd.	11,400	473,993
Ajinomoto Co., Inc.	46,000	520,693
All Nippon Airways Co., Ltd.	40,000	147,439
Alps Electric Co., Ltd.	13,600	175,909
Amada Co., Ltd.	27,000	237,947
Asahi Breweries, Ltd. (a)	27,900	472,768
Asahi Glass Co., Ltd. (a)	60,000	795,657
Asahi Kasei Corp.	79,000	526,593
Asics Corp.	13,000	186,605
Astellas Pharma, Inc.	31,600	1,378,617
Benesse Corp.	5,000	212,541
Bridgestone Corp. (a)	38,000	669,272
Canon, Inc.	67,300	3,074,958
Casio Computer Co., Ltd.	18,100	210,657
Central Japan Railway Co.	105	893,201
Chubu Electric Power Co., Inc.	43,800	1,143,665
Chugai Pharmaceutical Co., Ltd. (a)	22,400	319,996
Chuo Mitsui Trust Holdings, Inc.	60,262	467,071
Citizen Holdings Co., Ltd. (a)	26,900	261,524
Cosmo Oil Co., Ltd.	43,000	160,841
Credit Saison Co., Ltd.	10,500	286,510
Dai Nippon Printing Co., Ltd.	40,000	582,690
Daido Steel Co., Ltd. (a)	25,893	193,646
Daiichi Sankyo Co., Ltd.	44,700	1,373,347
Daikin Industries, Ltd.	16,800	937,948
Dainippon Ink & Chemicals, Inc.	52,000	259,817
Daito Trust Construction Co., Ltd.	6,400	355,102
Daiwa House Industry Co., Ltd.	40,000	514,558
Daiwa Securities Group, Inc.	87,000	801,593
Denki Kagaku Kogyo K.K.	38,000	164,068
Denso Corp.	30,100	1,223,305
Dentsu, Inc.	142	372,898

Security Description	Shares	Value*

Japan—(Continued)
East Japan Railway Co.	210	$1,724,446
Eisai Co., Ltd.	16,600	654,554
Electric Power Development Co., Ltd.	12,200	452,701
Elpida Memory, Inc. (a)	6,300	217,455
Fanuc, Ltd.	12,600	1,229,214
Fast Retailing Co., Ltd.	4,500	320,152
FUJIFILM Holdings Corp.	32,600	1,381,851
Fujitsu, Ltd.	131,000	876,644
Fukuoka Financial Group, Inc.	53,000	316,112
Hankyu Hanshin Holdings, Inc.	76,000	327,890
Haseko Corp.	83,500	143,388
Hirose Electric Co., Ltd. (a)	2,200	254,883
Hitachi Chemical Co., Ltd.	8,000	183,675
Hitachi Construction Machinary Co., Ltd.	6,400	190,851
Hitachi, Ltd.	214,000	1,567,882
Hokkaido Electric Power Co., Inc.	13,800	299,145
Hokuhoku Financial Group, Inc.	76,000	218,279
Honda Motor Co., Ltd.	98,800	3,266,466
Hoya Corp.	26,300	839,367
Ibiden Co., Ltd.	8,100	559,480
Idemitsu Kosan Co., Ltd.	1,600	168,876
Ihi Corp. (a)	99,000	205,597
Inpex Holdings, Inc.	53	570,112
Isetan Co., Ltd. (a)	13,200	178,528
Isuzu Motors, Ltd.	54,000	241,478
Itochu Corp.	101,000	981,421
J Front Retailing Co., Ltd.	30,400	267,032
Japan Airlines Corp.	71,000	160,961
Japan Petroleum Exploration Co.	2,200	159,952
Japan Prime Realty Investment Corp. (REIT) (a)	44	175,338
Japan Real Estate Investment Corp. (REIT) (a)	27	333,715
Japan Retail Fund Investment Corp. (REIT) (a)	23	161,941
Japan Tobacco, Inc.	287	1,701,741
JFE Holding, Inc.	36,300	1,829,180
JGC Corp.	13,000	223,260
JS Group Corp.	22,100	353,917
JSR Corp.	11,300	292,314
JTEKT Corp.	12,600	225,770
Kajima Corp.	74,000	242,328
Kaneka Corp.	20,000	166,009
Kao Corp.	33,000	992,980
Kawasaki Heavy Industries, Ltd. (a)	80,000	235,756
Kawasaki Kisen Kaisha, Ltd. (a)	41,000	400,888
KDDI Corp.	165	1,225,169
Keihin Electric Express Railway Co., Ltd. (a)	25,000	152,964
Keio Corp.	32,000	194,429
Keyence Corp.	2,100	514,460
Kintetsu Corp. (a)	102,120	316,764
Kirin Holdings Co., Ltd. (a)	54,000	791,382
Kobe Steel, Ltd.	177,000	573,675
Komatsu, Ltd.	57,100	1,543,871
Konami Corp.	8,300	270,978
Konica Minolta Holdings, Inc.	35,000	616,033
Kubota Corp.	75,000	513,401
Kuraray Co., Ltd.	24,500	295,774
Kurita Water Industries, Ltd. (a)	7,100	215,922
Kyocera Corp.	11,300	988,726

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of December 31, 2007

Common Stock—(Continued)

Security Description	Shares	Value*

Japan—(Continued)
Kyowa Hakko Kogyo Co., Ltd. (a)	20,000	$213,103
Kyushu Electric Power Co., Inc.	25,800	635,790
Lawson, Inc.	4,900	173,485
Leopalace21 Corp.	8,500	227,970
Makita Corp.	9,400	392,786
Marubeni Corp.	112,000	786,666
Marui Group Co., Ltd. (a)	27,500	271,913
Matsushita Electric Industrial Co., Ltd.	127,000	2,598,213
Matsushita Electric Works, Ltd.	24,000	266,092
Mazda Motor Corp.	36,000	180,257
Millea Holdings, Inc. (d)	48,800	1,649,378
Minebea Co., Ltd.	28,000	179,003
Mitsubishi Chemical Holdings Corp.	88,000	674,514
Mitsubishi Corp.	85,900	2,339,837
Mitsubishi Electric Corp.	122,000	1,259,998
Mitsubishi Estate Co., Ltd.	75,000	1,797,817
Mitsubishi Gas & Chemical Co., Inc.	26,000	253,307
Mitsubishi Heavy Industries, Ltd.	204,000	873,013
Mitsubishi Materials Corp.	65,000	276,453
Mitsubishi Motors Corp. (a) (b)	132,000	223,720
Mitsubishi Rayon Co., Ltd.	44,000	212,988
Mitsubishi UFJ Financial Group, Inc.	546,868	5,090,147
Mitsui & Co., Ltd.	106,317	2,255,627
Mitsui Chemicals, Inc.	52,000	340,367
Mitsui Engineering & Shipbuilding Co., Ltd. (a)	54,000	209,409
Mitsui Fudosan Co., Ltd.	56,000	1,210,268
Mitsui Mining & Smelting Co., Ltd.	38,000	151,937
Mitsui OSK Lines, Ltd.	75,000	952,719
Mitsui Sumitomo Insurance Co., Ltd.	83,000	810,116
Mitsumi Electric Co., Ltd.	5,700	190,228
Mizuho Financial Group, Inc.	621	2,946,053
Murata Manufacturing Co., Ltd.	14,100	820,021
Namco Bandai Holdings, Inc.	12,500	197,963
NEC Corp.	144,000	665,238
NGK Insulators, Ltd.	17,000	458,691
NGK Spark Plug Co., Ltd. (a)	10,000	174,574
Nidec Corp.	7,100	527,084
Nikko Cordial Corp. (a)	27,500	412,355
Nikon Corp. (a)	23,000	784,585
Nintendo Co., Ltd.	6,200	3,764,316
Nippon Building Fund, Inc. (REIT)	29	405,992
Nippon Electric Glass Co., Ltd.	23,000	373,563
Nippon Express Co., Ltd.	48,000	245,434
Nippon Mining Holdings, Inc.	71,000	456,103
Nippon Oil Corp.	90,000	733,207
Nippon Paper Group, Inc.	63	189,308
Nippon Sheet Glass Co., Ltd.	35,000	176,098
Nippon Steel Corp.	368,000	2,266,230
Nippon Telephone & Telegraph Corp.	345	1,707,390
Nippon Yusen K.K.	75,000	597,148
NIPPONKOA Insurance Co., Ltd.	26,000	235,746
Nissan Motor Co., Ltd.	146,500	1,586,203
Nisshin Steel Co., Ltd. (a)	68,000	238,011
Nissin Food Products Co., Ltd. (a)	6,400	206,833
Nitto Denko Corp. (a)	10,100	533,252
NOK Corp.	8,900	187,603
Nomura Holdings, Inc.	109,200	1,825,456

Security Description	Shares	Value*

Japan—(Continued)
Nomura Real Estate Office Fund, Inc. (REIT)	18	$169,287
Nomura Research Institute, Ltd.	9,600	315,229
NSK, Ltd.	37,000	384,040
NTN Corp. (a)	25,000	216,747
NTT Data Corp. (a)	80	356,447
NTT DoCoMo, Inc.	990	1,640,304
NTT Urban Development Corp.	89	141,761
Obayashi Corp. (a)	51,000	256,983
Odakyu Electric Railway Co., Ltd. (a)	51,000	325,048
OJI Paper Co., Ltd.	63,000	309,316
Olympus Corp.	16,000	655,542
Omron Corp.	13,600	321,904
Ono Pharmaceutical Co., Ltd.	3,700	173,058
Oriental Land Co., Ltd. (a)	3,400	205,228
ORIX Corp.	5,960	996,666
Osaka Gas Co., Ltd.	134,000	528,126
Rakuten, Inc. (a)	385	187,190
Resona Holdings, Inc. (a)	377	689,694
Ricoh Co., Ltd.	45,000	827,639
Rohm Co., Ltd.	7,200	626,677
Sankyo Co., Ltd.	3,600	166,902
Sanyo Electric Co., Ltd. (a)	110,000	151,935
Sapporo Hokuyo Holdings, Inc.	20	179,643
SBI Holdings, Inc. (a)	686	186,525
Secom Co., Ltd.	13,500	739,083
Sega Sammy Holdings, Inc. (a)	14,600	182,267
Seiko Epson Corp. (a)	8,600	186,976
Sekisui Chemical Co., Ltd.	38,000	256,466
Sekisui House, Ltd.	38,000	411,598
Seven & I Holdings Co., Ltd.	54,600	1,587,793
Sharp Corp. (a)	65,000	1,164,480
Shikoku Electric Power Co., Inc.	7,000	187,329
Shimamura Co., Ltd. (a)	1,700	143,630
Shimano, Inc. (a)	5,500	198,019
Shimizu Corp.	37,000	161,059
Shin-Etsu Chemical Co., Ltd.	26,300	1,644,346
Shinko Securities Co., Ltd.	37,000	153,383
Shinsei Bank, Ltd. (a)	100,000	367,645
Shionogi & Co., Ltd.	19,000	335,036
Shiseido Co., Ltd.	21,000	497,530
Showa Denko K.K. (a)	65,000	233,110
Showa Shell Sekiyu K.K. (a)	12,600	140,343
SMC Corp.	4,000	476,070
Softbank Corp. (a)	48,100	990,058
Sojitz Corp.	70,500	253,928
Sompo Japan Insurance, Inc.	64,000	576,550
Sony Corp.	63,000	3,418,889
Sony Financial Holdings, Inc.	64	243,245
Stanley Electric Co., Ltd.	11,800	293,882
Sumco Corp.	8,200	234,768
Sumitomo Chemical Co., Ltd.	100,000	889,346
Sumitomo Corp.	67,700	964,001
Sumitomo Electric Industries, Ltd.	51,134	814,518
Sumitomo Heavy Industries, Ltd.	46,000	422,642
Sumitomo Metal Industries, Ltd.	264,000	1,219,103
Sumitomo Metal Mining Co., Ltd.	34,000	582,235
Sumitomo Mitsui Financial Group, Inc. (a)	414	3,080,625

*See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of December 31, 2007

Common Stock—(Continued)

Security Description	Shares	Value*

Japan—(Continued)
Sumitomo Realty & Development Co., Ltd.	25,000	$614,908
Suzuken Co., Ltd.	5,574	198,622
Suzuki Motor Corp.	12,200	366,924
T&D Holdings, Inc.	12,400	641,831
Taisei Corp.	79,000	212,926
Taisho Pharmaceutical Co., Ltd.	10,000	192,581
Taiyo Nippon Sanso Corp.	18,000	168,184
Takashimaya Co., Ltd. (a)	17,000	204,854
Takeda Pharmaceutical Co., Ltd.	54,400	3,180,079
Takefuji Corp.	7,440	178,627
TDK Corp.	9,100	674,905
Teijin, Ltd.	66,000	282,113
Terumo Corp.	11,900	626,914
The 77 Bank, Ltd.	20,000	124,804
The Bank of Kyoto, Ltd.	22,000	259,946
The Bank of Yokohama, Ltd.	83,000	586,918
The Chiba Bank, Ltd.	47,000	380,789
The Chugoku Electric Power Co., Inc. (a)	10,300	200,224
The Furukawa Electric Co., Ltd.	38,000	146,919
The Gunma Bank, Ltd.	26,000	174,027
The Hachijuni Bank, Ltd.	30,000	201,730
The Hiroshima Bank, Ltd.	38,000	205,360
The Japan Steel Works, Ltd.	21,000	307,610
The Joyo Bank, Ltd.	40,000	223,016
The Kansai Electric Power Co., Inc.	51,500	1,201,576
The Shizuoka Bank, Ltd.	41,000	451,063
The Sumitomo Trust & Banking Co., Ltd.	81,000	539,303
The Suruga Bank, Ltd. (a)	17,000	184,459
The Tokyo Electric Power Co., Inc.	77,400	2,004,951
THK Co., Ltd.	7,700	155,599
Tobu Railway Co., Ltd. (a)	52,000	243,241
Toho Co., Ltd. (a)	9,467	212,073
Tohoku Electric Power Co., Inc.	26,200	590,454
Tokuyama Corp. (a)	22,000	220,112
Tokyo Electron, Ltd.	11,400	696,356
Tokyo Gas Co., Ltd.	150,000	700,330
Tokyo Tatemono Co., Ltd. (a)	19,000	178,853
Tokyu Corp.	76,000	500,908
Tokyu Land Corp.	29,000	248,182
TonenGeneral Sekiyu K.K. (a)	27,000	266,128
Toppan Printing Co., Ltd.	42,000	413,726
Toray Industries, Inc. (a)	83,000	644,857
Toshiba Corp. (a)	198,000	1,476,480
Tosoh Corp.	34,000	145,915
Toyo Seikan Kaisha, Ltd.	10,200	180,584
Toyoda Gosei Co., Ltd.	5,100	179,694
Toyota Industries Corp.	12,600	513,831
Toyota Motor Corp.	169,800	9,139,506
Toyota Tsusho Corp. (a)	14,200	383,690
Trend Micro, Inc.	9,000	322,622
Ube Industries, Ltd.	53,000	180,164
Unicharm Corp.	3,100	195,187
Urban Corp.	12,900	171,614
Ushio, Inc.	8,700	190,948
West Japan Railway Co.	126	621,200
Yahoo! Japan Corp. (a)	900	401,646
Yakult Honsha Co., Ltd. (a)	9,000	207,615

Security Description	Shares	Value*

Japan—(Continued)
Yamada Denki Co., Ltd. (a)	6,020	$685,214
Yamaha Corp.	11,500	262,424
Yamaha Motor Co., Ltd. (a)	13,100	317,793
Yamato Holdings Co., Ltd.	27,000	389,749
Yaskawa Electric Corp.	17,000	229,112
Yokogawa Electric Corp. (a)	14,600	160,130

		172,460,163

Luxembourg—0.6%
Acergy S.A. (a)	12,330	271,640
ArcelorMittal	57,095	4,390,089
Millicom International Cellular S.A. (SEK) (b)	2,100	239,123
SES (FDR)	9,743	255,481

		5,156,333

Netherlands—2.9%
Aegon NV	94,540	1,658,649
Akzo Nobel NV	17,317	1,379,025
ASML Holding NV (b)	24,137	758,506
Corio NV (REIT)	3,133	252,182
European Aeronautic Defense & Space Co. NV (a)	21,349	677,745
Fugro NV	3,571	273,721
Heineken Holding NV	3,702	208,572
Heineken NV	16,152	1,040,267
ING Groep NV	118,498	4,625,281
James Hardie Industries NV (AUD) (a)	34,811	196,099
Koninklijke Ahold NV	81,255	1,128,237
Koninklijke DSM NV	10,570	494,171
Koninklijke Philips Electronics NV	70,981	3,076,164
Randstad Holding NV (a)	3,422	135,876
Reed Elsevier NV (a)	45,759	907,780
Royal KPN NV	118,971	2,151,640
SBM Offshore NV	9,817	307,929
STMicroelectronics NV (a)	44,693	636,241
TNT NV (b)	24,488	1,019,009
TomTom NV (b)	3,347	250,143
Unilever NV	105,906	3,877,498
Vedior NV	11,155	278,474
Wolters Kluwer NV	17,885	584,330

		25,917,539

New Zealand—0.1%
Auckland International Airport, Ltd. (a)	114,386	255,350
Fletcher Building, Ltd. (a)	50,819	448,964
Telecom Corp. of New Zealand, Ltd. (a)	138,544	462,336

		1,166,650

Norway—0.9%
Aker Kvaerner ASA	10,348	272,917
DnB NOR ASA	48,456	734,884
Lighthouse Caledonia ASA (a) (b)	700	665
Norsk Hydro ASA	45,479	642,958
Orkla ASA	54,230	1,044,691
Petroleum Geo-Services ASA (a)	12,801	368,097
Renewable Energy Corp. ASA (a) (b)	11,753	587,548

*See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of December 31, 2007

Common Stock—(Continued)

Security Description	Shares	Value*

Norway—(Continued)
StatoilHydro ASA	79,549	$2,459,592
Storebrand ASA (a)	29,064	300,994
Telenor ASA	56,338	1,331,775
Yara International ASA	12,775	586,626

		8,330,747

Portugal—0.4%
Banco Comercial Portugues S.A. (a)	122,688	520,921
Banco Espirito Santo S.A. (a)	13,155	287,241
Brisa-Auto Estradas de Portugal S.A. (a)	24,915	364,653
Energias de Portugal S.A.	142,218	924,502
Portugal Telecom, SGPS, S.A.	52,727	684,744
PT Multimedia Servicos de Telecomunicacoes e Multimedia, SGPS, S.A.	17,901	249,182
Sonae, SGPS, S.A.	37,542	107,982

		3,139,225

Singapore—1.1%
CapitaLand, Ltd.	116,000	498,754
CapitaMall Trust (REIT) (a)	98,000	233,038
City Developments, Ltd.	40,000	389,501
ComfortDelGro Corp., Ltd.	184,000	231,508
Cosco Corp Singapore, Ltd.	71,517	281,379
DBS Group Holdings, Ltd.	74,978	1,062,563
Fraser & Neave, Ltd.	58,000	234,851
Keppel Corp., Ltd.	79,000	707,186
Oversea-Chinese Banking Corp.	170,880	986,070
SembCorp Industries, Ltd.	89,000	355,524
Sembcorp Marine	79,685	222,175
Singapore Airlines, Ltd.	40,940	490,029
Singapore Exchange, Ltd. (a)	54,000	493,614
Singapore Press Holdings, Ltd.	117,250	365,564
Singapore Technologies Engineering, Ltd.	135,000	349,722
Singapore Telecommunications, Ltd.	546,820	1,500,586
United Overseas Bank, Ltd.	83,392	1,154,273

		9,556,337

Spain—4.2%
Abertis Infraestructuras S.A. (a)	16,853	539,908
Acciona S.A.	1,646	517,355
Acerinox S.A. (a)	12,363	302,079
ACS Actividades de Construccion y Servicios S.A.	13,005	766,091
Altadis S.A.	15,935	1,157,945
Banco Bilbao Vizcaya Argentaria S.A.	234,707	5,764,681
Banco de Sabadell S.A. (a)	31,632	340,737
Banco Popular Espanol S.A. (a)	54,939	927,014
Banco Santander S.A.	390,782	8,442,540
Bankinter S.A. (a)	9,284	168,729
Cintra Concesiones de Infraestructuras de Transporte S.A. (a)	13,160	197,411
Fomento de Construcciones y Contratas S.A. (a)	3,072	228,948
Gamesa Corp. Tecnologica S.A.	10,521	486,774
Gas Natural SDG S.A.	7,593	442,213
Gestevision Telecino S.A. (a)	7,207	182,301
Grupo Ferrovial S.A. (a)	4,336	302,757

Security Description	Shares	Value*

Spain—(Continued)
Iberdrola S.A. (a) (b)	236,442	$3,579,279
Iberia Lineas Aereas de Espana	35,252	152,596
Inditex S.A. (a)	13,792	838,581
Indra Sistemas S.A. (a)	9,459	254,140
Mapfre S.A. (a)	30,960	135,449
Red Electrica de Espana	6,962	437,533
Repsol YPF S.A.	48,301	1,722,294
Sacyr Vallehermoso S.A. (a)	5,904	227,117
Sociedad General de Aguas de Barcelona S.A. (a)	4,432	178,131
Telefonica S.A.	268,833	8,687,932
Union Fenosa S.A.	6,520	437,310
Zardoya Otis S.A. (a)	7,249	204,121

		37,621,966

Sweden—2.2%
Alfa Laval AB	6,515	362,423
Assa Abloy AB (Series B)	20,057	399,033
Atlas Copco AB (Series A)	45,479	671,423
Atlas Copco AB (Series B)	26,061	351,792
Boliden AB	18,652	231,020
Electrolux AB	17,118	285,244
Getinge AB (Class B)	12,136	324,109
Hennes & Mauritz AB (Series B)	30,251	1,828,352
Husqvarna AB	17,118	202,037
Investor AB	15,800	355,549
Lundin Petroleum AB (a)	16,352	169,094
Modern Times Group AB	3,130	218,437
Nordea Bank AB	131,570	2,182,596
Sandvik AB	61,232	1,040,764
Scania AB	26,572	628,097
Securitas AB	21,462	296,676
Skandinaviska Enskilda Banken AB	29,510	746,317
Skanska AB	25,167	470,037
SKF AB	28,872	483,680
SSAB Svenskt Stal AB (Series A)	11,498	308,639
Svenska Cellulosa AB	34,876	613,323
Svenska Handelsbanken AB	35,259	1,118,372
Swedbank AB	12,400	347,402
Swedish Match AB	18,278	434,914
Tele2 AB	23,123	459,915
Telefonaktiebolaget LM Ericsson (Class B)	940,902	2,199,787
TeliaSonera AB	147,300	1,369,908
Volvo AB (Series A)	32,832	540,571
Volvo AB (Series B)	69,624	1,153,877

		19,793,388

Switzerland—6.2%
ABB, Ltd.	136,348	3,931,178
Actelion, Ltd. (a) (b)	6,285	278,402
Adecco S.A.	8,604	461,373
Ciba Specialty Chemicals AG	4,529	208,539
Credit Suisse Group	65,575	3,942,854
Geberit AG	2,351	320,522
Givaudan AG	405	389,123
Holcim, Ltd.	13,815	1,467,900
Julius Baer Holding AG	6,779	573,025

*See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of December 31, 2007

Common Stock—(Continued)

Security Description	Shares	Value*

Switzerland—(Continued)
Kuehne & Nagel International AG	3,252	$310,041
Lindt & Spruengli AG	55	182,661
Logitech International S.A.	10,725	389,404
Lonza Group AG (a)	2,935	353,027
Nestle S.A.	24,590	11,267,473
Nobel Biocare Holding AG	1,606	424,847
Novartis AG	144,728	7,884,526
Roche Holding AG	43,848	7,552,878
SGS S.A.	302	355,787
Sonova Holding AG	2,594	290,165
Straumann Holding AG	534	150,934
Sulzer AG	196	284,553
Swatch Group AG (Class A)	4,566	266,943
Swatch Group AG (Class B)	2,093	627,502
Swiss Life Holding	2,159	534,482
Swiss Reinsurance	22,569	1,583,159
Swisscom AG	1,500	582,731
Syngenta AG	6,723	1,705,795
UBS AG	129,760	6,025,978
Unaxis Holdings AG	425	194,828
Zurich Financial Services AG	8,914	2,623,261

		55,163,891

United Kingdom—21.6%
3i Group, Plc.	28,037	557,209
Alliance & Leicester, Plc.	12,993	165,486
AMEC, Plc.	25,228	418,473
Anglo American, Plc.	83,031	5,032,001
Antofagasta, Plc.	13,127	185,529
ARM Holdings, Plc. (a)	70,619	173,123
Associated British Foods, Plc.	11,767	209,505
AstraZeneca, Plc.	91,973	3,951,943
Aviva, Plc.	165,050	2,192,222
BAE Systems, Plc.	218,107	2,136,063
Balfour Beatty, Plc.	30,333	297,402
Barclays, Plc.	427,844	4,333,863
Barratt Developments, Plc.	18,894	172,696
BG Group, Plc.	213,112	4,906,566
BHP Billiton, Plc.	144,308	4,444,967
BP, Plc.	1,192,234	14,580,523
British Airways, Plc.	41,370	252,653
British America Tobacco, Plc.	95,291	3,752,272
British Energy Group, Plc.	64,769	702,990
British Land Co., Plc. (REIT)	36,770	685,386
British Sky Broadcasting, Plc.	73,950	906,506
BT Group, Plc.	504,528	2,722,539
Bunzl, Plc.	22,401	314,057
Burberry Group, Plc.	26,876	302,554
Cable & Wireless, Plc.	157,710	581,940
Cadbury Schweppes, Plc.	135,855	1,693,492
Capita Group, Plc.	39,413	551,123
Carnival, Plc.	11,804	518,174
Centrica, Plc.	226,177	1,607,361
Cobham, Plc.	90,123	372,434
Compass Group, Plc.	128,562	783,877
Daily Mail & General Trust	23,944	234,564

Security Description	Shares	Value*

United Kingdom—(Continued)
Diageo, Plc.	164,623	$3,523,831
DSG International, Plc.	124,943	243,851
EMAP, Plc. (a)	17,862	324,681
Enterprise Inns, Plc.	31,243	300,962
Experian Group, Ltd.	59,983	476,715
FirstGroup, Plc.	30,753	496,355
Friends Provident, Plc.	122,735	396,790
G4S, Plc.	83,089	401,373
GKN, Plc.	50,689	282,350
GlaxoSmithKline, Plc.	353,125	8,961,193
Hammerson, Plc. (REIT)	17,590	357,796
Hays, Plc.	89,608	204,835
HBOS, Plc.	235,004	3,407,722
Home Retail Group, Plc. (b)	67,711	435,241
HSBC Holdings, Plc.	733,916	12,311,110
ICAP, Plc.	36,213	521,212
IMI, Plc.	24,507	190,280
Imperial Chemical Industries, Plc.	75,167	1,002,504
Imperial Tobacco Group, Plc.	43,373	2,361,414
Inchcape, Plc.	34,970	261,294
Intercontinental Hotels Group, Plc.	21,687	378,532
International Power, Plc.	93,731	841,397
Invensys, Plc.	47,928	213,710
Investec, Plc.	26,347	239,901
J. Sainsbury Co.	101,545	854,609
Johnson Matthey, Plc.	14,556	542,101
Kazakhmys, Plc.	6,841	184,769
Kelda Group, Plc.	18,730	403,061
Kesa Electricals, Plc.	35,058	161,570
Kingfisher, Plc.	152,400	438,848
Ladbrokes, Plc.	47,638	304,246
Land Securities Group, Plc. (REIT)	28,545	848,842
Legal & General Group, Plc.	409,084	1,058,300
Liberty International, Plc. (REIT)	16,665	354,662
Lloyds TSB Group, Plc.	351,482	3,277,344
LogicaCMG, Plc.	90,803	211,717
London Stock Exchange Group, Plc.	11,107	435,577
Lonmin, Plc.	5,054	311,814
Man Group, Plc.	100,310	1,153,820
Marks & Spencer Group, Plc.	113,023	1,251,936
Meggitt, Plc.	42,619	280,512
Mitchells & Butlers, Plc.	20,913	175,187
Mondi, Plc.	23,534	197,434
National Express Group, Plc.	7,087	173,093
National Grid, Plc.	167,651	2,771,809
Next, Plc.	13,648	437,762
Old Mutual, Plc.	340,234	1,128,073
Pearson, Plc.	55,668	808,961
Persimmon, Plc.	19,800	315,314
Prudential, Plc.	151,315	2,126,940
Punch Taverns, Plc.	19,122	289,451
Reckitt Benckiser Group, Plc.	37,679	2,176,675
Reed Elsevier, Plc.	80,370	1,081,364
Rentokil Initial, Plc.	138,654	331,140
Resolution, Plc.	42,579	602,480
Reuters Group, Plc.	79,333	1,000,904
Rexam, Plc.	42,308	350,052

*See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of December 31, 2007

Common Stock—(Continued)

Security Description	Shares	Value*

United Kingdom—(Continued)
Rio Tinto, Plc.	62,082	$6,504,184
Rolls-Royce Group, Plc.	114,239	1,234,779
Royal Bank of Scotland Group, Plc. (a)	631,583	5,678,015
Royal Dutch Shell, Plc. (Class A) (a)	227,319	9,576,469
Royal Dutch Shell, Plc. (Class B)	171,621	7,177,792
SABMiller, Plc.	57,485	1,617,398
Sage Group, Ltd.	78,702	358,414
Schroders, Plc.	5,949	153,075
Scottish & Newcastle, Plc.	48,226	710,508
Scottish & Southern Energy, Plc.	54,779	1,779,371
Segro, Plc. (REIT)	25,798	239,551
Serco Group, Plc.	34,317	313,693
Severn Trent, Plc.	14,349	433,938
Shire, Plc.	17,927	411,855
Signet Group, Plc.	115,653	159,202
Smith & Nephew, Plc.	56,488	649,441
Smiths Group, Plc.	25,680	514,780
Stagecoach Group, Plc.	36,523	204,762
Standard Chartered, Plc.	41,969	1,524,177
Standard Life, Plc.	141,054	717,343
Tate & Lyle, Plc.	33,442	293,476
Taylor Wimpey, Plc.	76,505	305,811
Tesco, Plc.	495,654	4,680,308
The Carphone Warehouse, Plc. (a)	23,467	160,077
Thomas Cook Group, Plc.	33,377	186,055
Tomkins, Plc.	54,938	194,218
Travis Perkins, Plc.	9,603	228,577
TUI Travel, Plc.	44,767	259,494
Tullow Oil, Plc.	45,822	591,226
Unilever, Plc.	82,194	3,082,429
United Business Media, Plc.	20,280	260,026
United Utilities, Plc.	60,703	908,883
Vendeta Resources, Plc.	4,774	192,207
Vodafone Group, Plc.	3,314,325	12,352,526
Whitbread, Plc.	14,040	389,123
William Hill, Plc.	21,132	219,165
WM Morrison Supermarkets, Plc.	77,336	498,825
Wolseley, Plc.	43,462	637,254
WPP Group, Plc.	74,431	952,918
Xstrata, Plc.	39,366	2,772,011
Yell Group, Plc.	44,982	356,616

		193,394,881

United States—2.1%
iShares MSCI EAFE Index Fund (a)	234,400	18,400,400
Synthes, Inc. (CHF) (b)	3,629	448,564

		18,848,964

Total Common Stock (Identified Cost $645,759,682)		876,945,193

Preferred Stock—0.5%
Security Description	Shares	Value*

Australia—0.1%
GPT Group (REIT)	121,164	$427,755
Macquarie Infrastructure Group (a)	183,237	485,516

		913,271

Germany—0.4%
Fresenius SE	2,720	224,688
Henkel KGaA	10,747	602,426
Porsche AG	561	1,130,525
RWE AG	2,982	361,443
Volkswagen AG	6,775	983,936

		3,303,018

Italy—0.0%
Unipol Gruppo Finanziario S.p.A.	57,044	179,581

Switzerland—0.0%
Schindler Holding AG	4,477	286,185

Total Preferred Stock (Identified Cost $2,987,518)		4,682,055

Units—0.4%

Australia—0.1%
Centro Properties Group (REIT) (a)	62,280	54,761
CFS Retail Property Trust (REIT) (a)	65,218	133,613
Macquarie Office Trust (REIT) (a)	135,057	166,312
Stockland (REIT) (a)	92,213	678,767

		1,033,453

Switzerland—0.3%
Compagnie Financière Richemont S.A.	32,172	2,194,915

United Kingdom—0.0%
Berkeley Group Holdings, Plc.	5,136	139,154

Total Units (Identified Cost $2,193,567)		3,367,522

Rights—0.0%

Hong Kong—0.0%
Wharf Holdings, Ltd. (a)	9,429	12,940

Japan—0.0%
Dowa Mining Co., Ltd.	16,000	5,607

Total Rights (Identified Cost $0)		18,547

*See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of December 31, 2007

Short Term Investments—10.8%

Security Description	Face Amount/Shares	Value*

United States—10.8%
Federal Home Loan Bank 4.150%, 01/14/08	$1,850,000	$1,847,829
State Street Navigator Securities Lending Prime Portfolio (e)	95,025,043	95,025,043

Total Short Term Investments (Identified Cost $96,872,872)		96,872,872

Total Investments—109.8% (Identified Cost $747,813,639) (f)		981,886,189
Liabilities in excess of other assets		(87,785,534)

Total Net Assets—100%		$894,100,655

(a)	A portion or all of the security was held on loan. As of December 31, 2007, the market value of securities loaned was $94,313,789 and the collateral received consisted of cash in the amount of $95,025,043 and non cash collateral with a value of $3,427,179. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian.
(b)	Non-Income Producing.
(c)	Zero Valued Security.
(d)	Security was valued in good faith under procedures established by the Board of Directors.
(e)	Represents investment of cash collateral received from securities lending transactions.
(f)	The aggregate cost of investments for federal income tax purposes as of December 31, 2007 was $757,006,731 and the composition of unrealized appreciation and depreciation of investment securities was $234,793,406 and $(9,913,948), respectively.
(FDR)—	Fudiciary Depository Receipt
(REIT)—	A Real Estate Investment Trust is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interest.
(AUD)—	Australian Dollar
(CHF)—	Swiss Franc
(HKD)—	Hong Kong Dollar
(NOK)—	Norwegian Krone
(SEK)—	Swedish Krona

Ten Largest Industries as of December 31, 2007	Percentage of Total Net Assets
Commercial Banks	14.7%
Oil, Gas & Consumable Fuels	7.4%
Metals & Mining	5.4%
Pharmaceuticals	5.2%
Insurance	4.6%
Diversified Telecommunication Services	4.1%
Automobiles	3.3%
Electric Utilities	3.3%
Food Products	2.9%
Chemicals	2.9%

*See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Statement of Assets & Liabilities

December 31, 2007

Assets
Investments at value (a) (c)		$981,886,189
Cash		130,192
Foreign cash at value (b)		7,439,103
Receivable for:
Securities sold		116,917
Fund shares sold		698,208
Accrued interest and dividends		2,424,017
Foreign taxes		69,548

Total Assets		992,764,174
Liabilities
Payable for:
Securities purchased	$1,785,967
Fund shares redeemed	1,282,732
Withholding taxes	118,212
Collateral for securities loaned	95,025,043
Accrued expenses:
Management fees	223,959
Service and distribution fees	74,163
Other expenses	153,443

Total Liabilities		98,663,519

Net Assets		$894,100,655

Net assets consists of:
Capital paid in		$619,160,962
Undistributed net investment income		16,995,755
Accumulated net realized gains		23,872,672
Unrealized appreciation on investments and foreign currency		234,071,266

Net Assets		$894,100,655

Computation of offering price:
Class A
Net asset value and redemption price per share ($511,802,825 divided by 29,774,343 shares outstanding)		$17.19

Class B
Net asset value and redemption price per share ($297,897,580 divided by 17,604,286 shares outstanding)		$16.92

Class E
Net asset value and redemption price per share ($84,400,250 divided by 4,933,628 shares outstanding)		$17.11

(a) Identified cost of investments		$747,813,639

(b) Identified cost of foreign cash		$7,462,828

(c)	Includes cash collateral for securities loaned of $95,025,043.

Statement of Operations

For the Year Ended December 31, 2007

Investment Income
Dividends		$21,705,320	(a)
Interest		824,701	(b)

		22,530,021
Expenses
Management fees	$2,173,284
Service and distribution fees—Class B	671,301
Service and distribution fees—Class E	128,126
Directors’ fees and expenses	23,669
Custodian	537,287
Audit and tax services	36,237
Legal	8,407
Printing	201,864
Insurance	7,048
Miscellaneous	14,951

Total expenses	3,802,174
Management fee waivers	(50,710)	3,751,464

Net Investment Income		18,778,557

Realized and Unrealized Gain
Realized gain on:
Investments—net	27,166,461
Reimbursement received from affiliate	149,126
Foreign currency transactions—net	80,827	27,396,414

Change in unrealized appreciation (depreciation) on:
Investments—net	19,832,270
Foreign currency transactions—net	(17,539)	19,814,731

Net gain		47,211,145

Net Increase in Net Assets From Operations		$65,989,702

(a)	Net of foreign taxes of $1,721,129.
(b)	Includes net income on securities loaned of $731,604.

See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2007	Year ended December 31, 2006
From Operations
Net investment income	$18,778,557	$12,612,701
Net realized gain	27,396,414	8,969,491
Unrealized appreciation	19,814,731	101,925,592

Increase in net assets from operations	65,989,702	123,507,784

From Distributions to Shareholders
Net investment income
Class A	(6,957,555)	(4,873,215)
Class B	(4,654,053)	(2,705,444)
Class E	(1,623,651)	(1,274,235)

	(13,235,259)	(8,852,894)

Net realized gain
Class A	(3,710,696)	0
Class B	(2,816,927)	0
Class E	(930,691)	0

	(7,458,314)	0

Total distributions	(20,693,573)	(8,852,894)

Increase in net assets from capital share transactions	214,083,082	57,877,999

Total increase in net assets	259,379,211	172,532,889

Net Assets
Beginning of the period	634,721,444	462,188,555

End of the period	$894,100,655	$634,721,444

Undistributed Net Investment Income
End of the period	$16,995,755	$11,063,229

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2007		Year ended December 31, 2006
	Shares	$	Shares	$
Class A
Sales	14,171,371	$244,141,099	5,399,575	$77,553,018
Reinvestments	634,637	10,668,251	337,714	4,873,215
Redemptions	(5,081,003)	(85,752,377)	(4,423,246)	(63,386,502)

Net increase	9,725,005	$169,056,973	1,314,043	$19,039,731

Class B
Sales	6,004,028	$99,957,475	6,399,548	$90,433,197
Reinvestments	450,602	7,470,980	189,989	2,705,444
Redemptions	(3,507,476)	(57,974,664)	(3,298,139)	(46,325,751)

Net increase	2,947,154	$49,453,791	3,291,398	$46,812,890

Class E
Sales	743,690	$12,495,190	777,439	$11,099,892
Reinvestments	152,498	2,554,342	88,612	1,274,235
Redemptions	(1,162,298)	(19,477,214)	(1,442,564)	(20,348,749)

Net decrease	(266,110)	$(4,427,682)	(576,513)	$(7,974,622)

Increase derived from capital share transactions		$214,083,082		$57,877,999

See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Financial Highlights

	Class A
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$16.00	$12.95	$11.64	$9.80	$7.26

Income From Investment Operations
Net investment income	0.46 (a)	0.35 (a)	0.25	0.21	0.14
Net realized and unrealized gain on investments	1.26	2.95	1.26	1.70	2.54

Total from investment operations	1.72	3.30	1.51	1.91	2.68

Less Distributions
Distributions from net investment income	(0.35)	(0.25)	(0.20)	(0.07)	(0.14)
Distributions from net realized capital gains	(0.18)	0.00	0.00	0.00	0.00

Total distributions	(0.53)	(0.25)	(0.20)	(0.07)	(0.14)

Net Asset Value, End of Period	$17.19	$16.00	$12.95	$11.64	$9.80

Total Return (%)	10.8	25.7	13.2	19.6	37.6
Ratio of operating expenses to average net assets (%)	0.41	0.49	0.51	0.59	0.71
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.41	0.50	0.51	N/A	N/A
Ratio of net investment income to average net assets (%)	2.69	2.46	2.19	2.01	1.85
Portfolio turnover rate (%)	24	18	22	38	43
Net assets, end of period (000)	$511,803	$320,845	$242,623	$210,034	$176,835

	Class B
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$15.76	$12.76	$11.48	$9.68	$7.18

Income From Investment Operations
Net investment income	0.41 (a)	0.31 (a)	0.19	0.12	0.11
Net realized and unrealized gain on investments	1.23	2.91	1.27	1.74	2.51

Total from investment operations	1.64	3.22	1.46	1.86	2.62

Less Distributions
Distributions from net investment income	(0.30)	(0.22)	(0.18)	(0.06)	(0.12)
Distributions from net realized capital gains	(0.18)	0.00	0.00	0.00	0.00

Total distributions	(0.48)	(0.22)	(0.18)	(0.06)	(0.12)

Net Asset Value, End of Period	$16.92	$15.76	$12.76	$11.48	$9.68

Total Return (%)	10.5	25.5	12.9	19.3	37.2
Ratio of operating expenses to average net assets (%)	0.66	0.74	0.76	0.84	0.96
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.66	0.75	0.76	N/A	N/A
Ratio of net investment income to average net assets (%)	2.46	2.18	1.86	1.60	1.45
Portfolio turnover rate (%)	24	18	22	38	43
Net assets, end of period (000)	$297,898	$231,042	$145,077	$73,707	$27,933

(a)	Per share amount is based on average shares outstanding during the period.
(b)	See Note 4 in the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-17

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Financial Highlights

	Class E
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$15.93	$12.90	$11.59	$9.77	$7.25

Income From Investment Operations
Net investment income	0.43 (a)	0.33 (a)	0.26	0.19	0.13
Net realized and unrealized gain on investments	1.25	2.94	1.23	1.70	2.52

Total from investment operations	1.68	3.27	1.49	1.89	2.65

Less Distributions
Distributions from net investment income	(0.32)	(0.24)	(0.18)	(0.07)	(0.13)
Distributions from net realized capital gains	(0.18)	0.00	0.00	0.00	0.00

Total distributions	(0.50)	(0.24)	(0.18)	(0.07)	(0.13)

Net Asset Value, End of Period	$17.11	$15.93	$12.90	$11.59	$9.77

Total Return (%)	10.6	25.6	13.0	19.4	37.3
Ratio of operating expenses to average net assets (%)	0.56	0.64	0.66	0.74	0.86
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.56	0.65	0.66	N/A	N/A
Ratio of net investment income to average net assets (%)	2.57	2.32	2.05	1.91	1.42
Portfolio turnover rate (%)	24	18	22	38	43
Net assets, end of period (000)	$84,400	$82,835	$74,489	$73,449	$54,269

(a)	Per share amount is based on average shares outstanding during the period.
(b)	See Note 4 in the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-18

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Notes to Financial Statements—December 31, 2007

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The Morgan Stanley EAFE Index Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

MSF-19

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Notes to Financial Statements—December 31, 2007—(Continued)

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated day-to-day responsibility for valuing Portfolio assets to the subadviser of the Portfolio, who values such assets as described above and operates under procedures approved by the Board.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

MSF-20

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Notes to Financial Statements—December 31, 2007—(Continued)

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Options:

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, or hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

The main risk associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Fund Concentration:

The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market

MSF-21

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Notes to Financial Statements—December 31, 2007—(Continued)

and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

As of December 31, 2007, the Portfolio had no capital loss carryovers.

The tax character of distributions paid for the periods ended December 31, 2007 and 2006 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2007	2006	2007	2006	2007	2006	2007	2006
$14,775,563	$8,852,894	$5,918,010	$—	$—	$—	$20,693,573	$8,852,894

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation	Loss Carryforwards	Total
$23,873,802	$26,187,716	$224,878,174	$—	$274,939,692

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

3.	INVESTMENT TRANSACTIONS:

For the year ended December 31, 2007, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$0	$294,805,000	$0	$173,615,029

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rate of 0.30% of average daily net assets. Fees earned by MetLife Advisers with respect to the Portfolio for the year ended December 31, 2007 were $2,173,284.

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

Effective April 30, 2007, MetLife Advisers entered into an investment subadvisory agreement with MetLife Investment Advisors, LLC (“MLIAC”) with respect to the Portfolio. MetLife Advisers pays MLIAC an investment subadvisory fee for the Portfolio equal to the costs incurred by MLIAC in providing subadvisory services to the Portfolio. Fees earned by MLIAC with respect to the Portfolio for the period ended December 31, 2007 were $116,765. Prior to April 30, 2007, MetLife served as the subadviser to the Portfolio and for the period January 1, 2007 through April 30, 2007, fees earned by MetLife were $49,854.

MSF-22

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Notes to Financial Statements—December 31, 2007—(Continued)

Management Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2007 to April 30, 2008, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio at the annual rate of 0.007% of average daily net assets. Amounts waived for the year ended December 31, 2007 are shown as management fee waivers in the Statement of Operations.

Service and Distribution Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing, the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the year ended December 31, 2007 are shown as Service and Distribution fees in the Statement of Operations.

Substitution:

On November 9, 2007, the Morgan Stanley EAFE Index Portfolio received and recorded a share subscription for 9,043,463 shares of Class A amounting to $157,446,695 from various shareholder accounts previously invested in the MetLife Investment Funds, Inc. (“MLIF”), an affiliated investment company of the Fund. A portion of the assets received from MLIF were investment securities with a market value of $82,605,776, and transferred in-kind pursuant to a substitution order received from the Securities and Exchange Commission. The balance of the assets was paid in cash. This transaction resulted from the planned liquidation of MLIF, pursuant to a Plan of Liquidation approved by the MLIF Board of Directors on August 16, 2007. The securities received were recorded at value and have been excluded from the calculation of portfolio turnover reported in the Portfolio’s financial highlights. The shares issued in this transaction are included in Sales in the Capital Shares schedule on the Statements of Changes in Net Assets.

5.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolios’ behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Portfolio receives 80% of the annual net income from securities lending transactions, which is included in interest income of the Portfolio. The remaining 20% is paid to the custodian as compensation for its securities lending services. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. Any outstanding loans by the Portfolio at December 31, 2007 are footnoted in the Schedule of Investments.

6.	REGULATORY MATTERS:

As previously reported, in May 2004, General American received a Wells Notice stating that the SEC staff was considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws against General American with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through General American. General American responded to the SEC staff and cooperated with the investigation. On August 9, 2007, the SEC announced that it had settled an enforcement action regarding late trading against General American with, among other things, General American agreeing to pay a civil penalty and to comply with certain undertakings. General American consented to the SEC’s order without admitting or denying the findings. MetLife Advisers has also advised the Fund’s Board of

MSF-23

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Notes to Financial Statements—December 31, 2007—(Continued)

Directors that, while certain exceptions to the Fund’s policies have been noted, no situations have been identified that would have a material impact on the financial position of the Fund.

7.	RECENT ACCOUNTING PRONOUNCEMENTS:

Effective June 29, 2007, the Fund implemented Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109” (“FIN 48”). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Fund, and has determined that the adoption of FIN 48 does not have a material impact on the Fund’s financial statements. The Fund files U.S. tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s tax returns remains open for the years ended December 31, 2004 through December 31, 2006.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

MSF-24

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of the Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Morgan Stanley EAFE Index Portfolio, one of the portfolios constituting the Metropolitan Series Fund, Inc. (the “Fund”) as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Morgan Stanley EAFE Index Portfolio of the Metropolitan Series Fund, Inc. as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 21, 2008

MSF-25

Metropolitan Series Fund, Inc.

Directors and Officers

The Fund’s Directors review actions of the Fund’s investment adviser and subadvisers, and decide upon matters of general policy. The Fund’s officers supervise the daily business operations of the Fund. The Board of Directors and the Fund’s officers are listed below. Each Director is responsible for overseeing all 36 Portfolios of the Fund. There is no limit to the term a Director may serve. Directors serve until their resignation, retirement or removal in accordance with the Fund’s organizational documents and policies adopted by the Board from time to time. Officers hold office at the pleasure of the Board or until the election or appointment and the qualification of a successor. The address of the directors and officers is c/o Metropolitan Series Fund, Inc., 501 Boylston Street, Boston, MA 02116.

Interested Directors(1)

Each Director below is an “interested person” (as defined by the 1940 Act) with respect to the Fund in that Ms. Forget is an employee of MetLife and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Elizabeth M. Forget Age: 41	Director, Chairman of the Board, President and Chief Executive Officer	2006	Senior Vice President (since 2007), MetLife, Inc.; President, Met Investors Advisory, LLC (“MIA”); Trustee and President, Met Investors Series Trust (“MIST”); Executive Vice President, MetLife Investors Group, Inc.; President (since 2006), MetLife Advisers.	81

Arthur G. Typermass Age: 70	Director	1998	Formerly, Senior Vice President and Treasurer, MetLife.	37

Non-Interested Directors(1)

Each Director below is not an “interested person” (as defined by the 1940 Act) with respect to the Fund (collectively, the “Independent Directors”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† Age: 70	Director	1985	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	37

Linda B. Strumpf Age: 60	Director	2000	Vice President and Chief Investment Officer, Ford Foundation.	37

Michael S. Scott Morton† Age: 70	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, MIT.	37

H. Jesse Arnelle Age: 74	Director	2001	Formerly, Counsel, Womble Carlyle Sandrie & Rice; Director, Textron Inc. (global multi-industry company)*; formerly, Director, Gannet Co. Inc. (diversified news and information company)*; formerly, Director, Eastman Chemical Company (global chemical company)*; formerly, Director, Waste Management, Inc.*; formerly, Director, Armstrong Holdings Inc. (parent company of floor and ceiling products business)*; formerly, Director, FPL Group Inc. (public utility holding company)*; Director, URS Corporation (engineering design services firm)*.	37

Nancy Hawthorne Age: 56	Director	2003	Director, Avid Technologies (computer software company)*; formerly, Chairman of the Board of Avid Technologies; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Chief Executive Officer, Clerestory LLC (corporate financial advisor); formerly, Trustee, New England Zenith Fund (“Zenith Fund”)**; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company )*.	37

MSF-26

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
John T. Ludes Age: 71	Director	2003	President, LFP Properties (consulting firm); Formerly, Trustee, Zenith Fund**; formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	37

Officers(1)

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey P. Halperin	40	Chief Compliance Officer	2006	Vice President (since 2006), Corporate Ethics and Compliance Department, MetLife, Inc.; Chief Compliance Officer (since 2006), MetLife Advisers, MIA and MIST.

John F. Guthrie, Jr.	64	Senior Vice President	2002	Manager and Senior Vice President, MetLife Advisers; Vice President, MetLife; Vice President (since 2003), MetLife Group, Inc.; Vice President, NELICO; Vice President (since 2005), MIA; formerly, Senior Vice President, Zenith Fund**.

Alan C. Leland	55	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Treasurer (since 2005), Met Investors Advisory, LLC; Vice President (since 2004), MIA; Vice President (since 2003), MetLife Group, Inc.; Vice President, MetLife; Senior Vice President, NELICO

Peter Duffy	52	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers (since 1998); Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife Group, Inc.; formerly, Vice President and Treasurer, Zenith Fund**.

Thomas M. Lenz	49	Vice President and Secretary	2002	General Counsel and Secretary, MetLife Advisers; Assistant General Counsel, MetLife; formerly, Vice President and Secretary, Zenith Fund**.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
**	The Zenith Fund deregistered with the Securities and Exchange Commission (“SEC”) in 2004.
(†)	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the “State Street Research Funds”).
(1)	Each Director of the Fund also serves as trustee of Metropolitan Series Fund II (“Met Series Fund II”), a registered investment company advised by MetLife Advisers. Each officer of the Fund serves in the same position with Met Series Fund II, which consists of one portfolio.
(2)	Previous positions during the past five years with the Fund, MIST, MetLife, MetLife Advisers, MIA, Zenith Fund, NELICO or New England Securities Corporation are omitted if not materially different.
(3)	The Fund Complex includes the Fund (36 portfolios), Met Series Fund II (1 portfolio) and MIST (44 portfolios)

MSF-27

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Fund’s Contract Review Committees of the Board of Directors (the “Board”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (collectively, the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals at the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers, the Fund’s investment adviser, and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through the subadvisers’ responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies and the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (viii) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (ix) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (x) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xi) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee on September 12, 2007, the Board, at its November 15, 2007 meeting, approved the continuation through December 31, 2008 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio of the Fund. The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the establishment of the investment strategies of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of Subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

MSF-28

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ recommendations regarding reductions in Fee rates, implementation of Fee breakpoints and institution of Fee waivers and expense caps.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and their affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Agreements.

MSF-29

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution, brokerage and transfer agency services to the Portfolios, and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2008.

MSF-30

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2007 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-31

Metropolitan Series Fund, Inc. Neuberger Berman Mid Cap Value Portfolio Annual Report	December 31, 2007

Letter from the President

February 1, 2008

Letter to Policy Holders:

2007 was a tumultuous year in the financial markets driven by concerns in the credit markets surrounding sub-prime mortgages and fears of recession in the U.S. Economy. The broad markets were mixed, with the Dow Jones Industrial Average up 8.9% and the MSCI EAFE Index, which measures the performance of international equities, up 11.2% for the year, while the Russell 2000 Index, which measures the performance of small capitalization stocks, was down 1.6%.

In the fixed income markets, credit spreads increased as a result of the pressure from sub-prime mortgage crisis and the Federal Reserve lowered interest rates by a total of 1% during the year. The Lehman Brothers Aggregate Bond Index posted a 7.0% return for the year.

On the following pages, you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth Forget

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Managed by Neuberger Berman Management, Inc.

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the year ended December 31, 2007, the Class A shares of the Neuberger Berman Mid Cap Value Portfolio returned 3.4%, compared to its benchmark, the Russell Midcap Value Index1, which returned -1.4%. The average return of the Portfolio’s peer group, the Lipper Variable Insurance Products Mid-Cap Value Funds Universe2, was 2.8% over the same period.

PORTFOLIO REVIEW

The year 2007 was volatile for the equity markets, but most major indices advanced. In the first half, the strength of earnings and stable interest rate policy lifted stocks, but during the summer concern over the impact of subprime mortgage defaults spread to the credit markets, causing a liquidity crunch and dampening enthusiasm for equities. The Federal Reserve stepped in to ease monetary conditions, which helped revive stocks in the fall. However, concern about economic weakness, reflected in slowing retail sales, caused pessimism and stock declines in the fourth quarter. For the year, large-cap issues finished modestly ahead of mid-caps, while small-caps declined. Within the Russell Midcap Value Index, the Energy sector provided the most substantial gains, followed distantly by Materials and Utilities. Financials and Consumer Discretionary suffered substantial losses.

For the year, the Portfolio posted a positive return, outperforming the Russell Midcap Value Index. Energy had the most favorable impact on total return, followed by Materials and Industrials. Consumer Discretionary was the worst laggard, followed by Financials. Relative to the Index, the Portfolio’s overweight in Energy provided the most favorable impact. Stock selection in Materials and Industrials were also considerable positives, with overweights in these sectors also contributing to results, but more modestly.

Our assessment of the credit crunch led us to the view that the recovery in housing was likely to be more protracted than we had anticipated. As such, in the third quarter, we made the decision to exit the bulk of our homebuilding (in Consumer Discretionary) and mortgage-related stocks (in Financials), reinvesting the proceeds in Retail, Energy and Industrials. By the fourth quarter, this change paid significant dividends as we limited our exposure to continued trauma in these areas. However, for the year, Consumer Discretionary and Financials had the worst impact on relative results.

Over the course of the year, problems in the housing and subprime mortgage markets morphed from seemingly narrow issues to factors affecting the broad financial markets and the economy as a whole. Now, it’s clear from a variety of metrics that economic growth has decelerated substantially. Although the Federal Reserve was slow to grasp the breadth and depth of the current problem, it has taken a number of steps to ease credit conditions.

* The views expressed above are those of the subadvisory firm as of December 31, 2007 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

1 The Russell Midcap® Value Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with lower price-to-book ratios and higher forecasted growth values.

2 The Lipper Variable Insurance Products Fund Average is an average of the total return performance (calculated on the basis of net asset value) of variable product funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-2

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO

THE RUSSELL MIDCAP VALUE INDEX

Average Annual Returns as of December 31, 2007

	Neuberger Berman Mid Cap Value Portfolio			Russell MidCap Value Index
	Class A	Class B	Class E
1 Year	3.4%	3.2%	3.3%	-1.4%
5 Year	16.8	16.5	16.6	17.9
Since Inception	13.1	10.1	10.3	11.0

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 11/9/98, 5/1/01 and 5/1/01, respectively. Index since inception return is based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of December 31, 2007

Top Holdings

% of Total Net Assets
Chicago Bridge & Iron Co., NV	2.9%
Terex Corp.	2.4%
Freeport-McMoRan Copper & Gold, Inc.	2.4%
Canadian Natural Resources, Ltd.	2.3%
Noble Corp.	2.2%
FirstEnergy Corp.	2.2%
DPL, Inc.	2.1%
Assurant, Inc.	2.1%
Constellation Energy Group	2.1%
United States Steel Corp.	2.0%

Top Sectors

% of Total Market Value
Industrials	16.4%
Energy	13.1%
Financials	13.1%
Consumer Discretionary	12.9%
Utilities	10.6%
Information Technology	9.2%
Materials	8.6%
Health Care	8.2%
Consumer Staples	6.5%
Cash	1.5%

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2007 through December 31, 2007.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period* July 1, 2007 to December 31, 2007
Neuberger Berman Mid Cap Value—Class A	Actual	0.69%	$1,000.00	$945.30	$3.38
	Hypothetical	0.69%	$1,000.00	$1,021.69	$3.52

Neuberger Berman Mid Cap Value—Class B	Actual	0.94%	$1,000.00	$943.90	$4.61
	Hypothetical	0.94%	$1,000.00	$1,020.41	$4.79

Neuberger Berman Mid Cap Value—Class E	Actual	0.84%	$1,000.00	$944.20	$4.12
	Hypothetical	0.84%	$1,000.00	$1,020.92	$4.28

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MSF-4

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2007

Common Stock—96.9% of Total Net Assets

Security Description	Shares	Value*

Aerospace & Defense—3.3%
L-3 Communications Holdings, Inc.	185,400	$19,641,276
Spirit Aerosystems Holdings, Inc.	690,100	23,808,450

		43,449,726

Auto Components—1.2%
WABCO Holdings, Inc.	321,200	16,088,908

Automobiles—1.2%
Harley-Davidson, Inc.	333,800	15,591,798

Beverages—1.8%
Constellation Brands, Inc. (a) (b)	996,000	23,545,440

Capital Markets—5.2%
Jefferies Group, Inc.	821,500	18,935,575
Legg Mason, Inc.	92,000	6,729,800
Morgan Stanley	405,800	21,552,038
The Bear Stearns Co., Inc. (a)	242,000	21,356,500

		68,573,913

Communications Equipment—1.0%
Arris Group, Inc. (b)	1,328,700	13,260,426

Construction & Engineering—3.3%
Chicago Bridge & Iron Co., NV	623,800	37,702,471
The Shaw Group, Inc. (b)	92,000	5,560,480

		43,262,951

Electric Utilities—6.0%
DPL, Inc. (a)	940,200	27,876,930
FirstEnergy Corp.	395,600	28,617,704
PPL Corp.	433,100	22,560,179

		79,054,813

Electronic Equipment & Instruments—1.5%
Avnet, Inc.	555,000	19,408,350

Energy Equipment & Services—5.5%
National Oilwell Varco, Inc. (b)	363,300	26,688,018
Noble Corp.	517,700	29,255,227
Oceaneering International, Inc. (b)	247,900	16,696,065

		72,639,310

Food Products—3.1%
ConAgra Foods, Inc.	908,200	21,606,078
Smithfield Foods, Inc. (a) (b)	639,500	18,494,340

		40,100,418

Health Care Equipment & Supplies—0.7%
Covidien, Ltd.	211,400	9,362,906

Health Care Providers & Services—4.4%
Aetna, Inc.	404,800	23,369,104
CIGNA Corp.	401,800	21,588,714

Security Description	Shares	Value*

Health Care Providers & Services—(Continued)
Coventry Health Care, Inc. (b)	224,850	$13,322,362

		58,280,180

Household Durables—3.0%
NVR, Inc. (a) (b)	46,200	24,208,800
Whirlpool Corp. (a)	191,200	15,607,656

		39,816,456

Independent Power Producers & Energy Traders—4.6%
Constellation Energy Group	265,500	27,221,715
Mirant Corp. (b)	365,200	14,235,496
NRG Energy, Inc. (a) (b)	444,000	19,242,960

		60,700,171

Industrial Conglomerates—1.9%
McDermott International, Inc. (b)	433,800	25,607,214

Insurance—3.9%
Assurant, Inc. (a)	410,160	27,439,704
Endurance Specialty Holdings, Ltd. (a)	183,300	7,649,109
StanCorp Financial Group, Inc.	314,800	15,859,624

		50,948,437

IT Services—1.7%
Affiliated Computer Services, Inc. (Class A) (b)	496,000	22,369,600

Machinery—5.3%
Eaton Corp.	223,600	21,678,020
Joy Global, Inc.	255,700	16,830,174
Terex Corp.	480,400	31,499,828

		70,008,022

Marine—1.1%
Eagle Bulk Shipping, Inc. (a)	543,300	14,424,615

Media—1.3%
The McGraw-Hill Cos., Inc.	382,900	16,774,849

Metals & Mining—8.6%
Cleveland-Cliffs, Inc. (a)	195,400	19,696,320
Freeport-McMoRan Copper & Gold, Inc.	302,200	30,957,369
Sterlite Industries India, Ltd. (ADR) (a) (b)	572,900	14,935,503
Teck Cominco, Ltd. (Class B) (CAD)	570,100	20,358,271
United States Steel Corp.	221,100	26,733,201

		112,680,664

Multiline Retail—3.1%
J.C. Penney Co., Inc.	430,400	18,933,296
Macy’s, Inc.	589,813	15,258,462
Saks, Inc. (a) (b)	306,400	6,360,864

		40,552,622

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2007

Common Stock—(Continued)

Security Description	Shares	Value*

Oil, Gas & Consumable Fuels—7.5%
Canadian Natural Resources, Ltd.	407,700	$29,819,178
Denbury Resources, Inc. (b)	705,000	20,973,750
Ship Finance International, Ltd. (a)	482,013	13,356,580
Southwestern Energy Co. (b)	252,000	14,041,440
Talisman Energy, Inc.	504,615	9,345,470
XTO Energy, Inc.	216,010	11,094,274

		98,630,692

Personal Products—1.6%
NBTY, Inc. (b)	774,015	21,208,011

Pharmaceuticals—3.0%
Endo Pharmaceuticals Holdings, Inc. (b)	674,600	17,991,582
Shire, Plc. (ADR)	319,700	22,043,315

		40,034,897

Real Estate Investment Trusts—4.0%
Annaly Capital Management, Inc.	719,120	13,073,602
Developers Diversified Realty Corp.	187,600	7,183,204
First Industrial Realty Trust, Inc. (a)	224,100	7,753,860
iStar Financial, Inc. (a)	424,700	11,063,435
Ventas, Inc.	286,000	12,941,500

		52,015,601

Semiconductors & Semiconductor Equipment—1.6%
International Rectifier Corp. (a) (b)	604,700	20,541,659

Software—3.4%
Activision, Inc. (b)	346,900	10,302,930
Check Point Software Technologies, Ltd. (b)	519,106	11,399,568
Take-Two Interactive Software, Inc. (a) (b)	1,255,500	23,163,975

		44,866,473

Specialty Retail—2.3%
Abercrombie & Fitch Co. (Class A)	113,900	9,108,583
Aeropostale, Inc. (b)	247,000	6,545,500
TJX Cos., Inc.	510,300	14,660,919

		30,315,002

Textiles, Apparel & Luxury Goods—0.8%
Liz Claiborne, Inc. (a)	495,800	10,089,530

Total Common Stock (Identified Cost $1,125,785,908)		1,274,203,654

Preferred Stock—1.3%

Aerospace & Defense—1.3%
Empresa Brasileira de Aeronautica S.A. (ADR)	372,500	16,982,275

Total Preferred Stock (Identified Cost $14,998,533)		16,982,275

Short Term Investments—14.9%
Security Description	Shares/ Face Amount	Value*

Mutual Funds—12.9%
State Street Navigator Securities Lending Prime Portfolio (c)	168,835,271	$168,835,271

Repurchase Agreement—2.0%
State Street Corp. Repurchase Agreement dated 12/31/07 at 1.20% to be repurchased at $26,794,786 on 1/02/08, collateralized by $23,440,000 U.S. Treasury Bond 6.00% due 2/15/26 with a value of $27,600,600.	$26,793,000	26,793,000

Total Short Term Investments (Identified Cost $195,628,271)		195,628,271

Total Investments—113.1% (Identified Cost $1,336,412,712) (d)		1,486,814,200
Liabilities in excess of other assets		(171,907,482)

Total Net Assets—100%		$1,314,906,718

(a)	A portion or all of the security was held on loan. As of December 31, 2007, the market value of securities loaned was $206,801,017 and the collateral received consisted of cash in the amount of $168,835,271 and non cash collateral with a value of $43,499,632. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian.
(b)	Non-Income Producing.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	The aggregate cost of investments for federal income tax purposes as of December 31, 2007 was $1,336,188,518 and the composition of unrealized appreciation and depreciation of investment securities was $220,810,654 and $(70,184,972), respectively.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(CAD)—	Canadian Dollar

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Statement of Assets & Liabilities

December 31, 2007

Assets
Investments at value (a) (b)		$1,486,814,200
Cash		31
Receivable for:
Securities sold		1,301,094
Fund shares sold		655,954
Accrued interest and dividends		1,436,120
Foreign taxes		160

Total Assets		1,490,207,559
Liabilities
Payable for:
Securities purchased	$4,547,933
Fund shares redeemed	1,009,448
Withholding taxes	68,877
Collateral for securities loaned	168,835,271
Accrued expenses:
Management fees	708,130
Service and distribution fees	86,961
Other expenses	44,221

Total Liabilities		175,300,841

Net Assets		$1,314,906,718

Net assets consists of:
Capital paid in		$1,161,542,036
Undistributed net investment income		9,312,085
Accumulated net realized losses		(6,354,786)
Unrealized appreciation on investments and foreign currency		150,407,383

Net Assets		$1,314,906,718

Computation of offering price:
Class A
Net asset value and redemption price per share ($871,569,426 divided by 40,994,300 shares outstanding)		$21.26

Class B
Net asset value and redemption price per share ($361,252,039 divided by 17,177,459 shares outstanding)		$21.03

Class E
Net asset value and redemption price per share ($82,085,253 divided by 3,876,450 shares outstanding)		$21.18

(a) Identified cost of investments		$1,336,412,712

(b)	Includes cash collateral for securities loaned of $168,835,271.

Statement of Operations

For the Year Ended December 31, 2007

Investment Income
Dividends		$20,356,136	(a)
Interest		1,751,939	(b)

		22,108,075
Expenses
Management fees	$7,500,564
Service and distribution fees—Class B	881,384
Service and distribution fees—Class E	133,977
Directors’ fees and expenses	23,669
Custodian	98,096
Audit and tax services	31,737
Legal	13,405
Printing	317,355
Insurance	11,226
Miscellaneous	16,291

Total expenses	9,027,704
Expense reductions	(248,309)	8,779,395

Net Investment Income		13,328,680

Realized and Unrealized Gain (Loss)
Realized loss on:
Investments—net	(10,328,331)
Futures contracts—net	(178,304)
Foreign currency transactions—net	(1,975)	(10,508,610)

Change in unrealized appreciation on:
Investments—net	23,260,412
Foreign currency transactions—net	6,041	23,266,453

Net gain		12,757,843

Net Increase in Net Assets From Operations		$26,086,523

(a)	Net of foreign taxes of $176,635.
(b)	Includes net income on securities loaned of $1,173,368.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2007	Year ended December 31, 2006
From Operations
Net investment income	$13,328,680	$6,365,226
Net realized gain (loss)	(10,508,610)	31,895,557
Unrealized appreciation	23,266,453	52,306,093

Increase in net assets from operations	26,086,523	90,566,876

From Distributions to Shareholders
Net investment income
Class A	(3,653,118)	(2,278,227)
Class B	(1,085,328)	(662,115)
Class E	(369,343)	(335,325)

	(5,107,789)	(3,275,667)

Net realized gain
Class A	(19,661,495)	(41,155,752)
Class B	(10,264,105)	(22,662,908)
Class E	(2,686,871)	(8,496,351)

	(32,612,471)	(72,315,011)

Total distributions	(37,720,260)	(75,590,678)

Increase in net assets from capital share transactions	381,397,860	199,126,077

Total increase in net assets	369,764,123	214,102,275

Net Assets
Beginning of the period	945,142,595	731,040,320

End of the period	$1,314,906,718	$945,142,595

Undistributed Net Investment Income
End of the period	$9,312,085	$5,438,013

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2007		Year ended December 31, 2006
	Shares	$	Shares	$
Class A
Sales	20,952,460	$455,646,071	9,832,182	$200,950,338
Reinvestments	1,038,513	23,314,613	2,095,223	43,433,979
Redemptions	(6,570,813)	(142,938,314)	(6,802,398)	(138,222,422)

Net increase	15,420,160	$336,022,370	5,125,007	$106,161,895

Class B
Sales	4,778,926	$103,820,476	6,271,533	$127,421,240
Reinvestments	510,087	11,349,433	1,135,038	23,325,023
Redemptions	(2,939,477)	(63,331,566)	(2,658,825)	(53,486,709)

Net increase	2,349,536	$51,838,343	4,747,746	$97,259,554

Class E
Sales	612,491	$13,516,410	801,181	$16,648,526
Reinvestments	136,560	3,056,214	427,270	8,831,676
Redemptions	(1,066,379)	(23,035,477)	(1,469,228)	(29,775,574)

Net decrease	(317,328)	$(6,462,853)	(240,777)	$(4,295,372)

Increase derived from capital share transactions		$381,397,860		$199,126,077

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Financial Highlights

	Class A
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$21.27	$20.97	$20.67	$17.35	$12.76

Income From Investment Operations
Net investment income	0.27 (a)	0.18 (a)	0.12	0.07	0.06
Net realized and unrealized gain on investments	0.50	2.18	2.08	3.82	4.58

Total from investment operations	0.77	2.36	2.20	3.89	4.64

Less Distributions
Distributions from net investment income	(0.12)	(0.11)	(0.06)	(0.05)	(0.05)
Distributions from net realized capital gains	(0.66)	(1.95)	(1.84)	(0.52)	0.00

Total distributions	(0.78)	(2.06)	(1.90)	(0.57)	(0.05)

Net Asset Value, End of Period	$21.26	$21.27	$20.97	$20.67	$17.35

Total Return (%)	3.4	11.5	12.3	22.9	36.5
Ratio of operating expenses to average net assets before expense reductions (%)	0.69	0.73	0.76	0.76	0.80
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.67	0.70	0.75	0.73	0.77
Ratio of net investment income to average net assets (%)	1.24	0.86	0.67	0.43	0.41
Portfolio turnover rate (%)	60	47	90	55	61
Net assets, end of period (000)	$871,569	$544,070	$428,897	$327,782	$222,050

	Class B
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$21.05	$20.78	$20.51	$17.23	$12.69

Income From Investment Operations
Net investment income	0.21 (a)	0.12 (a)	0.07	0.03	0.03
Net realized and unrealized gain on investments	0.50	2.16	2.06	3.79	4.55

Total from investment operations	0.71	2.28	2.13	3.82	4.58

Less Distributions
Distributions from net investment income	(0.07)	(0.06)	(0.02)	(0.02)	(0.04)
Distributions from net realized capital gains	(0.66)	(1.95)	(1.84)	(0.52)	0.00

Total distributions	(0.73)	(2.01)	(1.86)	(0.54)	(0.04)

Net Asset Value, End of Period	$21.03	$21.05	$20.78	$20.51	$17.23

Total Return (%)	3.2	11.2	11.9	22.7	36.2
Ratio of operating expenses to average net assets before expense reductions (%)	0.94	0.98	1.01	1.01	1.05
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.92	0.95	0.99	0.98	1.02
Ratio of net investment income to average net assets (%)	0.97	0.61	0.46	0.17	0.18
Portfolio turnover rate (%)	60	47	90	55	61
Net assets, end of period (000)	$361,252	$312,192	$209,448	$93,366	$27,173

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Financial Highlights

	Class E
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$21.19	$20.90	$20.61	$17.31	$12.74

Income From Investment Operations
Net investment income	0.23 (a)	0.15 (a)	0.10	0.05	0.05
Net realized and unrealized gain on investments	0.51	2.17	2.06	3.81	4.57

Total from investment operations	0.74	2.32	2.16	3.86	4.62

Less Distributions
Distributions from net investment income	(0.09)	(0.08)	(0.03)	(0.04)	(0.05)
Distributions from net realized capital gains	(0.66)	(1.95)	(1.84)	(0.52)	0.00

Total distributions	(0.75)	(2.03)	(1.87)	(0.56)	(0.05)

Net Asset Value, End of Period	$21.18	$21.19	$20.90	$20.61	$17.31

Total Return (%)	3.3	11.3	12.1	22.8	36.4
Ratio of operating expenses to average net assets before expense reductions (%)	0.84	0.88	0.91	0.91	0.95
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.82	0.85	0.90	0.88	0.92
Ratio of net investment income to average net assets (%)	1.06	0.72	0.52	0.28	0.29
Portfolio turnover rate (%)	60	47	90	55	61
Net assets, end of period (000)	$82,085	$88,880	$92,695	$72,652	$28,400

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2007

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The Neuberger Berman Mid Cap Value Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

MSF-11

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2007—(Continued)

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Subject to the Board’s oversight, the Board has delegated day-to-day responsibility for valuing Portfolio assets to the subadviser of the Portfolio, who values such assets as described above and operates under procedures approved by the Board.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at

MSF-12

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2007—(Continued)

the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

As of December 31, 2007, the Portfolio had no capital loss carryovers.

The tax character of distributions paid for the periods ended December 31, 2007 and 2006 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2007	2006	2007	2006	2007	2006	2007	2006
$10,970,152	$10,651,798	$26,750,108	$64,938,880	$—	$—	$37,720,260	$75,590,678

As of December 31, 2007, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation	Loss Carryforwards	Total
$8,556,613	$12,894,163	$150,631,577	$—	$172,082,353

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

Expense Reductions:

Certain Portfolio trades are directed to brokers who paid a portion of the Portfolio’s expenses. Amounts paid for the Portfolio are shown as expense reductions in the Statement of Operations.

3.	INVESTMENT TRANSACTIONS:

For the year ended December 31, 2007, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$0	$1,031,778,078	$0	$673,215,138

MSF-13

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2007—(Continued)

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2007	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
$7,500,564	0.650%	Of the first $1.0 billion
	0.600%	On amounts in excess of $1.0 billion

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Neuberger Berman Management, Inc. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Service and Distribution Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing, the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the year ended December 31, 2007 are shown as Service and Distribution fees in the Statement of Operations.

5.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolios’ behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Portfolio receives 80% of the annual net income from securities lending transactions, which is included in interest income of the Portfolio. The remaining 20% is paid to the custodian as compensation for its securities lending services. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. The Portfolio’s outstanding loans at December 31, 2007 are footnoted in the Schedule of Investments.

6.	REGULATORY MATTERS:

As previously reported, in May 2004, General American received a Wells Notice stating that the SEC staff was considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws against General American with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through General American. General American responded to the SEC staff and cooperated with the investigation. On August 9, 2007, the SEC announced that it had settled an enforcement action regarding late trading against General American with, among other things, General American agreeing to pay a civil penalty and to comply with certain undertakings. General American

MSF-14

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2007—(Continued)

consented to the SEC’s order without admitting or denying the findings. MetLife Advisers has also advised the Fund’s Board of Directors that, while certain exceptions to the Fund’s policies have been noted, no situations have been identified that would have a material impact on the financial position of the Fund.

7.	RECENT ACCOUNTING PRONOUNCEMENTS:

Effective June 29, 2007, the Fund implemented Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109” (“FIN 48”). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Fund, and has determined that the adoption of FIN 48 does not have a material impact on the Fund’s financial statements. The Fund files U.S. tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s tax returns remains open for the years ended December 31, 2004 through December 31, 2006.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

MSF-15

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of the Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Neuberger Berman Mid Cap Value Portfolio, one of the portfolios constituting the Metropolitan Series Fund, Inc. (the “Fund”) as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Neuberger Berman Mid Cap Value Portfolio of the Metropolitan Series Fund, Inc. as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 21, 2008

MSF-16

Metropolitan Series Fund, Inc.

Directors and Officers

The Fund’s Directors review actions of the Fund’s investment adviser and subadvisers, and decide upon matters of general policy. The Fund’s officers supervise the daily business operations of the Fund. The Board of Directors and the Fund’s officers are listed below. Each Director is responsible for overseeing all 36 Portfolios of the Fund. There is no limit to the term a Director may serve. Directors serve until their resignation, retirement or removal in accordance with the Fund’s organizational documents and policies adopted by the Board from time to time. Officers hold office at the pleasure of the Board or until the election or appointment and the qualification of a successor. The address of the directors and officers is c/o Metropolitan Series Fund, Inc., 501 Boylston Street, Boston, MA 02116.

Interested Directors(1)

Each Director below is an “interested person” (as defined by the 1940 Act) with respect to the Fund in that Ms. Forget is an employee of MetLife and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Elizabeth M. Forget Age: 41	Director, Chairman of the Board, President and Chief Executive Officer	2006	Senior Vice President (since 2007), MetLife, Inc.; President, Met Investors Advisory, LLC (“MIA”); Trustee and President, Met Investors Series Trust (“MIST”); Executive Vice President, MetLife Investors Group, Inc.; President (since 2006), MetLife Advisers.	81

Arthur G. Typermass Age: 70	Director	1998	Formerly, Senior Vice President and Treasurer, MetLife.	37

Non-Interested Directors(1)

Each Director below is not an “interested person” (as defined by the 1940 Act) with respect to the Fund (collectively, the “Independent Directors”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† Age: 70	Director	1985	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	37

Linda B. Strumpf Age: 60	Director	2000	Vice President and Chief Investment Officer, Ford Foundation.	37

Michael S. Scott Morton† Age: 70	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, MIT.	37

H. Jesse Arnelle Age: 74	Director	2001	Formerly, Counsel, Womble Carlyle Sandrie & Rice; Director, Textron Inc. (global multi-industry company)*; formerly, Director, Gannet Co. Inc. (diversified news and information company)*; formerly, Director, Eastman Chemical Company (global chemical company)*; formerly, Director, Waste Management, Inc.*; formerly, Director, Armstrong Holdings Inc. (parent company of floor and ceiling products business)*; formerly, Director, FPL Group Inc. (public utility holding company)*; Director, URS Corporation (engineering design services firm)*.	37

Nancy Hawthorne Age: 56	Director	2003	Director, Avid Technologies (computer software company)*; formerly, Chairman of the Board of Avid Technologies; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Chief Executive Officer, Clerestory LLC (corporate financial advisor); formerly, Trustee, New England Zenith Fund (“Zenith Fund”)**; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company )*.	37

MSF-17

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
John T. Ludes Age: 71	Director	2003	President, LFP Properties (consulting firm); Formerly, Trustee, Zenith Fund**; formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	37

Officers(1)

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey P. Halperin	40	Chief Compliance Officer	2006	Vice President (since 2006), Corporate Ethics and Compliance Department, MetLife, Inc.; Chief Compliance Officer (since 2006), MetLife Advisers, MIA and MIST.

John F. Guthrie, Jr.	64	Senior Vice President	2002	Manager and Senior Vice President, MetLife Advisers; Vice President, MetLife; Vice President (since 2003), MetLife Group, Inc.; Vice President, NELICO; Vice President (since 2005), MIA; formerly, Senior Vice President, Zenith Fund**.

Alan C. Leland	55	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Treasurer (since 2005), Met Investors Advisory, LLC; Vice President (since 2004), MIA; Vice President (since 2003), MetLife Group, Inc.; Vice President, MetLife; Senior Vice President, NELICO

Peter Duffy	52	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers (since 1998); Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife Group, Inc.; formerly, Vice President and Treasurer, Zenith Fund**.

Thomas M. Lenz	49	Vice President and Secretary	2002	General Counsel and Secretary, MetLife Advisers; Assistant General Counsel, MetLife; formerly, Vice President and Secretary, Zenith Fund**.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
**	The Zenith Fund deregistered with the Securities and Exchange Commission (“SEC”) in 2004.
(†)	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the “State Street Research Funds”).
(1)	Each Director of the Fund also serves as trustee of Metropolitan Series Fund II (“Met Series Fund II”), a registered investment company advised by MetLife Advisers. Each officer of the Fund serves in the same position with Met Series Fund II, which consists of one portfolio.
(2)	Previous positions during the past five years with the Fund, MIST, MetLife, MetLife Advisers, MIA, Zenith Fund, NELICO or New England Securities Corporation are omitted if not materially different.
(3)	The Fund Complex includes the Fund (36 portfolios), Met Series Fund II (1 portfolio) and MIST (44 portfolios)

MSF-18

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Fund’s Contract Review Committees of the Board of Directors (the “Board”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (collectively, the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals at the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers, the Fund’s investment adviser, and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through the subadvisers’ responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies and the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (viii) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (ix) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (x) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xi) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee on September 12, 2007, the Board, at its November 15, 2007 meeting, approved the continuation through December 31, 2008 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio of the Fund. The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the establishment of the investment strategies of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of Subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of

MSF-19

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ recommendations regarding reductions in Fee rates, implementation of Fee breakpoints and institution of Fee waivers and expense caps.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and their affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

MSF-20

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution, brokerage and transfer agency services to the Portfolios, and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2008.

MSF-21

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2007 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-22

Metropolitan Series Fund, Inc. Oppenheimer Global Equity Portfolio Annual Report	December 31, 2007

Letter from the President

February 1, 2008

Letter to Policy Holders:

2007 was a tumultuous year in the financial markets driven by concerns in the credit markets surrounding sub-prime mortgages and fears of recession in the U.S. Economy. The broad markets were mixed, with the Dow Jones Industrial Average up 8.9% and the MSCI EAFE Index, which measures the performance of international equities, up 11.2% for the year, while the Russell 2000 Index, which measures the performance of small capitalization stocks, was down 1.6%.

In the fixed income markets, credit spreads increased as a result of the pressure from sub-prime mortgage crisis and the Federal Reserve lowered interest rates by a total of 1% during the year. The Lehman Brothers Aggregate Bond Index posted a 7.0% return for the year.

On the following pages, you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth Forget

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Managed by OppenheimerFunds, Inc.

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the year ended December 31, 2007, the Class A shares of the Oppenheimer Global Equity Portfolio returned 6.5%, compared to its benchmark, the Morgan Stanley Capital International (MSCI) World Index1, which returned 9.0%. The average return of its peer group, the Lipper Variable Insurance Products Global Growth Funds Universe2, was 13.2% over the same period.

PORTFOLIO REVIEW

Global markets were highly volatile during the year, as market fears about continued fall-out from the turmoil in the credit markets, the rising price of oil and the falling dollar were somewhat offset by the easing of the U.S. monetary policy. The past year has in fact been a period of unprecedented high oil prices and very high prices of commodities, both hard and soft, especially compared to the last twenty years. The U.S. housing market has been tumultuous, with significant concerns in the sub-prime and near-prime mortgage markets leading to a substantial tightening of credit and a consequential decline in housing prices. Inflation, while relatively subdued in much of the world, also began to show incipient signs of creeping back in a number of countries.

The most significant contribution to the underperformance of the Portfolio was the Portfolio’s lack of holdings of metals and materials stocks and its relative underweight in energy and utilities stocks. Its substantial position in technology stocks hurt its relative performance too. Our relative underweight in stocks in the financial sector, especially U.S.-based companies, helped returns, as we partially anticipated a more difficult economic environment for financial stocks.

Given the strategic orientation of the Portfolio, which focuses on long-term sustainable competitive advantage and away from commodities, the past year’s environment was somewhat unfavorable for our long-term strategy. We had some success in the past year from our investments in our second-largest holding Siemens AG, the German conglomerate, where restructuring continues to deliver value. Also, Nintendo Co. Ltd., which had a blockbuster release of its new Wii gaming platform and continued its dominance of the handheld electronic games business, more than doubled in the past year. Juniper Networks, Inc., one of the world’s leading network equipment providers, gained as evidence of the need to increase network capacity in telecom networks mounted. Among our long-term holdings, Vodafone Group, Plc, our third-largest holding, and Porsche AG, also had good years. Our lack of oil orientation notwithstanding, our investments in the increased complexity of the oil business also proved to be excellent investments. Transocean, Inc., the world’s largest driller and Hyundai Heavy Industries, the world’s largest shipbuilder (whose stock we sold and took profits), both had stellar years.

Our largest holding as of December 31, 2007, Telefonaktiebolaget LM Ericsson, the leading wireless network equipment producer in the world had a terrible year, falling considerably, as order shortfalls played havoc with the stock price. We believed that its world leading technology, significant barriers to entry, and a compelling valuation presage excellent long term prospects for the company. Japan was the location of many of our poor performers. The lack of growth in the Japanese domestic economy hurt our holdings of Japanese banks. A dramatic reduction in the maximum interest chargeable by finance companies in Japan through a change in regulation hurt our holding in Credit Saison Co., Ltd. Regulatory changes in gaming laws affected the sales of pachinko and pachislot machines which substantially reduced Sega Sammy Holdings, Inc.’s profit and stock price. One of our most trying holdings has been Advanced Micro Devices, Inc., which declined sharply as a result of missteps and delays.

* The views expressed above are those of the subadvisory firm as of December 31, 2007 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

1 The Morgan Stanley Capital International (MSCI) World® Index is a capitalization weighted index that measures performance of stocks from around the world.

2 The Lipper Variable Insurance Products Fund Average is an average of the total return performance (calculated on the basis of net asset value) of variable product funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-2

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

A $10,000 INVESTMENT COMPARED TO

THE MSCI WORLD INDEX

Average Annual Returns as of December 31, 2007

	Oppenheimer Global Equity Portfolio			MSCI World Index
	Class A	Class B	Class E
1 Year	6.5%	6.3%	6.3%	9.0%
5 Year	17.0	—	16.8	17.0
10 Year	8.2	—	—	7.0
Since Inception	—	13.9	7.5	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 3/3/97, 4/26/04 and 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of December 31, 2007

Top Holdings

% of Total Net Assets
Telefonaktiebolaget LM Ericsson	2.8%
Siemens AG	2.5%
Vodafone Group, Plc.	2.4%
Microsoft Corp.	1.9%
Hennes & Mauritz AB (Series B)	1.8%
Juniper Networks, Inc.	1.8%
Sony Corp.	1.7%
eBay, Inc.	1.6%
LVMH Moet Hennessy Louis Vuitton S.A.	1.5%
Credit Suisse Group	1.4%

Top Countries

% of Total Net Assets
United States	40.9%
United Kingdom	12.3%
Japan	11.3%
Germany	7.2%
Sweden	6.5%
France	5.6%
India	3.1%
Netherlands	2.9%
Mexico	2.8%
Switzerland	2.8%

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2007 through December 31, 2007.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period* July 1, 2007 to December 31, 2007
Oppenheimer Global Equity—Class A	Actual	0.61%	$1,000.00	$980.40	$3.04
	Hypothetical	0.61%	$1,000.00	$1,022.10	$3.11

Oppenheimer Global Equity—Class B	Actual	0.86%	$1,000.00	$979.20	$4.29
	Hypothetical	0.86%	$1,000.00	$1,020.82	$4.38

Oppenheimer Global Equity—Class E	Actual	0.76%	$1,000.00	$979.80	$3.79
	Hypothetical	0.76%	$1,000.00	$1,021.33	$3.87

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MSF-4

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Schedule of Investments as of December 31, 2007

Common Stock—95.9% of Total Net Assets

Security Description	Shares	Value*

Australia—0.0%
Aristocrat Leisure, Ltd. (a)	49,000	$481,667

Canada—1.3%
Husky Energy, Inc.	281,800	12,718,079

Cayman Islands—2.4%
ACE, Ltd.	100,970	6,237,926
Transocean, Inc.	88,758	12,705,708
XL Capital, Ltd. (Class A) (a)	82,810	4,166,171

		23,109,805

Finland—1.0%
Fortum Oyj	210,680	9,417,310

France—5.6%
BNP Paribas (a)	32,510	3,489,524
LVMH Moet Hennessy Louis Vuitton S.A. (a)	119,561	14,348,957
NicOx S.A. (a) (b)	51,405	817,238
Sanofi-Aventis	115,482	10,539,592
Société Générale	57,449	8,198,250
Technip S.A.	129,570	10,232,670
Total S.A.	72,158	5,979,560

		53,605,791

Germany—6.1%
Allianz SE	59,420	12,690,701
Bayerische Motoren Werke AG	159,535	9,836,977
SAP AG	229,360	11,832,866
Siemens AG	156,468	24,527,690

		58,888,234

India—3.1%
Dish TV India, Ltd. (b)	597,114	1,538,627
Hindustan Lever, Ltd.	1,028,800	5,550,841
ICICI Bank, Ltd. (ADR)	58,630	3,605,745
Infosys Technologies, Ltd.	261,126	11,662,222
Wire & Wireless India, Ltd. (b)	556,330	1,402,399
Zee Telefilms, Ltd.	731,560	6,100,212

		29,860,046

Italy—0.9%
Bulgari S.p.A.	335,700	4,663,850
Tod’s S.p.A. (a)	60,600	4,219,444

		8,883,294

Japan—11.3%
Chugai Pharmaceutical Co., Ltd. (a)	166,100	2,372,618
Credit Saison Co., Ltd.	176,200	4,807,474
Fanuc, Ltd.	27,300	2,663,058
Hoya Corp.	214,800	6,854,753
KDDI Corp.	1,376	10,216,256
Keyence Corp.	20,900	5,119,639
Kyocera Corp.	52,200	4,566,981
Mitsubishi Electric Corp.	368,000	3,800,310

Security Description	Shares	Value*

Japan—(Continued)
Murata Manufacturing Co., Ltd.	130,300	$7,577,248
Nidec Corp.	36,000	2,672,302
Nintendo Co., Ltd.	9,800	5,949,515
Secom Co., Ltd.	105,000	5,747,909
Sega Sammy Holdings, Inc. (a)	131,700	1,644,001
Seven & I Holdings Co., Ltd.	108,891	3,166,317
Shionogi & Co., Ltd.	436,000	7,687,517
Sony Corp.	301,628	16,367,307
Sony Financial Holdings, Inc.	390	1,482,143
Square Enix Co., Ltd. (a)	140,400	4,302,649
Sumitomo Mitsui Financial Group, Inc. (a)	755	5,617,544
Toyota Motor Corp.	115,200	6,200,099

		108,815,640

Mexico—2.1%
Fomento Economico Mexicano S.A. de C.V. (a)	1,876,860	7,177,935
Grupo Modelo S.A. de C.V. (a)	864,910	4,118,110
Grupo Televisa S.A. (ADR)	388,870	9,243,440

		20,539,485

Netherlands—2.9%
European Aeronautic Defense & Space Co. NV (a)	312,957	9,920,526
Koninklijke Philips Electronics NV	287,048	12,421,753
TNT NV (b)	124,000	5,152,373

		27,494,652

Norway—0.5%
Tandberg ASA	255,970	5,270,135

Panama—1.2%
Carnival Corp. (a)	262,370	11,672,841

South Korea—1.5%
Samsung Electronics Co., Ltd.	8,471	4,979,189
SK Telecom Co., Ltd. (ADR) (a)	310,340	9,260,546

		14,239,735

Spain—1.0%
Inditex S.A. (a)	154,790	9,397,698

Sweden—6.5%
Assa Abloy AB (Series B)	518,300	10,317,464
Hennes & Mauritz AB (Series B)	289,110	17,483,637
Investor AB	328,957	7,406,781
Telefonaktiebolaget LM Ericsson (Class B)	11,700,680	27,371,335

		62,579,217

Switzerland—2.8%
Basilea Pharmaceuticals	5,416	1,047,582
Credit Suisse Group	230,719	13,860,903
Roche Holding AG (b)	67,758	11,661,622

		26,570,107

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Schedule of Investments as of December 31, 2007

Common Stock—(Continued)

Security Description	Shares	Value*

Taiwan—1.8%
MediaTek, Inc.	717,455	$9,232,584
Taiwan Semiconductor Manufacturing Co., Ltd.	2,921,217	5,555,782
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	236,676	2,357,293

		17,145,659

United Kingdom—12.3%
3i Group, Plc.	116,230	2,302,998
BP, Plc. (ADR)	111,250	8,140,163
Burberry Group, Plc.	338,803	3,802,542
Cadbury Schweppes, Plc.	798,931	9,929,004
Diageo, Plc.	237,532	5,069,154
Experian Group, Ltd.	308,498	2,444,398
HSBC Holdings, Plc.	530,857	8,875,246
Pearson, Plc.	275,262	3,988,020
Prudential, Plc.	625,772	8,769,567
Reckitt Benckiser Group, Plc.	220,388	12,693,193
Royal Bank of Scotland Group, Plc.	1,213,716	10,878,574
RT Group, Plc. (c) (d) (e)	282,264	0
Smith & Nephew, Plc.	421,628	4,832,830
Tesco, Plc.	1,011,829	9,525,587
Vodafone Group, Plc.	6,232,941	23,160,210
WPP Group, Plc.	350,345	4,471,843

		118,883,329

United States—31.6%
3M Co.	117,070	9,871,342
Acadia Pharmaceuticals, Inc. (a) (b)	75,300	833,571
Adobe Systems, Inc. (b)	277,370	11,852,020
Advanced Micro Devices, Inc. (a) (b)	601,610	4,512,075
Aflac, Inc.	120,600	7,553,178
Altera Corp. (b)	302,230	5,839,084
American International Group, Inc.	159,400	9,293,020
Automatic Data Processing, Inc.	249,010	11,088,415
Boeing Co.	52,760	4,614,390
Chevron Corp.	90,070	8,406,233
Cisco Systems, Inc. (b)	160,410	4,342,299
Coach, Inc. (b)	74,680	2,283,714
Colgate-Palmolive Co.	112,800	8,793,888
Corning, Inc. (b)	466,610	11,193,974
Cree, Inc. (a) (b)	201,140	5,525,316
eBay, Inc. (b)	464,030	15,401,156
Emerson Electric Co.	217,500	12,323,550
Genentech, Inc. (b)	48,540	3,255,578
Gilead Sciences, Inc. (b)	209,360	9,632,654
Hospira, Inc. (b)	25,800	1,100,112
InterMune, Inc. (a) (b)	68,300	910,439
International Game Technology	143,670	6,311,423
Intuit, Inc. (b)	348,220	11,007,234
Johnson & Johnson	36,950	2,464,565
Juniper Networks, Inc. (b)	518,800	17,224,160
Linear Technology Corp. (a)	124,910	3,975,885
Lockheed Martin Corp.	58,980	6,208,235
Maxim Integrated Products, Inc.	278,590	7,377,063
McDonald’s Corp.	140,500	8,276,855
Microsoft Corp.	511,360	18,204,416

Security Description	Shares	Value*

United States—(Continued)
Nektar Therapeutics (a) (b)	68,770	$461,447
Northern Trust Corp.	147,360	11,284,829
Northrop Grumman Corp.	65,430	5,145,415
Pharmion Corp. (b)	22,500	1,414,350
Praxair, Inc.	37,600	3,335,496
Raytheon Co.	108,150	6,564,705
Regeneron Pharmaceuticals, Inc. (a) (b)	43,890	1,059,943
Seattle Genetics, Inc. (a) (b)	104,026	1,185,896
Shuffle Master, Inc. (a) (b)	72,900	874,071
Sirius Satellite Radio, Inc. (a) (b)	2,356,460	7,140,074
The Walt Disney Co. (a)	304,760	9,837,653
Theravance, Inc. (a) (b)	104,580	2,039,310
Tiffany & Co. (a)	196,500	9,044,895
United Parcel Service, Inc. (Class B)	32,800	2,319,616
Wal-Mart Stores, Inc.	188,910	8,978,892
Xilinx, Inc. (a)	201,990	4,417,521

		304,779,957

Total Common Stock (Identified Cost $819,351,970)		924,352,681

Preferred Stock—2.8%

Brazil—1.0%
Empresa Brasileira de Aeronautica S.A. (ADR)	209,410	9,547,002

Germany—1.1%
Bayerische Motoren Werke AG	50,509	2,666,881
Porsche AG	3,712	7,469,410

		10,136,291

Mexico—0.7%
Companhia de Bebidas das Americas (ADR)	100,150	7,113,655

Total Preferred Stock (Identified Cost $18,181,751)		26,796,948

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Schedule of Investments as of December 31, 2007

Short Term Investments—9.3%

Security Description	Shares/ Face Amount	Value*

United States—9.3%
State Street Navigator Securities Lending Prime Portfolio (f)	78,969,766	$78,969,766
State Street Corp. Repurchase Agreement dated 12/31/07 at 1.20% to be repurchased at $10,555,704 on 1/02/08, collateralized by $7,700,000 U.S. Treasury Bond 8.50% due 2/15/20 with a value of $10,770,375.	$10,555,000	10,555,000

Total Short Term Investments (Identified Cost $89,524,766)		89,524,766

Total Investments—108.0% (Identified Cost $927,058,487) (g)		1,040,674,395
Liabilities in excess of other assets		(76,854,060)

Total Net Assets—100%		$963,820,335

(a)	A portion or all of the security was held on loan. As of December 31, 2007, the market value of securities loaned was $108,743,276 and the collateral received consisted of cash in the amount of $ 78,969,766 and non cash collateral with a value of $34,210,119. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian.
(b)	Non-Income Producing.
(c)	Non-Income Producing; issuer filed under Chapter 11 of the Federal Bankruptcy Code.
(d)	Zero Valued Security.
(e)	Security was valued in good faith under procedures established by the Board of Directors.
(f)	Represents investment of cash collateral received from securities lending transactions.
(g)	The aggregate cost of investments for federal income tax purposes as of December 31, 2007 was $931,361,273 and the composition of unrealized appreciation and depreciation of investment securities was $161,183,416 and $(51,870,294), respectively.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

Ten Largest Industries as of December 31, 2007	Percentage of Total Net Assets
Software	6.7%
Communications Equipment	6.2%
Semiconductors & Semiconductor Equipment	5.6%
Insurance	5.2%
Oil, Gas & Consumable Fuels	4.6%
Media	4.5%
Wireless Telecommunication Services	4.4%
Aerospace & Defense	4.4%
Commercial Banks	4.2%
Specialty Retail	3.7%

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Statement of Assets & Liabilities

December 31, 2007

Assets
Investments at value (a) (c)		$1,040,674,395
Cash		741
Foreign cash at value (b)		2,008,180
Receivable for:
Fund shares sold		193,307
Accrued interest and dividends		966,467
Foreign taxes		43,874

Total Assets		1,043,886,964
Liabilities
Payable for:
Fund shares redeemed	$363,626
Withholding taxes	142,573
Collateral for securities loaned	78,969,766
Accrued expenses:
Management fees	421,595
Service and distribution fees	64,055
Other expenses	105,014

Total Liabilities		80,066,629

Net Assets		$963,820,335

Net assets consists of:
Capital paid in		$810,630,194
Undistributed net investment income		12,317,160
Accumulated net realized gains		27,369,848
Unrealized appreciation on investments and foreign currency		113,503,133

Net Assets		$963,820,335

Computation of offering price:
Class A
Net asset value and redemption price per share ($653,909,844 divided by 37,361,082 shares outstanding)		$17.50

Class B
Net asset value and redemption price per share ($285,117,715 divided by 16,348,494 shares outstanding)		$17.44

Class E
Net asset value and redemption price per share ($24,792,776 divided by 1,421,356 shares outstanding)		$17.44

(a) Identified cost of investments		$927,058,487

(b) Identified cost of foreign cash		$1,995,763

(c)	Includes cash collateral for securities loaned of $78,969,766.

Statement of Operations

For the Year Ended December 31, 2007

Investment Income
Dividends		$16,638,794	(a)
Interest		973,134	(b)

		17,611,928
Expenses
Management fees	$5,003,683
Service and distribution fees—Class B	701,610
Service and distribution fees—Class E	37,285
Directors’ fees and expenses	23,669
Custodian	492,043
Audit and tax services	36,237
Legal	11,128
Printing	339,813
Insurance	10,032
Miscellaneous	16,653

Total expenses		6,672,153

Net Investment Income		10,939,775

Realized and Unrealized Gain
Realized gain on:
Investments—net	28,799,323
Foreign currency transactions—net	2,735,522	31,534,845

Change in unrealized appreciation (depreciation) on:
Investments—net	16,715,818
Foreign currency transactions—net	(22,791)	16,693,027

Net gain		48,227,872

Net Increase in Net Assets From Operations		$59,167,647

(a)	Net of foreign taxes of $1,300,013.
(b)	Includes net income on securities loaned of $912,585.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2007	Year ended December 31, 2006
From Operations
Net investment income	$10,939,775	$8,353,873
Net realized gain	31,534,845	13,346,068
Unrealized appreciation	16,693,027	61,071,625

Increase in net assets from operations	59,167,647	82,771,566

From Distributions to Shareholders
Net investment income
Class A	(7,335,264)	(6,101,747)
Class B	(2,440,729)	(1,075,045)
Class E	(241,497)	(559,487)

	(10,017,490)	(7,736,279)

Net realized gain
Class A	(9,569,355)	(4,715,671)
Class B	(4,046,887)	(926,967)
Class E	(358,756)	(454,856)

	(13,974,998)	(6,097,494)

Total distributions	(23,992,488)	(13,833,773)

Increase (decrease) in net assets from capital share transactions	(4,231,804)	589,438,114

Total increase in net assets	30,943,355	658,375,907

Net Assets
Beginning of the period	932,876,980	274,501,073

End of the period	$963,820,335	$932,876,980

Undistributed Net Investment Income
End of the period	$12,317,160	$8,353,803

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2007		Year ended December 31, 2006
	Shares	$	Shares	$
Class A
Sales	4,194,704	$73,742,074	28,196,746	$445,346,815
Reinvestments	967,637	16,904,619	687,257	10,817,418
Redemptions	(6,228,657)	(109,336,843)	(5,417,003)	(83,897,755)

Net increase (decrease)	(1,066,316)	$(18,690,150)	23,467,000	$372,266,478

Class B
Sales	3,442,632	$60,341,810	15,166,597	$239,200,993
Reinvestments	371,996	6,487,616	127,354	2,002,012
Redemptions	(2,968,518)	(52,002,112)	(1,637,262)	(25,211,269)

Net increase	846,110	$14,827,314	13,656,689	$215,991,736

Class E
Sales	267,137	$4,723,139	421,002	$6,535,337
Reinvestments	34,438	600,253	64,608	1,014,343
Redemptions	(326,485)	(5,692,360)	(412,215)	(6,369,780)

Net increase (decrease)	(24,910)	$(368,968)	73,395	$1,179,900

Increase (decrease) derived from capital share transactions		$(4,231,804)		$589,438,114

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Financial Highlights

	Class A
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$16.86	$15.11	$13.09	$11.43	$8.98

Income From Investment Operations
Net investment income	0.21 (a)	0.21 (a)	0.12	0.11	0.14
Net realized and unrealized gain on investments	0.89	2.26	1.98	1.74	2.52

Total from investment operations	1.10	2.47	2.10	1.85	2.66

Less Distributions
Distributions from net investment income	(0.20)	(0.41)	(0.08)	(0.19)	(0.21)
Distributions from net realized capital gains	(0.26)	(0.31)	0.00	0.00	0.00

Total distributions	(0.46)	(0.72)	(0.08)	(0.19)	(0.21)

Net Asset Value, End of Period	$17.50	$16.86	$15.11	$13.09	$11.43

Total Return (%)	6.5	16.6	16.2	16.4	30.5
Ratio of operating expenses to average net assets (%)	0.61	0.66	0.93	0.81	0.84
Ratio of net investment income to average net assets (%)	1.19	1.37	0.87	0.95	1.35
Portfolio turnover rate (%)	17	73	115	79	65
Net assets, end of period (000)	$653,910	$648,024	$226,037	$195,181	$179,334

	Class B
	Year ended December 31,
	2007	2006	2005	2004(b)
Net Asset Value, Beginning of Period	$16.81	$15.06	$13.04	$11.59

Income From Investment Operations
Net investment income	0.16 (a)	0.17 (a)	0.05	0.02
Net realized and unrealized gain on investments	0.89	2.25	2.02	1.43

Total from investment operations	1.05	2.42	2.07	1.45

Less Distributions
Distributions from net investment income	(0.16)	(0.36)	(0.05)	0.00
Distributions from net realized capital gains	(0.26)	(0.31)	0.00	0.00

Total distributions	(0.42)	(0.67)	(0.05)	0.00

Net Asset Value, End of Period	$17.44	$16.81	$15.06	$13.04

Total Return (%)	6.3	16.4	16.0	12.5	(c)
Ratio of operating expenses to average net assets (%)	0.86	0.91	1.18	1.06	(d)
Ratio of net investment income to average net assets (%)	0.94	1.09	0.53	0.54	(d)
Portfolio turnover rate (%)	17	73	115	79
Net assets, end of period (000)	$285,118	$260,542	$27,790	$3,646

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Commencement of operations was April 26, 2004 for Class B.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Financial Highlights

	Class E
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$16.81	$15.06	$13.04	$11.40	$8.96

Income From Investment Operations
Net investment income	0.18 (a)	0.18 (a)	0.11	0.11	0.13
Net realized and unrealized gain on investments	0.88	2.27	1.97	1.71	2.52

Total from investment operations	1.06	2.45	2.08	1.82	2.65

Less Distributions
Distributions from net investment income	(0.17)	(0.39)	(0.06)	(0.18)	(0.21)
Distributions from net realized capital gains	(0.26)	(0.31)	0.00	0.00	0.00

Total distributions	(0.43)	(0.70)	(0.06)	(0.18)	(0.21)

Net Asset Value, End of Period	$17.44	$16.81	$15.06	$13.04	$11.40

Total Return (%)	6.3	16.5	16.1	16.1	30.4
Ratio of operating expenses to average net assets (%)	0.76	0.81	1.08	0.96	0.99
Ratio of net investment income to average net assets (%)	1.04	1.13	0.71	0.81	1.08
Portfolio turnover rate (%)	17	73	115	79	65
Net assets, end of period (000)	$24,793	$24,311	$20,674	$15,303	$10,515

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Commencement of operations was April 26, 2004 for Class B.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Notes to Financial Statements—December 31, 2007

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The Oppenheimer Global Equity Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

MSF-12

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Notes to Financial Statements—December 31, 2007—(Continued)

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated day-to-day responsibility for valuing Portfolio assets to MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”) who values such assets as described above and operates under procedures approved by the Board.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

MSF-13

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Notes to Financial Statements—December 31, 2007—(Continued)

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Options:

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Fund Concentration:

The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market

MSF-14

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Notes to Financial Statements—December 31, 2007—(Continued)

and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

As of December 31, 2007, the Portfolio had no capital loss carryovers.

The tax character of distributions paid for the periods ended December 31, 2007 and 2006 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2007	2006	2007	2006	2007	2006	2007	2006
$13,497,645	$7,736,279	$10,494,843	$6,097,494	$—	$—	$23,992,488	$13,833,773

As of December 31, 2007, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation	Loss Carryforwards	Total
$16,214,234	$27,775,562	$109,200,347	$—	$153,190,143

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

3.	INVESTMENT TRANSACTIONS:

For the year ended December 31, 2007, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$0	$164,029,531	$0	$187,618,220

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2007	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
$5,003,683	0.900%	Of the first $ 50 million
	0.550%	Of the next $50 million
	0.500%	Of the next $400 million
	0.475%	On amounts in excess of $500 million

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MSF-15

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Notes to Financial Statements—December 31, 2007—(Continued)

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. OppenheimerFunds, Inc. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Service and Distribution Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing, the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the year ended December 31, 2007 are shown as Service and Distribution fees in the Statement of Operations.

5.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolios’ behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Portfolio receives 80% of the annual net income from securities lending transactions, which is included in interest income of the Portfolio. The remaining 20% is paid to the custodian as compensation for its securities lending services. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. Any outstanding loans by the Portfolio at December 31, 2007 are footnoted in the Schedule of Investments.

6.	REGULATORY MATTERS:

As previously reported, in May 2004, General American received a Wells Notice stating that the SEC staff was considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws against General American with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through General American. General American responded to the SEC staff and cooperated with the investigation. On August 9, 2007, the SEC announced that it had settled an enforcement action regarding late trading against General American with, among other things, General American agreeing to pay a civil penalty and to comply with certain undertakings. General American consented to the SEC’s order without admitting or denying the findings. MetLife Advisers has also advised the Fund’s Board of Directors that, while certain exceptions to the Fund’s policies have been noted, no situations have been identified that would have a material impact on the financial position of the Fund.

7.	RECENT ACCOUNTING PRONOUNCEMENTS:

Effective June 29, 2007, the Fund implemented Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109” (“FIN 48”). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Fund, and has determined that the adoption of FIN 48 does not have a material impact on the Fund’s financial statements. The Fund files U.S. tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s tax returns remains open for the years ended December 31, 2004 through December 31, 2006.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

MSF-16

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of the Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Oppenheimer Global Equity Portfolio, one of the portfolios constituting the Metropolitan Series Fund, Inc. (the “Fund”) as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Oppenheimer Global Equity Portfolio of the Metropolitan Series Fund, Inc. as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 21, 2008

MSF-17

Metropolitan Series Fund, Inc.

Directors and Officers

The Fund’s Directors review actions of the Fund’s investment adviser and subadvisers, and decide upon matters of general policy. The Fund’s officers supervise the daily business operations of the Fund. The Board of Directors and the Fund’s officers are listed below. Each Director is responsible for overseeing all 36 Portfolios of the Fund. There is no limit to the term a Director may serve. Directors serve until their resignation, retirement or removal in accordance with the Fund’s organizational documents and policies adopted by the Board from time to time. Officers hold office at the pleasure of the Board or until the election or appointment and the qualification of a successor. The address of the directors and officers is c/o Metropolitan Series Fund, Inc., 501 Boylston Street, Boston, MA 02116.

Interested Directors(1)

Each Director below is an “interested person” (as defined by the 1940 Act) with respect to the Fund in that Ms. Forget is an employee of MetLife and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Elizabeth M. Forget Age: 41	Director, Chairman of the Board, President and Chief Executive Officer	2006	Senior Vice President (since 2007), MetLife, Inc.; President, Met Investors Advisory, LLC (“MIA”); Trustee and President, Met Investors Series Trust (“MIST”); Executive Vice President, MetLife Investors Group, Inc.; President (since 2006), MetLife Advisers.	81

Arthur G. Typermass Age: 70	Director	1998	Formerly, Senior Vice President and Treasurer, MetLife.	37

Non-Interested Directors(1)

Each Director below is not an “interested person” (as defined by the 1940 Act) with respect to the Fund (collectively, the “Independent Directors”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† Age: 70	Director	1985	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	37

Linda B. Strumpf Age: 60	Director	2000	Vice President and Chief Investment Officer, Ford Foundation.	37

Michael S. Scott Morton† Age: 70	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, MIT.	37

H. Jesse Arnelle Age: 74	Director	2001	Formerly, Counsel, Womble Carlyle Sandrie & Rice; Director, Textron Inc. (global multi-industry company)*; formerly, Director, Gannet Co. Inc. (diversified news and information company)*; formerly, Director, Eastman Chemical Company (global chemical company)*; formerly, Director, Waste Management, Inc.*; formerly, Director, Armstrong Holdings Inc. (parent company of floor and ceiling products business)*; formerly, Director, FPL Group Inc. (public utility holding company)*; Director, URS Corporation (engineering design services firm)*.	37

Nancy Hawthorne Age: 56	Director	2003	Director, Avid Technologies (computer software company)*; formerly, Chairman of the Board of Avid Technologies; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Chief Executive Officer, Clerestory LLC (corporate financial advisor); formerly, Trustee, New England Zenith Fund (“Zenith Fund”)**; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company )*.	37

MSF-18

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
John T. Ludes Age: 71	Director	2003	President, LFP Properties (consulting firm); Formerly, Trustee, Zenith Fund**; formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	37

Officers(1)

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey P. Halperin	40	Chief Compliance Officer	2006	Vice President (since 2006), Corporate Ethics and Compliance Department, MetLife, Inc.; Chief Compliance Officer (since 2006), MetLife Advisers, MIA and MIST.

John F. Guthrie, Jr.	64	Senior Vice President	2002	Manager and Senior Vice President, MetLife Advisers; Vice President, MetLife; Vice President (since 2003), MetLife Group, Inc.; Vice President, NELICO; Vice President (since 2005), MIA; formerly, Senior Vice President, Zenith Fund**.

Alan C. Leland	55	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Treasurer (since 2005), Met Investors Advisory, LLC; Vice President (since 2004), MIA; Vice President (since 2003), MetLife Group, Inc.; Vice President, MetLife; Senior Vice President, NELICO

Peter Duffy	52	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers (since 1998); Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife Group, Inc.; formerly, Vice President and Treasurer, Zenith Fund**.

Thomas M. Lenz	49	Vice President and Secretary	2002	General Counsel and Secretary, MetLife Advisers; Assistant General Counsel, MetLife; formerly, Vice President and Secretary, Zenith Fund**.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
**	The Zenith Fund deregistered with the Securities and Exchange Commission (“SEC”) in 2004.
(†)	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the “State Street Research Funds”).
(1)	Each Director of the Fund also serves as trustee of Metropolitan Series Fund II (“Met Series Fund II”), a registered investment company advised by MetLife Advisers. Each officer of the Fund serves in the same position with Met Series Fund II, which consists of one portfolio.
(2)	Previous positions during the past five years with the Fund, MIST, MetLife, MetLife Advisers, MIA, Zenith Fund, NELICO or New England Securities Corporation are omitted if not materially different.
(3)	The Fund Complex includes the Fund (36 portfolios), Met Series Fund II (1 portfolio) and MIST (44 portfolios)

MSF-19

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Fund’s Contract Review Committees of the Board of Directors (the “Board”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (collectively, the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals at the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers, the Fund’s investment adviser, and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through the subadvisers’ responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies and the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (viii) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (ix) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (x) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xi) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee on September 12, 2007, the Board, at its November 15, 2007 meeting, approved the continuation through December 31, 2008 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio of the Fund. The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the establishment of the investment strategies of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of Subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of

MSF-20

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ recommendations regarding reductions in Fee rates, implementation of Fee breakpoints and institution of Fee waivers and expense caps.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and their affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

MSF-21

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution, brokerage and transfer agency services to the Portfolios, and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2008.

MSF-22

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2007 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-23

Metropolitan Series Fund, Inc. Russell 2000 Index Portfolio Annual Report	December 31, 2007

Letter from the President

February 1, 2008

Letter to Policy Holders:

2007 was a tumultuous year in the financial markets driven by concerns in the credit markets surrounding sub-prime mortgages and fears of recession in the U.S. Economy. The broad markets were mixed, with the Dow Jones Industrial Average up 8.9% and the MSCI EAFE Index, which measures the performance of international equities, up 11.2% for the year, while the Russell 2000 Index, which measures the performance of small capitalization stocks, was down 1.6%.

In the fixed income markets, credit spreads increased as a result of the pressure from sub-prime mortgage crisis and the Federal Reserve lowered interest rates by a total of 1% during the year. The Lehman Brothers Aggregate Bond Index posted a 7.0% return for the year.

On the following pages, you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth Forget

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Managed by MetLife Investment Advisors Company, LLC

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the year ended December 31, 2007, the Class A shares of the Russell 2000 Index Portfolio returned -1.6%, compared to its benchmark, the Russell 2000 Index1, which returned -1.6%. The Portfolio’s performance cannot exactly duplicate the Russell 2000 Index’s return because of differences that primarily result from sampling, pricing, and transaction costs.

PORTFOLIO REVIEW

The Russell 2000 small capitalization benchmark had a negative annual return for the first time in five years. During the first half of 2007, the Russell 2000 Index returned positive 6.4% despite mixed earnings and macroeconomic reports. However, during the second half of the year, the Russell 2000 Index returned -7.5%. This second half decline was largely attributable to the subprime mortgage crisis. The subprime contagion contributed to the weakening housing market, a liquidity crisis, lender bankruptcies, and large write-downs at several major financial institutions. During the first half of 2007, the Federal Reserve maintained the Fed Funds Rate at 5.25%. However, during the second half of 2007, the Federal Reserve began lowering the Fed Funds Rate, dropping the target by 100 basis points to 4.25% at year-end. The Federal Reserve lowered the Fed Funds Rate primarily due to concerns that the risk of slower economic growth outweighed the risk of inflation. The price of oil surged from $61 to $96 per barrel through December, up 57% from the beginning of the year. Increasing global demand, weakness in refinery utilization, and global geopolitical unrest contributed to supply concerns, increasing oil prices over the period. Some of the factors driving the equity markets included geopolitical concerns, energy prices, Federal Reserve interest rate policy, corporate earnings, employment data, and the U.S. Dollar.

Eight of the twelve sectors comprising the Russell 2000 Index experienced positive returns for the year. Health Care, which had a beginning-of-year weight of 11.3%, up 13.7%, had the largest positive impact on the benchmark return. The best-performing sectors were Other Energy (4.6% beginning weight, up 17.9%), Materials & Processing (9.3% beginning weight, up 13.1%), and Consumer Staples (2.1% beginning weight, up 7.7%). Financial Services (the largest sector with a beginning weight of 24.0%), down 16.7%, was the worst-performing sector and had the largest negative impact on the benchmark return.

The stocks with the largest positive impact on the benchmark return for the year were CF Industries Holdings, up 330.0%; Terra Industries, up 298.7%; and Aquantive (acquired during the year by Microsoft), up 156.5%. The stocks with the largest negative impact were American Home Mortgage Investment Corp, down 98.9%; RAIT Investment Trust, down 70.8%; and JetBlue Airways Corp, down 58.5%.

On June 29, 2007 Frank Russell underwent their annual reconstitution. In total, 235 companies were added to the Russell 2000 Index and 191 were deleted. The difference of 44 names is due to attrition throughout the period between annual reconstitutions. The annual Russell 2000 reconstitution generated approximately 19% turnover.

* The views expressed above are those of the subadvisory firm as of December 31, 2007 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

1 The Russell 2000® Index is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000® Index.

MSF-2

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

A $10,000 INVESTMENT COMPARED TO

THE RUSSELL 2000 INDEX

Average Annual Returns as of December 31, 2007

	Russell 2000 Index Portfolio			Russell 2000 Index
	Class A	Class B	Class E
1 Year	-1.6%	-1.8%	-1.7%	-1.6%
5 Year	15.9	15.5	15.7	16.2
Since Inception	8.4	8.1	7.7	8.7

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 11/9/98, 1/2/01 and 5/1/01, respectively. Index since inception return is based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of December 31, 2007

Top Holdings

% of Total Net Assets
iShares Russell 2000 Index Fund	2.1%
Hologic, Inc.	0.6%
CF Industries Holdings, Inc.	0.5%
Exterran Holdings, Inc.	0.4%
Terra Industries, Inc.	0.4%
Priceline.com, Inc.	0.3%
FLIR Systems, Inc.	0.3%
Chipotle Mexican Grill, Inc.	0.3%
Bucyrus International, Inc.	0.3%
BioMarin Pharmaceutical, Inc.	0.3%

Top Sectors

% of Equity Market Value
Financial Services	20.4%
Consumer Discretionary	17.4%
Technology	14.2%
Health Care	13.9%
Materials & Processing	9.9%
Producer Durables	7.6%
Other Energy	5.8%
Utilities	4.3%
Auto & Transportation	3.6%
Consumer Staples	2.2%

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2007 through December 31, 2007.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period* July 1, 2007 to December 31, 2007
Russell 2000 Index—Class A(a)	Actual	0.32%	$1,000.00	$925.00	$1.55
	Hypothetical	0.32%	$1,000.00	$1,023.58	$1.63

Russell 2000 Index—Class B(a)	Actual	0.57%	$1,000.00	$923.80	$2.76
	Hypothetical	0.57%	$1,000.00	$1,022.30	$2.91

Russell 2000 Index—Class E(a)	Actual	0.47%	$1,000.00	$924.00	$2.28
	Hypothetical	0.47%	$1,000.00	$1,022.81	$2.40

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 4 to the Financial Statements.

MSF-4

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2007

Common Stock—96.6% of Total Net Assets

Security Description	Shares	Value*

Aerospace & Defense—1.6%
AAR Corp. (a) (b)	21,637	$822,855
American Science & Engineering, Inc. (a)	5,154	292,490
Argon, Inc. (a) (b)	6,788	125,985
Ceradyne, Inc. (a) (b)	16,320	765,898
Cubic Corp.	9,190	360,248
Curtiss Wright Corp.	28,142	1,412,728
DynCorp. International, Inc. (b)	15,363	412,957
Esterline Technologies Corp. (b)	17,279	894,188
GenCorp, Inc. (a) (b)	39,139	456,361
HEICO Corp. (Class A)	371	15,805
HEICO Corp. (Class B) (a)	15,158	825,808
Hexcel Corp. (b)	59,259	1,438,809
Innovative Solutions & Support (a) (b)	8,015	77,665
Ladish, Inc. (a) (b)	8,706	376,012
Moog, Inc. (b)	22,893	1,048,728
Orbital Sciences Corp. (b)	36,263	889,169
Taser International, Inc. (a) (b)	44,282	637,218
Teledyne Technologies, Inc. (b)	20,430	1,089,532
TransDigm Group, Inc. (b)	5,892	266,142
Triumph Group, Inc. (a)	10,004	823,829

		13,032,427

Air Freight & Logistics—0.3%
ABX Air, Inc. (a) (b)	31,360	131,085
Atlas Air Worldwide Holdings, Inc. (a) (b)	8,084	438,315
Dynamex, Inc. (a) (b)	6,006	162,522
Forward Air Corp. (a)	18,684	582,380
HUB Group, Inc. (Class A) (b)	25,072	666,414
Pacer International, Inc. (a)	22,347	326,266

		2,306,982

Airlines—0.4%
AirTran Holdings, Inc. (a) (b)	59,266	424,344
Alaska Air Group, Inc. (a) (b)	23,300	582,733
ExpressJet Holdings, Inc. (a) (b)	39,869	98,875
JetBlue Airways Corp. (a) (b)	112,271	662,399
Midwest Air Group, Inc. (a) (b)	15,135	223,998
Pinnacle Airlines Corp. (a) (b)	12,112	184,708
Republic Airways Holdings, Inc. (b)	23,593	462,187
SkyWest, Inc.	38,881	1,043,955

		3,683,199

Auto Components—0.9%
Aftermarket Technology Corp. (b)	13,111	357,406
American Axle & Manufacturing Holdings, Inc.	31,250	581,875
Amerigon, Inc. (a) (b)	13,318	281,542
ArvinMeritor, Inc. (a)	40,778	478,326
Cooper Tire & Rubber Co.	36,658	607,790
Drew Industries, Inc. (a) (b)	10,890	298,386
Exide Technologies (a) (b)	44,313	354,504
GenTek, Inc. (a) (b)	5,631	164,819
Hayes Lemmerz International, Inc. (a) (b)	57,979	264,964
Lear Corp. (b)	49,919	1,380,759
Modine Manufacturing Co. (a)	20,814	343,639
Noble International, Ltd. (a)	7,044	114,888

Security Description	Shares	Value*

Auto Components—(Continued)
Raser Technologies, Inc. (a) (b)	9,432	$140,065
Sauer-Danfoss, Inc.	7,791	195,165
Spartan Motors, Inc. (a)	19,530	149,209
Standard Motor Products, Inc.	16,871	137,667
Superior Industries International, Inc. (a)	13,180	239,481
Tenneco, Inc. (b)	28,545	744,168
Visteon Corp. (a) (b)	75,405	331,028

		7,165,681

Automobiles—0.1%
Fleetwood Enterprises, Inc. (a) (b)	35,502	212,302
Monaco Coach Corp. (a)	17,964	159,521
Winnebago Industries, Inc. (a)	20,312	426,958

		798,781

Beverages—0.2%
Boston Beer, Inc. (a) (b)	7,145	269,009
Central European Distribution Corp. (a) (b)	21,208	1,231,761
Coca-Cola Bottling Co.	3,137	184,707
Jones Soda Co. (a) (b)	13,932	103,654

		1,789,131

Biotechnology—3.6%
Acadia Pharmaceuticals, Inc. (a) (b)	19,354	214,249
Acorda Therapeutics, Inc. (a) (b)	13,375	293,715
Alexion Pharmaceuticals, Inc. (a) (b)	23,760	1,782,713
Alkermes, Inc. (b)	60,343	940,747
Allos Therapeutics, Inc. (a) (b)	27,209	171,145
Alnylam Pharmaceuticals, Inc. (a) (b)	21,839	635,078
Altus Pharmaceuticals, Inc. (a) (b)	13,707	71,002
Applera Corp.—Celera Genomics (b)	46,793	742,605
Arena Pharmaceuticals, Inc. (b)	35,841	280,635
Ariad Pharmaceuticals, Inc. (a) (b)	35,921	152,664
Arqule, Inc. (a) (b)	21,164	122,751
Array Biopharma, Inc. (a) (b)	31,105	261,904
BioMarin Pharmaceutical, Inc. (b)	63,670	2,253,918
Cell Genesys, Inc. (a) (b)	38,976	89,645
Cepheid, Inc. (a) (b)	33,061	871,157
Cubist Pharmaceuticals, Inc. (b)	35,783	733,909
CV Therapeutics, Inc. (b)	35,967	325,501
CytRx Corp. (a) (b)	55,366	157,239
Dendreon Corp. (a) (b)	66,216	411,864
Enzon Pharmaceuticals, Inc. (a) (b)	24,485	233,342
Genomic Health, Inc. (a) (b)	7,389	167,287
Geron Corp. (a) (b)	45,239	256,958
GTx, Inc. (a) (b)	10,111	145,093
Halozyme Therapeutics, Inc. (a) (b)	39,723	282,431
Human Genome Sciences, Inc. (a) (b)	81,158	847,290
Immunomedics, Inc. (a) (b)	55,067	127,755
Incyte Corp. (a) (b)	59,640	599,382
Indevus Pharmaceuticals, Inc. (a) (b)	36,580	254,231
InterMune, Inc. (a) (b)	17,950	239,273
Isis Pharmaceuticals, Inc. (a) (b)	52,045	819,709
Keryx Biopharmaceuticals, Inc. (a) (b)	25,445	213,738
Kosan Biosciences, Inc. (a) (b)	27,535	99,126

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2007

Common Stock—(Continued)

Security Description	Shares	Value*

Biotechnology—(Continued)
Lifecell Corp. (a) (b)	19,808	$853,923
Ligand Pharmaceuticals, Inc. (a) (b)	55,630	268,693
MannKind Corp. (a) (b)	25,880	206,005
Martek Biosciences Corp. (b)	19,372	573,024
Medarex, Inc. (a) (b)	74,829	779,718
Metabolix, Inc. (a) (b)	9,209	219,174
Momenta Pharmaceuticals, Inc. (a) (b)	13,287	94,869
Myriad Genetics, Inc. (a) (b)	25,833	1,199,168
Nabi Biopharmaceuticals (a) (b)	32,116	115,939
Neurocrine Biosciences, Inc. (a) (b)	21,044	95,540
Neurogen Corp. (a) (b)	29,096	100,381
Omrix Biopharmaceuticals, Inc. (a) (b)	8,576	297,930
Onyx Pharmaceuticals, Inc. (b)	32,330	1,798,195
OSI Pharmaceuticals, Inc. (b)	36,987	1,794,239
Pharmion Corp. (b)	16,848	1,059,065
Progenics Pharmaceuticals, Inc. (a) (b)	15,213	274,899
Protalix Bio Therapeutics, Inc. (b)	1,183	4,022
Regeneron Pharmaceuticals, Inc. (a) (b)	38,704	934,702
Rigel Pharmaceuticals, Inc. (a) (b)	15,241	386,969
Savient Pharmaceuticals, Inc. (a) (b)	33,200	762,604
Seattle Genetics, Inc. (a) (b)	29,265	333,621
Senomyx, Inc. (a) (b)	17,202	128,843
United Therapeutics Corp. (b)	13,840	1,351,476
Vanda Pharmaceuticals, Inc. (a) (b)	16,466	113,286
XOMA, Ltd. (b)	82,412	279,377
Zymogenetics, Inc. (a) (b)	26,358	307,598

		29,131,316

Building Products—0.5%
AAON, Inc.	7,694	152,495
American Woodmark Corp. (a)	8,732	158,748
Ameron International Corp.	5,465	503,600
Apogee Enterprises, Inc.	17,370	297,201
Builders Firstsource, Inc. (a) (b)	16,682	120,444
Gibraltar Industries, Inc. (a)	13,753	212,071
Goodman Global, Inc. (b)	22,982	563,978
Griffon Corp. (a) (b)	18,603	231,607
Insteel Industries, Inc. (a)	8,244	96,702
NCI Building Systems, Inc. (b)	12,366	356,017
Simpson Manufacturing Co. , Inc. (a)	24,267	645,260
Trex Co., Inc. (a) (b)	12,252	104,265
Universal Forest Products, Inc. (a)	10,348	304,852

		3,747,240

Capital Markets—1.7%
Apollo Investment Corp. (a)	66,511	1,134,013
Ares Capital Corp. (a)	42,109	616,055
Calamos Asset Management, Inc.	15,750	469,035
Capital Southwest Corp. (a)	1,881	222,710
Cohen & Steers, Inc. (a)	10,675	319,930
Cowen Group, Inc. (a) (b)	10,041	95,490
Evercore Partners, Inc. (a)	5,609	120,874
FBR Capital Markets Corp. (b)	18,665	178,811
FCStone Group, Inc. (b)	5,535	254,776
GAMCO Investors, Inc. (a)	3,447	238,532
GFI Group, Inc. (a) (b)	9,719	930,303

Security Description	Shares	Value*

Capital Markets—(Continued)
Gladstone Capital Corp. (a)	8,551	$145,367
GLG Partners, Inc. (b)	2,000	27,200
Greenhill & Co., Inc. (a)	11,430	759,866
Hercules Technology Growth Capital, Inc. (a)	18,966	235,558
HFF, Inc. (b)	10,010	77,477
KBW, Inc. (a) (b)	17,828	456,218
Knight Capital Group, Inc. (b)	61,855	890,712
Kohlberg Capital Corp.	9,110	109,320
LaBranche & Co., Inc. (a) (b)	36,996	186,460
Ladenburg Thalmann Financial Services, Inc. (a) (b)	62,538	132,581
MCG Capital Corp.	37,963	439,991
MVC Capital, Inc.	15,052	242,939
optionsXpress Holdings, Inc. (a)	26,495	896,061
Patriot Capital Funding, Inc. (a)	11,637	117,417
PennantPark Investment Corp. (a)	12,678	127,034
Penson Worldwide, Inc. (b)	9,106	130,671
Piper Jaffray Co. (b)	12,145	562,556
Prospect Capital Corp. (a)	12,494	163,047
Sanders Morris Harris Group, Inc. (a)	11,996	122,959
Stifel Financial Corp. (a)	8,833	464,351
SWS Group, Inc.	16,924	214,427
Thomas Weisel Partners Group, Inc. (a) (b)	13,512	185,520
TICC Capital Corp. (a)	13,071	120,645
TradeStation Group, Inc. (a) (b)	14,831	210,748
U.S. Global Investors, Inc. (a)	7,498	124,917
Waddell & Reed Financial, Inc. (Class A)	55,373	1,998,412
WP Stewart & Co., Ltd.	14,158	72,347

		13,795,330

Chemicals—2.6%
A. Schulman, Inc.	16,618	358,118
American Vanguard Corp.	13,990	242,726
Arch Chemicals, Inc.	14,370	528,097
Balchem Corp. (a)	10,704	239,556
Calgon Carbon Corp. (a) (b)	24,329	386,588
CF Industries Holdings, Inc.	35,824	3,942,789
Ferro Corp.	27,506	570,199
Flotek Industries, Inc. (a) (b)	11,318	407,901
Georgia Gulf Corp. (a)	22,956	151,969
H.B. Fuller Co.	36,393	817,023
Hercules, Inc.	76,861	1,487,260
Innophos Holdings, Inc. (a)	13,189	196,252
Innospec, Inc.	17,009	291,874
Koppers Holdings, Inc.	10,804	467,165
Landec Corp. (b)	13,828	185,295
LSB Industries, Inc. (a) (b)	9,300	262,446
Minerals Technologies, Inc.	11,572	774,745
NewMarket Corp.	11,150	620,943
Olin Corp.	44,757	865,153
OM Group, Inc. (b)	17,381	1,000,103
PolyOne Corp. (b)	55,802	367,177
Rockwood Holdings, Inc. (b)	20,873	693,401
Sensient Technologies Corp.	28,200	797,496
Spartech Corp.	20,427	288,021
Symyx Technologies, Inc. (a) (b)	18,026	138,440
Terra Industries, Inc. (b)	61,135	2,919,808

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2007

Common Stock—(Continued)

Security Description	Shares	Value*

Chemicals—(Continued)
Tronox, Inc.	21,926	$189,660
W.R. Grace & Co. (a) (c)	44,416	1,162,811
ZEP, Inc. (b)	14,264	197,842
Zoltek Companies, Inc. (a) (b)	14,802	634,562

		21,185,420

Commercial Banks—5.1%
1st Source Corp.	6,693	115,856
Alabama National Bancorp (a)	11,115	864,858
Amcore Financial, Inc. (a)	13,549	307,562
Americanwest Bancorp (a)	10,312	181,801
Ameris Bancorp (a)	8,404	141,607
Bancfirst Corp. (a)	5,056	216,650
Banco Latinoamericano de Exportaciones S.A.	16,812	274,204
Bank of the Ozarks, Inc. (a)	7,390	193,618
BankFinancial Corp. (a)	11,879	187,926
Banner Corp. (a)	9,004	258,685
Boston Private Financial Holdings, Inc.	21,774	589,640
Capital City Bank Group, Inc. (a)	7,854	221,640
Capital Corp. of the West (a)	6,934	134,728
Capitol Bancorp, Ltd. (a)	7,793	156,795
Cascade Bancorp. (a)	13,690	190,565
Cathay General Bancorp (a)	31,566	836,183
Centennial Bank Holdings, Inc. (a) (b)	31,105	179,787
Central Pacific Financial Corp. (a)	19,720	364,031
Chemical Financial Corp. (a)	17,023	404,977
Citizens Banking Corp. (a)	46,095	668,838
City Bank (a)	8,842	198,238
City Holdings Co.	9,914	335,490
Cobiz, Inc. (a)	11,639	173,072
Columbia Banking Systems, Inc.	10,169	302,324
Community Bancorp (a) (b)	7,584	131,734
Community Bank Systems, Inc. (a)	16,595	329,743
Community Trust Bancorp, Inc. (a)	9,791	269,546
CVB Financial Corp. (a)	38,519	398,286
Enterprise Financial Services Corp. (a)	4,811	114,550
F.N.B. Corp. (a)	35,581	523,041
First Bancorp (a)	6,830	129,019
First Bancorp (Puerto Rico)	54,770	399,273
First Charter Corp. (a)	21,094	629,867
First Commonwealth Financial Corp. (a)	47,267	503,394
First Community Bancorp, Inc. (a)	15,528	640,375
First Community Bancshares, Inc. (a)	6,026	192,169
First Financial Bancorp (a)	17,408	198,451
First Financial Bankshares, Inc. (a)	13,236	498,335
First Financial Corp. (a)	6,809	192,967
First Indiana Corp.	8,521	272,672
First Merchants Corp.	11,118	242,817
First Midwest Bancorp, Inc.	31,239	955,913
First South BanCorp, Inc. (a)	4,540	100,743
First State Bancorp	12,708	176,641
FirstMerit Corp. (a)	46,811	936,688
Frontier Financial Corp. (a)	25,853	480,090
Glacier Bancorp, Inc. (a)	32,876	616,096
Great Southern Bancorp, Inc. (a)	7,749	170,168
Greene County Bancshares, Inc. (a)	6,640	127,488

Security Description	Shares	Value*

Commercial Banks—(Continued)
Hancock Holding Co. (a)	17,503	$668,615
Hanmi Financial Corp. (a)	27,683	238,627
Harleysville National Corp. (a)	15,148	220,706
Heartland Financial USA, Inc. (a)	7,703	143,045
Heritage Commerce Corp.	8,026	147,598
Home Bancshares, Inc. (a)	6,644	139,325
Horizon Financial Corp. (a)	7,025	122,516
IBERIABANK Corp.	6,673	311,963
Independent Bank Corp. (a)	12,902	122,569
Independent Bank Corp. (Massachusetts)	10,279	279,794
Integra Bank Corp. (a)	12,892	181,906
International Bancshares Corp.	30,207	632,535
Investors Bancorp, Inc. (b)	34,761	491,521
Irwin Financial Corp. (a)	14,305	105,142
Lakeland Bancorp, Inc. (a)	12,623	146,301
Lakeland Financial Corp. (a)	7,109	148,578
Macatawa Bank Corp. (a)	8,564	73,565
Mainsource Financial Group, Inc. (a)	9,884	153,795
MB Financial, Inc. (a)	22,095	681,189
Midwest Banc Holdings, Inc. (a)	9,773	121,381
Nara Bancorp, Inc. (a)	15,312	178,691
National Penn Bancshares, Inc. (a)	27,387	414,639
NBT Bancorp, Inc. (a)	20,656	471,370
Old National Bancorp (a)	43,737	654,305
Old Second Bancorp, Inc. (a)	7,369	197,415
Omega Financial Corp. (a)	8,619	252,192
Oriental Financial Group, Inc.	14,047	188,370
Pacific Capital Bancorp	29,016	584,092
Park National Corp. (a)	6,924	446,598
People’s Bancorp, Inc.	5,816	144,760
Pinnacle Financial Partners, Inc. (a) (b)	9,322	236,965
Preferred Bank (Los Angeles, CA) (a)	5,780	150,396
PrivateBancorp, Inc. (a)	10,384	339,038
Prosperity Bancshares, Inc.	22,146	650,871
Provident Bankshares Corp.	19,334	413,554
Renasant Corp. (a)	12,711	274,176
S&T Bancorp, Inc. (a)	16,636	459,819
S.Y. Bancorp, Inc. (a)	7,249	173,541
Sandy Spring Bancorp, Inc. (a)	9,035	251,354
SCBT Financial Corp.	5,080	160,884
Seacoast Banking Corp. (a)	10,259	105,463
Security Bank Corp. (a)	10,720	97,981
Signature Bank (b)	19,686	664,402
Simmons First National Corp. (a)	8,478	224,667
Southside Bancshares, Inc. (a)	5,529	113,123
Southwest Bancorp, Inc. (Oklahoma)	10,385	190,357
Sterling Bancorp (a)	13,033	177,770
Sterling Bancshares, Inc.	42,923	479,021
Sterling Financial Corp. (Pennsylvania) (a) (b)	16,721	274,559
Sterling Financial Corp. (Washington)	29,125	489,009
Suffolk Bancorp (a)	5,413	166,233
Sun Bancorp, Inc. (New Jersey) (a) (b)	7,876	124,283
Superior Bancorp (a)	21,831	117,232
Susquehanna Bancshares, Inc. (a)	53,865	993,271
SVB Financial Group (a) (b)	22,783	1,148,263
Texas Capital Bancshares, Inc. (b)	13,432	245,134
The Bancorp, Inc. (b)	5,606	75,457

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2007

Common Stock—(Continued)

Security Description	Shares	Value*

Commercial Banks—(Continued)
The South Financial Group, Inc. (a)	44,741	$699,302
Tompkins Trustco, Inc. (a)	4,886	189,577
TriCo Bancshares (a)	7,390	142,627
Trustmark Corp. (a)	31,258	792,703
UCBH Holdings, Inc. (a)	60,126	851,384
UMB Financial Corp. (a)	21,357	819,254
Umpqua Holdings Corp. (a)	37,028	568,009
Union Bankshares Corp. (a)	7,036	148,741
United Bankshares, Inc.	24,546	687,779
United Community Bank, Inc. (a)	24,941	394,068
Univest Corp. (a)	7,788	164,405
Virginia Commerce Bancorp (a) (b)	11,846	138,954
W Holding Co., Inc. (a)	70,473	85,272
Washington Trust Bancorp, Inc. (a)	6,459	162,961
WesBanco, Inc. (a)	11,956	246,294
West Coast Bancorp	9,015	166,777
WestAmerica Bancorp (a)	18,288	814,730
Western Alliance BanCorp (a) (b)	10,257	192,524
Wintrust Financial Corp. (a)	16,617	550,521

		42,004,949

Commercial Services & Supplies—4.3%
ABM Industries, Inc.	27,860	568,065
Acco Brands Corp. (a) (b)	32,678	524,155
Administaff, Inc.	14,105	398,889
American Ecology Corp.	10,910	256,167
American Reprographics Co. (a) (b)	18,156	299,211
Bowne & Co., Inc.	20,659	363,598
Brady Corp.	30,399	1,066,701
Casella Waste Systems, Inc. (b)	15,671	204,350
CBIZ, Inc. (a) (b)	32,679	320,581
CDI Corp. (a)	7,746	187,918
Cenveo, Inc. (a) (b)	31,208	545,204
Clean Harbors, Inc. (b)	10,307	532,872
Comfort Systems USA, Inc.	24,012	306,873
COMSYS IT Partners, Inc. (b)	9,602	151,520
Consolidated Graphics, Inc. (b)	7,858	375,770
Cornell Companies, Inc. (a) (b)	7,626	177,838
CoStar Group, Inc. (a) (b)	11,684	552,069
CRA International, Inc. (a) (b)	6,375	303,514
Deluxe Corp.	36,692	1,206,800
Diamond Management & Technology, Inc.	16,170	117,556
EnergySolutions, Inc.	14,500	391,355
Ennis, Inc.	15,615	281,070
Exponent, Inc. (b)	12,020	325,021
FTI Consulting, Inc. (b)	28,177	1,736,830
Fuel Tech, Inc. (a) (b)	10,672	241,721
G&K Services, Inc.	12,200	457,744
GeoEye, Inc. (b)	10,978	369,410
Healthcare Services Group, Inc. (a)	28,064	594,395
Heidrick & Struggles International, Inc.	11,860	440,125
Herman Miller, Inc.	41,240	1,335,764
Hudson Highland Group, Inc. (b)	14,268	119,994
Huron Consulting Group, Inc. (b)	11,643	938,775
IHS, Inc. (b)	19,044	1,153,305
IKON Office Solutions, Inc. (a)	66,461	865,322

Security Description	Shares	Value*

Commercial Services & Supplies—(Continued)
Innerworkings, Inc. (a) (b)	14,610	$252,169
Interface, Inc.	33,244	542,542
Kelly Services, Inc. (Class A)	14,642	273,220
Kenexa Corp. (a) (b)	15,403	299,126
Kforce, Inc. (b)	18,129	176,758
Knoll, Inc.	30,139	495,184
Korn/Ferry International (b)	26,919	506,616
Layne Christensen Co. (b)	9,885	486,441
LECG Corp. (b)	14,501	218,385
M&F Worldwide Corp. (a) (b)	8,341	449,163
McGrath Rentcorp (a)	15,045	387,409
Mine Safety Appliances Co. (a)	18,278	948,080
Mobile Mini, Inc. (b)	23,164	429,460
Navigant Consulting, Inc. (a) (b)	35,278	482,250
Odyssey Marine Exploration, Inc. (a) (b)	25,579	158,334
On Assignment, Inc. (b)	20,637	144,665
PeopleSupport, Inc. (a) (b)	13,989	191,369
PHH Corp. (b)	34,498	608,545
Pike Electric Corp. (a) (b)	10,661	178,678
Resources Connection, Inc. (b)	30,533	554,479
Rollins, Inc.	24,760	475,392
RSC Holdings, Inc. (a) (b)	20,756	260,488
Schawk, Inc. (a)	10,309	159,996
School Specialty, Inc. (a) (b)	13,686	472,851
Spherion Corp. (b)	36,226	263,725
Team, Inc. (a)	8,561	313,161
TeleTech Holdings, Inc. (b)	25,316	538,471
Tetra Technologies, Inc. (b)	34,691	745,856
The Advisory Board Co. (b)	11,952	767,199
The Geo Group, Inc. (a) (b)	30,521	854,588
TrueBlue, Inc. (b)	30,139	436,413
United Stationers, Inc. (b)	16,799	776,282
Viad Corp.	14,216	448,941
Volt Information Sciences, Inc. (b)	7,738	141,296
Waste Connections, Inc. (b)	45,821	1,415,869
Watson Wyatt & Co. Holdings	28,868	1,339,764

		34,903,647

Communications Equipment—2.4%
3Com Corp. (b)	237,144	1,071,891
Acme Packet, Inc. (a) (b)	15,723	197,953
Adtran, Inc.	35,649	762,176
Anaren, Inc. (b)	13,662	225,286
Arris Group, Inc. (b)	94,592	944,028
Avanex Corp. (a) (b)	116,708	116,708
Avocent Corp. (b)	31,883	743,193
Bel Fuse, Inc. (Class B) (a)	7,133	208,783
Black Box Corp.	12,292	444,602
Blue Coat Systems, Inc. (b)	17,843	586,499
Comtech Group, Inc. (a) (b)	10,935	176,163
Comtech Telecommunications Corp. (b)	14,811	799,942
Digi International, Inc. (b)	18,330	260,103
Ditech Networks, Inc. (a) (b)	23,945	83,089
Dycom Industries, Inc. (b)	26,092	695,352
EMS Technologies, Inc. (b)	8,296	250,871
Extreme Networks, Inc. (b)	65,514	231,920

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2007

Common Stock—(Continued)

Security Description	Shares	Value*

Communications Equipment—(Continued)
Finisar Corp. (a) (b)	163,124	$236,530
Foundry Networks, Inc. (b)	93,327	1,635,089
Harmonic, Inc. (b)	50,535	529,607
Harris Stratex Networks, Inc. (a) (b)	13,458	224,749
Hughes Communications, Inc. (a) (b)	4,058	221,607
InterDigital, Inc. (a) (b)	30,258	705,919
Ixia (b)	26,295	249,277
Loral Space & Communications, Inc. (a) (b)	6,397	219,097
MasTec, Inc. (b)	25,880	263,200
MRV Communications, Inc. (a) (b)	90,098	209,027
Netgear, Inc. (b)	21,529	767,939
Network Equipment Technologies, Inc. (b)	16,985	143,014
Nextwave Wireless, Inc. (a) (b)	17,365	93,424
Oplink Communications, Inc. (b)	14,091	216,297
OpNext, Inc. (b)	18,542	164,097
Orbcomm, Inc. (a) (b)	16,019	100,759
Packeteer, Inc. (a) (b)	25,147	154,905
Plantronics, Inc.	29,185	758,810
Polycom, Inc. (b)	61,112	1,697,691
Powerwave Technologies, Inc. (a) (b)	73,012	294,238
Sonus Networks, Inc. (a) (b)	159,961	932,573
Sycamore Networks, Inc. (b)	115,462	443,374
Symmetricom, Inc. (a) (b)	28,539	134,419
Tekelec, Inc. (b)	37,743	471,787
UTStarcom, Inc. (a) (b)	77,850	214,087
ViaSat, Inc. (b)	14,912	513,420

		19,393,495

Computers & Peripherals—0.9%
Adaptec, Inc. (b)	71,017	240,037
Avid Technology, Inc. (a) (b)	24,962	707,423
Cray, Inc. (b)	20,991	125,736
Electronics for Imaging, Inc. (b)	33,985	763,983
Emulex Corp. (b)	51,645	842,846
Hutchinson Technology, Inc. (a) (b)	16,128	424,489
Hypercom Corp. (a) (b)	27,716	138,026
Imation Corp. (a)	21,384	449,064
Immersion Corp. (a) (b)	16,446	212,976
Intermec, Inc. (a) (b)	36,682	745,011
Intevac, Inc. (b)	14,334	208,416
Novatel Wireless, Inc. (a) (b)	18,653	302,179
Palm, Inc. (a) (b)	62,480	396,123
Quantum Corp. (b)	116,270	312,766
Rackable Systems, Inc. (a) (b)	18,071	180,710
Rimage Corp. (b)	6,386	165,717
Stratasys, Inc. (a) (b)	11,733	303,181
Synaptics, Inc. (a) (b)	15,310	630,160

		7,148,843

Construction & Engineering—0.5%
Aecom Technology Corp. (a) (b)	25,729	735,078
EMCOR Group, Inc. (b)	38,577	911,574
Granite Construction, Inc.	21,617	782,103
Insituform Technologies, Inc. (a) (b)	18,179	269,049
Integrated Electrical Services, Inc. (a) (b)	8,328	156,483
Michael Baker Corp. (b)	4,608	189,389

Security Description	Shares	Value*

Construction & Engineering—(Continued)
Northwest Pipe Co. (a) (b)	5,677	222,198
Perini Corp. (b)	16,122	667,773

		3,933,647

Construction Materials—0.2%
Headwaters, Inc. (a) (b)	23,430	275,068
Texas Industries, Inc. (a)	16,438	1,152,304
U.S. Concrete, Inc. (a) (b)	19,458	64,795

		1,492,167

Consumer Finance—0.3%
Advance America Cash Advance Centers, Inc.	43,274	439,664
Advanta Corp. (Class B)	22,458	181,236
Cash America International, Inc.	17,989	581,045
CompuCredit Corp. (a) (b)	11,875	118,512
Dollar Financial Corp. (b)	9,938	304,997
EzCorp., Inc. (b)	20,427	230,621
First Cash Financial Services (b)	15,881	233,133
Nelnet, Inc. (a)	10,868	138,132
World Acceptance Corp. (a) (b)	12,260	330,775

		2,558,115

Containers & Packaging—0.6%
AEP Industries, Inc. (b)	4,294	137,451
AptarGroup, Inc.	45,183	1,848,436
Chesapeake Corp. (b)	14,739	76,495
Graphic Packaging Corp. (a) (b)	41,742	154,028
Greif, Inc.	19,842	1,297,072
Myers Industries, Inc.	18,955	274,279
Rock Tennessee Co.	20,366	517,500
Silgan Holdings, Inc.	14,320	743,781

		5,049,042

Distributors—0.2%
Building Materials Holdings Corp. (a)	17,215	95,199
Core-Mark Holding Co., Inc. (a) (b)	5,639	161,952
LKQ Corp. (b)	70,158	1,474,721

		1,731,872

Diversified Consumer Services—1.5%
Bright Horizons Family Solutions, Inc. (b)	17,548	606,108
Capella Education Co. (b)	6,686	437,666
Coinstar, Inc. (a) (b)	16,369	460,787
Corinthian Colleges, Inc. (a) (b)	50,281	774,327
CPI Corp.	3,276	77,150
DeVry, Inc.	40,323	2,095,183
INVESTools, Inc. (a) (b)	39,002	691,895
Jackson Hewitt Tax Service, Inc. (a)	21,669	687,991
Matthews International Corp.	20,673	968,944
PrePaid Legal Services, Inc.	4,860	269,001
Regis Corp.	29,631	828,483
Sotheby’s Holdings, Inc. (Class A) (a)	45,005	1,714,690
Steiner Leisure, Ltd. (b)	10,437	460,898
Stewart Enterprises, Inc. (a)	70,035	623,311

*See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2007

Common Stock—(Continued)

Security Description	Shares	Value*

Diversified Consumer Services—(Continued)
Strayer Education, Inc.	9,629	$1,642,515
Universal Technical Institute, Inc. (a) (b)	14,118	240,006

		12,578,955

Diversified Financial Services—0.5%
Aldabra 2 Acquisition Corp. (a)	12,563	122,364
Alternative Asset Management Aquisition Corp.	12,563	115,077
Asset Acceptence Capital Corp. (a) (b)	15,616	162,563
ASTA Funding, Inc. (a)	6,497	171,781
Compass Diversified Trust (a)	14,166	211,073
Financial Federal Corp. (a)	16,143	359,827
Heckmann Corp. (b)	26,000	191,100
Hicks Acquisition Co. I, Inc. (a) (b)	26,700	245,373
Interactive Brokers Group, Inc. (a) (b)	24,288	784,988
Marathon Aquisition Corp. (a) (b)	44,481	346,062
MarketAxess Holdings, Inc. (a) (b)	22,737	291,716
NRDC Acquisition Corp. (b)	20,000	183,400
Pico Holdings, Inc. (a) (b)	9,148	307,556
Portfolio Recovery Associates, Inc. (a) (b)	10,501	416,575
Primus Guaranty, Ltd. (a) (b)	27,878	195,425
Resource America, Inc. (a)	8,256	121,115
Triplecrown Acquisition Corp. (b)	23,200	212,048

		4,438,043

Diversified Telecommunication Services—1.1%
Alaska Communication Systems, Inc.	23,688	355,320
Atlantic Tele-Network, Inc.	5,823	196,701
Cbeyond, Inc. (a) (b)	12,633	492,561
Cincinnati Bell, Inc. (b)	150,258	713,726
Cogent Communications Group, Inc. (b)	30,249	717,204
Consolidated Communications Holdings, Inc.	12,371	246,183
Fairpoint Communications, Inc. (a)	21,144	275,295
General Communication, Inc. (b)	33,319	291,541
Global Crossing, Ltd. (a) (b)	14,700	324,135
Golden Telecom, Inc.	9,502	959,227
IDT Corp. (Class B) (a)	29,001	245,059
Iowa Telecommunications Services, Inc. (a)	19,030	309,428
North Pittsburgh Systems, Inc. (a)	8,876	201,396
NTELOS Holdings Corp.	16,786	498,376
PAETEC Holding Corp. (a) (b)	42,483	414,209
Premiere Global Services, Inc. (b)	37,778	561,003
Shenandoah Telecommunications Co. (a)	14,453	346,583
SureWest Communications (a)	9,472	161,971
Time Warner Telecom, Inc. (Class A) (a) (b)	92,349	1,873,761

		9,183,679

Electric Utilities—1.2%
Allete, Inc.	16,309	645,510
Central Vermont Public Service	6,238	192,380
Cleco Corp.	35,817	995,713
El Paso Electric Co. (b)	30,498	779,834
Empire District Electric Co.	18,221	415,074
IDACORP, Inc. (a) (b)	26,307	926,532
ITC Holdings Corp.	28,013	1,580,493
MGE Energy, Inc. (a)	12,048	427,343

Security Description	Shares	Value*

Electric Utilities—(Continued)
Otter Tail Corp. (a)	17,338	$599,895
Portland General Electric Co.	18,293	508,180
UIL Holdings Corp. (a)	14,601	539,507
Unisource Energy Corp.	21,167	667,819
Westar Energy, Inc.	63,101	1,636,840

		9,915,120

Electrical Equipment—1.8%
A.O. Smith Corp. (a)	13,278	465,394
Acuity Brands, Inc.	28,529	1,283,805
American Superconductor Corp. (a) (b)	23,917	653,891
AZZ, Inc. (a) (b)	7,338	208,032
Baldor Electric Co.	27,117	912,758
Belden, Inc. (a)	29,488	1,312,216
Coleman Cable, Inc. (a) (b)	8,447	79,824
Encore Wire Corp. (a)	12,689	202,009
Energy Conversion Devices, Inc. (a) (b)	23,146	778,863
EnerSys (b)	13,372	333,765
Evergreen Solar, Inc. (a) (b)	57,975	1,001,228
Franklin Electric, Inc. (a)	12,359	472,979
FuelCell Energy, Inc. (a) (b)	41,421	410,896
GrafTech International, Ltd. (b)	65,425	1,161,294
II-VI, Inc. (b)	16,368	500,043
LSI Industries, Inc. (a)	16,398	298,444
Medis Technologies, Ltd. (a) (b)	11,847	182,799
Powell Industries, Inc. (b)	4,404	194,084
Power-One, Inc. (a) (b)	46,502	185,543
Regal Beloit Corp.	19,177	862,006
Superior Essex, Inc. (a) (b)	12,255	294,120
The Genlyte Group, Inc. (b)	17,069	1,624,969
Vicor Corp. (a)	15,700	244,763
Woodward Governor Co.	18,675	1,268,966

		14,932,691

Electronic Equipment & Instruments—2.6%
Acacia Research Corp. (a) (b)	16,062	144,237
Agilysys, Inc.	20,665	312,455
Anixter International, Inc. (a) (b)	20,208	1,258,352
Benchmark Electronics, Inc. (b)	43,585	772,762
Brightpoint, Inc. (b)	30,518	468,756
Checkpoint Systems, Inc. (b)	26,372	685,145
Cogent, Inc. (a) (b)	24,218	270,031
Cognex Corp.	27,796	560,089
CTS Corp. (a)	24,167	239,978
Daktronics, Inc. (a)	24,015	542,019
DTS, Inc. (a) (b)	13,103	335,044
Echelon Corp. (a) (b)	22,668	467,867
Electro Scientific Industries, Inc. (b)	17,241	342,234
Excel Technology, Inc. (b)	6,734	182,491
FARO Technologies, Inc. (a) (b)	9,100	247,338
FLIR Systems, Inc. (a) (b)	84,398	2,641,657
Gerber Scientific, Inc. (a) (b)	12,272	132,538
Insight Enterprises, Inc. (b)	31,718	578,536
Itron, Inc. (a) (b)	19,429	1,864,601
Kemet Corp. (b)	47,399	314,255
L-1 Identity Solutions, Inc. (a) (b)	39,104	701,917

*See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2007

Common Stock—(Continued)

Security Description	Shares	Value*

Electronic Equipment & Instruments—(Continued)
Littelfuse, Inc. (b)	13,779	$454,156
LoJack Corp. (a) (b)	15,167	254,957
Measurement Specialties, Inc. (a) (b)	10,016	221,354
Mercury Computer Systems, Inc. (b)	12,071	194,464
Methode Electronics, Inc.	22,249	365,774
MTS Systems Corp.	11,959	510,291
Newport Corp. (a) (b)	26,749	342,120
OSI Systems, Inc. (a) (b)	10,131	268,168
OYO Geospace Corp. (a) (b)	2,297	173,102
Park Electrochemical Corp.	12,787	361,105
Plexus Corp. (b)	31,220	819,837
RadiSys Corp. (a) (b)	14,648	196,283
Rofin-Sinar Technologies, Inc. (b)	19,918	958,255
Rogers Corp. (a) (b)	11,170	484,443
ScanSource, Inc. (a) (b)	16,538	535,004
Smart Modular Technologies, Inc. (b)	30,764	313,177
SYNNEX Corp. (b)	9,776	191,610
Technitrol, Inc.	27,072	773,718
TTM Technologies, Inc. (b)	26,267	306,273
Universal Display Corp. (a) (b)	15,842	327,454
X-Rite, Inc. (b)	15,649	181,841
Zygo Corp. (a) (b)	9,717	121,074

		21,416,762

Energy Equipment & Services—2.4%
Allis-Chalmers Energy, Inc. (a) (b)	16,875	248,906
Atwood Oceanics, Inc. (b)	17,041	1,708,190
Basic Energy Services, Inc. (a) (b)	24,942	547,477
Bristow Group, Inc. (a)	14,137	800,861
Bronco Drilling Co., Inc. (a) (b)	16,422	243,867
Cal Dive International, Inc. (a) (b)	26,651	352,859
CARBO Ceramics, Inc. (a)	12,789	475,751
Complete Production Services, Inc. (a) (b)	26,058	468,262
Dawson Geophysical Co. (a) (b)	4,314	308,279
Dril-Quip, Inc. (b)	16,221	902,861
Exterran Holdings, Inc. (a) (b)	37,973	3,106,191
Grey Wolf, Inc. (a) (b)	111,714	595,436
Gulf Island Fabrication, Inc.	6,921	219,465
Gulfmark Offshore, Inc. (b)	13,789	645,187
Hercules Offshore, Inc. (b)	55,077	1,309,731
Hornbeck Offshore Services, Inc. (a) (b)	15,736	707,333
ION Geophysical Corp. (a) (b)	44,587	703,583
Lufkin Industries, Inc.	8,679	497,220
Matrix Service Co. (b)	18,598	405,808
NATCO Group, Inc. (b)	10,702	579,513
Newpark Resources, Inc. (b)	50,255	273,890
Oil States International, Inc. (b)	32,934	1,123,708
Parker Drilling Co. (a) (b)	67,944	512,977
PHI, Inc. (a) (b)	7,353	228,090
Pioneer Drilling Co. (b)	30,616	363,718
RPC, Inc. (a)	23,695	277,469
Superior Well Services, Inc. (a) (b)	10,288	218,311
Trico Marine Services, Inc. (a) (b)	6,649	246,146
W-H Energy Services, Inc. (b)	19,242	1,081,593
Willbros Group, Inc. (b)	17,359	664,676

		19,817,358

Security Description	Shares	Value*

Food & Staples Retailing—0.9%
Casey’s General Stores, Inc.	29,357	$869,261
Great Atlantic & Pacific Tea Co., Inc. (a) (b)	15,655	490,471
Ingles Markets, Inc. (a)	7,334	186,210
Longs Drug Stores Corp.	22,066	1,037,102
Nash Finch Co. (a)	9,613	339,147
Performance Food Group Co. (b)	21,973	590,414
Pricesmart, Inc. (a)	8,493	255,300
Ruddick Corp.	25,820	895,179
Spartan Stores, Inc.	12,461	284,734
The Andersons, Inc.	10,048	450,150
The Pantry, Inc. (a) (b)	14,653	382,883
United Natural Foods, Inc. (a) (b)	26,341	835,536
Weis Markets, Inc.	7,822	312,411
Winn-Dixie Stores, Inc. (a) (b)	21,026	354,709

		7,283,507

Food Products—1.1%
Chiquita Brands International, Inc. (a)	24,548	451,438
Darling International, Inc. (b)	48,525	560,949
Flowers Foods, Inc.	52,138	1,220,550
Fresh Del Monte Produce, Inc. (a) (b)	17,433	585,400
Green Mountain Coffee Roasters, Inc. (a) (b)	10,328	420,350
Hain Celestial Group, Inc. (a) (b)	24,296	777,472
Imperial Sugar Co. (a)	6,849	128,556
J&J Snack Foods Corp.	7,714	241,294
Lancaster Colony Corp.	17,199	682,800
Lance, Inc.	19,320	394,514
Pilgrim’s Pride Corp. (a)	24,334	704,469
Ralcorp Holdings, Inc. (b)	15,749	957,382
Reddy Ice Holdings, Inc. (a)	13,615	344,596
Sanderson Farms, Inc. (a)	9,546	322,464
Seabord Corp.	219	321,930
Tootsie Roll Industries, Inc. (a)	22,736	623,421
Treehouse Foods, Inc. (b)	18,656	428,901

		9,166,486

Gas Utilities—0.9%
Energysouth, Inc. (a)	4,257	246,906
Laclede Group, Inc. (a)	12,890	441,354
New Jersey Resources Corp. (a)	16,619	831,282
Nicor, Inc. (a)	28,093	1,189,739
Northwest Natural Gas Co. (a)	16,676	811,454
Piedmont Natural Gas Co. (a)	50,197	1,313,153
South Jersey Industries, Inc. (a)	18,897	681,993
Southwest Gas Corp.	24,831	739,219
WGL Holdings, Inc.	29,240	957,902

		7,213,002

Health Care Equipment & Supplies—3.6%
Abaxis, Inc. (b)	12,540	449,684
ABIOMED, Inc. (a) (b)	19,560	303,962
Accuray, Inc. (b)	9,517	144,849
Align Technology, Inc. (a) (b)	35,857	598,095
American Medical Systems Holdings, Inc. (a) (b)	40,831	590,416
Analogic Corp.	9,258	626,952

*See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2007

Common Stock—(Continued)

Security Description	Shares	Value*

Health Care Equipment & Supplies—(Continued)
Angiodynamics, Inc. (b)	12,607	$240,037
ArthroCare Corp. (a) (b)	17,369	834,580
Aspect Medical Systems, Inc. (a) (b)	9,240	129,360
Conceptus, Inc. (a) (b)	18,228	350,707
Conmed Corp. (b)	16,200	374,382
Cutera, Inc. (a) (b)	8,601	135,036
Cyberonics, Inc. (a) (b)	16,539	217,653
Cynosure, Inc. (a) (b)	4,867	128,781
Datascope Corp.	9,172	333,861
ev3, Inc. (a) (b)	33,522	426,065
Greatbatch, Inc. (a) (b)	14,650	292,853
Haemonetics Corp. (b)	17,070	1,075,751
Hologic, Inc. (a) (b)	71,228	4,889,090
I Flow Corp. (a) (b)	19,111	301,572
ICU Medical, Inc. (a) (b)	9,981	359,416
Immucor, Inc. (b)	48,668	1,654,225
Integra LifeSciences Holdings (a) (b)	11,261	472,174
Invacare Corp. (a)	18,340	462,168
Inverness Medical Innovations, Inc. (b)	36,370	2,043,267
Kensey Nash Corp. (b)	8,837	264,403
Masimo Corp. (a) (b)	4,159	164,073
Medical Action Industries, Inc. (b)	8,826	184,022
Mentor Corp. (a)	22,570	882,487
Meridian Bioscience, Inc.	24,310	731,245
Merit Medical Systems, Inc. (b)	18,475	256,802
Micrus Endovascular Corp. (a) (b)	9,469	186,350
Minrad International, Inc. (a) (b)	30,250	98,312
Natus Medical, Inc. (a) (b)	11,359	219,797
Northstar Neuroscience, Inc. (a) (b)	12,720	118,296
NuVasive, Inc. (b)	20,591	813,756
NxStage Medical, Inc. (a) (b)	13,074	198,333
OraSure Technologies, Inc. (a) (b)	34,671	308,225
Orthofix International NV (b)	10,154	588,627
Palomar Medical Technologies, Inc. (a) (b)	11,206	171,676
Quidel Corp. (a) (b)	19,051	370,923
Regeneration Technologies, Inc. (b)	18,890	163,965
Sirona Dental Systems, Inc. (a) (b)	10,033	335,905
Sonic Innovations, Inc. (a) (b)	17,151	132,406
SonoSite, Inc. (b)	10,253	345,218
Spectranetics Corp. (a) (b)	19,194	294,244
Stereotaxis, Inc. (a) (b)	20,830	254,543
STERIS Corp.	39,327	1,134,191
SurModics, Inc. (a) (b)	9,719	527,450
Symmetry Medical, Inc. (b)	19,457	339,135
Thoratec Corp. (a) (b)	34,557	628,592
TomoTherapy, Inc. (a) (b)	7,004	136,998
Vital Signs, Inc.	6,688	341,891
Volcano Corp. (b)	17,311	216,561
West Pharmaceutical Services, Inc. (a)	19,799	803,641
Wright Medical Group, Inc. (b)	22,902	668,051
Zoll Medical Corp. (b)	11,101	296,619

		29,611,673

Health Care Providers & Services—2.7%
Air Methods Corp. (b)	6,724	333,981
Alliance Imaging, Inc. (b)	16,629	159,971

Security Description	Shares	Value*

Health Care Providers & Services—(Continued)
Amedisys, Inc. (a) (b)	14,858	$720,910
American Dental Partners, Inc. (a) (b)	7,963	79,869
AMERIGROUP Corp. (b)	31,664	1,154,153
AMN Healthcare Services, Inc. (b)	21,359	366,734
AmSurg Corp. (b)	20,671	559,357
Apria Healthcare Group, Inc. (b)	26,027	561,402
Assisted Living Concepts, Inc. (b)	51,522	386,415
athenahealth, Inc. (b)	3,400	122,400
BIO-Reference Laboratories, Inc. (a) (b)	6,543	213,825
Capital Senior Living Corp. (b)	17,540	174,172
Centene Corp. (b)	26,172	718,160
Chemed Corp.	15,280	853,846
Cross Country Healthcare, Inc. (b)	22,155	315,487
CryoLife, Inc. (b)	14,371	114,249
Emergency Medical Services Corp. (a) (b)	5,882	172,225
Gentiva Health Services, Inc. (b)	18,854	358,980
HealthExtras, Inc. (a) (b)	18,671	486,940
Healthsouth Corp. (a) (b)	47,674	1,001,154
Healthspring, Inc. (b)	29,248	557,174
Healthways, Inc. (a) (b)	21,297	1,244,597
HMS Holdings Corp. (b)	13,181	437,741
Hythiam, Inc. (a) (b)	26,423	77,419
inVentiv Health, Inc. (b)	18,678	578,271
Kindred Healthcare, Inc. (b)	18,529	462,854
Landauer, Inc.	5,855	303,582
LCA-Vision, Inc. (a)	12,447	248,567
LHC Group, Inc. (a) (b)	8,704	217,426
Magellan Health Services, Inc. (b)	24,247	1,130,638
Matria Healthcare, Inc. (b)	12,568	298,741
MedCath Corp. (b)	5,739	140,950
Molina Healthcare, Inc. (a) (b)	8,197	317,224
MWI Veterinary Supply, Inc. (b)	5,393	215,720
National Healthcare Corp. (a)	3,588	185,500
Nighthawk Radiology Holdings, Inc. (a) (b)	13,278	279,502
Odyssey Healthcare, Inc. (b)	25,972	287,250
Owens & Minor, Inc.	24,307	1,031,346
PharMerica Corp. (a) (b)	16,146	224,107
Providence Service Corp. (a) (b)	9,010	253,541
PSS World Medical, Inc. (b)	42,327	828,339
Psychiatric Solutions, Inc. (b)	37,105	1,205,913
Radiation Therapy Services, Inc. (a) (b)	8,837	273,152
RehabCare Group, Inc. (b)	10,778	243,152
Res-Care, Inc. (b)	14,684	369,449
Skilled Healthcare Group, Inc. (b)	14,177	207,410
Sun Healthcare Group, Inc. (b)	26,563	456,087
Sunrise Senior Living, Inc. (a) (b)	28,803	883,676

		21,813,558

Health Care Technology—0.4%
Allscripts Heathcare Solutions, Inc. (a) (b)	33,557	651,677
Computer Programs & Systems, Inc. (a)	5,856	133,165
Eclipsys Corp. (b)	29,942	757,832
Omnicell, Inc. (b)	20,699	557,424
Phase Forward, Inc. (b)	25,352	551,406
The TriZetto Group, Inc. (b)	28,410	493,482
Vital Images, Inc. (a) (b)	10,111	182,706

		3,327,692

*See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2007

Common Stock—(Continued)

Security Description	Shares	Value*

Hotels, Restaurants & Leisure—2.7%
AFC Enterprises, Inc. (b)	19,632	$222,234
Ambassadors Group, Inc. (a)	11,473	210,071
Ambassadors Intenational, Inc. (a)	6,497	94,726
Ameristar Casinos, Inc.	16,928	466,197
Bally Technologies, Inc. (a) (b)	32,474	1,614,607
BJ’s Restaurants, Inc. (a) (b)	10,206	165,950
Bluegreen Corp. (a) (b)	14,301	102,824
Bob Evans Farms, Inc.	23,317	627,927
Buffalo Wild Wings, Inc. (a) (b)	11,369	263,988
California Pizza Kitchen, Inc. (a) (b)	16,897	263,086
CBRL Group, Inc.	14,976	485,073
CEC Entertainment, Inc. (b)	19,645	509,984
Chipotle Mexican Grill, Inc. (a) (b)	20,951	2,578,021
Churchill Downs, Inc.	5,549	299,480
CKE Restaurants, Inc. (a)	41,454	547,193
Denny’s Corp. (b)	67,630	253,613
Domino’s Pizza, Inc. (a) (b)	26,291	347,830
Gaylord Entertainment Co. (a) (b)	26,984	1,092,042
Great Wolf Resorts, Inc. (a) (b)	18,410	180,602
IHOP Corp. (a)	10,820	395,796
Isle of Capri Casinos, Inc. (a) (b)	8,638	118,945
Jack in the Box, Inc. (b)	41,664	1,073,681
Jamba, Inc. (a) (b)	32,282	119,443
Krispy Kreme Doughnuts, Inc. (a) (b)	38,377	121,271
Landry’s Restaurants, Inc. (a)	8,548	168,396
Life Time Fitness, Inc. (a) (b)	19,048	946,305
Lodgian, Inc. (b)	12,497	140,716
Marcus Corp. (a)	11,284	174,338
McCormick & Schmick’s Seafood Restaurants, Inc. (b)	8,788	104,841
Monarch Casino & Resort, Inc. (a) (b)	6,371	153,414
Morgans Hotel Group Co. (b)	13,254	255,537
MTR Gaming Group, Inc. (a) (b)	13,571	92,147
Multimedia Games, Inc. (a) (b)	17,111	142,706
O’Charleys, Inc. (a)	16,600	248,668
P.F. Chang’s China Bistro, Inc. (a) (b)	16,111	367,975
Papa John’s International, Inc. (b)	13,676	310,445
Peet’s Coffee & Tea, Inc. (a) (b)	8,820	256,397
Pinnacle Entertainment, Inc. (b)	36,031	848,890
Premier Exhibitions, Inc. (a) (b)	18,145	198,506
Red Robin Gourmet Burgers, Inc. (b)	9,999	319,868
Riviera Holdings Corp. (a) (b)	6,475	199,430
Ruby Tuesday, Inc. (a)	35,010	341,348
Ruth’s Chris Steak House, Inc. (a) (b)	10,533	94,165
Shuffle Master, Inc. (a) (b)	20,839	249,860
Six Flags, Inc. (a) (b)	53,836	109,287
Sonic Corp. (a) (b)	41,985	919,471
Speedway Motorsports, Inc.	8,883	276,084
Texas Roadhouse, Inc. (a) (b)	31,607	349,573
The Steak N Shake Co. (a) (b)	15,973	174,106
Town Sports International Holdings, Inc. (a) (b)	10,287	98,344
Triarc Cos., Inc. (a)	38,211	334,728
Trump Entertainment Resorts, Inc. (a) (b)	17,059	73,354
Vail Resorts, Inc. (a) (b)	21,308	1,146,583
WMS Industries, Inc. (a) (b)	23,739	869,797

		22,119,863

Security Description	Shares	Value*

Household Durables—1.1%
American Greetings Corp. (Class A)	32,419	$658,106
Avatar Holding, Inc. (a) (b)	3,358	140,432
Beazer Homes USA, Inc. (a)	23,725	176,277
Blyth, Inc.	18,566	407,338
Brookfield Homes Corp. (a)	8,314	131,361
Champion Enterprises, Inc. (a) (b)	51,174	482,059
CSS Industries, Inc. (a)	4,704	172,637
Ethan Allen Interiors, Inc. (a)	17,544	500,004
Furniture Brands International, Inc. (a)	29,013	291,871
Helen of Troy, Ltd. (b)	18,491	316,936
Hooker Furniture Corp. (a)	7,384	148,418
Hovnanian Enterprises, Inc. (Class A) (a) (b)	22,223	159,339
iRobot Corp. (a) (b)	12,683	229,309
Kimball International, Inc. (Class B) (a)	17,331	237,435
La-Z-Boy, Inc. (a)	32,284	256,012
Libbey, Inc.	9,115	144,382
M/I Schottenstein Homes, Inc. (a)	14,145	148,522
Meritage Homes Corp. (a) (b)	14,229	207,316
National Presto Industries, Inc.	2,609	137,390
Russ Berrie & Co., Inc. (a)	10,539	172,418
Sealy Corp. (a)	27,397	306,572
Standard-Pacific Corp. (a)	39,264	131,534
Syntax-Brillian Corp. (a) (b)	36,580	112,666
Tempur-Pedic International, Inc. (a)	53,514	1,389,759
Tupperware Corp.	37,995	1,254,975
Universal Electronics, Inc. (b)	10,896	364,362
WCI Communities, Inc. (a) (b)	20,664	78,110

		8,755,540

Household Products—0.1%
Central Garden and Pet Co. (a) (b)	43,733	234,409
Spectrum Brands, Inc. (a) (b)	34,225	182,419
WD-40 Co.	10,145	385,206

		802,034

Independent Power Producers & Energy Traders—0.1%
Ormat Technologies, Inc. (a)	8,116	446,461

Industrial Conglomerates—0.2%
Raven Industries, Inc. (a)	9,918	380,752
Standex International Corp.	6,527	113,896
Tredegar Industries, Inc. (a)	22,277	358,214
Walter Industries, Inc.	33,396	1,199,919

		2,052,781

Insurance—3.5%
Alfa Corp.	17,983	389,692
American Equity Investment Life Holding Co. (a)	36,575	303,207
American Physicians Capital, Inc.	6,414	265,924
Amerisafe, Inc. (b)	11,822	183,359
Amtrust Financial Services, Inc. (a)	15,935	219,425
Argo Group International Holdings, Ltd.	16,949	714,061
Aspen Insurance Holdings, Ltd.	57,655	1,662,770
Assured Guaranty, Ltd.	48,852	1,296,532
Citizens, Inc. (a) (b)	22,172	122,611

*See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2007

Common Stock—(Continued)

Security Description	Shares	Value*

Insurance—(Continued)
CNA Surety Corp. (a) (b)	9,923	$196,376
Commerce Group, Inc.	33,605	1,209,108
Delphi Financial Group, Inc.	25,658	905,214
eHealth, Inc. (b)	8,024	257,651
Employers Holdings, Inc.	33,650	562,292
Enstar Group, Ltd. (a) (b)	4,274	523,223
FBL Financial Group, Inc.	8,813	304,313
First Mercury Financial Corp. (b)	6,912	168,653
FPIC Insurance Group, Inc. (a) (b)	5,920	254,442
Harleysville Group, Inc.	9,700	343,186
Hilb, Rogal & Hamilton Co.	21,750	882,398
Horace Mann Educators Corp.	26,595	503,709
Infinity Property & Casualty Corp.	13,290	480,168
IPC Holdings, Ltd.	38,356	1,107,338
Landamerica Financial Group, Inc. (a)	11,411	381,698
Max Capital Group, Ltd.	36,394	1,018,668
Meadowbrook Insurance Group, Inc. (b)	19,234	180,992
Midland Co.	6,919	447,590
Montpelier Re Holdings, Ltd.	67,329	1,145,266
National Financial Partners Corp. (a)	22,215	1,013,226
National Western Life Insurance Co.	1,512	313,543
NYMAGIC, Inc.	4,986	115,326
Odyssey Re Holdings Corp.	17,162	630,017
Phoenix Cos., Inc.	69,794	828,455
Platinum Underwriters Holdings, Ltd.	39,512	1,405,047
PMA Capital Corp. (b)	17,258	141,861
Presidential Life Corp.	15,310	268,078
ProAssurance Corp. (b)	23,170	1,272,496
RAM Holdings, Ltd. (a) (b)	11,524	56,929
RLI Corp.	12,921	733,784
Safety Insurance Group, Inc.	10,092	369,569
Scottish Re Group, Ltd. (b)	42,773	31,010
SeaBright Insurance Holdings, Inc. (b)	12,481	188,213
Security Capital Assurance, Ltd. (a)	14,591	56,759
Selective Insurance Group, Inc.	35,452	815,041
State Auto Financial Corp.	9,434	248,114
Stewart Information Services Corp.	11,597	302,566
The Navigators Group, Inc. (b)	8,311	540,215
Tower Group, Inc.	12,792	427,253
United America Indemity, Ltd. (b)	15,178	302,346
United Fire & Casualty Co.	14,209	413,340
Universal American Financial Corp. (b)	28,541	730,364
Validus Holdings, Ltd. (b)	4,797	124,626
Zenith National Insurance Corp.	23,688	1,059,564

		28,417,608

Internet & Catalog Retail—0.7%
Blue Nile, Inc. (a) (b)	7,985	543,459
FTD Group, Inc.	11,480	147,862
Gaiam, Inc. (a) (b)	9,847	292,259
GSI Commerce, Inc. (b)	12,450	242,775
Netflix, Inc. (a) (b)	29,185	776,905
Orbitz Worldwide, Inc. (b)	20,423	173,595
Overstock.com, Inc. (a) (b)	10,438	162,102
PetMed Express, Inc. (a) (b)	11,525	139,453
Priceline.com, Inc. (a) (b)	24,176	2,776,855

Security Description	Shares	Value*

Internet & Catalog Retail—(Continued)
Shutterfly, Inc. (b)	9,219	$236,191
Stamps.com, Inc. (a) (b)	10,227	124,565
ValueVision Media, Inc. (a) (b)	21,714	136,581

		5,752,602

Internet Software & Services—2.5%
Ariba, Inc. (a) (b)	51,204	570,925
Art Technology Group, Inc. (a) (b)	76,761	331,608
Asiainfo Holdings, Inc. (a) (b)	20,202	222,222
Bankrate, Inc. (a) (b)	7,602	365,580
Chordiant Software, Inc. (b)	17,666	151,044
CMGI, Inc. (b)	29,234	382,673
CNET Networks, Inc. (a) (b)	92,673	847,031
DealerTrack Holdings, Inc. (b)	20,263	678,203
Digital River, Inc. (a) (b)	24,214	800,757
DivX, Inc. (b)	14,635	204,890
EarthLink, Inc. (a) (b)	77,790	549,975
Equinix, Inc. (a) (b)	21,465	2,169,468
Greenfield Online, Inc. (b)	13,708	200,274
iBasis, Inc. (a) (b)	20,983	107,643
Imergent, Inc. (a)	7,829	82,909
InfoSpace, Inc. (a) (b)	18,952	356,298
Internap Network Services Corp. (a) (b)	30,035	250,192
Internet Capital Group, Inc. (a) (b)	29,139	342,092
Interwoven, Inc. (b)	24,116	342,929
iPass, Inc. (a) (b)	32,314	131,195
j2 Global Communications, Inc. (b)	29,625	627,161
Keynote Systems, Inc. (b)	10,145	142,537
LivePerson, Inc. (b)	23,764	126,900
LoopNet, Inc. (a) (b)	16,690	234,494
Marchex, Inc. (a)	16,789	182,329
Mercadolibre, Inc. (b)	9,665	714,050
NIC, Inc. (a) (b)	24,542	207,134
Omniture, Inc. (b)	19,205	639,334
On2 Technologies, Inc. (a) (b)	111,400	113,628
Online Resources Corp. (a) (b)	13,918	165,903
Openwave Systems, Inc. (a) (b)	55,156	143,406
Perficient, Inc. (b)	18,068	284,390
RealNetworks, Inc. (a) (b)	66,317	403,871
S1 Corp. (b)	34,158	249,353
SAVVIS, Inc. (a) (b)	16,648	464,646
Sohu.com, Inc. (a) (b)	16,791	915,445
SonicWall, Inc. (b)	35,830	384,098
Terremark Worldwide, Inc. (a) (b)	29,552	192,088
The Knot, Inc. (a) (b)	17,057	271,889
TheStreet.com, Inc. (a)	13,342	212,405
United Online, Inc.	40,507	478,793
ValueClick, Inc. (b)	69,016	1,511,450
Vignette Corp. (b)	18,591	271,614
VistaPrint, Ltd. (a) (b)	26,050	1,116,242
Visual Sciences, Inc. (b)	11,535	213,167
Vocus, Inc. (b)	8,193	282,904
Websense, Inc. (b)	26,527	450,428

		20,087,567

*See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2007

Common Stock—(Continued)

Security Description	Shares	Value*

IT Services—1.7%
BearingPoint, Inc. (a) (b)	121,992	$345,237
CACI International, Inc. (Class A) (b)	18,545	830,260
Ciber, Inc. (b)	32,578	199,052
CSG Systems International, Inc. (b)	30,519	449,240
Cybersource Corp. (a) (b)	37,634	668,756
Euronet Worldwide, Inc. (a) (b)	27,740	832,200
ExlService Holdings, Inc. (a) (b)	14,049	324,251
Forrester Research, Inc. (b)	8,982	251,676
Gartner, Inc. (Class A) (b)	41,669	731,708
Gevity HR, Inc. (a)	14,918	114,719
Global Cash Access, Inc. (a) (b)	27,053	163,941
Heartland Payment Systems, Inc. (a)	10,165	272,422
Information Services Group, Inc. (b)	19,555	133,952
InfoUSA, Inc.	24,161	215,758
Integral Systems, Inc. (a)	6,666	155,051
Lionbridge Technologies, Inc. (a) (b)	44,502	157,982
Mantech International Corp. (b)	12,046	527,856
MAXIMUS, Inc. (a)	14,829	572,548
MPS Group, Inc. (b)	63,807	698,048
Ness Technologies, Inc. (a) (b)	20,490	189,123
Perot Systems Corp. (Class A) (b)	52,731	711,868
RightNow Technologies, Inc. (b)	10,146	160,814
Safeguard Scientifics, Inc. (a) (b)	66,647	119,965
SAIC, Inc. (a) (b)	99,730	2,006,568
Sapient Corp. (b)	48,288	425,417
SI International, Inc. (b)	9,254	254,207
SRA International, Inc. (b)	24,074	708,979
Sykes Enterprises, Inc. (b)	20,294	365,292
Syntel, Inc. (a)	7,885	303,730
TNS, Inc. (b)	13,033	231,336
Wright Express Corp. (b)	24,854	882,068

		14,004,024

Leisure Equipment & Products—0.4%
Arctic Cat, Inc. (a)	8,298	99,078
Callaway Golf Co.	48,207	840,248
JAKKS Pacific, Inc. (a) (b)	16,889	398,749
Leapfrog Enterprises, Inc. (b)	17,489	117,701
MarineMax, Inc. (a) (b)	9,671	149,901
Nautilus Group, Inc. (a)	20,664	100,220
Polaris Industries, Inc. (a)	21,479	1,026,052
RC2 Corp. (b)	14,177	397,948
Smith & Wesson Holding Corp. (a) (b)	16,594	101,224
Steinway Musical Instruments, Inc. (b)	4,118	113,533
Sturm Ruger & Co., Inc. (a) (b)	14,288	118,305

		3,462,959

Life Sciences Tools & Services —1.6%
Affymetrix, Inc. (a) (b)	42,415	981,483
Albany Molecular Research, Inc. (b)	13,735	197,509
AMAG Pharmaceuticals, Inc. (b)	9,916	596,249
Bio-Rad Laboratories, Inc. (b)	10,911	1,130,598
Bruker Biosciences Corp. (b)	40,189	534,514
Cambrex Corp.	14,910	124,946
Dionex Corp. (b)	12,610	1,044,865
Enzo Biochem, Inc. (a) (b)	17,301	220,415

Security Description	Shares	Value*

Life Sciences Tools & Services—(Continued)
eResearch Technology, Inc. (a) (b)	26,533	$313,620
Exelixis, Inc. (b)	61,683	532,324
Illumina, Inc. (a) (b)	36,156	2,142,605
Kendle International, Inc. (b)	7,432	363,573
Luminex Corp. (a) (b)	21,359	346,870
Medivation, Inc. (a)	13,412	193,133
Nektar Therapeutics (a) (b)	54,733	367,258
Parexel International Corp. (b)	17,516	846,023
Pharmanet Development Group, Inc. (b)	11,199	439,113
Varian, Inc. (b)	19,748	1,289,544
Ventana Medical Systems, Inc. (b)	18,644	1,626,316

		13,290,958

Machinery—3.0%
3D Systems Corp. (a) (b)	11,338	175,059
Accuride Corp. (b)	12,273	96,466
Actuant Corp. (a)	34,670	1,179,127
Albany International Corp. (Class A) (a)	17,773	659,378
American Railcar Industries, Inc. (a)	5,293	101,890
AMPCO Pittsburgh Corp.	4,198	160,070
Astec Industries, Inc. (b)	11,497	427,573
ASV, Inc. (a) (b)	11,690	161,907
Badger Meter, Inc. (a)	9,649	433,723
Barnes Group, Inc.	27,847	929,811
Blount International, Inc. (b)	20,226	248,982
Briggs & Stratton Corp. (a)	28,901	654,897
Bucyrus International, Inc.	24,253	2,410,506
Cascade Corp. (a)	8,261	383,806
Chart Industries, Inc. (b)	8,169	252,422
Circor International, Inc.	9,447	437,963
CLARCOR, Inc.	31,113	1,181,361
Columbus McKinnon Corp. (b)	11,301	368,639
Commercial Vehicle Group, Inc. (b)	11,473	166,358
Dynamic Materials Corp. (a)	7,259	427,555
Enpro Industries, Inc. (b)	12,182	373,378
ESCO Technologies, Inc. (a) (b)	16,183	646,349
Federal Signal Corp. (a)	27,166	304,803
Flow International Corp. (b)	23,138	215,646
Force Protection, Inc. (a) (b)	41,101	192,353
FreightCar America, Inc. (a)	7,047	246,645
Gehl Co. (a) (b)	5,715	91,669
Gorman-Rupp Co. (a)	9,576	298,771
Hardinge, Inc.	6,954	116,688
Hurco Cos., Inc.	3,576	156,092
Kadant, Inc. (b)	8,363	248,130
Kaydon Corp. (a)	17,350	946,269
LB Foster Co. (a) (b)	6,186	320,002
Lindsay Manufacturing Co. (a)	6,983	493,628
Miller Industries, Inc. (b)	9,123	124,894
Mueller Industries, Inc.	22,661	656,942
Mueller Water Products, Inc. (a)	69,188	658,670
NACCO Industries, Inc.	3,492	348,117
Nordson Corp.	20,342	1,179,022
RBC Bearings, Inc. (b)	12,744	553,854
Robbins & Myers, Inc.	8,450	639,073
Sun Hydraulics Corp.	7,039	177,594

*See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2007

Common Stock—(Continued)

Security Description	Shares	Value*

Machinery—(Continued)
Tennant Co.	10,316	$456,896
The Greenbrier Cos., Inc. (a)	9,593	213,540
The Middleby Corp. (a)	8,794	673,796
Titan International, Inc. (a)	14,345	448,425
Turbochef Technologies, Inc. (a) (b)	11,797	194,650
Twin Disc, Inc.	2,881	203,888
Valmont Industries, Inc. (a)	11,905	1,060,974
Wabash National Corp. (a)	17,632	135,590
Wabtec Corp.	33,052	1,138,311
Watts Industries, Inc. (a)	19,051	567,720

		24,939,872

Marine—0.3%
American Commercial Lines, Inc. (a) (b)	36,170	587,401
Eagle Bulk Shipping, Inc. (a)	27,758	736,975
Genco Shipping & Trading, Ltd. (a)	10,777	590,148
Horizon Lines, Inc. (a)	20,292	378,243
Ultrapetrol Bahamas, Ltd. (a) (b)	16,410	279,134

		2,571,901

Media—1.7%
Arbitron, Inc. (a)	18,068	751,087
Belo Corp. (Class A)	51,102	891,219
Carmike Cinemas, Inc. (a)	6,657	48,330
Charter Communications, Inc. (a) (b)	245,494	287,228
Cinemark Holdings, Inc. (a)	17,343	294,831
Citadel Broadcasting Corp. (a)	117,847	242,765
CKX, Inc. (a) (b)	27,632	331,584
Courier Corp.	5,405	178,419
Cox Radio, Inc. (Class A) (a) (b)	24,285	295,063
Cumulus Media, Inc. (a) (b)	29,033	233,425
DG FastChannel, Inc. (b)	8,430	216,145
Emmis Communications Corp. (Class A) (a) (b)	17,821	68,611
Entercom Communications Corp. (a)	18,287	250,349
Entravision Communications Corp. (Class A) (b)	38,327	300,100
Fisher Communications, Inc. (b)	3,926	149,031
GateHouse Media, Inc. (a)	13,401	117,661
Gemstar-TV Guide International, Inc. (a) (b)	147,815	703,599
Global Sources, Ltd. (a) (b)	10,947	308,930
Gray Television, Inc. (a)	22,092	177,178
Harris Interactive, Inc. (b)	29,643	126,279
Interactive Data Corp.	23,903	789,038
Journal Communications, Inc.	28,263	252,671
Knology, Inc. (a) (b)	16,245	207,611
Lee Enterprises, Inc. (a)	28,447	416,749
LIN TV Corp. (a) (b)	16,477	200,525
Live Nation, Inc. (a) (b)	39,075	567,369
LodgeNet Entertainment Corp. (a) (b)	12,212	212,977
Martha Stewart Living Omnimedia, Inc. (a) (b)	17,104	158,554
Marvel Entertainment, Inc. (a) (b)	32,800	876,088
Media General, Inc. (a)	12,942	275,018
Mediacom Communications Corp. (a) (b)	34,201	156,983
Morningstar, Inc. (a) (b)	7,761	603,418
National CineMedia, Inc.	24,826	625,863
Playboy Enterprises, Inc. (Class B) (a) (b)	13,665	124,625
Primedia, Inc. (a) (b)	26,996	229,466

Security Description	Shares	Value*

Media—(Continued)
Radio One, Inc. (Class D) (b)	43,485	$103,059
RCN Corp. (a) (b)	18,924	295,025
Scholastic Corp. (a) (b)	20,130	702,336
Sinclair Broadcast Group, Inc. (a)	27,921	229,231
Sun Times Media Croup, Inc. (a) (b)	41,861	92,094
TiVo, Inc. (a) (b)	61,206	510,458
Valassis Communications, Inc. (a) (b)	28,156	329,144
Westwood One, Inc. (a) (b)	73,299	145,865
World Wrestling Entertainment, Inc.	13,534	199,762

		14,275,763

Metals & Mining—1.6%
A.M. Castle & Co.	8,171	222,169
AMCOL International Corp. (a)	15,760	567,833
Apex Silver Mines, Ltd. (b)	35,539	541,614
Brush Engineered Material, Inc. (a) (b)	12,873	476,558
Century Aluminum Co. (b)	17,432	940,282
Coeur D’Alene Mines Corp. (a)	268,852	1,328,129
Compass Minerals International, Inc. (a)	21,163	867,683
Esmark, Inc. (a) (b)	6,594	93,173
General Moly, Inc. (a) (b)	30,689	358,141
Haynes International, Inc. (b)	7,082	492,199
Hecla Mining Co. (a) (b)	72,011	673,303
Kaiser Aluminum Corp.	9,158	727,878
Metal Management, Inc.	16,920	770,368
Olympic Steel, Inc.	5,096	161,594
Quanex Corp. (a)	22,520	1,168,788
Royal Gold, Inc. (a)	14,314	436,863
RTI International Metals, Inc. (b)	14,086	970,948
Schnitzer Steel Industries, Inc.	13,177	910,926
Stillwater Mining Co. (a) (b)	29,045	280,575
U.S. Gold Corp. (b)	29,552	87,474
Universal Stainless & Alloy (b)	4,250	151,172
Worthington Industries, Inc. (a)	43,979	786,345

		13,014,015

Multi-Utilities—0.6%
Aquila, Inc. (b)	224,670	838,019
Avista Corp.	30,935	666,340
Black Hills Corp. (a)	22,635	998,204
CH Energy Group, Inc. (a)	9,850	438,719
NorthWestern Corp.	21,562	636,079
PNM Resources, Inc.	50,750	1,088,587

		4,665,948

Multiline Retail—0.1%
99 Cents Only Stores (a) (b)	27,759	220,962
Fred’s, Inc. (a)	22,728	218,871
Retail Ventures, Inc. (a) (b)	17,215	87,624
The Bon-Ton Stores, Inc. (a)	6,370	60,451
Tuesday Morning Corp. (a)	18,418	93,379

		681,287

Mutual Funds—2.1%
iShares Russell 2000 Index Fund (a)	223,800	16,990,896

*See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2007

Common Stock—(Continued)

Security Description	Shares	Value*

Oil, Gas & Consumable Fuels—3.8%
Alon USA Energy, Inc. (a)	8,071	$219,370
Alpha Natural Resources, Inc. (a) (b)	39,880	1,295,302
Arena Resources, Inc. (b)	18,278	762,375
Arlington Tankers, Ltd. (a)	8,166	180,714
Atlas America, Inc.	13,915	823,490
ATP Oil & Gas Corp. (b)	13,166	665,410
Aventine Renewable Energy Holdings, Inc. (a) (b)	16,611	211,956
Berry Petroleum Co. (a)	23,954	1,064,755
Bill Barrett Corp. (a) (b)	18,955	793,646
Bois d’Arc Energy, Inc. (a) (b)	10,923	216,821
BPZ Energy, Inc. (a) (b)	29,482	329,609
Brigham Exploration Co. (b)	27,172	204,333
Callon Petroleum Co. (b)	10,848	178,450
Carrizo Oil & Gas, Inc. (b)	14,570	797,707
Comstock Resources, Inc. (b)	26,648	906,032
Concho Resources, Inc. (b)	6,996	144,188
Contango Oil & Gas Co. (b)	8,216	418,112
Crosstex Energy, Inc. (a)	22,126	823,972
CVR Energy, Inc. (b)	9,700	241,918
Delek U.S. Holdings, Inc.	7,579	153,323
Delta Petroleum Corp. (a) (b)	39,218	739,259
Double Hull Tankers, Inc. (a)	13,136	160,785
Edge Petroleum Corp. (b)	17,960	106,503
Encore Aquisition Co. (b)	33,227	1,108,785
Energy Partners, Ltd. (b)	21,596	255,049
Evergreen Energy, Inc. (a) (b)	49,607	110,624
EXCO Resources, Inc. (b)	37,568	581,553
FX Energy, Inc. (a) (b)	22,765	129,305
General Maritime Corp. (a)	17,335	423,841
GMX Resources, Inc. (a) (b)	6,752	217,954
Golar LNG, Ltd. (a)	21,224	469,475
Goodrich Petroleum Corp. (a) (b)	8,943	202,291
Gulfport Energy Corp. (a) (b)	12,572	229,565
Harvest Natural Resources, Inc. (a) (b)	22,532	281,650
International Coal Group, Inc. (a) (b)	80,605	432,043
Kayne Anderson Energy Development Co.	6,396	146,532
Knightbridge Tankers, Ltd. (a)	10,435	252,005
Mariner Energy, Inc. (b)	52,599	1,203,465
Markwest Hydrocarbon, Inc.	3,821	239,386
McMoran Exploration Co. (a) (b)	17,241	225,685
Meridian Resource Corp. (a) (b)	42,979	77,792
NGP Capital Resources Co. (a)	10,468	163,615
Nordic American Tanker Shipping (a)	17,812	584,590
Oilsands Quest, Inc. (a) (b)	69,900	285,192
Pacific Ethanol, Inc. (a) (b)	22,411	183,994
Parallel Petroleum Corp. (a) (b)	22,143	390,381
Penn Virginia Corp.	22,558	984,205
PetroHawk Energy Corp. (a) (b)	109,569	1,896,639
Petroleum Development Corp. (a) (b)	8,492	502,132
PetroQuest Energy, Inc. (a) (b)	28,823	412,169
Rentech, Inc. (a) (b)	133,219	241,126
Rosetta Resources, Inc. (b)	32,454	643,563
Ship Finance International, Ltd. (a)	19,039	527,571
Stone Energy Corp. (b)	16,789	787,572
Swift Energy Co. (b)	17,689	778,847
Toreador Resources Corp. (a) (b)	10,538	73,661
TXCO Resources, Inc. (a) (b)	20,226	243,925

Security Description	Shares	Value*

Oil, Gas & Consumable Fuels—(Continued)
Uranium Resources, Inc. (a) (b)	32,142	$401,132
USEC, Inc. (a) (b)	63,645	572,805
Vaalco Energy, Inc. (a) (b)	34,324	159,607
Venoco, Inc. (a) (b)	8,154	162,509
VeraSun Energy Corp. (a) (b)	20,803	317,870
Warren Resources, Inc. (b)	34,497	487,443
Whiting Petroleum Corp. (b)	25,051	1,444,441
World Fuel Services Corp.	17,110	496,703

		30,766,722

Paper & Forest Products—0.3%
AbitibiBowater, Inc. (a)	31,843	656,284
Buckeye Technologies, Inc. (b)	26,263	328,287
Deltic Timber Corp.	6,297	324,233
Glatfelter	26,773	409,895
Mercer International, Inc. (a) (b)	19,123	149,733
Neenah Paper, Inc. (a)	10,748	313,304
Schweitzer-Mauduit International, Inc.	12,493	323,694
Wausau-Mosinee Paper Corp.	26,829	241,193

		2,746,623

Personal Products—0.3%
American Oriental Bioengineering, Inc. (b)	31,524	349,286
Chattem, Inc. (b)	11,061	835,548
Elizabeth Arden, Inc. (b)	14,516	295,400
Mannatech, Inc. (a)	21,927	138,579
NU Skin Enterprises, Inc.	33,522	550,766
Prestige Brands Holdings, Inc. (a) (b)	23,318	174,419
Revlon, Inc. (a) (b)	120,243	141,887
USANA Health Sciences, Inc. (a) (b)	5,737	212,728

		2,698,613

Pharmaceuticals—1.7%
Adams Respiratory Therapeutics, Inc. (a) (b)	21,574	1,288,831
Akorn, Inc. (a) (b)	33,037	242,492
Alpharma, Inc. (b)	27,114	546,347
Auxilium Pharmaceuticals, Inc. (a) (b)	20,238	606,938
Beijing Med-Pharm Corp. (a) (b)	17,491	192,051
Bentley Pharmaceuticals, Inc. (b)	12,414	187,327
Bradley Pharmaceuticals, Inc. (a) (b)	8,703	171,449
Cypress Biosciences, Inc. (b)	22,201	244,877
Discovery Laboratories, Inc. (a) (b)	54,214	116,560
Durect Corp., Inc. (a) (b)	41,647	267,790
Javelin Pharmaceuticals, Inc. (a) (b)	27,296	102,087
KV Pharmaceutical Co. (a) (b)	25,617	731,109
Medicis Pharmaceutical Corp. (a) (b)	33,392	867,190
MGI Pharma, Inc. (b)	48,053	1,947,588
Nastech Pharmaceutical, Inc. (a) (b)	17,753	67,461
Noven Pharmaceuticals, Inc. (a) (b)	17,432	241,956
Pain Therapeutics, Inc. (a) (b)	19,603	207,792
Par Pharmaceutical Companies, Inc. (a) (b)	19,985	479,640
Penwest Pharmaceuticals Co. (a) (b)	14,685	85,907
Perrigo Co.	48,543	1,699,491
Pozen, Inc. (a) (b)	15,141	181,692
Salix Pharmaceuticals, Ltd. (a) (b)	27,105	213,587

*See accompanying notes to financial statements.

MSF-17

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2007

Common Stock—(Continued)

Security Description	Shares	Value*

Pharmaceuticals—(Continued)
Santarus, Inc. (a) (b)	43,882	$120,676
Sciele Pharma, Inc. (b)	21,586	441,434
Supergen, Inc. (a) (b)	30,336	110,726
The Medicines Co. (a) (b)	30,908	592,197
Valeant Pharmaceuticals International, Inc.	57,024	682,577
ViroPharma, Inc. (a) (b)	44,265	351,464
Vivus, Inc. (b)	37,397	193,717
Xenoport, Inc. (a) (b)	12,803	715,432

		13,898,385

Real Estate Investment Trusts—5.5%
Acadia Realty Trust	18,744	480,034
Agree Realty Corp. (a)	4,326	130,213
Alesco Financial, Inc. (a)	34,321	112,573
Alexander’s, Inc. (a) (b)	1,300	459,225
Alexandria Real Estate Equities, Inc.	18,979	1,929,595
American Campus Communities, Inc.	15,926	427,613
American Financial Realty Trust	77,553	621,975
American Home Mortgage Investment Corp. (a) (c)	22,105	376
Anthracite Capital, Inc. (a)	39,169	283,584
Anworth Mortgage Asset Corp.	27,885	230,330
Arbor Realty Trust, Inc. (a)	7,348	118,376
Ashford Hospitality Trust, Inc.	64,189	461,519
Associated Estates Realty Corp.	10,121	95,542
BioMed Realty Trust, Inc.	42,940	994,920
Capital Lease Funding, Inc. (a)	26,965	227,045
Capital Trust, Inc. (a)	7,775	238,304
CBRE Realty Finance, Inc. (a)	29,225	156,062
Cedar Shopping Centers, Inc.	28,436	290,900
Chimera Investment Corp.	16,100	287,868
Corporate Office Properties Trust	23,558	742,077
Cousins Properties, Inc. (a)	24,120	533,052
Crystal River Capital, Inc. (a)	15,330	221,365
DCT Industrial Realty Trust, Inc.	105,805	985,045
Deerfield Capital Corp. (a)	33,570	268,560
Diamondrock Hospitality Co.	57,049	854,594
Digital Realty Trust, Inc.	35,419	1,359,027
DuPont Fabros Technology, Inc.	16,900	331,240
EastGroup Properties, Inc.	13,883	581,004
Education Realty Trust, Inc.	15,360	172,646
Entertainment Properties Trust	16,641	782,127
Equity Lifestyle Properties, Inc.	12,948	591,335
Equity One, Inc. (a)	24,905	573,562
Extra Space Storage, Inc.	37,255	532,374
FelCor Lodging Trust, Inc.	36,854	574,554
First Industrial Realty Trust, Inc. (a)	27,374	947,140
First Potomac Realty Trust	16,284	281,550
Franklin Street Properties Corp. (a)	36,824	544,995
Friedman Billings Ramsey Group, Inc. (a)	98,047	307,868
Getty Realty Corp.	9,654	257,569
Glimcher Realty Trust (a)	22,979	328,370
GMH Communities Trust (a)	20,937	115,572
Gramercy Capital Corp. (a)	13,048	317,197
Healthcare Realty Trust, Inc. (a)	30,414	772,211
Hersha Hospitality Trust	25,342	240,749
Highwoods Properties, Inc.	40,416	1,187,422
Home Properties of New York, Inc.	20,060	899,691

Security Description	Shares	Value*

Real Estate Investment Trusts—(Continued)
IMPAC Mortage Holdings, Inc. (a) (b)	80,057	$44,832
Inland Real Estate Corp. (a)	36,358	514,829
Investors Real Estate Trust	26,423	237,014
JER Investors Trust, Inc. (a)	13,786	148,475
Kite Realty Group Trust	14,565	222,408
LaSalle Hotel Properties	24,950	795,905
Lexington Corporate Properties Trust	43,043	625,845
LTC Properties, Inc.	15,049	376,977
Luminent Mortgage Capital, Inc. (a) (b)	101,272	78,992
Maguire Properties, Inc. (a)	22,799	671,887
Medical Properties Trust, Inc. (a)	30,496	310,754
MFA Mortgage Investment, Inc.	60,506	559,681
Mid-America Apartment Communities, Inc.	15,879	678,827
Mission West Properties	12,528	119,141
National Health Investors, Inc. (a)	13,381	373,330
National Retail Properties, Inc.	42,663	997,461
Nationwide Health Properties, Inc.	58,078	1,821,907
Newcastle Investment Corp. (a)	25,148	325,918
NorthStar Realty Finance Corp. (a)	35,021	312,387
Omega Healthcare Investors, Inc.	40,810	655,000
Parkway Properties, Inc. (a)	9,472	350,275
Pennsylvania Real Estate Investment Trust	19,441	577,009
Post Properties, Inc. (a)	26,881	944,061
Potlatch Corp.	23,039	1,023,853
PS Business Parks, Inc.	9,502	499,330
RAIT Investment Trust (a)	39,676	342,007
Ramco-Gershenson Property Trust	11,167	238,639
Realty Income Corp. (a)	65,128	1,759,759
Redwood Trust, Inc. (a)	11,590	396,842
Resource Capital Corp. (a)	13,847	128,916
Saul Centers, Inc.	7,327	391,482
Senior Housing Properties Trust	50,455	1,144,319
Sovran Self Storage, Inc.	12,354	495,395
Strategic Hotel Capital, Inc.	44,618	746,459
Sun Communities, Inc.	12,799	269,675
Sunstone Hotel Investors, Inc.	37,671	689,003
Tanger Factory Outlet Centers, Inc. (a)	18,763	707,553
U-Store-It Trust	31,251	286,259
Universal Health Realty Income Trust, Inc. (a)	8,355	296,101
Urstadt Biddle Properties, Inc.	12,686	196,633
Washington Real Estate Investment Trust (a)	28,245	887,175
Winthrop Realty Trust	31,903	168,767

		45,260,032

Real Estate Management & Development—0.1%
Consolidated Tomoka Land Co. (a)	3,138	196,690
Hilltop Holdings, Inc. (a) (b)	28,463	310,816
Meruelo Maddux Properties, Inc. (b)	28,654	114,616
Move, Inc. (a) (b)	69,308	169,804
Tejon Ranch Co. (a) (b)	5,919	241,791
Thomas Properties Group, Inc.	14,851	160,094

		1,193,811

Road & Rail—0.5%
Amerco, Inc. (a) (b)	6,294	413,390
Arkansas Best Corp. (a)	15,099	331,272

*See accompanying notes to financial statements.

MSF-18

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2007

Common Stock—(Continued)

Security Description	Shares	Value*

Road & Rail—(Continued)
Celadon Group, Inc. (b)	13,384	$122,598
Dollar Thrifty Automotive Group, Inc. (b)	15,896	376,417
Genesee & Wyoming, Inc. (b)	22,578	545,710
Heartland Express, Inc. (a)	37,668	534,132
Knight Transportation, Inc. (a)	34,955	517,684
Marten Transport, Ltd. (a) (b)	7,808	108,922
Old Dominion Freight Line, Inc. (a) (b)	19,138	442,279
Saia, Inc. (b)	8,130	108,129
Werner Enterprises, Inc. (a)	33,940	577,998

		4,078,531

Semiconductors & Semiconductor Equipment—3.5%
Actel Corp. (b)	13,736	187,634
Advanced Analogic Technologies, Inc. (a) (b)	24,209	273,078
Advanced Energy Industries, Inc. (b)	23,757	310,742
AMIS Holdings, Inc. (b)	40,861	409,427
Amkor Technology, Inc. (a) (b)	64,880	553,426
Anadigics, Inc. (a) (b)	36,036	416,936
Applied Micro Circuits Corp. (b)	42,638	372,656
Asyst Technologies, Inc. (b)	26,557	86,576
Atheros Communications, Inc. (b)	32,346	987,847
ATMI, Inc. (b)	22,055	711,274
Axcelis Technologies, Inc. (b)	55,347	254,596
Brooks Automation, Inc. (b)	47,372	625,784
Cabot Microelectronics Corp. (a) (b)	14,624	525,148
Cirrus Logic, Inc. (b)	52,948	279,565
Cohu, Inc. (a)	16,023	245,152
Conexant Systems, Inc. (a) (b)	293,509	243,612
Credence Systems Corp. (b)	75,148	181,858
Cymer, Inc. (a) (b)	23,064	897,881
Diodes, Inc. (a) (b)	20,159	606,181
DSP Group, Inc. (b)	17,234	210,255
Entegris, Inc. (a) (b)	80,270	692,730
Exar Corp. (a) (b)	26,962	214,887
FEI Co. (a) (b)	23,419	581,494
Formfactor, Inc. (b)	32,888	1,088,593
Genesis Microchip, Inc. (a) (b)	19,110	163,773
Hittite Microwave Corp. (b)	10,071	480,991
IXYS Corp. (a) (b)	21,409	171,700
Kulicke & Soffa Industries, Inc. (a) (b)	32,332	221,798
Lattice Semiconductor Corp. (a) (b)	63,675	206,944
LTX Corp. (a) (b)	33,422	106,282
Mattson Technology, Inc. (b)	29,202	249,969
Micrel, Inc. (a)	45,136	381,399
Microsemi Corp. (a) (b)	44,890	993,865
Microtune, Inc. (a) (b)	32,159	209,998
MIPS Technologies, Inc. (a) (b)	33,240	164,870
MKS Instruments, Inc. (b)	30,616	585,990
Monolithic Power Systems (a) (b)	17,526	376,283
NetLogic Microsystems, Inc. (a) (b)	9,879	318,104
OmniVision Technologies, Inc. (a) (b)	33,553	525,104
ON Semiconductor Corp. (a) (b)	156,175	1,386,834
PDF Solutions, Inc. (a) (b)	13,806	124,392
Pericom Semiconductor Corp. (b)	16,354	305,820
Photronics, Inc. (b)	26,378	328,934
PLX Technology, Inc. (b)	14,095	131,083

Security Description	Shares	Value*

Semiconductors & Semiconductor Equipment—(Continued)
PMC-Sierra, Inc. (a) (b)	129,140	$844,576
RF Micro Devices, Inc. (a) (b)	162,114	925,671
Rudolph Technologies, Inc. (b)	18,029	204,088
Semtech Corp. (b)	42,758	663,604
Sigma Designs, Inc. (a) (b)	16,526	912,235
Silicon Image, Inc. (b)	51,588	233,178
Silicon Storage Technology, Inc. (b)	66,738	199,547
SiRF Technology Holdings, Inc. (a) (b)	30,930	777,271
Skyworks Solutions, Inc. (b)	97,006	824,551
Spansion, Inc. (Class A) (a) (b)	54,773	215,258
Standard Microsystems Corp. (b)	14,611	570,852
Supertex, Inc. (a) (b)	6,854	214,462
Tessera Technologies, Inc. (b)	28,758	1,196,333
Trident Microsystems, Inc. (a) (b)	33,467	219,544
TriQuint Semiconductor, Inc. (b)	86,708	574,874
Ultra Clean Holdings (b)	12,131	147,998
Ultratech Stepper, Inc. (a) (b)	12,277	139,221
Veeco Instruments, Inc. (a) (b)	18,697	312,240
Volterra Semiconductor Corp. (a) (b)	12,770	140,853
Zoran Corp. (b)	29,361	660,916

		28,368,737

Software—3.9%
ACI Worldwide, Inc. (a) (b)	22,537	429,104
Actuate Corp. (b)	36,338	282,346
Advent Software, Inc. (a) (b)	12,161	657,910
Ansoft Corp. (b)	12,283	317,516
ANSYS, Inc. (b)	50,372	2,088,423
Aspen Technology, Inc. (b)	53,444	866,862
Blackbaud, Inc.	27,827	780,269
Blackboard, Inc. (b)	16,794	675,959
Borland Software Corp. (a) (b)	47,333	142,472
Bottomline Technologies, Inc. (b)	12,369	173,166
Commvault Systems, Inc. (b)	21,874	463,291
Concur Technologies, Inc. (b)	25,154	910,826
Epicor Software Corp. (b)	37,761	444,825
EPIQ System, Inc. (b)	16,229	282,547
FalconStor Software, Inc. (a) (b)	30,124	339,196
i2 Technologies, Inc. (a) (b)	8,649	108,977
Informatica Corp. (b)	50,800	915,416
Interactive Intelligence, Inc. (b)	8,397	221,261
Intervoice, Inc. (b)	23,310	186,247
Jack Henry & Associates, Inc.	54,675	1,330,790
JDA Software Group, Inc. (b)	21,699	443,962
Lawson Software, Inc. (b)	74,434	762,204
Macrovision Corp. (b)	32,000	586,560
Magma Design Automation, Inc. (b)	24,388	297,777
Manhattan Associates, Inc. (b)	15,513	408,923
Mentor Graphics Corp. (b)	53,271	574,261
MICROS Systems, Inc. (b)	26,633	1,868,571
MicroStrategy, Inc. (Class A) (b)	6,205	590,096
MSC.Software Corp. (b)	27,127	352,380
Net 1 UEPS Technologies, Inc. (a) (b)	29,781	874,370
Nuance Communications, Inc. (a) (b)	97,610	1,823,355
Parametric Technology Corp. (b)	67,494	1,204,768
Progress Software Corp. (b)	26,687	898,818

*See accompanying notes to financial statements.

MSF-19

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2007

Common Stock—(Continued)

Security Description	Shares	Value*

Software—(Continued)
Quality Systems, Inc. (a)	9,392	$286,362
Quest Software, Inc. (b)	40,243	742,081
Radiant Systems, Inc. (a) (b)	15,752	271,407
Secure Computing Corp. (a) (b)	39,694	381,062
Smith Micro Software, Inc. (a) (b)	18,686	158,270
Solera Holdings, Inc. (b)	16,246	402,576
Sonic Solutions (a) (b)	16,198	168,297
SourceForge, Inc. (a) (b)	75,477	184,919
SPSS, Inc. (a) (b)	10,624	381,508
Sybase, Inc. (b)	60,313	1,573,566
Synchronoss Technologies, Inc. (a) (b)	11,423	404,831
Take-Two Interactive Software, Inc. (a) (b)	44,011	812,003
Taleo Corp. (b)	10,434	310,725
The Ultimate Software Group, Inc. (b)	16,554	520,954
THQ, Inc. (b)	42,100	1,186,799
TIBCO Software, Inc. (b)	125,508	1,012,850
Tyler Technologies, Inc. (a)	23,370	301,239
Vasco Data Security International, Inc. (b)	14,994	418,632
Wind River Systems, Inc. (b)	48,121	429,721

		32,251,250

Specialty Retail—2.2%
A.C. Moore Arts & Crafts, Inc. (a) (b)	12,632	173,690
Aaron Rents, Inc. (Class B) (a)	27,193	523,193
Aeropostale, Inc. (b)	46,697	1,237,470
Asbury Automotive Group, Inc.	15,742	236,917
Bebe Stores, Inc. (a)	14,075	181,005
Big 5 Sporting Goods Corp. (a)	15,464	222,991
Blockbuster, Inc. (a) (b)	121,924	475,504
Books-A-Million, Inc. (a)	8,899	106,076
Borders Group, Inc. (a)	37,348	397,756
Buckle, Inc.	8,427	278,091
Build-A-Bear-Workshop, Inc. (b)	8,177	114,069
Cabelas, Inc. (a) (b)	23,327	351,538
Casual Male Retail Group, Inc. (a) (b)	22,096	114,457
Cato Corp.	20,861	326,683
Charlotte Russe Holding, Inc. (b)	15,539	250,955
Charming Shoppes, Inc. (a) (b)	74,119	400,984
Christopher & Banks Corp. (a)	19,581	224,202
Citi Trends, Inc. (a) (b)	8,551	132,027
Collective Brands, Inc. (b)	39,343	684,175
Conn’s, Inc. (a) (b)	7,311	125,091
CSK Auto Corp. (a) (b)	26,489	132,710
DSW, Inc. (Class A) (a) (b)	9,118	171,054
Eddie Bauer Holdings, Inc. (a) (b)	19,007	120,694
Genesco, Inc. (a) (b)	13,502	510,376
Group 1 Automotive, Inc. (a)	15,023	356,796
Haverty Furniture Cos., Inc. (a)	14,903	133,978
Hibbett Sports, Inc. (a) (b)	20,742	414,425
Hot Topic, Inc. (b)	28,681	166,923
J. Crew Group, Inc. (a) (b)	23,470	1,131,489
Jo-Ann Stores, Inc. (a) (b)	17,237	225,460
JoS. A. Bank Clothiers, Inc. (a) (b)	10,071	286,520
Lithia Motors, Inc. (a)	10,432	143,231
Midas, Inc. (b)	12,016	176,155
Monro Muffler Brake, Inc.	11,587	225,831

Security Description	Shares	Value*

Specialty Retail—(Continued)
New York & Co., Inc. (b)	27,444	$175,093
Pacific Sunwear of California, Inc. (b)	41,245	581,967
Pep Boys-Manny Moe & Jack (a)	25,683	294,841
Pier 1 Imports, Inc. (a) (b)	55,682	291,217
Rent-A-Center, Inc. (a) (b)	43,057	625,188
Sally Beauty Holdings, Inc. (a) (b)	57,066	516,447
Select Comfort Corp. (a) (b)	32,528	228,021
Shoe Carnival, Inc. (a) (b)	8,573	120,965
Sonic Automotive, Inc.	19,007	367,976
Stage Stores, Inc. (a)	24,947	369,216
Stein Mart, Inc. (a)	15,704	74,437
The Children’s Place Retail Stores, Inc. (a) (b)	13,501	350,081
The Dress Barn, Inc. (b)	30,389	380,166
The Finish Line, Inc. (Class A) (b)	29,843	72,220
The Gymboree Corp. (b)	19,498	593,909
The Men’s Wearhouse, Inc.	35,036	945,271
The Talbots, Inc. (a)	15,495	183,151
Tween Brands, Inc. (b)	18,948	501,743
Wet Seal, Inc. (a) (b)	49,181	114,592
Zale Corp. (a) (b)	28,025	450,082
Zumiez, Inc. (a) (b)	10,595	258,094

		18,247,193

Textiles, Apparel & Luxury Goods—1.4%
Brown Shoe Co., Inc.	26,195	397,378
Carter’s, Inc. (b)	35,318	683,403
Cherokee, Inc. (a)	3,788	122,239
Columbia Sportswear Co. (a)	8,790	387,551
Deckers Outdoor Corp. (a) (b)	7,496	1,162,330
Fossil, Inc. (b)	26,121	1,096,560
Iconix Brand Group, Inc. (b)	30,427	598,195
K-Swiss, Inc. (a)	14,921	270,070
Kellwood Co. (a)	14,012	233,160
Kenneth Cole Productions, Inc. (a)	5,987	104,713
Luluemon Athletica, Inc. (a) (b)	10,951	518,749
Maidenform Brands, Inc. (a) (b)	14,280	193,208
Movado Group, Inc.	10,013	253,229
Oxford Industries, Inc. (a)	8,566	220,746
Perry Ellis International, Inc. (b)	6,720	103,354
Quiksilver, Inc. (a) (b)	72,330	620,591
Skechers U. S. A., Inc. (b)	12,549	244,831
Steven Madden, Ltd. (b)	13,172	263,440
The Warnaco Group, Inc. (b)	27,189	946,177
Timberland Co. (Class A) (b)	28,756	519,908
True Religion Apparel, Inc. (a) (b)	8,724	186,257
Under Armour, Inc. (a) (b)	14,724	642,997
UniFirst Corp. (a)	8,591	326,458
Volcom, Inc. (a) (b)	7,844	172,803
Wolverine World Wide, Inc.	35,799	877,792

		11,146,139

Thrifts & Mortgage Finance—1.1%
Anchor Bancorp Wisconsin, Inc. (a)	13,639	320,789
Bank Mutual Corp.	43,000	454,510
BankAtlantic Bancorp, Inc. (Class A) (a)	30,322	124,320
BankUnited Financial Corp. (a)	18,035	124,442

*See accompanying notes to financial statements.

MSF-20

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2007

Common Stock—(Continued)

Security Description	Shares	Value*

Thrifts & Mortgage Finance—(Continued)
Berkshire Hill Bancorp, Inc. (a)	4,386	$114,036
Brookline Bancorp, Inc.	41,732	423,997
Centerline Holding Co. (a)	32,116	244,724
Corus Bankshares, Inc. (a)	22,730	242,529
Dime Community Bancorp, Inc. (a)	17,298	220,895
Downey Financial Corp. (a)	12,930	402,252
Federal Agricultural Mortage Corp. (a)	7,740	203,717
First Busey Corp. (a)	14,750	292,935
First Financial Holdings, Inc. (a)	6,397	175,406
First Niagara Financial Group, Inc.	65,452	788,042
First Place Financial Corp. (a)	9,007	126,008
FirstFed Financial Corp. (a) (b)	9,423	337,532
Flagstar Bancorp, Inc. (a)	23,560	164,213
Flushing Financial Corp.	12,920	207,366
Franklin Bank Corp. (a) (b)	13,649	58,827
Fremont General Corp. (a)	41,423	144,981
Imperial Capital Bancorp, Inc.	4,760	87,108
Kearny Financial Corp. (a)	11,434	136,179
KNBT Bancorp. (a)	14,978	230,961
NewAlliance Bancshares, Inc. (a)	70,024	806,677
NexCen Brands, Inc. (a) (b)	26,031	125,990
Northwest Bancorp, Inc. (a)	11,002	292,323
Novastar Financial, Inc. (a) (b)	10,253	29,631
Ocwen Financial Corp. (a) (b)	21,044	116,584
PFF Bancorp, Inc. (a)	16,606	199,936
Provident Bancorp, Inc. (a)	23,182	299,511
Provident Financial Services, Inc.	37,874	546,143
TierOne Corp.	11,318	250,694
Triad Guaranty, Inc. (a) (b)	6,298	61,720
TrustCo Bank Corp. (a)	45,076	447,154
United Community Financial Corp. (a)	15,799	87,211
WSFS Financial Corp.	3,267	164,003

		9,053,346

Tobacco—0.2%
Alliance One International, Inc. (b)	57,683	234,770
Universal Corp. (a)	16,420	841,032
Vector Group, Ltd. (a)	25,754	516,625

		1,592,427

Trading Companies & Distributors—0.6%
Applied Industrial Technologies, Inc.	27,967	811,602
Beacon Roofing Supply, Inc. (a) (b)	29,180	245,696
Electro Rent Corp. (a)	8,653	128,497
H&E Equipment Services, Inc. (b)	11,032	208,284
Houston Wire & Cable Co. (a)	10,450	147,763
Interline Brands, Inc. (b)	16,945	371,265
Kaman Corp.	14,481	533,046
NuCo2, Inc. (a) (b)	8,604	214,240
Rush Enterprises, Inc. (a) (b)	19,917	362,091
TAL International Group, Inc.	8,589	195,571
UAP Holdings Corp. (a)	32,146	1,240,836
Watsco, Inc. (a)	13,865	509,677

		4,968,568

Security Description	Shares	Value*

Water Utilities—0.2%
American State Water Co.	10,318	$388,782
Cadiz, Inc. (a) (b)	7,581	159,201
California Water Service Group (a)	11,744	434,763
Consolidated Water Co., Inc. (a)	8,783	221,244
SJW Corp. (a)	10,058	348,711
Southwest Water Co. (a)	15,204	190,354

		1,743,055

Wireless Telecommunication Services—0.2%
Fibertower Corp. (a) (b)	64,566	147,211
ICO Global Communications Holdings (a) (b)	62,811	199,739
iPCS, Inc. (b)	11,024	396,754
Rural Cellular Corp. (b)	7,433	327,721
Syniverse Holdings, Inc. (b)	16,623	258,986
USA Mobility, Inc. (b)	15,317	219,033

		1,549,444

Total Common Stock (Identified Cost $747,600,727)		791,444,765

Rights—0.0%

Electrical Equipment—0.0%
Medis Technologies, Ltd. (a)	1,184	18,269

Thrifts & Mortgage Finance—0.0%
BankUnited Financial Corp. (d) (e)	4,713	0

Total Rights (Identified Cost $1,603)		18,269

Short Term Investments—28.5%
Security Description	Face Amount/ Shares	Value*

Discount Notes—3.2%
Federal Home Loan Bank 4.15%, 01/14/08	$26,125,000	26,094,339

Mutual Funds—25.3%
State Street Navigator Securities Lending Prime Portfolio (f)	207,333,953	207,333,953

Total Short Term Investments (Identified Cost $233,428,292)		233,428,292

Total Investments—125.1% (Identified Cost $981,030,622) (g)		1,024,891,326
Liabilities in excess of other assets		(206,337,429)

Total Net Assets—100%		$818,553,897

*See accompanying notes to financial statements.

MSF-21

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2007

(a)	A portion or all of the security was held on loan. As of December 31, 2007, the market value of securities loaned was $200,363,820 and the collateral received consisted of cash in the amount of $207,333,953 and non cash collateral with a value of $358,212. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian.
(b)	Non-Income Producing.
(c)	Non-Income Producing; issuer filed under Chapter 11 of the Federal Bankruptcy Code.
(d)	Zero Valued Security.
(e)	Security was valued in good faith under procedures established by the Board of Directors.
(f)	Represents investment of cash collateral received from securities lending transactions.
(g)	The aggregate cost of investments for federal income tax purposes as of December 31, 2007 was $981,166,569 and the composition of unrealized appreciation and depreciation of investment securities was $126,535,147 and $(82,810,390), respectively.

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Contract Amount	Valuation as of 12/31/2007	Net Unrealized Depreciation
Russell 2000 Index Futures	3/19/2008	65	$25,949,950	$25,096,500	$(853,450)

*See accompanying notes to financial statements.

MSF-22

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Statement of Assets & Liabilities

December 31, 2007

Assets
Investments at value (a) (b)		$1,024,891,326
Cash		888,568
Receivable for:
Securities sold		3,187,009
Fund shares sold		1,021,934
Accrued interest and dividends		1,123,918

Total Assets		1,031,112,755
Liabilities
Payable for:
Securities purchased	$4,396,924
Fund shares redeemed	525,492
Futures variation margin	35,750
Withholding taxes	308
Collateral for securities loaned	207,333,953
Accrued expenses:
Management fees	170,299
Service and distribution fees	40,423
Other expenses	55,709

Total Liabilities		212,558,858

Net Assets		$818,553,897

Net assets consists of:
Capital paid in		$732,125,321
Undistributed net investment income		8,346,869
Accumulated net realized gains		35,074,453
Unrealized appreciation on investments and futures contracts		43,007,254

Net Assets		$818,553,897

Computation of offering price:
Class A
Net asset value and redemption price per share ($610,844,182 divided by 43,115,686 shares outstanding)		$14.17

Class B
Net asset value and redemption price per share ($160,848,896 divided by 11,543,541 shares outstanding)		$13.93

Class E
Net asset value and redemption price per share ($46,860,819 divided by 3,323,553 shares outstanding)		$14.10

(a) Identified cost of investments		$981,030,622

(b)	Includes cash collateral for securities loaned of $207,333,953.

Statement of Operations

For the Year Ended December 31, 2007

Investment Income
Dividends		$9,188,161 (a)
Interest		2,454,150 (b)

		11,642,311
Expenses
Management fees	$1,645,583
Service and distribution fees—Class B	421,001
Service and distribution fees—Class E	80,137
Directors’ fees and expenses	23,669
Custodian	112,697
Audit and tax services	31,737
Legal	7,468
Printing	251,498
Insurance	6,242
Miscellaneous	20,908

Total expenses	2,600,940
Management fee waivers	(46,076)	2,554,864

Net Investment Income		9,087,447

Realized and Unrealized Gain (Loss)
Realized gain (loss) on:
Investments—net	35,143,945
Futures contracts—net	(852,105)	34,291,840

Change in unrealized depreciation on:
Investments—net	(59,890,953)
Futures contracts—net	(708,270)	(60,599,223)

Net loss		(26,307,383)

Net Decrease in Net Assets From Operations		$(17,219,936)

(a)	Net of foreign taxes of $2,696.
(b)	Includes net income on securities loaned of $1,138,452.

See accompanying notes to financial statements.

MSF-23

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2007	Year ended December 31, 2006
From Operations
Net investment income	$9,087,447	$5,426,129
Net realized gain	34,291,840	42,312,347
Unrealized appreciation (depreciation)	(60,599,223)	31,029,317

Increase (decrease) in net assets from operations	(17,219,936)	78,767,793

From Distributions to Shareholders
Net investment income
Class A	(3,188,576)	(2,492,950)
Class B	(1,196,833)	(779,273)
Class E	(431,556)	(362,193)

	(4,816,965)	(3,634,416)

Net realized gain
Class A	(26,094,268)	(11,542,164)
Class B	(12,971,085)	(4,927,018)
Class E	(4,153,294)	(2,009,144)

	(43,218,647)	(18,478,326)

Total distributions	(48,035,612)	(22,112,742)

Increase in net assets from capital share transactions	338,031,175	64,478,331

Total increase in net assets	272,775,627	121,133,382

Net Assets
Beginning of the period	545,778,270	424,644,888

End of the period	$818,553,897	$545,778,270

Undistributed Net Investment Income
End of the period	$8,346,869	$4,790,491

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2007		Year ended December 31, 2006
	Shares	$	Shares	$
Class A
Sales	26,866,189	$396,007,191	7,058,753	$104,860,923
Reinvestments	1,931,586	29,282,844	927,022	14,035,114
Redemptions	(6,831,606)	(103,249,575)	(5,975,413)	(88,805,816)

Net increase	21,966,169	$322,040,460	2,010,362	$30,090,221

Class B
Sales	3,050,121	$45,954,278	4,054,683	$59,147,033
Reinvestments	948,321	14,167,918	381,947	5,706,291
Redemptions	(2,751,410)	(41,002,941)	(2,058,160)	(30,081,414)

Net increase	1,247,032	$19,119,255	2,378,470	$34,771,910

Class E
Sales	479,620	$7,307,786	719,276	$10,559,339
Reinvestments	303,632	4,584,850	157,042	2,371,337
Redemptions	(996,313)	(15,021,176)	(908,461)	(13,314,476)

Net decrease	(213,061)	$(3,128,540)	(32,143)	$(383,800)

Increase derived from capital share transactions		$338,031,175		$64,478,331

See accompanying notes to financial statements.

MSF-24

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Financial Highlights

	Class A
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$15.68	$13.92	$14.01	$11.95	$8.25

Income From Investment Operations
Net investment income	0.22 (a)	0.18 (a)	0.14	0.12	0.08
Net realized and unrealized gain (loss) of investments	(0.38)	2.30	0.40	2.00	3.69

Total from investment operations	(0.16)	2.48	0.54	2.12	3.77

Less Distributions
Distributions from net investment income	(0.15)	(0.13)	(0.11)	(0.06)	(0.07)
Distributions from net realized capital gains	(1.20)	(0.59)	(0.52)	0.00	0.00

Total distributions	(1.35)	(0.72)	(0.63)	(0.06)	(0.07)

Net Asset Value, End of Period	$14.17	$15.68	$13.92	$14.01	$11.95

Total Return (%)	(1.6)	18.0	4.5	17.8	46.1
Ratio of operating expenses to average net assets (%)	0.31	0.35	0.35	0.37	0.47
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.32	0.36	0.36	N/A	N/A
Ratio of net investment income to average net assets (%)	1.47	1.21	1.10	0.97	0.89
Portfolio turnover rate (%)	37	44	39	39	42
Net assets, end of period (000)	$610,844	$331,568	$266,467	$254,898	$216,744

	Class B
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$15.44	$13.73	$13.82	$11.80	$8.16

Income From Investment Operations
Net investment income	0.18 (a)	0.14 (a)	0.10	0.08	0.05
Net realized and unrealized gain (loss) of investments	(0.38)	2.25	0.41	1.98	3.65

Total from investment operations	(0.20)	2.39	0.51	2.06	3.70

Less Distributions
Distributions from net investment income	(0.11)	(0.09)	(0.08)	(0.04)	(0.06)
Distributions from net realized capital gains	(1.20)	(0.59)	(0.52)	0.00	0.00

Total distributions	(1.31)	(0.68)	(0.60)	(0.04)	(0.06)

Net Asset Value, End of Period	$13.93	$15.44	$13.73	$13.82	$11.80

Total Return (%)	(1.8)	17.6	4.3	17.4	45.7
Ratio of operating expenses to average net assets (%)	0.56	0.60	0.60	0.62	0.72
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.57	0.61	0.61	N/A	N/A
Ratio of net investment income to average net assets (%)	1.17	0.97	0.87	0.77	0.64
Portfolio turnover rate (%)	37	44	39	39	42
Net assets, end of period (000)	$160,849	$159,003	$108,689	$76,322	$39,911

(a)	Per share amount is based on average shares outstanding during the period.
(b)	See Note 4 in the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-25

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Financial Highlights

	Class E
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$15.61	$13.87	$13.95	$11.92	$8.23

Income From Investment Operations
Net investment income	0.19 (a)	0.16 (a)	0.13	0.09	0.07
Net realized and unrealized gain (loss) of investments	(0.37)	2.28	0.40	1.99	3.69

Total from investment operations	(0.18)	2.44	0.53	2.08	3.76

Less Distributions
Distributions from net investment income	(0.13)	(0.11)	(0.09)	(0.05)	(0.07)
Distributions from net realized capital gains	(1.20)	(0.59)	(0.52)	0.00	0.00

Total distributions	(1.33)	(0.70)	(0.61)	(0.05)	(0.07)

Net Asset Value, End of Period	$14.10	$15.61	$13.87	$13.95	$11.92

Total Return (%)	(1.7)	17.7	4.4	17.5	46.0
Ratio of operating expenses to average net assets (%)	0.46	0.50	0.50	0.52	0.62
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.47	0.51	0.51	N/A	N/A
Ratio of net investment income to average net assets (%)	1.27	1.05	0.95	0.82	0.74
Portfolio turnover rate (%)	37	44	39	39	42
Net assets, end of period (000)	$46,861	$55,208	$49,489	$51,061	$38,059

(a)	Per share amount is based on average shares outstanding during the period.
(b)	See Note 4 in the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-26

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Notes to Financial Statements—December 31, 2007

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The Russell 2000 Index Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

MSF-27

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Notes to Financial Statements—December 31, 2007—(Continued)

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated day-to-day responsibility for valuing Portfolio assets to the subadviser of the Portfolio, who values such assets as described above and operates under procedures approved by the Board.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Options:

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options

MSF-28

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Notes to Financial Statements—December 31, 2007—(Continued)

contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

As of December 31, 2007, the Portfolio had no capital loss carryovers.

The tax character of distributions paid for the periods ended December 31, 2007 and 2006 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2007	2006	2007	2006	2007	2006	2007	2006
$8,404,113	$4,357,208	$39,631,499	$17,755,534	$—	$—	$48,035,612	$22,112,742

As of December 31, 2007, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation	Loss Carryforwards	Total
$14,859,478	$27,844,341	$43,724,757	$—	$86,428,576

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

3.	INVESTMENT TRANSACTIONS:

For the year ended December 31, 2007, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$0	$474,245,166	$0	$234,616,202

MSF-29

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Notes to Financial Statements—December 31, 2007—(Continued)

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rate of 0.25% of average daily net assets. Fees earned by MetLife Advisers with respect to the Portfolio for the year ended December 31, 2007 were $1,645,583.

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

Effective April 30, 2007, MetLife Advisers entered into an investment subadvisory agreement with MetLife Investment Advisors, LLC (“MLIAC”) with respect to the Portfolio. MetLife Advisers pays MLIAC an investment subadvisory fee for the Portfolio equal to the costs incurred by MLIAC in providing subadvisory services to the Portfolio. Fees earned by MLIAC with respect to the Portfolio for the period ended December 31, 2007 were $108,696. Prior to April 30, 2007, MetLife served as the subadviser to the Portfolio and for the period January 1, 2007 through April 30, 2007, fees earned by MetLife were $42,698.

Management Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2007 to April 30, 2008, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio at the annual rate of 0.007% of average daily net assets. Amounts waived for the year ended December 31, 2007 are shown as management fee waivers in the Statement of Operations.

Service and Distribution Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing, the Class B and E shares of the Portfolio. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the year ended December 31, 2007 are shown as Service and Distribution fees in the Statement of Operations.

Substitution:

On November 9, 2007, the Russell 2000 Index Portfolio received and recorded a share subscription for 11,343,919 shares of Class A amounting to $161,764,288 from various shareholder accounts previously invested in the MetLife Investment Funds, Inc. (“MLIF”), an affiliated investment company of the Fund. A portion of the assets received from MLIF were investment securities with a market value of $57,343,367, and transferred in-kind pursuant to a substitution order received from the Securities and Exchange Commission. The balance of the assets was paid in cash. This transaction resulted from the planned liquidation of MLIF, pursuant to a Plan of Liquidation approved by the MLIF Board of Directors on August 16, 2007. The securities received were recorded at value and have been excluded from the calculation of portfolio turnover reported in the Portfolio’s financial highlights. The shares issued in this transaction are included in Sales in the Capital Shares schedule on the Statements of Changes in Net Assets.

5.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolios’ behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less

MSF-30

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Notes to Financial Statements—December 31, 2007—(Continued)

than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Portfolio receives 80% of the annual net income from securities lending transactions, which is included in interest income of the Portfolio. The remaining 20% is paid to the custodian as compensation for its securities lending services. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. Any outstanding loans by the Portfolio at December 31, 2007 are footnoted in the Schedule of Investments.

6.	REGULATORY MATTERS:

As previously reported, in May 2004, General American received a Wells Notice stating that the SEC staff was considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws against General American with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through General American. General American responded to the SEC staff and cooperated with the investigation. On August 9, 2007, the SEC announced that it had settled an enforcement action regarding late trading against General American with, among other things, General American agreeing to pay a civil penalty and to comply with certain undertakings. General American consented to the SEC’s order without admitting or denying the findings. MetLife Advisers has also advised the Fund’s Board of Directors that, while certain exceptions to the Fund’s policies have been noted, no situations have been identified that would have a material impact on the financial position of the Fund.

7.	RECENT ACCOUNTING PRONOUNCEMENTS:

Effective June 29, 2007, the Fund implemented Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109” (“FIN 48”). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Fund, and has determined that the adoption of FIN 48 does not have a material impact on the Fund’s financial statements. The Fund files U.S. tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s tax returns remains open for the years ended December 31, 2004 through December 31, 2006.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

MSF-31

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of the Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Russell 2000 Index Portfolio, one of the portfolios constituting the Metropolitan Series Fund, Inc. (the “Fund”) as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Russell 2000 Index Portfolio of the Metropolitan Series Fund, Inc. as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 21, 2008

MSF-32

Metropolitan Series Fund, Inc.

Directors and Officers

The Fund’s Directors review actions of the Fund’s investment adviser and subadvisers, and decide upon matters of general policy. The Fund’s officers supervise the daily business operations of the Fund. The Board of Directors and the Fund’s officers are listed below. Each Director is responsible for overseeing all 36 Portfolios of the Fund. There is no limit to the term a Director may serve. Directors serve until their resignation, retirement or removal in accordance with the Fund’s organizational documents and policies adopted by the Board from time to time. Officers hold office at the pleasure of the Board or until the election or appointment and the qualification of a successor. The address of the directors and officers is c/o Metropolitan Series Fund, Inc., 501 Boylston Street, Boston, MA 02116.

Interested Directors(1)

Each Director below is an “interested person” (as defined by the 1940 Act) with respect to the Fund in that Ms. Forget is an employee of MetLife and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Elizabeth M. Forget Age: 41	Director, Chairman of the Board, President and Chief Executive Officer	2006	Senior Vice President (since 2007), MetLife, Inc.; President, Met Investors Advisory, LLC (“MIA”); Trustee and President, Met Investors Series Trust (“MIST”); Executive Vice President, MetLife Investors Group, Inc.; President (since 2006), MetLife Advisers.	81

Arthur G. Typermass Age: 70	Director	1998	Formerly, Senior Vice President and Treasurer, MetLife.	37

Non-Interested Directors(1)

Each Director below is not an “interested person” (as defined by the 1940 Act) with respect to the Fund (collectively, the “Independent Directors”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† Age: 70	Director	1985	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	37

Linda B. Strumpf Age: 60	Director	2000	Vice President and Chief Investment Officer, Ford Foundation.	37

Michael S. Scott Morton† Age: 70	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, MIT.	37

H. Jesse Arnelle Age: 74	Director	2001	Formerly, Counsel, Womble Carlyle Sandrie & Rice; Director, Textron Inc. (global multi-industry company)*; formerly, Director, Gannet Co. Inc. (diversified news and information company)*; formerly, Director, Eastman Chemical Company (global chemical company)*; formerly, Director, Waste Management, Inc.*; formerly, Director, Armstrong Holdings Inc. (parent company of floor and ceiling products business)*; formerly, Director, FPL Group Inc. (public utility holding company)*; Director, URS Corporation (engineering design services firm)*.	37

Nancy Hawthorne Age: 56	Director	2003	Director, Avid Technologies (computer software company)*; formerly, Chairman of the Board of Avid Technologies; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Chief Executive Officer, Clerestory LLC (corporate financial advisor); formerly, Trustee, New England Zenith Fund (“Zenith Fund”)**; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company )*.	37

MSF-33

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
John T. Ludes Age: 71	Director	2003	President, LFP Properties (consulting firm); Formerly, Trustee, Zenith Fund**; formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	37

Officers(1)

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey P. Halperin	40	Chief Compliance Officer	2006	Vice President (since 2006), Corporate Ethics and Compliance Department, MetLife, Inc.; Chief Compliance Officer (since 2006), MetLife Advisers, MIA and MIST.

John F. Guthrie, Jr.	64	Senior Vice President	2002	Manager and Senior Vice President, MetLife Advisers; Vice President, MetLife; Vice President (since 2003), MetLife Group, Inc.; Vice President, NELICO; Vice President (since 2005), MIA; formerly, Senior Vice President, Zenith Fund**.

Alan C. Leland	55	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Treasurer (since 2005), Met Investors Advisory, LLC; Vice President (since 2004), MIA; Vice President (since 2003), MetLife Group, Inc.; Vice President, MetLife; Senior Vice President, NELICO

Peter Duffy	52	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers (since 1998); Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife Group, Inc.; formerly, Vice President and Treasurer, Zenith Fund**.

Thomas M. Lenz	49	Vice President and Secretary	2002	General Counsel and Secretary, MetLife Advisers; Assistant General Counsel, MetLife; formerly, Vice President and Secretary, Zenith Fund**.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
**	The Zenith Fund deregistered with the Securities and Exchange Commission (“SEC”) in 2004.
(†)	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the “State Street Research Funds”).
(1)	Each Director of the Fund also serves as trustee of Metropolitan Series Fund II (“Met Series Fund II”), a registered investment company advised by MetLife Advisers. Each officer of the Fund serves in the same position with Met Series Fund II, which consists of one portfolio.
(2)	Previous positions during the past five years with the Fund, MIST, MetLife, MetLife Advisers, MIA, Zenith Fund, NELICO or New England Securities Corporation are omitted if not materially different.
(3)	The Fund Complex includes the Fund (36 portfolios), Met Series Fund II (1 portfolio) and MIST (44 portfolios)

MSF-34

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Fund’s Contract Review Committees of the Board of Directors (the “Board”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (collectively, the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals at the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers, the Fund’s investment adviser, and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through the subadvisers’ responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies and the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (viii) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (ix) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (x) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xi) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee on September 12, 2007, the Board, at its November 15, 2007 meeting, approved the continuation through December 31, 2008 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio of the Fund. The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the establishment of the investment strategies of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of Subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of

MSF-35

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ recommendations regarding reductions in Fee rates, implementation of Fee breakpoints and institution of Fee waivers and expense caps.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and their affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

MSF-36

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution, brokerage and transfer agency services to the Portfolios, and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2008.

MSF-37

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2007 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-38

Metropolitan Series Fund, Inc. T. Rowe Price Large Cap Growth Portfolio Annual Report	December 31, 2007

Letter from the President

February 1, 2008

Letter to Policy Holders:

2007 was a tumultuous year in the financial markets driven by concerns in the credit markets surrounding sub-prime mortgages and fears of recession in the U.S. Economy. The broad markets were mixed, with the Dow Jones Industrial Average up 8.9% and the MSCI EAFE Index, which measures the performance of international equities, up 11.2% for the year, while the Russell 2000 Index, which measures the performance of small capitalization stocks, was down 1.6%.

In the fixed income markets, credit spreads increased as a result of the pressure from sub-prime mortgage crisis and the Federal Reserve lowered interest rates by a total of 1% during the year. The Lehman Brothers Aggregate Bond Index posted a 7.0% return for the year.

On the following pages, you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth Forget

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the year ended December 31, 2007, the Class A shares of the T. Rowe Price Large Cap Growth Portfolio returned 9.4%, compared to its benchmark, the Standard & Poor’s 500 Index1, which returned 5.5%. The average return of its peer group, the Lipper Variable Insurance Products Large-Cap Growth Funds Universe2, was 12.8% over the same period.

PORTFOLIO REVIEW

The Portfolio delivered solid returns and soundly outperformed the benchmark Standard & Poor’s 500 Index for the 12-month period, primarily behind good stock selection. Financials, information technology, and telecommunication services sectors were the leading sources of relative outperformance. The energy and utilities sectors were major detractors from relative results for the year.

U.S. stocks generally delivered positive returns for the period, amid extreme volatility in the second half of 2007. The S&P 500 was led by the energy sector on higher oil prices and materials on global commodity demand. Financials was the worst performing sector along with consumer discretionary, as the ripple effects of the subprime lending fallout spread widely and crimped the credit markets, while dampening consumer spending optimism. Among major market indexes, growth stocks substantially outpaced value stocks for the period, and large-caps surpassed small-caps, which sustained their first annual loss since 2002.

Although financials was the worst performing sector in the benchmark during 2007, it was the Portfolio’s strongest relative outperformer, lifted by stock selection and a beneficial underweight. Stock selection in the capital markets holdings made a strong contribution. State Street Corp., a leader in trust services and asset management, continued to perform well despite fallout from the subprime mortgage contraction. Charles Schwab, the brokerage and financials services firm, saw an increase in client assets despite notable market volatility. Northern Trust, a provider of banking and asset management to wealthier clients, was able to avoid much of the credit crunch issues due to higher quality credit ratings of clients. While overweight in capital markets stocks, the Portfolio eliminated several positions with credit concerns.

The telecommunication services sector delivered outperformance based on stock selection and a significant overweight relative to the benchmark. The major driver was stock selection in the wireless telecommunication industry. America Movil (Mexico) continues to grow on increased subscriber bases in Latin America, market share gains, and higher average user revenues. Rogers Communications (Canada) also demonstrated growth in market share and average user revenues, increasing free cash flow that is being used to repurchase shares.

Information technology was the Portfolio’s largest absolute sector as of December 31, 2007 and the largest relative overweight. Results benefited from the notable overweight and from stock selection in the Internet software and services industry and the communications equipment industry. Google, the global targeted-advertising and Internet search company, further increased its market share at a remarkable rate, led by domestic revenue acceleration and strong international growth. Shares of Juniper Networks surged after a strong earnings report by the maker of service provider and enterprise networking equipment.

The Portfolio’s overall underweight in energy was the largest detractor from relative performance. The Portfolio concentration in energy equipment and services was the major source of weakness. Baker Hughes slumped amid unexpected international startup costs, but we believe the oilfield services firm should gain from new contracts in countries where it did not previously have a presence. Total, a leading multinational energy company, slid as it reduced production targets and increased its longer-term pricing assumptions.

A considerable underweight position to utilities also detracted from relative performance. The Portfolio is typically underweight in this sector, but the climate of economic uncertainty made utilities attractive for worried investors. Improving fundamentals and credit ratings buoyed the sector. Our holding in AES, one of the world’s largest power companies, was hurt by accounting issues, although we believe it exhibits good free cash flow and offers significant global growth opportunities.

* The views expressed above are those of the subadvisory firm as of December 31, 2007 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

1 The Standard & Poor’s (S&P) 500® Stock Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange.

2 The Lipper Variable Insurance Products Fund Average is an average of the total return performance (calculated on the basis of net asset value) of variable product funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-2

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO

THE S&P 500 INDEX

Average Annual Returns as of December 31, 2007

	T. Rowe Price Large Cap Growth Portfolio			S&P 500 Index
	Class A	Class B	Class E
1 Year	9.4%	9.2%	9.3%	5.5%
5 Year	13.7	13.5	13.5	12.8
Since Inception	6.4	12.2	4.8	4.5

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 11/9/98, 7/30/02 and 5/1/01, respectively. Index since inception return is based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of December 31, 2007

Top Holdings

% of Total Net Assets
General Electric Co.	3.8%
Google, Inc. (Class A)	3.2%
Microsoft Corp.	2.7%
Schlumberger, Ltd.	2.6%
Apple, Inc.	2.5%
CVS Caremark Corp.	2.4%
Danaher Corp.	2.0%
WellPoint, Inc.	1.8%
Nintendo Co., Ltd.	1.7%
State Street Corp.	1.6%

Top Sectors

% of Total Market Value
Information Technology	23.4%
Health Care	16.1%
Industrials & Business Services	11.7%
Financials	10.5%
Consumer Discretionary	10.2%
Consumer Staples	8.7%
Energy	7.4%
Telecommunication Services	5.4%
Materials	3.3%
Utilities	0.7%

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2007 through December 31, 2007.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period* July 1, 2007 to December 31, 2007
T. Rowe Price Large Cap Growth—Class A	Actual	0.67%	$1,000.00	$1,008.00	$3.39
	Hypothetical	0.67%	$1,000.00	$1,021.79	$3.41

T. Rowe Price Large Cap Growth—Class B	Actual	0.92%	$1,000.00	$1,006.80	$4.65
	Hypothetical	0.92%	$1,000.00	$1,020.51	$4.69

T. Rowe Price Large Cap Growth—Class E	Actual	0.82%	$1,000.00	$1,007.40	$4.15
	Hypothetical	0.82%	$1,000.00	$1,021.02	$4.18

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 4 to the Financial Statements.

MSF-4

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of December 31, 2007

Common Stock—97.3% of Total Net Assets

Security Description	Shares	Value*

Aerospace & Defense—0.9%
General Dynamics Corp.	92,900	$8,267,171

Air Freight & Logistics—0.5%
Expeditors International of Washington, Inc.	106,200	4,745,016

Airlines—0.7%
Southwest Airlines Co.	535,900	6,537,980

Beverages—1.3%
InBev NV (EUR)	52,200	4,300,069
PepsiCo, Inc.	93,800	7,119,420

		11,419,489

Biotechnology—2.6%
Celgene Corp. (a)	49,200	2,273,532
Genentech, Inc. (a)	134,400	9,014,208
Gilead Sciences, Inc. (a)	240,200	11,051,602

		22,339,342

Capital Markets—5.4%
BlackRock, Inc. (b)	19,600	4,249,280
Franklin Resources, Inc.	70,500	8,067,315
Morgan Stanley	52,600	2,793,586
Northern Trust Corp.	66,600	5,100,228
State Street Corp.	174,900	14,201,880
The Charles Schwab Corp.	292,000	7,460,600
The Goldman Sachs Group, Inc.	25,500	5,483,775

		47,356,664

Chemicals—1.4%
Monsanto Co.	77,000	8,600,130
Praxair, Inc.	45,800	4,062,918

		12,663,048

Commercial Banks—0.6%
Erste Bank der oesterreichischen Sparkassen AG (EUR)	68,400	4,854,374

Communications Equipment—3.9%
Cisco Systems, Inc. (a)	407,000	11,017,490
Corning, Inc. (a)	350,800	8,415,692
Juniper Networks, Inc. (a)	214,300	7,114,760
QUALCOMM, Inc.	195,500	7,692,925

		34,240,867

Computers & Peripherals—3.6%
Apple, Inc. (a)	112,100	22,204,768
Dell, Inc. (a)	194,700	4,772,097
EMC Corp. (a)	254,600	4,717,738

		31,694,603

Construction & Engineering—1.2%
Foster Wheeler, Ltd.	66,000	10,231,320

Security Description	Shares	Value*

Consumer Finance—0.5%
American Express Co.	79,100	$4,114,782

Diversified Financial Services—2.7%
Bovespa Holding S.A. (BRL) (a)	477,500	9,201,264
CME Group, Inc.	9,700	6,654,200
Moody’s Corp. (b)	217,447	7,762,858

		23,618,322

Electrical Equipment—0.9%
Schneider Electric S.A. (EUR)	58,200	7,770,591

Electronic Equipment & Instruments—0.7%
Hon Hai Precision Industry Co., Ltd. (GDR)	26,900	333,560
Hon Hai Precision Industry Co., Ltd. (GDR) (London Traded Shares)	451,660	5,568,358

		5,901,918

Energy Equipment & Services—3.8%
Baker Hughes, Inc.	126,900	10,291,590
Schlumberger, Ltd.	231,200	22,743,144

		33,034,734

Food & Staples Retailing—5.4%
Costco Wholesale Corp.	126,100	8,796,736
CVS Caremark Corp.	518,290	20,602,028
Sysco Corp.	192,400	6,004,804
Walgreen Co.	165,400	6,298,432
Whole Foods Market, Inc. (b)	135,700	5,536,560

		47,238,560

Food Products—0.4%
Groupe Danone (EUR)	39,700	3,541,672

Health Care Equipment & Supplies—4.7%
Alcon, Inc.	37,100	5,306,784
Becton, Dickinson & Co.	70,600	5,900,748
Covidien, Ltd.	134,950	5,976,936
Medtronic, Inc.	220,000	11,059,400
St. Jude Medical, Inc. (a)	91,100	3,702,304
Stryker Corp.	71,300	5,327,536
Zimmer Holdings, Inc. (a)	62,000	4,101,300

		41,375,008

Health Care Providers & Services—6.5%
Aetna, Inc.	217,200	12,538,956
CIGNA Corp.	97,200	5,222,556
Humana, Inc. (a)	60,700	4,571,317
Laboratory Corp. of America Holdings (a)	97,100	7,333,963
McKesson Corp.	74,300	4,867,393
Medco Health Solutions, Inc. (a)	67,600	6,854,640
WellPoint, Inc. (a)	180,700	15,852,811

		57,241,636

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of December 31, 2007

Common Stock—(Continued)

Security Description	Shares	Value*

Hotels, Restaurants & Leisure—3.0%
International Game Technology	149,600	$6,571,928
Las Vegas Sands Corp. (a)	49,900	5,142,195
Marriott International, Inc.	118,660	4,055,799
MGM Mirage (a)	16,600	1,394,732
Yum! Brands, Inc.	236,000	9,031,720

		26,196,374

Household Durables—0.9%
Harman International Industries, Inc.	39,000	2,874,690
TomTom NV (EUR) (a)	68,435	5,107,075

		7,981,765

Household Products—1.6%
Procter & Gamble Co.	153,105	11,240,969
Reckitt Benckiser Group, Plc. (GBP)	51,200	2,948,852

		14,189,821

Independent Power Producers & Energy Traders—0.7%
The AES Corp. (a)	282,300	6,038,397

Industrial Conglomerates—4.3%
General Electric Co.	903,900	33,507,573
McDermott International, Inc. (a)	77,100	4,551,213

		38,058,786

Insurance—1.4%
Assurant, Inc.	66,600	4,455,540
Prudential Financial, Inc.	79,900	7,433,896

		11,889,436

Internet & Catalog Retail—2.0%
Amazon.com, Inc. (a)	102,500	9,495,600
B2W Companhia Global do Varejo (BRL)	53,900	2,132,009
Expedia, Inc. (a)	198,345	6,271,669

		17,899,278

Internet Software & Services—4.8%
Google, Inc. (Class A) (a)	40,900	28,281,532
VeriSign, Inc. (a) (b)	281,500	10,587,215
Yahoo!, Inc. (a)	123,300	2,867,958

		41,736,705

IT Services—2.9%
Accenture, Ltd. (Class A)	262,200	9,447,066
Automatic Data Processing, Inc.	205,400	9,146,462
Infosys Technologies Ltd. (ADR) (b)	99,100	4,495,176
Redecard S.A. (BRL)	141,200	2,260,699

		25,349,403

Machinery—2.8%
Danaher Corp.	201,500	17,679,610
Deere & Co.	43,400	4,041,408
Joy Global, Inc.	43,800	2,882,916

		24,603,934

Security Description	Shares	Value*

Media—2.7%
EchoStar Communications Corp. (Class A) (a)	59,500	$2,244,340
Naspers, Ltd. (ZAR)	233,400	5,471,876
Shaw Communications, Inc.	195,800	4,636,544
The McGraw-Hill Cos., Inc.	264,400	11,583,364

		23,936,124

Metals & Mining—1.8%
BHP Billiton, Ltd. (AUD)	299,000	10,477,622
Freeport-McMoRan Copper & Gold, Inc.	55,500	5,685,420

		16,163,042

Multiline Retail—1.2%
Kohl’s Corp. (a)	110,100	5,042,580
Lojas Renner S.A. (BRL)	112,500	2,251,509
Target Corp.	60,300	3,015,000

		10,309,089

Oil, Gas & Consumable Fuels—3.6%
EOG Resources, Inc.	71,800	6,408,150
Exxon Mobil Corp.	95,316	8,930,156
Murphy Oil Corp.	52,200	4,428,648
Total S.A. (EUR)	146,300	12,123,530

		31,890,484

Pharmaceuticals—2.4%
Allergan, Inc.	127,600	8,197,024
Merck & Co., Inc.	74,100	4,305,951
Roche Holding AG (CHF)	21,100	3,631,456
Schering-Plough Corp.	169,100	4,504,824

		20,639,255

Semiconductors & Semiconductor Equipment—1.5%
Intel Corp.	179,100	4,774,806
Marvell Technology Group, Ltd. (a)	409,500	5,724,810
Maxim Integrated Products, Inc.	89,600	2,372,608

		12,872,224

Software—6.1%
Amdocs, Ltd. (a)	161,300	5,560,011
Electronic Arts, Inc. (a)	146,005	8,528,152
Microsoft Corp.	675,200	24,037,120
Nintendo Co., Ltd. (JPY)	24,800	15,055,914

		53,181,197

Specialty Retail—0.3%
Bed Bath & Beyond, Inc. (a)	95,200	2,797,928

Trading Companies & Distributors—0.2%
Fastenal Co. (b)	49,400	1,996,748

Wireless Telecommunication Services—5.4%
American Tower Corp. (Class A) (a)	241,700	10,296,420
América Movil S.A. de C.V. (ADR)	202,800	12,449,892
Crown Castle International Corp. (a)	272,000	11,315,200

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of December 31, 2007

Common Stock—(Continued)

Security Description	Shares	Value*

Wireless Telecommunication Services—(Continued)
Leap Wireless International, Inc. (a) (b)	41,900	$1,954,216
MetroPCS Communications, Inc. (a)	81,700	1,589,065
Rogers Communications, Inc. (Class B)	210,800	9,538,700

		47,143,493

Total Common Stock (Identified Cost $748,898,921)		853,060,580

Short Term Investments—6.0%

Mutual Funds—6.0%
State Street Navigator Securities Lending Prime Portfolio (c)	27,150,483	27,150,483
T. Rowe Price Reserve Investment Fund (d)	25,468,225	25,468,225

Total Short Term Investments (Identified Cost $52,618,708)		52,618,708

Total Investments—103.3% (Identified Cost $801,517,629) (e)		905,679,288
Liabilities in excess of other assets		(29,050,736)

Total Net Assets—100%		$876,628,552

(a)	Non-Income Producing.
(b)	A portion or all of the security was held on loan. As of December 31, 2007, the market value of securities loaned was $26,312,259 and the collateral received consisted of cash in the amount of $27,150,483. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	Affiliated Issuer. See below.
(e)	The aggregate cost of investments for federal income tax purposes as of December 31, 2007 was $804,710,197 and the composition of unrealized appreciation and depreciation of investment securities was $126,211,577 and $(25,242,486), respectively.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(GDR)—	Global Depository Receipt.
(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CHF)—	Swiss Franc
(EUR)—	Euro
(GBP)—	British Pound
(JPY)—	Japanese Yen
(ZAR)—	South African Rand

Affiliated Issuer

Security Description	Number of Shares Held at 12/31/2006	Shares Purchased Since 12/31/2006	Shares Sold Since 12/31/2006	Number of Shares Held at 12/31/2007	Realized Gain/Loss on Shares Sold	Income for Year Ended 12/31/2007
T. Rowe Price Reserve Investment Fund	27,238,060	228,049,800	(229,819,635)	25,468,225	$0	$1,209,686

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Statement of Assets & Liabilities

December 31, 2007

Assets
Investments at value (a) (c)		$905,679,288
Cash		10,192
Foreign cash at value (b)		762,204
Receivable for:
Securities sold		1,568,140
Fund shares sold		489,634
Accrued interest and dividends		821,018
Foreign taxes		14,815

Total Assets		909,345,291
Liabilities
Payable for:
Securities purchased	$4,533,468
Fund shares redeemed	456,228
Withholding taxes	6,988
Collateral for securities loaned	27,150,483
Accrued expenses:
Management fees	434,978
Service and distribution fees	66,317
Other expenses	68,277

Total Liabilities		32,716,739

Net Assets		$876,628,552

Net assets consists of:
Capital paid in		$731,464,896
Undistributed net investment income		3,618,628
Accumulated net realized gains		37,375,223
Unrealized appreciation on investments and foreign currency		104,169,805

Net Assets		$876,628,552

Computation of offering price:
Class A
Net asset value and redemption price per share ($552,460,460 divided by 33,530,794 shares outstanding)		$16.48

Class B
Net asset value and redemption price per share ($292,019,053 divided by 17,808,072 shares outstanding)		$16.40

Class E
Net asset value and redemption price per share ($32,149,039 divided by 1,957,953 shares outstanding)		$16.42

(a) Identified cost of investments		$801,517,629

(b) Identified cost of foreign cash		$755,575

(c)	Includes cash collateral for securities loaned of $27,150,483.

Statement of Operations

For the Year Ended December 31, 2007

Investment Income
Dividends		$8,897,574	(a)
Interest		1,240,281	(b)

		10,137,855
Expenses
Management fees	$4,714,924
Service and distribution fees—Class B	713,660
Service and distribution fees—Class E	47,110
Directors’ fees and expenses	23,669
Custodian	201,484
Audit and tax services	31,737
Legal	8,920
Printing	265,686
Insurance	7,814
Miscellaneous	14,433

Total expenses	6,029,437
Expense reductions	(26,866)
Management fee waivers	(131,936)	5,870,635

Net Investment Income		4,267,220

Realized and Unrealized Gain
Realized gain (loss) on:
Investments—net	40,004,302
Futures contracts—net	550,621
Foreign currency transactions—net	(362,900)	40,192,023

Change in unrealized appreciation on:
Investments—net	21,451,180
Foreign currency transactions—net	4,982	21,456,162

Net gain		61,648,185

Net Increase in Net Assets From Operations		$65,915,405

(a)	Net of foreign taxes of $256,557.
(b)	Includes net income on securities loaned of $32,640.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2007	Year ended December 31, 2006
From Operations
Net investment income	$4,267,220	$2,730,623
Net realized gain	40,192,023	29,235,537
Unrealized appreciation	21,456,162	36,515,240

Increase in net assets from operations	65,915,405	68,481,400

From Distributions to Shareholders
Net investment income
Class A	(2,029,262)	(937,824)
Class B	(535,551)	(122,146)
Class E	(92,499)	(58,204)

	(2,657,312)	(1,118,174)

Net realized gain
Class A	(4,030,340)	0
Class B	(2,470,445)	0
Class E	(275,570)	0

	(6,776,355)	0

Total distributions	(9,433,667)	(1,118,174)

Increase in net assets from capital share transactions	136,440,858	245,680,812

Total increase in net assets	192,922,596	313,044,038

Net Assets
Beginning of the period	683,705,956	370,661,918

End of the period	$876,628,552	$683,705,956

Undistributed Net Investment Income
End of the period	$3,618,628	$2,611,080

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2007		Year ended December 31, 2006
	Shares	$	Shares	$
Class A
Sales	18,615,964	$299,429,944	12,750,061	$182,472,112
Reinvestments	381,587	6,059,602	66,797	937,824
Redemptions	(8,709,171)	(140,654,691)	(6,976,649)	(98,380,759)

Net increase	10,288,380	$164,834,855	5,840,209	$85,029,177

Class B
Sales	4,092,070	$65,765,107	19,382,686	$271,687,508
Reinvestments	189,773	3,005,996	8,725	122,146
Redemptions	(6,126,259)	(96,631,962)	(7,620,165)	(109,090,213)

Net increase (decrease)	(1,844,416)	$(27,860,859)	11,771,246	$162,719,441

Class E
Sales	620,754	$10,039,787	470,996	$6,622,128
Reinvestments	23,222	368,069	4,157	58,204
Redemptions	(679,344)	(10,940,994)	(629,144)	(8,748,138)

Net decrease	(35,368)	$(533,138)	(153,991)	$(2,067,806)

Increase derived from capital share transactions		$136,440,858		$245,680,812

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Financial Highlights

	Class A
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$15.27	$13.53	$12.77	$11.64	$8.91

Income From Investment Operations
Net investment income	0.10 (a)	0.09 (a)	0.05	0.08	0.03
Net realized and unrealized gain on investments	1.32	1.70	0.78	1.07	2.71

Total from investment operations	1.42	1.79	0.83	1.15	2.74

Less Distributions
Distributions from net investment income	(0.07)	(0.05)	(0.07)	(0.02)	(0.01)
Distributions from net realized capital gains	(0.14)	0.00	0.00	0.00	0.00

Total distributions	(0.21)	(0.05)	(0.07)	(0.02)	(0.01)

Net Asset Value, End of Period	$16.48	$15.27	$13.53	$12.77	$11.64

Total Return (%)	9.4	13.2	6.6	9.9	30.8
Ratio of operating expenses to average net assets before expense reductions (%)	0.66	0.68	0.71	0.74	0.79
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.65	0.68	0.70	0.73	0.77
Ratio of operating expenses to average net assets without giving effect to the management fee waiver would have been (%) (c)	0.67	0.70	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	0.64	0.65	0.44	0.68	0.28
Portfolio turnover rate (%)	61	55	35	37	37
Net assets, end of period (000)	$552,460	$354,798	$235,513	$198,913	$172,315

	Class B
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$15.19	$13.47	$12.72	$11.60	$8.88

Income From Investment Operations
Net investment income	0.06 (a)	0.05 (a)	0.01	0.05	0.01
Net realized and unrealized gain on investments	1.32	1.68	0.79	1.08	2.72

Total from investment operations	1.38	1.73	0.80	1.13	2.73

Less Distributions
Distributions from net investment income	(0.03)	(0.01)	(0.05)	(0.01)	(0.01)
Distributions from net realized capital gains	(0.14)	0.00	0.00	0.00	0.00

Total distributions	(0.17)	(0.01)	(0.05)	(0.01)	(0.01)

Net Asset Value, End of Period	$16.40	$15.19	$13.47	$12.72	$11.60

Total Return (%)	9.2	12.9	6.3	9.7	30.8
Ratio of operating expenses to average net assets before expense reductions (%)	0.91	0.93	0.96	0.99	1.04
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.90	0.93	0.95	0.98	1.02
Ratio of operating expenses to average net assets without giving effect to the management fee waiver would have been (%) (c)	0.92	0.95	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	0.39	0.34	0.20	0.93	0.06
Portfolio turnover rate (%)	61	55	35	37	37
Net assets, end of period (000)	$292,019	$298,582	$106,181	$48,955	$325

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(c)	See Note 4 in the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Financial Highlights

	Class E
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$15.21	$13.49	$12.73	$11.61	$8.90

Income From Investment Operations
Net investment income	0.08 (a)	0.07 (a)	0.04	0.06	0.01
Net realized and unrealized gain on investments	1.32	1.68	0.77	1.08	2.71

Total from investment operations	1.40	1.75	0.81	1.14	2.72

Less Distributions
Distributions from net investment income	(0.05)	(0.03)	(0.05)	(0.02)	(0.01)
Distributions from net realized capital gains	(0.14)	0.00	0.00	0.00	0.00

Total distributions	(0.19)	(0.03)	(0.05)	(0.02)	(0.01)

Net Asset Value, End of Period	$16.42	$15.21	$13.49	$12.73	$11.61

Total Return (%)	9.3	13.0	6.4	9.8	30.6
Ratio of operating expenses to average net assets before expense reductions (%)	0.81	0.83	0.86	0.89	0.94
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.80	0.83	0.85	0.88	0.92
Ratio of operating expenses to average net assets without giving effect to the management fee waiver would have been (%) (c)	0.82	0.85	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	0.50	0.51	0.29	0.56	0.14
Portfolio turnover rate (%)	61	55	35	37	37
Net assets, end of period (000)	$32,149	$30,325	$28,968	$27,341	$16,646

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(c)	See Note 4 in the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2007

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The T. Rowe Price Large Cap Growth Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

MSF-12

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2007—(Continued)

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated day-to-day responsibility for valuing Portfolio assets to the subadviser of the Portfolio, who values such assets as described above and operates under procedures approved by the Board.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

MSF-13

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2007—(Continued)

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Options:

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

As of December 31, 2007, the Portfolio had no capital loss carryovers.

MSF-14

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2007—(Continued)

The tax character of distributions paid for the periods ended December 31, 2007 and 2006 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2007	2006	2007	2006	2007	2006	2007	2006
$2,657,312	$1,118,174	$6,776,355	$—	$—	$—	$9,433,667	$1,118,174

As of December 31, 2007, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation	Loss Carryforwards	Total
$11,906,813	$34,021,160	$100,977,239	$—	$146,905,212

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

Expense Reductions:

Certain Portfolio trades are directed to brokers who paid a portion of the Portfolio’s expenses. Amounts paid for the Portfolio are shown as expense reductions in the Statement of Operations.

3.	INVESTMENT TRANSACTIONS:

For the year ended December 31, 2007, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$0	$589,657,084	$0	$461,803,132

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2007	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
$4,714,924	0.650%	Of the first $50 million
	0.600%	On amounts in excess of $50 million

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. T. Rowe Price Associates, Inc. (“T. Rowe Price”) is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

MSF-15

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2007—(Continued)

Management Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2007 to April 30, 2008, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio at the annual rate of 0.015% of the first $50 million of the Portfolio’s average daily net assets. Amounts waived for the year ended December 31, 2007 are shown as management fee waivers in the Statement of Operations.

Effective February 17, 2005, T. Rowe Price agreed to a voluntary subadvisory fee waiver that applies if (i) assets under management by T. Rowe Price for the Fund and Met Investor Series Trust (“MIST”), in the aggregate, exceed $750,000,000, (ii) T. Rowe Price subadvises three or more portfolios of the Fund and MIST in the aggregate, and (iii) at least one of those portfolios is a large cap domestic equity portfolio.

If the aforementioned conditions are met, T. Rowe Price will waive its subadvisory fee paid by MetLife Advisers by 5% for combined Fund and MIST average daily net assets over $750,000,000, 7.5% for the next $1,500,000,000 of combined assets, and 10% for amounts over $3,000,000,000. Any amounts waived pursuant to this subadvisory fee waiver will be allocated with respect to the Fund and MIST portfolios in proportion to such portfolios’ net assets. MetLife Advisers has voluntarily agreed to reduce its advisory fee for T. Rowe Price Large Cap Growth and T. Rowe Price Small Cap Growth by the amount waived (if any) by T. Rowe Price for the relevant Portfolio(s) pursuant to this voluntary subadvisory fee waiver. Because these fee waivers are voluntary, and not contractual, they may be discontinued by T. Rowe Price and MetLife Advisers at any time. Amounts waived for the year ended December 31, 2007 are shown as management fee waivers in the Statement of Operations of the respective Portfolios.

Service and Distribution Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing, the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the year ended December 31, 2007 are shown as Service and Distribution fees in the Statement of Operations.

5.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolios’ behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Portfolio receives 80% of the annual net income from securities lending transactions, which is included in interest income of the Portfolio. The remaining 20% is paid to the custodian as compensation for its securities lending services. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. Any outstanding loans by the Portfolio at December 31, 2007 are footnoted in the Schedule of Investments.

6.	REGULATORY MATTERS:

As previously reported, in May 2004, General American received a Wells Notice stating that the SEC staff was considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws against General American with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through General American. General American responded to the SEC staff and cooperated with the investigation. On August 9, 2007, the SEC announced that it had settled an enforcement action regarding late trading against General American with, among other things, General American agreeing to pay a civil penalty and to comply with certain undertakings. General American

MSF-16

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2007—(Continued)

consented to the SEC’s order without admitting or denying the findings. MetLife Advisers has also advised the Fund’s Board of Directors that, while certain exceptions to the Fund’s policies have been noted, no situations have been identified that would have a material impact on the financial position of the Fund.

7.	RECENT ACCOUNTING PRONOUNCEMENTS:

Effective June 29, 2007, the Fund implemented Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109” (“FIN 48”). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Fund, and has determined that the adoption of FIN 48 does not have a material impact on the Fund’s financial statements. The Fund files U.S. tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s tax returns remains open for the years ended December 31, 2004 through December 31, 2006.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

MSF-17

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of the Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the T. Rowe Price Large Cap Growth Portfolio, one of the portfolios constituting the Metropolitan Series Fund, Inc. (the “Fund”) as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the T. Rowe Price Large Cap Growth Portfolio of the Metropolitan Series Fund, Inc. as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 21, 2008

MSF-18

Metropolitan Series Fund, Inc.

Directors and Officers

The Fund’s Directors review actions of the Fund’s investment adviser and subadvisers, and decide upon matters of general policy. The Fund’s officers supervise the daily business operations of the Fund. The Board of Directors and the Fund’s officers are listed below. Each Director is responsible for overseeing all 36 Portfolios of the Fund. There is no limit to the term a Director may serve. Directors serve until their resignation, retirement or removal in accordance with the Fund’s organizational documents and policies adopted by the Board from time to time. Officers hold office at the pleasure of the Board or until the election or appointment and the qualification of a successor. The address of the directors and officers is c/o Metropolitan Series Fund, Inc., 501 Boylston Street, Boston, MA 02116.

Interested Directors(1)

Each Director below is an “interested person” (as defined by the 1940 Act) with respect to the Fund in that Ms. Forget is an employee of MetLife and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Elizabeth M. Forget Age: 41	Director, Chairman of the Board, President and Chief Executive Officer	2006	Senior Vice President (since 2007), MetLife, Inc.; President, Met Investors Advisory, LLC (“MIA”); Trustee and President, Met Investors Series Trust (“MIST”); Executive Vice President, MetLife Investors Group, Inc.; President (since 2006), MetLife Advisers.	81

Arthur G. Typermass Age: 70	Director	1998	Formerly, Senior Vice President and Treasurer, MetLife.	37

Non-Interested Directors(1)

Each Director below is not an “interested person” (as defined by the 1940 Act) with respect to the Fund (collectively, the “Independent Directors”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† Age: 70	Director	1985	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	37

Linda B. Strumpf Age: 60	Director	2000	Vice President and Chief Investment Officer, Ford Foundation.	37

Michael S. Scott Morton† Age: 70	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, MIT.	37

H. Jesse Arnelle Age: 74	Director	2001	Formerly, Counsel, Womble Carlyle Sandrie & Rice; Director, Textron Inc. (global multi-industry company)*; formerly, Director, Gannet Co. Inc. (diversified news and information company)*; formerly, Director, Eastman Chemical Company (global chemical company)*; formerly, Director, Waste Management, Inc.*; formerly, Director, Armstrong Holdings Inc. (parent company of floor and ceiling products business)*; formerly, Director, FPL Group Inc. (public utility holding company)*; Director, URS Corporation (engineering design services firm)*.	37

Nancy Hawthorne Age: 56	Director	2003	Director, Avid Technologies (computer software company)*; formerly, Chairman of the Board of Avid Technologies; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Chief Executive Officer, Clerestory LLC (corporate financial advisor); formerly, Trustee, New England Zenith Fund (“Zenith Fund”)**; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company )*.	37

MSF-19

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
John T. Ludes Age: 71	Director	2003	President, LFP Properties (consulting firm); Formerly, Trustee, Zenith Fund**; formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	37

Officers(1)

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey P. Halperin	40	Chief Compliance Officer	2006	Vice President (since 2006), Corporate Ethics and Compliance Department, MetLife, Inc.; Chief Compliance Officer (since 2006), MetLife Advisers, MIA and MIST.

John F. Guthrie, Jr.	64	Senior Vice President	2002	Manager and Senior Vice President, MetLife Advisers; Vice President, MetLife; Vice President (since 2003), MetLife Group, Inc.; Vice President, NELICO; Vice President (since 2005), MIA; formerly, Senior Vice President, Zenith Fund**.

Alan C. Leland	55	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Treasurer (since 2005), Met Investors Advisory, LLC; Vice President (since 2004), MIA; Vice President (since 2003), MetLife Group, Inc.; Vice President, MetLife; Senior Vice President, NELICO

Peter Duffy	52	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers (since 1998); Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife Group, Inc.; formerly, Vice President and Treasurer, Zenith Fund**.

Thomas M. Lenz	49	Vice President and Secretary	2002	General Counsel and Secretary, MetLife Advisers; Assistant General Counsel, MetLife; formerly, Vice President and Secretary, Zenith Fund**.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
**	The Zenith Fund deregistered with the Securities and Exchange Commission (“SEC”) in 2004.
(†)	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the “State Street Research Funds”).
(1)	Each Director of the Fund also serves as trustee of Metropolitan Series Fund II (“Met Series Fund II”), a registered investment company advised by MetLife Advisers. Each officer of the Fund serves in the same position with Met Series Fund II, which consists of one portfolio.
(2)	Previous positions during the past five years with the Fund, MIST, MetLife, MetLife Advisers, MIA, Zenith Fund, NELICO or New England Securities Corporation are omitted if not materially different.
(3)	The Fund Complex includes the Fund (36 portfolios), Met Series Fund II (1 portfolio) and MIST (44 portfolios)

MSF-20

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Fund’s Contract Review Committees of the Board of Directors (the “Board”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (collectively, the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals at the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers, the Fund’s investment adviser, and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through the subadvisers’ responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies and the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (viii) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (ix) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (x) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xi) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee on September 12, 2007, the Board, at its November 15, 2007 meeting, approved the continuation through December 31, 2008 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio of the Fund. The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the establishment of the investment strategies of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of Subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of

MSF-21

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ recommendations regarding reductions in Fee rates, implementation of Fee breakpoints and institution of Fee waivers and expense caps.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and their affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

MSF-22

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution, brokerage and transfer agency services to the Portfolios, and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2008.

MSF-23

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2007 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-24

Metropolitan Series Fund, Inc. T. Rowe Price Small Cap Growth Portfolio Annual Report	December 31, 2007

Letter from the President

February 1, 2008

Letter to Policy Holders:

2007 was a tumultuous year in the financial markets driven by concerns in the credit markets surrounding sub-prime mortgages and fears of recession in the U.S. Economy. The broad markets were mixed, with the Dow Jones Industrial Average up 8.9% and the MSCI EAFE Index, which measures the performance of international equities, up 11.2% for the year, while the Russell 2000 Index, which measures the performance of small capitalization stocks, was down 1.6%.

In the fixed income markets, credit spreads increased as a result of the pressure from sub-prime mortgage crisis and the Federal Reserve lowered interest rates by a total of 1% during the year. The Lehman Brothers Aggregate Bond Index posted a 7.0% return for the year.

On the following pages, you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth Forget

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the year ended December 31, 2007, the Class A shares of the T. Rowe Price Small Cap Growth Portfolio returned 9.9%, compared to its benchmark, the Morgan Stanley Capital International (MSCI) Small Cap Growth Index1, which returned 9.7%. The average return of its peer group, the Lipper Variable Insurance Products Small-Cap Growth Funds Universe2, was 9.1% over the same period.

PORTFOLIO REVIEW

The Portfolio modestly outperformed the MSCI Small Cap Growth Index in 2007. Relative to the index, outperformance was largely a result of stock selection among financial shares; information technology, healthcare, and consumer discretionary shares were other notable contributors. Stock selection in the industrials and business services sector was by far the leading detractor from relative results.

Stocks hit record highs during 2007, before the housing, credit, and liquidity crises ultimately brought the market rally to a halt. For the year, small-cap stocks generally produced negative returns and lagged large and mid-cap stocks, while growth beat value across all capitalization ranges. In the MSCI Small Cap Growth Index, the materials sector performed best (up 39%), followed by energy (up 28%). Utilities also put up excellent returns (gaining 23%), but since it makes up less than 1% of the index, its impact was small. The financial sector (down 14%) was by far the worst performer for the year. Consumer discretionary (down about 4%) was the only other sector to have negative returns.

Stock selection among financials shares was the key source of strength for the Portfolio, led by holdings in diversified financial services firms and commercial banks. In addition, it helped to be underweight in consumer finance and real estate investment trusts. The leading contributors in this area were asset manager Affiliated Managers Group and energy trader IntercontinentalExchange. These stocks benefited from the gains and volatility of 2007 in financial and commodity markets, respectively.

Good stock selection drove relative results in the information technology sector, led by holdings in the IT services and electronic equipment industry segments. In IT services, electronic payments processor CyberSource was a leading contributor as a result of soaring revenues, a positive outlook, and the expected divestiture of an underperforming business unit. That said, the largest contributor in the sector was in the electronic equipment segment. Here FLIR Systems, a maker of infrared camera equipment used by the military, beat estimates and provided a positive outlook. Software firm Taleo was another notable contributor, reporting rapid growth and profit gains in its corporate recruiting and tracking software business.

In the consumer discretionary sector, stock picks helped most in the specialty retail, internet & catalog retail and media segments. A leading contributor in this space was priceline.com, which enjoyed growth in its international business and acquired overseas assets. Electronic game retailer GameStop was the overall top contributor on the strength of an increase in sales driven by new hardware and software gaming cycles.

Within the industrials and business services sector; stock picks in the commercial services and supplies and airfreight and logistics industries were leading sources of weakness. In the commercial services industry, overweight positions in Corporate Executive Board, Resources Connection and Kenexa detracted because slower economic growth and a more difficult business environment took the wind out of the sails of corporate consulting firms. These stocks were the largest detractors for the entire Portfolio for the year. In addition, freight logistics company UTi Worldwide saw its stock fall to a three-year low late in 2007 after losing Wal-Mart as a customer. UTi was the number-two detractor for the year.

An underweight position in materials stocks, the best-performing segment of the benchmark, also detracted from relative returns. Telecommunication services was the only other sector to detract from relative results, due to stock selection. In this sector, Leap Wireless International was the leading detractor from relative performance after restating earnings and giving poor guidance, while rejecting the buyout offer of MetroPCS.

* The views expressed above are those of the subadvisory firm as of December 31, 2007 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

1 The Morgan Stanley Capital International (MSCI) Small Cap Growth Index represents the growth companies of the MSCI Small Cap 1750 Index. (The MSCI US Small Cap 1750 Index represents the universe of small capitalization companies in the US equity market).

2 The Lipper Variable Insurance Products Fund Average is an average of the total return performance (calculated on the basis of net asset value) of variable product funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-2

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO

THE MSCI SMALL CAP GROWTH INDEX

Average Annual Returns as of December 31, 2007

	T. Rowe Price Small Cap Growth Portfolio			MSCI Small Cap Growth Index
	Class A	Class B	Class E
1 Year	9.9%	9.5%	9.7%	9.7%
5 Year	14.7	14.5	14.5	18.5
10 Year	4.8	—	—	8.5
Since Inception	—	13.1	5.1	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 3/3/97, 7/30/02 and 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of December 31, 2007

Top Holdings

% of Total Net Assets
FLIR Systems, Inc.	1.1%
Actuant Corp.	1.1%
Stericycle, Inc.	1.0%
Affiliated Managers Group, Inc.	1.0%
Respironics, Inc.	0.9%
SBA Communications Corp.	0.8%
Priceline.com, Inc.	0.8%
Informatica Corp.	0.8%
Mettler-Toledo International, Inc.	0.8%
Cabot Oil & Gas Corp.	0.7%

Top Sectors

% of Total Market Value
Information Technology	24.6%
Health Care	19.1%
Industrials & Business Services	16.0%
Consumer Discretionary	14.0%
Energy	10.5%
Materials	5.0%
Financials	4.9%
Consumer Staples	2.8%
Telecommunication Services	2.1%
Cash/Other	1.0%

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2007 through December 31, 2007.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period* July 1, 2007 to December 31, 2007
T. Rowe Price Small Cap Growth—Class A	Actual	0.59%	$1,000.00	$980.70	$2.95
	Hypothetical	0.59%	$1,000.00	$1,022.20	$3.01

T. Rowe Price Small Cap Growth—Class B	Actual	0.84%	$1,000.00	$979.10	$4.19
	Hypothetical	0.84%	$1,000.00	$1,020.92	$4.28

T. Rowe Price Small Cap Growth—Class E	Actual	0.74%	$1,000.00	$979.80	$3.69
	Hypothetical	0.74%	$1,000.00	$1,021.43	$3.77

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 4 to the Financial Statements.

MSF-4

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2007

Common Stock—99.0% of Total Net Assets

Security Description	Shares	Value*

Aerospace & Defense—2.0%
Alliant Techsystems, Inc. (a)	13,300	$1,513,008
BE Aerospace, Inc. (a)	19,500	1,031,550
Ceradyne, Inc. (a) (b)	37,800	1,773,954
DRS Technologies, Inc.	17,079	926,877
Teledyne Technologies, Inc. (a)	28,200	1,503,906
TransDigm Group, Inc. (a)	15,800	713,686

		7,462,981

Air Freight & Logistics—0.8%
HUB Group, Inc. (Class A) (a)	26,300	699,054
UTi Worldwide, Inc.	116,200	2,277,520

		2,976,574

Airlines—0.2%
SkyWest, Inc.	27,400	735,690

Auto Components—0.4%
Drew Industries, Inc. (a) (b)	19,100	523,340
Gentex Corp. (b)	56,100	996,897

		1,520,237

Automobiles—0.4%
Thor Industries, Inc. (b)	34,900	1,326,549

Beverages—0.6%
Boston Beer, Inc. (a) (b)	31,900	1,201,035
Hansen Natural Corp. (a) (b)	26,400	1,169,256

		2,370,291

Biotechnology—4.8%
Acadia Pharmaceuticals, Inc. (a) (b)	14,900	164,943
Alexion Pharmaceuticals, Inc. (a) (b)	21,000	1,575,630
Alkermes, Inc. (a)	50,800	791,972
Alnylam Pharmaceuticals, Inc. (a) (b)	7,900	229,732
Array Biopharma, Inc. (a) (b)	16,200	136,404
BioMarin Pharmaceutical, Inc. (a)	62,400	2,208,960
Cubist Pharmaceuticals, Inc. (a)	19,500	399,945
deCODE genetics, Inc. (a) (b)	72,600	267,168
Human Genome Sciences, Inc. (a) (b)	52,200	544,968
Incyte Corp. (a) (b)	88,000	884,400
Isis Pharmaceuticals, Inc. (a) (b)	10,800	170,100
Lexicon Pharmaceuticals, Inc. (a)	44,400	134,532
Lifecell Corp. (a) (b)	9,500	409,545
Martek Biosciences Corp. (a) (b)	10,200	301,716
Medarex, Inc. (a) (b)	49,400	514,748
Myriad Genetics, Inc. (a) (b)	20,200	937,684
Onyx Pharmaceuticals, Inc. (a)	23,800	1,323,756
OSI Pharmaceuticals, Inc. (a) (b)	22,300	1,081,773
PDL BioPharma, Inc. (a)	81,800	1,433,136
Pharmion Corp. (a)	13,900	873,754
Regeneron Pharmaceuticals, Inc. (a) (b)	25,800	623,070
Rigel Pharmaceuticals, Inc. (a) (b)	29,500	749,005
Seattle Genetics, Inc. (a) (b)	25,300	288,420
Senomyx, Inc. (a) (b)	58,200	435,918

Security Description	Shares	Value*

Biotechnology—(Continued)
Theravance, Inc. (a) (b)	17,300	$337,350
United Therapeutics Corp. (a)	8,400	820,260

		17,638,889

Capital Markets—2.3%
Affiliated Managers Group, Inc. (a) (b)	32,249	3,787,968
Cohen & Steers, Inc. (b)	9,500	284,715
GFI Group, Inc. (a) (b)	9,100	871,052
Greenhill & Co., Inc. (b)	32,600	2,167,248
Knight Capital Group, Inc. (a)	26,600	383,040
optionsXpress Holdings, Inc. (b)	23,800	804,916
Penson Worldwide, Inc. (a)	15,400	220,990

		8,519,929

Chemicals—2.9%
Airgas, Inc.	35,200	1,834,272
CF Industries Holdings, Inc.	17,000	1,871,020
Hercules, Inc.	44,500	861,075
Koppers Holdings, Inc.	19,900	860,476
Nalco Holding Co.	86,100	2,081,898
Terra Industries, Inc. (a)	42,500	2,029,800
The Scotts Miracle-Gro Co.	25,300	946,726

		10,485,267

Commercial Banks—0.8%
Boston Private Financial Holdings, Inc.	28,100	760,948
Pinnacle Financial Partners, Inc. (a) (b)	11,000	279,620
SVB Financial Group (a) (b)	13,900	700,560
UCBH Holdings, Inc. (b)	71,800	1,016,688

		2,757,816

Commercial Services & Supplies—4.6%
Administaff, Inc. (b)	21,000	593,880
ChoicePoint, Inc. (a)	29,633	1,079,234
Heidrick & Struggles International, Inc.	17,800	660,558
Huron Consulting Group, Inc. (a)	6,700	540,221
IHS, Inc. (a)	17,700	1,071,912
Kenexa Corp. (a) (b)	37,800	734,076
Knoll, Inc.	15,500	254,665
Korn/Ferry International (a)	25,600	481,792
Navigant Consulting, Inc. (a) (b)	22,700	310,309
Resources Connection, Inc. (a)	81,600	1,481,856
Stericycle, Inc. (a)	64,200	3,813,480
The Advisory Board Co. (a) (b)	35,400	2,272,326
The Corporate Executive Board Co. (b)	30,300	1,821,030
Waste Connections, Inc. (a)	57,300	1,770,570

		16,885,909

Communications Equipment—3.3%
Adtran, Inc.	43,100	921,478
Avocent Corp. (a)	19,025	443,473
Blue Coat Systems, Inc. (a)	18,300	601,521
CommScope, Inc. (a)	38,600	1,899,506
Comtech Telecommunications Corp. (a)	37,000	1,998,370

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2007

Common Stock—(Continued)

Security Description	Shares	Value*

Communications Equipment—(Continued)
Dycom Industries, Inc. (a) (b)	22,300	$594,295
F5 Networks, Inc. (a)	69,700	1,987,844
Foundry Networks, Inc. (a)	66,700	1,168,584
Netgear, Inc. (a) (a)	18,300	652,761
Plantronics, Inc. (b)	25,700	668,200
Polycom, Inc. (a)	41,493	1,152,675

		12,088,707

Computers & Peripherals—0.2%
Intermec, Inc. (a) (b)	13,800	280,278
Palm, Inc. (a) (b)	84,000	532,560

		812,838

Construction & Engineering—1.0%
Foster Wheeler, Ltd.	10,400	1,612,208
Perini Corp. (a)	11,400	472,188
Quanta Services, Inc. (a) (b)	59,224	1,554,038

		3,638,434

Construction Materials—0.2%
Eagle Materials, Inc. (b)	17,200	610,256

Containers & Packaging—0.7%
Crown Holdings, Inc.	68,400	1,754,460
Greif, Inc.	12,500	817,125

		2,571,585

Diversified Consumer Services—2.5%
Bright Horizons Family Solutions, Inc. (a)	45,000	1,554,300
DeVry, Inc.	45,200	2,348,592
ITT Educational Services, Inc. (a)	27,400	2,336,398
Matthews International Corp.	22,600	1,059,262
Sotheby’s Holdings, Inc. (Class A) (b)	30,200	1,150,620
Steiner Leisure, Ltd. (a) (b)	12,700	560,832

		9,010,004

Diversified Financial Services—0.1%
MSCI, Inc. (a)	8,800	337,920

Diversified Telecommunication Services—0.7%
Cbeyond, Inc. (a)	23,900	931,861
Cogent Communications Group, Inc. (a)	22,700	538,217
Time Warner Telecom, Inc. (Class A) (a) (b)	60,600	1,229,574

		2,699,652

Electrical Equipment—1.9%
Ametek, Inc. (a)	44,100	2,065,644
General Cable Corp. (b)	26,100	1,912,608
II-VI, Inc. (a) (b)	43,300	1,322,815
Thomas & Betts Corp. (a)	30,300	1,485,912

		6,786,979

Security Description	Shares	Value*

Electronic Equipment & Instruments—4.0%
CyberOptics Corp. (a) (b)	103,937	$1,247,244
Dolby Laboratories, Inc. (Class A) (a)	43,600	2,167,792
FLIR Systems, Inc. (a) (b)	130,000	4,069,000
Itron, Inc. (a) (b)	13,500	1,295,595
Mettler-Toledo International, Inc. (a)	25,700	2,924,660
Orbotech, Ltd. (a)	31,900	559,845
Rofin-Sinar Technologies, Inc. (a)	17,600	846,736
Trimble Navigation, Ltd. (a)	23,100	698,544
TTM Technologies, Inc. (a)	57,400	669,284

		14,478,700

Energy Equipment & Services—6.3%
Atwood Oceanics, Inc. (a)	14,800	1,483,552
Core Laboratories NV (a) (b)	21,500	2,681,480
Dresser-Rand Group, Inc. (a)	41,900	1,636,195
Global Industries, Inc. (a)	90,500	1,938,510
Helix Energy Solutions Group, Inc. (a) (b)	56,300	2,336,450
Helmerich & Payne, Inc.	48,600	1,947,402
ION Geophysical Corp. (a) (b)	49,200	776,376
NATCO Group, Inc. (a)	18,700	1,012,605
Oceaneering International, Inc. (a)	22,800	1,535,580
Oil States International, Inc. (a)	67,900	2,316,748
SEACOR Holdings, Inc. (a) (b)	9,000	834,660
Superior Energy Services, Inc. (a)	42,800	1,473,176
Tetra Technologies, Inc. (a) (b)	60,600	943,542
Unit Corp. (a)	16,000	740,000
W-H Energy Services, Inc. (a)	26,700	1,500,807

		23,157,083

Food & Staples Retailing—0.2%
The Pantry, Inc. (a) (b)	21,200	553,956

Food Products—0.3%
Ralcorp Holdings, Inc. (a)	9,600	583,584
SunOpta, Inc. (a) (b)	39,400	525,990

		1,109,574

Health Care Equipment & Supplies—5.7%
American Medical Systems Holdings, Inc. (a) (b)	28,500	412,110
ArthroCare Corp. (a) (b)	23,200	1,114,760
Edwards Lifesciences Corp. (a)	31,300	1,439,487
Gen-Probe, Inc. (a)	40,900	2,573,837
Hologic, Inc. (a)	22,220	1,525,181
IDEXX Laboratories, Inc. (a)	29,400	1,723,722
Immucor, Inc. (a)	60,650	2,061,493
Integra LifeSciences Holdings (a) (b)	8,500	356,405
Mentor Corp. (b)	11,200	437,920
Meridian Bioscience, Inc.	70,200	2,111,616
ResMed, Inc. (b)	31,000	1,628,430
Respironics, Inc. (a)	50,300	3,293,644
Stereotaxis, Inc. (a) (b)	26,000	317,720
STERIS Corp.	29,700	856,548
Thoratec Corp. (a) (b)	48,300	878,577

		20,731,450

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2007

Common Stock—(Continued)

Security Description	Shares	Value*

Health Care Providers & Services—4.0%
Air Methods Corp. (a)	14,500	$720,215
Amedisys, Inc. (a) (b)	19,033	923,481
Centene Corp. (a)	43,700	1,199,128
Chemed Corp.	26,300	1,469,644
Gentiva Health Services, Inc. (a)	35,500	675,920
HealthExtras, Inc. (a)	36,500	951,920
Healthspring, Inc. (a)	33,900	645,795
Healthways, Inc. (a) (b)	10,200	596,088
inVentiv Health, Inc. (a)	23,900	739,944
LCA-Vision, Inc. (b)	7,800	155,766
LifePoint Hospitals, Inc. (a)	21,900	651,306
Pediatrix Medical Group, Inc. (a)	28,300	1,928,645
PSS World Medical, Inc. (a)	35,400	692,778
Psychiatric Solutions, Inc. (a) (b)	31,700	1,030,250
Sunrise Senior Living, Inc. (a) (b)	19,100	585,988
VCA Antech, Inc. (a)	37,700	1,667,471

		14,634,339

Health Care Technology—0.6%
Cerner Corp. (a)	22,000	1,240,800
Computer Programs & Systems, Inc. (b)	17,900	407,046
Phase Forward, Inc. (a)	20,300	441,525

		2,089,371

Hotels, Restaurants & Leisure—2.7%
BJ’s Restaurants, Inc. (a) (b)	59,500	967,470
Burger King Holdings, Inc.	41,900	1,194,569
Chipotle Mexican Grill, Inc. (a) (b)	14,100	1,735,005
Choice Hotels International, Inc.	18,600	617,520
Monarch Casino & Resort, Inc. (a) (b)	19,000	457,520
Orient-Express Hotels, Ltd. (Class A)	16,800	966,336
Sonic Corp. (a) (b)	67,162	1,470,848
WMS Industries, Inc. (a) (b)	66,750	2,445,720

		9,854,988

Household Durables—0.6%
iRobot Corp. (a) (b)	13,300	240,464
Jarden Corp. (a) (b)	37,800	892,458
Tempur-Pedic International, Inc. (b)	39,500	1,025,815

		2,158,737

Household Products—0.5%
Church & Dwight Co., Inc.	35,000	1,892,450

Insurance—1.5%
HCC Insurance Holdings, Inc.	48,900	1,402,452
Max Capital Group, Ltd.	25,900	724,941
Philadelphia Consolidated Holding Corp. (a)	34,800	1,369,380
StanCorp Financial Group, Inc.	36,600	1,843,908

		5,340,681

Internet & Catalog Retail—1.2%
Blue Nile, Inc. (a) (b)	15,700	1,068,542
Nutri/System, Inc. (a) (b)	16,800	453,264
priceline.com, Inc. (a) (b)	26,100	2,997,846

		4,519,652

Security Description	Shares	Value*

Internet Software & Services—2.2%
CNET Networks, Inc. (a) (b)	139,400	$1,274,116
DealerTrack Holdings, Inc. (a)	27,700	927,119
Digital River, Inc. (a) (b)	22,500	744,075
j2 Global Communications, Inc. (a) (b)	43,200	914,544
SINA Corp. (a) (b)	26,700	1,183,077
ValueClick, Inc. (a)	55,700	1,219,830
Visual Sciences, Inc. (a) (b)	45,000	831,600
Websense, Inc. (a) (b)	63,500	1,078,230

		8,172,591

IT Services—3.4%
CACI International, Inc. (Class A) (a)	30,000	1,343,100
Cybersource Corp. (a) (b)	100,200	1,780,554
Global Payments, Inc.	40,320	1,875,686
Heartland Payment Systems, Inc. (b)	44,500	1,192,600
NCI, Inc. (Class A) (a)	105,200	1,799,972
NeuStar, Inc. (Class A) (a)	26,500	760,020
Perot Systems Corp. (Class A) (a)	83,200	1,123,200
RightNow Technologies, Inc. (a) (b)	76,100	1,206,185
SRA International, Inc. (a)	48,700	1,434,215

		12,515,532

Leisure Equipment & Products—0.5%
Polaris Industries, Inc. (b)	28,600	1,366,222
Pool Corp. (b)	20,625	408,994

		1,775,216

Life Sciences Tools & Services—2.6%
Affymetrix, Inc. (a)	28,100	650,234
Dionex Corp. (a) (b)	5,900	488,874
Exelixis, Inc. (a) (b)	62,700	541,101
Illumina, Inc. (a) (b)	24,500	1,451,870
Invitrogen Corp. (a)	25,100	2,344,591
Parexel International Corp. (a)	26,600	1,284,780
Techne Corp. (a)	23,600	1,558,780
Varian, Inc. (a)	18,300	1,194,990

		9,515,220

Machinery—4.7%
Actuant Corp. (b)	113,600	3,863,536
Bucyrus International, Inc.	15,800	1,570,362
Chart Industries, Inc. (a)	16,200	500,580
Gardner Denver, Inc. (a)	19,200	633,600
Graco, Inc.	26,000	968,760
Kaydon Corp. (b)	33,800	1,843,452
Kennametal, Inc.	22,200	840,492
RBC Bearings, Inc. (a)	27,100	1,177,766
The Manitowoc Co., Inc.	39,800	1,943,434
The Middleby Corp. (b)	12,200	934,764
The Toro Co. (b)	34,900	1,899,956
Wabtec Corp.	25,600	881,664

		17,058,366

Marine—0.1%
Horizon Lines, Inc. (b)	23,000	428,720

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2007

Common Stock—(Continued)

Security Description	Shares	Value*

Media—0.7%
Interactive Data Corp.	23,800	$785,638
John Wiley & Sons, Inc.	21,800	933,912
Marvel Entertainment, Inc. (a) (b)	30,300	809,313

		2,528,863

Metals & Mining—1.2%
Carpenter Technology Corp.	22,400	1,683,808
Cleveland-Cliffs, Inc. (b)	24,100	2,429,280
Steel Dynamics, Inc.	6,600	393,162

		4,506,250

Multiline Retail—0.5%
Big Lots, Inc. (a) (b)	48,300	772,317
Saks, Inc. (a) (b)	44,400	921,744

		1,694,061

Oil, Gas & Consumable Fuels—4.2%
Bill Barrett Corp. (a) (b)	23,700	992,319
Cabot Oil & Gas Corp.	66,900	2,700,753
Denbury Resources, Inc. (a)	40,600	1,207,850
Foundation Coal Holdings, Inc.	36,100	1,895,250
Frontier Oil Corp.	43,500	1,765,230
Mariner Energy, Inc. (a) (b)	51,336	1,174,568
Penn Virginia Corp.	37,800	1,649,214
PetroHawk Energy Corp. (a)	63,400	1,097,454
Plains Exploration & Production Co. (a)	26,400	1,425,600
St. Mary Land & Exploration Co.	33,200	1,281,852

		15,190,090

Personal Products—1.2%
Alberto-Culver Co.	54,200	1,330,068
Chattem, Inc. (a) (b)	14,300	1,080,222
Herbalife, Ltd.	24,800	998,944
NBTY, Inc. (a)	30,800	843,920

		4,253,154

Pharmaceuticals—1.4%
Medicis Pharmaceutical Corp. (a) (b)	55,500	1,441,335
MGI Pharma, Inc. (a)	27,300	1,106,469
Sciele Pharma, Inc. (a)	16,800	343,560
The Medicines Co. (a)	20,300	388,948
Valeant Pharmaceuticals International, Inc.	52,800	632,016
ViroPharma, Inc. (a) (b)	23,300	185,002
Xenoport, Inc. (a)	16,600	927,608

		5,024,938

Real Estate Investment Trusts—0.0%
PS Business Parks, Inc.	2,800	147,140

Real Estate Management & Development—0.3%
Jones Lang LaSalle, Inc.	14,000	996,240

Road & Rail—0.4%
Landstar System, Inc.	31,500	1,327,725

Security Description	Shares	Value*

Semiconductors & Semiconductor Equipment—5.0%
Advanced Energy Industries, Inc. (a)	80,400	$1,051,632
ATMI, Inc. (a)	33,500	1,080,375
Cabot Microelectronics Corp. (a) (b)	13,400	481,194
Cohu, Inc. (b)	40,000	612,000
Cymer, Inc. (a) (b)	42,700	1,662,311
Diodes, Inc. (a) (b)	25,700	772,799
Entegris, Inc. (a)	94,600	816,398
Exar Corp. (a) (b)	38,700	308,439
Integrated Device Technology, Inc. (a)	95,350	1,078,408
Intersil Corp.	41,064	1,005,247
Micrel, Inc. (b)	69,600	588,120
ON Semiconductor Corp. (a) (b)	272,600	2,420,688
Pericom Semiconductor Corp. (a)	27,400	512,380
PMC-Sierra, Inc. (a) (b)	99,900	653,346
Semtech Corp. (a)	70,800	1,098,816
Standard Microsystems Corp. (a)	12,200	476,654
Varian Semiconductor Equipment Associates, Inc. (a)	62,250	2,303,250
Verigy, Ltd. (a)	38,200	1,037,894
Virage Logic Corp. (a)	57,900	483,465

		18,443,416

Software—6.4%
Actuate Corp. (a)	136,800	1,062,936
Ansoft Corp. (a)	34,300	886,655
ANSYS, Inc. (a)	49,400	2,048,124
Blackboard, Inc. (a)	24,000	966,000
Epicor Software Corp. (a) (b)	51,200	603,136
FactSet Research Systems, Inc.	33,900	1,888,230
Fair Isaac Corp. (b)	37,419	1,203,021
Informatica Corp. (a)	165,700	2,985,914
Jack Henry & Associates, Inc.	34,000	827,560
Lawson Software, Inc. (a)	64,600	661,504
Macrovision Corp. (a) (b)	46,400	850,512
MICROS Systems, Inc. (a)	18,000	1,262,880
MicroStrategy, Inc. (Class A) (a)	6,300	599,130
Parametric Technology Corp. (a)	26,100	465,885
Progress Software Corp. (a)	19,800	666,864
Quest Software, Inc. (a)	45,600	840,864
SPSS, Inc. (a) (b)	22,500	807,975
Synopsys, Inc. (a)	32,300	837,539
Taleo Corp. (a)	62,400	1,858,272
THQ, Inc. (a) (b)	41,100	1,158,609
TIBCO Software, Inc. (a)	70,600	569,742
Wind River Systems, Inc. (a)	46,200	412,566

		23,463,918

Specialty Retail—2.9%
A.C. Moore Arts & Crafts, Inc. (a) (b)	74,350	1,022,312
Aeropostale, Inc. (a)	37,650	997,725
GameStop Corp. (Class A) (a)	23,700	1,472,007
Guess?, Inc.	20,100	761,589
Hibbett Sports, Inc. (a) (b)	43,250	864,135
J. Crew Group, Inc. (a)	20,200	973,842
JoS. A. Bank Clothiers, Inc. (a) (b)	12,600	358,470
The Dress Barn, Inc. (a)	26,600	332,766

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2007

Common Stock—(Continued)

Security Description	Shares	Value*

Specialty Retail—(Continued)
The Gymboree Corp. (a)	52,100	$1,586,966
Tractor Supply Co. (a) (b)	26,600	956,004
Zumiez, Inc. (a) (b)	56,800	1,383,648

		10,709,464

Textiles, Apparel & Luxury Goods—1.7%
Deckers Outdoor Corp. (a) (b)	8,800	1,364,528
Fossil, Inc. (a)	34,749	1,458,763
Hanesbrands, Inc. (a)	44,100	1,198,197
Iconix Brand Group, Inc. (a)	49,800	979,068
The Warnaco Group, Inc. (a)	33,200	1,155,360

		6,155,916

Trading Companies & Distributors—0.3%
Beacon Roofing Supply, Inc. (a) (b)	28,200	237,444
MSC Industrial Direct Co., Inc. (Class A)	24,200	979,374

		1,216,818

Wireless Telecommunication Services—1.3%
Leap Wireless International, Inc. (a) (b)	29,000	1,352,560
SBA Communications Corp. (a)	90,700	3,069,288
Syniverse Holdings, Inc. (a)	31,300	487,654

		4,909,502

Total Common Stock (Identified Cost $308,596,772)		361,790,628

Short Term Investments—24.0%
Security Description	Shares	Value*

Mutual Funds—24.0%
State Street Navigator Securities Lending Prime Portfolio (c)	83,992,756	$83,992,756
T. Rowe Price Reserve Investment Fund (d)	3,756,232	3,756,232

Total Short Term Investments (Identified Cost $87,748,988)		87,748,988

Total Investments—123.0% (Identified Cost $396,345,760) (e)		449,539,616
Liabilities in excess of other assets		(84,067,744)

Total Net Assets—100%		$365,471,872

(a)	Non-Income Producing.
(b)	A portion or all of the security was held on loan. As of December 31, 2007, the market value of securities loaned was $ 85,139,164 and the collateral received consisted of cash in the amount of $83,992,756 and non cash collateral with a value of $4,168,255. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	Affiliated Issuer. See below.
(e)	The aggregate cost of investments for federal income tax purposes as of December 31, 2007 was $396,562,614 and the composition of unrealized appreciation and depreciation of investment securities was $77,245,576 and $(24,268,574), respectively.

Affiliated Issuer

Security Description	Number of Shares Held at 12/31/2006	Shares Purchased Since 12/31/2006	Shares Sold Since 12/31/2006	Number of Shares Held at 12/31/2007	Realized Gain/Loss on Shares Sold	Income For Year Ended 12/31/2007
T. Rowe Price Reserve Investment Fund	7,589,435	96,639,712	(100,472,915)	3,756,232	$0	$220,729

*See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Statement of Assets & Liabilities

December 31, 2007

Assets
Investments at value (a) (b)		$449,539,616
Receivable for:
Fund shares sold		244,489
Accrued interest and dividends		64,991

Total Assets		449,849,096
Liabilities
Payable for:
Fund shares redeemed	$177,578
Collateral for securities loaned	83,992,756
Accrued expenses:
Management fees	154,725
Service and distribution fees	13,643
Other expenses	38,522

Total Liabilities		84,377,224

Net Assets		$365,471,872

Net assets consists of:
Capital paid in		$252,459,069
Accumulated net realized gains		59,818,947
Unrealized appreciation on investments		53,193,856

Net Assets		$365,471,872

Computation of offering price:
Class A
Net asset value and redemption price per share ($294,458,426 divided by 17,055,492 shares outstanding)		$17.26

Class B
Net asset value and redemption price per share ($54,366,087 divided by 3,218,276 shares outstanding)		$16.89

Class E
Net asset value and redemption price per share ($16,647,359 divided by 979,287 shares outstanding)		$17.00

(a) Identified cost of investments		$396,345,760

(b)	Includes cash collateral for securities loaned of $83,992,756.

Statement of Operations

For the Year Ended December 31, 2007

Investment Income
Dividends		$1,195,394
Interest		600,932 (a)

		1,796,326
Expenses
Management fees	$2,017,686
Service and distribution fees—Class B	125,842
Service and distribution fees—Class E	26,759
Directors’ fees and expenses	23,669
Custodian	70,375
Audit and tax services	31,738
Legal	4,400
Printing	163,244
Insurance	5,758
Miscellaneous	14,065

Total expenses	2,483,536
Expense reductions	(2,988)
Management fee waivers	(66,136)	2,414,412

Net Investment Loss		(618,086)

Realized and Unrealized Gain (Loss)
Realized gain on:
Investments—net	71,699,895
Futures contracts—net	86,360	71,786,255

Change in unrealized depreciation on:
Investments—net		(31,913,290)

Net gain		39,872,965

Net Increase in Net Assets From Operations		$39,254,879

(a)	Includes net income on securities loaned of $377,817.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2007	Year ended December 31, 2006
From Operations
Net investment loss	$(618,086)	$(897,570)
Net realized gain	71,786,255	17,806,736
Unrealized depreciation	(31,913,290)	(3,516,615)

Increase in net assets from operations	39,254,879	13,392,551

Increase (decrease) in net assets from capital share transactions	(86,751,199)	30,463,297

Total increase (decrease) in net assets	(47,496,320)	43,855,848

Net Assets
Beginning of the period	412,968,192	369,112,344

End of the period	$365,471,872	$412,968,192

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2007		Year ended December 31, 2006
	Shares	$	Shares	$
Class A
Sales	2,902,264	$48,368,155	5,525,628	$86,189,244
Redemptions	(8,064,495)	(136,495,142)	(4,375,585)	(67,461,408)

Net increase (decrease)	(5,162,231)	$(88,126,987)	1,150,043	$18,727,836

Class B
Sales	995,536	$16,637,781	1,667,737	$25,431,636
Redemptions	(709,679)	(11,749,801)	(775,310)	(11,646,238)

Net increase	285,857	$4,887,980	892,427	$13,785,398

Class E
Sales	148,888	$2,517,344	334,736	$5,152,126
Redemptions	(362,938)	(6,029,536)	(473,521)	(7,202,063)

Net decrease	(214,050)	$(3,512,192)	(138,785)	$(2,049,937)

Increase (decrease) derived from capital share transactions		$(86,751,199)		$30,463,297

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Financial Highlights

	Class A
	Year ended December 31,
	2007		2006	2005	2004	2003
Net Asset Value, Beginning of Period	$15.72		$15.13	$13.63	$12.27	$8.71

Income From Investment Operations
Net investment loss	(0.02	)(a)	(0.03)	(0.02)	(0.04)	(0.04)
Net realized and unrealized gain on investments	1.56		0.62	1.52	1.40	3.60

Total from investment operations	1.54		0.59	1.50	1.36	3.56

Net Asset Value, End of Period	$17.26		$15.72	$15.13	$13.63	$12.27

Total Return (%)	9.9		3.9	11.0	11.1	40.9
Ratio of operating expenses to average net assets before expense reductions (%)	0.57		0.59	0.60	0.60	0.63
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.57		0.59	0.59	0.60	0.63
Ratio of operating expenses to average net assets without giving effect to the management fee waiver would have been (%) (c)	0.59		0.60	N/A	N/A	N/A
Ratio of net investment loss to average net assets (%)	(0.12)		(0.19)	(0.14)	(0.31)	(0.39)
Portfolio turnover rate (%)	51		38	31	28	25
Net assets, end of period (000)	$294,458		$349,258	$318,845	$312,834	$297,728

	Class B
	Year ended December 31,
	2007		2006	2005	2004	2003
Net Asset Value, Beginning of Period	$15.42		$14.88	$13.44	$12.11	$8.59

Income From Investment Operations
Net investment loss	(0.06	)(a)	(0.05)	(0.04)	(0.03)	(0.01)
Net realized and unrealized gain on investments	1.53		0.59	1.48	1.36	3.53

Total from investment operations	1.47		0.54	1.44	1.33	3.52

Net Asset Value, End of Period	$16.89		$15.42	$14.88	$13.44	$12.11

Total Return (%)	9.5		3.6	10.7	11.0	41.0
Ratio of operating expenses to average net assets before expense reductions (%)	0.82		0.84	0.84	0.85	0.88
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.82		0.84	0.84	0.85	0.88
Ratio of operating expenses to average net assets without giving effect to the management fee waiver would have been (%) (c)	0.84		0.85	N/A	N/A	N/A
Ratio of net investment loss to average net assets (%)	(0.36)		(0.44)	(0.40)	(0.52)	(0.59)
Portfolio turnover rate (%)	51		38	31	28	25
Net assets, end of period (000)	$54,366		$45,213	$30,357	$15,516	$152

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(c)	See Note 4 in the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Financial Highlights

	Class E
	Year ended December 31,
	2007		2006	2005	2004	2003
Net Asset Value, Beginning of Period	$15.50		$14.95	$13.49	$12.15	$8.64

Income From Investment Operations
Net investment loss	(0.04	)(a)	(0.06)	(0.04)	(0.05)	(0.03)
Net realized and unrealized gain on investments	1.54		0.61	1.50	1.39	3.54

Total from investment operations	1.50		0.55	1.46	1.34	3.51

Net Asset Value, End of Period	$17.00		$15.50	$14.95	$13.49	$12.15

Total Return (%)	9.7		3.7	10.8	11.0	40.6
Ratio of operating expenses to average net assets before expense reductions (%)	0.72		0.74	0.74	0.75	0.78
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.72		0.74	0.74	0.75	0.78
Ratio of operating expenses to average net assets without giving effect to the management fee waiver would have been (%) (c)	0.74		0.75	N/A	N/A	N/A
Ratio of net investment loss to average net assets (%)	(0.26)		(0.35)	(0.30)	(0.45)	(0.52)
Portfolio turnover rate (%)	51		38	31	28	25
Net assets, end of period (000)	$16,647		$18,497	$19,910	$18,321	$11,353

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(c)	See Note 4 in the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2007

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The T. Rowe Price Small Cap Growth Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

MSF-14

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2007—(Continued)

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated day-to-day responsibility for valuing Portfolio assets to the subadviser of the Portfolio, who values such assets as described above and operates under procedures approved by the Board.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

MSF-15

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2007—(Continued)

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Options:

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

The main risk is associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

MSF-16

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2007—(Continued)

As of December 31, 2007, the Portfolio had no capital loss carryovers.

As of December 31, 2007, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation	Loss Carryforwards	Total
$—	$60,035,800	$52,977,002	$—	$113,012,802

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

Expense Reductions:

Certain Portfolio trades are directed to brokers who paid a portion of the Portfolio’s expenses. Amounts paid for the Portfolio are shown as expense reductions in the Statement of Operations.

3.	INVESTMENT TRANSACTIONS:

For the year ended December 31, 2007, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$0	$196,617,561	$0	$280,832,013

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2007	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
$2,017,686	0.550%	Of the first $100 million
	0.500%	Of the next $300 million
	0.450%	On amounts in excess of $400 million

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. T. Rowe Price Associates, Inc. (“T. Rowe Price”) is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

MSF-17

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2007—(Continued)

Management Fee Waivers:

Effective February 17, 2005, T. Rowe Price agreed to a voluntary subadvisory fee waiver that applies if (i) assets under management by T. Rowe Price for the Fund and Met Investor Series Trust (“MIST”), in the aggregate, exceed $750,000,000, (ii) T. Rowe Price subadvises three or more portfolios of the Fund and MIST in the aggregate, and (iii) at least one of those portfolios is a large cap domestic equity portfolio.

If the aforementioned conditions are met, T. Rowe Price will waive its subadvisory fee paid by MetLife Advisers by 5% for combined Fund and MIST average daily net assets over $750,000,000, 7.5% for the next $1,500,000,000 of combined assets, and 10% for amounts over $3,000,000,000. Any amounts waived pursuant to this subadvisory fee waiver will be allocated with respect to the Fund and MIST portfolios in proportion to such portfolios’ net assets. MetLife Advisers has voluntarily agreed to reduce its advisory fee for T. Rowe Price Large Cap Growth and T. Rowe Price Small Cap Growth by the amount waived (if any) by T. Rowe Price for the relevant Portfolio(s) pursuant to this voluntary subadvisory fee waiver. Because these fee waivers are voluntary, and not contractual, they may be discontinued by T. Rowe Price and MetLife Advisers at any time. Amounts waived for the year ended December 31, 2007 are shown as management fee waivers in the Statement of Operations of the respective Portfolios.

Service and Distribution Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing, the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the year ended December 31, 2007 are shown as Service and Distribution fees in the Statement of Operations.

5.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolios’ behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Portfolio receives 80% of the annual net income from securities lending transactions, which is included in interest income of the Portfolio. The remaining 20% is paid to the custodian as compensation for its securities lending services. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. Any outstanding loans by the Portfolio at June 30, 2007 are footnoted in the Schedule of Investments.

6.	REGULATORY MATTERS:

As previously reported, in May 2004, General American received a Wells Notice stating that the SEC staff was considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws against General American with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through General American. General American responded to the SEC staff and cooperated with the investigation. On August 9, 2007, the SEC announced that it had settled an enforcement action regarding late trading against General American with, among other things, General American agreeing to pay a civil penalty and to comply with certain undertakings. General American consented to the SEC’s order without admitting or denying the findings. MetLife Advisers has also advised the Fund’s Board of Directors that, while certain exceptions to the Fund’s policies have been noted, no situations have been identified that would have a material impact on the financial position of the Fund.

MSF-18

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2007—(Continued)

7.	RECENT ACCOUNTING PRONOUNCEMENTS:

Effective June 29, 2007, the Fund implemented Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109” (“FIN 48”). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Fund, and has determined that the adoption of FIN 48 does not have a material impact on the Fund’s financial statements. The Fund files U.S. tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s tax returns remains open for the years ended December 31, 2004 through December 31, 2006.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

MSF-19

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of the Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the T. Rowe Price Small Cap Growth Portfolio, one of the portfolios constituting the Metropolitan Series Fund, Inc. (the “Fund”) as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the T. Rowe Price Small Cap Growth Portfolio of the Metropolitan Series Fund, Inc. as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 21, 2008

MSF-20

Metropolitan Series Fund, Inc.

Directors and Officers

The Fund’s Directors review actions of the Fund’s investment adviser and subadvisers, and decide upon matters of general policy. The Fund’s officers supervise the daily business operations of the Fund. The Board of Directors and the Fund’s officers are listed below. Each Director is responsible for overseeing all 36 Portfolios of the Fund. There is no limit to the term a Director may serve. Directors serve until their resignation, retirement or removal in accordance with the Fund’s organizational documents and policies adopted by the Board from time to time. Officers hold office at the pleasure of the Board or until the election or appointment and the qualification of a successor. The address of the directors and officers is c/o Metropolitan Series Fund, Inc., 501 Boylston Street, Boston, MA 02116.

Interested Directors(1)

Each Director below is an “interested person” (as defined by the 1940 Act) with respect to the Fund in that Ms. Forget is an employee of MetLife and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Elizabeth M. Forget Age: 41	Director, Chairman of the Board, President and Chief Executive Officer	2006	Senior Vice President (since 2007), MetLife, Inc.; President, Met Investors Advisory, LLC (“MIA”); Trustee and President, Met Investors Series Trust (“MIST”); Executive Vice President, MetLife Investors Group, Inc.; President (since 2006), MetLife Advisers.	81

Arthur G. Typermass Age: 70	Director	1998	Formerly, Senior Vice President and Treasurer, MetLife.	37

Non-Interested Directors(1)

Each Director below is not an “interested person” (as defined by the 1940 Act) with respect to the Fund (collectively, the “Independent Directors”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† Age: 70	Director	1985	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	37

Linda B. Strumpf Age: 60	Director	2000	Vice President and Chief Investment Officer, Ford Foundation.	37

Michael S. Scott Morton† Age: 70	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, MIT.	37

H. Jesse Arnelle Age: 74	Director	2001	Formerly, Counsel, Womble Carlyle Sandrie & Rice; Director, Textron Inc. (global multi-industry company)*; formerly, Director, Gannet Co. Inc. (diversified news and information company)*; formerly, Director, Eastman Chemical Company (global chemical company)*; formerly, Director, Waste Management, Inc.*; formerly, Director, Armstrong Holdings Inc. (parent company of floor and ceiling products business)*; formerly, Director, FPL Group Inc. (public utility holding company)*; Director, URS Corporation (engineering design services firm)*.	37

Nancy Hawthorne Age: 56	Director	2003	Director, Avid Technologies (computer software company)*; formerly, Chairman of the Board of Avid Technologies; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Chief Executive Officer, Clerestory LLC (corporate financial advisor); formerly, Trustee, New England Zenith Fund (“Zenith Fund”)**; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company )*.	37

MSF-21

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
John T. Ludes Age: 71	Director	2003	President, LFP Properties (consulting firm); Formerly, Trustee, Zenith Fund**; formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	37

Officers(1)

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey P. Halperin	40	Chief Compliance Officer	2006	Vice President (since 2006), Corporate Ethics and Compliance Department, MetLife, Inc.; Chief Compliance Officer (since 2006), MetLife Advisers, MIA and MIST.

John F. Guthrie, Jr.	64	Senior Vice President	2002	Manager and Senior Vice President, MetLife Advisers; Vice President, MetLife; Vice President (since 2003), MetLife Group, Inc.; Vice President, NELICO; Vice President (since 2005), MIA; formerly, Senior Vice President, Zenith Fund**.

Alan C. Leland	55	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Treasurer (since 2005), Met Investors Advisory, LLC; Vice President (since 2004), MIA; Vice President (since 2003), MetLife Group, Inc.; Vice President, MetLife; Senior Vice President, NELICO

Peter Duffy	52	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers (since 1998); Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife Group, Inc.; formerly, Vice President and Treasurer, Zenith Fund**.

Thomas M. Lenz	49	Vice President and Secretary	2002	General Counsel and Secretary, MetLife Advisers; Assistant General Counsel, MetLife; formerly, Vice President and Secretary, Zenith Fund**.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
**	The Zenith Fund deregistered with the Securities and Exchange Commission (“SEC”) in 2004.
(†)	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the “State Street Research Funds”).
(1)	Each Director of the Fund also serves as trustee of Metropolitan Series Fund II (“Met Series Fund II”), a registered investment company advised by MetLife Advisers. Each officer of the Fund serves in the same position with Met Series Fund II, which consists of one portfolio.
(2)	Previous positions during the past five years with the Fund, MIST, MetLife, MetLife Advisers, MIA, Zenith Fund, NELICO or New England Securities Corporation are omitted if not materially different.
(3)	The Fund Complex includes the Fund (36 portfolios), Met Series Fund II (1 portfolio) and MIST (44 portfolios)

MSF-22

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Fund’s Contract Review Committees of the Board of Directors (the “Board”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (collectively, the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals at the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers, the Fund’s investment adviser, and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through the subadvisers’ responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies and the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (viii) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (ix) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (x) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xi) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee on September 12, 2007, the Board, at its November 15, 2007 meeting, approved the continuation through December 31, 2008 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio of the Fund. The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the establishment of the investment strategies of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of Subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of

MSF-23

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ recommendations regarding reductions in Fee rates, implementation of Fee breakpoints and institution of Fee waivers and expense caps.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and their affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

MSF-24

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution, brokerage and transfer agency services to the Portfolios, and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2008.

MSF-25

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2007 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-26

Metropolitan Series Fund, Inc. Western Asset Management Strategic Bond Opportunities Portfolio Annual Report	December 31, 2007

Letter from the President

February 1, 2008

Letter to Policy Holders:

2007 was a tumultuous year in the financial markets driven by concerns in the credit markets surrounding sub-prime mortgages and fears of recession in the U.S. Economy. The broad markets were mixed, with the Dow Jones Industrial Average up 8.9% and the MSCI EAFE Index, which measures the performance of international equities, up 11.2% for the year, while the Russell 2000 Index, which measures the performance of small capitalization stocks, was down 1.6%.

In the fixed income markets, credit spreads increased as a result of the pressure from sub-prime mortgage crisis and the Federal Reserve lowered interest rates by a total of 1% during the year. The Lehman Brothers Aggregate Bond Index posted a 7.0% return for the year.

On the following pages, you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth Forget

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Managed by Western Asset Management Company

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the year ended December 31, 2007, the Class A shares of the Western Asset Management Strategic Bond Opportunities Portfolio returned 4.0%, compared to its benchmark, the Lehman Brothers Aggregate Bond Index1, which returned 7.0%. The average return of its peer group, the Lipper Variable Insurance Products General Bond Funds Universe2, was 5.5% over the same period.

PORTFOLIO REVIEW

The last six months of 2007 largely defined the year as a whole: crisis in the fixed-income markets. The TED spread, a measure of systemic risk, rose four-fold. Since June 30, the yield on the two-year Treasury declined 181 basis points (1.81%), driving a powerful rally in the Treasury market. Investors began to suspect that the Federal Reserve had reached the end of its tightening cycle and would need to begin easing (lowering) interest rates. These expectations were subsequently validated by the Fed’s decision to cut the funds rate by a total of 100 basis points, or 1.00%, at the final three FOMC meetings of the year. Short-term interest rates fell especially sharply—partly a result of the flight to quality—though long-term rates declined as well. Core inflation measures were tame, but the Fed showed signs of hesitation in the use of monetary stimulus as headline measures of prices such as the Consumer Price Index (CPI) remained uncomfortably high. Home prices declined and housing market indicators deteriorated markedly as the year progressed. Despite the ongoing weakness in residential construction and the collapse of the subprime lending market, economic growth picked up in the second and third quarters, thanks largely to a boom in nonresidential construction and net exports. Credit spreads widened significantly with most of the losses coming in the second half of the year. Rising uncertainty over the degree of subprime losses forced swap spreads sharply higher, negatively affecting mortgage-backed securities. Treasury Inflation Protected Securities, or TIPS, outperformed their nominal counterparts on strong CPI accretion and a decline in real yields.

In 2007, the Portfolio trailed its benchmark, the Lehman Brothers Aggregate Bond Index. Overweight exposure to the mortgage-backed sector detracted significantly from relative returns as spreads widened and volatility surged. An emphasis on lower quality credits was also a large negative factor as spreads spiked higher in the wake of the subprime lending crisis. A modest exposure to U.S. dollar-denominated emerging market debt subtracted from returns as spreads widened. Non-U.S. dollar bond markets exposure generally underperformed relative to their domestic counterparts. On the positive side, a tactically driven duration posture contributed modestly to returns as bond yields oscillated in a relatively flat trend during the period. A curve-steepening strategy had a positive impact on performance as the spread between the two- and ten-year yields widened in the latter part of the period.

* The views expressed above are those of the subadvisory firm as of December 31, 2007 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

1 Lehman Brothers® Aggregate Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC.

2 The Lipper Variable Insurance Products Fund Average is an average of the total return performance (calculated on the basis of net asset value) of variable product funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-2

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

A $10,000 INVESTMENT COMPARED TO

THE LEHMAN BROTHERS AGGREGATE BOND INDEX

Average Annual Returns as of December 31, 2007

	Western Asset Management Strategic Bond Opportunities Portfolio			Lehman Brothers Aggregate Bond Index
	Class A	Class B	Class E
1 Year	4.0%	3.7%	3.9%	7.0%
5 Year	6.2	5.9	6.0	4.4
10 Year	5.8	—	—	6.0
Since Inception	—	7.2	6.5	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 10/31/94, 7/30/02 and 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of December 31, 2007

Top Holdings

% of Total Net Assets
Federal National Mortgage Association	20.8%
U.S. Treasury Notes	6.9%
Federal Home Loan Bank	6.4%
Government National Mortgage Association	6.2%
Federal Home Loan Mortgage Corp.	4.7%
WaMu Mortgage Pass-Through Certificates	2.5%
Prime Mortgage Trust	1.7%
Harborview Mortgage Loan Trust	1.6%
Bear Stearns Asset Backed Securities Trust	1.5%
U.S. Treasury Inflation Indexed Bonds	1.1%

Top Sectors

% of Total Market Value
Residential Mortgage-Backed	45.9%
Short Term Investments	16.7%
Investment Grade	16.0%
Government	8.2%
High Yield	7.8%
Commercial Mortgage-Backed	2.9%
Index-Linked	2.4%
Asset Backed	0.1%

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2007 through December 31, 2007.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period* July 1, 2007 to December 31, 2007
Western Asset Mgt. Strategic Bond Opportunities—Class A	Actual	0.66%	$1,000.00	$1,036.70	$3.39
	Hypothetical	0.66%	$1,000.00	$1,021.84	$3.36

Western Asset Mgt. Strategic Bond Opportunities—Class B	Actual	0.91%	$1,000.00	$1,035.20	$4.67
	Hypothetical	0.91%	$1,000.00	$1,020.56	$4.63

Western Asset Mgt. Strategic Bond Opportunities—Class E	Actual	0.81%	$1,000.00	$1,035.90	$4.16
	Hypothetical	0.81%	$1,000.00	$1,021.08	$4.13

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MSF-4

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2007

Fixed Income—97.3% of Total Net Assets

Security Description	Face Amount	Value*

Aerospace & Defense—0.1%
DRS Technologies, Inc. 6.875%, 11/01/13	$375,000	$373,125
L-3 Communications Corp. 6.375%, 10/15/15	250,000	246,250
7.625%, 06/15/12	400,000	409,500

		1,028,875

Airlines—0.3%
Continental Airlines, Inc. 6.541%, 09/15/08	11,456	11,370
Delta Air Lines, Inc. (144A) 6.821%, 08/10/22	1,000,000	990,000
Northwest Airlines, Inc. 5.699%, 05/20/14 (a)	2,142,705	2,103,536

		3,104,906

Asset Backed—7.2%
ACE Securities Corp. 4.995%, 02/25/31 (a)	3,101,222	2,981,785
Amortizing Residential Collateral Trust 6.065%, 08/25/32 (a)	119,242	21,791
Argent Securities, Inc. 4.925%, 05/25/36 (a)	444,683	443,514
Asset Backed Securities Corp. 7.878%, 04/15/33 (a)	65,574	61,343
Bear Stearns Asset Backed Securities Trust 5.235%, 01/25/34 (a)	101,022	96,835
6.000%, 10/25/36	6,188,723	5,918,276
6.115%, 08/25/37 (a)	4,166,170	4,065,182
6.500%, 10/25/36	6,171,598	6,208,627
Countrywide Asset Backed Certificates 6.068%, 06/25/34 (a)	610,989	495,139
Countrywide Home Equity Loan Trust 5.168%, 12/25/31 (a)	3,388,533	3,216,750
Ellington Loan Acquisition Trust (144A) 5.865%, 05/25/37 (a)	4,259,451	4,131,156
6.115%, 05/25/37 (a)	4,400,000	3,959,516
First Franklin Mortgage Loan Asset Backed Cettificates 5.265%, 12/25/32 (a)	18,702	18,680
GMAC Mortgage Corp. Loan Trust 5.075%, 11/25/36 (a)	10,955,837	9,602,011
Green Tree Financial Corp. 7.070%, 01/15/29	409,783	429,526
GSAMP Trust 4.955%, 07/05/36 (a)	1,669,605	1,345,052
GSAMP Trust (144A) 4.975%, 05/25/36 (a)	3,543,475	2,984,917
GSRPM Mortgage Loan Trust (144A) 5.165%, 03/25/35 (a)	2,617,075	2,335,661
Indymac Seconds Asset Backed Trust 4.995%, 06/25/36 (a)	3,176,827	1,667,547
Lehman XS Trust 4.909%, 06/25/37 (a)	2,643,616	2,634,230
4.995%, 06/25/37 (a)	7,055,719	7,015,606

Security Description	Face Amount	Value*

Asset Backed—(Continued)
Long Beach Mortgage Loan Trust 5.005%, 11/25/35 (a)	$1,655,233	$1,645,132
5.452%, 01/21/31 (a)	56,947	54,134
Merrill Lynch Mortgage Investors NIM Trust (144A) 5.000%, 09/25/35	6,965	6,776
Mid-State Trust 7.340%, 07/01/35	554,464	593,186
Morgan Stanley IXIS Real Estate Capital Trust 4.895%, 07/25/36 (a)	1,632,001	1,616,644
RAAC Series (144A) 5.115%, 08/25/35 (a)	3,053,927	2,799,565
SACO I Trust 4.995%, 06/25/36 (a)	2,942,829	1,213,635
Sail Net Interest Margin Notes (144A) 5.500%, 03/27/34	35,690	2,363
7.750%, 04/27/33	783	56
SLM Student Loan Trust 5.074%, 07/25/17 (a)	3,634,301	3,633,469
5.084%, 04/25/18 (a)	480,281	480,286
Structured Asset Securities Corp. (144A) 4.975%, 02/25/36 (a)	3,273,995	1,168,317
Varick Structured Asset Fund, Ltd. (144A) 6.291%, 11/01/35 (b) (c) (d)	1,202,498	0
Washington Mutual Master Note Trust (144A) 5.058%, 09/16/13 (a)	4,150,000	4,102,721

		76,949,428

Auto Components—0.0%
Visteon Corp. 8.250%, 08/01/10 (e)	280,000	247,800

Automobiles—0.4%
DaimlerChrysler North America Holdings Corp. 4.050%, 06/04/08	2,053,000	2,045,096
Ford Motor Co. 6.625%, 10/01/28	135,000	89,775
7.450%, 07/16/31 (e)	2,045,000	1,518,412
8.900%, 01/15/32	105,000	81,375
General Motors Corp. 8.250%, 07/15/23 (e)	685,000	544,575
8.375%, 07/15/33 (e)	35,000	28,175

		4,307,408

Building Products—0.0%
Norcraft Holdings, L.P. 0/9.750%, 09/01/12 (f)	225,000	202,500

Capital Markets—1.4%
JPMorgan Chase & Co. 5.125%, 09/15/14	2,740,000	2,685,690
5.150%, 10/01/15	1,430,000	1,379,224
6.625%, 03/15/12	70,000	73,813

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2007

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Capital Markets—(Continued)
Lehman Brothers Holdings Capital Trust V 5.857%, 11/29/49 (a)	$3,780,000	$3,368,925
Lehman Brothers Holdings, Inc. 4.500%, 07/26/10	3,050,000	3,015,834
Morgan Stanley 3.625%, 04/01/08	365,000	363,455
5.625%, 01/09/12	1,290,000	1,312,249
5.659%, 10/18/16 (a)	490,000	457,168
The Bear Stearns Cos., Inc. 5.550%, 01/22/17 (e)	1,130,000	1,012,721
The Goldman Sachs Group, L.P. 4.500%, 06/15/10	1,110,000	1,106,349

		14,775,428

Chemicals—0.0%
Georgia Gulf Corp. 9.500%, 10/15/14 (e)	100,000	79,750
Key Plastics, LLC (144A) 10.250%, 03/15/17	250,000	250

		80,000

Commercial Banks—2.3%
BAC Capital Trust XIV 5.630%, 12/31/49 (a)	2,520,000	2,236,273
Bank of America Corp. 5.420%, 03/15/17	1,700,000	1,642,710
Capital One Bank 5.750%, 09/15/10	50,000	50,012
Glitnir Banki Hf (144A) 6.330%, 07/28/11	720,000	703,876
6.693%, 06/15/16 (a)	1,400,000	1,410,339
HSBC Finance Corp. 4.625%, 01/15/08	2,700,000	2,699,560
ICICI Bank, Ltd. 6.375%, 04/30/22 (a)	939,000	839,812
ICICI Bank, Ltd. (144A) 6.375%, 04/30/22 (a)	844,000	764,003
Kaupthing Bank Hf (144A) 5.750%, 10/04/11	350,000	329,175
5.938%, 04/12/11 (a)	2,040,000	1,989,973
7.125%, 05/19/16	450,000	412,539
Landsbanki Islands Hf (144A) 6.100%, 08/25/11	2,000,000	1,971,118
Royal Bank of Scotland Group, Plc. 7.640%, 03/31/49 (a)	500,000	514,047
Royal Bank of Scotland Group, Plc. (144A) 6.990%, 10/29/49 (a)	790,000	787,624
Santander Issuances S.A. Unipersonal (144A) 5.805%, 06/20/16 (a)	1,180,000	1,204,225
Shinsei Finance Cayman, Ltd. (144A) 6.418%, 01/29/49 (a)	1,100,000	933,915
TuranAlem Finance BV 8.250%, 01/22/37	1,620,000	1,381,050
TuranAlem Finance BV (144A) 8.250%, 01/22/37	1,870,000	1,598,850

Security Description	Face Amount	Value*

Commercial Banks—(Continued)
Wachovia Corp. 5.250%, 08/01/14	$3,110,000	$3,040,759

		24,509,860

Commercial Mortgage-Backed Securities—18.8%
American Home Mortgage Investment Trust 5.294%, 06/25/45	4,082,105	4,072,667
Banc of America Funding Corp. 5.119%, 05/20/36 (a)	1,840,140	1,763,800
Banc of America Mortgage Securities, Inc. 4.802%, 09/25/35 (a)	4,838,476	4,801,872
Bear Stearns Structured Products, Inc. (144A) 6.021%, 09/25/37 (a)	8,959,132	8,778,874
Bear Sterns Adjustable Rate Mortgage Trust 4.650%, 10/25/35 (a)	2,700,000	2,670,690
Citigroup Mortgage Loan Trust, Inc. 5.671%, 12/25/35 (a)	6,742,704	6,755,015
Commercial Mortgage Asset Trust 7.350%, 01/17/32	475,000	531,060
Commercial Mortgage Pass-Through Certificates (144A) 5.447%, 07/16/34	640,440	651,502
Countrywide Alternative Loan Trust 5.065%, 05/25/36 (a)	2,980,683	2,823,170
5.118%, 11/20/35 (a)	5,220,068	4,881,105
5.149%, 07/25/36 (a)	4,055,641	3,666,617
Credit Suisse Mortgage Capital Certificates 5.555%, 02/15/39 (a)	3,270,000	3,319,561
Crusade Global Trust 5.156%, 09/18/34 (a)	613,497	612,379
EMC Mortgage Loan Trust (144A) 5.770%, 05/25/43	3,490,370	3,001,858
6.020%, 01/25/41	700,000	589,225
First Union National Bank Commercial Mortgage 0.530%, 05/17/32 (a) (g)	10,912,908	193,018
Greenpoint Mortgage Funding Trust 4.945%, 03/25/37 (a)	6,449,627	6,237,870
GSMPS Mortgage Loan Trust (144A) 5.246%, 01/25/35 (a)	1,766,585	1,744,738
GSR Mortgage Loan Trust 4.986%, 10/25/35 (a)	1,233,100	1,241,058
5.180%, 01/25/36 (a)	4,118,424	4,102,555
Harborview Mortgage Loan Trust 5.185%, 06/25/37 (a)	7,792,199	7,347,721
5.215%, 01/19/36 (a)	2,601,632	2,483,322
5.873%, 08/19/37 (a)	7,777,851	7,685,606
Impac Secured Assets CMN Owner Trust 5.185%, 03/25/36 (a)	3,214,450	3,063,593
Indymac INDA Mortgage Loan Trust 6.287%, 11/25/37 (a)	4,437,764	4,466,520
Indymac Index Mortgage Loan Trust 5.225%, 01/25/35 (a)	2,236,181	2,090,028
5.339%, 03/25/35 (a)	2,056,377	2,039,207

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2007

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Commercial Mortgage-Backed Securities—(Continued)
JPMorgan Chase Commercial Mortgage Securities Corp. 5.814%, 06/12/43	$4,960,000	$5,127,621
LB-UBS Commercial Mortgage Trust 5.430%, 02/15/40	7,970,000	8,005,122
Luminent Mortgage Trust 5.055%, 05/25/46 (a)	3,553,784	3,344,277
Mastr Seasoned Securities Trust 6.755%, 10/25/32 (a)	971,552	970,551
Merit Securities Corp. (144A) 6.355%, 09/28/32 (a)	887,867	818,535
Merrill Lynch Mortgage Investors, Inc. 5.028%, 05/25/34 (a)	1,274,053	1,243,280
Merrill Lynch Mortgage Trust 5.659%, 05/12/39 (a)	1,890,000	1,945,978
Merrill Lynch/Countrywide Commercial Mortgage Trust 5.485%, 03/12/51 (a)	2,070,000	2,083,236
5.750%, 06/12/50 (a)	6,940,000	7,129,801
Morgan Stanley Capital I 5.692%, 04/15/49	2,240,000	2,283,187
Morgan Stanley Mortgage Loan Trust 5.015%, 03/25/36 (a)	2,183,815	1,736,732
5.467%, 06/26/36 (a)	3,969,563	3,917,125
Novastar Mortgage-Backed Notes 5.055%, 06/25/36 (a)	3,327,462	3,167,057
Prime Mortgage Trust (144A) 6.000%, 05/25/35	1,474,632	1,479,956
6.000%, 11/25/36	5,710,874	5,698,367
Prime Mortgage Trust (Class 1) (144A) 5.500%, 05/25/35	3,344,823	3,283,679
Prime Mortgage Trust (Class 2) (144A) 5.500%, 05/25/35	7,980,645	7,920,790
Structured Adjustable Rate Mortgage Loan Trust 5.198%, 01/25/35 (a)	2,115,756	2,125,222
Structured Asset Mortgage Investments, Inc. 7.568%, 08/25/35 (a)	403,661	406,402
Thornburg Mortgage Securities Trust 5.065%, 12/25/35 (a)	7,068,277	7,053,883
5.095%, 12/25/35 (a)	2,180,872	2,175,635
WaMu Mortgage Pass-Through Certificates 5.135%, 12/25/45 (a)	5,305,264	5,001,678
5.145%, 11/25/45 (a)	3,719,056	3,488,454
5.155%, 07/25/45 (a)	75,610	71,572
5.155%, 10/25/45 (a)	2,175,435	2,044,060
5.358%, 08/25/36	7,321,087	7,287,337
5.503%, 04/25/37 (a)	3,009,957	3,029,025
5.670%, 03/25/37 (a)	3,489,508	3,504,341
5.943%, 09/25/36 (a)	1,945,018	1,965,342
Wells Fargo Mortgage Backed Securities Trust 4.527%, 06/25/35 (a)	627,136	620,925
4.540%, 02/25/35 (a)	5,715,017	5,674,899
5.241%, 05/25/36 (a)	1,461,230	1,457,933

Security Description	Face Amount	Value*

Commercial Mortgage-Backed Securities—(Continued)
Zuni Mortgage Loan Trust 4.995%, 06/25/36 (a)	$2,640,654	$2,524,942

		200,201,575

Commercial Services & Supplies—0.3%
Allied Waste North America, Inc. 6.375%, 04/15/11	100,000	99,000
7.250%, 03/15/15	275,000	273,625
7.875%, 04/15/13	75,000	76,687
Corrections Corp. of America 6.250%, 03/15/13	150,000	147,750
6.750%, 01/31/14	275,000	276,031
Hertz Corp. 8.875%, 01/01/14	205,000	207,819
10.500%, 01/01/16 (e)	115,000	119,025
Interface, Inc. 10.375%, 02/01/10	150,000	157,125
Safety-Kleen Services, Inc. 9.250%, 06/01/08 (c)	250,000	250
Service Corp. International 7.500%, 04/01/27	330,000	303,600
7.625%, 10/01/18	125,000	125,625
Waste Management, Inc. 6.375%, 11/15/12	1,290,000	1,363,942

		3,150,479

Communications Equipment—0.0%
Intelsat Corp. 9.000%, 08/15/14	81,000	81,405
9.000%, 06/15/16	155,000	156,163

		237,568

Consumer Finance—0.8%
American Express Co. 6.800%, 09/01/66 (a)	3,550,000	3,599,572
SLM Corp. 5.000%, 10/01/13	1,565,000	1,371,735
5.000%, 04/15/15	60,000	51,169
5.050%, 11/14/14	310,000	267,947
5.375%, 05/15/14	2,955,000	2,627,211
5.625%, 08/01/33	295,000	228,016

		8,145,650

Containers & Packaging—0.1%
Graham Packaging Co., Inc. 8.500%, 10/15/12	280,000	261,800
9.875%, 10/15/14 (e)	120,000	110,400
Graphic Packaging International Corp. 9.500%, 08/15/13	300,000	296,250
Owens-Illinois, Inc. 7.350%, 05/15/08	275,000	275,687
Plastipak Holdings, Inc. (144A) 8.500%, 12/15/15	200,000	200,000

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2007

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Containers & Packaging—(Continued)
Radnor Holdings Corp. 11.000%, 03/15/10 (c)	$175,000	$1,313

		1,145,450

Diversified Financial Services—5.4%
AGFC Capital Trust I (144A) 6.000%, 01/15/67 (a)	815,000	739,086
Aiful Corp. (144A) 5.000%, 08/10/10	800,000	785,126
Airplane Pass Through Trust 10.875%, 03/15/19 (b) (c) (d)	246,925	0
American General Finance Corp. 6.900%, 12/15/17	610,000	610,610
Anadarko Finance Co. 7.500%, 05/01/31	1,500,000	1,686,475
Basell AF SCA (144A) 8.375%, 08/15/15	230,000	185,725
Chukchansi Economic Development Authority (144A) 8.000%, 11/15/13	100,000	97,500
Credit Suisse Guernsey, Ltd. 5.860%, 05/29/49 (a)	500,000	447,599
Deutsche Telekom International Finance BV 5.750%, 03/23/16 (e)	820,000	820,768
Devon Financing Corp., U.L.C. 6.875%, 09/30/11	3,680,000	3,940,879
El Paso Performance-Linked Trust (144A) 7.750%, 07/15/11	1,940,000	1,990,886
European Investment Bank 3.500%, 03/21/12 (e)	870,000	890,880
FMC Finance III S.A. (144A) 6.875%, 07/15/17	750,000	750,000
Ford Motor Credit Co. 7.375%, 10/28/09	5,150,000	4,847,417
7.875%, 06/15/10	1,975,000	1,822,267
10.241%, 06/15/11 (a) (e)	904,000	857,025
General Electric Capital Corp. 6.375%, 11/15/67 (a)	6,110,000	6,308,465
GMAC, LLC 5.125%, 05/09/08 (e)	260,000	257,127
5.625%, 05/15/09	1,410,000	1,330,287
5.850%, 01/14/09	370,000	353,844
6.625%, 05/15/12	5,090,000	4,231,407
6.750%, 12/01/14	670,000	540,388
6.875%, 09/15/11	1,325,000	1,133,530
7.250%, 03/02/11	40,000	35,062
8.000%, 11/01/31 (e)	1,650,000	1,384,144
Goldman Sachs Capital II 5.793%, 12/29/49 (a)	3,880,000	3,454,461
HSBC Finance Capital Trust IX 5.911%, 11/30/35 (a)	50,000	46,264
ILFC E-Capital Trust II (144A) 6.250%, 12/21/65 (a)	330,000	315,382

Security Description	Face Amount	Value*

Diversified Financial Services—(Continued)
Intergas Finance BV 6.375%, 05/14/17	$2,450,000	$2,198,875
International Lease Finance Corp. 5.875%, 05/01/13	50,000	50,828
KAC Aquisition Co. (144A) Zero Coupon, 04/26/26 (d)	3,316	0
Level 3 Financing, Inc. 9.250%, 11/01/14 (e)	295,000	266,975
NXP Funding, LLC 9.500%, 10/15/15 (e)	205,000	187,831
Petrobras International Finance Co. 6.125%, 10/06/16	1,190,000	1,213,800
Residential Capital, LLC 6.000%, 02/22/11	5,030,000	3,131,175
6.500%, 06/01/12	20,000	12,300
7.615%, 05/22/09 (a)	470,000	333,700
7.814%, 04/17/09 (a)	160,000	113,600
RSHB Capital S.A. for OJSC Russian Agricultural Bank (144A) 6.299%, 05/15/17	570,000	540,075
Sprint Capital Corp. 6.900%, 05/01/19	30,000	29,801
8.375%, 03/15/12	1,725,000	1,868,216
8.750%, 03/15/32	160,000	180,352
SunTrust Capital VIII 6.100%, 12/01/66 (a)	650,000	540,944
Telecom Italia Capital S.A. 5.250%, 10/01/15	2,100,000	2,045,923
TNK-BP Finance S.A. 7.500%, 07/18/16	108,000	106,865
7.875%, 03/13/18	2,440,000	2,409,500
TNK-BP Finance S.A. (144A) 6.625%, 03/20/17	670,000	611,375
7.500%, 07/18/16	1,080,000	1,046,250
Wells Fargo Capital X 5.950%, 12/15/36 (e)	930,000	867,944

		57,618,933

Diversified Telecommunication Services—0.9%
America Movil SAB de C.V. 5.625%, 11/15/17	880,000	859,844
Citizens Communications Co.
7.125%, 03/15/19	165,000	156,750
7.875%, 01/15/27	250,000	238,125
Embarq Corp. 6.738%, 06/01/13	3,550,000	3,672,038
Qwest Communications International, Inc. (Series B) 7.500%, 02/15/14	303,000	302,242
Qwest Corp. 8.875%, 03/15/12	275,000	294,250
Royal KPN NV 8.000%, 10/01/10	990,000	1,061,741
Verizon Florida, Inc. 6.125%, 01/15/13	70,000	72,258

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2007

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Diversified Telecommunication Services—(Continued)
Verizon New York, Inc. 6.875%, 04/01/12 (e)	$1,820,000	$1,931,033
Windstream Corp. 8.625%, 08/01/16	450,000	472,500

		9,060,781

Electric Utilities—1.9%
Dominion Resources, Inc. 5.700%, 09/17/12	1,350,000	1,386,269
Edison Mission Energy 7.000%, 05/15/17	390,000	383,175
7.200%, 05/15/19	520,000	510,900
7.625%, 05/15/27	190,000	178,600
Energy Future Holdings Corp. 10.875%, 11/01/17	1,560,000	1,567,800
11.250%, 11/01/17	8,730,000	8,882,775
Exelon Corp. 5.625%, 06/15/35	595,000	531,358
FirstEnergy Corp. 6.450%, 11/15/11	770,000	795,114
7.375%, 11/15/31	1,645,000	1,804,957
Williams Cos., Inc. 7.125%, 09/01/11	50,000	52,813
7.500%, 01/15/31	925,000	994,375
7.625%, 07/15/19	125,000	135,469
7.750%, 06/15/31	1,410,000	1,543,950
7.875%, 09/01/21	1,091,000	1,209,646
8.750%, 03/15/32	455,000	556,237

		20,533,438

Energy Equipment & Services—0.3%
Compagnie Generale de Geophysique-Veritas 7.500%, 05/15/15	115,000	116,437
7.750%, 05/15/17	480,000	484,800
Kinder Morgan Energy Partners, L.P. 6.000%, 02/01/17	1,410,000	1,409,920
6.300%, 02/01/09	200,000	202,587
6.750%, 03/15/11	870,000	912,677
6.950%, 01/15/38	50,000	52,475
7.125%, 03/15/12	20,000	21,379
SemGroup, L.P. (144A) 8.750%, 11/15/15	75,000	71,250

		3,271,525

Federal Agencies—37.8%
Farmer Mac Guaranteed Notes Trust 5.125%, 04/19/17	3,400,000	3,493,126
Federal Home Loan Bank 5.000%, 12/21/15 (e)	3,660,000	3,837,137
5.000%, 12/01/34	145,168	141,799
5.500%, 10/01/35	1,511,618	1,509,083

Security Description	Face Amount	Value*

Federal Agencies—(Continued)
5.500%, 07/15/36 (e)	$2,690,000	$2,945,364
5.500%, 07/01/37	1,987,109	1,983,007
5.500%, 12/01/37	4,000,000	3,991,919
5.553%, 11/01/37 (a)	11,140,000	11,221,779
6.000%, 10/01/37	1,405,421	1,426,409
6.000%, 12/01/37	40,600,000	41,206,308
Federal Home Loan Mortgage Corp. 5.365%, 02/01/36 (a)	2,576,134	2,596,720
5.500%, 12/01/36	29,759,960	29,702,269
5.814%, 02/01/37 (a)	1,282,384	1,304,262
5.959%, 05/01/37 (a)	3,472,869	3,521,019
6.000%, 09/01/37	6,663,350	6,762,858
6.022%, 05/01/37 (a)	2,765,954	2,810,373
11.565%, 06/15/21 (a) (g)	1	1
Federal National Mortgage Association 5.000%, 08/01/34	344,778	336,785
5.000%, 03/01/35	297,779	290,875
5.000%, 05/01/35	774,008	755,642
5.000%, 08/01/35	240,971	235,230
5.000%, 02/01/36	16,178,963	15,795,075
5.000%, TBA	88,500,000	86,342,812
5.112%, 10/01/35 (a)	1,211,107	1,231,044
5.500%, 04/01/36	9,014,709	8,914,404
5.500%, 11/01/36	4,563,055	4,558,125
5.500%, 01/01/37	7,420,316	7,412,299
5.500%, 08/01/37	2,977,490	2,973,652
5.500%, TBA	29,800,000	30,164,924
5.513%, 02/01/37 (a)	7,562,388	7,654,327
6.000%, 10/01/36	15,482,294	15,725,267
6.000%, 07/01/37	997,534	1,013,054
6.000%, 12/01/37	6,000,000	6,093,352
6.000%, TBA	4,900,000	4,981,279
6.500%, 03/01/26	19,038	19,780
6.500%, 03/01/36	971,319	998,557
6.500%, 08/01/36	926,677	952,663
6.500%, 10/01/36	616,321	633,604
6.500%, 12/01/36	918,034	943,778
6.500%, 05/01/37	999,010	1,026,918
6.500%, 07/01/37	998,614	1,026,511
6.500%, 08/01/37	499,610	513,567
6.500%, 09/01/37	2,369,145	2,435,329
6.500%, 10/01/37	2,969,293	3,052,243
6.500%, TBA	12,540,000	12,888,762
7.000%, 05/01/26	3,613	3,786
7.500%, 12/01/29	6,007	6,353
7.500%, 06/01/30	10,634	11,236
7.500%, 08/01/30	1,193	1,261
7.500%, 11/01/30	46,213	49,326
7.500%, 02/01/31	1,946	2,077
8.000%, 08/01/27	4,654	4,987
8.000%, 01/01/31	215,281	230,920
8.500%, 08/01/19	103,646	110,858
10.400%, 04/25/19	4,030	4,374

*See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2007

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Federal Agencies—(Continued)
Government National Mortgage Association 5.500%, TBA	$9,800,000	$9,835,219
6.000%, TBA	54,700,000	55,995,219

		403,678,907

Food & Staples Retailing—0.2%
CVS Caremark Corp. 6.943%, 01/10/30	2,130,000	2,136,305
Safeway, Inc. 7.250%, 02/01/31	50,000	54,195

		2,190,500

Food Products—0.0%
Dole Food Co., Inc. 7.250%, 06/15/10	285,000	259,350
8.750%, 07/15/13 (a) (e)	125,000	115,000
8.875%, 03/15/11	150,000	138,750

		513,100

Foreign Government—0.5%
Mexico Government International Bond 5.625%, 01/15/17	1,260,000	1,277,010
5.875%, 01/15/14 (e)	760,000	790,400
6.750%, 09/27/34	851,000	939,930
10.375%, 02/17/09	238,000	252,994
Region of Lombardy Italy 5.804%, 10/25/32	925,000	993,930
Russian Federation 7.500%, 03/31/30 (a)	31,680	36,293
11.000%, 07/24/18	950,000	1,362,157

		5,652,714

Gas Utilities—0.1%
El Paso Natural Gas Co. 8.375%, 06/15/32	590,000	691,125

Government Agency—0.7%
Tennessee Valley Authority 5.980%, 04/01/36	2,320,000	2,637,984
Virginia Housing Development Authority 6.000%, 06/25/34	4,470,411	4,470,858

		7,108,842

Health Care Providers & Services—0.4%
Community Health Systems, Inc. 8.875%, 07/15/15	500,000	509,375
DaVita, Inc. 6.625%, 03/15/13	405,000	402,975
HCA, Inc. 6.250%, 02/15/13	543,000	475,125
6.375%, 01/15/15	275,000	232,375
6.500%, 02/15/16 (e)	494,000	417,430

Security Description	Face Amount	Value*

Health Care Providers & Services—(Continued)
HCA, Inc.
9.125%, 11/15/14	$90,000	$93,600
9.250%, 11/15/16	690,000	724,500
9.625%, 11/15/16	132,000	139,590
IASIS Healthcare, LLC 8.750%, 06/15/14	350,000	350,000
Tenet Healthcare Corp. 6.875%, 11/15/31	95,000	70,775
7.375%, 02/01/13	325,000	284,375
Vanguard Health Holdings Co. I, LLC 0/11.250%, 10/01/15 (e) (f)	210,000	155,400
Vanguard Health Holdings Co. II, LLC 9.000%, 10/01/14	580,000	558,250
WellPoint, Inc. 5.875%, 06/15/17	130,000	130,884

		4,544,654

Hotels, Restaurants & Leisure—0.2%
Boyd Gaming Corp. 6.750%, 04/15/14	100,000	95,250
Caesars Entertainment, Inc. 8.125%, 05/15/11 (e)	50,000	46,500
Carrols Corp. 9.000%, 01/15/13	205,000	186,550
Inn of the Mountain Gods Resort & Casino 12.000%, 11/15/10 (e)	110,000	114,400
Las Vegas Sands Corp. 6.375%, 02/15/15	225,000	211,500
MGM Mirage 6.750%, 09/01/12	320,000	311,600
7.625%, 01/15/17 (e)	435,000	429,563
Station Casinos, Inc. 6.500%, 02/01/14	125,000	93,750
7.750%, 08/15/16	500,000	451,250
Turning Stone Casino Resort Enterprise (144A) 9.125%, 12/15/10	275,000	277,750

		2,218,113

Independent Power Producers & Energy Traders—0.6%
Duke Energy Corp. 4.200%, 10/01/08	50,000	49,686
5.625%, 11/30/12	370,000	384,017
NRG Energy, Inc. 7.250%, 02/01/14	155,000	151,125
7.375%, 02/01/16	715,000	697,125
The AES Corp. 7.750%, 03/01/14	35,000	35,263
7.750%, 10/15/15	520,000	527,800
8.000%, 10/15/17	2,850,000	2,914,125
8.875%, 02/15/11 (e)	150,000	156,375
9.375%, 09/15/10	403,000	423,150
9.500%, 06/01/09	100,000	103,500

*See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2007

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Independent Power Producers & Energy Traders—(Continued)
TXU Corp. 5.550%, 11/15/14	$420,000	$335,237
6.500%, 11/15/24	490,000	357,411
6.550%, 11/15/34	1,040,000	752,656

		6,887,470

Industrial Conglomerates—0.6%
Corporacion Andina de Fomento 6.875%, 03/15/12	2,900,000	3,094,370
Tyco International Group S.A. 6.000%, 11/15/13	2,660,000	2,734,054
6.125%, 11/01/08	50,000	50,430

		5,878,854

Insurance—0.5%
American International Group, Inc. 5.850%, 01/16/18	350,000	352,292
6.250%, 03/15/37	760,000	679,758
The Travelers Cos., Inc. 6.250%, 03/15/67 (a)	4,400,000	4,126,263

		5,158,313

IT Services—0.2%
Electronic Data Systems Corp. 7.125%, 10/15/09	1,270,000	1,311,053
SunGard Data Systems, Inc. 9.125%, 08/15/13	280,000	284,900

		1,595,953

Leisure Equipment & Products—0.1%
Herbst Gaming, Inc. 8.125%, 06/01/12	225,000	146,813
Pinnacle Entertainment, Inc. 8.750%, 10/01/13	375,000	381,562
Seneca Gaming Corp. 7.250%, 05/01/12	225,000	226,688

		755,063

Machinery—0.0%
Terex Corp. 8.000%, 11/15/17 (e)	170,000	172,125

Media—1.5%
CCH I Holdings, LLC 11.000%, 10/01/15 (e)	984,000	801,960
Clear Channel Communications, Inc. 6.250%, 03/15/11	1,130,000	1,022,650
Comcast Cable Communications Holdings, Inc. 8.375%, 03/15/13	50,000	56,094
8.875%, 05/01/17	600,000	715,393
Comcast Corp. 5.875%, 02/15/18	170,000	169,488
6.500%, 01/15/15	1,890,000	1,972,759
6.500%, 01/15/17	130,000	135,545

Security Description	Face Amount	Value*

Media—(Continued)
CSC Holdings, Inc. 6.750%, 04/15/12	$350,000	$334,687
8.125%, 08/15/09	200,000	203,500
Dex Media West, LLC 9.875%, 08/15/13	267,000	277,680
Dex Media, Inc. 0/9.000%, 11/15/13 (e) (f)	295,000	268,450
DirecTV Holdings, LLC 8.375%, 03/15/13	162,000	168,480
EchoStar DBS Corp. 6.625%, 10/01/14	845,000	840,775
Idearc, Inc. 8.000%, 11/15/16	580,000	532,150
Lamar Media Corp. 6.625%, 08/15/15	455,000	442,487
Liberty Media, LLC 7.875%, 07/15/09	2,540,000	2,578,710
News America, Inc. 6.650%, 11/15/37	100,000	103,148
R.H. Donnelley Corp. 6.875%, 01/15/13	225,000	201,375
8.875%, 01/15/16	225,000	210,375
Time Warner Cable, Inc. 5.850%, 05/01/17	2,650,000	2,656,540
Time Warner Entertainment Co., L.P. 8.375%, 07/15/33	510,000	614,350
Time Warner, Inc. 6.875%, 05/01/12	1,270,000	1,337,321
7.625%, 04/15/31	50,000	55,331
7.700%, 05/01/32	120,000	133,327
TL Acquisitions, Inc. (144A) 10.500%, 01/15/15	220,000	211,475
Videotron Ltee 6.375%, 12/15/15	250,000	234,688

		16,278,738

Metals & Mining—0.4%
Freeport-McMoRan Copper & Gold, Inc. 8.375%, 04/01/17	630,000	675,675
Steel Dynamics, Inc. 7.375%, 11/01/12	180,000	180,900
Steel Dynamics, Inc. (144A) 6.750%, 04/01/15	370,000	357,050
Vale Overseas, Ltd. 6.875%, 11/21/36	2,740,000	2,771,814
8.250%, 01/17/34	60,000	69,470

		4,054,909

Multi-Utilities—0.3%
Dynegy Holdings, Inc. 7.125%, 05/15/18	115,000	101,775
7.750%, 06/01/19	585,000	539,663
Pacific Gas & Electric Co. 5.625%, 11/30/17	1,480,000	1,484,481
5.800%, 03/01/37	430,000	414,633
6.050%, 03/01/34	770,000	768,720

		3,309,272

*See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2007

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Multiline Retail—0.0%
The Neiman Marcus Group, Inc. 10.375%, 10/15/15 (e)	$155,000	$161,394

Office Electronics—0.0%
Xerox Corp. 6.400%, 03/15/16	360,000	368,382

Oil, Gas & Consumable Fuels—2.5%
Anadarko Petroleum Corp. 6.450%, 09/15/36	1,140,000	1,160,903
Apache Corp. 5.250%, 04/15/13	1,000,000	1,023,553
5.625%, 01/15/17 (e)	2,620,000	2,669,138
Chesapeake Energy Corp. 6.250%, 01/15/18	25,000	24,000
6.375%, 06/15/15	425,000	411,188
6.500%, 08/15/17	450,000	434,250
ConocoPhillips Holding Co. 6.950%, 04/15/29	1,230,000	1,404,776
El Paso Corp. 7.000%, 06/15/17	2,410,000	2,412,499
7.375%, 12/15/12	50,000	51,190
7.750%, 01/15/32	179,000	181,699
7.800%, 08/01/31	45,000	45,669
7.875%, 06/15/12 (e)	575,000	597,257
Exco Resources, Inc. 7.250%, 01/15/11	465,000	447,562
Gaz Capital for Gazprom (144A) 6.212%, 11/22/16	1,880,000	1,803,672
6.510%, 03/07/22	1,220,000	1,159,854
8.625%, 04/28/34	800,000	1,000,000
Hess Corp. 6.650%, 08/15/11	2,330,000	2,459,168
7.300%, 08/15/31	1,060,000	1,190,667
7.875%, 10/01/29	140,000	165,706
Kerr-McGee Corp. 6.950%, 07/01/24	500,000	534,099
7.875%, 09/15/31	2,270,000	2,706,673
OPTI Canada, Inc. 7.875%, 12/15/14	430,000	420,325
OPTI Canada, Inc. (144A) 8.250%, 12/15/14	310,000	306,900
Peabody Energy Corp. 6.875%, 03/15/13	120,000	120,600
Pemex Project Funding Master Trust 6.625%, 06/15/35 (e)	260,000	274,049
6.625%, 06/15/35	150,000	158,105
Quicksilver Resources, Inc. 7.125%, 04/01/16	250,000	245,625
Valero Energy Corp. 4.750%, 06/15/13	50,000	48,479
Whiting Peteroleum Corp. 7.000%, 02/01/14	205,000	202,950
7.250%, 05/01/12	50,000	49,250

Security Description	Face Amount	Value*

Oil, Gas & Consumable Fuels—(Continued)
XTO Energy, Inc. 5.650%, 04/01/16	$2,190,000	$2,205,558
6.250%, 08/01/17	20,000	20,982
7.500%, 04/15/12	390,000	426,327

		26,362,673

Paper & Forest Products—0.1%
Appleton Papers, Inc. 9.750%, 06/15/14	150,000	148,500
Weyerhaeuser Co. 6.750%, 03/15/12	680,000	714,095

		862,595

Pharmaceuticals—0.4%
Abbott Laboratories 5.600%, 11/30/17	3,150,000	3,236,376
Wyeth 5.500%, 03/15/13 (a)	50,000	51,426
5.950%, 04/01/37	1,190,000	1,193,157

		4,480,959

Real Estate Investment Trusts—0.1%
Boston Properties, L.P. 6.250%, 01/15/13	65,000	65,286
Host Marriott, L.P. 6.375%, 03/15/15	350,000	341,250
iStar Financial, Inc. 5.150%, 03/01/12 (e)	50,000	43,211
Realogy Corp. (144A) 12.375%, 04/15/15 (e)	1,400,000	882,000

		1,331,747

Semiconductors & Semiconductor Equipment—0.0%
Freescale Semiconductor, Inc. 8.875%, 12/15/14	120,000	107,100

Specialty Retail—0.0%
NEBCO Evans Holdings Co. 12.375%, 07/15/07 (b) (c) (d)	350,000	0
The Limited, Inc. 6.950%, 03/01/33	60,000	52,570

		52,570

Textiles, Apparel & Luxury Goods—0.0%
Oxford Industries, Inc. 8.875%, 06/01/11	120,000	119,400

Thrifts & Mortgage Finance—0.1%
Countrywide Financial Corp. 5.076%, 06/18/08 (a)	570,000	504,218
5.384%, 01/05/09 (a)	460,000	364,442
Countrywide Home Loans, Inc. 4.000%, 03/22/11 (e)	75,000	54,154

		922,814

*See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2007

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Tobacco—0.2%
Altria Group, Inc. 7.000%, 11/04/13	$1,100,000	$1,230,170
Reynolds American, Inc. 6.750%, 06/15/17	575,000	585,651

		1,815,821

Trading Companies & Distributors—0.0%
The Holt Group, Inc. 9.750%, 01/15/49 (b) (c) (d)	200,000	0

U.S. Treasury—9.3%
U.S. Treasury Bonds 4.750%, 02/15/37 (e)	370,000	387,228
5.500%, 08/15/28	500,000	566,172
6.125%, 11/15/27	200,000	242,203
8.875%, 08/15/17(e)	340,000	467,819
U.S. Treasury Inflation Indexed Bonds (TII) 2.000%, 01/15/26 (e)	1,484,194	1,478,165
2.375%, 01/15/27 (e)	4,232,019	4,475,360
2.500%, 07/15/16 (e)	693,122	739,149
2.625%, 07/15/17 (e)	10,937,126	11,800,983
U.S. Treasury Inflation Indexed Notes (TII) 0.875%, 04/15/10 (e)	584,489	582,526
2.000%, 01/15/16 (e)	4,305,217	4,418,229
2.375%, 04/15/11 (e)	778,902	811,884
U.S. Treasury Notes 2.375%, 01/15/17 (e)	507,635	535,674
3.500%, 02/15/10 (e)	6,930,000	6,990,097
4.000%, 04/15/10 (e)	12,500,000	12,753,900
4.125%, 08/31/12 (e)	39,690,000	40,865,181
4.500%, 03/31/09 (e)	6,560,000	6,669,677
4.500%, 03/31/12 (e)	670,000	700,255
4.625%, 10/31/11 (e)	130,000	136,236
4.625%, 07/31/12 (e)	1,890,000	1,984,500
4.750%, 08/15/17 (e)	40,000	42,247
4.875%, 05/31/11 (e)	2,890,000	3,045,788

		99,693,273

Wireless Telecommunication Services—0.2%
American Tower Corp. 7.500%, 05/01/12	150,000	154,500
Cingular Wireless Services, Inc. 8.750%, 03/01/31	50,000	64,799
Nextel Communications, Inc.
6.875%, 10/31/13	1,295,000	1,275,733
7.375%, 08/01/15	800,000	787,695

		2,282,727

Yankee—0.1%
Methanex Corp. 8.750%, 08/15/12	225,000	241,313
Morgan Stanley Bank AG for OAO Gazprom 9.625%, 03/01/13	170,000	192,668

Security Description	Face Amount	Value*

Yankee—(Continued)
Rogers Cable, Inc. 8.750%, 05/01/32	$375,000	$471,279
Smurfit Capital Funding, Plc. 7.500%, 11/20/25	275,000	259,875

		1,165,135

Total Fixed Income (Identified Cost $1,054,130,073)		1,038,986,846

Preferred Stock—0.7%
Security Description	Shares	Value*

Diversified Financial Services—0.1%
Resona Preferred Global Securities Cayman, Ltd. (144A) (a)	770,000	764,023
TCR Holdings (Class B) (d) (h)	840	1
TCR Holdings (Class C) (b) (d) (h)	462	0
TCR Holdings (Class D) (d) (h)	1,219	1
TCR Holdings (Class E) (d) (h)	2,521	3

		764,028

Thrifts & Mortgage Finance—0.6%
Federal Home Loan Mortgage Corp.	135,000	3,530,250
Federal National Mortgage Association (e)	95,000	2,446,250
Federal National Mortgage Association (144A)	3,400	156,719

		6,133,219

Total Preferred Stock (Identified Cost $6,727,306)		6,897,247

Term Loans—0.2%
Security Description	Face Amount	Value*

IT Services—0.2%
First Data Corp. 7.960%, 09/24/14 (a)	$2,400,000	2,279,455

Total Term Loans (Identified Cost $2,304,000)		2,279,455

Common Stock—0.0%
Security Description	Shares	Value*

Chemicals—0.0%
Applied Extrusion Technologies, Inc. (Class B) (h)	2,424	16,968

Diversified Financial Services—0.0%
ContiFinancial Corp. (Liquidating Unit Trust) (i)	234,073	73

*See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2007

Common Stock—(Continued)

Security Description	Shares	Value*

Household Products—0.0%
Home Interiors & Gifts, Inc. (Restricted Shares) (d) (h)	674,618	$6,746

Total Common Stock (Identified Cost $364,358)		23,787

Escrow Shares—0.0%

Textiles, Apparel & Luxury Goods—0.0%
Pillowtex Corp. (b) (d) (h)	250,000	0

Total Escrow Shares (Identified Cost $0)		0

Warrants—0.0%

Foreign Government—0.0%
Republic of Venezuela (d) (h)	3,750	140,625

Household Durables—0.0%
Winsloew Furniture, Inc. (144A) (d) (h)	200	2

Textiles, Apparel & Luxury Goods—0.0%
Pillowtex Corp. (b) (d) (h)	1,701	0

Wireless Telecommunication Services—0.0%
Leap Wireless International, Inc. (144A) (b) (d) (h)	125	0

Total Warrants (Identified Cost $43,682)		140,627

Fixed Income—Convertible—0.0%
Security Description	Face Amount	Value*

Automobiles—0.0%
Ford Motor Co. 4.250%, 12/15/36 (e)	$170,000	168,937

Total Fixed Income—Convertible (Identified Cost $170,000)		168,937

Short Term Investments—30.6%

Discount Notes—19.6%
Federal Home Loan Bank 3.250%, 01/02/08	205,900,000	205,879,410
Federal National Mortgage Association 5.000%, 03/17/08	3,500,000	3,462,982

		209,342,392

Mutual Funds—10.8%
State Street Navigator Securities Lending Prime Portfolio (j)	115,277,525	115,277,525

Security Description	Face Amount	Value*

Repurchase Agreement—0.2%
Merrill Lynch Repurchase Agreement dated 12/31/07 at 4.050% to be repurchased at $2,400,540 on 1/02/08 collateralized by $1,895,000 Tennessee Valley Authority 7.125% due 5/01/30 with a value of $2,448,000.	$2,400,000	$2,400,000

Total Short Term Investments (Identified Cost $327,019,917)		327,019,917

Total Investments—128.8% (Identified Cost $1,390,759,336) (k)		1,375,516,816
Liabilities in excess of other assets		(308,747,481)

Total Net Assets—100%		$1,066,769,335

(a)	Variable or Floating Rate Security. Rate disclosed is as of December 31, 2007.
(b)	Zero Valued Security.
(c)	Non-Income Producing; Defaulted Bond.
(d)	Security was valued in good faith under procedures established by the Board of Directors.
(e)	A portion or all of the security was held on loan. As of December 31, 2007, the market value of securities loaned was $116,484,026 and the collateral received consisted of cash in the amount of $115,277,525 and non cash collateral with a value of $3,010,504. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian.
(f)	Step Bond: Coupon rate is set for an initial period and then increased to a higher coupon rate at a specified date.
(g)	Interest Only Certificate. This security receives monthly interest payments but is not entitled to principal payments.
(h)	Non-Income Producing.
(i)	Non-Income Producing; issuer filed under Chapter 11 of the Federal Bankruptcy Code.
(j)	Represents investment of cash collateral received from securities lending transactions.
(k)	The aggregate cost of investments for federal income tax purposes as of December 31, 2007 was $1,391,773,445 and the composition of unrealized appreciation and depreciation of investment securities was $10,658,386 and $(26,915,015), respectively.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2007, the market value of 144A securities was $82,806,562, which is 7.8% of total net assets.
(TBA)—	A contract for the purchase or sale of a Mortgage Backed Security to be delivered at a future date but does not include a specified pool or precise amount to be delivered.
(TII)—	A Treasury Inflation Index is a security with a fixed interest rate and the principal is adjusted for inflation. At maturity, the security will be redeemed at the greater of the inflation adjusted principal or par amount at original issue.

*See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2007

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Contract Amount	Valuation as of 12/31/2007	Unrealized Appreciation/ Depreciation
Euribor Futures	6/16/2008	262	$91,614,016	$91,387,388	$(226,628)
Eurodollar Futures	3/17/2008	125	29,880,675	29,926,562	45,887
Eurodollar Futures	6/16/2008	109	25,843,933	26,229,488	385,555
Eurodollar Futures	9/15/2008	204	49,154,695	49,220,100	65,405
Eurodollar Futures	12/15/2008	10	2,407,450	2,415,750	8,300
Eurodollar Futures	3/16/2009	10	2,405,945	2,415,750	9,805
Eurodollar Futures	6/15/2009	10	2,402,700	2,412,750	10,050
Eurodollar Futures	9/14/2009	10	2,399,325	2,408,750	9,425
German Treasury Bonds 10 Year Futures	3/6/2008	236	39,858,973	38,970,536	(888,437)
U.S. Treasury Bond Futures	3/19/2008	451	53,019,605	52,485,125	(534,480)
U.S. Treasury Notes 2 Year Futures	3/31/2008	22	4,624,860	4,625,500	640
U.S. Treasury Notes 5 Year Futures	3/31/2008	743	81,596,793	81,938,969	342,176

Futures Contracts—Short
U.S. Treasury Notes 10 Year Futures	3/19/2008	(489)	(55,535,165)	(55,448,016)	87,149

Net Unrealized Depreciation					$(685,153)

Options Written

Options Written—Calls	Expiration Date	Number of Contracts	Premiums Received	Valuation as of 12/31/2007	Unrealized Appreciation/ Depreciation
U.S. Treasury Note 10 Year Futures 111 Call	2/22/2008	(332)	$(231,059)	$(944,125)	$(713,066)
U.S. Treasury Note 10 Year Futures 112 Call	2/22/2008	(44)	(39,655)	(94,188)	(54,533)

Options Written—Puts
U.S. Treasury Note 10 Year Futures 107 Put	2/22/2008	(105)	(88,256)	(4,922)	83,334
U.S. Treasury Note 10 Year Futures 112 Put	2/22/2008	(220)	(177,650)	(165,000)	12,650

Net Unrealized Depreciation					$(671,615)

*See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Statement of Assets & Liabilities

December 31, 2007

Assets
Investments at value (a) (c)		$1,375,516,816
Receivable for:
Securities sold		28,696,896
Fund shares sold		804,130
Accrued interest and dividends		7,583,588
Foreign taxes		4,683
Futures variation margin		1,098,644

Total Assets		1,413,704,757
Liabilities
Payable for:
Securities purchased	$228,155,268
Fund shares redeemed	781,612
Withholding taxes	1,988
Collateral for securities loaned	115,277,525
Due to custodian bank	839,451
Options written, at fair value (b)	1,208,235
Accrued expenses:
Management fees	535,214
Service and distribution fees	67,342
Deferred directors’ fees	13,321
Other expenses	55,466

Total Liabilities		346,935,422

Net Assets		$1,066,769,335

Net assets consists of:
Capital paid in		$1,036,895,443
Undistributed net investment income		41,173,287
Accumulated net realized gains		5,299,893
Unrealized depreciation on investments, futures contracts, foreign currency and options		(16,599,288)

Net Assets		$1,066,769,335

Computation of offering price:
Class A
Net asset value and redemption price per share ($696,191,155 divided by 54,797,568 shares outstanding)		$12.70

Class B
Net asset value and redemption price per share ($241,183,886 divided by 19,064,111 shares outstanding)		$12.65

Class E
Net asset value and redemption price per share ($129,394,294 divided by 10,213,106 shares outstanding)		$12.67

(a) Identified cost of investments		$1,390,759,336

(b) Premiums received on written options		$(536,620)

(c)	Includes cash collateral for securities on loan of $115,277,525.

Statement of Operations

For the Year Ended December 31, 2007

Investment Income
Dividends		$29,621
Interest		48,708,149 (a)

		48,737,770
Expenses
Management fees	$5,212,322
Service and distribution fees—Class B	550,386
Service and distribution fees—Class E	200,421
Directors’ fees and expenses	24,185
Custodian	129,273
Audit and tax services	36,237
Legal	11,112
Printing	217,805
Insurance	8,379
Miscellaneous	15,156

Total expenses		6,405,276

Net Investment Income		42,332,494

Realized and Unrealized Gain (Loss)
Realized gain on:
Investments—net	4,459,583
Futures contracts—net	553,329
Foreign currency transactions—net	23,401
Options—net	790,540	5,826,853

Change in unrealized appreciation (depreciation) on:
Investments—net	(14,233,546)
Futures contracts—net	(431,056)
Foreign currency transactions—net	127,854
Options—net	(690,897)	(15,227,645)

Net loss		(9,400,792)

Net Increase in Net Assets From Operations		$32,931,702

(a)	Includes income on securities loaned of $185,863.

See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2007	Year ended December 31, 2006
From Operations
Net investment income	$42,332,494	$28,294,830
Net realized gain	5,826,853	2,721,118
Unrealized depreciation	(15,227,645)	(695,446)

Increase in net assets from operations	32,931,702	30,320,502

From Distributions to Shareholders
Net investment income
Class A	(12,132,873)	(12,580,267)
Class B	(5,326,759)	(7,306,479)
Class E	(3,551,481)	(7,255,957)

	(21,011,113)	(27,142,703)

Net realized gain
Class A	(418,375)	(2,004,980)
Class B	(202,282)	(1,240,035)
Class E	(129,537)	(1,203,427)

	(750,194)	(4,448,442)

Total distributions	(21,761,307)	(31,591,145)

Increase in net assets from capital share transactions	352,934,887	217,558,252

Total increase in net assets	364,105,282	216,287,609

Net Assets
Beginning of the period	702,664,053	486,376,444

End of the period	$1,066,769,335	$702,664,053

Undistributed Net Investment Income
End of the period	$42,183,643	$20,862,262

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2007		Year ended December 31, 2006
	Shares	$	Shares	$
Class A
Sales	32,064,594	$402,583,204	15,850,028	$196,471,815
Shares issued through acquisition	0	0	984,206	11,895,886
Reinvestments	1,006,516	12,551,248	1,223,595	14,585,247
Redemptions	(7,446,566)	(93,255,284)	(5,706,228)	(70,429,737)

Net increase	25,624,544	$321,879,168	12,351,601	$152,523,211

Class B
Sales	6,040,423	$75,317,405	7,929,484	$98,102,344
Reinvestments	444,814	5,529,041	718,798	8,546,514
Redemptions	(3,276,505)	(40,875,803)	(2,319,695)	(28,470,172)

Net increase	3,208,732	$39,970,643	6,328,587	$78,178,686

Class E
Sales	1,544,488	$19,309,344	1,629,882	$20,205,861
Reinvestments	295,902	3,681,018	710,873	8,459,384
Redemptions	(2,551,275)	(31,905,286)	(3,397,895)	(41,808,890)

Net decrease	(710,885)	$(8,914,924)	(1,057,140)	$(13,143,645)

Increase derived from capital share transactions		$352,934,887		$217,558,252

See accompanying notes to financial statements.

MSF-17

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Financial Highlights

	Class A
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$12.58	$12.72	$13.04	$12.61	$11.44

Income From Investment Operations
Net investment income	0.63 (a)	0.38	0.36	0.46	0.51
Net realized and unrealized gain (loss) of investments	(0.15)	0.22	(0.01)	0.35	0.92

Total from investment operations	0.48	0.60	0.35	0.81	1.43

Less Distributions
Distributions from net investment income	(0.35)	(0.64)	(0.41)	(0.38)	(0.26)
Distributions from net realized capital gains	(0.01)	(0.10)	(0.26)	0.00	0.00

Total distributions	(0.36)	(0.74)	(0.67)	(0.38)	(0.26)

Net Asset Value, End of Period	$12.70	$12.58	$12.72	$13.04	$12.61

Total Return (%)	4.0	5.1	2.8	6.6	12.6
Ratio of operating expenses to average net assets (%)	0.66	0.72	0.75	0.77	0.81
Ratio of net investment income to average net assets (%)	5.03	4.91	4.11	3.79	4.66
Portfolio turnover rate (%)	504	700	507	393	329
Net assets, end of period (000)	$696,191	$366,984	$213,906	$164,213	$153,549

	Class B
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$12.53	$12.66	$12.99	$12.58	$11.41

Income From Investment Operations
Net investment income	0.59 (a)	0.54	0.40	0.39	0.23
Net realized and unrealized gain (loss) of investments	(0.14)	0.03	(0.08)	0.38	1.19

Total from investment operations	0.45	0.57	0.32	0.77	1.42

Less Distributions
Distributions from net investment income	(0.32)	(0.60)	(0.39)	(0.36)	(0.25)
Distributions from net realized capital gains	(0.01)	(0.10)	(0.26)	0.00	0.00

Total distributions	(0.33)	(0.70)	(0.65)	(0.36)	(0.25)

Net Asset Value, End of Period	$12.65	$12.53	$12.66	$12.99	$12.58

Total Return (%)	3.7	4.8	2.6	6.3	12.6
Ratio of operating expenses to average net assets (%)	0.91	0.97	1.00	1.02	1.06
Ratio of net investment income to average net assets (%)	4.77	4.66	3.92	3.66	3.95
Portfolio turnover rate (%)	504	700	507	393	329
Net assets, end of period (000)	$241,184	$198,632	$120,590	$36,346	$268

(a)	Per share amount is based on average shares outstanding during the period.

See accompanying notes to financial statements.

MSF-18

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Financial Highlights

	Class E
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$12.55	$12.68	$13.00	$12.58	$11.42

Income From Investment Operations
Net investment income	0.61 (a)	0.62	0.50	0.38	0.42
Net realized and unrealized gain (loss) of investments	(0.15)	(0.03)	(0.17)	0.41	0.99

Total from investment operations	0.46	0.59	0.33	0.79	1.41

Less Distributions
Distributions from net investment income	(0.33)	(0.62)	(0.39)	(0.37)	(0.25)
Distributions from net realized capital gains	(0.01)	(0.10)	(0.26)	0.00	0.00

Total distributions	(0.34)	(0.72)	(0.65)	(0.37)	(0.25)

Net Asset Value, End of Period	$12.67	$12.55	$12.68	$13.00	$12.58

Total Return (%)	3.9	4.9	2.7	6.5	12.5
Ratio of operating expenses to average net assets (%)	0.81	0.87	0.90	0.92	0.96
Ratio of net investment income to average net assets (%)	4.87	4.75	3.95	3.64	4.34
Portfolio turnover rate (%)	504	700	507	393	329
Net assets, end of period (000)	$129,394	$137,048	$151,881	$144,605	$96,026

(a)	Per share amount is based on average shares outstanding during the period.

See accompanying notes to financial statements.

MSF-19

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2007

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The Western Asset Management Strategic Bond Opportunities Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

MSF-20

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2007—(Continued)

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated day-to-day responsibility for valuing Portfolio assets to the subadviser of the Portfolio, who values such assets as described above and operates under procedures approved by the Board.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

MSF-21

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2007—(Continued)

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Options:

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

Mortgage Dollar Rolls:

The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. Dollar rolls are accounted for as purchase and sale transactions; gain/loss is recognized at the end of the term of the dollar roll. The average monthly balance of dollar rolls outstanding during the year ended December 31, 2007 was $643,425,694 for the Portfolio.

A Portfolio that enters into mortgage dollar rolls is subject to the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Portfolio’s use of proceeds from the dollar roll may be restricted pending a court determination, a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities.

MSF-22

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2007—(Continued)

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Credit and Market Risk:

The Portfolio may invest in high yield instruments that are subject to certain credit and market risks. The yields of high yield instruments reflect, among other things, perceived credit risk. The Portfolio’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

Credit Risk:

The Portfolio invests a significant portion of its assets in securities of issuers that hold mortgage and asset backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market’s perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain issuers held by the Portfolio. At December 31, 2007, the Portfolio held securities of issuers that hold mortgage and asset backed securities and direct investments in mortgage and asset backed securities with an aggregate value of $277,151,003 (representing 26.0% of the Portfolio’s total assets).

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

As of December 31, 2007, the Portfolio had no capital loss carryovers.

The tax character of distributions paid for the periods ended December 31, 2007 and 2006 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2007	2006	2007	2006	2007	2006	2007	2006
$21,761,307	$29,358,699	$—	$2,232,446	$—	$—	$21,761,307	$31,591,145

As of December 31, 2007, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Depreciation	Loss Carryforwards	Total
$45,540,754	$1,845,715	$(17,371,693)	$—	$30,014,776

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

MSF-23

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2007—(Continued)

3.	INVESTMENT TRANSACTIONS:

For the year ended December 31, 2007, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$4,683,594,092	$301,311,308	$4,572,499,566	$72,425,291

Options Written:

The Portfolio transactions in options written during the year ended December 31, 2007 were as follows:

Call Options	Number of contracts	Premiums received
Options outstanding December 31, 2006	177	$47,662
Options written	1,155	492,607
Options closed	(431)	(104,907)
Options expired	(525)	(164,648)

Options outstanding December 31, 2007	376	$270,714

Put Options	Number of contracts	Premiums received
Options outstanding December 31, 2006	351	$105,964
Options written	1,757	841,183
Options closed	(1,783)	(681,241)
Options expired	0	0

Options outstanding December 31, 2007	325	$265,906

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2007	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
$5,212,322	0.650%	Of the first $500 million
	0.550%	On amounts in excess of $500 million

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Western Asset Management Co. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Service and Distribution Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing, the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to

MSF-24

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2007—(Continued)

that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the year ended December 31, 2007 are shown as Service and Distribution fees in the Statement of Operations.

5.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolios’ behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Portfolio receives 80% of the annual net income from securities lending transactions, which is included in interest income of the Portfolio. The remaining 20% is paid to the custodian as compensation for its securities lending services. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. Any outstanding loans by the Portfolio at December 31, 2007 are footnoted in the Schedule of Investments.

6.	REGULATORY MATTERS:

As previously reported, in May 2004, General American received a Wells Notice stating that the SEC staff was considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws against General American with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through General American. General American responded to the SEC staff and cooperated with the investigation. On August 9, 2007, the SEC announced that it had settled an enforcement action regarding late trading against General American with, among other things, General American agreeing to pay a civil penalty and to comply with certain undertakings. General American consented to the SEC’s order without admitting or denying the findings. MetLife Advisers has also advised the Fund’s Board of Directors that, while certain exceptions to the Fund’s policies have been noted, no situations have been identified that would have a material impact on the financial position of the Fund.

7.	RECENT ACCOUNTING PRONOUNCEMENTS:

Effective June 29, 2007, the Fund implemented Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109” (“FIN 48”). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Fund, and has determined that the adoption of FIN 48 does not have a material impact on the Fund’s financial statements. The Fund files U.S. tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s tax returns remains open for the years ended December 31, 2004 through December 31, 2006.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

MSF-25

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of the Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Western Asset Management Strategic Bond Opportunities Portfolio, one of the portfolios constituting the Metropolitan Series Fund, Inc. (the “Fund”) as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Western Asset Management Strategic Bond Opportunities Portfolio of the Metropolitan Series Fund, Inc. as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 28, 2008

MSF-26

Metropolitan Series Fund, Inc.

Directors and Officers

The Fund’s Directors review actions of the Fund’s investment adviser and subadvisers, and decide upon matters of general policy. The Fund’s officers supervise the daily business operations of the Fund. The Board of Directors and the Fund’s officers are listed below. Each Director is responsible for overseeing all 36 Portfolios of the Fund. There is no limit to the term a Director may serve. Directors serve until their resignation, retirement or removal in accordance with the Fund’s organizational documents and policies adopted by the Board from time to time. Officers hold office at the pleasure of the Board or until the election or appointment and the qualification of a successor. The address of the directors and officers is c/o Metropolitan Series Fund, Inc., 501 Boylston Street, Boston, MA 02116.

Interested Directors(1)

Each Director below is an “interested person” (as defined by the 1940 Act) with respect to the Fund in that Ms. Forget is an employee of MetLife and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Elizabeth M. Forget Age: 41	Director, Chairman of the Board, President and Chief Executive Officer	2006	Senior Vice President (since 2007), MetLife, Inc.; President, Met Investors Advisory, LLC (“MIA”); Trustee and President, Met Investors Series Trust (“MIST”); Executive Vice President, MetLife Investors Group, Inc.; President (since 2006), MetLife Advisers.	81

Arthur G. Typermass Age: 70	Director	1998	Formerly, Senior Vice President and Treasurer, MetLife.	37

Non-Interested Directors(1)

Each Director below is not an “interested person” (as defined by the 1940 Act) with respect to the Fund (collectively, the “Independent Directors”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† Age: 70	Director	1985	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	37

Linda B. Strumpf Age: 60	Director	2000	Vice President and Chief Investment Officer, Ford Foundation.	37

Michael S. Scott Morton† Age: 70	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, MIT.	37

H. Jesse Arnelle Age: 74	Director	2001	Formerly, Counsel, Womble Carlyle Sandrie & Rice; Director, Textron Inc. (global multi-industry company)*; formerly, Director, Gannet Co. Inc. (diversified news and information company)*; formerly, Director, Eastman Chemical Company (global chemical company)*; formerly, Director, Waste Management, Inc.*; formerly, Director, Armstrong Holdings Inc. (parent company of floor and ceiling products business)*; formerly, Director, FPL Group Inc. (public utility holding company)*; Director, URS Corporation (engineering design services firm)*.	37

Nancy Hawthorne Age: 56	Director	2003	Director, Avid Technologies (computer software company)*; formerly, Chairman of the Board of Avid Technologies; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Chief Executive Officer, Clerestory LLC (corporate financial advisor); formerly, Trustee, New England Zenith Fund (“Zenith Fund”)**; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company )*.	37

MSF-27

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
John T. Ludes Age: 71	Director	2003	President, LFP Properties (consulting firm); Formerly, Trustee, Zenith Fund**; formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	37

Officers(1)

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey P. Halperin	40	Chief Compliance Officer	2006	Vice President (since 2006), Corporate Ethics and Compliance Department, MetLife, Inc.; Chief Compliance Officer (since 2006), MetLife Advisers, MIA and MIST.

John F. Guthrie, Jr.	64	Senior Vice President	2002	Manager and Senior Vice President, MetLife Advisers; Vice President, MetLife; Vice President (since 2003), MetLife Group, Inc.; Vice President, NELICO; Vice President (since 2005), MIA; formerly, Senior Vice President, Zenith Fund**.

Alan C. Leland	55	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Treasurer (since 2005), Met Investors Advisory, LLC; Vice President (since 2004), MIA; Vice President (since 2003), MetLife Group, Inc.; Vice President, MetLife; Senior Vice President, NELICO

Peter Duffy	52	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers (since 1998); Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife Group, Inc.; formerly, Vice President and Treasurer, Zenith Fund**.

Thomas M. Lenz	49	Vice President and Secretary	2002	General Counsel and Secretary, MetLife Advisers; Assistant General Counsel, MetLife; formerly, Vice President and Secretary, Zenith Fund**.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
**	The Zenith Fund deregistered with the Securities and Exchange Commission (“SEC”) in 2004.
(†)	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the “State Street Research Funds”).
(1)	Each Director of the Fund also serves as trustee of Metropolitan Series Fund II (“Met Series Fund II”), a registered investment company advised by MetLife Advisers. Each officer of the Fund serves in the same position with Met Series Fund II, which consists of one portfolio.
(2)	Previous positions during the past five years with the Fund, MIST, MetLife, MetLife Advisers, MIA, Zenith Fund, NELICO or New England Securities Corporation are omitted if not materially different.
(3)	The Fund Complex includes the Fund (36 portfolios), Met Series Fund II (1 portfolio) and MIST (44 portfolios)

MSF-28

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Fund’s Contract Review Committees of the Board of Directors (the “Board”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (collectively, the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals at the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers, the Fund’s investment adviser, and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through the subadvisers’ responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies and the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (viii) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (ix) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (x) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xi) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee on September 12, 2007, the Board, at its November 15, 2007 meeting, approved the continuation through December 31, 2008 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio of the Fund. The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the establishment of the investment strategies of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of Subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of

MSF-29

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ recommendations regarding reductions in Fee rates, implementation of Fee breakpoints and institution of Fee waivers and expense caps.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and their affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

MSF-30

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution, brokerage and transfer agency services to the Portfolios, and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2008.

MSF-31

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2007 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-32

Metropolitan Series Fund, Inc. Western Asset Management U.S. Government Portfolio Annual Report	December 31, 2007

Letter from the President

February 1, 2008

Letter to Policy Holders:

2007 was a tumultuous year in the financial markets driven by concerns in the credit markets surrounding sub-prime mortgages and fears of recession in the U.S. Economy. The broad markets were mixed, with the Dow Jones Industrial Average up 8.9% and the MSCI EAFE Index, which measures the performance of international equities, up 11.2% for the year, while the Russell 2000 Index, which measures the performance of small capitalization stocks, was down 1.6%.

In the fixed income markets, credit spreads increased as a result of the pressure from sub-prime mortgage crisis and the Federal Reserve lowered interest rates by a total of 1% during the year. The Lehman Brothers Aggregate Bond Index posted a 7.0% return for the year.

On the following pages, you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth Forget

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Managed by Western Asset Management Company

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the year ended December 31, 2007, the Class A shares of the Western Asset Management U.S. Government Portfolio returned 4.4%, compared to its benchmark, the Lehman Brothers Intermediate Government Bond Index1, which returned 8.5%. The average return of its peer group, a universe of short-term and intermediate term government bond funds (mutual and variable) tracked by Morningstar, was 6.0% over the same period.

PORTFOLIO REVIEW

The last six months of 2007 largely defined the year as a whole: crisis in the fixed-income markets. The TED spread, a measure of systemic risk, rose four-fold. Since June 30, the yield on the two-year Treasury declined 181 basis points (1.81%), driving a powerful rally in the Treasury market. Investors began to suspect that the Federal Reserve had reached the end of its tightening cycle and would need to begin easing (lowering) interest rates. These expectations were subsequently validated by the Fed’s decision to cut the funds rate by a total of 100 basis points, or 1.00%, at the final three FOMC meetings of the year. Short-term interest rates fell especially sharply—partly a result of the flight to quality—though long-term rates declined as well. Core inflation measures were tame, but the Fed showed signs of hesitation in the use of monetary stimulus as headline measures of prices such as the Consumer Price Index (CPI) remained uncomfortably high. Home prices declined and housing market indicators deteriorated markedly as the year progressed. Despite the ongoing weakness in residential construction and the collapse of the subprime lending market, economic growth picked up in the second and third quarters, thanks largely to a boom in nonresidential construction and net exports. Credit spreads widened significantly with most of the losses coming in the second half of the year. Rising uncertainty over the degree of subprime losses forced swap spreads sharply higher, negatively affecting mortgage-backed securities. Treasury Inflation Protected Securities or TIPS outperformed their nominal counterparts on strong CPI accretion and a decline in real yields.

In 2007, the Portfolio trailed its benchmark, the Lehman Brothers Intermediate Government Bond Index. Overweight exposure to the agency mortgage-backed sector detracted significantly from returns as spreads widened and volatility surged. More importantly, non-agency mortgage-backed securities traded poorly given fears of higher delinquencies and losses on the part of homeowners. On the positive side, a tactically driven duration posture contributed modestly to returns as bond yields oscillated in a relatively flat trend during the period. A curve-steepening strategy had a positive impact on performance as the spread between the two- and ten-year yields widened in the latter part of the period.

* The views expressed above are those of the subadvisory firm as of December 31, 2007 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

1 The Lehman Brothers Intermediate Government Bond Index® includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations having maturities between one to ten years.

MSF-2

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

A $10,000 INVESTMENT COMPARED TO

THE LEHMAN BROTHERS INTERMEDIATE

U.S. GOVERNMENT BOND INDEX

Average Annual Returns as of December 31, 2007

	Western Asset Management U.S. Government Portfolio			Lehman Brothers Intermediate U.S. Government Bond Index
	Class A	Class B	Class E
1 Year	4.4%	4.0%	4.1%	8.5%
5 Year	3.0	2.7	2.8	3.7
10 Year	4.7	—	—	5.5
Since Inception	—	3.2	3.9	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 10/31/94, 7/30/02 and 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of December 31, 2007

Top Holdings

% of Total Net Assets
Federal National Mortgage Association	41.9%
Federal Home Loan Bank	13.6%
U.S. Treasury Notes	11.4%
Government National Mortgage Association	2.1%
U.S. Treasury Bonds	1.8%
U.S. Treasury Inflation Indexed Bonds (TII)	1.6%
Federal Home Loan Mortgage Corp.	1.2%
Master Adjustable Rate Mortgages Trust	1.2%
JPMorgan Chase Commercial Mortgage Securities Corp.	0.9%
Countrywide Alternative Loan Trust	0.8%

Top Sectors

% of Total Market Value
Residential Mortgage-Backed	73.2%
Government	19.0%
Commercial Mortgage-Backed	3.0%
Short Term Investments	2.1%
Index-Linked	2.1%
Investment Grade	0.6%

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2007 through December 31, 2007.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period* July 1, 2007 to December 31, 2007
Western Asset Mgt. U.S. Government—Class A	Actual	0.54%	$1,000.00	$1,037.40	$2.77
	Hypothetical	0.54%	$1,000.00	$1,022.45	$2.75

Western Asset Mgt. U.S. Government—Class B	Actual	0.79%	$1,000.00	$1,035.80	$4.05
	Hypothetical	0.79%	$1,000.00	$1,021.18	$4.02

Western Asset Mgt. U.S. Government—Class E	Actual	0.69%	$1,000.00	$1,035.80	$3.54
	Hypothetical	0.69%	$1,000.00	$1,021.69	$3.52

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MSF-4

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of December 31, 2007

Fixed Income—116.3% of Total Net Assets

Security Description	Face Amount	Value*

Asset Backed—4.3%
AAMES Mortgage Investment Trust (144A) 5.015%, 08/25/35 (a)	$205,887	$201,904
ACE Securities Corp. 4.995%, 02/25/31 (a)	5,453,874	5,243,829
Bayview Financial Aquisition Trust 5.012%, 08/28/44 (a)	74,319	73,557
Bayview Financial Asset Trust (144A) 5.465%, 12/25/39 (a)	916,334	851,925
Bear Stearns Asset Backed Securities, Inc. 4.975%, 10/25/36 (a)	1,837,168	1,804,661
Compucredit Aquired Portfolio Voltage Master Trust (144A) 5.198%, 09/15/18 (a)	5,036,234	4,934,048
Countrywide Home Equity Loan Trust 5.168%, 12/25/31 (a)	6,017,567	5,712,505
5.398%, 12/15/28 (a)	721,535	705,860
EMC Mortgage Loan Trust (144A) 5.315%, 12/25/42 (a)	248,978	219,168
GMAC Mortgage Corp. Loan Trust 4.935%, 07/25/36 (a)	800,000	795,385
5.075%, 11/25/36 (a)	9,898,694	8,675,501
GSAMP Trust 4.955%, 07/05/36 (a)	2,570,662	2,070,953
GSR Mortgage Loan Trust 5.135%, 11/25/30 (a)	2,000,000	1,810,820
Indymac Seconds Asset Backed Trust 4.995%, 06/25/36 (a)	5,629,115	2,954,777
Lehman XS Trust 4.909%, 06/25/37 (a)	2,114,893	2,107,384
4.955%, 02/25/37 (a)	3,588,530	3,409,722
Morgan Stanley IXIS Real Estate Capital Trust 4.895%, 07/25/36 (a)	2,926,346	2,898,810
Option One Mortgage Loan Trust 5.155%, 06/25/33 (a)	251,993	237,528
SACO I Trust 4.995%, 06/25/36 (a)	5,214,486	2,150,475
5.015%, 04/25/36 (a)	1,318,548	814,451
5.115%, 07/25/35 (a)	179,834	178,559
5.125%, 06/25/36 (a)	79,671	73,504
SLM Student Loan Trust 5.074%, 07/25/17 (a)	6,454,016	6,452,539
5.094%, 10/25/17 (a)	1,623,890	1,624,433
Structured Asset Securities Corp. (144A) 4.975%, 02/25/36 (a)	5,193,234	1,853,193

		57,855,491

Commercial Mortgage-Backed Securities—13.3%
American Home Mortgage Assets 5.055%, 11/25/36 (a)	9,688,515	9,143,345
Banc of America Funding Corp. 5.791%, 10/25/36 (a)	322,764	323,395
Banc of America Mortgage Securities 5.012%, 07/25/35 (a)	529,279	527,402
Bear Stearns Mortgage Funding Trust 5.025%, 12/25/36 (a)	766,618	728,198

Security Description	Face Amount	Value*

Commercial Mortgage-Backed Securities—(Continued)
Bear Stearns Structured Products, Inc. (144A) 5.139%, 12/31/37 (a)	$11,909,952	$11,818,841
Countrywide Alternative Loan Trust 5.149%, 07/25/36 (a)	7,284,345	6,278,357
5.149%, 07/25/36 (a)	7,507,132	6,787,035
5.179%, 07/20/35 (a)	2,103,720	1,983,966
Credit Suisse Mortgage Capital Certificates 5.311%, 12/15/39	10,200,000	10,164,527
CS First Boston Mortgage Securities Corp. 4.889%, 11/15/37 (a)	4,280,000	4,004,651
GE Capital Commercial Mortgage Corp. 5.333%, 11/10/45 (a)	3,000,000	3,014,036
GMAC Mortgage Corp. Loan Trust 5.016%, 11/19/35 (a)	2,405,768	2,391,057
Granite Mortgages, Plc. 5.370%, 01/20/20 (a)	42,213	41,976
Impac Secured Assets CMN Owner Trust 5.185%, 03/25/36 (a)	5,652,998	5,387,697
JPMorgan Chase Commercial Mortgage Securities Corp. 4.951%, 01/12/37 (a)	4,950,000	4,656,337
4.999%, 10/15/42 (a)	3,100,000	2,963,814
5.420%, 01/15/49	1,280,000	1,281,186
5.429%, 12/12/43	9,530,000	9,582,911
LB-UBS Commercial Mortgage Trust 4.858%, 12/15/39 (a)	5,500,000	5,149,747
Luminent Mortgage Trust 5.055%, 05/25/46 (a)	6,249,758	5,881,314
Master Adjustable Rate Mortgages Trust 5.065%, 05/25/47 (a)	11,971,093	11,339,030
5.733%, 12/25/46 (a)	10,726,343	10,074,825
Morgan Stanley Mortgage Loan Trust 4.935%, 06/25/36 (a)	4,486,520	4,438,804
4.985%, 10/25/36 (a)	4,485,697	4,461,640
5.015%, 03/25/36 (a)	3,840,502	3,054,252
5.469%, 06/26/36 (a)	7,005,110	6,912,573
Novastar Mortgage-Backed Notes 5.055%, 06/25/36 (a)	5,851,744	5,569,652
Ownit Mortgage Loan Asset Backed Certificates 5.290%, 12/25/36 (a)	3,400,000	3,307,608
Provident Funding Mortgage Loan Trust 4.146%, 05/25/35 (a)	8,936,952	8,876,675
4.345%, 10/25/35 (a)	916,995	909,756
Residential Accredit Loans, Inc. 4.955%, 10/25/46 (a)	8,181,826	7,894,394
Residential Funding Mortgage Securities I, Inc. 4.750%, 12/25/18	4,094,004	4,036,434
Thornburg Mortgage Securities Trust 4.975%, 06/25/36 (a)	4,675,094	4,648,990
5.035%, 01/25/36 (a)	86,601	83,771
5.115%, 07/25/45 (a)	7,029,578	7,027,492
WaMu Mortgage Pass-Through Certificates 5.135%, 12/25/45 (a)	4,822,505	4,566,058
Zuni Mortgage Loan Trust 4.995%, 08/25/36 (a)	364,228	348,268

		179,660,014

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of December 31, 2007

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Federal Agencies—77.2%
Federal Home Loan Bank 5.000%, 12/01/34	$362,920	$354,497
5.250%, 12/11/20 (b)	12,000,000	12,602,220
5.500%, 10/01/35	7,784,831	7,771,778
5.500%, 07/01/37	3,984,007	3,975,783
5.500%, 12/01/37	133,300,000	133,030,805
6.000%, 10/01/37	7,286,262	7,395,073
6.000%, 12/01/37	76,300,000	77,439,441
Federal Home Loan Mortgage Corp. 4.000%, 05/01/19	153,116	146,997
4.500%, 04/15/32	182,747	165,857
4.500%, 04/01/33	2,036,293	1,926,802
4.500%, 04/01/35	1,610,663	1,523,369
5.000%, 12/01/18	1,583,961	1,587,863
5.000%, 08/01/19	2,319,424	2,323,644
5.000%, 10/01/35	8,819,153	8,610,428
5.500%, 01/15/23 (c)	490,878	4,193
5.500%, 07/01/35	2,265,126	2,261,328
5.881%, 01/01/37 (a)	2,333,393	2,379,067
6.000%, 10/01/10	180	183
6.000%, 10/01/28	78,058	79,773
6.000%, 11/01/28	98,145	100,301
6.500%, 08/01/13	15,956	16,410
6.500%, 03/01/26	2,069	2,150
6.500%, 07/01/26	41,860	43,493
7.000%, 07/01/11	6,847	7,080
7.500%, 05/01/32	241,618	257,364
8.000%, 12/01/19	11,649	12,228
8.000%, 07/01/20	29,934	31,572
8.000%, 09/01/30	20,750	22,222
8.500%, 06/15/21	172,895	172,563
9.000%, 10/01/17	5,017	5,093
Federal National Mortgage Association 3.895%, 02/17/09 (a) (b)	2,000,000	1,986,040
4.000%, 08/01/19	99,941	95,862
4.000%, 08/01/20	1,155,894	1,106,906
4.000%, 05/01/33	901,088	831,743
4.500%, 05/01/19	1,196,356	1,176,654
4.500%, 09/01/19	2,725,504	2,680,621
4.500%, 03/01/20	482,351	474,278
4.500%, 04/01/20	19,496	19,169
4.750%, 11/19/12 (b)	25,450,000	26,337,340
4.875%, 01/11/08	12,300,000	12,300,615
5.000%, 10/01/17	2,716,545	2,723,085
5.000%, 12/01/17	14,508,126	14,543,054
5.000%, 02/01/18	3,071,160	3,078,674
5.000%, 03/01/18	2,534,268	2,540,625
5.000%, 04/01/18	3,837,040	3,846,632
5.000%, 05/01/18	1,112,640	1,115,421
5.000%, 06/01/18	3,480,243	3,488,943
5.000%, 11/01/18	3,887,134	3,896,852
5.000%, 10/01/20	2,139,895	2,141,994
5.000%, 11/01/33	10,238,986	10,005,578
5.000%, 08/01/34	1,103,290	1,077,711
5.000%, 03/01/35	818,893	799,907

Security Description	Face Amount	Value*

Federal Agencies—(Continued)
5.000%, 08/01/35	$8,174,619	$7,980,590
5.000%, 09/01/35	3,367,911	3,287,999
5.000%, 11/01/36	2,727,454	2,662,738
5.000%, TBA	241,200,000	235,194,277
5.500%, 09/01/24	3,412,547	3,431,289
5.500%, 04/01/35	3,376,598	3,374,539
5.500%, 09/01/35	10,914,714	10,908,056
5.500%, 12/01/35	880,829	880,292
5.500%, 11/01/36	23,820,236	23,794,499
5.500%, 08/01/37	14,887,449	14,868,258
5.500%, TBA	97,210,000	97,887,209
5.770%, 08/01/37 (a)	12,204,193	12,427,522
6.000%, 04/01/35	7,907,728	8,044,094
6.000%, 10/01/36	13,850,796	14,068,165
6.000%, 11/01/36	12,855,340	13,057,087
6.000%, 10/01/37	27,328,112	27,753,302
6.000%, 11/01/37	73,437,673	74,580,269
6.000%, TBA	1,400,000	1,432,375
6.354%, 07/01/37 (a)	17,190,210	17,748,723
6.363%, 01/25/43 (a)	950,906	961,130
6.500%, 06/01/08	1,071	1,078
6.500%, 12/01/10	2,389	2,441
6.500%, 04/01/13	49,620	51,082
6.500%, 07/01/13	28,621	29,662
6.500%, 06/01/17	564,492	583,948
6.500%, 03/01/26	5,472	5,685
6.500%, 12/01/27	55,725	57,895
6.500%, 04/01/29	261,822	270,973
6.500%, 05/01/32	489,791	502,760
6.500%, 07/01/32	2,852,359	2,972,891
6.500%, TBA	62,800,000	64,546,594
7.000%, 12/01/14	28,187	29,356
7.000%, 07/01/15	5,276	5,493
7.000%, 11/01/23	5,397	5,654
7.000%, 02/01/28	19,652	20,654
7.000%, 10/01/28	130,533	137,335
7.000%, 11/01/28	8,732	9,186
7.000%, 02/01/29	35,002	36,866
7.000%, 01/01/30	13,317	14,046
7.000%, 01/01/34	729,592	765,474
7.500%, 02/01/16	88,408	92,041
7.500%, 11/01/29	69,717	74,527
7.500%, 11/01/30	34,660	36,995
7.500%, 01/01/31	13,538	14,450
8.000%, 05/01/28	11,071	11,872
8.000%, 07/01/30	842	899
8.000%, 08/01/30	10,105	10,788
8.000%, 10/01/30	12,773	13,637
8.000%, 02/01/31	294,160	315,542
8.000%, 07/01/32	1,382	1,476
11.500%, 09/01/19	611	689
12.000%, 10/01/15	37,698	43,643
12.000%, 01/15/16	1,857	2,161
12.500%, 09/20/15	2,942	3,364
12.500%, 01/15/16	22,998	26,229

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of December 31, 2007

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Federal Agencies—(Continued)
Government National Mortgage Association 5.500%, 09/15/34	$2,229,073	$2,246,015
5.500%, 06/15/35	720,395	725,880
5.500%, 12/15/35	5,125,557	5,164,582
6.000%, TBA	27,800,000	28,452,438
6.500%, 08/15/34	696,640	721,182
7.500%, 01/15/29	14,299	15,259
7.500%, 09/15/29	14,646	15,630
7.500%, 02/15/30	19,516	20,693
7.500%, 04/15/30	30,675	32,525
7.500%, 05/15/30	13,494	14,395
7.500%, 09/15/30	27,264	29,085
8.500%, 05/15/18	24,047	26,082
8.500%, 06/15/25	132,510	144,555
9.000%, 08/15/08	426	432
9.000%, 09/15/08	1,021	1,034
9.000%, 10/15/08	6,096	6,175
9.000%, 12/15/08	4,052	4,104
9.000%, 01/15/09	6,062	6,236
9.000%, 02/15/09	741	763
9.000%, 03/15/09	2,729	2,808
9.000%, 04/15/09	8,702	8,934
9.000%, 05/15/09	3,584	3,688
9.000%, 09/15/09	5,020	5,165
9.000%, 12/15/16	11,267	12,128

		1,043,216,868

Government Agency—1.4%
Financing Corp. (FICO) Strips Zero Coupon, 06/27/11	13,949,000	12,378,342
National Archives Facility Trust 8.500%, 09/01/19	4,995,704	6,182,784

		18,561,126

U.S. Treasury—20.1%
U.S. Treasury Bond Strips Zero Coupon, 11/15/09	7,500,000	7,087,433
U.S. Treasury Bonds 7.125%, 02/15/23 (b)	25,600,000	33,036,006
U.S. Treasury Inflation Indexed Bonds (TII) 2.000%, 01/15/26 (b)	17,831,383	17,758,952
2.375%, 01/15/27 (b)	9,986,944	10,561,193
U.S. Treasury Notes
4.000%, 08/31/09 (b)	14,790,000	15,007,236
4.000%, 04/15/10 (b)	112,360,000	114,642,256
4.625%, 07/31/12 (b)	26,220,000	27,531,000
4.750%, 08/15/17 (b)	20,000	21,123
5.000%, 07/31/08 (b)	45,300,000	45,696,375

		271,341,574

Total Fixed Income (Identified Cost $1,576,721,179)		1,570,635,073

Preferred Stock—0.6%
Security Description	Shares	Value*

Thrifts & Mortgage Finance—0.6%
Federal Home Loan Mortgage Corp. (b)	173,000	$4,523,950
Federal National Mortgage Association (b)	122,000	3,141,500

Total Preferred Stock (Identified Cost $7,375,000)		7,665,450

Short Term Investments—36.8%
Security Description	Face Amount/ Shares	Value*

Discount Notes—0.3%
Federal Home Loan Bank 4.18%, 03/14/08	$1,000,000	991,483
Federal National Mortgage Association 5.15%, 03/17/08	2,295,000	2,270,994
4.50%, 03/19/08	600,000	594,169

		3,856,646

Mutual Funds—22.4%
State Street Navigator Securities Lending Prime Portfolio (d)	302,820,054	302,820,054

Repurchase Agreement—14.1%
Deutsche Bank Repurchase Agreement dated 12/31/07 at 4.15% to be repurchased at $191,044,036 on 1/02/08, collateralized by $191,579,000 Federal National Mortgage Association 5.15% due 3/08/12 with a value of $194,819,942.	191,000,000	191,000,000

Total Short Term Investments (Identified Cost $497,676,700)		497,676,700

Total Investments—153.7% (Identified Cost $2,081,772,879) (e)		2,075,977,223
Liabilities in excess of other assets		(725,593,485)

Total Net Assets—100%		$1,350,383,738

(a)	Variable or Floating Rate Security. Rate disclosed is as of December 31, 2007.
(b)	A portion or all of the security was held on loan. As of December 31, 2007, the market value of securities loaned was $313,046,373 and the collateral received consisted of cash in the amount of $302,820,054 and non cash collateral with a value of $15,402,233. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian.
(c)	Interest Only Certificate. This security receives monthly interest payments but is not entitled to principal payments.
(d)	Represents investment of cash collateral received from securities lending transactions.

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of December 31, 2007

(e)	The aggregate cost of investments for federal income tax purposes as of December 31, 2007 was $2,084,523,326 and the composition of unrealized appreciation and depreciation of investment securities was $15,535,080 and $(24,081,183), respectively.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2007, the market value of 144A securities was $19,879,079, which is 1.5% of total net assets.
(TBA)—	A contract for the purchase or sale of a Mortgage Backed Security to be delivered at a future date but does not include a specified pool or precise amount to be delivered.
(TII)—	A Treasury Inflation Index is a security with a fixed interest rate and the principal is adjusted for inflation. At maturity, the security will be redeemed at the greater of the inflation adjusted principal or par amount at original issue.

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Contract Amount	Valuation as of 12/31/2007	Unrealized Appreciation/ Depreciation
Eurodollar Futures	3/17/2008	2,765	$660,522,538	$661,975,563	$1,453,025
U.S. Treasury Notes 2 Year Futures	3/31/2008	173	36,326,459	36,373,250	46,791
U.S. Treasury Notes 10 Year Futures	3/19/2008	425	48,203,766	48,191,016	(12,750)

Futures Contracts—Short
Eurodollar Futures	12/15/2008	(352)	(84,421,040)	(85,034,400)	(613,360)
U.S. Treasury Bond Futures	3/19/2008	(8)	(936,968)	(931,000)	5,968
U.S. Treasury Notes 5 Year Futures	3/31/2008	(1,884)	(207,235,783)	(207,769,875)	(534,092)

Net Unrealized Appreciation					$345,582

Options Written

Options Written—Calls	Expiration Date	Number of Contracts	Premiums Received	Valuation as of 12/31/2007	Unrealized Appreciation
U.S. Treasury Note 10 Year Futures 114.5 Call	1/25/2008	(758)	$(542,085)	$(426,375)	$115,710

Options Written—Puts
U.S. Treasury Note 10 Year Futures 109.5 Put	1/25/2008	(758)	(375,210)	(35,531)	339,679

Net Unrealized Appreciation					$455,389

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Statement of Assets & Liabilities

December 31, 2007

Assets
Investments at value (a) (d)		$1,884,977,223
Repurchase agreements at value (c)		191,000,000
Cash		309,000
Receivable for:
Fund shares sold		805,094
Accrued interest		7,489,741

Total Assets		2,084,581,058
Liabilities
Payable for:
Securities purchased	$428,584,025
Fund shares redeemed	1,473,102
Futures variation margin	179,028
Collateral for securities loaned	302,820,054
Options written, at fair value (b)	461,906
Accrued expenses:
Management fees	555,197
Service and distribution fees	59,608
Deferred directors’ fees	10,943
Other expenses	53,457

Total Liabilities		734,197,320

Net Assets		$1,350,383,738

Net assets consists of:
Capital paid in		$1,312,641,926
Undistributed net investment income		58,910,311
Accumulated net realized losses		(16,173,814)
Unrealized depreciation on investments, futures contracts and options		(4,994,685)

Net Assets		$1,350,383,738

Computation of offering price:
Class A
Net asset value and redemption price per share ($1,032,046,921 divided by 82,665,780 shares outstanding)		$12.48

Class B
Net asset value and redemption price per share ($226,693,352 divided by 18,238,190 shares outstanding)		$12.43

Class E
Net asset value and redemption price per share ($91,643,465 divided by 7,366,492 shares outstanding)		$12.44

(a) Identified cost of investments		$1,890,772,879

(b) Premiums received on written options		$(917,295)

(c) Amortized cost of repurchase agreements		$191,000,000

(d)	Includes cash collateral for securities loaned of $302,820,054.

Statement of Operations

For the Year Ended December 31, 2007

Investment Income
Interest		$65,566,682 (a)

Expenses
Management fees	$6,179,307
Service and distribution fees—Class B	526,878
Service and distribution fees—Class E	146,242
Directors’ fees and expenses	24,125
Custodian	130,040
Audit and tax services	36,237
Legal	4,660
Printing	364,005
Insurance	13,424
Miscellaneous	18,474

Total expenses		7,443,392

Net Investment Income		58,123,290

Realized and Unrealized Gain (Loss)
Realized gain (loss) on:
Investments—net	11,243,830
Futures contracts—net	(16,883,583)
Options—net	376,069	(5,263,684)

Change in unrealized appreciation (depreciation) on:
Investments—net	(475,497)
Futures contracts—net	797,478
Options—net	455,389	777,370

Net loss		(4,486,314)

Net Increase in Net Assets From Operations		$53,636,976

(a)	Includes net income on securities loaned of $566,441.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2007	Year ended December 31, 2006
From Operations
Net investment income	$58,123,290	$41,804,080
Net realized gain (loss)	(5,263,684)	1,889,513
Unrealized appreciation	777,370	581,436

Increase in net assets from operations	53,636,976	44,275,029

From Distributions to Shareholders
Net investment income
Class A	(25,701,258)	(17,449,874)
Class B	(5,038,642)	(4,169,148)
Class E	(2,574,347)	(3,561,866)

Total distributions	(33,314,247)	(25,180,888)

Increase in net assets from capital share transactions	158,560,156	446,036,846

Total increase in net assets	178,882,885	465,130,987

Net Assets
Beginning of the period	1,171,500,853	706,369,866

End of the period	$1,350,383,738	$1,171,500,853

Undistributed Net Investment Income
End of the period	$58,910,311	$32,927,922

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2007		Year ended December 31, 2006
	Shares	$	Shares	$
Class A
Sales	25,944,586	$318,487,141	24,941,485	$300,895,828
Shares issued through acquisition	0	0	20,242,397	238,253,010
Reinvestments	2,110,120	25,701,258	1,486,361	17,449,874
Redemptions	(17,495,862)	(214,420,714)	(13,148,680)	(158,120,192)

Net increase	10,558,844	$129,767,685	33,521,563	$398,478,520

Class B
Sales	7,713,101	$94,310,450	7,693,574	$92,633,136
Reinvestments	414,703	5,038,642	356,033	4,169,148
Redemptions	(4,789,601)	(58,633,913)	(2,789,188)	(33,543,923)

Net increase	3,338,203	$40,715,179	5,260,419	$63,258,361

Class E
Sales	1,092,215	$13,418,398	1,027,782	$12,399,242
Reinvestments	211,880	2,574,347	304,173	3,561,866
Redemptions	(2,277,527)	(27,915,453)	(2,629,747)	(31,661,143)

Net decrease	(973,432)	$(11,922,708)	(1,297,792)	$(15,700,035)

Increase derived from capital share transactions		$158,560,156		$446,036,846

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Financial Highlights

	Class A
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$12.30	$12.22	$12.43	$12.34	$12.34

Income From Investment Operations
Net investment income	0.57 (a)	0.46	0.19	0.20	0.18
Net realized and unrealized gain (loss) of investments	(0.05)	0.03	0.01	0.18	0.02

Total from investment operations	0.52	0.49	0.20	0.38	0.20

Less Distributions
Distributions from net investment income	(0.34)	(0.41)	(0.17)	(0.16)	(0.08)
Distributions from net realized capital gains	0.00	0.00	(0.24)	(0.13)	(0.12)

Total distributions	(0.34)	(0.41)	(0.41)	(0.29)	(0.20)

Net Asset Value, End of Period	$12.48	$12.30	$12.22	$12.43	$12.34

Total Return (%)	4.4	4.2	1.7	3.0	1.7
Ratio of operating expenses to average net assets (%)	0.54	0.58	0.61	0.64	0.65
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	N/A	N/A	N/A	0.64	0.65
Ratio of net investment income to average net assets (%)	4.66	4.36	3.00	1.56	1.22
Portfolio turnover rate (%)	685	835	964	977	882
Net assets, end of period (000)	$1,032,047	$886,805	$471,703	$148,047	$154,010

	Class B
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$12.25	$12.16	$12.38	$12.31	$12.31

Income From Investment Operations
Net investment income	0.54 (a)	0.44	0.25	0.16	0.06
Net realized and unrealized gain (loss) of investments	(0.05)	0.02	(0.08)	0.17	0.14

Total from investment operations	0.49	0.46	0.17	0.33	0.20

Less Distributions
Distributions from net investment income	(0.31)	(0.37)	(0.15)	(0.13)	(0.08)
Distributions from net realized capital gains	0.00	0.00	(0.24)	(0.13)	(0.12)

Total distributions	(0.31)	(0.37)	(0.39)	(0.26)	(0.20)

Net Asset Value, End of Period	$12.43	$12.25	$12.16	$12.38	$12.31

Total Return (%)	4.0	3.9	1.4	2.7	1.6
Ratio of operating expenses to average net assets (%)	0.79	0.83	0.86	0.89	0.90
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	N/A	N/A	N/A	0.89	0.90
Ratio of net investment income to average net assets (%)	4.41	4.08	2.76	1.81	0.79
Portfolio turnover rate (%)	685	835	964	977	882
Net assets, end of period (000)	$226,693	$182,472	$117,258	$35,073	$347

(a)	Per share amount is based on average shares outstanding during the period.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Financial Highlights

	Class E
	Year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$12.26	$12.18	$12.38	$12.31	$12.32

Income From Investment Operations
Net investment income	0.55 (a)	0.54	0.34	0.17	0.12
Net realized and unrealized gain (loss) of investments	(0.05)	(0.07)	(0.15)	0.17	0.07

Total from investment operations	0.50	0.47	0.19	0.34	0.19

Less Distributions
Distributions from net investment income	(0.32)	(0.39)	(0.15)	(0.14)	(0.08)
Distributions from net realized capital gains	0.00	0.00	(0.24)	(0.13)	(0.12)

Total distributions	(0.32)	(0.39)	(0.39)	(0.27)	(0.20)

Net Asset Value, End of Period	$12.44	$12.26	$12.18	$12.38	$12.31

Total Return (%)	4.1	4.0	1.6	2.8	1.5
Ratio of operating expenses to average net assets (%)	0.69	0.73	0.76	0.79	0.80
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	N/A	N/A	N/A	0.79	0.80
Ratio of net investment income to average net assets (%)	4.51	4.13	2.74	1.42	1.03
Portfolio turnover rate (%)	685	835	964	977	882
Net assets, end of period (000)	$91,643	$102,223	$117,409	$123,455	$114,450

(a)	Per share amount is based on average shares outstanding during the period.

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—December 31, 2007

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The Western Asset Management U.S. Government Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

MSF-13

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—December 31, 2007—(Continued)

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated day-to-day responsibility for valuing Portfolio assets to the subadviser of the Portfolio, who values such assets as described above and operates under procedures approved by the Board.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Options:

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends

MSF-14

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—December 31, 2007—(Continued)

to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

Mortgage Dollar Rolls:

The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. Dollar rolls are accounted for as purchase and sale transactions; gain/loss is recognized at the end of the term of the dollar roll. The average monthly balance of dollar rolls outstanding during the year ended December 31, 2007 was $662,527,667 for the Portfolio.

A Portfolio that enters into mortgage dollar rolls is subject to the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Portfolio’s use of proceeds from the dollar roll may be restricted pending a court determination, a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Credit Risk:

The Portfolio invests a significant portion of its assets in securities of issuers that hold mortgage and asset backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market’s perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain issuers held by the Portfolio. At December 31, 2007, the Portfolio held securities of issuers that hold mortgage and asset backed securities and direct investments in mortgage and asset backed securities with an aggregate value of $237,515,505 (representing 17.6% of the Portfolio’s total assets).

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

As of December 31, 2007, the Portfolio had capital loss carryovers as follows:

Expiring 12/31/15	Expiring 12/31/14	Expiring 12/31/13	Total
$1,601,118	$2,179,549	$5,101,186	$8,881,853

MSF-15

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—December 31, 2007—(Continued)

The utilization of the capital loss carryforward acquired as part of a merger may be limited under section 382 of the Internal Revenue Code.

The tax character of distributions paid for the periods ended December 31, 2007 and 2006 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2007	2006	2007	2006	2007	2006	2007	2006
$33,314,247	$25,180,888	$—	$—	$—	$—	$33,314,247	$25,180,888

As of December 31, 2007, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized (Depreciation)	Loss Carryforwards	Total
$58,923,283	$—	$(8,546,103)	$(8,881,853)	$41,495,327

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

3.	INVESTMENT TRANSACTIONS:

For the year ended December 31, 2007, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$9,636,899,555	$105,654,561	$9,328,425,057	$4,203,487

Options Written:

The Portfolio transactions in options written during the year ended December 31, 2007 were as follows:

Call Options	Number of contracts	Premiums received
Options outstanding December 31, 2006	0	$0
Options written	758	542,085
Options closed	0	0
Options expired	0	0

Options outstanding December 31, 2007	758	$542,085

Put Options	Number of contracts	Premiums received
Options outstanding December 31, 2006	0	$0
Options written	2,398	990,104
Options closed	(1,640)	(614,894)
Options expired	0	0

Options outstanding December 31, 2007	758	$375,210

MSF-16

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—December 31, 2007—(Continued)

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2007	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
$6,179,307	0.550%	Of the first $500 million
	0.450%	On amounts in excess of $500 million

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Western Asset Management Co. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Service and Distribution Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing, the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the year ended December 31, 2007 are shown as Service and Distribution fees in the Statement of Operations.

5.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolios’ behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Portfolio receives 80% of the annual net income from securities lending transactions, which is included in interest income of the Portfolio. The remaining 20% is paid to the custodian as compensation for its securities lending services. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. Any outstanding loans by the Portfolio at December 31, 2007 are footnoted in the Schedule of Investments.

6.	REGULATORY MATTERS:

As previously reported, in May 2004, General American received a Wells Notice stating that the SEC staff was considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws against General American with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through General American. General American responded to the SEC staff and cooperated with the investigation. On August 9, 2007, the SEC announced that it had settled an enforcement action regarding late trading against General American with, among other things, General American agreeing to pay a civil penalty and to comply with certain undertakings. General American

MSF-17

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—December 31, 2007—(Continued)

consented to the SEC’s order without admitting or denying the findings. MetLife Advisers has also advised the Fund’s Board of Directors that, while certain exceptions to the Fund’s policies have been noted, no situations have been identified that would have a material impact on the financial position of the Fund.

7.	RECENT ACCOUNTING PRONOUNCEMENTS:

Effective June 29, 2007, the Fund implemented Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109” (“FIN 48”). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Fund, and has determined that the adoption of FIN 48 does not have a material impact on the Fund’s financial statements. The Fund files U.S. tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s tax returns remains open for the years ended December 31, 2004 through December 31, 2006.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

MSF-18

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of the Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Western Asset Management U.S. Government Portfolio, one of the portfolios constituting the Metropolitan Series Fund, Inc. (the “Fund”) as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Western Asset Management U.S. Government Portfolio of the Metropolitan Series Fund, Inc. as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 28, 2008

MSF-19

Metropolitan Series Fund, Inc.

Directors and Officers

The Fund’s Directors review actions of the Fund’s investment adviser and subadvisers, and decide upon matters of general policy. The Fund’s officers supervise the daily business operations of the Fund. The Board of Directors and the Fund’s officers are listed below. Each Director is responsible for overseeing all 36 Portfolios of the Fund. There is no limit to the term a Director may serve. Directors serve until their resignation, retirement or removal in accordance with the Fund’s organizational documents and policies adopted by the Board from time to time. Officers hold office at the pleasure of the Board or until the election or appointment and the qualification of a successor. The address of the directors and officers is c/o Metropolitan Series Fund, Inc., 501 Boylston Street, Boston, MA 02116.

Interested Directors(1)

Each Director below is an “interested person” (as defined by the 1940 Act) with respect to the Fund in that Ms. Forget is an employee of MetLife and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Elizabeth M. Forget Age: 41	Director, Chairman of the Board, President and Chief Executive Officer	2006	Senior Vice President (since 2007), MetLife, Inc.; President, Met Investors Advisory, LLC (“MIA”); Trustee and President, Met Investors Series Trust (“MIST”); Executive Vice President, MetLife Investors Group, Inc.; President (since 2006), MetLife Advisers.	81

Arthur G. Typermass Age: 70	Director	1998	Formerly, Senior Vice President and Treasurer, MetLife.	37

Non-Interested Directors(1)

Each Director below is not an “interested person” (as defined by the 1940 Act) with respect to the Fund (collectively, the “Independent Directors”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† Age: 70	Director	1985	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	37

Linda B. Strumpf Age: 60	Director	2000	Vice President and Chief Investment Officer, Ford Foundation.	37

Michael S. Scott Morton† Age: 70	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, MIT.	37

H. Jesse Arnelle Age: 74	Director	2001	Formerly, Counsel, Womble Carlyle Sandrie & Rice; Director, Textron Inc. (global multi-industry company)*; formerly, Director, Gannet Co. Inc. (diversified news and information company)*; formerly, Director, Eastman Chemical Company (global chemical company)*; formerly, Director, Waste Management, Inc.*; formerly, Director, Armstrong Holdings Inc. (parent company of floor and ceiling products business)*; formerly, Director, FPL Group Inc. (public utility holding company)*; Director, URS Corporation (engineering design services firm)*.	37

Nancy Hawthorne Age: 56	Director	2003	Director, Avid Technologies (computer software company)*; formerly, Chairman of the Board of Avid Technologies; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Chief Executive Officer, Clerestory LLC (corporate financial advisor); formerly, Trustee, New England Zenith Fund (“Zenith Fund”)**; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company )*.	37

MSF-20

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
John T. Ludes Age: 71	Director	2003	President, LFP Properties (consulting firm); Formerly, Trustee, Zenith Fund**; formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	37

Officers(1)

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey P. Halperin	40	Chief Compliance Officer	2006	Vice President (since 2006), Corporate Ethics and Compliance Department, MetLife, Inc.; Chief Compliance Officer (since 2006), MetLife Advisers, MIA and MIST.

John F. Guthrie, Jr.	64	Senior Vice President	2002	Manager and Senior Vice President, MetLife Advisers; Vice President, MetLife; Vice President (since 2003), MetLife Group, Inc.; Vice President, NELICO; Vice President (since 2005), MIA; formerly, Senior Vice President, Zenith Fund**.

Alan C. Leland	55	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Treasurer (since 2005), Met Investors Advisory, LLC; Vice President (since 2004), MIA; Vice President (since 2003), MetLife Group, Inc.; Vice President, MetLife; Senior Vice President, NELICO

Peter Duffy	52	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers (since 1998); Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife Group, Inc.; formerly, Vice President and Treasurer, Zenith Fund**.

Thomas M. Lenz	49	Vice President and Secretary	2002	General Counsel and Secretary, MetLife Advisers; Assistant General Counsel, MetLife; formerly, Vice President and Secretary, Zenith Fund**.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
**	The Zenith Fund deregistered with the Securities and Exchange Commission (“SEC”) in 2004.
(†)	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the “State Street Research Funds”).
(1)	Each Director of the Fund also serves as trustee of Metropolitan Series Fund II (“Met Series Fund II”), a registered investment company advised by MetLife Advisers. Each officer of the Fund serves in the same position with Met Series Fund II, which consists of one portfolio.
(2)	Previous positions during the past five years with the Fund, MIST, MetLife, MetLife Advisers, MIA, Zenith Fund, NELICO or New England Securities Corporation are omitted if not materially different.
(3)	The Fund Complex includes the Fund (36 portfolios), Met Series Fund II (1 portfolio) and MIST (44 portfolios)

MSF-21

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Fund’s Contract Review Committees of the Board of Directors (the “Board”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (collectively, the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals at the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers, the Fund’s investment adviser, and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through the subadvisers’ responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies and the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (viii) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (ix) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (x) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xi) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee on September 12, 2007, the Board, at its November 15, 2007 meeting, approved the continuation through December 31, 2008 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio of the Fund. The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the establishment of the investment strategies of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of Subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of

MSF-22

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ recommendations regarding reductions in Fee rates, implementation of Fee breakpoints and institution of Fee waivers and expense caps.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and their affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

MSF-23

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution, brokerage and transfer agency services to the Portfolios, and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2008.

MSF-24

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2007 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-25

Metropolitan Series Fund, Inc. Zenith Equity Portfolio Annual Report	December 31, 2007

Letter from the President

February 1, 2008

Letter to Policy Holders:

2007 was a tumultuous year in the financial markets driven by concerns in the credit markets surrounding sub-prime mortgages and fears of recession in the U.S. Economy. The broad markets were mixed, with the Dow Jones Industrial Average up 8.9% and the MSCI EAFE Index, which measures the performance of international equities, up 11.2% for the year, while the Russell 2000 Index, which measures the performance of small capitalization stocks, was down 1.6%.

In the fixed income markets, credit spreads increased as a result of the pressure from sub-prime mortgage crisis and the Federal Reserve lowered interest rates by a total of 1% during the year. The Lehman Brothers Aggregate Bond Index posted a 7.0% return for the year.

On the following pages, you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth Forget

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the year ended December 31, 2007, the Class A shares of the Zenith Equity Portfolio returned 5.3%, compared to its benchmark, the Standard & Poor’s 500 Index1, which returned 5.5%. The average return of its peer group, the Lipper Variable Insurance Products Large-Cap Core Funds Universe2, was 5.8% over the same period.

PORTFOLIO REVIEW

Concerns about subprime mortgages and the strength of the overall economy initially surfaced in the first half of 2007, but they were mostly brushed off. It was not until the second half of the year that those concerns intensified. Most economic statistics at the end of 2007 indicated a weakening economy: a sharp decrease in New and Existing Home Sales, a drop in Consumer Confidence, a rise in the Unemployment Rate, and a decline in the Purchasing Managers Index.

During 2007, large cap stocks, as measured by the Standard & Poor’s 500 Index return of 5.5%, did better than small cap stocks, as measured by the -1.6% return of the Russell 2000 Index3. Growth style stocks generally held up better than value style stocks. There was a wide dispersion among the various sectors of the S&P 500 Index: Energy and Materials were up 34% and 22% respectively, while Financials (-19%) and Consumer Discretionary (-13%) were down sharply. On a local basis, foreign stocks were also up modestly for the year, but US based investors benefited from a weak dollar to receive an 11.2% return as measured by the MSCI EAFE Index4.

The Zenith Equity Portfolio is a “fund of funds” that invests in other Portfolios of the Metropolitan Series Fund, Inc. Currently, MetLife Advisers invests the assets of Zenith Equity Portfolio equally among the Capital Guardian U.S. Equity Portfolio, the FI Value Leaders Portfolio, and the Jennison Growth Portfolio (the Underlying Portfolios). Of its three Underlying Portfolios, Capital Guardian was the weakest performer with a -0.1% return for the year ending December 31, 2007; the FI Value Leaders component returned 4.2%; and Jennison, in line with the large cap growth indices, returned 11.7%.

For more information on the Underlying Portfolios, please see the individual report pertaining to each of the Underlying Portfolios.

* The views expressed above are those of the advisory firm as of December 31, 2007 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

1 The Standard & Poor’s (S&P) 500® Stock Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange.

2 The Lipper Variable Insurance Products Fund Average is an average of the total return performance (calculated on the basis of net asset value) of variable product funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

3The Russell 2000® Index is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000® Index.

4The Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE Index”) is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada.

MSF-2

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

A $10,000 INVESTMENT COMPARED TO

THE S&P 500 INDEX

Average Annual Returns as of December 31, 2007

	Zenith Equity Portfolio	S&P 500 Index
1 Year	5.3%	5.5%
5 Year	12.9	12.8
10 Year	5.9	5.9

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of December 31, 2007

Top Holdings

% of Total Net Assets
Metropolitan Series Fund, Inc.—Jennison Growth Portfolio, (Class A)	34.0%
Metropolitan Series Fund, Inc.—FI Value Leaders Portfolio, (Class A)	33.7%
Metropolitan Series Fund, Inc.—Capital Guardian U.S. Equity Portfolio, (Class A)	32.3%

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2007 through December 31, 2007.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period* July 1, 2007 to December 31, 2007
Zenith Equity(a)	Actual	0.71%	$1,000.00	$987.00	$3.56
	Hypothetical	0.71%	$1,000.00	$1,021.59	$3.62

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the expenses of both the Zenith Equity Portfolio and the underlying Portfolios in which it invests.

MSF-4

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Schedule of Investments as of December 31, 2007

Mutual Funds—100.0%

Security Description	Shares	Value*

Affiliated Investment Companies—100.0%
Metropolitan Series Fund, Inc.—Capital Guardian U.S. Equity Portfolio, (Class A)	22,154,374	$275,600,413
Metropolitan Series Fund, Inc.—FI Value Leaders Portfolio, (Class A)	1,467,259	287,832,240
Metropolitan Series Fund, Inc.—Jennison Growth Portfolio, (Class A)	21,266,895	289,655,114
Total Mutual Funds (Identified Cost $680,664,772)		853,087,767

Total Investments—100.0% (Identified Cost $680,664,772) (a)		853,087,767
Liabilities less other assets		(110,648)

Total Net Assets—100%		$852,977,119

(a)	The aggregate cost of investments for federal income tax purposes as of December 31, 2007 was $688,446,175 and the unrealized appreciation on investment securities was $164,641,592.

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Statement of Assets & Liabilities

December 31, 2007

Assets
Investments at value (a)		$853,087,767
Receivable for:
Securities sold		863,893
Fund shares sold		22,090

Total Assets		853,973,750
Liabilities
Payable for:
Fund shares redeemed	$885,983
Due to custodian bank	825
Accrued expenses:
Deferred directors’ fees	85,267
Other expenses	24,556

Total Liabilities		996,631

Net Assets		$852,977,119

Net assets consists of:
Capital paid in		$665,618,544
Undistributed net investment income		18,091,157
Accumulated net realized losses		(3,155,577)
Unrealized appreciation on investments		172,422,995

Net Assets		$852,977,119

Computation of offering price:
Class A
Net asset value and redemption price per share ($852,977,119 divided by 1,818,970 shares outstanding)		$468.93

(a) Identified cost of investments		$680,664,772

Statement of Operations

For the Year Ended December 31, 2007

Investment Income
Dividends from Underlying Portfolios		$5,755,477
Interest		111

		5,755,588
Expenses
Directors’ fees and expenses	4,798
Custodian	32,123
Audit and tax services	18,574
Legal	9,971
Miscellaneous	9,538

Total expenses		75,004

Net Investment Income		5,680,584

Realized and Unrealized Gain (Loss)
Realized gain on:
Investments—net	41,679,353
Capital gain distributions from Underlying Portfolios	57,453,234	99,132,587

Change in unrealized depreciation on:
Investments—net		(55,905,944)

Net gain		43,226,643

Net Increase in Net Assets From Operations		$48,907,227

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2007	Year ended December 31, 2006
From Operations
Net investment income	$5,680,584	$6,930,597
Net realized gain	99,132,587	49,310,064
Unrealized appreciation (depreciation)	(55,905,944)	19,077,888

Increase in net assets from operations	48,907,227	75,318,549

From Distributions to Shareholders
Net Investment Income	(6,947,399)	(5,148,684)

Total distributions	(6,947,399)	(5,148,684)

Decrease in net assets from capital share transactions	(126,957,251)	(129,049,996)

Total decrease in net assets	(84,997,423)	(58,880,131)

Net Assets
Beginning of the period	937,974,542	996,854,673

End of the period	$852,977,119	$937,974,542

Undistributed Net Investment Income
End of the period	$18,091,157	$6,875,406

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2007		Year ended December 31, 2006
	Shares	$	Shares	$
Sales	186,558	$87,294,647	239,084	$101,838,553
Reinvestments	14,827	6,947,399	11,885	5,148,684
Redemptions	(472,139)	(221,199,297)	(553,641)	(236,037,233)

Net decrease	(270,754)	$(126,957,251)	(302,672)	$(129,049,996)

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Financial Highlights

	Year ended December 31,
	2007		2006	2005	2004	2003
Net Asset Value, Beginning of Period	$448.85		$416.68	$381.97	$345.68	$263.54

Income From Investment Operations
Net investment income	2.91	(a)	3.40	2.29	3.44	1.57
Net realized and unrealized gain on investments	20.66		31.01	35.94	34.45	81.36

Total from investment operations	23.57		34.41	38.23	37.89	82.93

Less Distributions
Distributions from net investment income	(3.49)		(2.24)	(3.52)	(1.60)	(0.79)

Total distributions	(3.49)		(2.24)	(3.52)	(1.60)	(0.79)

Net Asset Value, End of Period	$468.93		$448.85	$416.68	$381.97	$345.68

Total Return (%)	5.3		8.3	10.2	11.0	31.5
Ratio of operating expenses to average net assets (%)	0.01	(b)	0.01 (b)	0.01 (b)	0.01 (b)	0.01 (b)
Ratio of net investment income to average net assets (%)	0.62		0.72	0.52	0.91	0.50
Portfolio turnover rate (%)	11		6	5	4	6
Net assets, end of period (000)	$852,977		$937,975	$996,855	$1,029,383	$1,042,983

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The ratio of operating expenses to average net assets does not include expenses of investment companies in which the Portfolio invests.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Notes to Financial Statements—December 31, 2007

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The Zenith Equity Portfolio (the “Asset Allocation Portfolio”) is a non-diversified series of the fund. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by MetLife Advisers, LLC (“MetLife Advisers”) or its affiliates (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although not all Portfolios are available to all such separate accounts.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

The net asset value of the Asset Allocation Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Asset Allocation Portfolio invests. The Underlying Portfolios that are Series of the Fund will use fair value pricing in the circumstances and manner described below.

The Underlying Portfolios are valued as follows:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When an Underlying Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

MSF-9

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Notes to Financial Statements—December 31, 2007—(Continued)

The Underlying Portfolios expect to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Underlying Portfolios may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Underlying Portfolios value their securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Underlying Portfolios value their securities. To account for this, the Underlying Portfolios may frequently value many of the Underlying Portfolios’ foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated day-to-day responsibility for valuing Underlying Portfolio assets to MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), who values such assets as described above and operates under procedures approved by the Board.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Federal Income Taxes:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

As of December 31, 2007, the Asset Allocation Portfolio had no capital loss carryovers.

Ordinary Income		Long Term Gain		Return of Capital		Total
2007	2006	2007	2006	2007	2006	2007	2006
$6,947,399	$5,148,684	$—	$—	$—	$—	$6,947,399	$5,148,684

As of December 31, 2007, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation	Total
$18,151,802	$4,625,826	$164,641,592	$187,419,220

MSF-10

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Notes to Financial Statements—December 31, 2007—(Continued)

Dividends and Distributions to Shareholders:

The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

3.	INVESTMENT TRANSACTIONS:

For the year ended December 31, 2007, purchases and sales of Underlying Portfolios by the Zenith Equity Portfolio were $98,428,721 and $169,210,977, respectively.

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Asset Allocation Portfolio. The Asset Allocation Portfolio does not directly pay MetLife Advisers an investment advisory fee for its services, but indirectly pays MetLife Advisers an investment advisory fee through its investments in the Underlying Portfolios.

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

5.	REGULATORY MATTERS:

As previously reported, in May 2004, General American received a Wells Notice stating that the SEC staff was considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws against General American with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through General American. General American responded to the SEC staff and cooperated with the investigation. On August 9, 2007, the SEC announced that it had settled an enforcement action regarding late trading against General American with, among other things, General American agreeing to pay a civil penalty and to comply with certain undertakings. General American consented to the SEC’s order without admitting or denying the findings. MetLife Advisers has also advised the Fund’s Board of Directors that, while certain exceptions to the Fund’s policies have been noted, no situations have been identified that would have a material impact on the financial position of the Fund.

6.	RECENT ACCOUNTING PRONOUNCEMENTS:

Effective June 29, 2007, the Fund implemented Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109” (“FIN 48”). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Fund, and has determined that the adoption of FIN 48 does not have a material impact on the Fund’s financial statements. The Fund files U.S. tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s tax returns remains open for the years ended December 31, 2004 through December 31, 2006.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

MSF-11

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Notes to Financial Statements—December 31, 2007—(Continued)

7.	OTHER:

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising management or control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolio’s net assets. Transactions in the Underlying Portfolios during the year ended December 31, 2007 in which the Asset Allocation Portfolio had ownership of at least 5% of the outstanding voting securities during the period are as follows:

Underlying Portfolio (Class A)	Beginning Shares as of 12/31/2006	Shares Purchased during Period	Shares Sold during Period	Ending Shares as of 12/31/2007
Metropolitan Series Fund, Inc.—Capital Guardian U.S. Equity	23,400,657	2,457,379	3,703,662	22,154,374
Metropolitan Series Fund, Inc.—FI Value Leaders	1,506,632	231,327	270,700	1,467,259
Metropolitan Series Fund, Inc.—Jennison Growth	24,622,035	1,622,223	4,977,363	21,266,895

Underlying Portfolio (Class A)	Realized Gain during Period	Capital Gains Distributions during Period	Dividend Income during Period	Ending Value as of 12/31/2007
Metropolitan Series Fund, Inc.—Capital Guardian U.S. Equity	$11,982,101	$18,464,868	$1,484,386	$275,600,414
Metropolitan Series Fund, Inc.—FI Value Leaders	14,652,256	27,767,396	2,933,025	287,832,240
Metropolitan Series Fund, Inc.—Jennison Growth	15,044,913	11,220,971	1,338,066	289,655,114

MSF-12

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of the Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Zenith Equity Portfolio, one of the portfolios constituting the Metropolitan Series Fund, Inc. (the “Fund”) as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and transfer agent; where replies were not received from the transfer agent, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Zenith Equity Portfolio of the Metropolitan Series Fund, Inc. as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 21, 2008

MSF-13

Metropolitan Series Fund, Inc.

Directors and Officers

The Fund’s Directors review actions of the Fund’s investment adviser and subadvisers, and decide upon matters of general policy. The Fund’s officers supervise the daily business operations of the Fund. The Board of Directors and the Fund’s officers are listed below. Each Director is responsible for overseeing all 36 Portfolios of the Fund. There is no limit to the term a Director may serve. Directors serve until their resignation, retirement or removal in accordance with the Fund’s organizational documents and policies adopted by the Board from time to time. Officers hold office at the pleasure of the Board or until the election or appointment and the qualification of a successor. The address of the directors and officers is c/o Metropolitan Series Fund, Inc., 501 Boylston Street, Boston, MA 02116.

Interested Directors(1)

Each Director below is an “interested person” (as defined by the 1940 Act) with respect to the Fund in that Ms. Forget is an employee of MetLife and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Elizabeth M. Forget Age: 41	Director, Chairman of the Board, President and Chief Executive Officer	2006	Senior Vice President (since 2007), MetLife, Inc.; President, Met Investors Advisory, LLC (“MIA”); Trustee and President, Met Investors Series Trust (“MIST”); Executive Vice President, MetLife Investors Group, Inc.; President (since 2006), MetLife Advisers.	81

Arthur G. Typermass Age: 70	Director	1998	Formerly, Senior Vice President and Treasurer, MetLife.	37

Non-Interested Directors(1)

Each Director below is not an “interested person” (as defined by the 1940 Act) with respect to the Fund (collectively, the “Independent Directors”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† Age: 70	Director	1985	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	37

Linda B. Strumpf Age: 60	Director	2000	Vice President and Chief Investment Officer, Ford Foundation.	37

Michael S. Scott Morton† Age: 70	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, MIT.	37

H. Jesse Arnelle Age: 74	Director	2001	Formerly, Counsel, Womble Carlyle Sandrie & Rice; Director, Textron Inc. (global multi-industry company)*; formerly, Director, Gannet Co. Inc. (diversified news and information company)*; formerly, Director, Eastman Chemical Company (global chemical company)*; formerly, Director, Waste Management, Inc.*; formerly, Director, Armstrong Holdings Inc. (parent company of floor and ceiling products business)*; formerly, Director, FPL Group Inc. (public utility holding company)*; Director, URS Corporation (engineering design services firm)*.	37

Nancy Hawthorne Age: 56	Director	2003	Director, Avid Technologies (computer software company)*; formerly, Chairman of the Board of Avid Technologies; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Chief Executive Officer, Clerestory LLC (corporate financial advisor); formerly, Trustee, New England Zenith Fund (“Zenith Fund”)**; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company )*.	37

MSF-14

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
John T. Ludes Age: 71	Director	2003	President, LFP Properties (consulting firm); Formerly, Trustee, Zenith Fund**; formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	37

Officers(1)

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey P. Halperin	40	Chief Compliance Officer	2006	Vice President (since 2006), Corporate Ethics and Compliance Department, MetLife, Inc.; Chief Compliance Officer (since 2006), MetLife Advisers, MIA and MIST.

John F. Guthrie, Jr.	64	Senior Vice President	2002	Manager and Senior Vice President, MetLife Advisers; Vice President, MetLife; Vice President (since 2003), MetLife Group, Inc.; Vice President, NELICO; Vice President (since 2005), MIA; formerly, Senior Vice President, Zenith Fund**.

Alan C. Leland	55	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Treasurer (since 2005), Met Investors Advisory, LLC; Vice President (since 2004), MIA; Vice President (since 2003), MetLife Group, Inc.; Vice President, MetLife; Senior Vice President, NELICO

Peter Duffy	52	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers (since 1998); Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife Group, Inc.; formerly, Vice President and Treasurer, Zenith Fund**.

Thomas M. Lenz	49	Vice President and Secretary	2002	General Counsel and Secretary, MetLife Advisers; Assistant General Counsel, MetLife; formerly, Vice President and Secretary, Zenith Fund**.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
**	The Zenith Fund deregistered with the Securities and Exchange Commission (“SEC”) in 2004.
(†)	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the “State Street Research Funds”).
(1)	Each Director of the Fund also serves as trustee of Metropolitan Series Fund II (“Met Series Fund II”), a registered investment company advised by MetLife Advisers. Each officer of the Fund serves in the same position with Met Series Fund II, which consists of one portfolio.
(2)	Previous positions during the past five years with the Fund, MIST, MetLife, MetLife Advisers, MIA, Zenith Fund, NELICO or New England Securities Corporation are omitted if not materially different.
(3)	The Fund Complex includes the Fund (36 portfolios), Met Series Fund II (1 portfolio) and MIST (44 portfolios)

MSF-15

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Fund’s Contract Review Committees of the Board of Directors (the “Board”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (collectively, the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals at the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers, the Fund’s investment adviser, and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through the subadvisers’ responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies and the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (viii) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (ix) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (x) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xi) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee on September 12, 2007, the Board, at its November 15, 2007 meeting, approved the continuation through December 31, 2008 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity Portfolio (which does not have a subadviser). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than Zenith Equity) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the establishment of the investment strategies of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of Subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to Zenith Equity, the Directors considered both the portfolio management services and the administrative services provided by MetLife Advisers. After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

MSF-16

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ recommendations regarding reductions in Fee rates, implementation of Fee breakpoints and institution of Fee waivers and expense caps.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and their affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Agreements.

MSF-17

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution, brokerage and transfer agency services to the Portfolios, and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2008.

MSF-18

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2007 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-19

Item 2. Code of Ethics.

As of December 31, 2007 the registrant has adopted a “code of ethics” (as such term is defined in the instructions to Item 2 of Form N-CSR) that applies to the registrant’s principal executive officer and principal financial and accounting officer. There were no substantive amendments or waivers to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that Steve A. Garban, John T. Ludes and Linda B. Strumpf are “audit committee financial experts” (as such term is defined in the instructions to Item 3 of Form N-CSR). Each of these individuals is “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) –	(d)

Fees for Services Rendered to the Registrant

Fiscal Year	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
2006	$859,460	$83,026	$114,000	$0
2007	$902,800	$36,000	$111,000	$0

Audit-Related Fees represent fees for services rendered to the registrant (i) for security valuation testing in connection with the registrant’s semi-annual report for the periods ended June 30, 2006 and June 30, 2007 respectively; and (ii) related to reorganizations involving certain portfolios of the registrant (in the case of (ii), such fees were paid by the registrant’s investment adviser).

Tax Fees represent fees for services rendered to the registrant for tax return preparation and review of and participation in determining required income and capital gains distributions.

There were no fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(e)(1) The registrant’s Audit Committee has established pre-approval procedures pursuant to paragraph (c)(7)(i)(B) of Rule 2-01 of Regulation S-X, which include regular pre-approval procedures and interim pre-approval procedures. Under the regular pre-approval procedures, the Audit Committee pre-approves at its regularly scheduled meetings audit and non-audit services that are required to be pre-approved under paragraph (c)(7) of Rule 2-01 of Regulation S-X. Under the interim pre-approval procedures, any member of the Audit Committee who is an independent Director is authorized to pre-approve proposed services that arise between regularly scheduled Audit Committee meetings and that need to commence prior to the next regularly scheduled Audit Committee meeting. Such Audit Committee member must report to the Audit Committee at its next regularly scheduled meeting on the pre-approval decision.

(e)(2) Not applicable.

(f) Not applicable.

(g)

Fiscal Year	Aggregate Non-Audit Fees
2006	$7,800,000
2007	$4,700,000

The amounts set out above represent the aggregate non-audit fees billed by the registrant’s accountant to MetLife, Inc., and include, among other non-audit fees, non-audit fees for services rendered to the registrant and rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h) The Audit Committee of the registrant’s Board of Directors considered the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X and concluded that such services are compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

Included in reports to stockholders under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Board of Directors since the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a) The President and Treasurer of the registrant have concluded, based on their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures provide reasonable assurance that information required to be disclosed by the registrant in this report on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There has been no change in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of Ethics (as defined in Item 2(b) of Form N-CSR).

(2) Certifications required by Rule 30a-2(a) under the Act.

(3) Not applicable.

(b)	Certification required by Rule 30a-2(b) under the Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

METROPOLITAN SERIES FUND, INC.

By:	/s/ Elizabeth Forget
Name:	Elizabeth Forget
Title:	President
Date:	February 28, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Elizabeth Forget
Name:	Elizabeth Forget
Title:	President
Date:	February 28, 2008

By:	/s/ Peter H. Duffy
Name:	Peter H. Duffy
Title:	Treasurer
Date:	February 28, 2008

EXHIBIT LIST

Exhibit 12(a)(1):	Code of Ethics

Exhibit 12(a)(2)(a):	Certification of the Principal Executive Officer required by Rule 30a-2(a) under the Act

Exhibit 12(a)(2)(b):	Certification of the Principal Financial Officer required by Rule 30a-2(a) under the Act

Exhibit 12(b):	Certification required by Rule 30a-2(b) under the Act